                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-03605

                          Northern Institutional Funds
               (Exact name of registrant as specified in charter)

                             50 South LaSalle Street
                                Chicago, IL 60675
               (Address of principal executive offices)(Zip code)

                          Lloyd A. Wennlund, President
                          Northern Institutional Funds
                             50 South LaSalle Street
                                Chicago, IL 60675
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 557-7547

                      Date of fiscal year end: November 30

                   Date of reporting period: November 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

                                                       N O V E M B E R  30, 2004

     NORTHERN INSTITUTIONAL FUNDS
     MONEY MARKET PORTFOLIOS

[PHOTO APPEARS HERE]

ANNUAL REPORT

[LOGO OF NORTHERN INSTITUTIONAL FUNDS]

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               ----------------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       TABLE OF CONTENTS



The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although each Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Fund Distributors, LLC, not affiliated with Northern Trust.

                               NOT FDIC INSURED
--------------------------------------------------------------------------------
                       May lose value/No bank guarantee

 2  PORTFOLIO MANAGEMENT COMMENTARY

 6  STATEMENTS OF ASSETS AND LIABILITIES

 7  STATEMENTS OF OPERATIONS

 8  STATEMENTS OF CHANGES IN NET ASSETS

10  FINANCIAL HIGHLIGHTS

    SCHEDULES OF INVESTMENTS

    18                DIVERSIFIED ASSETS PORTFOLIO

    25                GOVERNMENT PORTFOLIO

    27                GOVERNMENT SELECT PORTFOLIO

    29                TAX-EXEMPT PORTFOLIO

    38                MUNICIPAL PORTFOLIO

51  ABBREVIATIONS AND OTHER INFORMATION

52  NOTES TO THE FINANCIAL STATEMENTS

55  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

56  FUND EXPENSES

58  TRUSTEES AND OFFICERS

62  FOR MORE INFORMATION

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 MONEY MARKET PORTFOLIOS

PORTFOLIO MANAGEMENT COMMENTARY

DIVERSIFIED ASSETS PORTFOLIO                    Ali Bleecker - Portfolio Manager

Short-term interest rates remained on hold at 1.00 percent throughout the first half of the year, and the prevailing expectation was that the Federal Reserve would not begin to raise rates until 2005. By early spring, however, the employment situation had improved, GDP readings had become more promising and near-term inflation expectations had edged higher. In response to the economic strengthening, yields on short-term Treasuries rose as the market began to anticipate that the Federal Reserve would start to tighten much sooner than originally expected. The Fed indeed boosted rates by a quarter-point in June, and has since done so on three additional occasions.

For the 12-month period ended November 30, 2004, the Shares Class of the Portfolio posted a 1.00 percent total return, compared with the 0.94 percent total return of the iMoneyNet(TM) First Tier Institutional category. The Portfolio's Current 7-Day Yield as of November 30, 2004 was 1.65 percent.

Our decisions with respect to the Portfolio's duration reflected the shifting outlook for Fed policy. The Portfolio held a slightly above-average duration (relative to its benchmark) during the first half of the year, due to the softness of the economic expansion. We subsequently added floating rate notes during the spring and early summer to enhance the Portfolio's yield amid a rising rate environment. We targeted a neutral duration during the summer, and as interest rates pushed higher in September, we added some six- and nine-month positions at levels that reflected overly aggressive Fed tightening. As the year came to a close, we utilized a barbell strategy that allowed us to lock in higher-yielding assets when rates increased.

GOVERNMENT PORTFOLIO                          Mary Ann Flynn - Portfolio Manager

The first quarter of 2004 ended on a positive note, with the overall economy showing strength. Capital goods and technology orders rose, and economists were pleasantly surprised by the addition of 308,000 jobs in March. June, however, brought weaker than expected economic reports. Both job and wage growth were below expectations, most notably in the retail and construction sectors.

The Federal Reserve raised short-term interest rates 25 basis points at its June meeting, with a cautious statement concerning the measured pace of future tightenings. The September meeting brought another 25-basis-point increase, with the Fed continuing to emphasize its "measured" approach, and remaining upbeat on the U.S. economy. The reporting period closed with the Fed's benchmark rate at 2 percent, and future Fed moves dependent on economic data. Even with the election behind us, the economy is still sensitive to political uncertainty, the ongoing war in Iraq and the shadow of higher oil prices.

For the 12-month period ended November 30, 2004 the Shares Class of the Portfolio returned 0.96 percent, compared with the 0.90 percent total return of the benchmark. The Portfolio's Current 7-Day Yield as of November 30, 2004 was
1.65 percent. Early in the year, the Portfolio's weighted average maturity ranged from neutral to long. The Portfolio is now positioned with a neutral to modestly long average maturity as we await the Fed's direction over the coming months. When interest rates rose during the period we increased duration. In addition, we purchased floating rate instruments with one- and three-month resets as a hedge against future Fed activity.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance information shown is that of a Portfolio's Shares Class. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolios seek to maintain a value of $1.00 per share, it is possible to lose money by investing.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 11/30/04. In the absence of fee waivers, the Current 7-Day Yield for the Diversified Assets Portfolio and the Government Portfolio would have been 1.63% and 1.62%, respectively, as of 11/30/04.

We compare our Portfolios to the iMoneyNet Money Fund Report AveragesTM, which are composites of professionally managed money market investments with similar investment objectives.

MONEY MARKET PORTFOLIOS 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PORTFOLIO MANAGEMENT COMMENTARY

GOVERNMENT SELECT PORTFOLIO                   Mary Ann Flynn - Portfolio Manager

The year 2004 began with low mortgage rates that continued to fuel the housing market. Economists were surprised by March's impressive non-farm payroll figure reporting 308,000 new jobs. Consumer spending remained strong, and capital goods orders were on the upswing. The economy showed signs of a slowdown in June, however, with the government reporting only 112,000 new jobs. In the second quarter, retail sales were below expectations, and construction hiring was flat.

The Federal Reserve raised short-term interest rates 25 basis points at its June meeting along with a cautious statement concerning the measured pace of future tightenings. The September meeting brought another 25-basis-point increase, with the Fed repeating its "measured" theme and remaining upbeat on the economy. The year closed with the federal funds rate at 2 percent, and the markets viewing future Fed moves as being tied to pending economic data. Even with the election decided, the U.S. economy is still dealing with political uncertainty, the ongoing war in Iraq and rising commodity prices.

Early in the year, the Portfolio's weighted average maturity ranged from neutral to long. The Portfolio is now positioned with a neutral to modestly long average maturity as we await the Fed's direction over the coming months. When interest rates rose during the period we increased duration. We also purchased floating rate instruments with one- and three-month resets as a hedge against future Fed rate hikes. For the 12-month period ended November 30, 2004, the Shares Class of the Portfolio returned 1.06 percent, compared with the 0.90 percent total return of the benchmark. The Portfolio's Current 7-Day Yield as of November 30, 2004 was 1.73 percent.

TAX - EXEMPT PORTFOLIO                          Kurt Stoeber - Portfolio Manager

Due to the war in Iraq and the volatility on the long end of the fixed-income yield curve, many institutional investors found the stable value of money market portfolios attractive in 2004. The Federal Reserve began to increase interest rates in June of 2004, causing bond yields to rise off their lows. Economic indicators remained favorable as the year progressed, giving the Fed just cause to continue its tightening.

For the 12-month period ended November 30, 2004, the Shares Class of the Portfolio delivered a total return of 0.86 percent. In comparison, its benchmark -- the iMoneyNet(TM) Tax-Free Institutional category -- returned 0.76 percent. The Portfolio's Current 7-Day Yield as of November 30, 2004 was 1.33 percent. During the past year, we used a barbell approach to structuring the Portfolio. By purchasing one-year notes and variable rate securities, we were able to capture yield and duration while at the same time maintaining sufficient liquidity to handle cash flow fluctuations. The variable rate securities we purchased have performed well in the rising rate environment. When we did buy fixed-rate notes, our goal was to purchase when technical pressures caused the yield spread between municipals and taxable bonds to widen.

The Portfolio's assets grew by approximately $30 million during the fiscal year. This inflow enabled us to further diversify our credit exposure. The issuance of municipal notes remained plentiful throughout the year, giving us ample supply to structure the Portfolio as needed.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance information shown is that of a Portfolio's Shares Class. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolios seek to maintain a value of $1.00 per share, it is possible to lose money by investing.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 11/30/04. In the absence of fee waivers, the Current 7-Day Yield for the Government Select Portfolio and Tax-Exempt Portfolio would have been 1.61% and 1.30%, respectively, as of 11/30/04.

We compare our Portfolios to the iMoneyNet Money Fund Report AveragesTM, which are composites of professionally managed money market investments with similar investment objectives.

Income from the Tax-Exempt Portfolio may be subject to federal alternative minimum tax (AMT), state and local taxes.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 MONEY MARKET PORTFOLIOS

PORTFOLIO MANAGEMENT COMMENTARY

MUNICIPAL PORTFOLIO                             Kurt Stoeber - Portfolio Manager

During the past 12 months, many investors sought the stability of money markets as the war in Iraq added uncertainty to the investment environment. Issuance of debt in the tax-exempt market remained heavy as municipalities sought to bridge shortfalls in their operating budgets. Rates appear to have bottomed, as signs of economic strengthening prompted the Federal Reserve to begin tightening its monetary policy. The resulting steepening of the short end of the yield curve helped create buying opportunities.

For the 12-month period ended November 30, 2004, the Shares Class of the Portfolio produced a total return of 1.01 percent, compared with a total return of 0.76 percent for its benchmark, the iMoneyNet(TM) Tax-Free Institutional category. The Portfolio's Current 7-Day Yield as of November 30, 2004 was 1.57 percent. The glut of issuance caused tax-exempt securities to be priced at historically high ratios to Treasuries. The technical pressures of new issuance on variable rate obligations enabled us to add value at key times throughout the year. During the first and second quarters, for example, we added duration to the Portfolio by purchasing one-year notes, thereby positioning the Portfolio long duration relative to our benchmark. As we moved into the second half of the year, the strength of the economy and the steepening of the yield curve prompted us to let the Portfolio's duration fall closer to that of the benchmark, which was additive to performance as rates rose.

We will continue to strive to provide liquidity and performance for investors who have tax-exempt cash management needs. We intend to look for technical opportunities to add return, while seeking to maintain a high level of diversification.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance information shown is that of a Portfolio's Shares Class. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 11/30/04. In the absence of fee waivers, the Current 7-Day Yield for the Municipal Portfolio would have been 1.44% as of 11/30/04.

We compare our Portfolios to the iMoneyNet Money Fund Report AveragesTM, which are composites of professionally managed money market investments with similar investment objectives.

Income from the Municipal Portfolio may be subject to federal alternative minimum tax (AMT), state and local taxes.

MONEY MARKET PORTFOLIOS 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

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                                                        MONEY MARKET PORTFOLIOS
                                                                           ----



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           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

     STATEMENTS OF ASSETS AND LIABILITIES                      NOVEMBER 30, 2004

                                                     DIVERSIFIED                 GOVERNMENT
Amounts in thousands,                                  ASSETS      GOVERNMENT       SELECT      TAX-EXEMPT     MUNICIPAL
except per share data                                 PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
-------------------------------------------------    -----------   -----------   -----------    -----------   -----------
ASSETS:
Investments, at amortized cost                       $ 7,766,670   $ 2,280,302   $ 4,592,736    $   617,427   $ 1,339,724
Repurchase agreements, at cost which approximates
 fair value                                            1,663,890       303,970            --             --            --
Cash                                                          15            --            --             35            31
Interest income receivable                                16,516         3,163         5,639          1,804         3,164
Receivable for fund shares sold                               --            --        33,442          5,115            --
Receivable from affiliated administrator                      79            15            18             25            19
Prepaid and other assets                                      76            29            44              6             6
Total Assets                                           9,447,246     2,587,479     4,631,879        624,412     1,342,944
                                                     -----------   -----------   -----------    -----------   -----------
LIABILITIES:
Cash overdraft                                                --            22            35             --            --
Payable for securities purchased                          29,998        57,779       109,869             --            --
Payable for fund shares redeemed                             819           104         8,788          2,827        29,096
Distributions payable to shareholders                     12,538         3,286         6,309            657         1,416
Payable to affiliates:
  Investment advisory fees                                 1,976           512           384            127           100
  Co-administration fees                                     791           205           384             50           100
  Custody and accounting fees                                 91            24            39              8            10
  Transfer agent fees                                         17             3            13              1             1
Accrued registration fees and other liabilities              330           112           234             26            24
Total Liabilities                                         46,560        62,047       126,055          3,696        30,747
                                                     -----------   -----------   -----------    -----------   -----------
Net Assets                                           $ 9,400,686   $ 2,525,432   $ 4,505,824    $   620,716   $ 1,312,197
                                                     -----------   -----------   -----------    -----------   -----------
ANALYSIS OF NET ASSETS:
Capital stock                                        $ 9,399,961   $ 2,525,270   $ 4,505,822    $   620,535   $ 1,312,178
Accumulated undistributed net investment income              725           162            29            181            19
Accumulated net realized loss                                 --            --           (27)            --            --
Net Assets                                           $ 9,400,686   $ 2,525,432   $ 4,505,824    $   620,716   $ 1,312,197
                                                     -----------   -----------   -----------    -----------   -----------
Net Assets:
  Shares                                             $ 9,278,804   $ 2,441,013   $ 4,220,463    $   616,369   $ 1,237,629
  Service Shares                                         109,686        80,782       116,841          4,347        74,568
  Premier Shares                                          12,196         3,637       168,520             --            --
Total Shares Outstanding (no par value, unlimited
 shares authorized):
  Shares                                               9,278,100     2,440,827     4,220,452        616,178     1,237,618
  Service Shares                                         109,672        80,780       116,842          4,349        74,561
  Premier Shares                                          12,191         3,631       168,520             --            --
Net Asset Value, Redemption and Offering Price
 Per Share:
  Shares                                             $      1.00   $      1.00   $      1.00    $      1.00   $      1.00
  Service Shares                                            1.00          1.00          1.00           1.00          1.00
  Premier Shares                                            1.00          1.00          1.00             --            --
                                                     ===========   ===========   ===========    ===========   ===========

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  6  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         MONEY MARKET PORTFOLIOS

STATEMENTS OF OPERATIONS             FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004

                                               DIVERSIFIED                  GOVERNMENT
                                                  ASSETS      GOVERNMENT      SELECT      TAX-EXEMPT     MUNICIPAL
Amounts in thousands                            PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                               -----------   -----------   -----------    -----------   -----------
INVESTMENT INCOME:
Interest income                                $   135,907   $    35,296   $    60,294    $     8,597   $    10,981

EXPENSES:
Investment advisory fees                            25,394         6,792         9,745          1,779         1,785
Co-administration fees                              10,157         2,717         4,873            712           893
Custody and accounting fees                          1,117           309           522             93           113
Transfer agent fees                                    156            56           151             14            15
Registration fees                                       47            42            37             38            37
Printing fees                                          146            48            73             11            10
Professional fees                                      187            70           107             16            14
Trustee fees and expenses                              200            74           115             17            18
Shareholder servicing fees                             319           275         1,131             18            91
Other                                                  255           128           176             22            21
                                               -----------   -----------   -----------    -----------   -----------
Total Expenses                                      37,978        10,511        16,930          2,720         2,997
  Less voluntary waivers of investment
   advisory fees                                        --            --        (4,872)            --          (893)
  Less expenses reimbursed by administrator         (1,751)         (586)         (784)          (194)         (205)
  Less custodian credits                              (211)          (92)         (252)            (3)           (3)
  Net Expenses                                      36,016         9,833        11,022          2,523         1,896
                                               -----------   -----------   -----------    -----------   -----------
Net Investment Income                               99,891        25,463        49,272          6,074         9,085
                                               -----------   -----------   -----------    -----------   -----------
NET REALIZED GAINS:
Net realized gains on investments                        1             9             9             95             1
  Net Gains on Investments                               1             9             9             95             1
                                               -----------   -----------   -----------    -----------   -----------
Net Increase in Net Assets Resulting from
 Operations                                    $    99,892   $    25,472   $    49,281    $     6,169   $     9,086
                                               ===========   ===========   ===========    ===========   ===========

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  7  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

                                             DIVERSIFIED                                              GOVERNMENT
                                                ASSETS                    GOVERNMENT                    SELECT
                                              PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                      --------------------------  --------------------------  --------------------------
Amounts in thousands                      2004          2003          2004          2003          2004          2003
------------------------------------  ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS:
Net investment income                 $     99,891  $    111,113  $     25,463  $     25,754  $     49,272  $     44,464
Net realized gains on investment
 transactions                                    1           214             9            45             9             -
  Net Increase in Net Assets
   Resulting from Operations                99,892       111,327        25,472        25,799        49,281        44,464
                                      ------------  ------------  ------------  ------------  ------------  ------------
SHARES TRANSACTIONS: /(1)/
Proceeds from shares sold              163,732,067   137,955,029    37,400,852    37,616,876    40,315,554    43,795,910
Reinvestment of dividends                    4,907         5,981           584         1,702         3,778         3,185
Payments for shares redeemed          (164,669,955)  (38,041,817)  (37,175,966)  (42,476,353)   (4,203,175)   (3,504,176)
  Net Increase (Decrease) in
   Net Assets Resulting from
   Shares Transactions                    (932,981)     (649,533)     (640,381)      442,612    (1,170,298)    1,322,742
                                      ------------  ------------  ------------  ------------  ------------  ------------
SERVICE SHARES TRANSACTIONS: /(1)/
Proceeds from shares sold                1,732,838     1,818,079       491,219       583,141     2,212,209     2,065,545
Reinvestment of dividends                       72            68             -             -             -             -
Payments for shares redeemed            (1,706,096)   (1,839,433)     (437,121)     (611,381)   (2,277,280)   (2,002,871)
  Net Increase (Decrease) in
   Net Assets Resulting from
   Service Shares Transactions              26,814       (21,286)       54,098       (28,240)      (65,071)       62,674
                                      ------------  ------------  ------------  ------------  ------------  ------------
PREMIER SHARES TRANSACTIONS: /(1)/
Proceeds from shares sold                   58,986       120,932        34,711       263,534       321,738       639,604
Payments for shares redeemed               (67,182)     (122,293)     (132,178)     (274,260)     (370,907)     (548,561)
  Net Increase (Decrease) in
   Net Assets Resulting from
   Premier Shares Transactions              (8,196)       (1,361)      (97,467)      (10,726)      (49,169)       91,043
                                      ------------  ------------  ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHARES
 SHAREHOLDERS:
From net investment income                 (99,077)     (110,389)      (24,896)      (25,077)      (47,405)      (42,825)
  Total Distributions to Shares
   Shareholders                            (99,077)     (110,389)      (24,896)      (25,077)      (47,405)      (42,825)
                                      ------------  ------------  ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SERVICE
 SHARESSHAREHOLDERS:
From net investment income                    (747)         (620)         (511)         (248)       (1,046)         (959)
  Total Distributions to Service
   Shares Shareholders                        (747)         (620)         (511)         (248)       (1,046)         (959)
                                      ------------  ------------  ------------  ------------  ------------  ------------
DISTRIBUTIONS TO PREMIER
 SHARESSHAREHOLDERS:
From net investment income                     (66)         (104)          (56)         (429)         (821)         (680)
  Total Distributions to
   Premier Shares Shareholders                 (66)         (104)          (56)         (429)         (821)         (680)
                                      ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease)inNetAssets      (914,361)     (671,966)     (683,741)      403,691    (1,284,529)    1,476,459
NET ASSETS:
Beginning of year                       10,315,047    10,987,013     3,209,173     2,805,482     5,790,353     4,313,894
End of year                           $  9,400,686  $ 10,315,047  $  2,525,432  $  3,209,173  $  4,505,824  $  5,790,353
                                      ------------  ------------  ------------  ------------  ------------  ------------
Accumulated Undistributed
 Net Investment Income                $        725  $        723  $        162  $        153  $         29  $         29
                                      ============  ============  ============  ============  ============  ============

(1) THE NUMBER OF SHARES SOLD, REINVESTED AND REDEEMED APPROXIMATES THE DOLLAR AMOUNT OF TRANSACTIONS.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  8  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                             FOR FISCAL YEARS ENDED NOVEMBER 30,

                                              TAX-EXEMPT                  MUNICIPAL
                                               PORTFOLIO                   PORTFOLIO
                                      --------------------------  --------------------------
Amounts in thousands                      2004          2003          2004          2003
------------------------------------  ------------  ------------  ------------  ------------
OPERATIONS:
Net investment income                 $      6,074  $      6,098  $      9,085  $      5,451
Net realized gains on investment
 transactions                                   95            58             1             -
  Net Increase in Net Assets
   Resulting from Operations                 6,169         6,156         9,086         5,451
                                      ------------  ------------  ------------  ------------
SHARES TRANSACTIONS: /(1)/
Proceeds from shares sold                4,243,037     3,173,220     3,480,090     2,160,027
Reinvestment of dividends                      347           819         2,006         1,576
Payments for shares redeemed            (4,203,175)   (3,504,176)   (2,910,993)   (1,908,176)
  Net Increase (Decrease) in
   Net Assets Resulting from
   Shares Transactions                      40,209      (330,137)      571,103       253,427
                                      ------------  ------------  ------------  ------------
SERVICE SHARES TRANSACTIONS: /(1)/
Proceeds from shares sold                   36,623        30,337       145,853        76,578
Reinvestment of dividends                        -             -             -             -
Payments for shares redeemed               (41,992)      (29,970)     (101,684)      (91,821)
  Net Increase (Decrease) in
   Net Assets Resulting from
   Service Shares Transactions              (5,369)          367        44,169       (15,243)
                                      ------------  ------------  ------------  ------------
PREMIER SHARES TRANSACTIONS: /(1)/
Proceeds from shares sold                        -             -             -             -
Payments for shares redeemed                     -             -             -             -
  Net Increase (Decrease) in
   Net Assets Resulting from
   Premier Shares Transactions                   -             -             -             -
                                      ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHARES
 SHAREHOLDERS:
From net investment income                  (6,033)       (6,041)       (8,792)       (5,183)
  Total Distributions to Shares
   Shareholders                             (6,033)       (6,041)       (8,792)       (5,183)
                                      ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SERVICE
 SHARESSHAREHOLDERS:
From net investment income                     (41)          (57)         (293)         (268)
  Total Distributions to Service
   Shares Shareholders                         (41)          (57)         (293)         (268)
                                      ------------  ------------  ------------  ------------
DISTRIBUTIONS TO PREMIER
 SHARESSHAREHOLDERS:
From net investment income                       -             -             -             -
  Total Distributions to
   Premier Shares Shareholders                   -             -             -             -
                                      ------------  ------------  ------------  ------------
Total Increase (Decrease)inNetAssets        34,935      (329,712)      615,273       238,184
NET ASSETS:
Beginning of year                          585,781       915,493       696,924       458,740
End of year                           $    620,716  $    585,781  $  1,312,197  $    696,924
                                      ------------  ------------  ------------  ------------
Accumulated Undistributed
 Net Investment Income                $        181  $         86  $         19  $         19
                                      ============  ============  ============  ============

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  9  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS

                                                                                      SHARES
                                                   ----------------------------------------------------------------------------
DIVERSIFIED ASSETS PORTFOLIO
Selected per share data                                2004            2003            2002            2001            2000
------------------------------------------------   ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Year                 $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.01            0.01            0.02            0.04            0.06
  Total Income from Investment Operations                  0.01            0.01            0.02            0.04            0.06
                                                   ------------    ------------    ------------    ------------    ------------
LESS DISTRIBUTIONS PAID:
  From net investment income                              (0.01)          (0.01)          (0.02)          (0.04)          (0.06)
    Total Distributions Paid                              (0.01)          (0.01)          (0.02)          (0.04)          (0.06)
                                                   ------------    ------------    ------------    ------------    ------------
Net Asset Value, End of Year                       $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                                                   ------------    ------------    ------------    ------------    ------------
Total Return /(1)/                                         1.00%           0.96%           1.76%           4.52%           6.20%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year              $  9,278,804    $ 10,211,783    $ 10,861,104    $  9,620,568    $  7,526,789
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements              0.35%           0.35%           0.35%           0.35%           0.35%
  Expenses, before waivers and reimbursements              0.37%           0.37%           0.37%           0.36%           0.38%
  Net investment income, net of waivers and
   reimbursements                                          0.99%           0.97%           1.76%           4.35%           6.05%
  Net investment income, before waivers and
   reimbursements                                          0.97%           0.95%           1.74%           4.34%           6.02%
                                                   ============    ============    ============    ============    ============

                                                                                     SERVICE
                                                   ----------------------------------------------------------------------------
Selected per share data                                2004            2003            2002            2001            2000
------------------------------------------------   ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Year                 $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.01            0.01            0.01            0.04            0.06
  Total Income from Investment Operations                  0.01            0.01            0.01            0.04            0.06
                                                   ------------    ------------    ------------    ------------    ------------
LESS DISTRIBUTIONS PAID:
  From net investment income                              (0.01)          (0.01)          (0.01)          (0.04)          (0.06)
    Total Distributions Paid                              (0.01)          (0.01)          (0.01)          (0.04)          (0.06)
                                                   ------------    ------------    ------------    ------------    ------------
Net Asset Value, End of Year                       $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                                                   ------------    ------------    ------------    ------------    ------------
Total Return /(1)/                                         0.74%           0.70%           1.50%           4.24%           5.85%
SUPPLEM ENTAL DATA AND RATIOS:
Net assets, in thousands, end of year              $    109,686    $     82,872    $    104,157    $     74,165    $     57,184
Ratio to average net assets of:
  Expenses, net of waivers and
   reimbursements /(2)/                                    0.61%           0.61%           0.61%           0.63%           0.69%
  Expenses, before waivers and
   reimbursements /(2)/                                    0.63%           0.63%           0.63%           0.64%           0.72%
  Net investment income, net of waivers and
   reimbursements                                          0.73%           0.71%           1.50%           4.07%           5.71%
  Net investment income, before waivers and
   reimbursements                                          0.71%           0.69%           1.48%           4.06%           5.68%
                                                   ============    ============    ============    ============    ============

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 10 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                                                      PREMIER
                                                   ----------------------------------------------------------------------------
DIVERSIFIED ASSETS PORTFOLIO
Selected per share data                               2004/(3)/       2003/(3)/         2002            2001            2000
------------------------------------------------   ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Year                 $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        --              --            0.01            0.04            0.05
  Total Income from Investment Operations                    --              --            0.01            0.04            0.05
                                                   ------------    ------------    ------------    ------------    ------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                 --              --           (0.01)          (0.04)          (0.05)
    Total Distributions Paid                                 --              --           (0.01)          (0.04)          (0.05)
                                                   ------------    ------------    ------------    ------------    ------------
Net Asset Value, End of Year                       $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                                                   ------------    ------------    ------------    ------------    ------------
Total Return /(1)/                                         0.48%           0.44%           1.24%           3.97%           5.57%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year              $     12,196    $     20,392    $     21,752    $     54,876    $     29,883
Ratio to average net assets of:
  Expenses, net of waivers and
   reimbursements /(2)/                                    0.87%           0.87%           0.87%           0.89%           0.95%
  Expenses, before waivers and
   reimbursements /(2)/                                    0.89%           0.89%           0.89%           0.90%           0.98%
  Net investment income, net of waivers and
   reimbursements                                          0.47%           0.45%           1.24%           3.81%           5.45%
  Net investment income, before waivers and
   reimbursements                                          0.45%           0.43%           1.22%           3.80%           5.42%
                                                   ============    ============    ============    ============    ============

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(3) Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

                                                                                      SHARES
                                                   ----------------------------------------------------------------------------
GOVERNMENT PORTFOLIO
Selected per share data                                2004            2003            2002            2001            2000
------------------------------------------------   ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Year                 $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.01            0.01            0.02            0.04            0.06
  Total Income from Investment Operations                  0.01            0.01            0.02            0.04            0.06
                                                   ------------    ------------    ------------    ------------    ------------
LESS DISTRIBUTIONS PAID:
  From net investment income                              (0.01)          (0.01)          (0.02)          (0.04)          (0.06)
    Total Distributions Paid                              (0.01)          (0.01)          (0.02)          (0.04)          (0.06)
                                                   ------------    ------------    ------------    ------------    ------------
Net Asset Value, End of Year                       $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                                                   ------------    ------------    ------------    ------------    ------------
Total Return /(1)/                                         0.96%           0.92%           1.59%           4.30%           6.10%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year              $  2,441,013    $  3,081,385    $  2,638,730    $  2,747,048    $  2,062,597
Ratio to average net assets of:
  Expenses, net of waivers and                             0.35%           0.35%           0.35%           0.35%           0.35%
  reimbursements
  Expenses, before waivers and                             0.38%           0.37%           0.38%           0.38%           0.38%
  reimbursements
  Net investment income, net of waivers and
   reimbursements                                          0.95%           0.91%           1.58%           4.07%           5.95%
  Net investment income, before waivers and
   reimbursements                                          0.92%           0.89%           1.55%           4.04%           5.92%
                                                   ============    ============    ============    ============    ============

                                                                                     SERVICE
                                                   ----------------------------------------------------------------------------
Selected per share data                                2004            2003            2002            2001            2000
------------------------------------------------   ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Year                 $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.01            0.01            0.01            0.04            0.06
  Total Income from Investment Operations                  0.01            0.01            0.01            0.04            0.06
                                                   ------------    ------------    ------------    ------------    ------------
LESS DISTRIBUTIONS PAID:
  From net investment income                              (0.01)          (0.01)          (0.01)          (0.04)          (0.06)
    Total Distributions Paid                              (0.01)          (0.01)          (0.01)          (0.04)          (0.06)
                                                   ------------    ------------    ------------    ------------    ------------
Net Asset Value, End of Year                       $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                                                   ------------    ------------    ------------    ------------    ------------
Total Return /(1)/                                         0.71%           0.66%           1.33%           4.02%           5.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year              $     80,782    $     26,684    $     54,924    $     37,349    $     32,352
Ratio to average net assets of:
  Expenses, net of waivers and
   reimbursements /(2)/                                    0.61%           0.61%           0.61%           0.62%           0.69%
  Expenses, before waivers and
   reimbursements /(2)/                                    0.64%           0.63%           0.64%           0.65%           0.72%
  Net investment income, net of waivers and
   reimbursements                                          0.69%           0.65%           1.32%           3.80%           5.61%
  Net investment income, before waivers and
   reimbursements                                          0.66%           0.63%           1.29%           3.77%           5.58%
                                                   ============    ============    ============    ============    ============

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 12 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                                                      PREMIER
GOVERNMENT PORTFOLIO
Selected per share data                               2004/(3)/       2003/(3)/         2002            2001            2000
------------------------------------------------   ------------    ------------    ------------    ------------    ------------

Net Asset Value, Beginning of Year                 $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        --              --            0.01            0.04            0.05
  Total Income from Investment Operations                    --              --            0.01            0.04            0.05
                                                   ------------    ------------    ------------    ------------    ------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                 --              --           (0.01)          (0.04)          (0.05)
    Total Distributions Paid                                 --              --           (0.01)          (0.04)          (0.05)
                                                   ------------    ------------    ------------    ------------    ------------
Net Asset Value, End of Year                       $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                                                   ------------    ------------    ------------    ------------    ------------
Total Return /(1)/                                         0.45%           0.40%           1.06%           3.75%           5.47%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year              $      3,637    $    101,104    $    111,828    $    118,965    $     76,529
Ratio to average net assets of:
   Expenses, net of waivers and
    reimbursements /(2)/                                   0.87%           0.87%           0.87%           0.88%           0.95%
   Expenses, before waivers and
    reimbursements /(2)/                                   0.90%           0.89%           0.90%           0.91%           0.98%
   Net investment income, net of waivers and
    reimbursements                                         0.43%           0.39%           1.06%           3.54%           5.35%
   Net investment income, before waivers and
    reimbursements                                         0.40%           0.37%           1.03%           3.51%           5.32%
                                                   ============    ============    ============    ============    ============

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(3) Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

        F I N A N C I A L H I G H L I G H T S ( c o n t i n u e d )

                                                                                SHARES
                                             ----------------------------------------------------------------------------
GOVERNMENT SELECT PORTFOLIO
Selected per share data                          2004            2003            2002            2001            2000
-------------------------------------------  ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Year           $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.01            0.01            0.02            0.04            0.06
  Total Income from Investment Operations            0.01            0.01            0.02            0.04            0.06
                                             ------------    ------------    ------------    ------------    ------------
LESS DISTRIBUTIONS PAID:
  From net investment income                        (0.01)          (0.01)          (0.02)          (0.04)          (0.06)
    Total Distributions Paid                        (0.01)          (0.01)          (0.02)          (0.04)          (0.06)
                                             ------------    ------------    ------------    ------------    ------------
Net Asset Value, End of Year                 $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                                             ------------    ------------    ------------    ------------    ------------
Total Return /(1)/                                   1.06%           0.98%           1.67%           4.39%           6.18%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $  4,220,463    $  5,390,753    $  4,068,010    $  4,280,572    $  2,576,552
Ratio to average net assets of:
  Expenses, net of waivers and
   reimbursements                                    0.20%           0.20%           0.20%           0.20%           0.20%
  Expenses, before waivers and
   reimbursements                                    0.32%           0.32%           0.33%           0.37%           0.38%
  Net investment income, net of waivers
   and reimbursements                                1.04%           0.98%           1.66%           4.14%           6.03%
  Net investment income, before waivers
   and reimbursements                                0.92%           0.86%           1.53%           3.97%           5.85%
                                             ============    ============    ============    ============    ============

                                                                               SERVICE
                                             ----------------------------------------------------------------------------
Selected per share data                          2004            2003            2002            2001            2000
-------------------------------------------  ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Year           $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.01            0.01            0.01            0.04            0.06
  Total Income from Investment Operations            0.01            0.01            0.01            0.04            0.06
                                             ------------    ------------    ------------    ------------    ------------
LESS DISTRIBUTIONS PAID:
  From net investment income                        (0.01)          (0.01)          (0.01)          (0.04)          (0.06)
    Total Distributions Paid                        (0.01)          (0.01)          (0.01)          (0.04)          (0.06)
                                             ------------    ------------    ------------    ------------    ------------
Net Asset Value, End of Year                 $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                                             ------------    ------------    ------------    ------------    ------------
Total Return /(1)/                                   0.80%           0.72%           1.41%           4.11%           5.82%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $    116,841    $    181,912    $    119,239    $    128,761    $    116,640
Ratio to average net assets of:
  Expenses, net of waivers and
   reimbursements /(2)/                              0.46%           0.46%           0.46%           0.48%           0.54%
  Expenses, before waivers and
   reimbursements /(2)/                              0.58%           0.58%           0.59%           0.65%           0.72%
  Net investment income, net of waivers
   and reimbursements                                0.78%           0.72%           1.40%           3.87%           5.69%
  Net investment income, before waivers
   and reimbursements                                0.66%           0.60%           1.27%           3.70%           5.51%
                                             ============    ============    ============    ============    ============

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 14 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                                               PREMIER
                                             ----------------------------------------------------------------------------
GOVERNMENT SELECT PORTFOLIO
Selected per share data                          2004          2003/(3)/         2002            2001            2000
-------------------------------------------  ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Year           $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.01              --            0.01            0.04            0.05
  Total Income from Investment Operations            0.01              --            0.01            0.04            0.05
                                             ------------    ------------    ------------    ------------    ------------
LESS DISTRIBUTIONS PAID:
  From net investment income                        (0.01)             --           (0.01)          (0.04)          (0.05)
    Total Distributions Paid                        (0.01)             --           (0.01)          (0.04)          (0.05)
                                             ------------    ------------    ------------    ------------    ------------
Net Asset Value, End of Year                 $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                                             ------------    ------------    ------------    ------------    ------------
Total Return /(1)/                                   0.54%           0.46%           1.15%           3.84%           5.55%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $    168,520    $    217,688    $    126,645    $      9,916    $     15,403
Ratio to average net assets of:
  Expenses, net of waivers and
   reimbursements /(2)/                              0.72%           0.72%           0.72%           0.74%           0.80%
  Expenses, before waivers and
   reimbursements /(2)/                              0.84%           0.84%           0.85%           0.91%           0.98%
  Net investment income, net of waivers
   and reimbursements                                0.52%           0.46%           1.14%           3.60%           5.43%
  Net investment income, before waivers
   and reimbursements                                0.40%           0.34%           1.01%           3.43%           5.25%
                                             ============    ============    ============    ============    ============

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(3) Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

        F I N A N C I A L H I G H L I G H T S ( c o n t i n u e d )

                                                                                SHARES
                                             ----------------------------------------------------------------------------
TAX-EXEMPT PORTFOLIO
Selected per share data                          2004            2003            2002            2001            2000
-------------------------------------------  ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Year           $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.01            0.01            0.01            0.03            0.04
  Total Income from Investment Operations            0.01            0.01            0.01            0.03            0.04
                                             ------------    ------------    ------------    ------------    ------------
LESS DISTRIBUTIONS PAID:
  From net investment income                        (0.01)          (0.01)          (0.01)          (0.03)          (0.04)
    Total Distributions Paid                        (0.01)          (0.01)          (0.01)          (0.03)          (0.04)
                                             ------------    ------------    ------------    ------------    ------------
Net Asset Value, End of Year                 $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                                             ------------    ------------    ------------    ------------    ------------
Total Return /(1)/                                   0.86%           0.82%           1.31%           2.84%           3.88%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $    616,369    $    576,067    $    906,147    $    683,912    $    663,641
Ratio to average net assets of:
  Expenses, net of waivers and
   reimbursements                                    0.35%           0.35%           0.35%           0.35%           0.35%
  Expenses, before waivers and
   reimbursements                                    0.38%           0.38%           0.37%           0.38%           0.40%
  Net investment income, net of waivers
   and reimbursements                                0.86%           0.83%           1.31%           2.79%           3.83%
  Net investment income, before waivers
    and reimbursements                               0.83%           0.80%           1.29%           2.76%           3.78%
                                             ============    ============    ============    ============    ============

                                                                               SERVICE
                                             ----------------------------------------------------------------------------
Selected per share data                          2004            2003            2002            2001            2000
-------------------------------------------  ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Year           $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.01            0.01            0.01            0.03            0.03
  Total Income from Investment Operations            0.01            0.01            0.01            0.03            0.03
                                             ------------    ------------    ------------    ------------    ------------
LESS DISTRIBUTIONS PAID :
  From net investment income                        (0.01)          (0.01)          (0.01)          (0.03)          (0.03)
    Total Distributions Paid                        (0.01)          (0.01)          (0.01)          (0.03)          (0.03)
                                             ------------    ------------    ------------    ------------    ------------
Net Asset Value, End of Year                 $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                                             ------------    ------------    ------------    ------------    ------------
Total Return /(1)/                                   0.60%           0.57%           1.05%           2.56%           3.53%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $      4,347    $      9,714    $      9,346    $     14,697    $     16,926
Ratio to average net assets of:
  Expenses, net of waivers and
   reimbursements /(2)/                              0.61%           0.61%           0.61%           0.63%           0.69%
  Expenses, before waivers and
   reimbursements /(2)/                              0.64%           0.64%           0.63%           0.66%           0.74%
  Net investment income, net of waivers
   and reimbursements                                0.60%           0.57%           1.05%           2.51%           3.49%
  Net investment income, before waivers
   and reimbursements                                0.57%           0.54%           1.03%           2.48%           3.44%
                                             ============    ============    ============    ============    ============

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

                                                                                SHARES
                                             ----------------------------------------------------------------------------
MUNICIPAL PORTFOLIO
Selected per share data                          2004            2003            2002            2001          2000/(4)/
-------------------------------------------  ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Period         $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.01            0.01            0.01            0.03            0.04
  Total Income from Investment Operations            0.01            0.01            0.01            0.03            0.04
                                             ------------    ------------    ------------    ------------    ------------
LESS DISTRIBUTIONS PAID:
  From net investment income                        (0.01)          (0.01)          (0.01)          (0.03)          (0.04)
    Total Distributions Paid                        (0.01)          (0.01)          (0.01)          (0.03)          (0.04)
                                             ------------    ------------    ------------    ------------    ------------
Net Asset Value, End of Period               $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                                             ------------    ------------    ------------    ------------    ------------
Total Return /(1)/                                   1.01%           0.93%           1.41%           2.93%           3.99%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period      $  1,237,629    $    666,525    $    413,098    $    141,721    $     78,621
Ratio to average net assets of: /(2)/
  Expenses, net of waivers and
   reimbursements                                    0.20%           0.20%           0.21%           0.21%           0.21%
  Expenses, before waivers and
   reimbursements                                    0.33%           0.33%           0.36%           0.43%           0.53%
  Net investment income, net of waivers
   and reimbursements                                1.03%           0.90%           1.40%           2.82%           3.98%
  Net investment income, before waivers
   and reimbursements                                0.90%           0.77%           1.25%           2.60%           3.66%
                                             ============    ============    ============    ============    ============

                                                                                SERVICE
                                             ----------------------------------------------------------------------------
Selected per share data                          2004            2003            2002            2001          2000/(5)/
-------------------------------------------  ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Period         $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.01            0.01            0.01            0.03            0.03
  Total Income from Investment Operations            0.01            0.01            0.01            0.03            0.03
                                             ------------    ------------    ------------    ------------    ------------
LESS DISTRIBUTIONS PAID:
  From net investment income                        (0.01)          (0.01)          (0.01)          (0.03)          (0.03)
    Total Distributions Paid                        (0.01)          (0.01)          (0.01)          (0.03)          (0.03)
                                             ------------    ------------    ------------    ------------    ------------
Net Asset Value, End of Period               $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                                             ------------    ------------    ------------    ------------    ------------
Total Return /(1)/                                   0.75%           0.67%           1.16%           2.66%           3.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period      $     74,568    $     30,399    $     45,642    $     39,638    $     36,320
Ratio to average net assets of: /(2)/
  Expenses, net of waivers and
   reimbursements /(3)/                              0.46%           0.46%           0.46%           0.47%           0.54%
  Expenses, before waivers and
   reimbursements /(3)/                              0.59%           0.59%           0.61%           0.69%           0.86%
  Net investment income, net of waivers
   and reimbursements                                0.77%           0.64%           1.15%           2.56%           3.65%
  Net investment income, before waivers
   and reimbursements                                0.64%           0.51%           1.00%           2.34%           3.33%
                                             ============    ============    ============    ============    ============

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(4) For the period December 1, 1999 (commencement of operations) through November 30, 2000.
(5) For the period February 11, 2000 (commencement of operations) through November 30, 2000.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       DIVERSIFIED ASSETS PORTFOLIO

                                                       PRINCIPAL
                                                        AMOUNT     VALUE
                                                        (000S)     (000S)
           ASSET-BACKED NOTES - 1.3%
           Auto Receivables - 0.2%
             Honda Auto Receivables Owner Trust,
              Series 2004-1, Class A1,
              1.14%, 4/21/05                            $8,536      $8,536
             Wachovia Auto Owner Trust, Series 2004-A, Class A1,
              1.57%, 6/20/05                             6,115       6,115
           ---------------------------------------------------------------
                                                                    14,651
           ---------------------------------------------------------------
           International Receivables - 1.1%
             Granite Mortgages PLC, FRN, Series 2004-1, Class 1A1,
              2.10%, 12/20/04                            9,492       9,492
             Permanent Financing PLC, FRN, Series 5, Class 1A,
              2.07%, 12/10/04                           49,000      49,000
             Permanent Financing PLC, FRN, Series 6, Class 1A,
              2.10%, 12/10/04                           50,000      50,000
           ---------------------------------------------------------------
                                                                   108,492
           ---------------------------------------------------------------
           Other Receivables - 0.0%
             CIT Equipment Collateral Trust,
              Series 2004-VT1, Class A1,
              1.12%, 3/20/05                             2,075       2,075
           ---------------------------------------------------------------
           Total Asset-Backed Notes (Cost $125,218)                125,218

           CERTIFICATES OF DEPOSIT - 25.1%
           Domestic Depository Institutions - 1.0%
             Washington Mutual Bank, FA, Stockton, California,
              1.95%, 12/30/04                           55,000      55,000
             Wells Fargo Bank, N.A., San Francisco, California,
              1.84%, 12/1/04                            40,000      40,000
           ---------------------------------------------------------------
                                                                    95,000
           ---------------------------------------------------------------
           Foreign Depository Institutions - 24.1%
             Alliance & Leicester, London Branch,
              1.94%, 2/28/05                            15,000      15,000
              2.30%, 5/9/05                             11,000      11,000
             Australia & New Zealand Bank, New York Branch,
              1.36%, 2/14/05                            25,000      24,999
             Banco Bilbao Vizcaya Argentaria, London Branch,
              1.94%, 2/25/05                            15,000      15,000
              1.94%, 2/28/05                            28,000      28,000
             Bank of Nova Scotia, New York Branch, FRN,
              2.13%, 12/29/04                           30,000      29,998
              2.13%, 12/30/04                           60,000      59,993
             Banque Paribas, New York Branch, FRN,
              2.13%, 2/8/05                             23,000      22,999

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
       CERTIFICATES OF DEPOSIT - 25.1% - CONTINUED
       Foreign Depository Institutions - 24.1% - (continued)
         Barclays Bank PLC, London Branch,
          1.90%, 2/25/05                                $67,000  $67,000
         Barclays Bank PLC, New York Branch, FRN,
          2.02%, 12/13/04                                24,000   23,998
          2.05%, 12/20/04                                23,000   22,992
          2.09%, 12/24/04                                60,000   59,995
          2.11%, 12/29/04                                52,000   51,993
          2.13%, 12/31/04                                48,000   47,995
         BNP Paribas, London Branch,
          1.12%, 12/29/04                                50,000   50,000
          2.16%, 6/7/05                                  25,000   25,000
         BNP Paribas, New York Branch,
          1.86%, 12/24/04, FRN                           25,000   24,998
          1.34%, 2/7/05                                  30,000   29,999
          1.36%, 2/14/05                                 45,000   44,999
          2.27%, 2/23/05, FRN                            51,000   50,981
         CALYON, London Branch,
          1.22%, 12/6/04                                 49,000   49,000
          1.98%, 3/7/05                                  25,000   25,000
         CALYON, New York Branch,
          1.29%, 12/31/04                                89,000   89,000
         CIBC, New York Branch, FRN,
          1.93%, 12/2/04                                 35,000   34,998
         Credit Industriel et Commercial, New York Branch,
          1.89%, 12/22/04                                30,000   30,000
         Credit Suisse First Boston, New York Branch,
          2.08%, 1/10/05, FRN                            10,000   10,000
          2.36%, 2/22/05, FRN                            42,000   42,008
          2.15%, 6/8/05                                  25,000   25,000
         Fortis Bank, New York Branch,
          1.94%, 2/28/05                                 35,000   35,000
         HBOS Treasury Services, London Branch,
          1.91%, 2/28/05                                 84,000   84,000
          2.31%, 5/5/05                                  27,000   27,000
         HBOS Treasury Services, New York Branch,
          1.27%, 1/10/05                                 25,000   25,000
         ING Bank, London Branch,
          1.37%, 2/7/05                                  20,000   20,000
         Lloyds Bank, New York Branch,
          1.74%, 12/6/04                                 49,000   49,000
         Lloyds TSB Bank, New York Branch, FRN,
          1.85%, 12/29/04                                50,000   49,994
          2.00%, 1/25/05                                 15,000   14,992
          2.29%, 2/25/05                                 16,000   15,998

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 18 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)
      CERTIFICATES OF DEPOSIT - 25.1% - CONTINUED
      Foreign Depository Institutions - 24.1% - (continued)
        Monte Dei Paschi di Siena, London Branch,
         2.02%, 1/12/05                                 $28,000    $28,000
        National Australia Bank, London Branch,
         1.28%, 4/5/05                                   55,000     55,000
        Nordea Bank Finland, New York Branch,
         1.22%, 12/6/04                                  20,000     20,000
         2.02%, 12/9/04, FRN                             53,000     53,000
         1.79%, 12/13/04, FRN                            25,000     24,981
         2.08%, 12/20/04, FRN                            53,000     52,999
         2.12%, 12/29/04, FRN                            15,000     14,997
         1.34%, 2/7/05                                   15,000     15,000
         1.36%, 2/14/05                                  25,000     24,999
         2.30%, 2/28/05, FRN                             20,000     19,997
        Rabobank Nederland NV, New York Branch, FRN,
         1.85%, 12/24/04                                 50,000     49,995
        Royal Bank of Canada, New York Branch,
         2.04%, 12/20/04, FRN                            23,000     22,991
         2.14%, 12/30/04, FRN                            63,000     62,996
         1.27%, 12/31/04                                 10,000     10,000
        Royal Bank of Scotland, New York Branch, FRN,
         1.73%, 12/6/04                                  27,000     26,986
         2.00%, 12/9/04                                  65,000     64,990
        Societe Generale, London Branch,
         1.22%, 12/6/04                                  11,000     11,000
         1.76%, 12/23/04                                 33,000     33,000
         2.38%, 5/11/05                                  30,000     30,000
         2.16%, 6/7/05                                   25,000     25,000
        Societe Generale, New York Branch, FRN,
         1.90%, 12/30/04                                 30,000     29,999
         2.15%, 12/30/04                                 10,000     10,000
        Toronto Dominion Bank, New York Branch,
         1.12%, 12/29/04                                 50,000     50,000
         1.28%, 4/5/05                                   15,000     14,999
         2.30%, 5/3/05                                   50,000     50,000
         2.30%, 5/9/05                                   20,000     20,000
         2.20%, 6/10/05                                  19,000     19,000
        UBS AG, Stamford Branch,
         1.75%, 12/8/04, FRN                             50,000     49,974
         2.53%, 8/9/05                                   17,000     17,000
        Unicredito Italiano, London Branch,
         1.97%, 2/10/05                                  23,000     23,000
      --------------------------------------------------------------------
                                                                 2,262,832
      --------------------------------------------------------------------
      Total Certificates of Deposits (Cost $2,357,832)           2,357,832

                                                          PRINCIPAL
                                                           AMOUNT    VALUE
                                                           (000S)    (000S)
        COMMERCIAL PAPER - 25.4%
        Auto Receivables - 4.3%
          FCAR1 Owner Trust,
           1.91%, 2/15/05                                  $25,000   $24,899
           2.01%, 3/3/05                                    30,000    29,846
           2.00%, 3/7/05                                    27,000    26,856
           2.14%, 3/15/05                                   40,000    39,753
          Ford Credit Floorplan Master Owner Trust A,
           Motown Funding LLC, Series 2002-1, /(1)/
           1.91%, 12/10/04                                  18,000    17,991
           1.94%, 12/16/04                                  35,000    34,972
           2.04%, 12/21/04                                  53,000    52,940
           2.04%, 12/22/04                                  95,000    94,887
           2.18%, 1/7/05                                    35,000    34,922
          New Center Asset Trust,
           2.08%, 12/1/04                                   50,000    50,000
        --------------------------------------------------------------------
                                                                     407,066
        --------------------------------------------------------------------
        Credit Card Master Trusts - 4.5%
          Capital One Multi Execution Trust, Nova Notes, /(1)/
           2.23%, 1/13/05                                   20,000    19,947
           2.24%, 1/19/05                                   15,000    14,954
          Citibank Credit Card Master Trust, Dakota Certificates,
           1.89%, 12/1/04                                   75,000    75,000
           2.05%, 12/10/04                                  18,000    17,991
           1.93%, 12/14/04                                  50,000    49,965
           2.18%, 1/10/05                                   44,000    43,893
           2.22%, 1/18/05                                   20,000    19,941
          MBNA Credit Card Master Trust, Emerald Certificates, /(1)/
           1.90%, 12/7/04                                   40,000    39,987
           1.91%, 12/9/04                                   28,000    27,988
           1.93%, 12/15/04                                  14,000    13,989
           1.96%, 12/16/04                                  38,000    37,969
           2.08%, 1/5/05                                    40,000    39,919
           2.27%, 1/19/05                                   23,000    22,929
        --------------------------------------------------------------------
                                                                     424,472
        --------------------------------------------------------------------
        Foreign Depository Institutions - 1.2%
          Banco Santander Central Hispano,
           2.08%, 3/22/05                                   59,000    58,622
          Barclays U.S. Funding, Inc.,
           1.96%, 12/15/04                                  36,000    35,973
          Northern Rock,
           2.13%, 2/3/05                                    20,000    19,924
        --------------------------------------------------------------------
                                                                     114,519
        --------------------------------------------------------------------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       DIVERSIFIED ASSETS PORTFOLIO (continued)

                                                PRINCIPAL
                                                 AMOUNT   VALUE
                                                 (000S)   (000S)
               COMMERCIAL PAPER - 25.4% - CONTINUED
               International Receivables - 0.2%
                 Bills Securitization Ltd.,
                  1.89%, 2/18/05                 $20,000  $19,917
               --------------------------------------------------
               Multi-Seller Conduits - 9.0%
                 Amstel Funding Corp.,
                  1.75%, 12/6/04                  15,000   14,996
                  1.99%, 12/27/04                 48,000   47,931
                  1.83%, 12/30/04                 21,000   20,969
                  1.89%, 1/31/05                  25,911   25,828
                  1.94%, 2/14/05                  29,000   28,883
                  2.00%, 3/17/05                  46,000   45,729
                  2.10%, 3/29/05                  30,000   29,793
                 Bryant Park Funding LLC,
                  1.94%, 12/6/04                  41,871   41,860
                 Clipper Receivables Corp.,
                  2.08%, 12/1/04                  70,000   70,000
                 Corporate Receivables Corp.,
                  2.07%, 1/5/05                   18,000   17,964
                 Edison Asset Securitization,
                  1.84%, 12/13/04                 60,000   59,963
                  2.00%, 3/15/05                  75,000   74,567
                 Eiffel Funding LLC,
                  2.10%, 1/5/05                   26,000   25,947
                  2.08%, 1/25/05 /(1)/            80,000   79,746
                 Galleon Capital Corp.,
                  2.08%, 12/1/04                  10,500   10,500
                 Legacy Capital LLC,
                  2.29%, 2/15/05                  10,000    9,952
                  2.03%, 3/4/05                   21,000   20,890
                 Lexington Parker Capital,
                  1.73%, 12/1/04, FRN             23,000   23,000
                  2.24%, 12/1/04, FRN             30,000   29,998
                  2.04%, 12/14/04, FRN            18,000   18,000
                  2.07%, 1/25/05                  14,000   13,956
                  1.98%, 3/1/05 /(1)/             60,000   59,703
                 Sheffield Receivables Corp.,
                  2.13%, 12/27/04                  7,000    7,000
                 Victory Receivables Corp.,
                  1.99%, 12/1/04                  28,000   28,000
                  1.85%, 12/13/04                 20,000   19,988
                  2.15%, 12/23/04                 18,000   17,976
               --------------------------------------------------
                                                          843,139
               --------------------------------------------------

                                                   PRINCIPAL
                                                    AMOUNT    VALUE
                                                    (000S)    (000S)
          COMMERCIAL PAPER - 25.4% - CONTINUED
          Non-Depository Personal Credit - 0.5%
            General Electric Capital Corp.,
             1.99%, 3/8/05                          $50,000    $49,732
          ------------------------------------------------------------
          Other Receivables - 0.7%
            Thornburg Mortgage Capital Resources,
             2.13%, 12/15/04                         47,000     46,961
             2.32%, 1/4/05                           22,000     21,952
          ------------------------------------------------------------
                                                                68,913
          ------------------------------------------------------------
          Structured Investment Vehicles - 5.0%
            CC U.S.A., Inc.,
             2.02%, 3/10/05                          35,000     34,806
            Dorada Finance, Inc.,
             2.14%, 2/1/05                           18,000     17,934
            Grampian Funding Ltd.,
             1.85%, 12/13/04                         60,000     59,963
             1.77%, 12/29/04                         17,000     16,976
            Mane Funding Corp.,
             2.22%, 1/18/05                           5,000      4,985
             2.06%, 1/19/05                          30,000     29,916
            Sigma Finance, Inc.,
             1.97%, 1/4/05                           78,000     77,855
            Solitaire Funding LLC,
             1.94%, 12/20/04                         37,000     36,962
             2.07%, 1/21/05                          20,000     19,941
            Surrey Funding Corp.,
             2.07%, 1/20/05                          19,000     18,945
             2.13%, 2/2/05                           19,000     18,929
             2.13%, 2/3/05                           30,000     29,886
            White Pine Finance LLC,
             1.95%, 12/2/04, FRN                     22,000     21,999
             2.05%, 12/15/04, FRN                    25,000     24,999
             2.10%, 12/20/04, FRN                     7,000      6,999
             2.14%, 12/29/04, FRN                     5,000      5,000
             2.04%, 3/21/05                          40,474     40,222
          ------------------------------------------------------------
                                                               466,317
          ------------------------------------------------------------
          Total Commercial Paper (Cost $2,394,075)           2,394,075

          CORPORATE NOTES/BONDS - 20.5%
          Bank Holding Companies - 0.3%
            JP Morgan Chase & Co., FRN,
             2.61%, 2/24/05                          31,000     31,022
          ------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 20 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        CORPORATE NOTES/BONDS - 20.5% - CONTINUED
        Domestic Depository Institutions - 3.4%
          American Express Bank, FSB, FRN,
           2.15%, 12/29/04                              $14,000  $13,999
          American Express Centurion Bank, FRN,
           2.05%, 12/13/04                               30,000   30,000
           2.14%, 12/29/04                               20,000   20,000
          Bank One, N.A., FRN,
           1.87%, 12/14/04                               20,000   20,004
           2.20%, 2/3/05                                 65,000   65,009
          Fifth Third Bank, FRN,
           2.00%, 12/16/04                                8,000    8,000
          National City Bank, Cleveland, FRN,
           1.92%, 12/1/04                                18,000   17,996
           2.08%, 12/20/04                               28,000   28,000
           2.19%, 2/9/05                                 17,000   17,002
           2.26%, 2/22/05                                36,000   35,997
          U.S. Bank, N.A.,
           1.82%, 12/6/04, FRN                           40,000   40,011
           1.27%, 1/10/05                                25,000   25,000
        ----------------------------------------------------------------
                                                                 321,018
        ----------------------------------------------------------------
        Foreign Depository Institutions - 1.6%
          HBOS Treasury Services PLC, FRN, /(1)/
           1.89%, 12/10/04                               12,000   12,005
           2.17%, 1/31/05                                25,500   25,513
          Nationwide Building Society, FRN,/ (1)/
           1.96%, 12/28/04                               28,000   28,000
          Royal Bank of Canada, FRN,
           2.10%, 12/10/04                               28,000   28,004
          UBS AG Stamford, Connecticut, FRN,
           1.82%, 12/22/04                               36,000   35,980
          Westpac Banking Corp., FRN,
           1.85%, 12/13/04                               20,000   20,000
        ----------------------------------------------------------------
                                                                 149,502
        ----------------------------------------------------------------
        Insurance Carriers - 1.5%
          Allstate Life Global Funding II, FRN, /(1)/
           2.14%, 12/16/04                               30,000   30,000
          ASIF Global Financing XV, FRN,/ (1)/
           1.99%, 12/2/04                                55,000   55,088
          MET Life GIC Backed, FRN, /(1)/
           2.14%, 12/15/04                               55,000   55,000
        ----------------------------------------------------------------
                                                                 140,088
        ----------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT   VALUE
                                                      (000S)   (000S)
         CORPORATE NOTES/BONDS - 20.5% - CONTINUED
         Non-Depository Business Credit - 0.4%
           CIT Group, Inc., FRN,
            2.56%, 1/31/05                            $37,000  $37,102
         -------------------------------------------------------------
         Non-Depository Personal Credit - 4.0%
           American Express Credit, FRN,
            2.11%, 12/15/04                            15,000   15,004
           American General Finance Corp., FRN,
            2.29%, 12/17/04                            17,000   17,003
           American Honda Finance Corp., FRN, /(1)/
            2.14%, 2/4/05                              14,000   13,998
           General Electric Capital Corp., FRN,
            2.18%, 12/6/04                             75,000   75,026
            2.17%, 12/9/04                             48,000   48,026
            2.01%, 12/15/04                            54,000   54,029
            2.30%, 2/3/05                              25,000   25,008
           SLM Corp., FRN, /(1)/
            2.02%, 12/1/04                             50,000   50,000
           Toyota Motor Credit Corp., FRN,
            1.87%, 12/23/04                            80,000   80,000
         -------------------------------------------------------------
                                                               378,094
         -------------------------------------------------------------
         Security and Commodity Brokers - 6.7%
           Bear Stearns Co., Inc., FRN,
            2.07%, 12/6/04                             25,000   25,000
           Goldman Sachs Group,
            2.08%, 3/16/05                            115,000  115,000
            2.17%, 3/28/05                             22,000   22,000
            2.29%, 4/27/05                             33,000   33,000
           Lehman Brothers Holdings, FRN,
            2.21%, 12/22/04                           120,000  120,000
            2.19%, 1/22/05                             10,000   10,008
           Merrill Lynch & Co., FRN, MTN,
            2.03%, 12/6/04                             55,000   55,000
            2.26%, 12/10/04                             7,000    7,019
            2.24%, 12/13/04                            43,000   43,036
            2.27%, 12/13/04                            15,000   15,034
            2.30%, 1/28/05                             12,000   12,012
            2.51%, 2/23/05                             19,000   19,019
           Morgan Stanley, FRN,
            2.10%, 12/15/04                            30,000   30,000
            2.20%, 12/29/04                           120,000  120,002
         -------------------------------------------------------------
                                                               626,130
         -------------------------------------------------------------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       DIVERSIFIED ASSETS PORTFOLIO (continued)

                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
       CORPORATE NOTES/BONDS - 20.5% - CONTINUED
       Structured Investment Vehicles - 2.5%
         Beta Finance, Inc., FRN, MTN,/ (1)/
          2.04%, 12/15/04                              $45,000    $44,991
          2.11%, 12/17/04                               15,000     15,000
          2.01%, 1/18/05                                63,000     62,998
          2.40%, 2/28/05                                25,000     25,010
         CC U.S.A., Inc., FRN, MTN, /(1)/
          2.07%, 12/9/04                                25,000     25,004
          2.26%, 2/22/05                                25,000     24,998
         Dorada Finance, Inc., FRN, /(1)/
          2.18%, 12/1/04                                20,000     20,003
          2.21%, 2/14/05                                17,000     16,998
       ------------------------------------------------------------------
                                                                  235,002
       ------------------------------------------------------------------
       Transportation Equipment - 0.1%
         American Honda Finance, FRN, /(1)/
          2.40%, 2/21/05                                10,000     10,008
       ------------------------------------------------------------------
       Total Corporate Notes/Bonds (Cost $1,927,966)            1,927,966

       EURODOLLAR TIME DEPOSITS - 2.4%
       Foreign Depository Institutions - 2.4%
         Banco Popular Espanol, Madrid,
          1.75%, 12/9/04                                11,000     11,000
          2.05%, 3/10/05                                15,000     15,000
          2.02%, 3/21/05                                25,000     25,000
         Dexia Bank Belgium, Brussels,
          2.00%, 3/7/05                                 15,000     15,000
         HBOS Treasury Services, London,
          2.02%, 3/9/05                                 25,000     25,000
         Lloyds Bank, London,
          2.08%, 12/1/04                               100,000    100,000
          2.04%, 3/10/05                                35,000     35,000
       ------------------------------------------------------------------
       Total Eurodollar Time Deposits (Cost $226,000)             226,000

       MUNICIPAL INVESTMENTS - 1.9%
       Administration of Environmental and Housing Programs - 0.2%
         State of Texas G.O. Taxable, Veterans' Land Refunding
          Bonds, Series 2000A,
          2.07%, 12/7/04                                20,000     20,000
       ------------------------------------------------------------------
       Amusement and Recreation Services - 0.3%
         Bloomingdale Lifetime Fitness LLC, Taxable,
          Series 2000,
          2.08%, 12/7/04                                 6,320      6,320

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
       MUNICIPAL INVESTMENTS - 1.9% - CONTINUED
       Amusement and Recreation Services - 0.3% - (continued)
         Downtown Marietta, Georgia, Development
          Authority Taxable Revenue Bonds, Series A,
          Conference Center Project,
          2.29%, 12/7/04                                $ 1,000  $ 1,000
         Harris County, Houston, Texas, Taxable Revenue Bonds,
          Series E, Sports Authority Junior Lien NFL,
          2.12%, 12/7/04                                  1,000    1,000
         HealthTrack Sports & Wellness, Taxable,
          Series 1997,
          2.08%, 12/7/04                                  4,190    4,190
         Maryland Stadium Authority Sports Facilities
          Lease Taxable Revenue Bonds, Series A,
          2.08%, 12/7/04                                 16,300   16,300
       -----------------------------------------------------------------
                                                                  28,810
       -----------------------------------------------------------------
       Business Services - 0.1%
         Birchwood Acres Ltd. Taxable VRDB,
          Series 2000,
          2.21%, 12/7/04                                 12,410   12,410
       -----------------------------------------------------------------
       Construction - 0.1%
         Metal Forming & Coining Corp.
          (National City Bank LOC),
          2.14%, 12/7/04                                  6,435    6,435
       -----------------------------------------------------------------
       Engineering, Accounting and Management - 0.1%
         California PCR Environmental Improvement Taxable CP,
          Series 1997, Browning Ferris Project,
          1.95%, 12/2/04                                  9,000    9,000
       -----------------------------------------------------------------
       Executive, Legislative and General Government - 0.4%
         Cook County, Illinois, G.O. Taxable Bonds,
          Series 2002A,
          2.20%, 12/7/04                                 22,000   22,000
         Cook County, Illinois, G.O. Taxable Bonds,
          Series 2004D,
          2.20%, 12/7/04                                 15,000   15,000
       -----------------------------------------------------------------
                                                                  37,000
       -----------------------------------------------------------------
       Food and Kindred Products - 0.0%
         Mississippi Business Financial Corp. Industrial
          Development Taxable Revenue Bonds, Series 1994,
          Bryan Foods, Inc.,
          2.13%, 12/7/04                                  1,000    1,000
       -----------------------------------------------------------------
       Health Services - 0.1%
         Surgery Center Financing Corp. Taxable VRDN,
          Series 1997 (NCC Bank LOC),/ (1)/
          2.12%, 12/7/04                                  4,995    4,995
       -----------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 22 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



                                                         PRINCIPAL
                                                          AMOUNT     VALUE
                                                          (000S)     (000S)
      MUNICIPAL INVESTMENTS - 1.9% - CONTINUED
      Membership Organizations - 0.1%
        American Association of Retired Persons VRDN,
         2.15%, 12/7/04                                   $6,500    $  6,500
      ----------------------------------------------------------------------
      Museums, Galleries and Gardens - 0.1%
        Illinois Educational Facilities Authority Taxable Revenue
         Bonds, Series 2000A, Art Institute of Chicago,
         2.08%, 12/7/04                                    7,100       7,100
      ----------------------------------------------------------------------
      Oil and Gas Extraction - 0.0%
        Duncan Oil Co. VRDN, Series 2000,
         2.12%, 12/7/04                                    3,820       3,820
      ----------------------------------------------------------------------
      Real Estate - 0.3%
        Alaska Industrial Development and Export Authority
         Taxable Revenue Bonds, Series 1988, Labar Property
         Lot 5 Project,
         2.38%, 12/7/04                                    1,000       1,000
        Barrington Development Funding LLC Pooled
         Loan Program Taxable VRDN, Series 2002E,
         2.07%, 12/7/04                                    9,815       9,815
        MHS Realty Company LLC Taxable Secured
         Promissory VRDN, Series 2001,
         2.28%, 12/7/04                                    8,075       8,075
        Muhlenberg, Kentucky, Medical Properties II,
         Taxable VRDN, Series 2003,
         2.10%, 12/7/04                                    5,000       5,000
        OFC Corp. Taxable Revenue Bonds, Series 1996,
         2.08%, 12/7/04                                    1,000       1,000
      ----------------------------------------------------------------------
                                                                      24,890
      ----------------------------------------------------------------------
      Specialty Hospitals - 0.0%
        Arizona State University Taxable Revenue
         Bonds, Nanotechnology Research Project,
         2.18%, 12/7/04                                    1,300       1,300
      ----------------------------------------------------------------------
      Urban Community Development - 0.0%
        Tri-O Development LLC, Taxable Program
         Notes, Series 1999 (National City Bank LOC),
         2.12%, 12/7/04                                    3,485       3,485
      ----------------------------------------------------------------------
      Wholesale Trade - Durable Goods - 0.1%
        Jackson County, Georgia, IDA Taxable Revenue Bonds,
         Series 2002, John W. Rooker LLC Project,
         2.15%, 12/7/04                                    8,700       8,700
      ----------------------------------------------------------------------
      Total Municipal Investments (Cost $175,445)                    175,445

                                                     PRINCIPAL
                                                      AMOUNT     VALUE
                                                      (000S)     (000S)
      U.S. GOVERNMENT AGENCIES - 6.0% /(2)/
      Fannie Mae - 4.0%
        FNMA Discount Notes,
         1.92%, 12/22/04                              $40,000  $   39,955
         2.04%, 1/3/05                                 37,000      36,931
         2.29%, 4/1/05                                 20,000      19,846
         2.19%, 4/20/05                                38,758      38,428
        FNMA FRN,
         1.74%, 12/9/04                                75,000      74,953
         2.08%, 2/7/05                                 84,000      83,929
        FNMA Notes,
         1.36%, 5/3/05                                  9,450       9,443
         1.55%, 5/4/05                                 70,000      70,000
      -------------------------------------------------------------------
                                                                  373,485
      -------------------------------------------------------------------
      Federal Home Loan Bank - 1.7%
        FHLB Discount Note,
         2.25%, 5/6/05                                 10,000       9,903
        FHLB FRN,
         1.96%, 1/5/05                                 50,000      50,000
        FHLB Notes,
         1.55%, 12/8/04                                30,000      30,000
         1.50%, 2/28/05                                45,000      45,000
         1.45%, 3/11/05                                22,000      22,000
      -------------------------------------------------------------------
                                                                  156,903
      -------------------------------------------------------------------
      Freddie Mac - 0.3%
        FHLMC Discount Note,
         2.19%, 4/19/05                                30,000      29,746
      -------------------------------------------------------------------
      Total U.S. Government Agencies (Cost $560,134)              560,134
      -------------------------------------------------------------------
      Investments, at Amortized Cost ($7,766,670)               7,766,670

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 23 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2004


       DIVERSIFIED ASSETS PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT     VALUE
                                                        (000S)     (000S)
       REPURCHASE AGREEMENTS - 17.7%
       (Colld. at a minimum of 102% by U.S. Treasury Bonds/Notes)
       Joint Repurchase Agreements - 2.5%
         Bank of America Securities LLC, dated 11/30/04,
          repurchase price $78,633
          1.94%, 12/1/04                               $ 78,629   $ 78,629
         Morgan Stanley & Co., Inc., dated 11/30/04,
          repurchase price $52,422
          1.94%, 12/1/04                                 52,419     52,419
         Societe Generale, New York Branch, dated 11/30/04,
          repurchase price $26,211
          1.95%, 12/1/04                                 26,210     26,210
         UBS Securities LLC, dated 11/30/04,
          repurchase price $78,633
          1.96%, 12/1/04                                 78,628     78,628
       -------------------------------------------------------------------
                                                                   235,886
       -------------------------------------------------------------------
       (Colld. at a minimum of 102% by U.S. Government/Agency Securities)
       Repurchase Agreements - 15.2%
         Bank of America, N.A., dated 11/30/04,
          repurchase price $275,016
          2.08%, 12/1/04                                275,000    275,000
         Bank of America Securities LLC, dated
          11/30/04, repurchase price $300,017
          2.08%, 12/1/04                                300,000    300,000
         Credit Suisse First Boston Corp., dated
          11/30/04, repurchase price $150,009
          2.08%, 12/1/04                                150,000    150,000

                                                       PRINCIPAL
                                                        AMOUNT     VALUE
                                                        (000S)     (000S)
    REPURCHASE AGREEMENTS - 17.7% - CONTINUED
    Repurchase Agreements - 15.2% - (continued)
      Goldman Sachs & Co., dated 11/30/04,
       repurchase price $285,017
       2.09%, 12/1/04                                  $285,000    $285,000
      Lehman Brothers, Inc., dated 11/30/04,
       repurchase price $68,008
       2.09%, 12/1/04                                    68,004      68,004
      Merrill Lynch, Inc., dated 11/30/04,
       repurchase price $125,007
       2.08%, 12/1/04                                   125,000     125,000
      UBS Securities LLC, dated 11/30/04,
       repurchase price $225,013
       2.08%, 12/1/04                                   225,000     225,000
    ------------------------------------------------------------------------
                                                                  1,428,004
    ------------------------------------------------------------------------
    Total Repurchase Agreements (Cost $1,663,890)                 1,663,890
    ------------------------------------------------------------------------
    Total Investments - 100.3% (Cost $9,430,560) /(3)/            9,430,560
       Liabilities less Other Assets - (0.3)%                       (29,874)
    ------------------------------------------------------------------------
    NET ASSETS - 100.0%                                          $9,400,686

(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, the value of these securities amounted to approximately $1,112,452,000 or 11.8% of net assets.
(2)The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(3)The cost for federal income tax purposes was $9,430,560.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 24 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2004


       GOVERNMENT PORTFOLIO

                                             PRINCIPAL
                                              AMOUNT       VALUE
                                              (000S)       (000S)
                  U.S. GOVERNMENT AGENCIES - 90.3% /(1)/
                  Fannie Mae - 63.3%
                    FNMA Discount Notes,
                     1.51%, 12/1/04          $ 86,425    $   86,425
                     1.74%, 12/1/04            33,393        33,393
                     1.12%, 12/10/04           30,000        29,992
                     1.96%, 12/13/04           30,000        29,980
                     2.09%, 12/20/04           25,000        24,972
                     1.90%, 12/29/04           70,000        69,897
                     1.91%, 12/29/04           95,000        94,859
                     1.92%, 12/31/04           72,000        71,885
                     1.93%, 12/31/04           65,000        64,896
                     1.98%, 12/31/04           12,000        11,980
                     2.01%, 12/31/04           35,000        34,941
                     2.04%, 1/3/05             25,000        24,953
                     2.18%, 1/3/05             36,400        36,327
                     2.06%, 2/1/05             38,600        38,463
                     2.30%, 2/1/05             18,000        17,929
                     2.34%, 3/1/05             25,000        24,854
                     1.95%, 3/9/05             57,000        56,697
                     1.95%, 3/16/05            30,000        29,829
                     2.05%, 3/16/05            35,000        34,791
                     2.10%, 4/13/05             5,373         5,331
                     2.11%, 4/13/05            15,000        14,883
                     2.10%, 4/15/05            60,000        59,528
                    FNMA FRN,
                     1.95%, 12/7/04            60,000        59,960
                     1.74%, 12/9/04           100,000        99,938
                     1.79%, 12/15/04           30,000        30,000
                     1.99%, 12/15/04           55,000        54,987
                     2.07%, 12/18/04          202,000       201,996
                     2.08%, 12/29/04           47,000        46,973
                     1.92%, 1/7/05             75,000        74,997
                     1.96%, 1/18/05             5,000         5,000
                     2.02%, 1/28/05           100,000        99,995
                    FNMA Notes,
                     1.88%, 12/15/04            2,700         2,701
                     7.13%, 2/15/05            25,000        25,245
                  -------------------------------------------------
                                                          1,598,597
                  -------------------------------------------------

                                                   PRINCIPAL
                                                    AMOUNT     VALUE
                                                    (000S)     (000S)
        U.S. GOVERNMENT AGENCIES - 90.3% /(1)/ - CONTINUED
        Federal Farm Credit Bank - 8.5%
          Federal Farm Credit Bank Discount Note,
           2.07%, 4/18/05                          $ 10,000  $    9,921
          Federal Farm Credit Bank FRN,
           2.02%, 12/17/04                           20,000      19,999
           2.02%, 12/20/04                           10,000       9,994
           2.06%, 12/20/04                          100,000      99,995
           2.09%, 12/27/04                           50,000      49,990
           2.11%, 12/27/04                           25,000      24,996
        ---------------------------------------------------------------
                                                                214,895
        ---------------------------------------------------------------
        Federal Home Loan Bank - 9.2%
          FHLB Discount Notes,
           1.93%, 12/3/04                            30,000      29,997
           1.94%, 12/27/04                           10,395      10,380
           2.05%, 1/19/05                             5,630       5,614
           2.11%, 3/28/05                               477         474
           2.08%, 4/15/05                            15,537      15,416
          FHLB FRN,
           1.80%, 12/15/04                           50,000      49,996
           2.10%, 12/25/04                           10,000       9,999
           2.11%, 2/9/05                             20,000      19,983
           2.17%, 2/16/05                            35,000      34,964
          FHLB Notes,
           1.55%, 12/8/04                            30,000      30,000
           2.13%, 12/15/04                           25,500      25,507
        ---------------------------------------------------------------
                                                                232,330
        ---------------------------------------------------------------
        Freddie Mac - 9.3%
          FHLMC Discount Notes,
           1.99%, 3/8/05                             28,000      27,850
           1.95%, 3/15/05                            10,000       9,944
           2.07%, 6/30/05                            25,000      24,697
          FHLMC FRN,
           1.83%, 12/9/04                            22,000      22,000
           2.09%, 2/4/05                            100,000      99,989
           2.17%, 2/7/05                             50,000      50,000
        ---------------------------------------------------------------
                                                                234,480
        ---------------------------------------------------------------
        Total U.S. Government Agencies (Cost $2,280,302)      2,280,302

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 25 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2004


       GOVERNMENT PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT     VALUE
                                                        (000S)     (000S)
       REPURCHASE AGREEMENTS - 12.0%
       (Colld. at a minimum of 102% by U.S. Treasury Bonds/Notes)
       Joint Repurchase Agreements - 4.1%
         Bank of America Securities LLC, dated
          11/30/04, repurchase price $34,659
          1.94%, 12/1/04                                $34,657   $ 34,657
         Morgan Stanley & Co., Inc., dated 11/30/04,
          repurchase price $23,106
          1.94%, 12/1/04                                 23,104     23,104
         Societe Generale - New York Branch, dated
          11/30/04, repurchase price $11,553
          1.95%, 12/1/04                                 11,552     11,552
         UBS Securities LLC, dated 11/30/04,
          repurchase price $34,659
          1.96%, 12/1/04                                 34,657     34,657
       -------------------------------------------------------------------
                                                                   103,970
       -------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT     VALUE
                                                        (000S)     (000S)
    REPURCHASE AGREEMENTS - 12.0% - CONTINUED
    (Colld. at a minimum of 102% by U.S. Government/Agency Securities)
    Repurchase Agreements - 7.9%
      Credit Suisse First Boston Corp., dated
       11/30/04, repurchase price $75,004
       2.08%, 12/1/04                                  $ 75,000     $75,000
      UBS Securities LLC, dated 11/30/04,
       repurchase price $125,007
       2.08%, 12/1/04                                   125,000     125,000
    ------------------------------------------------------------------------
                                                                    200,000
    ------------------------------------------------------------------------
    Total Repurchase Agreements (Cost $303,970)                     303,970
    ------------------------------------------------------------------------
    Total Investments - 102.3% (Cost $2,584,272) /(2)/            2,584,272
       Liabilities less Other Assets - (2.3)%                       (58,840)
    ------------------------------------------------------------------------
    NET ASSETS - 100.0%                                          $2,525,432

(1)The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)The cost for federal income tax purposes was $2,584,272.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 26 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2004


       GOVERNMENT SELECT PORTFOLIO


                                                     PRINCIPAL
                                                      AMOUNT    VALUE
                                                      (000S)    (000S)
         U.S. GOVERNMENT AGENCIES - 101.9% /(1)/
         Federal Farm Credit Bank - 19.4%
           Federal Farm Credit Bank Discount Notes,
            1.10%, 12/13/04                          $ 15,000  $ 14,995
            1.74%, 12/15/04                            18,000    17,988
            1.99%, 12/15/04                            49,000    48,962
            2.00%, 12/22/04                            75,000    74,912
            1.16%, 1/5/05                              10,248    10,236
            1.72%, 1/14/05                             10,000     9,979
            2.07%, 4/18/05                             20,000    19,841
           Federal Farm Credit Bank FRN,
            1.92%, 12/1/04                            100,000    99,976
            1.97%, 12/6/04                             75,000    74,986
            1.96%, 12/7/04                             75,000    74,982
            1.79%, 12/13/04                            75,000    74,986
            2.02%, 12/17/04                            40,000    39,998
            2.02%, 12/20/04                            20,000    19,989
            2.05%, 12/20/04                            20,000    19,998
            2.07%, 12/23/04                            40,000    39,995
            2.09%, 12/27/04                           100,000    99,981
            2.11%, 12/27/04                            85,000    84,986
            2.10%, 12/29/04                            20,000    19,997
           Federal Farm Credit Bank Notes,
            3.88%, 12/15/04                            20,000    20,017
            1.15%, 4/1/05                               9,000     8,999
         --------------------------------------------------------------
                                                                875,803
         --------------------------------------------------------------
         Federal Home Loan Bank - 80.6%
           FHLB Discount Notes,
            1.89%, 12/1/04                            100,000   100,000
            1.90%, 12/1/04                             26,147    26,147
            1.93%, 12/1/04                            521,126   521,126
            1.92%, 12/3/04                             50,000    49,995
            1.98%, 12/3/04                            100,000    99,989
            2.02%, 12/3/04                              6,750     6,749
            1.85%, 12/8/04                              7,228     7,225
            2.00%, 12/8/04                            123,520   123,472
            1.85%, 12/10/04                            35,000    34,984
            1.99%, 12/10/04                           112,000   111,944
            2.00%, 12/10/04                            50,000    49,975
            2.01%, 12/10/04                            12,600    12,594
            1.30%, 12/13/04                            10,000     9,996
            1.95%, 12/13/04                             2,300     2,298
            1.77%, 12/15/04                            20,000    19,986
            1.78%, 12/15/04                            90,000    89,938

                                                   PRINCIPAL
                                                    AMOUNT        VALUE
                                                    (000S)        (000S)
                    U.S. GOVERNMENT AGENCIES - 101.9% /(1)/ - CONTINUED
                    Federal Home Loan Bank - 80.6% - (continued)
                       1.90%, 12/15/04             $  5,100      $  5,096
                       2.00%, 12/15/04               78,000        77,939
                       1.87%, 12/17/04               13,600        13,589
                       2.00%, 12/17/04               15,200        15,186
                       2.07%, 12/17/04               50,000        49,954
                       1.87%, 12/22/04               80,000        79,913
                       1.88%, 12/22/04               43,200        43,153
                       1.90%, 12/22/04               31,527        31,492
                       2.05%, 12/22/04              130,721       130,564
                       2.06%, 12/22/04               50,000        49,940
                       1.86%, 12/27/04               10,000         9,987
                       1.89%, 12/27/04               85,000        84,884
                       1.94%, 12/27/04               13,670        13,651
                       2.04%, 12/27/04               18,000        17,973
                       2.05%, 12/27/04                1,675         1,673
                       2.09%, 12/29/04               75,000        74,878
                       1.87%, 12/31/04               10,000         9,984
                       1.91%, 12/31/04              100,000        99,841
                       1.92%, 12/31/04               50,000        49,920
                       2.01%, 1/5/05                 89,700        89,525
                       2.05%, 1/19/05                54,370        54,218
                       2.06%, 2/2/05                  3,000         2,989
                       2.24%, 2/11/05                33,100        32,952
                       1.94%, 3/11/05                80,000        79,569
                       1.94%, 3/16/05               175,000       174,010
                       2.11%, 3/28/05                47,295        46,970
                       2.07%, 4/15/05                75,000        74,418
                       2.10%, 4/20/05                35,000        34,714
                       2.24%, 5/4/05                 70,000        69,329
                      FHLB FRN,
                       1.95%, 12/6/04                65,000        64,974
                       1.73%, 12/8/04               100,000        99,937
                       1.80%, 12/15/04               65,000        64,995
                       1.84%, 12/21/04               80,000        79,989
                       2.10%, 12/25/04               28,000        27,999
                       1.96%, 1/5/05                125,000       124,999
                       2.11%, 2/9/05                 55,000        54,953
                       2.17%, 2/16/05                60,000        59,936

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 27 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2004


       GOVERNMENT SELECT PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT     VALUE
                                                        (000S)     (000S)
    U.S. GOVERNMENT AGENCIES - 101.9% /(1)/ - CONTINUED
    Federal Home Loan Bank - 80.6% - (continued)
      FHLB Notes,
       1.51%, 12/8/04                                   $40,000     $40,000
       1.55%, 12/8/04                                    40,000      40,000
       6.82%, 12/10/04                                    6,000       6,007
       2.13%, 12/15/04                                   62,165      62,183
       3.88%, 12/15/04                                   82,940      83,018
       1.17%, 12/16/04                                   30,000      29,991
       4.13%, 1/14/05                                     8,240       8,258
    ------------------------------------------------------------------------
                                                                  3,631,968
    ------------------------------------------------------------------------
    Tennessee Valley Authority - 1.9%
      Tennessee Valley Authority Discount Note,
       1.85%, 12/9/04                                    85,000      84,965
    ------------------------------------------------------------------------
    Total U.S. Government Agencies (Cost $4,592,736)              4,592,736
    ------------------------------------------------------------------------
    Total Investments - 101.9% (Cost $4,592,736) /(2)/            4,592,736
       Liabilities less Other Assets - (1.9)%                       (86,912)
    ------------------------------------------------------------------------
    NET ASSETS - 100.0%                                          $4,505,824

(1)The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)The cost for federal income tax purposes was $4,592,736.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 28 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2004


       TAX-EXEMPT PORTFOLIO

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.1%
      Alaska - 0.3%
        City of Valdez Marine Terminal VRDB,
         Series 2003B, BP Pipelines Project, Inc.
         (BP PLC Gtd.),
         1.68%, 12/1/04                                  $ 2,000  $ 2,000
      -------------------------------------------------------------------
      Arizona - 1.8%
        Apache County IDA Revenue Bonds,
         Series 1983, Tuscon Electric Project (Credit
         Suisse First Boston LOC),
         1.72%, 12/7/04                                   10,300   10,300
        Phoenix IDA VRDB, Series 2001, Valley of the
         Sun YMCA Project (Bank of America LOC),
         1.67%, 12/1/04                                       50       50
        Pima County IDA Multifamily VRDB, Series 2001,
         Eastside Place Apartments Project
         (FNMA LOC),
         1.67%, 12/7/04                                       90       90
        Sun Devil Energy Center LLC VRDB, Series 2004,
         Arizona State University Project
         (FGIC Insured),
         1.70%, 12/7/04                                    1,000    1,000
      -------------------------------------------------------------------
                                                                   11,440
      -------------------------------------------------------------------
      California - 1.3%
        California State G.O., Series 2004A,
         Kindergarten University Public Education
         Facilities (Citibank LOC),
         1.65%, 12/7/04                                    5,900    5,900
        Oxnard Financing Authority VRDB, Headworks
         & Septic Conversion (AMBAC Insured),
         1.65%, 12/7/04                                    2,400    2,400
      -------------------------------------------------------------------
                                                                    8,300
      -------------------------------------------------------------------
      Colorado - 4.4%
        Colorado HFA Revenue Bonds, Series 2004B-4,
         Single Family Class 1,
         1.99% 11/1/05                                    10,000   10,000
        Denver Urban Renewal Authority Tax Increment
         Revenue Bonds, Merrill Lynch P-Float PT-999
         (Merrill Lynch Gtd.), /(1)/
         1.77%, 12/7/04                                   12,500   12,500
        Greenwood Village G.O. VRDB, Series 2003, City
         of Fiddlers Business Improvement District
         (U.S. Bank LOC),
         1.75%, 12/7/04                                    3,000    3,000

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
     Colorado - 4.4% - (continued)
       Park Creek Metropolitan District G.O.,
        Series 2004, Merrill Lynch P-Floats PT-2321
        (Merrill Lynch Gtd.), /(1)/
        1.77%, 12/7/04                                    $2,000   $ 2,000
     ---------------------------------------------------------------------
                                                                    27,500
     ---------------------------------------------------------------------
     District of Columbia - 2.0%
       District of Columbia Revenue Bonds,
        Series 2003, Henry J. Kaiser Foundation
        Project (Kaiser Family Foundation Gtd.),
        1.70%, 12/7/04                                     1,200     1,200
       District of Columbia Water & Sewer VRDB,
        Citicorp Eagle Trust 8121A (FSA Insured), /(1)/
        1.72%, 12/7/04                                     7,000     7,000
       District of Columbia Water & Sewer VRDB,
        Series 1998, Citibank Eagle Trust 985201 (FSA
        Insured), /(1)/
        1.72%, 12/7/04                                     4,200     4,200
     ---------------------------------------------------------------------
                                                                    12,400
     ---------------------------------------------------------------------
     Florida - 7.9%
       Alachua County Health Facilities VRDB,
        Series 2002A, Oak Hammock University
        Project (BNP Paribas LOC),
        1.67%, 12/1/04                                     1,600     1,600
       Broward County Educational Facilities Authority
        Revenue Bonds, Series 2004C, Nova
        Southeastern (Bank of America LOC),
        1.69%, 12/1/04                                     2,900     2,900
       Broward County Educational Facilities Authority
        VRDB, Series 2002A, Nova Southeastern
        (SunTrust Bank LOC),
        1.68%, 12/7/04                                     2,200     2,200
       Florida Department of Transportation Revenue
        Bonds, Series 2002A, ABN-AMRO Muni-Tops
        Certificates 2002-20 (MBIA Insured), /(1)/
        1.50%, 5/11/05                                     9,845     9,845
       Florida Housing Finance Corp. Revenue
        Refunding Bonds, Series 2002-1, Lighthouse
        Bay Apartments (FHLMC LOC),
        1.68%, 12/7/04                                     5,400     5,400

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 29 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       TAX-EXEMPT PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
      Florida - 7.9% - (continued)
        Highlands County Health Facilities Authority
         VRDB, Adventist Health System
         Project - Sunbelt,
         Series 1996A (MBIA Insured),
         1.67%, 12/7/04                                  $1,800   $ 1,800
         Series 2003A (SunTrust Bank LOC),
         1.68%, 12/7/04                                   3,500     3,500
        Lee County Health Care Facilities IDA VRDB,
         Series 1999B, Shell Point Village Project
         (Bank of America LOC),
         1.67%, 12/7/04                                   1,200     1,200
        Lee County Health Care Facilities IDA VRDB,
         Series 2004, Improvement Hope Hospice
         Project (SunTrust Bank LOC),
         1.69%, 12/1/04                                   2,210     2,210
        Orange County HFA VRDB, Series 1997,
         Post Fountains Project (Colld. by FNMA
         Securities),
         1.68%, 12/7/04                                   3,500     3,500
        Orange County IDA VRDB, Series 2002, Catholic
         Diocese Project (SunTrust Bank LOC),
         1.68%, 12/7/04                                   3,000     3,000
        Palm Beach County Revenue Bonds,
         Series 2003, Morse Obligation Group Project
         (Key Bank LOC),
         1.70%, 12/7/04                                   3,500     3,500
        Putnam County Development Authority PCR
         Bonds, Series 1984H-3, National Rural
         Utilities Seminole Electric Project (National
         Rural Utilities Cooperative Finance, Gtd.),
         1.53%, 3/15/05                                   8,200     8,200
      -------------------------------------------------------------------
                                                                   48,855
      -------------------------------------------------------------------
      Georgia - 2.9%
        DeKalb County Development Authority VRDB,
         Series 2004, Oglethorpe University Project
         (SunTrust Bank LOC),
         1.68%, 12/7/04                                   4,000     4,000
        Macon-Bibb County Hospital Authority VRDB,
         Series 2000, Revenue Anticipation
         Certificates (SunTrust Bank LOC),
         1.69%, 12/1/04                                   1,000     1,000

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
     Georgia - 2.9% - (continued)
       Macon-Bibb County Hospital Authority VRDB,
        Series 2003, Revenue Anticipation
        Certificates Medical Center of Central
        Georgia (SunTrust Bank LOC),
        1.68%, 12/7/04                                     $6,300   $6,300
       Macon Lease Refunding Revenue Bonds,
        Series 2004, Bibb County School
        District Project,
        1.66%, 12/7/04                                      3,135    3,135
       Savannah Housing Authority VRDB,
        Series 1996A, Somerset Place Project
        (Colld. by FNMA Securities),
        1.68%, 12/7/04                                      2,900    2,900
       State of Georgia G.O. Bonds, Series 1999D,
        Citicorp Eagle Trust Series 97C1001, /(1)/
        1.72%, 12/7/04                                        340      340
     ---------------------------------------------------------------------
                                                                    17,675
     ---------------------------------------------------------------------
     Hawaii - 0.3%
       Hawaii Department of Budget and Finance
        VRDB, Series 2003D, Kahala Nui Project
        (LaSalle Bank LOC),
        1.67%, 12/7/04                                      2,100    2,100
     ---------------------------------------------------------------------
     Illinois - 14.4%
       Chicago Board of Education G.O. Unlimited
        VRDB, Series A, Merrill P-Floats PA-617,
        School Reform Board (FGIC Insured), /(1)/
        1.72%, 12/7/04                                      4,995    4,995
       Chicago Board of Education Variable Rate
        Certificates, Series 2000A, School Reform
        Board (FGIC Insured), /(1)/
        1.77%, 12/7/04                                      4,205    4,205
       Chicago G.O. Refunding VRDB, Series 1998,
        Citicorp Eagle Trust 981302
        (FSA Corp. Insured), /(1)/
        1.72%, 12/7/04                                      1,000    1,000
       Chicago Park District TAWS, Series 2004,
        3.00%, 5/2/05                                       1,000    1,006
       Chicago School Reform Board G.O. VRDB,
        Series 1996, Bank of America Securities
        Variable Rate Certificates (MBIA Insured), /(1)/
        1.77%, 12/7/04                                      1,800    1,800

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 30 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
     Illinois - 14.4% - (continued)
       City of Chicago G.O. Equipment Notes
        (Harris Trust & Savings Bank LOC),
        1.15%, 2/3/05                                      $5,100   $5,100
       Cook County Public Purpose Revenue Bonds,
        Series 1990, Cleretian Association
        Neighborhood Office, Inc. Project
        (FHLB LOC),
        2.45%, 12/7/04                                      3,280    3,280
       Illinois Development Finance Authority
        Economic Development Revenue Bonds,
        Series 2003, Resurrection Center Project
        (Harris Trust & Savings Bank LOC),
        1.67%, 12/7/04                                      5,035    5,035
       Illinois Development Finance Authority Revenue
        Bonds, Series 1999, Chicago Horticultural
        (Bank One LOC),
        1.70%, 12/7/04                                      2,000    2,000
       Illinois Development Finance Authority Revenue
        Bonds, Series 1999, LaRabida Children's
        Hospital (Bank of America LOC),
        2.38%, 12/7/04                                      1,000    1,000
       Illinois Development Finance Authority Revenue
        Bonds, Series 2002, Sacred Heart Schools
        Project (Fifth Third Bank LOC),
        1.70%, 12/7/04                                      2,500    2,500
       Illinois Development Finance Authority Revenue
        Bonds, Series 2003, Mount Carmel High
        School Project (LaSalle Bank LOC),
        1.70%, 12/7/04                                      3,000    3,000
       Illinois Development Finance Authority Revenue
        Bonds, Series 2003, Rosecrane, Inc. Project
        (Bank One LOC),
        1.68%, 12/7/04                                      1,700    1,700
       Illinois Development Finance Authority VRDB,
        Series 2002, Jewish Federation of
        Metropolitan Chicago Project
        (AMBAC Insured),
        1.68%, 12/1/04                                      1,800    1,800
       Illinois Educational Facilities Authority Revenue
        Bonds, University of Chicago,
        1.65%, 7/28/05                                      3,000    3,000

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
      Illinois - 14.4% - (continued)
        Illinois Finance Authority Revenue Bonds, Kohl
         Children's Museum (Fifth Third Bank LOC),
         1.70%, 12/7/04                                   $2,680   $ 2,680
        Illinois Health Facilities Authority Revenue
         Bonds, Revolving Pooled Loan Facility
         (Bank One LOC),
         1.68%, 12/7/04                                    1,000     1,000
        Illinois Health Facilities Authority Revenue
         Bonds, Series 1997, Central Baptist Home for
         the Aged Project (Allied Irish Bank LOC),
         1.70%, 12/7/04                                    9,700     9,700
        Illinois Health Facilities Authority Revenue
         Bonds, Series 1998, University of Chicago
         Hospital Project (MBIA Insured),
         1.68%, 12/1/04                                    1,465     1,465
        Illinois State Sales TRB, Citigroup Series ROCS
         RR-II-R-4542, /(1)/
         1.72%, 12/7/04                                    3,985     3,985
        Kane County VRDB, Series 1993, Glenwood
         School for Boys (Harris Trust & Savings
         Bank LOC),
         1.68%, 12/7/04                                    3,800     3,800
        Peoria IDR Bonds, Series 1997, Peoria
         Production Shop Project (Bank One LOC),
         1.78%, 12/7/04                                      735       735
        Regional Transportation Authority, Wachovia
         MERLOTS Series 2001A93 (FGIC Insured), /(1)/
         1.74%, 12/7/04                                    3,605     3,605
        Rockford Revenue Bonds, Series 2002, Wesley
         Willows Obligated Group (Marshall & Ilsley
         Bank LOC),
         1.72%, 12/1/04                                    4,500     4,500
        University of Illinois Revenue Bonds, Auxiliary
         Facility System, Wachovia MERLOTS Series
         2003A38 (AMBAC Insured), /(1)/
         1.65%, 8/10/05                                    9,995     9,995
        Will County VRDB, Series 2004, Joliet Catholic
         Academy Project (Harris Trust & Savings
         Bank LOC),
         1.73%, 12/7/04                                    6,250     6,250
      --------------------------------------------------------------------
                                                                    89,136
      --------------------------------------------------------------------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 31 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       TAX-EXEMPT PORTFOLIO (continued)

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
      Indiana - 5.3%
        Indiana Health Facilities Finance Authority
         Revenue Bonds, Series 2001-A4, Ascension
         Health Credit Group Project (Ascension
         Health Gtd.),
         1.05%, 3/1/05                                    $3,000   $ 3,000
        Indiana Health Facilities Finance Authority
         VRDB, Series 2002B, Fayette Memorial
         Hospital Association (Fifth Third Bank LOC),
         1.72%, 12/1/04                                    5,630     5,630
        Indiana Public Improvement Board Bank VRDB,
         Series 2002-7, ABN AMRO Muni-Tops
         Certificates (MBIA Insured),/ (1)/
         1.71%, 12/7/04                                    7,500     7,500
        Indiana State Development Finance Authority
         VRDB, Indiana Historical Society, Inc. Project
         (Bank One LOC),
         1.68%, 12/7/04                                      300       300
        Indiana Transportation Authority Highway
         Revenue VRDB, Citicorp Eagle Trust
         Series 981402, /(1)/
         1.72%, 12/7/04                                    5,460     5,460
        Indianapolis Local Public Improvement Bond
         Bank Revenue Notes, Series 2004E,
         2.00%, 1/6/05                                     3,500     3,502
        Shelby Eastern School Building Corp. First
         Mortgage Revenue Refunding Bonds,
         Wachovia MERLOTS Series 2001A84
         (FGIC Insured), /(1)/
         1.74%, 12/7/04                                    4,825     4,825
        Vincennes University VRDB, Series 2004G,
         Student Fee (Bank One LOC),
         1.68%, 12/7/04                                    2,900     2,900
      --------------------------------------------------------------------
                                                                    33,117
      --------------------------------------------------------------------
      Iowa - 1.3%
        Iowa Finance Authority Revenue Bonds,
         Series 2000, YMCA & Rehab Center Project
         (Bank of America LOC),
         1.74%, 12/7/04                                    2,300     2,300
        Iowa State Vision Special Fund, Wachovia
         MERLOTS, Series 2001A110 (MBIA Insured), /(1)/
         1.74%, 12/7/04                                    5,685     5,685
      --------------------------------------------------------------------
                                                                     7,985
      --------------------------------------------------------------------

                                                           PRINCIPAL
                                                            AMOUNT   VALUE
                                                            (000S)   (000S)
    MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
    Kentucky - 0.4%
      Shively Education Revenue Bonds, Series 2003,
       Spalding University (Bank One LOC),
       1.68%, 12/7/04                                       $2,400   $2,400
    -----------------------------------------------------------------------
    Louisiana - 0.5%
      Jefferson Parrish Hospital VRDB, Series 2004,
       East Jefferson General Hospital (JP Morgan
       Chase Bank LOC),
       1.71%, 12/7/04                                        2,900    2,900
    -----------------------------------------------------------------------
    Maryland - 0.9%
      Maryland State Community Development
       Administration Revenue Bonds, Merrill Lynch
       P-Floats PT-916 (General Electric Capital
       Corp. GIC), /(1)/
       1.72%, 12/7/04                                        2,370    2,370
      Maryland State Health and Higher Educational
       Facilities VRDB, Series 2003D (Manufacturers
       and Traders Bank LOC),
       1.67%, 12/7/04                                        3,400    3,400
    -----------------------------------------------------------------------
                                                                      5,770
    -----------------------------------------------------------------------
    Michigan - 3.9%
      Detroit School Building & Site Improvement G.O.,
       Series 2002A ABN AMRO Muni-Tops
       Certificates, Series 2003-10 (FGIC Insured), /(1)/
       1.72%, 12/7/04                                        4,495    4,495
      Detroit Sewage Disposal System Revenue
       Bonds, Series 2000, Wachovia MERLOTS
       (FGIC Insured), /(1)/
       1.74%, 12/7/04                                          700      700
      Macomb County Hospital Finance Authority
       VRDB, Series 2003A-1, Mount Clemens
       General (Comerica Bank LOC),
       1.78%, 12/1/04                                        5,150    5,150
      Michigan Municipal Bond Authority Revenue
       Notes,
       Series 2004B1,
       3.00%, 8/19/05                                        2,000    2,020
       Series 2004B2 (JP Morgan Chase Bank LOC),
       3.00%, 8/23/05                                        5,000    5,051
      Michigan State G.O. Unlimited Notes,
       Series 2005A,
       3.50%, 9/30/05                                        2,000    2,025

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 32 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
      Michigan - 3.9% - (continued)
        Michigan State Hospital Finance Authority
         VRDB, Series 2003A, Crittenton Hospital
         (Comerica Bank LOC),
         1.70%, 12/1/04                                   $1,400   $ 1,400
        Michigan Strategic Fund Ltd. VRDB,
         Detroit Symphony Project
         (Standard Federal Bank LOC),
         1.67%, 12/1/04                                    3,455     3,455
      --------------------------------------------------------------------
                                                                    24,296
      --------------------------------------------------------------------
      Minnesota - 1.7%
        Center City, Minnesota Health Care Facilities
         Revenue VRDB, Series 2002, Hazelden
         Foundation Project (Allied Irish Bank LOC),
         1.75%, 12/7/04                                    2,600     2,600
        Duluth Economic Development Authority
         Healthcare Facilities VRDB, Series 1997,
         Miller-Dawn Medical Center Project
         (U.S. Bank LOC),
         1.72%, 12/1/04                                    5,800     5,800
        St. Anthony Multifamily VRDB, Series 2002,
         Autumn Woods Project (FNMA Gtd.),
         1.68%, 12/7/04                                    2,000     2,000
      --------------------------------------------------------------------
                                                                    10,400
      --------------------------------------------------------------------
      Mississippi - 0.9%
        Mississippi Business Finance Corp. Revenue
         VRDB, Series 2000, St. Andrew's Episcopal
         School Project (Allied Irish Bank Insured),
         1.72%, 12/7/04                                    1,700     1,700
        Mississippi Development Bank Special
         Obligation Revenue Bonds, Series 2001A,
         Wachovia MERLOTS Series 2001A16
         (AMBAC Insured), /(1)/
         1.74%, 12/7/04                                    4,095     4,095
      --------------------------------------------------------------------
                                                                     5,795
      --------------------------------------------------------------------
      Missouri - 5.4%
        Chesterfield IDA Education Facilities Authority
         VRDB, Series 2003, Gateway Academy
         Project (U.S. Bank LOC),
         1.72%, 12/1/04                                    6,200     6,200
        Curators of the University of Missouri VRDB,
         Series 2000B,
         1.67%, 12/1/04                                      450       450
         Series 2002A,
         1.67%, 12/1/04                                    1,500     1,500

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
     Missouri - 5.4% - (continued)
       Kansas City IDA Multifamily VRDB, Series 2002,
        Cloverset Apartments Project (FNMA Gtd.),
        1.65%, 12/7/04                                    $1,000   $ 1,000
       Kirkwood Tax Increment VRDB, Series 2004,
        Kirkwood Commons Project (U.S. Bank LOC),
        1.72%, 12/1/04                                     4,500     4,500
       Missouri Development Finance Board Lease
        Revenue Bonds, Series 2003, Missouri
        Association Municipal Utilities
        (U.S. Bank LOC),
        1.72%, 12/1/04                                     3,740     3,740
       Missouri State Health and Educational Facilities
        Authority VRDB, Bethesda Health Group
        Project (U.S. Bank LOC), Series 2001A,
        1.72%, 12/1/04                                     1,950     1,950
        Series 2001B,
        1.72%, 12/1/04                                     6,800     6,800
       Missouri State Health and Educational Facilities
        Authority VRDB, Series 2000B,
        Washington University,
        1.67%, 12/1/04                                     3,000     3,000
       Missouri State Health and Educational Facilities
        Authortity VRDB, Series 2001, Missouri Valley
        College (U.S. Bank LOC),
        1.72%, 12/1/04                                     1,565     1,565
       St. Louis County IDA VRDB, Series 1996B,
        Friendship Village West County Project
        (LaSalle Bank LOC),
        1.67%, 12/7/04                                     2,870     2,870
     ---------------------------------------------------------------------
                                                                    33,575
     ---------------------------------------------------------------------
     Nebraska - 0.8%
       Douglas County School District G.O.,
        Series 2003, Citigroup ROCS-RR-II-R-4058, /(1)/
        1.72%, 12/7/04                                     4,985     4,985
     ---------------------------------------------------------------------
     New Jersey - 0.9%
       New Jersey State TANS, Series 2004A,
        3.00%, 6/24/05                                     5,600     5,647
     ---------------------------------------------------------------------
     New Mexico - 1.0%
       Bernalillo County Gross TRB,
        Series 2004B (MBIA Insured), /(1)/
        1.71%, 12/7/04                                     5,160     5,160

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 33 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       TAX-EXEMPT PORTFOLIO (continued)

                                                           PRINCIPAL
                                                            AMOUNT   VALUE
                                                            (000S)   (000S)
    MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
    New Mexico - 1.0% - (continued)
      City of Farmington PCR Bonds, Series 1994B,
       Four Corners Project
       (Barclays Bank PLC LOC),
       1.68%, 12/1/04                                       $1,300   $1,300
    -----------------------------------------------------------------------
                                                                      6,460
    -----------------------------------------------------------------------
    New York - 1.0%
      City of New York G.O. Bonds, Series 2004,
       Citigroup ROCS-RR-II-251A (Citigroup Global
       Markets Holdings LOC), /(1)/
       1.74%, 12/7/04                                        3,100    3,100
      New York State G.O. Bonds, Series 2000B
       (Dexia Bank Belgium LOC),
       1.58%, 8/4/05                                         3,000    3,000
    -----------------------------------------------------------------------
                                                                      6,100
    -----------------------------------------------------------------------
    North Carolina - 0.6%
      Mecklenburg County COPS, Series 2002,
       1.74%, 12/7/04                                        1,300    1,300
      New Hanover County G.O. School Bonds,
       Series 1995,
       1.72%, 12/7/04                                        2,250    2,250
      North Carolina Medical Care Commission
       Health Care Facilities Revenue VRDB,
       Wachovia MERLOTS Series 2001A39,
       Providend Place Project
       (Colld. by GNMA Securities), /(1)/
       1.74%, 12/7/04                                          100      100
    -----------------------------------------------------------------------
                                                                      3,650
    -----------------------------------------------------------------------
    North Dakota - 0.5%
      Ward County Health Care Facilities Revenue
       Bonds, Series 2002A, Trinity Obligation Group
       Project (U.S. Bank LOC),
       1.72%, 12/1/04                                        2,800    2,800
    -----------------------------------------------------------------------
    Ohio - 3.8%
      Akron Ohio Income TRB, ABN AMRO Muni-Tops
       Certificates, Series 2003-37 (FGIC Insured), /(1)/
       1.09%, 12/1/04                                        5,000    5,000
      Franklin County Hospital Revenue Bonds,
       Series 2001 II-R-55, Smith Barney ROC
       (U.S. Treasuries Escrowed), /(1)/
       1.72%, 12/7/04                                        5,500    5,500

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
       Ohio - 3.8% - (continued)
         Middletown Development Revenue VRDB,
          Series 2003, Bishop Penwick High School
          Project (Bank One LOC),
          1.68%, 12/7/04                                 $ 2,450  $ 2,450
         Montgomery County VRDB, Series 2004B,
          Catholic Health Initiatives,
          1.66%, 12/7/04                                   8,500    8,500
         Toledo City Services VRDN, Series 2003,
          Special Assessment Notes (State Street
          Bank & Trust LOC),
          1.68%, 12/7/04                                   2,400    2,400
       ------------------------------------------------------------------
                                                                   23,850
       ------------------------------------------------------------------
       Oklahoma - 1.4%
         Tulsa County Industrial Authority Capital
          Improvements Revenue Bonds, Series 2003A,
          2.05%, 5/16/05                                   5,000    5,000
         Tulsa Industrial Authority Revenue Bonds,
          Series 2000B, University of Tulsa
          (MBIA Insured),
          1.73%, 12/7/04                                   3,845    3,845
       ------------------------------------------------------------------
                                                                    8,845
       ------------------------------------------------------------------
       Oregon - 0.8%
         Oregon Housing and Community Services
          Department Revenue Bonds, SFM Program,
          Series 2004D,
          1.16%, 5/5/05                                    4,800    4,800
       ------------------------------------------------------------------
       Pennsylvania - 3.1%
         Delaware Valley Regional Finance Authority
          Local Government Revenue Bonds, Merrill
          Lynch P-Floats PT-152 (AMBAC Insured),/ (1)/
          1.72%, 12/7/04                                     300      300
         Emmaus General Authority Bond Pool Program
          Revenue Bonds, Series 1989F-21
          (Depfa Bank LOC),
          1.70%, 12/7/04                                   8,800    8,800
         Philadelphia Hospital & Higher Educational
          Facility Revenue Bonds, Series 1999B,
          Jefferson Health System (Jefferson Health
          System Gtd.),
          1.08%, 3/30/05                                  10,000   10,000
       ------------------------------------------------------------------
                                                                   19,100
       ------------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 34 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
      Tennessee - 2.8%
        Metropolitan Government Nashville & Davidson
         County Health & Educational Facility Board
         VRDB, Series 2002A, Belmont University
         Project (SunTrust Bank LOC),
         1.68%, 12/7/04                                  $3,250   $ 3,250
        Metropolitan Government Nashville & Davidson
         County IDB VRDB, Series 2002, University of
         Nashville Project (SunTrust Bank LOC),
         1.68%, 12/7/04                                   3,000     3,000
        Metropolitan Government Nashville & Davidson
         County Revenue VRDN, Citicorp Eagle Trust
         Series 984201, /(1)/
         1.72%, 12/7/04                                   3,800     3,800
        Sevier County Public Building Authority
         Revenue Bonds, Local Government Public
         Improvement Bonds (FSA Corp. Insured),
         Series 1999 IV-A-2,
         1.70%, 12/7/04                                   2,400     2,400
         Series 2000 IV-C-3,
         1.70%, 12/1/04                                   2,000     2,000
        Sumner County Health, Educational & Housing
         Facilities Board VRDB, Series 1999A, Hospital
         Alliance of Tennessee Pooled Program
         (Transamerica Life Insurance & Annuity
         Co. Gtd.),
         1.82%, 12/7/04                                     300       300
        Williamson County IDB Revenue Bonds,
         Series 2003, Currey Ingram Academy Project
         (SunTrust Bank LOC),
         1.73%, 12/7/04                                   2,500     2,500
      -------------------------------------------------------------------
                                                                   17,250
      -------------------------------------------------------------------
      Texas - 12.6%
        Austin Water and Wastewater System Revenue
         Bonds, Series 2002A1, Wachovia MERLOTS
         (FSA Corp. Insured), /(1)/
         1.74%, 12/7/04                                   2,975     2,975
        Bell County Health Facilities Development
         Authority VRDB, Series 2000B-2, Scott &
         White Memorial Hospital (MBIA Insured),
         1.68%, 12/1/04                                   2,275     2,275

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
    MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
    Texas - 12.6% - (continued)
      City of Houston Water and Sewer Systems
       Revenue Bonds, Series 2003-14, BNP Paribas
       STARS Certificates (FSA Corp Insured), /(1)/
       1.71%, 12/7/04                                      $ 1,595  $ 1,595
      Comal Independent School District VRDB, ABN
       AMRO Muni-Tops Certificates 1999-9 (PSF of
       Texas Gtd.), /(1)/
       1.71%, 12/7/04                                        6,500    6,500
      Conroe Independent School District G.O., ABN
       AMRO Muni-Tops Certificates Series 2002-1
       (PSF of Texas Gtd.), /(1)/
       1.45%, 12/15/04                                       9,995    9,995
      Dallas G.O. Refunding VRDB, Morgan Stanley
       Floating Rate Certificates 1998, Series 93, /(1)/
       1.71%, 12/7/04                                        4,190    4,190
      Granbury Independent School District VRDN,
       Soc Gen Series 1999 SG-129 (PSF of
       Texas Gtd.), /(1)/
       1.71%, 12/1/04                                        4,815    4,815
      Harris County Health Facilities Development
       Corp. Revenue Bonds, Wachovia MERLOTS
       Series 2001A87 (U.S. Treasuries Escrowed), /(1)/
       1.74%, 12/7/04                                        2,650    2,650
      Harris County Health Facilities Development
       Corp. Revenue VRDB, Series 2002,
       Methodist Hospital,
       1.68%, 12/1/04                                       14,100   14,100
      Keller Independent School District VRDB, ABN
       AMRO Muni-Tops Series 2001-26 (PSF of
       Texas Gtd.), /(1)/
       1.71%, 12/7/04                                        4,000    4,000
      Northside Independent School District Building
       G.O. Bonds, Series 2003 (PSF of Texas Gtd.),
       1.67%, 6/15/05                                        1,000    1,000
      Princeton Independent School District VRDB,
       Soc Gen Series 2003 SGB-41 (PSF of
       Texas Gtd.), /(1)/
       1.72%, 12/7/04                                        4,750    4,750
      San Antonio City Electric & Gas VRDB,
       Wachovia MERLOTS Series 2001A68 (Colld.
       by U.S. Treasury Securities), /(1)/
       1.74%, 12/7/04                                        3,630    3,630

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 35 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       TAX-EXEMPT PORTFOLIO (continued)

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
      Texas - 12.6% - (continued)
        San Antonio Educational Facilities Revenue
         Bonds, Series 2002, Trinity University Project,
         1.68%, 12/1/04                                    $1,800   $1,800
        State of Texas TRANS, Series 2004,
         3.00%, 8/31/05                                     5,000    5,051
        Texas A&M University Revenue Bonds,
         Series 2003A RR-II-R-4005 ROC, /(1)/
         1.72%, 12/7/04                                     4,790    4,790
        Texas City Industrial Development Corp. VRDB,
         Wachovia MERLOTS Series 2000A34, Arco
         Pipeline Project (BP PLC Gtd.), /(1)/
         1.74%, 12/7/04                                     3,920    3,920
      --------------------------------------------------------------------
                                                                    78,036
      --------------------------------------------------------------------
      Utah - 1.3%
        Murray City Hospital Revenue Bonds,
         Series 2003C, IHC Health Services, Inc.,
         1.68%, 12/1/04                                     1,300    1,300
        Salt Lake County PCR Bonds, Service Station
         Holdings (BP PLC Gtd.),
         1.67%, 12/1/04                                     1,900    1,900
        Utah Water Finance Agency Revenue VRDB,
         Series 2002A2 (AMBAC Insured),
         1.75%, 12/7/04                                     4,930    4,930
      --------------------------------------------------------------------
                                                                     8,130
      --------------------------------------------------------------------
      Virginia - 2.2%
        Chesapeake Bay Bridge & Tunnel
         Communication Revenue Bonds, Wachovia
         MERLOTS Series 2003A39 (MBIA Insured), /(1)/
         1.74%, 12/7/04                                     2,295    2,295
        Chesterfield County IDA VRDB, Series 2002A,
         Virginia State University Real Estate Project
         (Bank of America N.A. LOC),
         1.69%, 12/7/04                                     2,060    2,060
        Henrico County Economic Development
         Authority VRDB, Series 2003B, Westminster
         Canterbury (KBC Bank LOC),
         1.68%, 12/7/04                                     5,000    5,000
        Virginia College Building Authority VRDB,
         Series 2004, University of Richmond Project,
         1.68%, 12/7/04                                     4,000    4,000
      --------------------------------------------------------------------
                                                                    13,355
      --------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
       Washington - 7.3%
         Seattle Light and Power Revenue Bonds,
          Citigroup ROC II-R (FSA Corp. Insured), /(1)/
          Series 48,
          1.72%, 12/7/04                                  $5,995   $5,995
          Series 50,
          1.72%, 12/7/04                                   6,495    6,495
         Tacoma Water System Revenue Bonds, ABN
          AMRO Muni-Tops Certificates, Series 2002-36
          (MBIA Insured), /(1)/
          1.71%, 12/7/04                                   8,680    8,680
         Washington State G.O., Series 2004D,
          ABN AMRO Muni-Tops, Series 2004-13
          (AMBAC Insured), /(1)/
          1.71%, 12/7/04                                   6,355    6,355
         Washington State G.O. Refunding VRDB,
          Citicorp Eagle Trust Series 1993C, /(1)/
          1.72%, 12/7/04                                   6,448    6,448
         Washington State Housing Finance Commission
          Nonprofit Housing VRDB, Series 2002,
          Annie Wright School Project (Bank of
          America LOC),
          1.67%, 12/1/04                                      60       60
         Washington State Housing Finance Commission
          Nonprofit Housing VRDB, Series 2003,
          Gonzaga Preparatory School Project (Bank of
          America LOC),
          1.74%, 12/7/04                                   2,400    2,400
         Washington State Housing Finance Commission
          VRDB, Series 1994, YMCA Snohomish
          (U.S. Bank N.A. LOC),
          1.77%, 12/1/04                                   1,585    1,585
         Washington State Housing Finance Commission
          VRDB, Series 1997, Panorama City Project
          (Key Bank LOC),
          1.69%, 12/1/04                                   7,155    7,155
       ------------------------------------------------------------------
                                                                   45,173
       ------------------------------------------------------------------
       Wisconsin - 3.4%
         University of Wisconsin Hospitals and Clinics
          Authority Revenue Bonds, Series 2000RR,
          Wachovia MERLOTS (FSA Corp. Insured), /(1)/
          1.74%, 12/7/04                                   3,000    3,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 36 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
        Wisconsin - 3.4% - (continued)
          Wisconsin Health & Educational Facilities
           Authority Revenue Bonds, Series 2002,
           Meriter Hospital, Inc. Project (Marshall &
           Ilsley Bank LOC),
           1.72%, 12/1/04                               $3,250    $3,250
          Wisconsin Health & Educational Facilities
           Authority Revenue Bonds, St. Joseph
           Community Hospital (Marshall & Ilsley Bank
           LOC),
           1.70%, 12/7/04                                  615       615
          Wisconsin Health & Educational Facilities
           Authority Revenue VRDB, Series 2002A,
           Capital Access Pool Vernon Memorial
           Hospital (U.S. Bank LOC),
           1.72%, 12/1/04                                1,900     1,900
          Wisconsin Health & Educational Facilities
           Authority Revenue VRDB, Series 2003,
           Oakwood Village Project (Marshall & Ilsley
           Bank LOC),
           1.70%, 12/7/04                               12,390    12,390
        ----------------------------------------------------------------
                                                                  21,155
        ----------------------------------------------------------------
        Total Municipal Investments (Cost $614,980)              614,980

                                                       NUMBER OF
                                                        SHARES    VALUE
                                                        (000S)    (000S)
       INVESTMENT COMPANIES - 0.4%
         AIM Tax-Exempt Cash Fund                        2,030     $2,030
         Dreyfus Tax-Exempt Cash Management Fund           417        417
       ------------------------------------------------------------------
       Total Investment Companies (Cost $2,447)                     2,447
       ------------------------------------------------------------------
       Total Investments - 99.5% (Cost $617,427) /(2)/            617,427
          Other Assets less Liabilities - 0.5%                      3,289
       ------------------------------------------------------------------
       NET ASSETS - 100.0%                                       $620,716

                       At November 30, 2004, the industry sectors for the Tax-Exempt Portfolio were:
                       INDUSTRY SECTOR                     % OF INVESTMENTS

             Air, Water and Solid Waste Management Services   6.0%
             Educational Services                            17.0
             Executive, Legislative and General Government   22.1
             Gas, Electric Services and Combined Utilities    6.4
             General Medical and Surgical                    12.9
             Housing Programs and Social Services             8.1
             Residential Care                                 8.4
             Urban and Community Development                  5.4
             All other sectors less than 5%                  13.7
             -----------------------------------------------------
             Total                                          100.0%

(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, the value of these securities amounted to approximately $221,623,000 or 35.7% of net assets.
(2)The cost for federal income tax purposes was $617,427.

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 37 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 101.4%
      Alaska - 0.3%
        City of Valdez Marine Terminal VRDB, BP
         Pipelines, Inc. Project (BP PLC Gtd.),
         Series 2003B,
         1.68%, 12/1/04                                  $1,900   $ 1,900
         Series 2003C,
         1.68%, 12/1/04                                   1,400     1,400
      -------------------------------------------------------------------
                                                                    3,300
      -------------------------------------------------------------------
      Alabama - 1.0%
        Alabama HFA Multifamily Revenue Bonds,
         Series 1996A, Rime Village Hoover Project
         (Colld. by FNMA Securities),
         1.69%, 12/7/04                                   4,200     4,200
        Birmingham Medical Clinic Board Revenue
         Bonds, University of Alabama Health
         Services Project (SunTrust Bank LOC),
         1.68%, 12/7/04                                   9,000     9,000
      -------------------------------------------------------------------
                                                                   13,200
      -------------------------------------------------------------------
      Arizona - 2.1%
        Arizona Health Facilities Authority Hospital
         Revenue Bonds, Series 2002, Yavapai
         Regional Medical Center (FSA Corp. Insured),
         2.25%, 12/7/04                                   7,215     7,215
        Arizona Health Facilities Authority Revenue
         Bonds, The Terraces Project (Lloyds TSB
         Bank LOC),
         Series 2003B-1,
         1.67%, 12/7/04                                   7,300     7,300
         Series 2003B-2,
         1.67%, 12/7/04                                   5,010     5,010
        Phoenix IDA Multifamily Housing Revenue
         Bonds, Series 1999, Southwest Village
         Apartments Project
         (Colld. by FNMA Securities),
         1.67%, 12/7/04                                   2,100     2,100
        Pima County IDA Revenue Bonds, Series 2002A,
         La Posada Senior Living Facilities Project
         (LaSalle Bank LOC),
         1.67%, 12/7/04                                   2,800     2,800
        Sun Devil Energy Center LLC VRDB, Series 2004,
         Arizona State University Project
         (FGIC Insured),
         1.70%, 12/7/04                                   3,500     3,500
      -------------------------------------------------------------------
                                                                   27,925
      -------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT    VALUE
                                                         (000S)    (000S)
     MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
     California - 8.3%
       ABAG Finance Authority Revenue Bonds
        Nonprofit Corps., Series 2004, Elder Care
        Alliance (Lloyds TSB Bank LOC),
        1.65%, 12/7/04                                   $ 6,300  $  6,300
       California Department of Water Resources
        VRDB, Series 2002C-7, Power Supply
        Revenue Bonds (FSA Corp. Insured),
        1.65%, 12/7/04                                    24,700    24,700
       California State Economic Recovery Revenue
        Bonds, Series 2004 (Citibank LOC),
        1.63%, 12/1/04                                    35,650    35,650
       California State G.O., Kindergarten-University
        Public Education Facilities,
        Series 2004A-8 (Citibank LOC),
        1.65%, 12/7/04                                     7,000     7,000
        Series 2004A-9 (Citibank LOC),
        1.64%, 12/7/04                                     5,000     5,000
        Series 2004B-5 (State Street Bank & Trust LOC),
        1.64%, 12/7/04                                     4,800     4,800
       California State G.O., Series 2003B-4, Floating
        Rate (Bank of New York LOC),
        1.65%, 12/7/04                                    18,300    18,300
       Los Angeles Department of Water and
        Power Revenue Bonds, Series 2001B-1,
        1.66%, 12/1/04                                     3,650     3,650
       San Francisco City & Community
        Redevelopment Revenue Bonds, Community
        Facilities District No. 20024
        (Bank of America LOC),
        1.64%, 12/7/04                                     3,600     3,600
     ---------------------------------------------------------------------
                                                                   109,000
     ---------------------------------------------------------------------
     Colorado - 5.3%
       Colorado Education & Cultural Facilities
        Authority Revenue Bonds, Series 2003A-1,
        National Jewish Federation Bond Program
        (Bank of America LOC),
        1.67%, 12/1/04                                    24,045    24,045
       Colorado Education & Cultural Facilities
        Authority Revenue Bonds, Series 2003A-2,
        National Jewish Federation
        (Bank of America LOC),
        1.69%, 12/1/04                                     2,300     2,300

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 38 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
      Colorado - 5.3% - (continued)
        Colorado Education & Cultural Facilities
         Authority Revenue Bonds, Series 2004,
         National Jewish Federation Bond Program
         (Bank of America LOC),
         1.68%, 12/1/04                                  $ 4,635  $ 4,635
        Colorado Education & Cultural Facilities
         Authority Revenue Bonds, Series 2004A-4,
         National Jewish Federation Project
         (Bank of America LOC),
         1.68%, 12/1/04                                   10,875   10,875
        Colorado HFA Revenue Bonds, Series 2004B-4,
         Single Family Class 1,
         1.99%, 11/1/05                                   10,000   10,000
        Denver Refunding COPS Civic Center,
         Series 2003C, Wellington E. Webb
         Municipal Office Building (AMBAC Insured),
         1.68%, 12/7/04                                    1,500    1,500
        Greenwood Village G.O. VRDB, Series 2003, City
         of Fiddlers Business Improvement District
         (U.S. Bank LOC),
         1.75%, 12/7/04                                    3,000    3,000
        Larkridge G.O. VRDB, Series 2000, Metropolitan
         District #1 (U.S. Bank LOC),
         1.73%, 12/7/04                                   10,000   10,000
        Park Creek Metropolitan District G.O.,
         Series 2004 Merrill Lynch P-Floats PT-2321,
         (Merrill Lynch & Co., Inc. Gtd.), /(1)/
         1.77%, 12/7/04                                    3,775    3,775
      -------------------------------------------------------------------
                                                                   70,130
      -------------------------------------------------------------------
      Delaware - 0.5%
        Kent County Student Housing Revenue Bonds,
         Series 2004B, Delaware State University
         Project (Wachovia Bank LOC),
         1.68%, 12/7/04                                    7,000    7,000
      -------------------------------------------------------------------
      District of Columbia - 0.6%
        District of Columbia Revenue Bonds,
         Series 2003, American Psychological
         Association Project (Bank of America LOC),
         1.74%, 12/7/04                                    2,735    2,735

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
      District of Columbia - 0.6% - (continued)
        District of Columbia Revenue Bonds,
         Series 2003, Henry J. Kaiser Foundation
         Project (Kaiser Family Foundation Gtd.),
         1.70%, 12/7/04                                   $ 4,700  $ 4,700
      --------------------------------------------------------------------
                                                                     7,435
      --------------------------------------------------------------------
      Florida - 6.5%
        Alachua County Health Facilities Authority &
         Continuing Care Revenue Bonds, Series
         2002A, Oak Hammock University Project
         (BNP Paribas LOC),
         1.67%, 12/1/04                                     3,200    3,200
        Alachua County Health Facilities Authority
         Revenue Bonds, Series 2002, Shands Health
         Care (SunTrust Bank LOC),
         1.69%, 12/1/04                                    16,745   16,745
        Brevard County Health Care Facilities Revenue
         Bonds, Series 2003, Health First, Inc. Project
         (SunTrust Bank LOC),
         1.69%, 12/1/04                                    14,750   14,750
        Broward County HFA Multifamily Revenue
         Bonds, Series 2004, Pembroke Village
         Apartments (Wachovia Bank LOC),
         1.72%, 12/7/04                                     7,000    7,000
        City of Lakeland, Series 2001A, Energy System
         Variable Rate Revenue Bonds,
         1.66%, 12/7/04                                     5,700    5,700
        Florida State Board of Education G.O., Citibank
         Eagle 20030025, /(1)/
         1.72%, 12/7/04                                     4,900    4,900
        Florida State Board of Education Revenue
         Bonds, Series 2004,
         Citigroup ROCS - RR-II-6037, /(1)/
         1.70%, 12/7/04                                     6,330    6,330
        Highlands County Health Facility Authority
         VRDB, Series 2000A, Adventist Health
         Systems Project - Sunbelt (MBIA Insured),
         1.67%, 12/7/04                                     1,900    1,900
        Lee County Health Care Facilities IDA VRDB,
         Series 2004, Improvement Hope Hospice
         Project (SunTrust Bank LOC),
         1.69%, 12/1/04                                     7,800    7,800

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 39 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
     Florida - 6.5% - (continued)
       Lee County Hospital Board Revenue Bonds,
        Series 1995A,
        Memorial Health System Board of Directors,
        1.69%, 12/1/04                                     $   500  $   500
       Nassau County Solid Waste Revenue Refunding
        Bonds, Series 1999 (Wachovia Bank LOC),
        1.68%, 12/7/04                                         900      900
       Palm Beach County Health Facilities Revenue
        Bonds, Series 2001, Bethesda Healthcare
        System Project (SunTrust Bank LOC),
        1.69%, 12/1/04                                       3,400    3,400
       Palm Beach County Revenue Bonds,
        Series 2003, Morse Obligation Group Project
        (Key Bank LOC),
        1.70%, 12/7/04                                       4,000    4,000
       Pinellas County Health Facilities Authority
        Revenue Bonds, Series 2004, Bayfront
        Projects (SunTrust Bank LOC),
        1.69%, 12/1/04                                       3,200    3,200
       Putnam County Development Authority PCR
        Bonds, Series 1984H-3, National Rural
        Utilities Seminole Electric Project (National
        Rural Utilities Cooperative Finance Gtd.),
        1.53%, 3/15/05                                       5,000    5,000
     ----------------------------------------------------------------------
                                                                     85,325
     ----------------------------------------------------------------------
     Georgia - 4.3%
       Cobb County Housing Authority Revenue Bonds,
        Series 1993, Terrell Mill II Association Project
        (General Electric Capital Corp. LOC), /(1)/
        1.74%, 12/7/04                                      10,600   10,600
       Columbia County Residential Care Facility
        Revenue Bonds, Series 1999, Augusta
        Resource Center on Aging
        (Wachovia Bank LOC),
        1.68%, 12/7/04                                       3,425    3,425
       DeKalb County Development Authority,
        Series 1999, Marist School, Inc. Project
        (SunTrust Bank LOC),
        1.68%, 12/7/04                                       1,280    1,280

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
        Georgia - 4.3% - (continued)
          DeKalb County Development Authority Revenue
           Anticipation Certificates, Series 2000A,
           DeKalb Medical Center, Inc. (SunTrust Bank
           LOC),
           1.68%, 12/7/04                               $ 3,110  $ 3,110
          Fulton County Development Authority,
           Series 2003, Westminster Schools, Inc.
           Project (SunTrust Bank LOC),
           1.68%, 12/7/04                                 3,000    3,000
          Fulton County Development Authority Revenue
           VRDB, Series 2001, Lovett School Project
           (SunTrust Bank LOC),
           1.68%, 12/7/04                                 4,550    4,550
          Gwinett County Hospital Authority RANS,
           Series 2001, Hospital System Project
           (SunTrust Bank, LOC),
           1.68%, 12/7/04                                 2,800    2,800
          Macon-Bibb County Urban Development
           Authority, Series 2000, Law Enforcement
           Center Project (Wachovia Bank LOC),
           1.68%, 12/7/04                                13,895   13,895
          Richmond County Hospital Authority Revenue
           Anticipation Certificates, Series 2003,
           University Health Services, Inc.
           (SunTrust Bank LOC),
           1.68%, 12/7/04                                 5,500    5,500
          Rockdale County Hospital Authority Revenue
           Anticipation Certificates, Series 2002,
           Rockdale Hospital (SunTrust Bank LOC),
           1.67%, 12/7/04                                 3,290    3,290
          Roswell Housing Authority Multifamily, Wood
           Crossing (Wachovia Bank LOC),
           1.66%, 12/7/04                                 4,710    4,710
        ----------------------------------------------------------------
                                                                  56,160
        ----------------------------------------------------------------
        Illinois - 10.3%
          Chicago Board of Education G.O. Unlimited
           School Reform Board, Series A PA 616
           (FGIC Insured), /(1)/
           1.72%, 12/7/04                                   500      500
          Chicago G.O. Refunding VRDB, Series 1998,
           Citicorp Eagle Trust 981302
           (FSA Corp. Insured), /(1)/
           1.72%, 12/7/04                                   500      500

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 40 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
      Illinois - 10.3% - (continued)
        Chicago Metro Pier & Expo Authority,
         Series 1996, Citicorp Eagle 2004-49-Class A
         (Colld. by U.S. Treasury Securities), /(1)/
         1.72%, 12/7/04                                  $ 3,400  $ 3,400
        Chicago Multifamily Housing Revenue Bonds,
         Series 2004B, Renaissance Saint Luke Project
         (Harris Trust and Savings Bank LOC),
         1.77%, 12/7/04                                    2,550    2,550
        Chicago Park District TAWS, Series 2004,
         3.00%, 5/2/05                                     2,000    2,012
        Chicago School Reform Board G.O. VRDB,
         Series 1996, Bank of America Variable Rate
         Certificates (MBIA Insured), /(1)/
         1.77%, 12/7/04                                    4,900    4,900
        Chicago Tender Notes, Series 2004
         (State Street Bank & Trust LOC),
         1.05%, 1/13/05                                    1,290    1,287
        City of Aurora VRDB, Series 2003, Community
         Counseling Center of Fox Valley Project
         (Harris Trust and Savings Bank LOC),
         1.73%, 12/7/04                                    3,210    3,210
        City of Evanston G.O., Series 2002A,
         Sherman Plaza Project,
         1.68%, 12/7/04                                    6,200    6,200
        Cook County Capital Improvement, Series 2004E,
         1.70%, 12/7/04                                    6,800    6,800
        Cook County Community Counseling School
         District #201, Series 2004, Wheeling
         Educational Purpose TAWS,
         3.00%, 3/1/05                                     3,250    3,261
        Illinois Development Finance Authority Revenue
         Bonds, Series 2001, YMCA of Metro Chicago
         (Harris Trust and Savings Bank LOC),
         1.67%, 12/1/04                                   18,610   18,610
        Illinois Development Finance Authority Revenue
         Bonds, Series 2003, Rosecrane, Inc. Project
         (Bank One LOC),
         1.68%, 12/7/04                                    4,050    4,050
        Illinois Development Finance Authority Revenue
         Bonds, Series 2003, St. Augustine College
         Project (Bank One LOC),
         1.68%, 12/1/04                                    1,100    1,100

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
     Illinois - 10.3% - (continued)
       Illinois Development Finance Authority Revenue
        VRDB, Series 1994, Aurora Central Catholic
        High School Project (Allied Irish Bank LOC),
        1.95%, 12/7/04                                     $1,000   $1,000
       Illinois Development Finance Authority Revenue
        VRDB, Series 1994, WBEZ Alliance Project
        (LaSalle Bank LOC),
        1.68%, 12/7/04                                        200      200
       Illinois Development Finance Authority Revenue
        VRDB, Series 2000, Oak Crest Residence
        Corp. Project (Bank One LOC),
        1.78%, 12/7/04                                      1,200    1,200
       Illinois Development Finance Authority Revenue
        VRDB, Series 2001, Oak Park Residence
        Project (LaSalle Bank LOC),
        1.68%, 12/7/04                                      1,650    1,650
       Illinois Development Finance Authority Revenue
        VRDB, Series 2001, WTTW Communications,
        Inc. Project (LaSalle Bank LOC),
        1.68%, 12/7/04                                      1,200    1,200
       Illinois Development Finance Authority Revenue
        VRDB, Series 2001C, Evanston Northwestern
        Project (Evanston Northwestern
        Healthcare Gtd.),
        1.68%, 12/7/04                                      7,485    7,485
       Illinois Development Finance Authority VRDB,
        Series 2002, Jewish Federation of
        Metropolitan Chicago Project
        (AMBAC Insured),
        1.68%, 12/1/04                                      6,105    6,105
       Illinois Educational Facilities Authority Revenue
        Bonds, Series 2000, Lake County Family YMCA
        Project (Harris Trust and Savings Bank LOC),
        1.68%, 12/7/04                                        100      100
       Illinois Educational Facilities Authority Revenue
        Bonds, Series 2003, Elmhurst College Project
        (Bank One LOC),
        1.68%, 12/7/04                                      3,000    3,000
       Illinois Educational Facilities Authority Revenue
        Bonds, Series 2003B, Augustana College
        Project (LaSalle Bank LOC),
        1.73%, 12/7/04                                      3,590    3,590

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 41 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
     Illinois - 10.3% - (continued)
       Illinois Educational Facilities Authority Revenue
        Bonds, University of Chicago Hospitals
        Project, Series 1998 (MBIA Insured),
        1.68%, 12/1/04                                     $ 4,700  $ 4,700
       Illinois Educational Facilities Authority Revenue
        Bonds, University of Chicago Project,
        1.65%, 7/28/05                                       5,000    5,000
       Illinois Finance Authority Revenue Bonds,
        Illinois Institute of Technology (Harris Trust
        and Savings Bank LOC),
        1.75%, 12/7/04                                       2,500    2,500
       Illinois Finance Authority Revenue Bonds,
        Series 2004B, University of Chicago Project,
        1.64%, 12/7/04                                       1,700    1,700
       Illinois First VRDB, Series 2002, Wachovia
        MERLOTS Series 2002B-2004 (MBIA Insured), /(1)/
        1.74%, 12/7/04                                      13,350   13,350
       Illinois Health Facilities Authority Revenue
        Bonds, Series 1996B, Franciscan Eldercare
        Village Project (LaSalle Bank LOC),
        1.67%, 12/7/04                                       1,550    1,550
       Illinois Health Facilities Authority Revenue
        Bonds, Series 1997, Friendship Village of
        Schaumburg Project (LaSalle Bank LOC),
        1.67%, 12/7/04                                       3,900    3,900
       McLean County G.O. Demand Notes,
        Series 2003, Town of Normal,
        1.68%, 12/7/04                                       4,750    4,750
       Regional Transportation Authority, Bank of
        America Variable Certificates, Macon 2004A
        (MBIA Insured), /(1)/
        1.71%, 12/7/04                                       3,330    3,330
       Regional Transportation Authority, Wachovia
        MERLOTS Series 2001A73 (MBIA Insured), /(1)/
        1.74%, 12/7/04                                       4,950    4,950
       Rockford Revenue Bonds, Series 2002, Wesley
        Willows Obligation Group
        (Marshall & IIsley Bank LOC),
        1.72%, 12/1/04                                       3,500    3,500

                                                        PRINCIPAL
                                                         AMOUNT    VALUE
                                                         (000S)    (000S)
     MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
     Illinois - 10.3% - (continued)
       Will County High School District #204, Joliet
        Township G.O., Series 2004,
        6.50%, 1/1/05                                    $2,380   $  2,391
     ---------------------------------------------------------------------
                                                                   135,531
     ---------------------------------------------------------------------
     Indiana - 3.2%
       Indiana Health Facilities Authority Revenue
        VRDB, Series 2001, Franciscan Eldercare
        Project (LaSalle Bank LOC),
        1.67%, 12/7/04                                      400        400
       Indiana Health Facilities Financing Authority
        Revenue Bonds, Series 2001-A4, Ascension
        Health Credit Group Project (Ascension
        Health Gtd.),
        1.05%, 3/1/05                                     5,000      5,000
       Indiana Health Facilities Financing Authority,
        Series 2004, Margaret Mary Community
        Hospital Project (Fifth Third Bank LOC),
        1.72%, 12/1/04                                    8,500      8,500
       Indiana State Development Finance Authority,
        Series 2003, YMCA of Southwest Indiana
        Project (Wells Fargo Bank LOC),
        1.69%, 12/7/04                                    5,000      5,000
       Indiana State Development Finance Authority
        VRDB, Indiana Historical Society, Inc.
        Project (Bank One LOC),
        1.68%, 12/7/04                                    3,000      3,000
       Indiana State Educational Facilities Authority,
        Series 2003, Franklin College (Bank One LOC),
        1.72%, 12/1/04                                    9,700      9,700
       Indianapolis Local Public Improvement Bond
        Bank Multipurpose Revenue Bonds, Series D,
        5.50%, 1/10/05                                    1,095      1,100
       Indianapolis Local Public Improvement Bond
        Bank Revenue Notes, Series 2004E,
        2.00%, 1/6/05                                     3,500      3,502
       Vincennes Economic Development Revenue
        VRDB, Knox County Association (Wells
        Fargo Bank LOC),
        1.69%, 12/7/04                                    2,900      2,900
       Vincennes University Revenue VRDB,
        Series 2004G, Student Fee (Bank One LOC),
        1.68%, 12/7/04                                    2,825      2,825
     ---------------------------------------------------------------------
                                                                    41,927
     ---------------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 42 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
      Iowa - 3.1%
        Grinnell Hospital Revenue Bonds, Series 2001,
         Grinnell Regional Medical Center Project
         (U.S. Bank LOC),
         1.72%, 12/1/04                                   $3,400   $ 3,400
        Iowa Finance Authority Economic Development
         Revenue Bonds, Series 2002, Iowa West
         Foundation Project (U.S. Bank LOC),
         1.71%, 12/7/04                                    5,600     5,600
        Iowa Finance Authority Health Care Facilities
         Revenue VRDB, Series 2003A, St. Luke's
         Health Foundation of Sioux City Project
         (General Electric Capital Corp. LOC),
         1.68%, 12/7/04                                    6,300     6,300
        Iowa Finance Authority Private College Revenue
         Bonds, Series 2001, Drake University Project
         (U.S. Bank LOC),
         1.72%, 12/1/04                                    7,400     7,400
        Iowa Finance Authority Private College Revenue
         Bonds, Series 2001, Morningside College
         Project (U.S. Bank LOC),
         1.72%, 12/1/04                                    3,010     3,010
        Iowa Finance Authority Retirement Community
         Revenue Bonds, Series 2003B, Wesley
         Retirement Services Project
         (Wells Fargo Bank LOC),
         1.67%, 12/7/04                                    6,010     6,010
        Iowa Finance Authority Revenue Bonds, Series
         2003, Museum of Art Foundation Project
         (U.S. Bank LOC),
         1.72%, 12/1/04                                    3,450     3,450
        Iowa Higher Education Loan Authority Revenue
         VRDB, Series 2002, Luther College Project
         (U.S. Bank LOC),
         1.67%, 12/7/04                                    5,500     5,500
      --------------------------------------------------------------------
                                                                    40,670
      --------------------------------------------------------------------
      Kansas - 0.9%
        Johnson County Unified School District No. 512
         VRDB, Wachovia MERLOTS, Series 2001-A92, /(1)/
         1.74%, 12/7/04                                    9,495     9,495
        Kansas Development Finance Authority
         Revenue Bonds, Adventist Health
         System - Sunbelt, Series 2004C,
         1.73%, 12/7/04                                    1,500     1,500
      --------------------------------------------------------------------
                                                                    10,995
      --------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
      Kentucky - 0.6%
        Kenton County Airport Board Revenue Bonds,
         Series 2000B, Delta Air, Inc. Project (General
         Electric Capital Corp. LOC),
         1.68%, 12/7/04                                   $ 7,700  $ 7,700
        Mason County PCR Bonds, Series 1984B-1, East
         Kentucky Power Project (National Rural
         Utilities Cooperative Finance Gtd.),
         1.90%, 12/7/04                                       605      605
      --------------------------------------------------------------------
                                                                     8,305
      --------------------------------------------------------------------
      Louisiana - 0.7%
        Louisiana State Offshore Terminal Storage
         Revenue Bonds, Series 2003A,
         Loop LLC Project,
         1.69%, 12/1/04                                     6,500    6,500
        New Orleans G.O., Series 1998, Wachovia
         MERLOTS Series 2002-A20 (FGIC Insured), /(1)/
         1.74%, 12/7/04                                     2,105    2,105
      --------------------------------------------------------------------
                                                                     8,605
      --------------------------------------------------------------------
      Maryland - 0.4%
        Gaithersburg Economic Development Revenue
         VRDB, Series 1997, Asbury Methodist Project
         (MBIA Insured),
         1.67%, 12/7/04                                     5,500    5,500
        Howard County Revenue VRDB, Series 2002A,
         Vantage House Facilities Project
         (LaSalle Bank LOC),
         1.67%, 12/7/04                                       400      400
      --------------------------------------------------------------------
                                                                     5,900
      --------------------------------------------------------------------
      Massachusetts - 0.8%
        Brockton Housing Development Corp.
         Multifamily Housing Revenue Bonds, Series
         1992A, Lehman Floating Rate Trust Receipts,
         Series 2002-L48 (FNMA Gtd.), /(1)/
         1.75%, 12/7/04                                     4,390    4,390
        Massachusetts Transportation Improvement
         Association, Lease Revenue Bonds Demand
         Obligations, Series 2002B (AMBAC Insured),
         1.64%, 12/7/04                                     5,670    5,670
      --------------------------------------------------------------------
                                                                    10,060
      --------------------------------------------------------------------
      Michigan - 3.3%
        Detroit Sewage Disposal System Revenue
         Bonds, Wachovia MERLOTS
         Series 2001-A103 (FGIC Insured), /(1)/
         1.74%, 12/7/04                                    11,075   11,075

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 43 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                           PRINCIPAL
                                                            AMOUNT   VALUE
                                                            (000S)   (000S)
    MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
    Michigan - 3.3% - (continued)
      Detroit Social Building & Site Improvement G.O.,
       Series 2002A, ABN AMRO Muni-Tops
       Certificates, Series 2003-10 (FGIC Insured), /(1)/
       1.72%, 12/7/04                                       $4,000   $ 4,000
      Grand Rapids Economic Development Corp.
       Revenue Bonds, Series 1991A, Amway Hotel
       Project (Standard Federal Bank LOC),
       1.76%, 12/7/04                                        3,575     3,575
      Kentwood Economic Development Corp. VRDB,
       Series 2002, Holland Home Obligated Group
       Project (LaSalle Bank LOC),
       1.67%, 12/7/04                                        2,000     2,000
      Michigan Municipal Bond Authority Revenue
       Notes,
       Series 2004B-1,
       3.00%, 8/19/05                                        2,000     2,020
       Series 2004B-2 (JP Morgan Chase Bank LOC),
       3.00%, 8/23/05                                        5,000     5,051
      Michigan State Hospital Finance Authority
       Revenue Bonds, Series 2004B, Holland
       Community Hospital (Bank One LOC),
       1.69%, 12/7/04                                        5,000     5,000
      Michigan State Hospital Finance Authority
       VRDB, Series 2003A, Crittenton Hospital
       (Comerica Bank LOC),
       1.70%, 12/1/04                                        2,150     2,150
      Michigan State University Revenue Bonds,
       Series 2002A,
       1.68%, 12/1/04                                        3,400     3,400
      State of Michigan G.O. Unlimited Notes,
       Series 2005A,
       3.50%, 9/30/05                                        5,000     5,062
    ------------------------------------------------------------------------
                                                                      43,333
    ------------------------------------------------------------------------
    Minnesota - 3.1%
      Mankato Multifamily Revenue Bonds,
       Series 1997, Highland Hills Project
       (LaSalle Bank LOC),
       1.72%, 12/1/04                                        1,000     1,000
      Minneapolis Housing Revenue Bonds,
       Series 1988, Symphony Place Project
       (Colld. by FHLMC Securities),
       1.68%, 12/7/04                                        8,910     8,910

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
      Minnesota - 3.1% - (continued)
        Minneapolis Student Housing Revenue Bonds,
         Series 2003, Riverton Community Housing
         Project (LaSalle Bank LOC),
         1.75%, 12/7/04                                   $ 7,200  $ 7,200
        Minnesota State G.O., Series 2003, Citigroup
         ROCS-RR-II-R Series 4309, /(1)/
         1.72%, 12/7/04                                     3,670    3,670
        Minnesota State Higher Education Facilities
         Authority Revenue Bonds, Series 2000,
         St. Olaf College (Harris Trust and
         Savings Bank LOC),
         1.67%, 12/1/04                                     2,900    2,900
        Minnesota State Higher Education Facilities
         Authority Revenue Bonds, Series 20045Z,
         University St. Thomas (LaSalle Bank LOC),
         1.71%, 12/7/04                                    10,000   10,000
        St. Louis Park Multifamily Revenue Bonds,
         Series 2004, Parkshore Senior Project
         (FHLMC Gtd.),
         1.68%, 12/7/04                                     5,293    5,293
        St. Paul Port Authority District Revenue Bonds,
         Series 2001-1-M (Dexia Credit Local LOC),
         1.72%, 12/1/04                                     1,300    1,300
      --------------------------------------------------------------------
                                                                    40,273
      --------------------------------------------------------------------
      Mississippi - 1.6%
        Jackson Redevelopment Authority Urban
         Renewal Revenue Bonds, Jackson Medical
         Mall Foundation Project A (Bank One LOC),
         1.68%, 12/7/04                                       170      170
        Medical Center Educational Building Corp.
         Revenue Bonds, Adult Hospital Project
         (AMBAC Insured),
         1.67%, 12/1/04                                    14,850   14,850
        Medical Center Educational Building Corp.
         Revenue Bonds, Series 2004, Pediatric and
         Research Facilities (AMBAC Insured),
         1.67%, 12/7/04                                     5,300    5,300
      --------------------------------------------------------------------
                                                                    20,320
      --------------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 44 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
     MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
     Missouri - 5.2%
       Curators of the University of Missouri Revenue
        Bonds,
        Series 2000B,
        1.67%, 12/1/04                                    $ 9,150  $ 9,150
        Series 2001A,
        1.67%, 12/1/04                                     11,160   11,160
        Series 2002A
        1.67%, 12/1/04                                      9,720    9,720
       Kansas City Municipal Assistance Corporate
        Revenue Bonds, Series 2000, Leasehold
        Import, H. Roe Convention Center
        (AMBAC Insured),
        1.64%, 12/7/04                                        300      300
       Missouri Development Finance Board Cultural
        Facilities Revenue Bonds, Series 2001B,
        Nelson Gallery (MBIA Insured),
        1.67%, 12/1/04                                     11,950   11,950
       Missouri Development Finance Board Lease
        Revenue Bonds, Series 2003, Missouri
        Association Municipal Utilities
        (U.S. Bank LOC),
        1.72%, 12/1/04                                      3,100    3,100
       Missouri Health and Educational Facilities
        Authority VDRB, Series 1999, Pooled Hospital
        Freeman Health System Project
        (KBC Bank LOC),
        2.38%, 12/7/04                                      3,960    3,960
       Missouri State Health and Educational Facilities
        Authority VRDB, Series 1999, Drury College
        Project (U.S. Bank LOC),
        1.72%, 12/1/04                                      2,100    2,100
       Missouri State Health and Educational Facilities
        Authority VRDB, Series 2000, Medical
        Research Facilities - Stowers Institute
        (MBIA Insured),
        1.68%, 12/7/04                                      3,300    3,300
       Missouri State Health and Educational Facilities
        Authority VRDB, Series 2000B,
        The Washington University,
        1.67%, 12/1/04                                      4,900    4,900
       Missouri State Health and Educational Facilities
        Authority VRDB, Series 2001A, Bethesda
        Health Group Project (U.S. Bank LOC),
        1.72%, 12/1/04                                        200      200

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
     MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
     Missouri - 5.2% - (continued)
       Missouri State Health and Educational Facilities
        Authority VRDB, Series 2002, De Smet Jesuit
        High School (U.S. Bank LOC),
        1.72%, 12/1/04                                    $ 1,700  $ 1,700
       Missouri State Health and Educational Facilities
        Authority VRDB, Series 2002A, Christian
        Brothers Project (U.S. Bank LOC),
        1.72%, 12/1/04                                      1,700    1,700
       Missouri State Health and Educational Facilities
        Authority VRDB, Series 2003, Southwest
        Baptist University (Bank of America LOC),
        1.72%, 12/1/04                                      1,650    1,650
       Missouri State Health and Educational Facilities
        Authority VRDB, Series 2004A,
        St. Joseph - St. Pius (Allied Irish Bank LOC),
        1.73%, 12/7/04                                      2,680    2,680
       St. Louis County IDA Revenue Bonds,
        Series 2004, Friendship Village West County
        Project (LaSalle Bank LOC),
        1.70%, 12/7/04                                        700      700
     ---------------------------------------------------------------------
                                                                    68,270
     ---------------------------------------------------------------------
     Montana - 0.2%
       Montana State Health Facilities Authority
        Revenue Bonds, Health Care Pooled Loan
        Project (FGIC Insured),
        1.68%, 12/7/04                                      2,000    2,000
     ---------------------------------------------------------------------
     Nevada - 0.4%
       Nevada Municipal Bond Bank Revenue VRDB,
        Series 1997-SGB 31 (FGIC Insured), /(1)/
        1.72%, 12/7/04                                      5,165    5,165
     ---------------------------------------------------------------------
     New Jersey - 0.4%
       New Jersey State TANS, Series 2004A,
        3.00%, 6/24/05                                      5,800    5,848
     ---------------------------------------------------------------------
     New York - 2.3%
       City of New York G.O., Series 2004, Citigroup
        ROCS-RR-II-251A (Citigroup Global Markets
        Holdings LOC), /(1)/
        1.74%, 12/7/04                                     26,900   26,900

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 45 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
    MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
    New York - 2.3% - (continued)
      New York State G.O., Series 2000B,
       (Dexia Bank Belgium LOC),
       1.58%, 8/4/05                                       $ 3,000  $ 3,000
    -----------------------------------------------------------------------
                                                                     29,900
    -----------------------------------------------------------------------
    North Carolina - 0.8%
      Albemarle Hospital Authority, Healthcare
       Facilities Revenue Bonds, Series 2000,
       (Wachovia Bank LOC),
       1.68%, 12/7/04                                        5,070    5,070
      North Carolina Medical Care Commission Health
       Care Facilities Revenue VRDB, Wachovia
       MERLOTS Series 2001A39, Providend Place
       Project (Colld. by GNMA Securities), /(1)/
       1.74%, 12/7/04                                        5,990    5,990
    -----------------------------------------------------------------------
                                                                     11,060
    -----------------------------------------------------------------------
    North Dakota - 0.1%
      Ward County Health Care Facilities Revenue
       Bonds, Series 2002A, Trinity Obligation Group
       Project (U.S. Bank LOC),
       1.72%, 12/1/04                                        1,180    1,180
    -----------------------------------------------------------------------
    Ohio - 2.3%
      Akron Ohio Income TRB, Series 2004A,
       ABN AMRO Muni-Tops Certificates Series
       2003-37 (FGIC Insured), /(1)/
       1.09%, 12/1/04                                       10,000   10,000
      Franklin County Hospital Facilities Revenue
       Bonds, Series 1996-C, U.S. Health Corp. of
       Columbus (Citibank LOC),
       1.66%, 12/7/04                                        5,490    5,490
      Montgomery County VRDB, Series 2004B,
       Catholic Health Initiatives,
       1.66%, 12/7/04                                        8,000    8,000
      Ohio State G.O., Citigroup ROCS-RR-II-R4037, /(1)/
       1.71%, 12/7/04                                        6,985    6,985
    -----------------------------------------------------------------------
                                                                     30,475
    -----------------------------------------------------------------------
    Oklahoma - 2.3%
      Garfield County IDA Revenue Bonds, Series A,
       Oklahoma Gas and Electric Co. Project
       (Oklahoma Gas and Electric Co. Gtd.),
       1.79%, 12/7/04                                       10,000   10,000

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
      Oklahoma - 2.3% - (continued)
        Oklahoma Industries Authority Hospital VRDB,
         Series 2000A, Deaconess Health Care Corp.
         Project (KBC Bank N.V. LOC),
         1.82%, 12/7/04                                  $ 4,000  $ 4,000
        Oklahoma State Industries Authority VRDB,
         Series 1999B, Integris Baptist Project
         (MBIA Insured),
         1.68%, 12/1/04                                    8,430    8,430
        Tulsa County Industrial Authority Capital
         Improvements Revenue Bonds, Series 2003A,
         2.05%, 5/16/05                                    8,000    8,000
      -------------------------------------------------------------------
                                                                   30,430
      -------------------------------------------------------------------
      Oregon - 3.3%
        Multnomah County Higher Education Revenue
         Bonds, Series 1999, Concordia University
         Portland Project (KeyBank LOC),
         1.72%, 12/1/04                                    2,115    2,115
        Multnomah County Hospital Facilities Authority
         Revenue Bonds, Series 2003, Holladay Park
         Plaza Project (Allied Irish Bank LOC),
         1.69%, 12/1/04                                    8,200    8,200
        Oregon State Housing and Community Services
         Department Revenue Bonds, Series 2004D,
         SFM Program,
         1.16%, 5/5/05                                     8,000    8,000
        Oregon State TANS, Series 2004, Lehman
         Brothers Trust Receipts L73J, /(1)/
         1.75%, 12/7/04                                   25,000   25,000
      -------------------------------------------------------------------
                                                                   43,315
      -------------------------------------------------------------------
      Pennsylvania - 0.7%
        Delaware Valley Regional Finance Authority
         Local Government Revenue Bonds, Merrill
         Lynch P-Floats PT-152 (AMBAC Insured), /(1)/
         1.72%, 12/7/04                                    2,300    2,300
        Delaware Valley Regional Finance Authority
         Local Government Revenue Bonds, Series
         1986 (The Toronto-Dominion Bank LOC),
         1.66%, 12/7/04                                    3,900    3,900
        State Public School Building Philly Project
         Revenue Bonds, Series 2003-A42, Wachovia
         MERLOTS (FSA Corp. Insured), /(1)/
         1.80%, 7/27/05                                    2,900    2,900
      -------------------------------------------------------------------
                                                                    9,100
      -------------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 46 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
       Tennessee - 4.3%
         City of Chattanooga 21st Century G.O., ABN
          AMRO Muni-Tops 2002-25 (MBIA Insured), /(1)/
          1.71%, 12/7/04                                 $7,685   $7,685
         McMinn County IDB Revenue Bonds,
          Series 2002, Tennessee Wesleyan College
          Project (Regions Bank LOC),
          1.75%, 12/7/04                                  2,530    2,530
         Metropolitan Government Nashville & Davidson
          County Health and Educational Facility Board
          Revenue Bonds, Series 2001B-1, Ascension
          Health Credit Project,
          1.65%, 8/3/05                                   8,000    8,000
         Metropolitan Government Nashville & Davidson
          County IDB VRDB, Series 2002, University of
          Nashville Project (SunTrust Bank LOC),
          1.68%, 12/7/04                                  1,000    1,000
         Sevier County Public Building Authority
          Revenue Bonds, Local Government Public
          Improvement VRDB,
          Series 2000 IV-B-12 (FSA Corp. Insured),
          1.70%, 12/1/04                                    300      300
          Series 2000 IV-D-1 (AMBAC Insured),
          1.70%, 12/1/04                                  5,100    5,100
          Series 2000 IV-E-6 (AMBAC Insured),
          1.70%, 12/1/04                                  1,150    1,150
          Series 2000 IV-F-1 (AMBAC Insured),
          1.70%, 12/1/04                                  5,870    5,870
          Series 2000 IV-F-2 (AMBAC Insured),
          1.70%, 12/1/04                                  2,300    2,300
          Series 2001 IV-G-4 (AMBAC Insured),
          1.70%, 12/1/04                                    970      970
          Series 2001 IV-H-3 (AMBAC Insured),
          1.70%, 12/1/04                                  3,000    3,000
          Series 2002 IV-B-4 (AMBAC Insured),
          1.70%, 12/1/04                                  1,200    1,200
          Series 2002 IV-E-1 (AMBAC Insured),
          1.70%, 12/1/04                                  4,400    4,400
          Series 2002 IV-I-2 (AMBAC Insured),
          1.70%, 12/1/04                                  4,400    4,400
          Series 2002 IV-I-4 (AMBAC Insured),
          1.70%, 12/1/04                                  2,020    2,020

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
    MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
    Tennessee - 4.3% - (continued)
       Series 2002 IV-J-3 (AMBAC Insured),
       1.70%, 12/1/04                                      $1,700   $ 1,700
      Shelby Health, Educational and Housing
       Facilities Board Revenue VRDB, Series 2003,
       St. Benedict High School Project
       (Amsouth Bank LOC),
       1.72%, 12/7/04                                       5,000     5,000
    -----------------------------------------------------------------------
                                                                     56,625
    -----------------------------------------------------------------------
    Texas - 12.1%
      Bastrop Independent School District VRDB, Soc
       Gen Municipal Securities Trust, Series 1997
       SGB-37 (PSF of Texas Gtd.), /(1)/
       1.72%, 12/7/04                                         400       400
      Bexar County Health Facilities Development
       Corp. Revenue Bonds, Air Force Village
       Project (Bank of America LOC),
       1.67%, 12/7/04                                       8,800     8,800
      Comal Independent School District VRDB, ABN
       AMRO Muni-Tops Certificates Series 1999-9
       (PSF of Texas Gtd.), /(1)/
       1.71%, 12/7/04                                       1,300     1,300
      Cypress-Fairbanks VRDB, Wachovia MERLOTS,
       Series 2004C-16 (PSF of Texas Gtd.), /(1)/
       1.74%, 12/7/04                                       4,400     4,400
      Dallas G.O. Refunding Bonds, Morgan Stanley
       Floating Rate Certificates, Series 1998-93, /(1)/
       1.71%, 12/7/04                                       1,105     1,105
      Fort Bend School District VRDB, Wachovia
       MERLOTS, Series 2004A-03
       (PSF of Texas Gtd.), /(1)/
       1.74%, 12/7/04                                       7,040     7,040
      Frisco Independent School District G.O.,
       Wachovia MERLOTS, Series 2004C-24
       (PSF of Texas Gtd.), /(1)/
       1.70%, 9/1/05                                        4,435     4,435
      Grand Prairie Housing Finance Corp. Multifamily
       Housing Revenue VRDB, Series 1985,
       Lincoln Windcliff Project
       (General Electric Capital Corp Gtd.),
       1.71%, 12/7/04                                         500       500

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 47 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
     Texas - 12.1% - (continued)
       Harris County Health Facilities Development Corp.
        Revenue Bonds, Wachovia MERLOTS Series
        2001A87 (U.S. Treasuries Escrowed), /(1)/
        1.74%, 12/7/04                                     $ 6,375  $ 6,375
       Harris County Health Facilities Development
        Corp. Revenue VRDB, Series 1999, YMCA of
        Greater Houston (Bank One LOC),
        1.68%, 12/1/04                                       3,465    3,465
       Harris County Health Facilities Development
        Corp. Revenue VRDB, Series 2002,
        Methodist Hospital,
        1.68%, 12/1/04                                      58,100   58,100
       Harris County Toll Road State G.O. Refunding
        Bonds, Series 2003B,
        Citigroup ROCS-RR-II-4541, /(1)/
        1.72%, 12/7/04                                       7,875    7,875
       Houston Utility System Revenue Bonds,
        Wachovia MERLOTS Series 2004C-17
        (MBIA Insured), /(1)/
        1.74%, 12/7/04                                       3,000    3,000
       Irving Independent School District G.O. VRDB,
        Series 2004-A (PSF of Texas Gtd.),
        2.10%, 8/1/05                                        5,000    5,016
       Keller Independent School District VRDB, ABN
        AMRO Muni-Tops Series 2001-26
        (PSF of Texas Gtd.), /(1)/
        1.71%, 12/7/04                                       2,500    2,500
       Northside Independent School District Building
        G.O. Bonds, Series 2003 (PSF of Texas Gtd.),
        1.67%, 6/15/05                                       2,000    2,000
       Sabine River Authority PCR Bonds, Clipper
        Trust, Series 2001-2 (MBIA Insured), /(1)/
        1.60%, 3/10/05                                       9,995    9,995
       Sabine River NRU-84Q IDA Revenue Bonds,
        Clipper Trust, Series 1984 (National Rural
        Utilities Cooperative Finance Gtd.),
        1.45%, 2/15/05                                       1,225    1,225
       San Marcos Independent School District G.O.,
        Wachovia MERLOTS Series 2004C-23
        (PSF of Texas Gtd.), /(1)/
        1.70%, 9/1/05                                        3,400    3,400

                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)
      MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
      Texas - 12.1% - (continued)
        State of Texas TRANS, Series 2004,
         3.00%, 8/31/05                                 $20,000  $ 20,206
        Texas Water Development Board VRDB,
         Revolving Fund, Series 2003,
         1.68%, 12/1/04                                   3,365     3,365
        Wallis Higher Educational Facilities VRDB,
         Series 2003, St. Mark's Episcopal School
         Project (Bank One LOC),
         1.65%, 12/7/04                                   1,950     1,950
        West Side Calhoun County Development
         Authority Revenue Bonds, Sohio Chemical
         Co. Project (BP PLC Gtd.),
         1.67%, 12/1/04                                   2,650     2,650
      -------------------------------------------------------------------
                                                                  159,102
      -------------------------------------------------------------------
      Utah - 0.7%
        Emery County PCR Bonds, Series 1994,
         Pacificorp Project (AMBAC Insured),
         1.68%, 12/1/04                                   2,840     2,840
        Salt Lake County PCR Bonds, Series 1994
         Service Station Holdings (BP PLC Gtd.),
         1.68%, 12/1/04                                   2,160     2,160
        Salt Lake County PCR Bonds, Service Station
         Holdings (BP PLC Gtd.),
         1.67%, 12/1/04                                   1,250     1,250
        Utah Water Finance Agency Revenue Bonds,
         Series 2004A-10 (AMBAC Insured),
         1.74%, 12/7/04                                   2,865     2,865
      -------------------------------------------------------------------
                                                                    9,115
      -------------------------------------------------------------------
      Virginia - 0.7%
        Harrisonburg IDA VRDB, Series 2000,
         Wachovia Pooled Loan Program
         (Wachovia Bank LOC),
         1.68%, 12/7/04                                   4,400     4,400
        Virginia College Building Authority VRDB,
         Series 2004, University of Richmond Project,
         1.68%, 12/7/04                                   5,000     5,000
      -------------------------------------------------------------------
                                                                    9,400
      -------------------------------------------------------------------
      Washington - 3.9%
        King County G.O. Refunding Bonds, Series
         1998B, ABN AMRO Muni-Tops Certificates
         Series 2001-1 (MBIA Insured), /(1)/
         1.71%, 12/7/04                                   7,500     7,500

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 48 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
      Washington - 3.9% - (continued)
        Seattle Light and Power Revenue Bonds,
         Series 47 ROC-II-R (FSA Corp. Insured), /(1)/
         1.72%, 12/7/04                                  $ 1,900  $ 1,900
        State of Washington Variable Purpose G.O.
         Bonds, Series 2000B, Citicorp Eagle Trust
         Series 20004701, /(1)/
         1.72%, 12/7/04                                    2,300    2,300
        Washington Housing Finance Commission
         Nonprofit VRDB, Series 2002, Annie Wright
         School Project (Bank of America LOC),
         1.67%, 12/1/04                                       50       50
        Washington State G.O., Series 2004D, ABN
         AMRO Muni-Tops Certificates Series 2004-13
         (AMBAC Insured), /(1)/
         1.71%, 12/7/04                                    2,500    2,500
        Washington State G.O. Refunding VRDB,
         Citicorp Eagle Trust Series 1993C, /(1)/
         1.72%, 12/7/04                                    3,848    3,848
        Washington State G.O. Refunding VRDB,
         Series 1993-B, SocGen Trust SGB-13, /(1)/
         1.72%, 12/7/04                                   21,950   21,950
        Washington State G.O. Refunding VRDB,
         Series 2002R-03A, Wachovia MERLOTS
         Series 2002A-57 (MBIA Insured), /(1)/
         1.74%, 12/7/04                                    6,150    6,150
        Washington State Higher Education Facilities
         VRDB, Series 2003A, Cornish College of Arts
         Project (Bank One LOC),
         1.74%, 12/7/04                                    1,900    1,900
        Washington State Housing Commission
         Revenue Refunding VRDB, Series 2003,
         Emerald Heights Project
         (Bank of America LOC),
         1.75%, 12/1/04                                      250      250
        Washington State, Series 2003, Association of
         Community and Migrant Health Centers
         Project (U.S. Bank LOC),
         1.70%, 12/7/04                                    2,980    2,980
      -------------------------------------------------------------------
                                                                   51,328
      -------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
      West Virginia - 1.5%
        Marshall County PCR Bonds, Series 1985,
         Mountaineer Carbon Company Project
         (BP PLC Gtd.),
         1.67%, 12/1/04                                   $ 3,200  $ 3,200
        Monongalia Revenue Bonds, Series 2004, Trinity
         Christian School Program (Fifth Third LOC),
         1.70%, 12/7/04                                     4,530    4,530
        West Virginia State Hospital Finance Authority
         Revenue Bonds, Series 2003A, Pallottine
         Health Services, Inc. Project (Bank One LOC),
         1.65%, 12/7/04                                    12,300   12,300
      --------------------------------------------------------------------
                                                                    20,030
      --------------------------------------------------------------------
      Wisconsin - 2.5%
        Pleasant Prairie Kenosha County G.O. VRDB,
         Series 2004 (XLCA Insured),
         1.70%, 12/7/04                                     5,000    5,000
        Wauwatosa Housing Authority Adjustable Rate
         Put Option, Series 1995, San Camillo, Inc.
         Project (U.S. Bank LOC),
         1.67%, 12/7/04                                     1,700    1,700
        Wisconsin State Health & Educational Facilities
         Authority Revenue Bonds, Series 1997,
         Alverno College Project (Allied Irish
         Bank LOC),
         1.72%, 12/1/04                                     1,000    1,000
        Wisconsin State Health & Educational Facilities
         Authority Revenue Bonds, Series 2002,
         Pooled Loan Financing Program
         (U.S. Bank LOC),
         1.70%, 12/7/04                                     5,000    5,000
        Wisconsin State Health & Educational Facilities
         Authority Revenue Bonds, Series 2003,
         Agnesian Healthcare Project (Marshall &
         Ilsley Bank LOC),
         1.72%, 12/1/04                                       500      500
        Wisconsin State Health & Educational Facilities
         Authority Revenue Bonds, Series 2004,
         Maranatha Baptist (Bank One LOC),
         1.67%, 12/7/04                                    10,800   10,800

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 49 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2004


       MUNICIPAL PORTFOLIO (continued)

                                                     PRINCIPAL
                                                      AMOUNT     VALUE
                                                      (000S)     (000S)
      MUNICIPAL INVESTMENTS - 101.4% - CONTINUED
      Wisconsin - 2.5% - (continued)
        Wisconsin State Health & Educational
         Facilities Authority Revenue Bonds, Series
         2004, Wisconsin Institute of Torah Study,
         Inc. Project (Harris Trust and Savings
         Bank LOC),
         1.67%, 12/7/04                               $ 3,315  $    3,315
        Wisconsin State Health & Educational
         Facilities Authority Revenue VRDB, Capital
         Access Pool Vernon Memorial Hospital
         (U.S. Bank LOC),
         Series 2002A,
         1.72%, 12/1/04                                   900         900
         Series 2002B,
         1.72%, 12/1/04                                 2,565       2,565
        Wisconsin State Health & Educational
         Facilities Authority Revenue VRDB, Series
         1994A, Sinai Samaritan Medical Center
         Project (Marshall & Ilsley Bank LOC),
         1.70%, 12/7/04                                 2,434       2,434
      -------------------------------------------------------------------
                                                                   33,214
      -------------------------------------------------------------------
      Multiple States Pooled Security - 0.8%
        Clipper Multistate Tax-Exempt Trust
         Certificates, Series 1998A, /(1)/
         1.79%, 12/7/04                                10,155      10,155
      -------------------------------------------------------------------
      Total Municipal Investments (Cost $1,331,106)             1,331,106

                                                     NUMBER OF
                                                      SHARES        VALUE
                                                      (000S)        (000S)
        INVESTMENT COMPANIES - 0.7%
          AIM Tax-Exempt Cash Fund                     2,902          $2,902
          Dreyfus Tax-Exempt Cash Management
           Fund                                        5,716           5,716
        -----------------------------------------------------------------------
        Total Investment Companies (Cost $8,618)                       8,618
        -----------------------------------------------------------------------
        Total Investments - 102.1% (Cost $1,339,724) /(2)/         1,339,724
          Liabilities less Other Assets - (2.1)%                     (27,527)
        -----------------------------------------------------------------------
        NET ASSETS - 100.0%                                       $1,312,197

        At November 30, 2004, the industry sectors for the Municipal Portfolio were:

        INDUSTRY SECTOR                               % OF INVESTMENTS
        Educational Services                                      15.4%
        Executive, Legislative and General Government             25.5
        Gas, Electric Services and Combined Utilities              5.0
        General Medical and Surgical                              13.6
        Health Services and Residential Care                      11.3
        Housing Programs and Social Services                       8.1
        Urban and Community Development                            5.1
        All other sectors less than 5%                            16.0
        ----------------------------------------------------------------
        Total                                                    100.0%

(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, the value of these securities amounted to approximately $292,323,000 or 22.3% of net assets.
(2)The cost for federal income tax purposes was $1,339,724.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 50 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       ABBREVIATIONS AND OTHER INFORMATION
                                                              NOVEMBER 30, 2004


The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

Amortized cost also represents cost for federal income tax purposes.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

   EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

ABAG    Association of Bay Area
        Governments Assurance
        Corp.

AMBAC   American Municipal Bond
        Assurance Corporation

Colld.  Collateralized

CP      Commercial Paper

COPS    Certificate of Participation

FGIC    Financial Guaranty
        Insurance Corporation

FHLB    Federal Home Loan Bank

FHLMC   Freddie Mac

FNMA    Fannie Mae

FRN     Floating Rate Notes

FSA     Financial Security Assurance

GIC     Guaranteed Investment
        Contract

GNMA    Government National
        Mortgage Association

G.O.    General Obligation

Gtd.    Guaranteed

HFA     Housing Finance Authority

IDA     Industrial Development
        Authority

IDB     Industrial Development
        Board

IDR     Industrial Development
        Revenue

LOC     Letter of Credit

MBIA    Municipal Bond Insurance
        Association

MERLOTS Municipal Exempt Receipts
        Liquidity Optional Tender

MTN     Medium Term Notes

PCR     Pollution Control Revenue

P-Floats Puttable Floating Rate
         Security

PSF      Permanent School Fund

RANS     Revenue Anticipation Notes

ROCS     Reset Option Certificates

SFM      Single Family Mortgage

SGB      Societe Generale Bank

Soc Gen  Societe Generale

STARS    Short Term Adjustable Rate
         Securities

TANS     Tax Anticipation Notes

TAWS     Tax Anticipation Warrants

TRANS    Tax and Revenue
         Anticipation Notes

TRB      Tax Revenue Bonds

VRDB     Variable Rate Demand Bonds

VRDN     Variable Rate Demand Notes

XLCA     XL Capital Assurance

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 51 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS




1   ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 23 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). Northern Trust Investments, N.A. ("NTI"), a direct subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for all of the Trust's money market portfolios (the "Portfolios"). Northern Trust also serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") are the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

Presented herein are the financial statements for each of the five money market portfolios. These include: Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio, Tax-Exempt Portfolio and Municipal Portfolio. Each of these diversified Portfolios is authorized to issue three classes of shares:
Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent service provided. At November 30, 2004, Shares, Service Shares and Premier Shares were outstanding for the Diversified Assets, Government and Government Select Portfolios, and Shares and Service Shares were outstanding for the Tax-Exempt and Municipal Portfolios.

2   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Short-term investments held by the Portfolios are valued at amortized cost, which the investment adviser has determined, pursuant to Board authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolios, at the Bank of New York or JP Morgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolios, at the Federal Reserve Bank of Chicago.

Each Portfolio may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolios and does not collect any additional fees from the Portfolios. The
Diversified Assets Portfolio and Government Portfolio have entered into such joint repurchase agreements at November 30, 2004, as reflected in their accompanying Schedules of Investments.

C) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method.

D) EXPENSES - Expenses arising in connection with a specific Portfolio are charged to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS - Each Portfolio's net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit

MONEY MARKET PORTFOLIOS 52 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



or arrange for the crediting of such distributions to each shareholder's account with Northern Trust, its affiliates or its correspondents. The Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

F) FEDERAL INCOME TAXES - It is each Portfolio's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders. Therefore, no provision is made for federal taxes.

At November 30, 2004, the capital loss carryforwards for U.S. federal income tax purposes and the respective year of expiration was as follows:

                                             NOVEMBER 30,
                       Amount in thousands       2011
                       ----------------------------------
                        Government Select        $27
                       ----------------------------------

The Portfolio in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2004, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

                                            UNDISTRIBUTED
                                         -------------------
                                         TAX-EXEMPT ORDINARY
                    Amounts in thousands   INCOME   INCOME*
                    ----------------------------------------
                     Diversified Assets     $ --    $13,263
                     Government               --      3,448
                     Government Select        --      6,338
                     Tax-Exempt              838         --
                     Municipal             1,435         --
                    ----------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2004, were as follows:

                                          DISTRIBUTED FROM
                                         -------------------
                                         TAX-EXEMPT ORDINARY
                    Amounts in thousands   INCOME   INCOME*
                    ----------------------------------------
                     Diversified Assets     $ --    $93,860
                     Government               --     24,152
                     Government Select        --     46,475
                     Tax-Exempt            5,698         95
                     Municipal             8,232         --
                    ----------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). For the fiscal year ended November 30, 2004, the investment adviser voluntarily agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2004, are as follows:

                                    ANNUAL          ADVISORY FEE
                                   ADVISORY  LESS      AFTER
                                     FEE    WAIVERS    WAIVER
                ------------------------------------------------
                Diversified Assets   0.25%     --       0.25%
                Government           0.25%     --       0.25%
                Government Select    0.20%   0.10%      0.10%
                Tax-Exempt           0.25%     --       0.25%
                Municipal            0.20%   0.10%      0.10%
                ------------------------------------------------

The waivers described above are voluntary and may be terminated at any time.

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class of the
Portfolio: (b) 0.01% of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02% of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

Class specific Transfer Agent Fees for the fiscal year ended November 30, 2004, were as follows:

                                              SERVICE PREMIER
                  Amounts in thousands SHARES SHARES  SHARES
                  -------------------------------------------
                   Diversified Assets   143     10       3
                   Government            45      7       4
                   Government Select    106     14      31
                   Tax-Exempt            13      1      --
                   Municipal             12      3      --
                  -------------------------------------------

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board.

The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of unin vested cash balances are used to reduce a portion of the Portfolios' custodian expenses. Custodian credits are reflected in the Portfolio's Statements of Operations.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 53 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)
                                                              NOVEMBER 30, 2004




4   ADMINISTRATION, DISTRIBUTION AND OTHER
    AGREEMENTS
NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at the annual rate of 0.10% of each Portfolio's average daily net assets of the respective Portfolios. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent for all shares, payments under the Service plan for the Portfolios' Service Shares and Premier Shares and certain extraordinary expenses, exceed on an annualized basis 0.10% of the Portfolio's average daily net assets, NTI as co-administrator will voluntarily reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2004, under such arrangements are shown in the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement.

Certain officers of the Trust are also officers of Northern Trust. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued registration fees and other liabilities" in the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2004, the amounts payable in the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios were $31,000, $10,000, $17,000, $3,000 and $1,000, respectively.

5   SERVICE PLAN
The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions ("Servicing Agents") under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25% and 0.50% of the average daily net asset value of the outstanding Service and Premier Shares, respectively.

Class specific Shareholder Servicing Fees for the fiscal year ended November 30, 2004, were as follows:

                                           SERVICE PREMIER
                      Amounts in thousands SHARES  SHARES
                      ------------------------------------
                       Diversified Assets    243      76
                       Government            166     109
                       Government Select     341     790
                       Tax-Exempt             18      --
                       Municipal              91      --
                      ------------------------------------

6   BANK LOANS
The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50% above the federal funds rate, (ii) 0.45% above IBOR (Inter Bank Offer
Rate) or (iii) 0.45% above LIBOR (London Inter-bank Offering Rate), at the option of the Trust and in accordance with the terms of the agreement.

The Portfolios had no borrowings under the credit line during the fiscal year ended November 30, 2004.


  TAX INFORMATION (unaudited)

During the fiscal year ended November 30, 2004, the percentage of dividends derived from net investment income paid by each of the following Portfolios as "exempt-interest dividends", excludable from gross income for federal income tax purposes were as follows: Tax-Exempt Portfolio - 100%, and Municipal Portfolio - 100%.

MONEY MARKET PORTFOLIOS 54 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE NORTHERN
INSTITUTIONAL FUNDS
SHAREHOLDERS AND
BOARD OF TRUSTEES:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios of the Northern Institutional Funds, as of November 30, 2004, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of the investments owned at November 30, 2004 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios at November 30, 2004, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
January 14, 2005

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 55 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       FUND EXPENSES



As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2004 through November 30, 2004.

ACTUAL EXPENSES
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/04 - 11/30/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Diversified Assets

                                 BEGINNING  ENDING
                                  ACCOUNT  ACCOUNT       *EXPENSES
                         EXPENSE   VALUE    VALUE          PAID
          SHARES          RATIO   6/1/04   11/30/04  6/1/04 - 11/30/04
          ------------------------------------------------------------
           Actual         0.35%  $1,000.00 $1,006.10       $1.76
           Hypothetical   0.35%  $1,000.00 $1,023.25       $1.77**
          ------------------------------------------------------------

          SERVICE SHARES
          ------------------------------------------------------------
           Actual         0.61%  $1,000.00 $1,004.80       $3.06
           Hypothetical   0.61%  $1,000.00 $1,021.95       $3.08**
          ------------------------------------------------------------

          PREMIER SHARES
          ------------------------------------------------------------
           Actual         0.87%  $1,000.00 $1,003.50       $4.36
           Hypothetical   0.87%  $1,000.00 $1,020.65       $4.39**
          ------------------------------------------------------------

Government

                                 BEGINNING  ENDING
                                  ACCOUNT  ACCOUNT       *EXPENSES
                         EXPENSE   VALUE    VALUE          PAID
          SHARES          RATIO   6/1/04   11/30/04  6/1/04 - 11/30/04
          ------------------------------------------------------------
           Actual         0.35%  $1,000.00 $1,005.90       $1.76
           Hypothetical   0.35%  $1,000.00 $1,023.25       $1.77**
          ------------------------------------------------------------

          SERVICE SHARES
          ------------------------------------------------------------
           Actual         0.61%  $1,000.00 $1,004.60       $3.06
           Hypothetical   0.61%  $1,000.00 $1,021.95       $3.08**
          ------------------------------------------------------------

          PREMIER SHARES
          ------------------------------------------------------------
           Actual         0.87%  $1,000.00 $1,003.30       $4.36
           Hypothetical   0.87%  $1,000.00 $1,020.65       $4.39**
          ------------------------------------------------------------

Government Select

                                 BEGINNING  ENDING
                                  ACCOUNT  ACCOUNT       *EXPENSES
                         EXPENSE   VALUE    VALUE          PAID
          SHARES          RATIO   6/1/04   11/30/04  6/1/04 - 11/30/04
          ------------------------------------------------------------
           Actual         0.20%  $1,000.00 $1,006.40       $1.00
           Hypothetical   0.20%  $1,000.00 $1,024.00       $1.01**
          ------------------------------------------------------------

          SERVICE SHARES
          ------------------------------------------------------------
           Actual         0.46%  $1,000.00 $1,005.10       $2.31
           Hypothetical   0.46%  $1,000.00 $1,022.70       $2.33**
          ------------------------------------------------------------

          PREMIER SHARES
          ------------------------------------------------------------
           Actual         0.72%  $1,000.00 $1,003.80       $3.61
           Hypothetical   0.72%  $1,000.00 $1,021.40       $3.64**
          ------------------------------------------------------------

MONEY MARKET PORTFOLIOS 56 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2004 (UNAUDITED)




Tax-Exempt

                                 BEGINNING  ENDING
                                  ACCOUNT  ACCOUNT       *EXPENSES
                         EXPENSE   VALUE    VALUE          PAID
          SHARES          RATIO   6/1/04   11/30/04  6/1/04 - 11/30/04
          ------------------------------------------------------------
           Actual         0.35%  $1,000.00 $1,005.00       $1.75
           Hypothetical   0.35%  $1,000.00 $1,023.25       $1.77**
          ------------------------------------------------------------

          SERVICE SHARES
          ------------------------------------------------------------
           Actual         0.61%  $1,000.00 $1,003.70       $3.06
           Hypothetical   0.61%  $1,000.00 $1,021.95       $3.08**
          ------------------------------------------------------------

Municipal

                                 BEGINNING  ENDING
                                  ACCOUNT  ACCOUNT       *EXPENSES
                         EXPENSE   VALUE    VALUE          PAID
          SHARES          RATIO   6/1/04   11/30/04  6/1/04 - 11/30/04
          ------------------------------------------------------------
           Actual         0.20%  $1,000.00 $1,005.80       $1.00
           Hypothetical   0.20%  $1,000.00 $1,024.00       $1.01**
          ------------------------------------------------------------

          SERVICE SHARES
          ------------------------------------------------------------
           Actual         0.46%  $1,000.00 $1,004.50       $2.31
           Hypothetical   0.46%  $1,000.00 $1,022.70       $2.33**
          ------------------------------------------------------------

* Expenses are calculated using the Portfolios' annualized expense ratio, which represents ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2004. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.
** Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 57 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       TRUSTEES AND OFFICERS




Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 52 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 23 portfolios and Northern Funds offers 29 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and President of         . PepsiAmericas (a soft
Age 69                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson Tull, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, LLC (a management
                           advisory services and private
                           investment company) since 2001;
                         . Chairman and Director of
                           Hussmann International, Inc. (a
                           refrigeration company) from 1998
                           to 2000.
-----------------------------------------------------------------------------------------
Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm  . None
Age 64                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1996;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company);
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company);
                         . Trustee at Dominican University.
-----------------------------------------------------------------------------------------
William J. Dolan, Jr.    . Financial Consultant at Ernst &   . None
Age 72                     Young LLP (an accounting firm)
Trustee since 2000         from 1992 to 1993 and 1997;
                         . Partner of Arthur Andersen LLP
                           (an accounting firm) from 1966
                           to 1989.
-----------------------------------------------------------------------------------------
Sharon Gist Gilliam      . Executive Vice President of       . None
Age 61                     Unison-Maximus, Inc. (an
Trustee since 2001         aviation and governmental
                           consulting company).
-----------------------------------------------------------------------------------------
Sandra Polk Guthman      . CEO of Polk Bros. Foundation (an  . None
Age 60                     Illinois not-for-profit
Trustee since 1997         corporation) since 1993.
                         . Director of MBIA Insurance Corp.
                           of Illinois (a municipal bond
                           insurance company) since 1994.
-----------------------------------------------------------------------------------------
Michael E. Murphy        . President of Sara Lee Foundation  . Coach, Inc.;
Age 68                     (philanthropic organization)      . Payless Shoe Source,
Trustee since 2000         from 1997 to 2001.                 Inc. (a retail shoe store
                                                              business);
                                                             . GATX Corporation
                                                              (a railroad holding
                                                              company);
                                                             . Bassett Furniture
                                                              Industries, Inc.
                                                              (a furniture
                                                              manufacturer).
-----------------------------------------------------------------------------------------
Richard P. Strubel       . Vice Chairman, President and      . Gildan Activewear,
Age 65                     Chief Operating Officer of UNext   Inc. (an athletic
Trustee since 1982         Inc. (a provider of educational    clothing marketing
                           services via the Internet) since   and manufacturing
                           2003 and 1999, respectively;       company);
                         . Director of Cantilever            . Goldman Sachs
                           Technologies (a private software   Mutual Fund
                           company) since 1999;               Complex (63
                         . Trustee at The University of       portfolios).
                           Chicago since 1987;
                         . Managing Director of Tandem
                           Partners, Inc. (a privately held
                           management services firm) until
                           1999.

MONEY MARKET PORTFOLIOS 58 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004




  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
Mary Jacobs Skinner, Esq./(3)/ . Partner in the law firm of        . None
Age 47                           Sidley Austin Brown & Wood.
Trustee since 2000
--------------------------------------------------------------------------------------

Stephen Timbers/(3)/           . Vice Chairman of Northern Trust   . USF Corporation;
Age 60                           Corporation and The Northern      . Calamos Mutual
Trustee since 2000               Trust Company from 2003 to 2004;   Fund Complex (12
                               . President and Chief Executive      portfolios).
                                 Officer of Northern Trust
                                 Investments, N.A. from 2001 to
                                 2004;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation
                                 and Executive Vice President of
                                 The Northern Trust Company from
                                 1998 to 2004.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the 1940 Act. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation; and Mr. Timbers because he is a former officer, director, employee and is a shareholder of Northern Trust Corporation and/or its affiliates.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 59 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       TRUSTEES AND OFFICERS (continued)




  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                             FIVE YEARS
-----------------------------------------------------------------------
Lloyd A. Wennlund                   . Executive Vice President since
Age: 47                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60675                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President of Northern Trust
                                      Securities, Inc., and Managing
                                      Executive, Mutual Funds for
                                      Northern Trust Global
                                      Investments since 1989.
-----------------------------------------------------------------------

Eric K. Schweitzer                  . Senior Vice President at
Age: 43                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60675                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000; Managing Director of
                                      Mutual Funds for US Bancorp from
                                      1997 to 2000.
-----------------------------------------------------------------------

Brian Ovaert                        . Senior Vice President and
Age: 43                               Department Head at The Northern
50 South LaSalle Street               Trust Company overseeing Fund
Chicago, IL 60675                     Accounting, Transfer Agent and
Treasurer since 2002                  Fund Administration functions
                                      since 1998.
-----------------------------------------------------------------------

Susan J. Hill                       . Senior Vice President of
Age: 48                               Compliance of Northern Trust
50 South LaSalle Street               Global Investments
Chicago, IL 60675                     Administration since 2004; Vice
Chief Compliance Officer since 2004   President of Compliance of
                                      Northern Trust Global
                                      Investments Administration since
                                      2000; Vice President at Van
                                      Kampen Investments from 1992 to
                                      2000.
-----------------------------------------------------------------------

Wes L. Ringo                        . Senior Vice President of
Age: 53                               Northern Trust Investments, N.A.
50 South LaSalle Street               and Compliance Director of
Chicago, IL 60675                     Northern Trust Securities, Inc.
Anti-Money Laundering                 since 2001; Managing Director,
Compliance Officer since 2002         Assistant General Counsel and
                                      Director of Regulatory Affairs
                                      of U.S. Bancorp Piper Jaffrey
                                      from 1996 to 2001.
-----------------------------------------------------------------------

Brian R. Curran                     . Vice President and Director of
Age: 37                               Fund Administration at PFPC Inc.
4400 Computer Drive                   since 1997.
Westborough, MA 01581
Vice President since 1999
-----------------------------------------------------------------------

Stuart Schuldt                      . Senior Vice President and
Age: 42                               Division Manager of Fund
50 South LaSalle Street               Administration and Fund
Chicago, IL 60675                     Accounting at The Northern Trust
Assistant Treasurer since 2002        Company.

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

MONEY MARKET PORTFOLIOS 60 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004






NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------

Jeffrey A. Dalke, Esq.         . Partner in the law firm of
Age: 54                          Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000
------------------------------------------------------------------

Linda J. Hoard, Esq.           . Senior Counsel and Vice
Age: 57                          President at PFPC Inc. since
4400 Computer Drive              1998.
Westborough, MA 01581
Assistant Secretary since 1999
------------------------------------------------------------------

Lori V. Russell, Esq.          . Associate Counsel and Director
Age: 33                          at PFPC Inc. since 2002;
4400 Computer Drive              Associate Counsel at Investors
Westborough, MA 01581            Bank & Trust Company (a
Assistant Secretary since 2003   financial service provider) from
                                 2001 to 2002; Manager in the
                                 Regulatory Administration
                                 Department of PFPC Inc. prior
                                 thereto.
------------------------------------------------------------------

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 61 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       FOR MORE INFORMATION
                                                              NOVEMBER 30, 2004



  PORTFOLIO HOLDINGS
  Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Form N-Q will be available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

  PROXY VOTING
  A description of Northern Institutional Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800/637-1380.

MONEY MARKET PORTFOLIOS 62 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----



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          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 63 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----



                      THIS PAGE INTENTIONALLY LEFT BLANK

MONEY MARKET PORTFOLIOS 64 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                                 NIF ANR MM 1/05
--------------------------------------------------------------------------------
(C)2005 Northern Institutional Funds
Northern Funds Distributors, LLC, not affiliated with Northern Trust

                                                                  PRESORTED
                                                                   STANDARD
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                LANCASTER, PA
                                                               PERMIT NO. 1793

50 South LaSalle Street
P.O. Box 75986
Chicago, Illinois 60675-5986
800/637-1380
northerninstitutionalfunds.com

[LOGO OF NORTHERN INSTITUTIONAL FUNDS]

                                                               NOVEMBER 30, 2004

NORTHERN INSTITUTIONAL FUNDS

PRIME OBLIGATIONS PORTFOLIO

                              [PHOTO APPEARS HERE]

ANNUAL REPORT

                                          [LOGO OF NORTHERN INSTITUTIONAL FUNDS]

               ----------------------------------------------------------------
                                                    PRIME OBLIGATIONS PORTFOLIO
                                                                           ----
       TABLE OF CONTENTS



The report has been prepared for the general information of Northern Institutional Funds Prime Obligations Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Prime Obligations Portfolio prospectus, which contains more complete information about Northern Institutional Funds Prime Obligations Portfolio's investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Fund Distributors, LLC, not affiliated with Northern Trust.

                               NOT FDIC INSURED
--------------------------------------------------------------------------------
                       May lose value/No bank guarantee


 2  PORTFOLIO MANAGEMENT COMMENTARY

 4  STATEMENT OF ASSETS AND LIABILITIES

 5  STATEMENT OF OPERATIONS

 6  STATEMENT OF CHANGES IN NET ASSETS

 7  FINANCIAL HIGHLIGHTS

 8  SCHEDULE OF INVESTMENTS

13  ABBREVIATIONS AND OTHER INFORMATION

14  NOTES TO THE FINANCIAL STATEMENTS

17  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

18  FUND EXPENSES

19  TRUSTEES AND OFFICERS

23  FOR MORE INFORMATION

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 PRIME OBLIGATIONS PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

PRIME OBLIGATIONS PORTFOLIO                     Ali Bleecker - Portfolio Manager

Throughout the first half of the year, continued sluggishness in the economy fueled expectations that short-term rates would remain stable well into 2005. In early spring, however, the job market suddenly improved and GDP readings became more promising. Additionally, near-term inflation expectations edged higher. The market began to anticipate that the Federal Reserve would in fact begin to raise rates much sooner than expected, and yields on short Treasuries began to rise as a result. The FOMC did indeed boost rates by a quarter-point in June, and it has since raised rates three more times to bring the federal funds rate to 2.00 percent.

For the 12-month period ended November 30, 2004, the Shares Class of the Prime Obligations Portfolio posted a total return of 1.14 percent, compared with the
0.94 percent total return of the iMoneyNet(TM) First Tier Institutional category. The Portfolio's Current 7-Day Yield as of November 30, 2004 was 1.82 percent.

Early in the year, the Portfolio's duration was slightly above average, based on our belief that the softness of the economic expansion would delay any Fed action. We added floating rate notes during the spring and early summer as interest rates began to rise, in order to enhance the Portfolio's yield. We targeted a neutral duration relative to our benchmark during the summer, and as interest rates moved higher in early September, we added some six- and nine-month positions at price levels that were discounting too aggressive of a tightening posture by the Fed. As the year drew to a close, we utilized a barbell strategy in order to lock in higher yields.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance information shown is that of a Portfolio's Shares Class. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 11/30/04. In the absence of fee waivers, the Current 7-Day Yield for the Prime Obligations Portfolio would have been 1.73% as of 11/30/04.

We compare our Portfolios to the iMoneyNet Money Fund Report Averages(TM), which are composites of professionally managed money market investments with similar investment objectives.


PRIME OBLIGATIONS PORTFOLIO  2  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                    PRIME OBLIGATIONS PORTFOLIO
                                                                           ----



                      THIS PAGE INTENTIONALLY LEFT BLANK

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 2004

                                                                   PRIME
Amounts in thousands,                                           OBLIGATIONS
except per share data                                            PORTFOLIO
------------------------------------------------------------    -----------
ASSETS:
Investments, at amortized cost                                  $   556,308
Repurchase agreements, at cost which approximates fair value         86,537
Cash                                                                      1
Interest income receivable                                              995
Receivable from affiliated administrator                                 29
Prepaid and other assets                                                  2
Total Assets                                                        643,872
                                                                -----------
LIABILITIES:
Payable for fund shares redeemed                                         75
Distributions payable to shareholders                                   930
Payable to affiliates:
  Investment advisory fees                                               54
  Co-administration fees                                                 54
  Custody and accounting fees                                             7
  Transfer agent fees                                                     7
Accrued registration fees and other liabilities                          25
Total Liabilities                                                     1,152
                                                                -----------
Net Assets                                                      $   642,720
                                                                -----------
ANALYSIS OF NET ASSETS:
Capital stock                                                   $   642,720
Accumulated undistributed net investment income                           -
Net Assets                                                      $   642,720
                                                                -----------
Net Assets:
  Shares                                                        $   594,224
  Service Shares                                                     48,496

Total Shares Outstanding (no par value, unlimited shares
 authorized):
  Shares                                                            594,225
  Service Shares                                                     48,495

Net Asset Value, Redemption and Offering Price Per Share:
  Shares                                                        $      1.00
  Service Shares                                                       1.00
                                                                -----------


See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO  4  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                     PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF OPERATIONS              FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004

                                                           PRIME
                                                        OBLIGATIONS
Amounts in thousands                                     PORTFOLIO
----------------------------------------------------    -----------
INVESTMENT INCOME:
Interest income                                         $     8,511

EXPENSES:
Investment advisory fees                                        927
Co-administration fees                                          618
Custody and accounting fees                                      73
Transfer agent fees                                              58
Registration fees                                                36
Printing fees                                                    26
Professional fees                                                 5
Trustee fees and expenses                                         6
Shareholder servicing fees                                       88
Other                                                            17
                                                        -----------
Total Expenses                                                1,854
  Less voluntary waivers of
   investment advisory fees                                    (309)
  Less expenses reimbursed by administrator                    (211)
  Less custodian credits                                         (5)
  Net Expenses                                                1,329
                                                        -----------
Net Investment Income                                         7,182
                                                        -----------
Net Increase in Net Assets Resulting from Operations    $     7,182
                                                        -----------


See Notes to the Financial Statements.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  5  PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS                 FOR THE FISCAL YEAR OR PERIOD
                                                              ENDED NOVEMBER 30,

                                                                              PRIME
                                                                           OBLIGATIONS
                                                                            PORTFOLIO

Amounts in thousands                                                  2004         2003 /(2)/
---------------------------------------------------------------   ------------    -----------
OPERATIONS:
Net investment income                                             $      7,182    $       874
  Net Increase in Net Assets Resulting from Operations                   7,182            874
                                                                  ------------    -----------
SHARES TRANSACTIONS: /(1)/
Proceeds from shares sold                                            1,813,004        585,800
Reinvestment of dividends                                                2,661              -
Payments for shares redeemed                                        (1,619,721)      (187,519)
  Net Increase in Net Assets Resulting from Shares Transactions        195,944        398,281
                                                                  ------------    -----------
SERVICE SHARES TRANSACTIONS: /(1)/
Proceeds from shares sold                                              110,553         31,469
Payments for shares redeemed                                           (78,659)       (14,868)
  Net Increase in Net Assets Resulting from Service Shares
   Transactions                                                         31,894         16,601
                                                                  ------------    -----------
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income                                              (6,860)          (842)
  Total Distributions to Shares Shareholders                            (6,860)          (842)
                                                                  ------------    -----------
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income                                                (322)           (32)
  Total Distributions to Service Shares Shareholders                      (322)           (32)
                                                                  ------------    -----------
Total Increase in Net Assets                                           227,838        414,882
NET ASSETS:
Beginning of period                                                    414,882              -
End of period                                                     $    642,720    $   414,882
                                                                  ------------    -----------
Accumulated Undistributed Net Investment Income                   $          -    $         -
                                                                  ------------    -----------

----------
(1) THE NUMBER OF SHARES SOLD, REINVESTED AND REDEEMED APPROXIMATES THE DOLLAR AMOUNT OF TRANSACTIONS.
(2)  COMMENCED OPERATIONS ON AUGUST 21, 2003.


See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO  6  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                     PRIME OBLIGATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS            FOR THE FISCAL YEAR OR PERIOD ENDED NOVEMBER 30,

PRIME OBLIGATIONS PORTFOLIO
                                                          SHARES
                                                ---------------------------
Selected per share data                             2004         2003 /(3)/
---------------------------------------------   -----------     -----------

Net Asset Value, Beginning of Period            $      1.00     $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.01               -
  Total Income from Investment Operations              0.01               -
                                                -----------     -----------
LESS DISTRIBUTIONS PAID:
  From net investment income                          (0.01)              -
    Total Distributions Paid                          (0.01)              -
                                                -----------     -----------
Net Asset Value, End of Period                  $      1.00     $      1.00
                                                -----------     -----------
Total Return /(1)/                                     1.14%           0.26%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period         $   594,224     $   398,281
Ratio to average net assets of: /(2)/
  Expenses, net of waivers and reimbursements          0.20%           0.20%
  Expenses, before waivers and reimbursements          0.29%           0.37%
  Net investment income, net of waivers and
   reimbursements                                      1.18%           0.91%
  Net investment income, before waivers and
   reimbursements                                      1.09%           0.74%
                                                -----------     -----------


                                                          SERVICE
                                                ---------------------------
Selected per share data                             2004         2003 /(4)/
---------------------------------------------   -----------     -----------
Net Asset Value, Beginning of Period            $      1.00     $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.01               -
  Total Income from Investment Operations              0.01               -
                                                -----------     -----------
LESS DISTRIBUTIONS PAID:
  From net investment income                          (0.01)              -
    Total Distributions Paid                          (0.01)              -
                                                -----------     -----------
Net Asset Value, End of Period                  $      1.00     $      1.00
                                                -----------     -----------
Total Return /(1)/                                     0.88%           0.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period         $    48,496     $    16,601
Ratio to average net assets of: /(2)/
  Expenses, net of waivers and reimbursements          0.46%           0.46%
  Expenses, before waivers and reimbursements          0.55%           0.63%
  Net investment income, net of waivers and
   reimbursements                                      0.92%           0.65%
  Net investment income, before waivers and
   reimbursements                                      0.83%           0.48%
                                                -----------     -----------

----------
(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) FOR THE PERIOD AUGUST 21, 2003 (COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 30, 2003. PER SHARE AMOUNTS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS FROM NET INVESTMENT INCOME WERE LESS THAN $0.01 PER SHARE.
(4) FOR THE PERIOD SEPTEMBER 2, 2003 (COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 30, 2003. PER SHARE AMOUNTS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS FROM NET INVESTMENT INCOME WERE LESS THAN $0.01 PER SHARE.

See Notes to the Financial Statements.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  7  PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       SCHEDULE OF INVESTMENTS


       PRIME OBLIGATIONS PORTFOLIO

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
         ASSET-BACKED NOTES - 0.9%
         Auto Receivables - 0.4%
           Honda Auto Receivables Owner Trust,
            Series 2004-1, Class A1,
            1.14%, 4/21/05                              $1,032   $1,032
           Wachovia Auto Owner Trust, Series 2004-A,
            Class A1,
            1.57%, 6/20/05                               1,184    1,184
         --------------------------------------------------------------
                                                                  2,216
         --------------------------------------------------------------
         International Receivables - 0.5%
           Granite Mortgages PLC, FRN, Series 2004-1,
            Class 1A1,
            2.10%, 12/20/04                                250      250
           Permanent Financing PLC, FRN, Series 5,
            Class 1A,
            2.07%, 12/10/04                              3,000    3,000
         --------------------------------------------------------------
                                                                  3,250
         --------------------------------------------------------------
         Total Asset-Backed Notes (Cost $5,466)                   5,466

         CERTIFICATES OF DEPOSIT - 26.4%
         Domestic Depository Institutions - 2.1%
           Washington Mutual Bank, FA, Stockton,
            California,
            1.95%, 12/30/04                              4,000    4,000
           Wells Fargo Bank, N.A., San Francisco,
            California,
            1.84%, 12/1/04                              10,000   10,000
         --------------------------------------------------------------
                                                                 14,000
         --------------------------------------------------------------
         Foreign Depository Institutions - 24.3%
           Alliance & Leicester, London Branch,
            2.30%, 5/9/05                                1,000    1,000
           Banco Bilbao Vizcaya Argentaria,
            London Branch,
            1.94%, 2/28/05                               3,000    3,000
           Bank of Nova Scotia, FRN,
            2.13%, 12/30/04                              4,000    4,000
           Banque Paribas, New York Branch, FRN,
            2.13%, 2/8/05                                4,000    4,000
           Barclays Bank, London Branch,
            1.90%, 2/25/05                               5,000    5,000

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
         CERTIFICATES OF DEPOSIT - 26.4% - CONTINUED
         Foreign Depository Institutions - 24.3% - (continued)
           Barclays Bank PLC, New York Branch, FRN,
            2.02%, 12/13/04                            $1,000   $1,000
            2.05%, 12/20/04                             3,000    2,999
            2.09%, 12/24/04                             5,000    5,000
            2.11%, 12/29/04                             3,000    3,000
            2.13%, 12/31/04                             5,000    5,000
           BNP Paribas, London Branch,
            2.16%, 6/7/05                               3,000    3,000
           BNP Paribas, New York Branch, FRN,
            1.86%, 12/24/04                             4,000    4,000
            2.27%, 2/23/05                              3,000    2,999
           CALYON, New York Branch,
            1.29%, 12/31/04                             1,000    1,000
           CIBC, New York Branch, FRN,
            1.93%, 12/2/04                              5,000    5,000
           Credit Industriel et Commercial,
            New York Branch,
            1.89%, 12/22/04                             3,000    3,000
           Credit Suisse First Boston,
            New York Branch, FRN,
            2.36%, 2/22/05                              4,000    4,001
           Fortis Bank, New York Branch,
            1.94%, 2/28/05                              4,000    4,000
           HBOS Treasury Services, London Branch,
            1.91%, 2/28/05                              6,000    6,000
            2.31%, 5/5/05                               2,000    2,000
           Lloyds Bank, New York Branch,
            1.74%, 12/6/04                              5,000    5,000
           Lloyds TSB Bank, New York Branch, FRN,
            2.00%, 1/25/05                              1,000      999
            2.29%, 2/25/05                              1,000    1,000
           Monte Dei Paschi di Siena, London Branch,
            2.02%, 1/12/05                              3,000    3,000
           National Australia Bank, London Branch,
            1.28%, 4/5/05                               2,000    2,000
           Nordea Bank Finland, New York Branch,
            1.22%, 12/6/04                              5,000    5,000
            2.02%, 12/9/04, FRN                         2,000    2,000
            1.79%, 12/13/04, FRN                        2,000    1,998
            2.08%, 12/20/04, FRN                        2,000    2,000
            2.30%, 2/28/05, FRN                         1,000    1,000

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO 8 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        CERTIFICATES OF DEPOSIT - 26.4% - CONTINUED
        Foreign Depository Institutions - 24.3% - (continued)
          Royal Bank of Canada, New York Branch,
           2.04%, 12/20/04, FRN                         $3,000    $2,999
           2.14%, 12/30/04, FRN                          5,000     5,000
           1.27%, 12/31/04                               1,000     1,000
          Royal Bank of Scotland,
           New York Branch, FRN,
           1.73%, 12/6/04                                3,000     2,998
           2.00%, 12/9/04                                4,000     3,999
          Societe Generale, London Branch,
           1.22%, 12/6/04                                5,000     5,000
           1.76%, 12/23/04                               2,000     2,000
           2.38%, 5/11/05                                2,000     2,000
           2.16%, 6/7/05                                 2,000     2,000
          Societe Generale, New York Branch, FRN,
           1.90%, 12/30/04                               6,000     6,000
           2.15%, 12/30/04                               1,000     1,000
          Toronto Dominion Bank, New York Branch,
           1.12%, 12/29/04                              10,000    10,000
           1.28%, 4/5/05                                 2,000     2,000
           2.30%, 5/3/05                                 5,000     5,000
           2.20%, 6/10/05                                2,000     2,000
          UBS AG, Stamford Branch,
           1.75%, 12/8/04, FRN                           8,000     7,996
           2.53%, 8/9/05                                 1,000     1,000
          Unicredito Italiano, London Branch,
           1.97%, 2/10/05                                1,000     1,000
        ----------------------------------------------------------------
                                                                 155,988
        ----------------------------------------------------------------
        Total Certificates of Deposits (Cost $169,988)           169,988

        COMMERCIAL PAPER - 27.2%
        Auto Receivables - 2.3%
          FCAR1 Owner Trust,
           1.91%, 2/15/05                                2,000     1,992
           2.01%, 3/3/05                                 1,000       995
           2.00%, 3/7/05                                 2,000     1,989
           2.14%, 3/15/05                                5,000     4,969
          Ford Credit Floorplan Master Owner Trust A,
           Motown Funding LLC, Series 2002-1, /(1)/
           1.91%, 12/10/04                               2,000     1,999
           1.94%, 12/16/04                               3,000     2,998
        ----------------------------------------------------------------
                                                                  14,942
        ----------------------------------------------------------------

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
         COMMERCIAL PAPER - 27.2% - CONTINUED
         Credit Card Master Trusts - 2.8%
           Citibank Credit Card Master Trust, Dakota
            Certificates,
            1.89%, 12/1/04                             $1,000   $1,000
            2.05%, 12/10/04                             1,000      999
            1.93%, 12/14/04                             3,000    2,998
            2.22%, 1/18/05                              2,000    1,994
           MBNA Credit Card Master Trust, Emerald
            Certificates, /(1)/
            1.91%, 12/9/04                              5,000    4,998
            1.93%, 12/15/04                             1,000      999
            2.08%, 1/5/05                               5,000    4,990
         -------------------------------------------------------------
                                                                17,978
         -------------------------------------------------------------
         Foreign Depository Institutions - 1.1%
           Barclays U.S. Funding, Inc.,
            1.96%, 12/15/04                             3,000    2,998
           Northern Rock,
            2.13%, 2/3/05                               4,000    3,985
         -------------------------------------------------------------
                                                                 6,983
         -------------------------------------------------------------
         International Receivables - 0.3%
           Bills Securitization Ltd.,
            1.89%, 2/18/05                              2,000    1,992
         -------------------------------------------------------------
         Multi-Seller Conduits - 14.0%
           Amstel Funding Corp.,
            1.75%, 12/6/04                              3,000    2,999
            2.00%, 12/27/04                             4,000    3,994
            1.83%, 12/30/04                             2,000    1,997
            1.89%, 1/31/05                              3,000    2,990
            1.94%, 2/14/05                              1,000      996
            2.00%, 3/17/05                              5,282    5,251
           Bryant Park Funding LLC,
            1.94%, 12/6/04                              5,000    4,999
           Charta Corp.,
            2.00%, 1/6/05                              10,000    9,980
            2.14%, 2/4/05                               5,000    4,981
           Corporate Receivables Corp.,
            2.07%, 1/5/05                               3,000    2,994
           Edison Asset Securitization,
            1.84%, 12/13/04                             3,000    2,998
            2.00%, 3/15/05                              6,000    5,965
           Eiffel Funding LLC,
            2.10%, 1/5/05                               4,000    3,992
            2.08%, 1/25/05 /(1)/                       10,000    9,968

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       SCHEDULE OF INVESTMENTS


       PRIME OBLIGATIONS PORTFOLIO (continued)

                                                     PRINCIPAL
                                                      AMOUNT   VALUE
                                                      (000S)   (000S)
         COMMERCIAL PAPER - 27.2% - CONTINUED
         Multi-Seller Conduits - 14.0% - (continued)
           Legacy Capital LLC,
            2.29%, 2/15/05                            $1,000      $995
            2.03%, 3/4/05                              2,000     1,989
           Lexington Parker Capital,
            1.73%, 12/1/04, FRN                        1,000     1,000
            2.04%, 12/14/04, FRN                       1,000     1,000
            2.07%, 1/25/05                             1,000       997
            2.00%, 3/1/05 /(1)/                        5,000     4,975
           Sheffield Receivables Corp., FRN,
            2.13%, 12/27/04                            1,000     1,000
           Variable Funding,
            2.08%, 12/1/04                            10,000    10,000
           Victory Receivables Corp.,
            1.99%, 12/1/04                             4,000     4,000
         -------------------------------------------------------------
                                                                90,060
         -------------------------------------------------------------
         Non-Depository Personal Credit - 0.8%
           General Electric Capital Corp.,
            1.99%, 3/8/05                              5,000     4,973
         -------------------------------------------------------------
         Structured Investment Vehicles - 5.9%
           CC U.S.A., Inc.,
            2.02%, 3/10/05                             3,000     2,983
           Dorada Finance, Inc.,
            2.14%, 2/1/05                              1,000       996
           Grampian Funding Ltd.,
            1.85%, 12/13/04                            4,000     3,997
            1.77%, 12/29/04                            1,000       999
           Mane Funding Corp.,
            2.22%, 1/18/05                             1,000       997
           Sigma Finance, Inc.,
            1.97%, 1/4/05                              6,000     5,989
           Solitaire Funding LLC,
            1.94%, 12/20/04                            3,000     2,997
           Surrey Funding Corp.,
            2.07%, 1/20/05                             3,000     2,991
            2.13%, 2/2/05                              5,000     4,981
            2.13%, 2/3/05                              3,000     2,989
           White Pine Finance LLC,
            1.95%, 12/2/04, FRN                        1,000     1,000
            2.05%, 12/15/04, FRN                       2,000     2,000
            2.04%, 3/21/05                             5,000     4,969
         -------------------------------------------------------------
                                                                37,888
         -------------------------------------------------------------
         Total Commercial Paper (Cost $174,816)                174,816

                                                     PRINCIPAL
                                                      AMOUNT   VALUE
                                                      (000S)   (000S)
          CORPORATE NOTES/BONDS - 19.9%
          Bank Holding Companies - 0.8%
            JP Morgan Chase & Co., FRN,
             2.61%, 2/24/05                           $5,000   $5,003
          -----------------------------------------------------------
          Domestic Depository Institutions - 4.4%
            American Express Bank, FSB, FRN,
             2.15%, 12/29/04                           1,000    1,000
            American Express Centurion Bank, FRN,
             2.05%, 12/13/04                           3,000    3,000
             2.14%, 12/29/04                           1,000    1,000
            Bank One, N.A., FRN,
             1.87%, 12/14/04                           1,000    1,000
             2.20%, 2/3/05                             3,000    3,000
            Fifth Third Bank, FRN,
             2.00%, 12/16/04                           1,000    1,000
            National City Bank, Cleveland, FRN,
             1.92%, 12/1/04                            2,000    2,000
             2.08%, 12/20/04                           1,000    1,000
             2.19%, 2/9/05                             5,000    5,001
             2.26%, 2/22/05                            7,000    6,999
            U.S. Bank, N.A.,
             1.82%, 12/6/04, FRN                       2,000    2,001
             1.27%, 1/10/05                            1,000    1,000
          -----------------------------------------------------------
                                                               28,001
          -----------------------------------------------------------
          Foreign Depository Institutions - 2.6%
            HBOS Treasury Services PLC, FRN, /(1)/
             1.89%, 12/10/04                           1,000    1,000
             2.17%, 1/31/05                            2,000    2,001
            Nationwide Building Society, FRN, /(1)/
             1.96%, 12/28/04                           2,000    2,000
            Royal Bank of Canada, FRN,
             2.10%, 12/10/04                           8,000    8,001
            UBS AG Stamford, Connecticut, FRN,
             1.82%, 12/22/04                           3,000    2,998
            Westpac Banking Corp., FRN,
             1.85%, 12/13/04                           1,000    1,000
          -----------------------------------------------------------
                                                               17,000
          -----------------------------------------------------------
          Insurance Carriers - 2.6%
            ASIF Global Financing XV, FRN, /(1)/
             1.99%, 12/2/04                            7,000    7,011
            MET Life GIC Backed, FRN,
             2.14%, 12/15/04                          10,000   10,000
          -----------------------------------------------------------
                                                               17,011
          -----------------------------------------------------------

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO 10 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



                                                     PRINCIPAL
                                                      AMOUNT   VALUE
                                                      (000S)   (000S)
         CORPORATE NOTES/BONDS - 19.9% - CONTINUED
         Non-Depository Personal Credit - 2.8%
           American General Finance Corp., FRN,
            2.29%, 12/17/04                           $1,000    $1,000
           American Honda Finance, FRN, /(1)/
            2.14%, 2/4/05                              1,000     1,000
           General Electric Capital Corp., FRN,
            2.18%, 12/6/04                             2,000     2,001
            2.17%, 12/9/04                             2,000     2,001
            2.01%, 12/15/04                            6,000     6,003
            2.30%, 2/3/05                              1,000     1,000
           Toyota Motor Credit Corp., FRN,
            1.87%, 12/23/04                            5,000     5,000
         -------------------------------------------------------------
                                                                18,005
         -------------------------------------------------------------
         Security and Commodity Brokers - 4.4%
           Goldman Sachs Group,
            2.17%, 3/28/05                             4,000     4,000
           Lehman Brothers Holdings, FRN,
            2.19%, 1/22/05                             2,000     2,002
           Merrill Lynch & Co., FRN, MTN,
            2.03%, 12/6/04                             5,000     5,000
            2.26%, 12/10/04                            2,000     2,005
            2.24%, 12/13/04                            2,000     2,002
            2.27%, 12/13/04                            1,150     1,153
            2.51%, 2/23/05                             4,000     4,004
           Morgan Stanley, FRN,
            2.10%, 12/15/04                            3,000     3,000
            2.20%, 12/29/04                            5,000     5,000
         -------------------------------------------------------------
                                                                28,166
         -------------------------------------------------------------
         Structured Investment Vehicles - 2.3%
           Beta Finance, Inc., FRN, MTN, /(1)/
            2.04%, 12/15/04                            1,000     1,000
            2.01%, 1/18/05                             3,000     3,000
           CC U.S.A., Inc., FRN, MTN, /(1)/
            2.07%, 12/9/04                             1,000     1,000
            2.26%, 2/22/05                             6,000     5,999
           Dorada Finance, Inc., FRN, /(1)/
            2.21%, 2/14/05                             4,000     4,000
         -------------------------------------------------------------
                                                                14,999
         -------------------------------------------------------------
         Total Corporate Notes/Bonds (Cost $128,185)           128,185

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        EURODOLLAR TIME DEPOSITS - 3.3%
        Foreign Depository Institutions - 3.3%
          Banco Popular Espanol, Madrid,
           1.75%, 12/9/04                               $2,000   $2,000
           2.05%, 3/10/05                                2,000    2,000
          Dexia Bank Belgium, Brussels,
           2.00%, 3/7/05                                 3,000    3,000
          HBOS Treasury Services, London,
           2.02%, 3/9/05                                 2,000    2,000
          LIoyds Bank, London,
           2.08%, 12/1/04                               10,000   10,000
           2.04%, 3/10/05                                2,000    2,000
        ---------------------------------------------------------------
        Total Eurodollar Time Deposits (Cost $21,000)            21,000

        MUNICIPAL INVESTMENTS - 1.2%
        Administration of Environmental and Housing Programs - 0.8%
          State of Texas G.O. Taxable, Veterans' Land
           Refunding Bonds, Series 2000A,
           2.07%, 12/7/04                                5,000    5,000
        ---------------------------------------------------------------
        Engineering, Accounting and Management - 0.4%
          California PCR Environmental Improvement
           Taxable CP, Series 1997,
           Browning Ferris Project,
           1.95%, 12/2/04                                3,000    3,000
        ---------------------------------------------------------------
        Total Municipal Investments (Cost $8,000)                 8,000

        U.S. GOVERNMENT AGENCIES - 7.6% /(2)/
        Fannie Mae - 5.1%
          FNMA Discount Notes,
           1.92%, 12/22/04                              15,000   14,983
           2.04%, 1/3/05                                 2,000    1,996
           2.19%, 4/20/05                                3,000    2,974
          FNMA FRN,
           1.74%, 12/9/04                                5,000    4,997
           2.08%, 2/7/05                                 6,000    5,995
          FNMA Note,
           1.36%, 5/3/05                                 2,000    1,998
        ---------------------------------------------------------------
                                                                 32,943
        ---------------------------------------------------------------

See Notes to the Financial Statements.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2004


       PRIME OBLIGATIONS PORTFOLIO (continued)

                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
        U.S. GOVERNMENT AGENCIES - 7.6% /(2)/ - CONTINUED
        Federal Home Loan Bank - 1.7%
          FHLB Discount Note,
           2.24%, 5/4/05                               $5,000   $  4,952
          FHLB FRN,
           1.96%, 1/5/05                                5,000      5,000
          FHLB Note,
           1.55%, 12/8/04                               1,000      1,000
        ----------------------------------------------------------------
                                                                  10,952
        ----------------------------------------------------------------
        Freddie Mac - 0.8%
          FHLMC Discount Note,
           2.19%, 4/19/05                               5,000      4,958
        ----------------------------------------------------------------
        Total U.S. Government Agencies (Cost $48,853)             48,853
        ----------------------------------------------------------------
        Investments, at Amortized Cost ($556,308)                556,308

                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)
      REPURCHASE AGREEMENTS - 13.5%
      (Colld. at a minimum of 102% by U.S. Government/Agency Securities)
      Repurchase Agreements - 13.5%
        Lehman Brothers, Inc., dated 11/30/04,
         repurchase price $86,542
         2.09%, 12/1/04                                 $86,537   $86,537
      --------------------------------------------------------------------
      Total Repurchase Agreements (Cost $86,537)                   86,537
      --------------------------------------------------------------------
      Total Investments - 100.0% (Cost $642,845) /(3)/            642,845
         Liabilities less Other Assets - (0.0)%                      (125)
      --------------------------------------------------------------------
      NET ASSETS - 100.0%                                        $642,720

(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, the value of these securities amounted to approximately $58,938,000 or 9.2% of net assets.
(2)The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(3)The cost for federal income tax purposes was $642,845.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO 12 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                    PRIME OBLIGATIONS PORTFOLIO
                                                                           ----
       ABBREVIATIONS AND OTHER INFORMATION
                                                              NOVEMBER 30, 2004



The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

Amortized cost also represents cost for federal income tax purposes.

   EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Colld. Collateralized

CP     Commercial Paper

FHLB   Federal Home Loan Bank

FHLMC  Freddie Mac

FNMA   Fannie Mae

FRN    Floating Rate Notes

GIC    Guaranteed Investment
       Contract

G.O.   General Obligation

MTN    Medium Term Notes

PCR    Pollution Control Revenue

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       NOTES TO THE FINANCIAL STATEMENTS




1   ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 23 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Prime Obligations Portfolio (the "Portfolio") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, N.A. ("NTI"), a direct subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for the Prime Obligations Portfolio. Northern Trust also serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

The Portfolio is authorized to offer three classes of shares: Shares, Service Shares and Premier Shares. At November 30, 2004, Shares and Service Shares were outstanding.

2   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Short-term investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JP Morgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago.

C) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method.

D) EXPENSES - The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses that are not directly attributable to the Portfolio are typically allocated among the Portfolios of the Trust based on each Portfolio's relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS - The Portfolio's net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset value of the Portfolio.

F) FEDERAL INCOME TAXES - It is the Portfolio's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders. Therefore, no provision is made for federal income taxes.

At November 30, 2004, the tax components of undistributed net investment income and realized gains, including amounts

PRIME OBLIGATIONS PORTFOLIO 14 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



declared but not yet paid for federal income tax purposes, is as follows:

                                           UNDISTRIBUTED
                                             ORDINARY
                       Amount in thousands    INCOME*
                       ---------------------------------
                        Prime Obligations      $930
                       ---------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

 The tax character of distributions paid during the fiscal year November 30, 2004 is as follows:

                                          DISTRIBUTED FROM
                                              ORDINARY
                      Amount in thousands     INCOME*
                      ------------------------------------
                       Prime Obligations       $6,537
                      ------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 0.15% of the Portfolio's average daily net assets. Until further notice, the investment adviser has voluntarily agreed to waive 0.05% of the advisory fee. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2004, reduced advisory fees as shown in the accompanying Statement of Operations.

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class of the Portfolio; (b) 0.01% of the average daily net asset value of the outstanding Service Shares Class of the Portfolio.

Class specific Transfer Agent Fees for the fiscal year ended November 30, 2004, were as follows:

                   Amounts in thousands SHARES SERVICE SHARES
                   ------------------------------------------
                    Prime Obligations    $54         $4
                   ------------------------------------------

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board.

The Portfolio has entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. Custodian credits are reflected in the Portfolio's Statement of Operations.

4   ADMINISTRATION, DISTRIBUTION AND OTHER
    AGREEMENTS
NTI and PFPC, the co-administrators of the Portfolio, are entitled to a monthly co-administration fee at the annual rate of 0.10% of the Portfolio's average daily net assets. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of the Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent for all shares, payments under the Service Plan for the Portfolio's Service Shares and certain extraordinary expenses, exceed on an annualized basis 0.10% of the Portfolio's average daily net assets, NTI as co-administrator will voluntarily reimburse the Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2004, under such agreements are shown in the accompanying Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolio, received no compensation under its distribution agreement.

Certain officers of the Trust are also officers of Northern Trust. All officers serve without compensation from the Portfolio. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued registration fees and other liabilities" in the Statement of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2004, the amount payable was less than $1,000.

5   SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions under which they will render certain

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)
                                                              NOVEMBER 30, 2004



administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25% and 0.50% of the average daily net asset value of the outstanding Service and Premier Shares, respectively. Class specific Shareholder Servicing Fees for the fiscal year ended November 30, 2004, were $88,000 for the Service Shares. At November 30, 2004, the Trust had not issued any Premier Shares of the Portfolio.

6   BANK LOANS
The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50% above the federal funds rate, (ii) 0.45% above IBOR (Inter Bank Offer
Rate) or (iii) 0.45% above LIBOR (London Interbank Offering Rate), at the option of the Trust and in accordance with the terms of the agreement.

The Portfolio had no borrowings under the credit line during the fiscal year ended November 30, 2004.

PRIME OBLIGATIONS PORTFOLIO 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                    PRIME OBLIGATIONS PORTFOLIO
                                                                           ----
       REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE NORTHERN INSTITUTIONAL FUNDS SHAREHOLDERS AND BOARD OF TRUSTEES:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Prime Obligations Portfolio of the Northern Institutional Funds as of November 30, 2004, and the related statement of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of the investments owned at November 30, 2004 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Obligations Portfolio at November 30, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Chicago, Illinois
January 14, 2005

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       FUND EXPENSES
                                                  NOVEMBER 30, 2004 (UNAUDITED)



As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2004 through November 30, 2004.

ACTUAL EXPENSES
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/04 - 11/30/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Prime Obligations

                                 BEGINNING  ENDING
                                  ACCOUNT  ACCOUNT       *EXPENSES
                         EXPENSE   VALUE    VALUE          PAID
          SHARES          RATIO   6/1/04   11/30/04  6/1/04 - 11/30/04
          ------------------------------------------------------------
           Actual         0.20%  $1,000.00 $1,006.80       $1.00
           Hypothetical   0.20%  $1,000.00 $1,024.00       $1.01**
          ------------------------------------------------------------

          SERVICE SHARES
          ------------------------------------------------------------
           Actual         0.46%  $1,000.00 $1,005.50       $2.31
           Hypothetical   0.46%  $1,000.00 $1,022.70       $2.33**
          ------------------------------------------------------------

* Expenses are calculated using the Portfolio's annualized expense ratio, which represents ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2004. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.
** Hypothetical expenses are based on the Portfolio's actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

PRIME OBLIGATIONS PORTFOLIO 18 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                    PRIME OBLIGATIONS PORTFOLIO
                                                                           ----
       TRUSTEES AND OFFICERS
                                                              NOVEMBER 30, 2004



Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 52 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 23 portfolios and Northern Funds offers 29 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and President of         . PepsiAmericas (a soft
Age 69                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson Tull, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, LLC (a management
                           advisory services and private
                           investment company) since 2001;
                         . Chairman and Director of
                           Hussmann International, Inc. (a
                           refrigeration company) from 1998
                           to 2000.
-----------------------------------------------------------------------------------------
Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm  . None
Age 64                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1996;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company);
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company);
                         . Trustee at Dominican University.
-----------------------------------------------------------------------------------------
William J. Dolan, Jr.    . Financial Consultant at Ernst &   . None
Age 72                     Young LLP (an accounting firm)
Trustee since 2000         from 1992 to 1993 and 1997;
                         . Partner of Arthur Andersen LLP
                           (an accounting firm) from 1966
                           to 1989.
-----------------------------------------------------------------------------------------
Sharon Gist Gilliam      . Executive Vice President of       . None
Age 61                     Unison-Maximus, Inc. (an
Trustee since 2001         aviation and governmental
                           consulting company).
-----------------------------------------------------------------------------------------
Sandra Polk Guthman      . CEO of Polk Bros. Foundation (an  . None
Age 60                     Illinois not-for-profit
Trustee since 1997         corporation) since 1993.
                         . Director of MBIA Insurance Corp.
                           of Illinois (a municipal bond
                           insurance company) since 1994.
-----------------------------------------------------------------------------------------
Michael E. Murphy        . President of Sara Lee Foundation  . Coach, Inc.;
Age 68                     (philanthropic organization)      . Payless Shoe Source,
Trustee since 2000         from 1997 to 2001.                 Inc. (a retail shoe store
                                                              business);
                                                             . GATX Corporation
                                                              (a railroad holding
                                                              company);
                                                             . Bassett Furniture
                                                              Industries, Inc.
                                                              (a furniture
                                                              manufacturer).
-----------------------------------------------------------------------------------------
Richard P. Strubel       . Vice Chairman, President and      . Gildan Activewear,
Age 65                     Chief Operating Officer of UNext   Inc. (an athletic
Trustee since 1982         Inc. (a provider of educational    clothing marketing
                           services via the Internet) since   and manufacturing
                           2003 and 1999, respectively;       company);
                         . Director of Cantilever            . Goldman Sachs
                           Technologies (a private software   Mutual Fund
                           company) since 1999;               Complex (63
                         . Trustee at The University of       portfolios).
                           Chicago since 1987;
                         . Managing Director of Tandem
                           Partners, Inc. (a privately held
                           management services firm) until
                           1999.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       TRUSTEES AND OFFICERS (continued)




  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
Mary Jacobs Skinner, Esq./(3)/ . Partner in the law firm of        . None
Age 47                           Sidley Austin Brown & Wood.
Trustee since 2000
--------------------------------------------------------------------------------------

Stephen Timbers/(3)/           . Vice Chairman of Northern Trust   . USF Corporation;
Age 60                           Corporation and The Northern      . Calamos Mutual
Trustee since 2000               Trust Company from 2003 to 2004;   Fund Complex (12
                               . President and Chief Executive      portfolios).
                                 Officer of Northern Trust
                                 Investments, N.A. from 2001 to
                                 2004;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation
                                 and Executive Vice President of
                                 The Northern Trust Company from
                                 1998 to 2004.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the 1940 Act. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation; and Mr. Timbers because he is a former officer, director, employee and is a shareholder of Northern Trust Corporation and/or its affiliates.

PRIME OBLIGATIONS PORTFOLIO 20 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004




  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                             FIVE YEARS
-----------------------------------------------------------------------
Lloyd A. Wennlund                   . Executive Vice President since
Age: 47                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60675                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President of Northern Trust
                                      Securities, Inc., and Managing
                                      Executive, Mutual Funds for
                                      Northern Trust Global
                                      Investments since 1989.
-----------------------------------------------------------------------

Eric K. Schweitzer                  . Senior Vice President at
Age: 43                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60675                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000; Managing Director of
                                      Mutual Funds for US Bancorp from
                                      1997 to 2000.
-----------------------------------------------------------------------

Brian Ovaert                        . Senior Vice President and
Age: 43                               Department Head at The Northern
50 South LaSalle Street               Trust Company overseeing Fund
Chicago, IL 60675                     Accounting, Transfer Agent and
Treasurer since 2002                  Fund Administration functions
                                      since 1998.
-----------------------------------------------------------------------

Susan J. Hill                       . Senior Vice President of
Age: 48                               Compliance of Northern Trust
50 South LaSalle Street               Global Investments
Chicago, IL 60675                     Administration since 2004; Vice
Chief Compliance Officer since 2004   President of Compliance of
                                      Northern Trust Global
                                      Investments Administration since
                                      2000; Vice President at Van
                                      Kampen Investments from 1992 to
                                      2000.
-----------------------------------------------------------------------

Wes L. Ringo                        . Senior Vice President of
Age: 53                               Northern Trust Investments, N.A.
50 South LaSalle Street               and Compliance Director of
Chicago, IL 60675                     Northern Trust Securities, Inc.
Anti-Money Laundering                 since 2001; Managing Director,
Compliance Officer since 2002         Assistant General Counsel and
                                      Director of Regulatory Affairs
                                      of U.S. Bancorp Piper Jaffrey
                                      from 1996 to 2001.
-----------------------------------------------------------------------

Brian R. Curran                     . Vice President and Director of
Age: 37                               Fund Administration at PFPC Inc.
4400 Computer Drive                   since 1997.
Westborough, MA 01581
Vice President since 1999
-----------------------------------------------------------------------

Stuart Schuldt                      . Senior Vice President and
Age: 42                               Division Manager of Fund
50 South LaSalle Street               Administration and Fund
Chicago, IL 60675                     Accounting at The Northern Trust
Assistant Treasurer since 2002        Company.

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       TRUSTEES AND OFFICERS (continued)
                                                              NOVEMBER 30, 2004






NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------

Jeffrey A. Dalke, Esq.         . Partner in the law firm of
Age: 54                          Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000
------------------------------------------------------------------

Linda J. Hoard, Esq.           . Senior Counsel and Vice
Age: 57                          President at PFPC Inc. since
4400 Computer Drive              1998.
Westborough, MA 01581
Assistant Secretary since 1999
------------------------------------------------------------------

Lori V. Russell, Esq.          . Associate Counsel and Director
Age: 33                          at PFPC Inc. since 2002;
4400 Computer Drive              Associate Counsel at Investors
Westborough, MA 01581            Bank & Trust Company (a
Assistant Secretary since 2003   financial service provider) from
                                 2001 to 2002; Manager in the
                                 Regulatory Administration
                                 Department of PFPC Inc. prior
                                 thereto.
------------------------------------------------------------------

PRIME OBLIGATIONS PORTFOLIO 22 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                    PRIME OBLIGATIONS PORTFOLIO
                                                                           ----
       FOR MORE INFORMATION
                                                              NOVEMBER 30, 2004



  PORTFOLIO HOLDINGS
  Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Form N-Q will be available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

  PROXY VOTING
  A description of Northern Institutional Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800/637-1380.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 23 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----



                      THIS PAGE INTENTIONALLY LEFT BLANK

PRIME OBLIGATIONS PORTFOLIO  24 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT


                                                                NIF ANR MPO 1/05
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   (C)2005 Northern Institutional Funds
   Northern Funds Distributors, LLC, not affiliated with Northern Trust



               50 South LaSalle Street
               P.O. Box 75986
               Chicago, Illinois 60675-5986
               800/637-1380
               northerninstitutionalfunds.com


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                                                               NOVEMBER 30, 2004

NORTHERN INSTITUTIONAL FUNDS
Fixed Income Portfolios

                                   [GRAPHIC]

                                  Annual Report

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TRUST NORTHERN for investment solutions
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                               [LOGO APPEARS HERE]

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                                     [PHOTO]
                                 a MESSAGE from
                               Orie L. Dudley Jr.

                            CHIEF INVESTMENT OFFICER
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THE BOND MARKET EXHIBITED three distinct trends during the 12 months ended
November 30, 2004, in each case responding to changed investor perceptions about the outlook for U.S. economic growth. Treasury yields declined through the first four months of the reporting period amid an economy that was expanding but not generating many new jobs. During April, May and June, however, non-farm payrolls jumped by approximately 850,000 jobs -- a strong upward trend. This improvement caused a rapid sell-off in the Treasury market, reflecting investors' anticipation that the Federal Reserve would likely need to aggressively raise interest rates. From its low of 3.68 percent on March 17, the 10-year Treasury note rose to a peak of 4.87 percent on June 14 -- a noteworthy jump in such a short time. The Fed did indeed begin a trend of well-telegraphed tightening moves soon thereafter, initially raising rates by one-quarter point.

From mid-May through November 30, market yields reversed course and again headed lower as investors embraced a new view that the economic cycle would be atypically moderate and long tenured, marked by continued sub-par job growth and subdued inflation. This shift dampened fears that the Fed would need to move more aggressively in raising rates. In all, by November 30, the Fed had increased the federal funds rate to just 2 percent in four quarter-point moves.
By the end of the reporting period, the market yield on the 10-year Treasury had fallen back to 4.36 percent, nearly the same as its year ago level of 4.32 percent. In contrast, the shorter end of the Treasury curve -- which is highly sensitive to Fed actions -- experienced rising yields. This resulted in a flatter overall yield curve.

Corporate and high yield bonds and emerging markets debt -- all of which benefit from stronger economic growth -- were exceptional bright spots within the bond market during the reporting period. The corporate and high yield sectors were boosted by investors' hunger for yield as well as continued improvements in company balance sheets. Increases in earnings and free cash flows facilitated debt reduction, allowing the debt-to-equity ratio for corporate America to decline for the third straight year in 2004. Meanwhile, emerging market debt continued to improve as rising export volumes and soaring commodity prices helped several countries improve their fiscal positions.

Given Treasury bonds' typically negative response to GDP expansion, Fed policy tightening, big budget deficits, rising oil prices and a falling dollar -- one would have expected market bond yields to be rising dramatically. There are two schools of thought as to why fixed- income markets performed relatively well.
The first is that the bond market was portending a future slowdown in economic growth. This conclusion may be too simplistic, however, since numerous other indicators supported an outlook of sustainable growth. More likely was the view that current bond yields reflected the widespread expectation that today's low measured inflation would be maintained well into the future.

The Federal Reserve's preferred indicator of inflation -- the PCE (personal co-sumption expenditures) -- was less than 1.5 percent at the end of the reporting period. This is well within the monetary authority's targeted range of 1 to 2 percent and, considering the strength and longevity of the economic expansion, quite encouraging on a forward looking basis. Accordingly, while bond investors believe the Federal Reserve will continue to tighten monetary policy at a measured pace, they think such actions reflect the Fed's desire to normalize still historically low short-term interest rates amid an environment of good economic growth, not an indication that inflation is poised to overheat.

While the bond market always remains vulnerable to unexpected developments, especially given investors' exaggerated focus on near-term news and discrete economic data points, the current environment should continue to be generally supportive for bond investors.

Sincerely,


/s/ Orie L. Dudley Jr.
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Orie L. Dudley Jr.
Chief Investment Officer
Northern Trust

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                                                        FIXED INCOME PORTFOLIOS
                                                                           ----
       TABLE OF CONTENTS



The report has been prepared for the general information of Northern
Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern
Institutional Funds prospectus, which contains more complete information about
Northern Institutional Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not the Portfolio.

Performances of the Portfolios are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Northern Fund Distributors, LLC, not affiliated with Northern Trust.

                        --------------------------------
                                NOT FDIC INSURED
                        --------------------------------
                        May lose value/No bank guarantee
                        --------------------------------
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

 2  PORTFOLIO MANAGEMENT COMMENTARY

10  STATEMENTS OF ASSETS AND LIABILITIES

12  STATEMENTS OF OPERATIONS

14  STATEMENTS OF CHANGES IN NET ASSETS

16  FINANCIAL HIGHLIGHTS

    SCHEDULES OF INVESTMENTS

    26          INTERNATIONAL BOND PORTFOLIO

    28          BOND PORTFOLIO

    38          CORE BOND PORTFOLIO

    45          U.S. TREASURY INDEX PORTFOLIO

    46          INTERMEDIATE BOND PORTFOLIO

    51          SHORT-INTERMEDIATE BOND PORTFOLIO

    55          U.S. GOVERNMENT SECURITIES PORTFOLIO

56  NOTES TO THE FINANCIAL STATEMENTS

62  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

64  FUND EXPENSES

66  TRUSTEES AND OFFICERS

70  FOR MORE INFORMATION

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 FIXED INCOME PORTFOLIOS

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INTERNATIONAL BOND PORTFOLIO
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PORTFOLIO MANAGEMENT COMMENTARY
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During the 12-month period ended November 30, 2004, the global economy worked through some of the imbalances caused by previous years' over-investments in productive capacity. Growth indicators have generally returned to long-term historical averages while global inflation remains contained. Imbalances still do exist across the globe, providing continuing challenges to governments and central banks worldwide.

Yield curves generally flattened during the period, with either longer-dated maturities moving lower (Europe, U.K., Sweden and Canada) or shorter-dated maturities moving higher (U.S.). These moves were substantial, with flattening in the one- to 10-year area of between 55 basis points (Eurozone) and 120 basis points (U.S.). However, the Japanese yield curve steepened slightly as Japan's recovery stalled toward the end of the calendar year. Currency markets were volatile throughout the period, with sharp depreciation of the U.S. dollar into the end of 2003, followed by significant appreciation in the first and second quarters of 2004. The dollar's downtrend resumed in October, when investor concerns relating to the U.S.'s twin deficits triggered a fall of over 9 percent versus an index of major currencies.

The Portfolio returned 13.94 percent for the period, compared with a benchmark return of 15.29 percent. We maintained an underweight duration profile during the period in expectation of flatter, higher yield curves, rather than the flatter, lower yield curves we experienced. The Portfolio was also positioned for a weakening dollar and thus did not benefit from dollar appreciation during the first half of 2004.

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INVESTMENT PERFORMANCE
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AVERAGE ANNUAL RETURNS FOR PERIOD ENDED NOVEMBER 30, 2004

                                                                    J.P. MORGAN
                                              CLASS A   CLASS D   NON-U.S. GOV'T
TOTAL RETURN                                   SHARES   SHARES*     BOND INDEX
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ONE YEAR                                       13.94%    13.53%       15.29%
FIVE YEAR                                       7.51      7.26         8.38
TEN YEAR                                        6.66      6.53**       7.38
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*For Class D shares, performance from 8/23/99 through 9/4/02 is that of Class A shares. Because the fees and expenses of Class D shares are higher than those of Class A shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

**Since inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

-----------------------------

PORTFOLIO MANAGER
-----------------------------
WAYNE G. BOWERS
-----------------------------

FUND FACTS (AS OF 11/30/04)

TICKER SYMBOL           BIBAX

INCEPTION DATE
CLASS A SHARES        3/28/94
CLASS D SHARES       11/20/95

TOTAL NET ASSETS   $4,469,333

NET ASSET VALUE
CLASS A SHARES     $    20.82
CLASS D SHARES          20.98

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GROWTH OF A $10,000 INVESTMENT
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CLASS A SHARES

                                     [CHART]

                                   Line Chart

International Bond

                      JP Morgan Non-
                       US Govt Bond
              Fund         Index
             ------   --------------
 3/28/1994   10,000       10,000
             10,405       10,374
             12,299       12,413
             13,464       13,298
             13,052       12,840
             14,599       14,642
             13,801       14,138
             12,982       13,207
             13,735       13,712
             14,706       15,327
             17,399       18,343
11/30/2004   19,824       21,139

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The J.P. Morgan Non-U.S. Government Bond Index is an unmanaged index of prices of non-U.S. Government bonds with maturities of one to thirty years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility.

The Portfolio is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

FIXED INCOME PORTFOLIOS   2   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

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BOND PORTFOLIO
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PORTFOLIO MANAGEMENT COMMENTARY
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The major events of the 12-month period ended November 30, 2004 have been skyrocketing oil prices, the dramatic decrease in the value of the dollar and the flattening yield curve. Led by the Federal Reserve tightening which began in June of 2004, yields on shorter maturity Treasuries have increased, with two-year rates rising 100 basis points and five-year rates rising basis points. However, after trading in a very wide range, 10-year rates closed nearly unchanged over the period.

The surprisingly strong performance by longer-dated Treasuries has been fueled by contained inflation expectations. Perversely, the market has taken comfort in the view that higher oil prices may result in reduced growth and therefore lower inflation. Also, atypically, the weakening dollar has been supportive for rates as it has driven foreign central banks to increase their Treasury holdings. Overall, corporate and agency issues performed well during the period, as demand for securities with higher yields remained strong and corporate earnings growth remained robust.

While global economic uncertainty and erratic Treasury markets created a challenging environment, bond investment returns were attractive. The Portfolio's total return for the period was 5.02 percent, exceeding the
4.44 percent return of the benchmark. Our positive performance was driven by a cautious duration stance and by our holdings in non-investment rated corporate issuers. Investment returns were also bolstered by overweight exposure to higher quality corporate, asset-backed and commercial mortgage issues, as well as the opportunistic trading of mortgage-backed securities.

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INVESTMENT PERFORMANCE
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AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2004

                                                                        LEHMAN
                                        CLASS A   CLASS C   CLASS D    AGGREGATE
TOTAL RETURN                             SHARES    SHARES    SHARES   BOND INDEX
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ONE YEAR                                 5.02%     4.76%     4.61%       4.44%
FIVE YEAR                                6.81      6.57      6.34        7.41
TEN YEAR                                 7.70      7.46*     7.25        7.69
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*Since inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

---------------------------------

PORTFOLIO MANAGERS
---------------------------------
COLIN A. ROBERTSON
MATTHEW TOMS
---------------------------------

FUND FACTS (AS OF 11/30/04)

TICKER SYMBOL               BBPAX

INCEPTION DATE
CLASS A SHARES            1/11/93
CLASS C SHARES             7/3/95
CLASS D SHARES            9/14/94

TOTAL NET ASSETS     $373,866,238

NET ASSET VALUE
CLASS A SHARES       $      20.14
CLASS C SHARES              20.14
CLASS D SHARES              20.10

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GROWTH OF A $10,000 INVESTMENT
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CLASS A SHARES

                                     [CHART]

                                   Line Chart

Bond

                      Lehman Bros.
                        Aggregate
              Fund     Bond Index
             ------   ------------
 1/11/1993   10,000      10,000
             11,059      10,916
             10,612      10,582
             12,900      12,449
             13,617      13,204
             14,734      14,201
             16,249      15,544
             16,028      15,537
             17,401      16,946
             18,981      18,837
             19,292      20,215
             21,214      21,264
11/30/2004   22,278      22,210

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar- denominated investment grade fixed income securities with remaining maturities of one year and longer.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   3   FIXED INCOME PORTFOLIOS

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CORE BOND PORTFOLIO
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PORTFOLIO MANAGEMENT COMMENTARY
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Led by the Federal Reserve tightening which began in June 2004, yields on shorter maturity Treasuries have increased with two-year rates rising 100 basis points and five-year rates rising 35 basis points. The Fed moves, however, were only one of the major events of the 12-month period ended November 30, 2004, as skyrocketing oil prices and the dramatic decrease in the value of the U.S. dollar shared the limelight.

Somewhat perversely, the market has taken comfort in the view that higher oil prices may result in slower growth and therefore lower inflation. With contained expectations for inflation, longer-dated Treasuries performed surprisingly well with 10-year yields only marginally higher for the period. Also, atypically, the weakening dollar has been supportive for interest rates, as it has driven foreign central banks to increase their Treasury holdings. The net result has been a significant flattening of the yield curve. In this generally positive economic environment, corporate and agency issues turned in solid performances as demand for securities with higher yields remained strong and corporate earnings growth remained robust.

While global economic uncertainty and erratic Treasury markets created a challenging environment for bond investing, investment returns have been very constructive. During the period the Portfolio provided a total return of 4.28 percent compared with the benchmark's return of 4.44 percent. Our cautious duration stance tempered performance before being ultimately rewarded. Investment returns were bolstered by overweight positions in investment-grade corporates, along with asset-backed and commercial mortgage issues, and by the opportunistic trading of mortgage-backed securities.

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INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2004

                                                                        LEHMAN
                                        CLASS A   CLASS C   CLASS D    AGGREGATE
TOTAL RETURN                             SHARES    SHARES    SHARES   BOND INDEX
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ONE YEAR                                 4.28%     3.91%     3.84%       4.44%
SINCE INCEPTION                          5.31      5.11      5.11        6.25*
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*Since inception of the Portfolio.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

------------------------------
PORTFOLIO MANAGERS
------------------------------
COLIN A. ROBERTSON
MATTHEW TOMS
------------------------------

FUND FACTS (AS OF 11/30/04)

TICKER SYMBOL            NOCBX

INCEPTION DATE
CLASS A SHARES         3/29/01
CLASS C SHARES         3/29/01
CLASS D SHARES         3/29/01

TOTAL NET ASSETS  $123,410,392

NET ASSET VALUE
CLASS A SHARES    $      10.05
CLASS C SHARES           10.01
CLASS D SHARES           10.06

------------------------------

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GROWTH OF A $10,000 INVESTMENT
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                                    [CHART]

                                   Line chart

CLASS A SHARES

                          Lehman Bros.
              Fund    Aggregate Bond Index
             ------   --------------------
3/29/2001    10,000          10,000
             10,454          10,592
             11,041          11,368
             11,598          11,958
11/30/2004   12,094          12,489

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FIXED INCOME PORTFOLIOS   4   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

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U.S. TREASURY INDEX PORTFOLIO
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PORTFOLIO MANAGEMENT COMMENTARY
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The Lehman Brothers Treasury Bond Index (the Portfolio's benchmark) returned
3.43 percent during the 12-month period ended November 30, 2004. The reporting period was characterized by a high level of bond market volatility, as investors worked to discern the speed and extent of Federal Reserve tightening. The Fed raised rates by a quarter-point on four occasions, bringing the target rate to
2.00 percent. Nevertheless, foreign demand for U.S. Treasuries helped push down yields on longer-term bonds throughout the year, even as the Fed began to raise rates. Additional factors such as the U.S. presidential election campaign, the prolonged unrest in Iraq, rising commodities prices, concern over the government deficit and fluctuations in economic indicators also contributed to volatility.

For the period, two- and five-year Treasury yields--which are more sensitive to Fed policy--increased by 90 and 26 basis points, respectively. At the same time, 10- and 30-year yields--which benefited more directly from foreign buying--decreased by four and 16 basis points, respectively. The yield curve flattened as a result. Absolute yield levels at the end of November were 3.00 percent, 3.70 percent, 4.36 percent, and 5.01 percent for the two-, five-, 10-, and 30-year Treasuries, respectively.

Consistent with its investment objective, the Portfolio returned 3.28 percent, performing in line with the Lehman Treasury Bond Index, which had a return of
3.43 percent. We continue to invest in securities represented by the Index in our effort to provide returns that closely approximate the Index's returns.

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INVESTMENT PERFORMANCE
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AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2004

                                                                        LEHMAN
                                        CLASS A   CLASS C   CLASS D    TREASURY
TOTAL RETURN                             SHARES    SHARES    SHARES   BOND INDEX
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ONE YEAR                                 3.28%     2.97%     2.83%       3.43%
FIVE YEAR                                6.87      6.61      6.47        7.12
TEN YEAR                                 7.17      7.00*     6.76        7.39
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*Since inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

------------------------------
PORTFOLIO MANAGER
------------------------------
DAN PERSONETTE
------------------------------

FUND FACTS (AS OF 11/30/04)

TICKER SYMBOL            BTIAX

INCEPTION DATE
CLASS A SHARES         1/11/93
CLASS C SHARES         10/6/98
CLASS D SHARES        11/16/94

TOTAL NET ASSETS   $45,925,296

NET ASSET VALUE
CLASS A SHARES     $     21.27
CLASS C SHARES           21.26
CLASS D SHARES           21.24
------------------------------

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GROWTH OF A $10,000 INVESTMENT
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                                     [CHART]

                                   Line chart

CLASS A SHARES

                       Lehman Bros.
                      Treasury Bond
              Fund        Index
             ------   -------------
 1/11/1993   10,000      10,000
             10,995      11,026
             10,573      10,631
             12,368      12,480
             13,002      13,135
             13,967      14,096
             15,489      15,639
             15,164      15,374
             16,728      17,012
             18,326      18,689
             19,722      20,170
             20,469      20,973
11/30/2004   21,139      21,694

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Treasury Bond Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Unlike Treasury bonds and bills, the principal value and investment return of the Portfolio is not guaranteed or insured by the U.S. Government.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   5   FIXED INCOME PORTFOLIOS

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INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
--------------------------------------------------------------------------------

The focus of the bond market during the 12-month period ended November 30, 2004 has been a flattening yield curve, tightening by the Federal Reserve, rising oil prices and a declining dollar. The Fed made its first tightening move in June of 2004, and raised rates in 25-basis-point increments at each subsequent meeting. This helped the yield curve to flatten by over 100 basis points since the year began.

Inflation has remained contained during the period, allowing investors to feel comfortable with 10-year Treasury yields in the 4 to 4.5 percent range. Although the 10-year yield at the end of period was only 11 basis points away from where it started a year before, in between there was a fair amount of price volatility. Lagging employment growth as well as an unprecedented increase in oil prices and a falling dollar made it difficult to determine the trajectory of the economic expansion. Fixed-income sectors that trade at a yield spread above Treasuries turned in solid performance, as demand for incremental yield stayed high. These sectors were underpinned by solid fundamentals such as favorable earnings and a positive technical environment.

In a challenging environment of global economic uncertainty and volatile Treasury markets, bond returns have been very constructive. The Portfolio's total return of 3.36 percent for the period was positive relative to the benchmark return of 3.23 percent, and was helped by a cautious duration stance. Investment returns were also bolstered by overweights in investment-grade corporates, asset-backed and commercial mortgage issues, as well as opportunistic trading of mortgage-backed securities.

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INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2004

                                                                  LEHMAN INTERM.
                                              CLASS A   CLASS D     GOV'T/CORP.
TOTAL RETURN                                   SHARES    SHARES     BOND INDEX
--------------------------------------------------------------------------------
ONE YEAR                                        3.36%     3.01%        3.23%
FIVE YEAR                                       6.34      5.97         6.99
SINCE INCEPTION                                 5.53      5.19         6.38*
--------------------------------------------------------------------------------

*Since inception of Class A.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

------------------------------
PORTFOLIO MANAGERS
------------------------------
COLIN A. ROBERTSON
MATTHEW TOMS
------------------------------
FUND FACTS (AS OF 11/30/04)

TICKER SYMBOL            NIBAX

INCEPTION DATE
CLASS A SHARES          8/1/97
CLASS D SHARES         10/2/98

TOTAL NET ASSETS   $33,333,106

NET ASSET VALUE
CLASS A SHARES     $     20.48
CLASS D SHARES           20.47
------------------------------

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GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

CLASS A SHARES

                       Lehman Bros.
                      Int. Govt/Corp
              Fund      Bond Index
             ------   --------------
  8/1/1997   10,000       10,000
             10,118       10,199
             10,880       11,104
             10,907       11,228
             11,671       12,101
             12,870       13,503
             13,616       14,431
             14,352       15,249
11/30/2004   14,834       15,740

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of prices of U.S. Government and corporate bonds with remaining maturities of one to ten years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FIXED INCOME PORTFOLIOS   6   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SHORT-INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
--------------------------------------------------------------------------------

The major events of the 12-month period ended November 30, 2004 have been a flattening yield curve, tightening Federal Reserve policy, rising oil prices and a declining dollar. The Fed moved into a tightening mode in June of 2004. During the last two quarters, it raised rates in 25-basis-point increments at each meeting. This contributed to the yield curve's flattening by over 100 basis points since the fiscal year began.

With inflation contained during the period, investors felt comfortable with 10-year Treasury yields in the 4 to 4.5 percent range. Although 10-year yields ended the period only 11 basis points from where they started, there was a fair amount of volatility along the way. Lagging employment growth as well as an unprecedented increase in oil prices and a falling dollar made it difficult to determine the trajectory of the economic expansion. Fixed-income sectors that trade at a spread above Treasuries performed solidly, as demand for incremental yield stayed high. These sectors were underpinned by favorable corporate earnings and a positive technical environment.

While global economic uncertainty and erratic Treasury markets created a challenging environment for bonds, investment returns have been reasonable. The Portfolio's total return of 2.12 percent for the period closely tracked the benchmark's return of 2.14 percent. Performance was helped by a cautious stance with respect to duration and interest rate risk. Investment returns were also bolstered by overweight exposure to corporate, asset-backed and commercial mortgage issues, as well as the opportunistic trading of mortgage-backed securities.

--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2004

                                                                  MERRILL LYNCH
                                             CLASS A   CLASS D   1-5 CORP./GOV'T
TOTAL RETURN                                  SHARES    SHARES      BOND INDEX
--------------------------------------------------------------------------------
ONE YEAR                                      2.12%      1.71%         2.14%
FIVE YEAR                                     5.11       4.70          6.04
TEN YEAR                                      5.83       5.41          6.48
--------------------------------------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

-------------------------------
PORTFOLIO MANAGER
-------------------------------
COLIN A. ROBERTSON
-------------------------------

FUND FACTS (AS OF 11/30/04)

TICKER SYMBOL             BSBAX

INCEPTION DATE
CLASS A SHARES          1/11/93
CLASS D SHARES          9/14/94

TOTAL NET ASSETS   $178,804,268

NET ASSET VALUE
CLASS A SHARES     $      18.68
CLASS D SHARES            18.62
-------------------------------

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

CLASS A SHARES

                      Merrill Lynch
                      1-5 Corp/Govt
              Fund      Bond Index
             ------   -------------
 1/11/1993   10,000       10,000
             10,590       10,669
             10,678       10,627
             11,915       11,928
             12,592       12,623
             13,340       13,392
             14,341       14,476
             14,663       14,844
             15,692       15,934
             17,040       17,654
             17,716       18,723
             18,428       19,486
11/30/2004   18,818       19,908

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Merrill Lynch 1-5 Corporate/Government Bond Index is an unmanaged index of prices of U.S. Government and corporate bonds with maturities of one to five years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   7   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
--------------------------------------------------------------------------------

The drivers of performance for the fixed-income markets for the 12-month period ended November 30, 2004 have been a flattening yield curve, tightening monetary policy, rising oil prices and a declining dollar. The Federal Reserve moved into a tightening mode in June 2004. During the remainder of the period, it raised short-term rates by 25 basis points at each subsequent meeting. This helped the yield curve flatten by over 100 basis points during the period.

Investors have favored 10-year Treasuries with yields in the 4 to 4.5 percent range given tame inflation numbers. Although the 10-year yield was only 11 basis points from where it started at the beginning of the reporting period, there was a fair amount of volatility along the way. Lagging employment growth as well as record high oil prices and a faltering dollar made it difficult to assess the trajectory of the economic expansion. Overall, "spread" product that provided a yield advantage above Treasuries turned in solid performance during the period, as demand for incremental yield stayed high and was supported by a generally good technical environment.

Fixed-income returns have been reasonably attractive despite the challenges presented by ongoing global economic uncertainty and erratic Treasury markets. The Portfolio's total return of 1.72 percent for the period slightly underperformed the benchmark's 1.82 percent return. Our cautious duration stance helped performance, although that positioning was tested before being ultimately rewarded. Investment returns were also bolstered by overweightings and opportunistic positioning in agencies and mortgage-backed securities.

--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2004

                                             CLASS A   CLASS D    MERRILL LYNCH
TOTAL RETURN                                  SHARES    SHARES   1-5 GOV'T INDEX
--------------------------------------------------------------------------------
ONE YEAR                                      1.72%     1.37%         1.82%
FIVE YEAR                                     5.48      5.07          5.61
TEN YEAR                                      5.93      5.51          6.22
--------------------------------------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

-------------------------------

PORTFOLIO MANAGER
-------------------------------
DEBORAH BOYER STEFANI
-------------------------------

FUNDS FACTS (AS OF 11/30/04)

TICKER SYMBOL             BUSAX

INCEPTION DATE
CLASS A SHARES           4/5/93
CLASS D SHARES          9/15/94

TOTAL NET ASSETS   $117,274,804

NET ASSET VALUE
CLASS A SHARES     $      19.78
CLASS D SHARES            19.71

-------------------------------

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

CLASS A SHARES

                       Merrill Lynch
              Fund    1-5 Govt Index
             ------   --------------
  4/5/1993   10,000       10,000
             10,302       10,333
             10,242       10,282
             11,385       11,525
             11,975       12,178
             12,681       12,914
             13,615       13,960
             13,951       14,307
             14,932       15,374
             16,429       16,955
             17,404       17,974
             17,912       18,466
11/30/2004   18,220       18,807

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Merrill Lynch 1-5 Government Index is an unmanaged index of prices of U.S. Treasury notes with maturities of one to five years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Unlike Treasury bonds and bills, the principal value and investment return of the Portfolio are not guaranteed or insured by the U.S. Government.

FIXED INCOME PORTFOLIOS   8   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        FIXED INCOME PORTFOLIOS
                                                                           ----



                      THIS PAGE INTENTIONALLY LEFT BLANK

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                        INTERNATIONAL
Amounts in thousands,                                                        BOND          BOND
except per share data                                                     PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost                                              $3,893      $443,604
Investments, at fair value /(1)/                                            $4,561      $438,376
Cash                                                                             1            12
Foreign currencies, at fair value (cost $10)                                    11            --
Interest income receivable                                                      90         2,920
Dividend income receivable                                                      --             2
Receivable for securities sold                                                 543         3,950
Receivable for fund shares sold                                                 --           556
Receivable from affiliated administrator                                         7            --
Unrealized gain on forward foreign currency exchange contracts                  90            --
Prepaid and other assets                                                         2             7
Total Assets                                                                 5,305       445,823
-------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                  --            --
Unrealized loss on forward foreign currency exchange contracts                  70            --
Payable upon return of securities loaned                                        --        46,264
Payable for securities purchased                                               549         4,870
Payable for when-issued securities                                              --        19,881
Payable for fund shares redeemed                                               201           789
Payable to affiliates:
   Investment advisory fees                                                      3            79
   Co-administration fees                                                        1            32
   Custody and accounting fees                                                   3             5
   Transfer agent fees                                                          --             3
Accrued registration fees and other liabilities                                  9            34
Total Liabilities                                                              836        71,957
-------------------------------------------------------------------------------------------------
Net Assets                                                                  $4,469      $373,866
-------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
Capital stock                                                               $3,158      $387,232
Undistributed net investment income                                          1,031           672
Accumulated undistributed net realized gains (losses)                         (414)       (8,810)
Net unrealized appreciation (depreciation)                                     694        (5,228)
Net Assets                                                                  $4,469      $373,866
-------------------------------------------------------------------------------------------------
Net Assets:
   Class A                                                                  $4,245      $369,729
   Class C                                                                      --         3,772
   Class D                                                                     224           365
Total Shares Outstanding (no par value, unlimited shares authorized):
   Class A                                                                     204        18,362
   Class C                                                                      --           187
   Class D                                                                      11            18
Net Asset Value, Redemption and Offering Price Per Share:
   Class A                                                                  $20.82      $  20.14
   Class C                                                                      --         20.14
   Class D                                                                   20.98         20.10
-------------------------------------------------------------------------------------------------

/(1)/ Amounts include fair value of securities loaned of $53,718, $22,885, $20,458, $11,492, $82,036 and $52,666, respectively, with the exception of International Bond Portfolio which did not lend any securities.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   10   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

               U.S.                       SHORT-         U.S.
   CORE      TREASURY   INTERMEDIATE   INTERMEDIATE   GOVERNMENT
   BOND       INDEX         BOND           BOND       SECURITIES
PORTFOLIO   PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
----------------------------------------------------------------

 $151,075    $56,994       $44,295       $259,915      $163,863
 $150,589    $57,067       $44,405       $259,549      $163,345
       --         --             1             --             1
       --         --            --             --            --
      787        377           306          1,443           757
       --         --            --             --            --
      595      2,702           165          6,445         4,425
       --         11            --              1            --
        6         --             6              7             6
       --         --            --             --            --
        2          2             2              2             2
  151,979     60,159        44,885        267,447       168,536
----------------------------------------------------------------

        8         --            --             --            --
       --         --            --             --            --
   19,858     11,090         9,890         74,946        43,198
    1,616         --           598          9,182         4,482
    6,730         --         1,007          4,305         3,523
      310      3,119            36            145            11

       25          6             7             36            24
       10          4             3             14            10
        2          2             2              3             2
        1          1            --              1             1
        9         12             9             11            10
   28,569     14,234        11,552         88,643        51,261
----------------------------------------------------------------
 $123,410    $45,925       $33,333       $178,804      $117,275
----------------------------------------------------------------

 $123,676    $45,841       $34,372       $191,865      $118,231
      115         41            29            128            79
      105        (30)       (1,178)       (12,823)         (517)
     (486)        73           110           (366)         (518)
 $123,410    $45,925       $33,333       $178,804      $117,275
----------------------------------------------------------------

 $123,408    $41,638       $33,215       $178,519      $116,558
        1      1,450            --             --            --
        1      2,837           118            285           717

   12,285      1,958         1,621          9,558         5,892
       --         68            --             --            --
       --        134             6             15            37

 $  10.05    $ 21.27       $ 20.48       $  18.68      $  19.78
    10.01      21.26            --             --            --
    10.06      21.24         20.47          18.62         19.71
----------------------------------------------------------------

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   11   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                       INTERNATIONAL
                                                            BOND          BOND
Amounts in thousands                                     PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                            $ 312        $20,904
Dividend income                                               --          1,762
Net income from securities loaned                             --             48
   Total Investment Income                                   312         22,714
--------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                      83          1,852
Co-administration fees                                        15            463
Custody and accounting fees                                   44             72
Transfer agent fees                                            1             50
Registration fees                                             25             26
Printing fees                                                 10             33
Professional fees                                              5             18
Trustee fees and expenses                                      6             17
Shareholder servicing fees                                     1              7
Other                                                         10             23
--------------------------------------------------------------------------------
Total Expenses                                               200          2,561
   Less voluntary waivers of
      investment advisory fees                               (15)          (694)
   Less expenses reimbursed by
      administrator                                          (90)          (176)
   Less custodian credits                                     --            (13)
   Net Expenses                                               95          1,678
--------------------------------------------------------------------------------
Net Investment Income                                        217         21,036
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                               117         10,347
   Foreign currency transactions                             824            295
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                              (345)        (5,120)
   Forward foreign currency exchange
      contracts                                               18             --
   Translation of other assets and liabilities
      denominated in foreign currencies                        2             (2)
   Net Gains (Losses) on Investments and
      Foreign Currency                                       616          5,520
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations       $ 833        $26,556
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   12   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                     FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004
--------------------------------------------------------------------------------

               U.S.                       SHORT-         U.S.
   CORE      TREASURY   INTERMEDIATE   INTERMEDIATE   GOVERNMENT
   BOND       INDEX         BOND           BOND       SECURITIES
PORTFOLIO   PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
----------------------------------------------------------------

  $4,583      $1,959       $1,643         $ 5,366       $3,265
     267          --           --              --           --
      14          15           10              44           21
   4,864       1,974        1,653           5,410        3,286
----------------------------------------------------------------

     453         159          172             674          477
     113          53           43             169          119
      30          23           26              32           26
      11          11            4              17           13
      33          23           23              24           24
      10          10           10              10           10
       1           5            5               5            5
       6           6            6               6            6
      --           9           --               1            2
      11          11           10              10           10
----------------------------------------------------------------
     668         310          299             948          692

    (170)        (79)         (64)           (253)        (179)

     (89)        (78)         (80)            (87)         (81)
      (1)         --           --              --           --
     408         153          155             608          432
----------------------------------------------------------------
   4,456       1,821        1,498           4,802        2,854
----------------------------------------------------------------

     701          43           48              (3)        (393)
      --          --           --              --           --

    (386)       (422)        (151)         (1,168)        (397)

      --          --           --              --           --
      --          --           --              --           --

     315        (379)        (103)         (1,171)        (790)
----------------------------------------------------------------
  $4,771      $1,442       $1,395         $ 3,631       $2,064
----------------------------------------------------------------

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   13   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             INTERNATIONAL
                                                                 BOND                   BOND
                                                               PORTFOLIO              PORTFOLIO
                                                          ------------------    --------------------
Amounts in thousands                                        2004      2003        2004        2003
----------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                     $   217   $    282   $  21,036   $  26,737
Net realized gains (losses)                                   941      1,570      10,642      16,072
Net change in unrealized appreciation (depreciation)         (325)       374      (5,122)     (1,928)
   Net Increase in Net Assets Resulting from Operations       833      2,226      26,556      40,881
----------------------------------------------------------------------------------------------------
CLASS A SHARE TRANSACTIONS:
Proceeds from shares sold                                   1,956      1,856      52,731     113,602
Reinvestment of dividends                                     800        537      20,674      26,606
Payments for shares redeemed                               (9,749)   (17,620)   (300,736)   (255,314)
   Net Increase (Decrease) in Net Assets
      Resulting from Class A Share Transactions            (6,993)   (15,227)   (227,331)   (115,106)
----------------------------------------------------------------------------------------------------
CLASS C SHARE TRANSACTIONS:
Proceeds from shares sold                                      --         --          79       1,149
Reinvestment of dividends                                      --         --         174         319
Payments for shares redeemed                                   --         --        (104)     (8,037)
   Net Increase (Decrease) in Net Assets
      Resulting from Class C Share Transactions                --         --         149      (6,569)
----------------------------------------------------------------------------------------------------
CLASS D SHARE TRANSACTIONS:
Proceeds from shares sold                                     218        477         100          23
Reinvestment of dividends                                      --         --          16          14
Payments for shares redeemed                                   (9)      (582)        (79)        (31)
   Net Increase (Decrease) in Net Assets
      Resulting from Class D Share Transactions               209       (105)         37           6
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income                                 (1,498)    (1,251)    (22,868)    (29,159)
From net realized gains                                        --         --          --          --
   Total Distributions to Class A Shareholders             (1,498)    (1,251)    (22,868)    (29,159)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income                                     --         --        (173)       (319)
From net realized gains                                        --         --          --          --
   Total Distributions to Class C Shareholders                 --         --        (173)       (319)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income                                     --        (17)        (16)        (14)
From net realized gains                                        --         --          --          --
   Total Distributions to Class D Shareholders                 --        (17)        (16)        (14)
----------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                    (7,449)   (14,374)   (223,646)   (110,280)

NET ASSETS:
Beginning of year                                          11,918     26,292     597,512     707,792
End of year                                               $ 4,469   $ 11,918   $ 373,866   $ 597,512
----------------------------------------------------------------------------------------------------
Undistributed Net Investment Income                       $ 1,031   $  1,487   $     672   $   1,391
----------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   14   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                             U.S.                                         SHORT-                 U.S.
        CORE               TREASURY             INTERMEDIATE           INTERMEDIATE           GOVERNMENT
        BOND                 INDEX                  BOND                  BOND                SECURITIES
     PORTFOLIO             PORTFOLIO             PORTFOLIO              PORTFOLIO              PORTFOLIO
-------------------   -------------------   -------------------   ---------------------   -------------------
  2004       2003       2004       2003       2004       2003       2004        2003        2004       2003
-------------------------------------------------------------------------------------------------------------
$  4,456   $  3,973   $  1,821   $  2,151   $  1,498   $  1,430   $   4,802   $   5,033   $  2,854   $  2,862
     701      2,789         43        758         48      1,455          (3)      4,418       (393)     2,271
    (386)      (804)      (422)    (1,097)      (151)      (228)     (1,168)     (1,533)      (397)    (1,707)
   4,771      5,958      1,442      1,812      1,395      2,657       3,631       7,918      2,064      3,426
-------------------------------------------------------------------------------------------------------------

  42,169     91,148     14,059     39,169      6,351     27,508     179,652     119,674     13,957     49,907
   2,332      2,938      1,779      2,198      1,235      1,092       3,671       4,331      4,614      5,386
 (32,104)   (87,817)   (36,190)   (26,409)   (19,990)   (29,248)   (169,278)   (153,693)   (20,806)   (44,703)
  12,397      6,269    (20,352)    14,958    (12,404)      (648)     14,045     (29,688)    (2,235)    10,590
-------------------------------------------------------------------------------------------------------------

      --         --        362      1,334         --         --          --          --         --         --
      --         --         79        144         --         --          --          --         --         --
      --         --       (905)    (2,448)        --         --          --          --         --         --
      --         --       (464)      (970)        --         --          --          --         --         --
-------------------------------------------------------------------------------------------------------------

      --         --      1,828      2,159         39         36         296          36        189        254
      --         --         11         18          3          3           2           2         33         50
      --         --     (1,068)      (542)       (20)       (12)        (67)        (45)    (1,129)      (133)
      --         --        771      1,635         22         27         231          (7)      (907)       171
-------------------------------------------------------------------------------------------------------------

  (4,667)    (4,504)    (1,705)    (2,014)    (1,501)    (1,463)     (4,751)     (5,342)    (2,965)    (3,273)
      --         --       (693)    (1,003)        --         --          --          --     (1,809)    (2,253)
  (4,667)    (4,504)    (2,398)    (3,017)    (1,501)    (1,463)     (4,751)     (5,342)    (4,774)    (5,526)
-------------------------------------------------------------------------------------------------------------

      --         --        (55)       (87)        --         --          --          --         --         --
      --         --        (24)       (57)        --         --          --          --         --         --
      --         --        (79)      (144)        --         --          --          --         --         --
-------------------------------------------------------------------------------------------------------------

      --         --        (85)       (46)        (3)        (3)         (6)         (2)       (18)       (37)
      --         --        (30)       (15)        --         --          --          --        (24)       (28)
      --         --       (115)       (61)        (3)        (3)         (6)         (2)       (42)       (65)
-------------------------------------------------------------------------------------------------------------

  12,501      7,723    (21,195)    14,213    (12,491)       570      13,150     (27,121)    (5,894)     8,596

 110,909    103,186     67,120     52,907     45,824     45,254     165,654     192,775    123,169    114,573
$123,410   $110,909   $ 45,925   $ 67,120   $ 33,333   $ 45,824   $ 178,804   $ 165,654   $117,275   $123,169
-------------------------------------------------------------------------------------------------------------
$    115   $     79   $     41   $     65   $     29   $     33   $     128   $      10   $     79   $     87
-------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   15   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             CLASS A
INTERNATIONAL BOND PORTFOLIO                        --------------------------------------------------------
Selected per share data                             2004 /(4)/   2003 /(4)/   2002 /(4)/     2001     2000
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                    $20.78      $ 19.48      $ 18.77     $ 17.74   $ 18.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.43         1.54         0.67        0.71     (1.38)
Net realized and unrealized gains                       2.20         1.72         0.62        0.32      0.26
   Total Income (Loss) from Investment Operations       2.63         3.26         1.29        1.03     (1.12)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
From net investment income /(1)/                       (2.59)       (1.96)       (0.58)         --        --
   Total Distributions Paid                            (2.59)       (1.96)       (0.58)         --        --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $20.82      $ 20.78      $ 19.48     $ 18.77   $ 17.74
------------------------------------------------------------------------------------------------------------
Total Return /(2)/                                     13.94%       18.32%        7.06%       5.81%    (5.94)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                 $4,245      $11,917      $26,188     $26,969   $28,905
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements          0.97%        0.96%        0.96%       0.96%     0.96%
   Expenses, before waivers and reimbursements          2.03%        1.59%        1.37%       1.52%     1.54%
   Net investment income, net of waivers and
      reimbursements                                    2.23%        2.21%        3.61%       4.11%     3.86%
   Net investment income, before waivers and
      reimbursements                                    1.17%        1.58%        3.20%       3.55%     3.28%
Portfolio Turnover Rate                                29.17%       62.15%      201.22%     371.96%   179.26%
------------------------------------------------------------------------------------------------------------

                                                                  CLASS D
                                                    ------------------------------------
Selected per share data                             2004 /(4)/   2003 /(4)/   2002 /(6)/
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $20.61       $19.46      $ 19.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                   0.36         1.39         0.19
Net realized and unrealized gains (losses)              2.21         1.72        (0.44)
   Total Income (Loss) from Investment Operations       2.57         3.11        (0.25)
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                    (2.20)       (1.96)          --
      Total Distributions Paid                         (2.20)       (1.96)          --
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $20.98       $20.61      $ 19.46
----------------------------------------------------------------------------------------
Total Return /(2)/                                     13.53%       17.48%       (1.27)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period               $  224       $    1      $   104
Ratio to average net assets of: /(3)/
   Expenses, net of waivers and reimbursements          1.36%        1.35%        1.35%
   Expenses, before waivers and reimbursements          2.42%        1.98%        1.76%
   Net investment income, net of waivers and
      reimbursements                                    1.84%        1.82%        3.22%
   Net investment income, before waivers and
      reimbursements                                    0.78%        1.19%        2.81%
Portfolio Turnover Rate                                29.17%       62.15%      201.22%
----------------------------------------------------------------------------------------

/(1)/ Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
/(2)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
/(3)/ Annualized for periods less than one year.
/(4)/ Financial highlights for the years ended were calculated using the average shares outstanding method.
/(5)/ Expense ratios, net of waivers and reimbursements, for the year would have been 0.96% and 1.35% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
/(6)/ Shares were reintroduced on September 5, 2002. Financial highlights were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   16   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                                           CLASS A
BOND PORTFOLIO                                                ----------------------------------------------------------------
Selected per share data                                       2004 /(2)/   2003 /(2)/   2002 /(2)(3)/    2001        2000
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $  20.14     $  19.81       $  19.94     $  19.49   $    19.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.92         0.84           1.04         1.28         1.37
Net realized and unrealized gains (losses)                         0.07         0.42          (0.08)        0.45         0.21
   Total Income from Investment Operations                         0.99         1.26           0.96         1.73         1.58
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.99)       (0.93)         (1.09)       (1.28)       (1.40)
      Total Distributions Paid                                    (0.99)       (0.93)         (1.09)       (1.28)       (1.40)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $  20.14     $  20.14       $  19.81     $  19.94   $    19.49
------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                 5.02%        6.45%          4.99%        9.08%        8.56%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $369,729     $593,559       $697,601     $877,920   $1,034,495
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                     0.36%        0.36%          0.36%        0.36%        0.36%
   Expenses, before waivers and reimbursements                     0.55%        0.54%          0.59%        0.74%        0.74%
   Net investment income, net of waivers and reimbursements        4.55%        4.14%          5.27%        6.38%        7.23%
   Net investment income, before waivers and reimbursements        4.36%        3.96%          5.04%        6.00%        6.85%
Portfolio Turnover Rate                                          163.71%      325.90%        277.45%      297.81%      143.72%

                                                                                           CLASS C
                                                              -----------------------------------------------------------------
Selected per share data                                       2004 /(2)/   2003 /(2)/   2002 /(2)(3)/   2001 /(2)/   2000 /(2)/
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $ 20.14      $ 19.81        $ 19.93       $ 19.48      $ 19.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.84         0.82           1.01          1.23         1.31
Net realized and unrealized gains (losses)                        0.10         0.39          (0.09)         0.45         0.22
      Total Income from Investment Operations                     0.94         1.21           0.92          1.68         1.53
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    (0.94)       (0.88)         (1.04)        (1.23)       (1.35)
      Total Distributions Paid                                   (0.94)       (0.88)         (1.04)        (1.23)       (1.35)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $ 20.14      $ 20.14        $ 19.81       $ 19.93      $ 19.48
-------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                4.76%        6.24%          4.73%         8.83%        8.33%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $ 3,772      $ 3,624        $ 9,874       $21,144      $39,868
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                    0.60%        0.60%          0.60%         0.60%        0.60%
   Expenses, before waivers and reimbursements                    0.79%        0.78%          0.83%         0.98%        0.98%
   Net investment income, net of waivers and reimbursements       4.31%        3.90%          5.03%         6.14%        6.99%
   Net investment income, before waivers and reimbursements       4.12%        3.72%          4.80%         5.76%        6.61%
Portfolio Turnover Rate                                         163.71%      325.90%        277.45%       297.81%      143.72%
-------------------------------------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.
/(3)/ As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   17   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                             CLASS D
BOND PORTFOLIO                                                -----------------------------------------------------------------
Selected per share data                                       2004 /(2)/   2003 /(2)/   2002 /(2)(3)/   2001 /(2)/   2000 /(2)/
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $ 20.10      $ 19.78        $ 19.91       $ 19.47      $ 19.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.81         0.74           0.90          0.43         1.23
Net realized and unrealized gains (losses)                        0.10         0.43          (0.02)         1.21         0.23
   Total Income from Investment Operations                        0.91         1.17           0.88          1.64         1.46
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    (0.91)       (0.85)         (1.01)        (1.20)       (1.27)
      Total Distributions Paid                                   (0.91)       (0.85)         (1.01)        (1.20)       (1.27)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $ 20.10      $ 20.10        $ 19.78       $ 19.91      $ 19.47
-------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                4.61%        6.00%          4.60%         8.64%        7.92%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $   365      $   329        $   317       $   187      $   144
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                    0.75%        0.75%          0.75%         0.75%        0.75%
   Expenses, before waivers and reimbursements                    0.94%        0.93%          0.98%         1.13%        1.13%
   Net investment income, net of waivers and reimbursements       4.16%        3.75%          4.88%         5.99%        6.84%
   Net investment income, before waivers and reimbursements       3.97%        3.57%          4.65%         5.61%        6.46%
Portfolio Turnover Rate                                         163.71%      325.90%        277.45%       297.81%      143.72%
-------------------------------------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.
/(3)/ As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   18   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                         CLASS A
CORE BOND PORTFOLIO                              ------------------------------------------------------
Selected per share data                          2004 /(3)/     2003     2002 /(3)/ /(4)/   2001 /(5)/
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $  10.04    $   9.92       $  10.06        $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.40        0.33           0.50            0.40
Net realized and unrealized gains                     0.02        0.17           0.03            0.05
   Total Income from Investment Operations            0.42        0.50           0.53            0.45
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                        (0.41)      (0.38)         (0.54)          (0.39)
   From net realized gains                              --          --          (0.13)             --
      Total Distributions Paid                       (0.41)      (0.38)         (0.67)          (0.39)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $  10.05    $  10.04       $   9.92        $  10.06
------------------------------------------------------------------------------------------------------
Total Return /(1)/                                    4.28%       5.04%          5.61%           4.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period           $123,408    $110,907       $103,184        $155,542
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements        0.36%       0.36%          0.36%           0.36%
   Expenses, before waivers and reimbursements        0.59%       0.59%          0.68%           0.81%
   Net investment income, net of waivers and
      reimbursements                                  3.93%       3.27%          5.13%           5.91%
   Net investment income, before waivers and
      reimbursements                                  3.70%       3.04%          4.81%           5.46%
Portfolio Turnover Rate                             150.99%     380.92%        257.35%         197.85%
------------------------------------------------------------------------------------------------------

                                                                         CLASS C
                                                 ------------------------------------------------------
Selected per share data                          2004 /(3)/     2003     2002 /(3)/ /(4)/    2001 /(5)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $ 10.03     $  9.92        $ 10.01          $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.38        0.33           0.50             0.40
Net realized and unrealized gains                      --        0.15           0.07               --
   Total Income from Investment Operations           0.38        0.48           0.57             0.40
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                       (0.40)      (0.37)         (0.53)           (0.39)
   From net realized gains                             --          --          (0.13)              --
      Total Distributions Paid                      (0.40)      (0.37)         (0.66)           (0.39)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $ 10.01     $ 10.03        $  9.92          $ 10.01
-------------------------------------------------------------------------------------------------------
Total Return /(1)/                                   3.91%       4.76%          6.04%            4.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period           $     1     $     1        $     1          $    --
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements       0.60%       0.60%          0.60%            0.60%
   Expenses, before waivers and reimbursements       0.83%       0.83%          0.92%            1.05%
   Net investment income, net of waivers and
      reimbursements                                 3.69%       3.03%          4.89%            5.67%
   Net investment income, before waivers and
      reimbursements                                 3.46%       2.80%          4.57%            5.22%
Portfolio Turnover Rate                            150.99%     380.92%        257.35%          197.85%
-------------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
/(2)/ Annualized for periods less than one year.
/(3)/ Financial highlights for the years ended were calculated using the average shares outstanding method.
/(4)/ As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.
/(5)/ For the period March 29, 2001 (commencement of operations) through
     November 30, 2001.

See Notes to the Financial Statements.

              NORTHERN INSTITUTIONAL FUNDS REPORT   19   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                          CLASS D
CORE BOND PORTFOLIO                              ----------------------------------------------------
Selected per share data                          2004 /(3)/     2003    2002 /(3)/ /(4)/   2001 /(5)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $ 10.06     $  9.93       $ 10.01         $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.38        0.33          0.50            0.40
Net realized and unrealized gains                      --        0.14          0.08              --
   Total Income from Investment Operations           0.38        0.47          0.58            0.40
LESS DISTRIBUTIONS PAID:
   From net investment income                       (0.38)      (0.34)        (0.53)          (0.39)
   From net realized gains                             --          --         (0.13)             --
      Total Distributions Paid                      (0.38)      (0.34)        (0.66)          (0.39)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $ 10.06     $ 10.06       $  9.93         $ 10.01
-----------------------------------------------------------------------------------------------------
Total Return /(1)/                                   3.84%       4.80%         6.07%           4.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period           $     1     $     1       $     1         $    --
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements       0.75%       0.75%         0.75%           0.75%
   Expenses, before waivers and reimbursements       0.98%       0.98%         1.07%           1.20%
   Net investment income, net of waivers and
      reimbursements                                 3.54%       2.88%         4.74%           5.52%
   Net investment income, before waivers and
      reimbursements                                 3.31%       2.65%         4.42%           5.07%
Portfolio Turnover Rate                            150.99%     380.92%       257.35%         197.85%
-----------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
/(2)/ Annualized for periods less than one year.
/(3)/ Financial highlights for the years ended were calculated using the average shares outstanding method.
/(4)/ As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.
/(5)/ For the period March 29, 2001 (commencement of operations) through
     November 30, 2001.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   20   NORTHERN INSTITUTIONAL FUNDS REPORT

--------------------------------------------------------------------------------
                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                     CLASS A
U.S. TREASURY INDEX PORTFOLIO                    ------------------------------------------------
Selected per share data                           2004       2003      2002      2001      2000
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $ 21.61   $ 21.99   $ 21.90   $ 21.06   $ 20.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.76      0.77      0.94      1.11      1.19
Net realized and unrealized gains (losses)         (0.07)     0.06      0.63      0.85      0.83
   Total Income from Investment Operations          0.69      0.83      1.57      1.96      2.02
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.76)    (0.77)    (0.93)    (1.12)    (1.21)
   From net realized gains                         (0.27)    (0.44)    (0.55)       --        --
      Total Distributions Paid                     (1.03)    (1.21)    (1.48)    (1.12)    (1.21)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $ 21.27   $ 21.61   $ 21.99   $ 21.90   $ 21.06
-------------------------------------------------------------------------------------------------
Total Return /(1)/                                  3.28%     3.78%     7.62%     9.55%    10.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $41,638   $63,061   $49,429   $44,323   $34,979
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements      0.26%     0.26%     0.26%     0.26%     0.26%
   Expenses, before waivers and reimbursements      0.56%     0.50%     0.56%     0.75%     0.84%
   Net investment income, net of waivers and
      reimbursements                                3.47%     3.53%     4.36%     5.23%     5.86%
   Net investment income, before waivers and
      reimbursements                                3.17%     3.29%     4.06%     4.74%     5.28%
Portfolio Turnover Rate                            45.64%    65.88%    89.88%   102.56%   110.97%
-------------------------------------------------------------------------------------------------

                                                                    CLASS C
                                                 -----------------------------------------------
Selected per share data                           2004     2003     2002      2001    2000 /(2)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $21.60   $21.98   $21.89   $ 21.09    $ 20.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                              0.69     0.71     0.89      1.09       1.21
Net realized and unrealized gains (losses)        (0.06)    0.06     0.64      0.79       0.79
   Total Income from Investment Operations         0.63     0.77     1.53      1.88       2.00
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                     (0.70)   (0.71)   (0.89)    (1.08)     (1.16)
   From net realized gains                        (0.27)   (0.44)   (0.55)       --         --
      Total Distributions Paid                    (0.97)   (1.15)   (1.44)    (1.08)     (1.16)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $21.26   $21.60   $21.98   $ 21.89    $ 21.09
------------------------------------------------------------------------------------------------
Total Return /(1)/                                 2.97%    3.58%    7.38%     9.12%     10.21%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $1,450   $1,938   $2,947   $ 1,047    $   341
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements     0.50%    0.50%    0.50%     0.50%      0.50%
   Expenses, before waivers and reimbursements     0.80%    0.74%    0.80%     0.99%      1.08%
   Net investment income, net of waivers and
      reimbursements                               3.23%    3.29%    4.12%     4.99%      5.62%
   Net investment income, before waivers and
      reimbursements                               2.93%    3.05%    3.82%     4.50%      5.04%
Portfolio Turnover Rate                           45.64%   65.88%   89.88%   102.56%    110.97%
------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
/(2)/ Financial highlights for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   21   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                         CLASS D
U.S. TREASURY INDEX PORTFOLIO                    ------------------------------------------------------
Selected per share data                           2004    2003 /(2)/    2002    2001 /(2)/   2000 /(2)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $21.59     $21.97     $21.88    $ 21.04      $ 20.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                              0.65       0.68       0.71       1.00         1.12
Net realized and unrealized gains (losses)        (0.06)      0.07       0.78       0.88         0.83
   Total Income from Investment Operations         0.59       0.75       1.49       1.88         1.95
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                     (0.67)     (0.69)     (0.85)     (1.04)       (1.13)
   From net realized gains                        (0.27)     (0.44)     (0.55)        --           --
      Total Distributions Paid                    (0.94)     (1.13)     (1.40)     (1.04)       (1.13)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $21.24     $21.59     $21.97    $ 21.88      $ 21.04
-------------------------------------------------------------------------------------------------------
Total Return /(1)/                                 2.83%      3.42%      7.22%      9.12%        9.97%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $2,837     $2,121     $  531    $   229      $   117
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements     0.65%      0.65%      0.65%      0.65%        0.65%
   Expenses, before waivers and reimbursements     0.95%      0.89%      0.95%      1.14%        1.23%
   Net investment income, net of waivers and
      reimbursements                               3.08%      3.14%      3.97%      4.84%        5.47%
   Net investment income, before waivers and
      reimbursements                               2.78%      2.90%      3.67%      4.35%        4.89%
Portfolio Turnover Rate                           45.64%     65.88%     89.88%    102.56%      110.97%
-------------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   22   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------


                                                                                        CLASS A
INTERMEDIATE BOND PORTFOLIO                                   --------------------------------------------------------
Selected per share data                                         2004      2003    2002 /(2)/     2001      2000
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                            $ 20.53   $ 20.15    $ 19.83     $ 18.99   $ 18.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.73      0.68       0.80        1.05      1.26
Net realized and unrealized gains (losses)                      (0.05)     0.39       0.33        0.85      0.01
   Total Income from Investment Operations                       0.68      1.07       1.13        1.90      1.27
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.73)    (0.69)     (0.81)      (1.06)    (1.26)
      Total Distributions Paid                                  (0.73)    (0.69)     (0.81)      (1.06)    (1.26)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $ 20.48   $ 20.53    $ 20.15     $ 19.83   $ 18.99
----------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                               3.36%     5.40%      5.80%      10.27%     7.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $33,215   $45,728    $45,186     $44,372   $28,950
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   0.36%     0.36%      0.36%       0.36%     0.37%/(3)/
   Expenses, before waivers and reimbursements                   0.70%     0.67%      0.72%       0.98%     0.94%
   Net investment income, net of waivers and reimbursements      3.48%     3.21%      4.05%       5.49%     6.37%
   Net investment income, before waivers and reimbursements      3.14%     2.90%      3.69%       4.87%     5.80%
Portfolio Turnover Rate                                        140.90%   336.00%    250.64%     254.48%    60.37%
----------------------------------------------------------------------------------------------------------------------

                                                                                        CLASS D
                                                              -------------------------------------------------------
Selected per share data                                         2004      2003    2002 /(2)/     2001     2000
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                            $ 20.52   $ 20.13    $ 19.82     $ 18.96   $18.95
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.65      0.60       0.73        1.01     1.11
Net realized and unrealized gains (losses)                      (0.05)     0.40       0.32        0.84     0.09
   Total Income from Investment Operations                       0.60      1.00       1.05        1.85     1.20
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.65)    (0.61)     (0.74)      (0.99)   (1.19)
      Total Distributions Paid                                  (0.65)    (0.61)     (0.74)      (0.99)   (1.19)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $ 20.47   $ 20.52    $ 20.13     $ 19.82   $18.96
---------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                               3.01%     4.95%      5.41%       9.98%    6.62%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $   118   $    96    $    68     $    27   $   27
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   0.75%     0.75%      0.75%       0.75%    0.76%/(3)/
   Expenses, before waivers and reimbursements                   1.09%     1.06%      1.11%       1.37%    1.33%
   Net investment income, net of waivers and reimbursements      3.09%     2.82%      3.66%       5.19%    5.98%
   Net investment income, before waivers and reimbursements      2.75%     2.51%      3.30%       4.57%    5.41%
Portfolio Turnover Rate                                        140.90%   336.00%    250.64%     254.48%   60.37%
---------------------------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
/(2)/ As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.
/(3)/ Expense ratios, net of waivers and reimbursements, for the year would have been 0.36% and 0.75% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   23   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------


                                                                                         CLASS A
SHORT-INTERMEDIATE BOND PORTFOLIO                             -----------------------------------------------------------
Selected per share data                                         2004       2003     2002 /(2) (3)/     2001       2000
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                            $  18.82   $  18.62      $  18.67      $  18.28   $  18.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.53       0.52          0.79          1.07       1.36
Net realized and unrealized gains (losses)                       (0.14)      0.23         (0.07)         0.46      (0.13)
   Total Income from Investment Operations                        0.39       0.75          0.72          1.53       1.23
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    (0.53)     (0.55)        (0.77)        (1.14)     (1.45)
      Total Distributions Paid                                   (0.53)     (0.55)        (0.77)        (1.14)     (1.45)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $  18.68   $  18.82      $  18.62      $  18.67   $  18.28
-------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                2.12%      4.01%         3.97%         8.59%      7.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $178,519   $165,595      $192,710      $272,003   $248,054
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                    0.36%      0.36%         0.36%         0.36%      0.36%
   Expenses, before waivers and reimbursements                    0.56%      0.55%         0.62%         0.75%      0.77%
   Net investment income, net of waivers and reimbursements       2.85%      2.75%         4.26%         5.77%      7.56%
   Net investment income, before waivers and reimbursements       2.65%      2.56%         4.00%         5.38%      7.15%
Portfolio Turnover Rate                                         199.57%    257.17%       184.27%       107.31%     48.97%
-------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS D
                                                              ------------------------------------------------------------
Selected per share data                                         2004      2003    2002 /(2) (3)/   2001 /(3)/   2000 /(3)/
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                            $ 18.76   $ 18.57      $ 18.62        $ 18.24       $18.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.45      0.45         0.67           0.48         1.31
Net realized and unrealized gains (losses)                      (0.13)     0.22        (0.02)          0.98        (0.16)
   Total Income from Investment Operations                       0.32      0.67         0.65           1.46         1.15
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.46)    (0.48)       (0.70)         (1.08)       (1.36)
      Total Distributions Paid                                  (0.46)    (0.48)       (0.70)         (1.08)       (1.36)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $ 18.62   $ 18.76      $ 18.57        $ 18.62       $18.24
--------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                               1.71%     3.61%        3.59%          8.16%        6.59%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $   285   $    59      $    65        $    38       $   30
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   0.75%     0.75%        0.75%          0.75%        0.75%
   Expenses, before waivers and reimbursements                   0.95%     0.94%        1.01%          1.14%        1.16%
   Net investment income, net of waivers and reimbursements      2.46%     2.36%        3.87%          5.38%        7.17%
   Net investment income, before waivers and reimbursements      2.26%     2.17%        3.61%          4.99%        6.76%
Portfolio Turnover Rate                                        199.57%   257.17%      184.27%        107.31%       48.97%
--------------------------------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
/(2)/ As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.
/(3)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   24   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                           CLASS A
U.S. GOVERNMENT SECURITIES PORTFOLIO             --------------------------------------------------------
Selected per share data                          2004 /(2)/     2003     2002 /(3)/     2001       2000
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $  20.24    $  20.60    $  20.55    $  19.67   $ 19.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                 0.48        0.48        0.75        0.97      1.14
Net realized and unrealized gains (losses)           (0.14)       0.10        0.43        0.95      0.18
   Total Income from Investment Operations            0.34        0.58        1.18        1.92      1.32
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                        (0.50)      (0.55)      (0.80)      (1.04)    (1.13)
   From net realized gains                           (0.30)      (0.39)      (0.33)         --        --
      Total Distributions Paid                       (0.80)      (0.94)      (1.13)      (1.04)    (1.13)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $  19.78    $  20.24    $  20.60    $  20.55   $ 19.67
---------------------------------------------------------------------------------------------------------
Total Return /(1)/                                    1.72%       2.92%       5.94%      10.03%     7.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year             $116,558    $121,523    $113,071    $105,605   $90,182
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements        0.36%       0.36%       0.36%       0.36%     0.36%
   Expenses, before waivers and reimbursements        0.58%       0.56%       0.62%       0.81%     0.81%
   Net investment income, net of waivers and
      reimbursements                                  2.39%       2.34%       3.68%       5.16%     5.87%
   Net investment income, before waivers and
      reimbursements                                  2.17%       2.14%       3.42%       4.71%     5.42%
Portfolio Turnover Rate                             206.62%     250.94%     246.91%     171.29%   139.01%
---------------------------------------------------------------------------------------------------------

                                                                           CLASS D
                                                 --------------------------------------------------------
Selected per share data                          2004 /(2)/     2003     2002 /(3)/     2001       2000
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $ 20.17     $ 20.53     $ 20.49     $ 19.62    $ 19.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                0.40        0.40        0.66        0.96       1.08
Net realized and unrealized gains (losses)          (0.14)       0.11        0.43        0.88       0.17
   Total Income from Investment Operations           0.26        0.51        1.09        1.84       1.25
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                       (0.42)      (0.48)      (0.72)      (0.97)     (1.06)
   From net realized gains                          (0.30)      (0.39)      (0.33)         --         --
      Total Distributions Paid                      (0.72)      (0.87)      (1.05)      (0.97)     (1.06)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $ 19.71     $ 20.17     $ 20.53     $ 20.49    $ 19.62
---------------------------------------------------------------------------------------------------------
Total Return /(1)/                                   1.37%       2.48%       5.50%       9.59%      6.65%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year             $   717     $ 1,646     $ 1,502     $   958    $   876
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements       0.75%       0.75%       0.75%       0.75%      0.75%
   Expenses, before waivers and reimbursements       0.97%       0.95%       1.01%       1.20%      1.20%
   Net investment income, net of waivers and
      reimbursements                                 2.00%       1.95%       3.29%       4.77%      5.48%
   Net investment income, before waivers and
      reimbursements                                 1.78%       1.75%       3.03%       4.32%      5.03%
Portfolio Turnover Rate                            206.62%     250.94%     246.91%     171.29%    139.01%
---------------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
/(2)/ Financial highlights for the year ended was calculated using the average shares outstanding method.
/(3)/ As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   25   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL BOND PORTFOLIO

                                                             PRINCIPAL
                                                              AMOUNT       VALUE
                                                           (000S) /(1)/   (000S)
--------------------------------------------------------------------------------
DEBT OBLIGATIONS - 98.8%
--------------------------------------------------------------------------------
British Pound Sterling - 14.4%
   Treasury of Great Britain,
      7.50%, 12/7/06                                           175        $  354
      7.25%, 12/7/07                                           140           289
--------------------------------------------------------------------------------
                                                                             643
--------------------------------------------------------------------------------
Danish Kroner - 4.3%
   Kingdom of Denmark,
      8.00%, 3/15/06                                         1,000           191
--------------------------------------------------------------------------------
Euro - 49.5%
   Deutsche Bundesrepublik,
      6.50%, 7/4/27                                            100           173
   European Investment Bank,
      3.50%, 10/15/05                                           29            39
      2.63%, 10/15/07                                          140           186
   Finnish Government,
      5.00%, 4/25/09                                           158           227
   Freddie Mac,
      4.63%, 2/15/07                                           155           215
   Irish Government Bonds,
      4.60%, 4/18/16                                           140           199
   Italy Buoni Poliennali Del Tesoro,
      3.50%, 1/15/08                                           151           206
   Kingdom of Belgium,
      5.75%, 9/28/10                                           146           220
   Kreditanstalt Wiederaufbau,
      3.50%, 11/15/05                                           29            39
      3.13%, 11/15/06                                          135           182
   Netherlands Government Bonds,
      5.50%, 1/15/28                                           120           186
   Portugal Obrigacoes do Tesouro OT,
      4.38%, 6/16/14                                           100           139
   Spain Government Bonds,
      5.75%, 7/30/32                                           125           201
--------------------------------------------------------------------------------
                                                                           2,212
--------------------------------------------------------------------------------
Japanese Yen - 25.7%
   Japan Government Ten Year Bonds,
      2.40%, 6/20/07                                        30,000           308
      1.50%, 3/20/12                                        50,000           502
   Japan Government Twenty Year Bonds,
      1.90%, 3/22/21                                        30,000           293
   Japan Government Two Year Bonds,
      0.10%, 10/20/05                                        5,000            48
--------------------------------------------------------------------------------
                                                                           1,151
--------------------------------------------------------------------------------
Swedish Krona - 4.9%
   Kingdom of Sweden,
      9.00%, 4/20/09                                         1,200        $  219
--------------------------------------------------------------------------------
Total Debt Obligations
--------------------------------------------------------------------------------
(Cost $3,748)                                                              4,416

                                                             PRINCIPAL
                                                               AMOUNT     VALUE
                                                               (000S)    (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 3.3%
--------------------------------------------------------------------------------
   Barclays Bank, Global Treasury Services,
      London, Eurodollar Time Deposit,
      2.06%, 12/1/04                                            $145        145
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $145)                                                                 145

--------------------------------------------------------------------------------
Total Investments - 102.1%
--------------------------------------------------------------------------------
(Cost $3,893)                                                             4,561
   Liabilities less Other Assets - (2.1)%                                   (92)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                      $ 4,469

/(1)/ Principal amounts are stated in local currencies.

At November 30, 2004, the International Bond Portfolio's investments were diversified as follows:

--------------------------------------------------------------------------------
INDUSTRY SECTOR                                                 % OF INVESTMENTS
--------------------------------------------------------------------------------
Governments                                                           83.0%
Supranational Agencies and Corporate                                  14.8
Cash                                                                   2.2
--------------------------------------------------------------------------------
Total                                                                100.0%

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   26   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

At November 30, 2004, the International Bond Portfolio had outstanding forward foreign currency exchange contracts as follows:

----------------------------------------------------------------------------------
                    AMOUNT          IN          AMOUNT
   CONTRACTS        (LOCAL       EXCHANGE       (LOCAL                  UNREALIZED
   TO DELIVER     CURRENCY)        FOR        CURRENCY)   SETTLEMENT   GAIN/(LOSS)
    CURRENCY        (000S)       CURRENCY       (000S)       DATE         (000S)
----------------------------------------------------------------------------------
Euro                    36    Danish Kroner        271      12/2/04       $ --
Euro                    70    Japanese Yen       9,508      12/2/04         --
Canadian Dollar        225    U.S. Dollar          178      1/18/05         12
Danish Kroner          271    Euro                  36      1/18/05         --
Euro                    74    British Pound         51      1/18/05         --
Euro                    74    Japanese Yen       9,928      1/18/05          1
Euro                   298    U.S. Dollar          371      1/18/05         26
Japanese Yen         9,508    Euro                  70      1/18/05         --
Japanese Yen        83,744    U.S. Dollar          766      1/18/05         51
U.S. Dollar            222    British Pound        125      1/18/05        (16)
U.S. Dollar            270    Danish Kroner      1,631      1/18/05        (22)
U.S. Dollar            135    Japanese Yen      14,220      1/18/05         (4)
U.S. Dollar            284    Swedish Krona      2,089      1/18/05        (28)
----------------------------------------------------------------------------------
Total                                                                     $ 20

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   27   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BOND PORTFOLIO

                                                                NUMBER    VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
PREFERRED STOCKS - 1.5%
--------------------------------------------------------------------------------
Agency - 1.5%
   Home Ownership Funding Corp. /(1)/                           13,000    $5,381
--------------------------------------------------------------------------------
REITS - 0.0%
   ISTAR Financial, Inc.                                         3,700        93
--------------------------------------------------------------------------------
Total Preferred Stocks
--------------------------------------------------------------------------------
(Cost $13,093)                                                             5,474

                                                             PRINCIPAL
                                                               AMOUNT     VALUE
                                                               (000S)     (000S)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 14.3%
--------------------------------------------------------------------------------
Automobile - 3.1%
   BMW Vehicle Owner Trust,
      Series 2003-A, Class A4,
      2.53%, 2/25/08                                           $1,500      1,485
   Capital Auto Receivables Asset Trust,
      Series 2003-1, Class A3A,
      2.75%, 4/16/07                                            2,100      2,094
   Honda Auto Receivables Owner Trust,
      Series 2004-2, Class A3,
      3.30%, 6/16/08                                            1,595      1,596
   Isuzu Auto Owner Trust,
      Series 2001-1, Class A4,
      5.31%, 1/22/07                                               28         28
   Navistar Financial Corp. Owner Trust,
      Series 2004-B, Class A3,
      3.13%, 5/15/09                                            1,350      1,340
   Nissan Auto Receivables Owner Trust,
      Series 2004-A, Class A3,
      2.01%, 11/15/07                                           1,615      1,592
   Triad Auto Receivables Owner Trust,
      Series 2003-B, Class A3,
      2.48%, 3/12/08                                            1,610      1,600
   WFS Financial Owner Trust,
      Series 2004-2, Class A4,
      3.54%, 11/21/11                                           1,700      1,699
--------------------------------------------------------------------------------
                                                                          11,434
--------------------------------------------------------------------------------
Commercial Mortgage Services - 6.4%
   Chase Manhattan Bank-First Union National Bank,
      Series 1999-1, Class A-2,
      7.44%, 8/15/31                                            4,000      4,522
   Citigroup Commercial Mortgage Trust,
      Series 2004-C1, Class A4,
      5.46%, 4/15/40                                            1,830      1,895
   CS First Boston Mortgage Securities Corp.,
      Series 2002-CKN2, Class A3,
      6.13%, 4/15/37                                           $2,105    $ 2,285
   DLJ Commercial Mortgage Corp.,
      Series 1998-CF2, Class A1B,
      6.24%, 11/12/31                                             800        861
   JP Morgan Chase Commercial Mortgage Securities Corp.,
      Series 2003-C1, Class A1,
      4.28%, 1/12/37                                            2,188      2,193
   Morgan Stanley Capital I,
      Series 2004-IQ7, Class A4,
      5.57%, 6/15/38                                            1,915      1,994
   Morgan Stanley Dean Witter Capital I,
      Series 2001-TOP1, Class A4,
      6.66%, 2/15/33                                            2,675      2,973
   Morgan Stanley Dean Witter Capital I,
      Series 2001-TOP3, Class A4,
      6.39%, 7/15/33                                            2,290      2,523
   Wachovia Bank Commercial Mortgage Trust,
      Series 2003-C5, Class A2,
      3.99%, 6/15/35                                            2,620      2,480
   Wachovia Bank Commercial Mortgage Trust,
      Series 2003-C6, Class A4,
      5.13%, 8/15/35                                            2,095      2,136
--------------------------------------------------------------------------------
                                                                          23,862
--------------------------------------------------------------------------------
Credit Card - 1.1%
   Bank One Issuance Trust,
      Series 2003-A9, Class A9,
      3.86%, 6/15/11                                            1,520      1,521
   Citibank Credit Card Issuance Trust,
      Series 2003-A8, Class A8,
      3.50%, 8/16/10                                            1,290      1,275
   Fleet Credit Card Master Trust II,
      Series 2002-C, Class A,
      2.75%, 4/15/08                                            1,410      1,408
--------------------------------------------------------------------------------
                                                                           4,204
--------------------------------------------------------------------------------
Home Equity - 0.7%
   Advanta Mortgage Loan Trust,
      Series 2000-1, Class A4,
      8.61%, 3/25/28                                              252        259
   Citifinancial Mortgage Securities, Inc.,
      Series 2003-3, Class AF2,
      3.08%, 8/25/33                                            1,300      1,294

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   28   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                             PRINCIPAL
                                                               AMOUNT     VALUE
                                                               (000S)    (000S)
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 14.3% - CONTINUED
-------------------------------------------------------------------------------
Home Equity - 0.7% - (continued)
   Countrywide Asset-Backed Certificates,
      Series 2003-5, Class AF2,
      3.04%, 4/25/25                                           $1,130    $ 1,129
--------------------------------------------------------------------------------
                                                                           2,682
--------------------------------------------------------------------------------
Other - 1.0%
   Residential Asset Mortgage Product,
      Series 2003-RS10, Class AI3,
      3.58%, 3/25/28                                            2,000      1,998
   Residential Asset Mortgage Products, Inc.,
      Series 2004-RS5, Class AI3,
      4.48%, 9/25/29                                            1,800      1,803
--------------------------------------------------------------------------------
                                                                           3,801
--------------------------------------------------------------------------------
Whole Loan - 2.0%
   GMAC Mortgage Corp. Loan Trust,
      Series 2004-HE5, Class A2,
      3.69%, 9/25/34                                            1,055      1,055
   PNC Mortgage Securities Corp.,
      Collateral Strip Rate, Series 1996-PR1,
      Class A,
      0.00%, 4/28/27                                               61         60
   Residential Accredit Loans, Inc.,
      Series 2001-QS18, Class A1,
      6.50%, 12/25/31                                           2,796      2,845
   Washington Mutual,
      Series 2003-AR7, Class A5,
      3.07%, 8/25/33                                            3,320      3,255
--------------------------------------------------------------------------------
                                                                           7,215
--------------------------------------------------------------------------------
Total Asset-Backed Securities
--------------------------------------------------------------------------------
(Cost $53,518)                                                            53,198

--------------------------------------------------------------------------------
CORPORATE BONDS - 31.6%
--------------------------------------------------------------------------------
Advertising - 0.2%
   Advanstar Communications, Inc.,
      12.00%, 2/15/11                                             150        163
   Donnelley (R.H.) Finance Corp. I,
      10.88%, 12/15/12                                            500        598
--------------------------------------------------------------------------------
                                                                             761
--------------------------------------------------------------------------------
Agriculture - 0.4%
   Bunge Ltd. Finance Corp.,
      5.88%, 5/15/13                                            1,220      1,278
   Gold Kist, Inc.,
      10.25%, 3/15/14                                              97        113
   Seminis Vegetable Seeds, Inc.,
      10.25%, 10/1/13                                          $  100     $  113
--------------------------------------------------------------------------------
                                                                           1,504
--------------------------------------------------------------------------------
Apparel - 0.0%
   Levi Strauss & Co.,
      11.63%, 1/15/08                                              90         94
      12.25%, 12/15/12 +                                           75         79
--------------------------------------------------------------------------------
                                                                             173
--------------------------------------------------------------------------------
Auto Manufacturers - 0.8%
   DaimlerChrysler NA Holding Corp.,
      7.25%, 1/18/06                                              458        477
      4.05%, 6/4/08                                               530        527
      8.50%, 1/18/31 +                                          1,470      1,774
   Navistar International Corp., +
      7.50%, 6/15/11                                               40         43
--------------------------------------------------------------------------------
                                                                           2,821
--------------------------------------------------------------------------------
Auto Parts & Equipment - 0.1%
   Delco Remy International, Inc., +
      9.38%, 4/15/12                                              125        128
   Goodyear Tire & Rubber (The) Co., +
      7.86%, 8/15/11                                               90         89
   Tenneco, Inc.,
      11.63%, 10/15/09                                            220        234
--------------------------------------------------------------------------------
                                                                             451
--------------------------------------------------------------------------------
Banks - 0.5%
   RBS Capital Trust III,
      5.51%, 9/29/49                                            1,890      1,912
--------------------------------------------------------------------------------
Building Materials - 0.1%
   Ply Gem Industries, Inc., +
      9.00%, 2/15/12                                              250        254
--------------------------------------------------------------------------------
Chemicals - 0.4%
   ISP Chemco, Inc.,
      10.25%, 7/1/11                                              500        560
   Lyondell Chemical Co., +
      9.63%, 5/1/07                                               360        397
   Nalco Co., +
      8.88%, 11/15/13                                              90         99
   PolyOne Corp.,
      10.63%, 5/15/10                                             275        310

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   29   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BOND PORTFOLIO (continued)

                                                             PRINCIPAL
                                                               AMOUNT     VALUE
                                                               (000S)     (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 31.6% - CONTINUED
--------------------------------------------------------------------------------
Chemicals - 0.4% - (continued)
   Resolution Performance Products, Inc., +
      13.50%, 11/15/10                                         $  185    $   202
--------------------------------------------------------------------------------
                                                                           1,568
--------------------------------------------------------------------------------
Coal - 0.0%
   Foundation PA Coal Co., /(1)/ +
      7.25%, 8/1/14                                                40         43
--------------------------------------------------------------------------------
Commercial Services - 0.2%
   Corrections Corp. of America,
      9.88%, 5/1/09                                               375        422
   Dollar Financial Group, Inc.,
      9.75%, 11/15/11                                             100        108
   Service Corp. International, +
      7.70%, 4/15/09                                              120        131
   Williams Scotsman, Inc., +
      9.88%, 6/1/07                                               150        148
--------------------------------------------------------------------------------
                                                                             809
--------------------------------------------------------------------------------
Computers - 0.0%
   Stratus Technologies, Inc.,
      10.38%, 12/1/08                                             145        130
--------------------------------------------------------------------------------
Cosmetics/Personal Care - 0.0%
   Elizabeth Arden, Inc., +
      7.75%, 1/15/14                                              100        107
--------------------------------------------------------------------------------
Diversified Financial Services - 12.0%
   Alamosa Delaware, Inc.,
      11.00%, 7/31/10                                              75         88
   Allstate Life Global Funding Trusts, +
      4.50%, 5/29/09                                            1,760      1,780
   American General Finance Corp.,
      3.88%, 10/1/09                                            2,250      2,203
   Associates Corp. NA,
      6.25%, 11/1/08                                            1,090      1,180
   Capital One Bank,
      4.88%, 5/15/08                                              685        702
   CIT Group, Inc.,
      5.00%, 2/13/14                                              625        616
   Citigroup, Inc.,
      5.63%, 8/27/12                                                5          5
   Couche-Tard, +
      7.50%, 12/15/13                                              90         98
   Countrywide Home Loans, Inc.,
      4.25%, 12/19/07                                             400        403
      3.25%, 5/21/08                                              220        214
   Credit Suisse First Boston USA, Inc.,
      4.63%, 1/15/08                                           $  345    $   353
   Ford Motor Credit Co., +
      7.25%, 10/25/11                                           5,820      6,179
   General Electric Capital Corp.,
      6.75%, 3/15/32                                              925      1,057
   General Motors Acceptance Corp.,
      6.88%, 9/15/11                                            3,895      3,973
      8.00%, 11/1/31                                            1,930      1,934
   Goldman Sachs Group, Inc.,
      6.88%, 1/15/11                                            3,410      3,814
      5.00%, 10/1/14                                            1,400      1,377
   Household Finance Corp.,
      4.63%, 1/15/08                                              700        715
      6.38%, 11/27/12                                             935      1,026
   International Lease Finance Corp.,
      2.95%, 5/23/06 +                                            435        431
      3.75%, 8/1/07                                               480        479
   iPCS Escrow Co., /(1)/ +
      11.50%, 5/1/12                                               50         55
   JP Morgan Chase & Co., +
      5.13%, 9/15/14                                            3,765      3,750
   Merrill Lynch & Co., Inc.,
      5.00%, 1/15/15                                            1,745      1,716
   Morgan Stanley,
      3.63%, 4/1/08                                             1,160      1,151
      4.75%, 4/1/14                                             1,125      1,085
   TRAINS, /(1)/ +
      8.21%, 8/1/15                                             7,833      8,461
   UGS Corp., /(1)/
      10.00%, 6/1/12                                               90        103
--------------------------------------------------------------------------------
                                                                          44,948
--------------------------------------------------------------------------------
Electric - 1.6%
   AES Corp., +
      9.50%, 6/1/09                                               425        485
   Appalachian Power Co.,
      3.60%, 5/15/08                                              520        512
   Calpine Generating Co. LLC, /(1)/
      7.76%, 4/1/10                                                50         49
      11.50%, 4/1/11                                              140        130

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   30   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                                AMOUNT    VALUE
                                                                (000S)    (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 31.6% - CONTINUED
--------------------------------------------------------------------------------
Electric - 1.6% - (continued)
   CMS Energy Corp.,
      9.88%, 10/15/07                                           $  225    $  252
      8.50%, 4/15/11 +                                              75        85
   Duke Energy Corp.,
      3.75%, 3/5/08                                                550       547
   Power Contract Financing LLC, /(1)/
      5.20%, 2/1/06                                                539       544
   Power Receivable Finance LLC, /(1)/
      6.29%, 1/1/12                                              1,492     1,548
   PSEG Energy Holdings, Senior Notes,
      10.00%, 10/1/09                                              165       198
   Public Service Electric & Gas,
      4.00%, 11/1/08                                             1,020     1,016
   Sierra Pacific Resources,
      8.63%, 3/15/14                                                50        57
   South Carolina Electric & Gas,
      5.80%, 1/15/33                                               155       157
   TECO Energy, Inc., +
      7.20%, 5/1/11                                                150       166
   Wisconsin Electric Power,
      5.63%, 5/15/33                                               200       198
--------------------------------------------------------------------------------
                                                                           5,944
--------------------------------------------------------------------------------
Electrical Components & Equipment - 0.0%
   Superior Essex Communications LLC/Essex Group, Inc.,
      9.00%, 4/15/12                                               125       130
--------------------------------------------------------------------------------
Electronics - 0.1%
   Dresser, Inc., +
      9.38%, 4/15/11                                               100       110
   PerkinElmer, Inc.,
      8.88%, 1/15/13                                               125       143
--------------------------------------------------------------------------------
                                                                             253
--------------------------------------------------------------------------------
Entertainment - 0.1%
   Mohegan Tribal Gaming Authority, /(1)/ +
      7.13%, 8/15/14                                               150       159
   Seneca Gaming Corp., +
      7.25%, 5/1/12                                                130       137
   Six Flags, Inc., +
      9.63%, 6/1/14                                                 25        24
--------------------------------------------------------------------------------
                                                                             320
--------------------------------------------------------------------------------
Environmental Control - 0.2%
   Allied Waste North America, +
      9.25%, 9/1/12                                             $  200    $  213
   Waste Management, Inc.,
      6.38%, 11/15/12                                              550       603
--------------------------------------------------------------------------------
                                                                             816
--------------------------------------------------------------------------------
Food - 1.1%
   Delhaize America, Inc., +
      8.13%, 4/15/11                                               185       213
   Kraft Foods, Inc.,
      5.25%, 6/1/07                                              1,790     1,853
   Kroger Co., +
      6.75%, 4/15/12                                             1,900     2,118
   Roundy's, Inc.,
      8.88%, 6/15/12                                                50        55
--------------------------------------------------------------------------------
                                                                           4,239
--------------------------------------------------------------------------------
Forest Products & Paper - 0.2%
   Boise Cascade LLC, /(1)/
      7.13%, 10/15/14                                              150       157
   Georgia-Pacific Corp.,
      8.88%, 2/1/10                                                380       443
--------------------------------------------------------------------------------
                                                                             600
--------------------------------------------------------------------------------
Healthcare - Products - 0.0%
   Medical Device Manufacturing, /(1)/
      10.00%, 7/15/12                                              110       118
--------------------------------------------------------------------------------
Healthcare - Services - 0.1%
   Beverly Enterprises, Inc., /(1)/
      7.88%, 6/15/14                                               225       240
   Pacificare Health Systems,
      10.75%, 6/1/09                                               125       144
   Triad Hospitals, Inc., +
      7.00%, 5/15/12                                                75        79
--------------------------------------------------------------------------------
                                                                             463
--------------------------------------------------------------------------------
Home Builders - 0.5%
   Hovnanian (K.) Enterprises, Inc.,
      7.75%, 5/15/13 +                                              90        97
      6.38%, 12/15/14 +                                            100       100
   KB Home, +
      5.75%, 2/1/14                                              1,700     1,671
--------------------------------------------------------------------------------
                                                                           1,868
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   31   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BOND PORTFOLIO (continued)

                                                             PRINCIPAL
                                                               AMOUNT     VALUE
                                                               (000S)     (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 31.6% - CONTINUED
--------------------------------------------------------------------------------
Insurance - 1.3%
   American International Group, Inc.,
      4.25%, 5/15/13                                           $  655    $   625
   Marsh & McLennan Cos, Inc., +
      5.38%, 7/15/14                                            1,085      1,034
   Principal Life Income Funding Trusts,
      3.20%, 4/1/09                                             1,200      1,155
      5.10%, 4/15/14                                            2,055      2,056
--------------------------------------------------------------------------------
                                                                           4,870
--------------------------------------------------------------------------------
Iron/Steel - 0.1%
   AK Steel Corp., +
      7.88%, 2/15/09                                              110        112
   International Steel Group, Inc.,
      6.50%, 4/15/14                                              200        213
--------------------------------------------------------------------------------
                                                                             325
--------------------------------------------------------------------------------
Leisure Time - 0.1%
   AMF Bowling Worldwide, +
      10.00%, 3/1/10                                              225        241
--------------------------------------------------------------------------------
Lodging - 0.4%
   Aztar Corp., +
      7.88%, 6/15/14                                              135        148
   Mandalay Resort Group,
      6.50%, 7/31/09                                              275        288
      7.63%, 7/15/13 +                                            160        175
   MGM Mirage, +
      8.38%, 2/1/11                                               360        404
   Premier Entertainment Biloxi LLC/Premier
      Finance Biloxi Corp., +
      10.75%, 2/1/12                                              200        216
   Starwood Hotels & Resorts Worldwide, Inc., +
      7.88%, 5/1/12                                               100        114
   Station Casinos, Inc., +
      6.88%, 3/1/16                                                90         94
--------------------------------------------------------------------------------
                                                                           1,439
--------------------------------------------------------------------------------
Machinery - Construction & Mining - 0.2%
   Joy Global, Inc.,
      8.75%, 3/15/12                                              500        565
--------------------------------------------------------------------------------
Machinery - Diversified - 0.0%
   Manitowoc Co., +
      10.50%, 8/1/12                                              160        184
--------------------------------------------------------------------------------
Media - 3.3%
   American Media Operation, Inc., Series B,
      10.25%, 5/1/09                                              500        523
   Cablevision Systems Corp., /(1)/ +
      8.00%, 4/15/12                                           $   50    $    53
   Charter Communications Holdings II LLC,
      10.25%, 9/15/10                                             135        141
   Charter Communications Holdings LLC,
   Senior Notes,
      10.75%, 10/1/09                                             140        121
   Comcast Cable Communications,
      6.38%, 1/30/06 +                                          1,938      2,007
      6.75%, 1/30/11 +                                            650        721
   Comcast Corp.,
      7.05%, 3/15/33                                              505        560
   COX Communications, Inc.,
      7.75%, 8/15/06                                              320        341
   CSC Holdings, Inc., /(1)/
      6.75%, 4/15/12                                              125        128
   Dex Media East LLC/Dex Media East
      Finance Co., +
      12.13%, 11/15/12                                            19          23
   DirecTV Holdings LLC,
      8.38%, 3/15/13                                              200        225
   Houghton Mifflin Co., +
      9.88%, 2/1/13                                               150        165
   Liberty Group Operating, Inc.,
      9.38%, 2/1/08                                               275        279
   Mediacom Broadband LLC,
      11.00%, 7/15/13                                             100        106
   News America Holdings, Inc., +
      7.60%, 10/11/15                                             740        868
   News America, Inc., +
      6.63%, 1/9/08                                               300        324
   Time Warner, Inc.,
      6.75%, 4/15/11                                            2,735      3,045
      6.95%, 1/15/28                                            1,250      1,357
   Univision Communications, Inc.,
      3.50%, 10/15/07                                             565        557
      3.88%, 10/15/08                                             605        597
   Xm Satellite Radio, Inc.,
      12.00%, 6/15/10                                             110        130
   Young Broadcasting, Inc., +
      10.00%, 3/1/11                                              205        218
--------------------------------------------------------------------------------
                                                                          12,489
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   32   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                                AMOUNT     VALUE
                                                                (000S)    (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 31.6% - CONTINUED
--------------------------------------------------------------------------------
Metal Fabrication/Hardware - 0.1%
   Wolverine Tube, Inc., +
      10.50%, 4/1/09                                            $  190    $  207
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 0.2%
   General Electric Co.,
      5.00%, 2/1/13                                                320       325
   Park-Ohio Industries, Inc.,
      9.25%, 12/1/07                                               350       353
   Trinity Industries, Inc.,
      6.50%, 3/15/14                                               250       245
--------------------------------------------------------------------------------
                                                                             923
--------------------------------------------------------------------------------
Office/Business Equipment - 0.1%
   Xerox Corp., +
      7.63%, 6/15/13                                               275       302
--------------------------------------------------------------------------------
Oil & Gas - 1.2%
   Coastal Corp., +
      7.75%, 6/15/10                                               560       577
   Devon Energy Corp.,
      7.95%, 4/15/32                                               635       792
   Devon Financing Corp. ULC,
      6.88%, 9/30/11                                               740       833
   Giant Industries, Inc.,
      11.00%, 5/15/12                                              185       216
   Magnum Hunter Resources, Inc., +
      9.60%, 3/15/12                                               369       422
   Pemex Project Funding Master Trust,
      7.38%, 12/15/14                                            1,230     1,342
   Pride International, Inc., /(1)/ +
      7.38%, 7/15/14                                                60        66
   Swift Energy Co.,
      9.38%, 5/1/12                                                150       170
--------------------------------------------------------------------------------
                                                                           4,418
--------------------------------------------------------------------------------
Packaging & Containers - 0.1%
   Owens-Brockway,
      7.75%, 5/15/11                                                75        81
   Owens-Illinois, Inc., +
      8.10%, 5/15/07                                               240       253
--------------------------------------------------------------------------------
                                                                             334
--------------------------------------------------------------------------------
Pharmaceuticals - 0.0%
   Leiner Health Products, Inc.,
      11.00%, 6/1/12                                                90        98
--------------------------------------------------------------------------------
Pipelines - 0.6%
   Duke Capital LLC,
      5.50%, 3/1/14                                             $1,485    $1,499
   Dynegy Holdings, Inc., /(1)/ +
      9.88%, 7/15/10                                               275       311
   Pacific Energy Partners LP/Pacific Energy
      Finance Corp.,
      7.13%, 6/15/14                                                40        43
   Williams Cos, Inc.,
      7.88%, 9/1/21                                                275       311
--------------------------------------------------------------------------------
                                                                           2,164
--------------------------------------------------------------------------------
Real Estate - 0.5%
   EOP Operating LP,
      4.65%, 10/1/10                                             1,600     1,594
--------------------------------------------------------------------------------
REITS - 0.7%
   Felcor Lodging LP, +
      9.00%, 6/1/11                                                225       252
   Host Marriott LP, +
      7.13%, 11/1/13                                               250       267
   Meristar Hospitality Corp., +
      9.00%, 1/15/08                                               100       106
   Simon Property Group LP, +
      4.88%, 3/18/10                                             1,970     1,994
--------------------------------------------------------------------------------
                                                                           2,619
--------------------------------------------------------------------------------
Retail - 0.7%
   AmeriGas Partners LP,
      8.88%, 5/20/11                                               500       545
   Carrols Corp.,
      9.50%, 12/1/08                                                75        77
   Crew (J.) Intermediate LLC, +
      0.00%, 5/15/08                                               175       164
   Ferrellgas LP, +
      6.75%, 5/1/14                                                 40        41
   Finlay Fine Jewelry Corp., +
      8.38%, 6/1/12                                                 60        65
   Friendly Ice Cream Corp., +
      8.38%, 6/15/12                                               275       269
   Petro Stopping Centers LP, +
      9.00%, 2/15/12                                               210       222
   Staples, Inc.,
      7.38%, 10/1/12                                               920     1,062
--------------------------------------------------------------------------------
                                                                           2,445
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   33   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BOND PORTFOLIO (continued)

                                                            PRINCIPAL
                                                              AMOUNT      VALUE
                                                              (000S)      (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 31.6% - CONTINUED
--------------------------------------------------------------------------------
Savings & Loans - 0.3%
   Washington Mutual Bank FA,
      5.13%, 1/15/15                                          $1,260    $  1,232
--------------------------------------------------------------------------------
Semiconductors - 0.1%
   AMI Semiconductor, Inc.,
      10.75%, 2/1/13                                             110         129
Amkor Technology, Inc., +
      7.13%, 3/15/11                                             135         119
Freescale Semiconductor, Inc.,
      7.13%, 7/15/14                                             100         107
--------------------------------------------------------------------------------
                                                                             355
--------------------------------------------------------------------------------
Telecommunications - 2.2%
   AT&T Corp., +
      9.05%, 11/15/11                                            600         684
   AT&T Wireless Services, Inc.,
      7.50%, 5/1/07                                              225         244
      7.88%, 3/1/11                                              220         257
      8.75%, 3/1/31                                              550         719
   Block Communications, Inc., +
      9.25%, 4/15/09                                             100         107
   Centennial Cellular Communication,
      10.13%, 6/15/13                                            120         131
   Citizens Communications Co.,
      6.25%, 1/15/13                                              70          70
      9.00%, 8/15/31 +                                            70          77
   Insight Midwest LP, Senior Notes, +
      10.50%, 11/1/10                                            100         110
   Nextel Communications, Inc.,
      7.38%, 8/1/15                                              140         154
   PanAmSat Corp., /(1)/ +
      9.00%, 8/15/14                                              90          96
   Qwest Capital Funding, Inc.,
      7.90%, 8/15/10 +                                            90          88
      7.25%, 2/15/11 +                                            15          14
   Qwest Services Corp., /(1)/
      14.00%, 12/15/10                                            60          71
   Sprint Capital Corp.,
      7.63%, 1/30/11                                             785         905
      8.38%, 3/15/12                                             615         743
      8.75%, 3/15/32                                             900       1,159
   Time Warner Telecom, Inc., +
      10.13%, 2/1/11                                              80          77
   U.S. Unwired, Inc.,
      10.00%, 6/15/12                                         $   40    $     44
   U.S. West Capital Funding, Inc., +
      6.38%, 7/15/08                                              40          39
   U.S. West Communications, Inc.,
      6.88%, 9/15/33                                             200         176
   UbiquiTel Operating Co.,
      9.88%, 3/1/11                                               50          55
   Verizon New Jersey, Inc.,
      5.88%, 1/17/12                                           2,075       2,188
--------------------------------------------------------------------------------
                                                                           8,208
--------------------------------------------------------------------------------
Transportation - 0.8%
   CSX Corp.,
      6.30%, 3/15/12                                           2,225       2,407
   Horizon Lines LLC, /(1)/
      9.00%, 11/1/12                                             140         153
   Norfolk Southern Corp., +
      7.25%, 2/15/31                                             400         465
   Overseas Shipholding Group,
      8.25%, 3/15/13                                             100         112
--------------------------------------------------------------------------------
                                                                           3,137
--------------------------------------------------------------------------------
Total Corporate Bonds
--------------------------------------------------------------------------------
(Cost $116,031)                                                          118,381

--------------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 3.4%
--------------------------------------------------------------------------------
Banks - 0.2%
   National Westminster Bank PLC,
      7.38%, 10/1/09                                             475         540
--------------------------------------------------------------------------------
Building Materials - 0.0%
   Ainsworth Lumber Co. Ltd., +
      6.75%, 3/15/14                                             125         120
--------------------------------------------------------------------------------
Diversified Financial Services - 0.1%
   BCP Caylux Holdings Luxembourg SCA, /(1)/ +
      9.63%, 6/15/14                                             160         180
--------------------------------------------------------------------------------
Electronics - 0.0%
   Celestica, Inc., +
      7.88%, 7/1/11                                               35          37
   Flextronics International Ltd., /(1)/ +
      6.25%, 11/15/14                                            120         117
--------------------------------------------------------------------------------
                                                                             154
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   34   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                             PRINCIPAL
                                                               AMOUNT     VALUE
                                                               (000S)     (000S)
--------------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 3.4% - CONTINUED
--------------------------------------------------------------------------------
Forest Products & Paper - 0.0%
   Abitibi-Consolidated, Inc.,
      7.75%, 6/15/11                                          $    80    $    84
--------------------------------------------------------------------------------
Iron/Steel - 0.1%
   IPSCO, Inc.,
      8.75%, 6/1/13                                               275        313
--------------------------------------------------------------------------------
Leisure Time - 0.0%
   Bombardier Recreational Products,
      Inc., +
      8.38%, 12/15/13                                             150        162
--------------------------------------------------------------------------------
Media - 0.0%
   Kabel Deutschland GmbH, /(1)/ +
      10.63%, 7/1/14                                               55         63
--------------------------------------------------------------------------------
Mining - 0.2%
   Alcan, Inc., +
      6.13%, 12/15/33                                             595        610
--------------------------------------------------------------------------------
Oil & Gas - 0.2%
   Anadarko Finance Co.,
      7.50%, 5/1/31                                               490        591
--------------------------------------------------------------------------------
Retail - 0.0%
   Jean Coutu Group, Inc., /(1)/ +
      8.50%, 8/1/14                                               125        127
--------------------------------------------------------------------------------
Sovereign - 0.6%
   Mexico Government International Bond,
      6.38%, 1/16/13                                            2,285      2,388
--------------------------------------------------------------------------------
Telecommunications - 1.8%
   Deutsche Telekom International
      Finance BV,
      8.75%, 6/15/30                                              600        771
   France Telecom SA,
      8.50%, 3/1/11                                               705        836
   NTL Cable PLC, /(1)/ +
      8.75%, 4/15/14                                              100        113
   Rogers Wireless Communications,
      Inc., +
      6.38%, 3/1/14                                                75         73
   Royal KPN N.V.,
      8.00%, 10/1/10                                              925      1,085
   Telecom Italia Capital SA,
      5.25%, 11/15/13                                           1,020      1,019
   Telefonica Europe BV,
      7.75%, 9/15/10                                            1,050      1,222
   Telefonos de Mexico SA de CV,
      4.50%, 11/19/08                                             770        773
   Vodafone Group PLC, +
      6.25%, 11/30/32                                         $   860    $   911
--------------------------------------------------------------------------------
                                                                           6,803
--------------------------------------------------------------------------------
Textiles - 0.1%
   INVISTA, /(1)/ +
      9.25%, 5/1/12                                               175        195
--------------------------------------------------------------------------------
Transportation - 0.1%
   General Maritime Corp.,
      10.00%, 3/15/13                                             250        290
--------------------------------------------------------------------------------
Total Foreign Issuer Bonds
--------------------------------------------------------------------------------
(Cost $12,349)                                                            12,620

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 42.1% /(2)/
--------------------------------------------------------------------------------
Fannie Mae - 37.4%
      3.00%, 3/2/07                                             1,355      1,346
      3.75%, 5/17/07 +                                          3,225      3,232
      6.00%, 1/18/12                                            2,195      2,204
      6.25%, 5/15/29                                            2,950      3,258
   Interest Only Stripped Security, Series 278,
      Class 2,
      1.70%, 8/1/25                                                --         72
   Pool #535982,
      7.50%, 5/1/31                                               333        357
   Pool #545437,
      7.00%, 2/1/32                                                36         38
   Pool #545757,
      7.00%, 6/1/32                                             6,097      6,469
   Pool #555750,
      5.00%, 9/1/18                                             1,004      1,019
   Pool #585617,
      7.00%, 5/1/31                                                 1          1
   Pool #667012,
      5.50%, 11/1/17                                            6,307      6,515
   Pool #703439,
      5.00%, 6/1/18                                             7,129      7,239
   Pool #713973,
      5.00%, 7/1/33                                             6,566      6,495
   Pool #725012,
      5.00%, 12/1/18                                            2,781      2,822
   Pool #725787,
      5.00%, 9/1/19                                            14,645     14,856

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   35   FUNDS INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BOND PORTFOLIO (continued)

                                                           PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)     (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 42.1% /(2)/ - CONTINUED
--------------------------------------------------------------------------------
Fannie Mae - 37.4% - (continued)
   Pool #733868,
      6.00%, 12/1/32                                        $ 3,630    $  3,748
   Pool #740226,
      5.00%, 9/1/33                                           5,547       5,487
   Pool #765123,
      6.00%, 1/1/34                                           5,820       6,015
   Pool #770695,
      5.00%, 4/1/34                                           1,340       1,324
   Pool #771194,
      5.50%, 4/1/34                                          25,694      26,016
   Pool #772764,
      5.00%, 3/1/34                                           2,753       2,718
   Pool #775007,
      5.00%, 4/1/34                                           5,579       5,509
   Pool #779668,
      5.50%, 7/1/34                                             841         852
   Pool #780957,
      4.50%, 5/1/19                                          15,405      15,318
   Pool TBA, /(3)/
      6.00%, 12/11/28                                         7,725       7,971
      5.00%, 12/15/33                                         9,105       8,980
--------------------------------------------------------------------------------
                                                                        139,861
--------------------------------------------------------------------------------
Freddie Mac - 0.3%
      4.75%, 12/8/10 +                                        1,115       1,118
--------------------------------------------------------------------------------
Freddie Mac Gold - 3.4%
   Pool #A17500,
      6.50%, 1/1/34                                          10,514      11,029
   Pool #C00910,
      7.50%, 1/1/30                                           1,697       1,819
--------------------------------------------------------------------------------
                                                                         12,848
--------------------------------------------------------------------------------
Government National Mortgage Association - 1.0%
   Pool #627123,
      5.50%, 3/15/34                                          3,686       3,753
--------------------------------------------------------------------------------
Total U.S. Government Agencies
--------------------------------------------------------------------------------
(Cost $157,550)                                                         157,580

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 5.0%
--------------------------------------------------------------------------------
U.S. Treasury Bonds - 2.0%
      6.75%, 8/15/26 +                                          225         275
      5.38%, 2/15/31 +                                        7,000       7,367
--------------------------------------------------------------------------------
                                                                          7,642
--------------------------------------------------------------------------------
U.S. Treasury Notes - 3.0%
      3.63%, 7/15/09 +                                      $ 2,155    $  2,152
      4.25%, 11/15/14 +                                       9,071       8,993
--------------------------------------------------------------------------------
                                                                         11,145
--------------------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------------------
(Cost $18,727)                                                           18,787

                                                            NUMBER OF   VALUE
                                                              SHARES    (000S)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 12.4%
--------------------------------------------------------------------------------
   Northern Institutional Funds -
      Liquid Assets Portfolio /(4)/                        46,264,064   46,264
--------------------------------------------------------------------------------
Total Investment Company
--------------------------------------------------------------------------------
(Cost $46,264)                                                          46,264

                                                           PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)      (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 7.0%
--------------------------------------------------------------------------------
   Barclays Bank, Global Treasury Services,
      London, Eurodollar Time Deposit,
      2.06%, 12/1/04                                        $ 26,072     26,072
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $26,072)                                                           26,072

--------------------------------------------------------------------------------
Total Investments - 117.3%
--------------------------------------------------------------------------------
(Cost $443,604)                                                         438,376

      Liabilities less Other Assets -
         (17.3)%                                                        (64,510)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $373,866

/(1)/ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, the value of these securities amounted to approximately $18,661,000 or 5.0% of net assets.
/(2)/ The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
/(3)/ When-Issued Security
/(4)/ Investment relates to cash collateral received from portfolio securities loaned.

+    Security is either wholly or partially on loan.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   36   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

At November 30, 2004, the credit quality distribution (unaudited) for the Bond Portfolio was:

--------------------------------------------------------------------------------
QUALITY DISTRIBUTION *                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
AAA                                                                   64.5%
AA                                                                     5.0%
A                                                                      8.7%
BBB                                                                   12.4%
BB                                                                     5.0%
B or Lower                                                             4.4%
--------------------------------------------------------------------------------
Total                                                                100.0%

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   37   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CORE BOND PORTFOLIO

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
PREFERRED STOCK - 0.7%
--------------------------------------------------------------------------------
Agency - 0.7%
   Home Ownership Funding Corp. /(1)/                           2,000       $828
--------------------------------------------------------------------------------
Total Preferred Stock
--------------------------------------------------------------------------------
(Cost $1,515)                                                                828

                                                              PRINCIPAL
                                                                AMOUNT    VALUE
                                                                (000S)    (000S)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 12.1%
--------------------------------------------------------------------------------
Automobile - 1.8%
   Honda Auto Receivables Owner Trust,
      Series 2004-2, Class A3,
      3.30%, 6/16/08                                            $  440       440
   Navistar Financial Corp. Owner Trust,
      Series 2004-B, Class A3,
      3.13%, 5/15/09                                               445       442
   Nissan Auto Receivables Owner Trust,
      Series 2004-A, Class A3,
      2.01%, 11/15/07                                              380       375
   Triad Auto Receivables Owner Trust,
      Series 2003-B, Class A3,
      2.48%, 3/12/08                                               395       392
   WFS Financial Owner Trust, Series 2004-2,
      Class A4,
      3.54%, 11/21/11                                              525       525
--------------------------------------------------------------------------------
                                                                           2,174
--------------------------------------------------------------------------------
Commercial Mortgage Services - 4.9%
   Citigroup Commercial Mortgage Trust,
      Series 2004-C1, Class A4,
      5.46%, 4/15/40                                               535       554
   CS First Boston Mortgage Securities Corp.,
      Series 2002-CKN2, Class A3,
      6.13%, 4/15/37                                               410       445
   DLJ Commercial Mortgage Corp.,
      Series 1998-CF2, Class A1B,
      6.24%, 11/12/31                                              310       334
   GMAC Commercial Mortgage Securities, Inc.,
      Series 2002-C3, Class A2,
      4.93%, 7/10/39                                               640       650
   JP Morgan Chase Commercial Mortgage
      Securities Corp., Series 2003-C1, Class A1,
      4.28%, 1/12/37                                               456       457
   JP Morgan Chase Commercial Mortgage
      Securities Corp., Series 2004-C2, Class A3,
      5.39%, 5/15/41                                               540       554
   LB Commercial Conduit Mortgage Trust,
      Series 1999-C1, Class A2,
      6.78%, 6/15/31                                            $  375    $  413
   Morgan Stanley Capital I, Series 2004-IQ7,
      Class A4,
      5.56%, 6/15/38                                               540       562
   Morgan Stanley Dean Witter Capital I,
      Series 2001-TOP1, Class A4,
      6.66%, 2/15/33                                               480       533
   Morgan Stanley Dean Witter Capital I,
      Series 2001-TOP3, Class A4,
      6.39%, 7/15/33                                               415       457
   Wachovia Bank Commercial Mortgage Trust,
      Series 2003-C5, Class A2,
      3.99%, 6/15/35                                               410       388
   Wachovia Bank Commercial Mortgage Trust,
      Series 2003-C6, Class A4,
      5.13%, 8/15/35                                               715       729
--------------------------------------------------------------------------------
                                                                           6,076
--------------------------------------------------------------------------------
Credit Card - 2.5%
   Bank One Issuance Trust, Series 2003-A9,
      Class A9,
      3.86%, 6/15/11                                               605       605
   Citibank Credit Card Issuance Trust,
      Series 2003-A5, Class A5,
      2.50%, 4/7/08                                                500       496
   Citibank Credit Card Issuance Trust,
      Series 2003-A8, Class A8,
      3.50%, 8/16/10                                             1,030     1,018
   Household Affinity Credit Card Master Note
      Trust I, Series 2003-2, Class A,
      2.18%, 2/15/08                                               430       426
   MBNA Credit Card Master Note Trust,
      Series 2003-A6, Class A6,
      2.75%, 10/15/10                                              580       561
--------------------------------------------------------------------------------
                                                                           3,106
--------------------------------------------------------------------------------
Home Equity - 0.9%
   Advanta Mortgage Loan Trust, Series 2000-1,
      Class A4,
      8.61%, 3/25/28                                               255       261
   Citifinancial Mortgage Securities, Inc.,
      Series 2003-3, Class AF2,
      3.08%, 8/25/33                                               300       299

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   38   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                             PRINCIPAL
                                                               AMOUNT     VALUE
                                                               (000S)    (000S)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 12.1% - CONTINUED
--------------------------------------------------------------------------------
Home Equity - 0.9% - (continued)
   Countrywide Asset-Backed Certificates,
      Series 2003-5, Class AF2,
      3.04%, 4/25/25                                           $  215    $   215
   Residential Asset Securities,
      Series 2003-KS10, Class AI2,
      2.71%, 5/25/26                                              375        371
--------------------------------------------------------------------------------
                                                                           1,146
--------------------------------------------------------------------------------
Other - 1.0%
   Chase Funding Mortgage Loan Asset-Backed
      Certificates, Series 2003-4, Class 1A3,
      2.73%, 9/25/24                                              280        278
   Residential Asset Mortgage Products, Inc.,
      Series 2003-RS10, Class AI3,
      3.58%, 3/25/28                                              385        385
   Residential Asset Mortgage Products, Inc.,
      Series 2004-RS5, Class AI3,
      4.48%, 9/25/29                                              520        521
--------------------------------------------------------------------------------
                                                                           1,184
--------------------------------------------------------------------------------
Whole Loan - 1.0%
   GMAC Mortgage Corp. Loan Trust,
      Series 2004-HE5, Class A2,
      3.69%, 9/25/34                                              335        335
   PNC Mortgage Securities Corp., Collateral
      Strip Rate, Series 1996-PR1, Class A,
      0.00%, 4/28/27                                               12         12
   Residential Accredit Loans, Inc.,
      Series 2001-QS18, Class A1,
      6.50%, 12/25/31                                             330        336
   Washington Mutual, Series 2003-AR7,
      Class A5,
      3.07%, 8/25/33                                              515        505
--------------------------------------------------------------------------------
                                                                           1,188
--------------------------------------------------------------------------------
Total Asset-Backed Securities
--------------------------------------------------------------------------------
(Cost $15,024)                                                            14,874

--------------------------------------------------------------------------------
CORPORATE BONDS - 22.5%
--------------------------------------------------------------------------------
Agriculture - 0.2%
   Bunge Ltd. Finance Corp.,
      5.88%, 5/15/13                                              190        199
--------------------------------------------------------------------------------
Auto Manufacturers - 0.7%
   DaimlerChrysler NA Holding Corp.,
      7.25%, 1/18/06                                              250        261
      4.05%, 6/4/08                                               130        129
      8.50%, 1/18/31                                           $  370    $   446
--------------------------------------------------------------------------------
                                                                             836
--------------------------------------------------------------------------------
Banks - 0.6%
   Marshall & Ilsley Corp.,
      5.75%, 9/1/06                                               220        230
   RBS Capital Trust III,
      5.51%, 9/29/49                                              525        531
--------------------------------------------------------------------------------
                                                                             761
--------------------------------------------------------------------------------
Beverages - 0.2%
   Grand Metropolitan Investment Corp.,
      Puttable 4/15/05 @ Par,
      7.45%, 4/15/35                                              220        269
--------------------------------------------------------------------------------
Diversified Financial Services - 10.3%
   Allstate Life Global Funding Trusts, +
      4.50%, 5/29/09                                              515        521
   American General Finance Corp.
      3.88%, 10/1/09                                              690        676
   Associates Corp. NA,
      6.25%, 11/1/08                                              275        298
   Capital One Bank,
      4.88%, 5/15/08                                              165        169
   Chase Manhattan Corp.,
      7.13%, 2/1/07                                               260        280
   CIT Group, Inc., +
      5.00%, 2/13/14                                              150        148
   Citigroup, Inc.,
      5.63%, 8/27/12                                              470        498
   Countrywide Home Loans, Inc.,
      5.50%, 8/1/06                                               225        232
      4.25%, 12/19/07                                              50         50
      3.25%, 5/21/08                                               10         10
   Credit Suisse First Boston USA, Inc.,
      4.63%, 1/15/08                                              115        118
   Ford Motor Credit Co.,
      7.25%, 10/25/11                                           1,860      1,975
   General Electric Capital Corp.,
      6.00%, 6/15/12                                              235        255
      6.75%, 3/15/32                                              195        223
   General Motors Acceptance Corp.,
      6.88%, 9/15/11                                            1,060      1,081
      8.00%, 11/1/31                                              605        606

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   39   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CORE BOND PORTFOLIO (continued)

                                                             PRINCIPAL
                                                               AMOUNT     VALUE
                                                               (000S)     (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 22.5% - CONTINUED
--------------------------------------------------------------------------------
Diversified Financial Services - 10.3% -
      (continued)
   Goldman Sachs Group, Inc.,
      6.88%, 1/15/11                                           $1,155    $ 1,292
      5.00%, 10/1/14                                              425        418
   Household Finance Corp.,
      4.63%, 1/15/08                                              150        153
      6.38%, 11/27/12                                             115        126
      4.75%, 7/15/13                                              445        436
   International Lease Finance Corp.,
      2.95%, 5/23/06                                               95         94
      3.75%, 8/1/07                                               140        140
   JP Morgan Chase & Co.
      5.13%, 9/15/14                                            1,150      1,145
   Lehman Brothers Holdings, Inc.,
      7.00%, 2/1/08                                               150        163
   Merrill Lynch & Co., Inc.,
      5.00%, 1/15/15                                              555        546
   Morgan Stanley,
      6.10%, 4/15/06                                              225        234
      3.63%, 4/1/08                                               250        248
      4.75%, 4/1/14                                               415        400
   National Rural Utilities Cooperative
      Finance Corp., +
      4.75%, 3/1/14                                               150        149
   SLM Corp.,
      3.63%, 3/17/08                                              100         99
--------------------------------------------------------------------------------
                                                                          12,783
--------------------------------------------------------------------------------
Electric - 1.1%
   Alabama Power Co.,
      5.70%, 2/15/33                                              170        171
   Appalachian Power Co.,
      3.60%, 5/15/08                                               85         84
   Columbus Southern Power Co.,
      5.50%, 3/1/13                                               150        155
   Consolidated Edison Co. of New York,
      4.88%, 2/1/13                                               105        106
   Duke Energy Corp., +
      3.75%, 3/5/08                                               125        124
   Power Contract Financing LLC, /(1)/
      5.20%, 2/1/06                                                86         87
   Power Receivable Finance LLC, /(1)/
      6.29%, 1/1/12                                               325        337
   Public Service Electric & Gas,
      4.00%, 11/1/08                                           $  250    $   249
--------------------------------------------------------------------------------
                                                                           1,313
--------------------------------------------------------------------------------
Environmental Control - 0.1%
   Waste Management, Inc.,
      6.38%, 11/15/12                                             140        153
--------------------------------------------------------------------------------
Food - 1.2%
   Cadbury Schweppes US Finance LLC, /(1)/
      3.88%, 10/1/08                                              255        253
   Kraft Foods, Inc.,
      5.25%, 6/1/07                                               595        616
   Kroger Co.,
      6.75%, 4/15/12                                              565        630
--------------------------------------------------------------------------------
                                                                           1,499
--------------------------------------------------------------------------------
Insurance - 1.2%
   AIG SunAmerica Global Financing IX, /(1)/
      6.90%, 3/15/32                                              250        287
   Allstate Corp.,
      6.13%, 12/15/32                                             125        128
   American International Group, Inc.,
      4.25%, 5/15/13                                              100         96
   Marsh & McLennan Cos, Inc., +
      5.38%, 7/15/14                                              375        357
   Principal Life Income Funding Trusts,
      3.20%, 4/1/09 +                                             240        231
      5.10%, 4/15/14                                              335        335
--------------------------------------------------------------------------------
                                                                           1,434
--------------------------------------------------------------------------------
Media - 2.1%
   Comcast Cable Communications,
      6.38%, 1/30/06                                              240        248
      6.75%, 1/30/11                                              225        250
   News America Holdings, Inc., +
      7.60%, 10/11/15                                             200        235
   News America, Inc., +
      6.63%, 1/9/08                                                75         81
   Time Warner, Inc.,
      6.75%, 4/15/11                                              855        952
      6.95%, 1/15/28                                              280        304
   Univision Communications, Inc.,
      3.50%, 10/15/07                                             135        133
      3.88%, 10/15/08                                             135        133

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   40   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                             PRINCIPAL
                                                               AMOUNT     VALUE
                                                               (000S)     (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 22.5% - CONTINUED
--------------------------------------------------------------------------------
Media - 2.1% - (continued)
   Viacom, Inc., +
      5.50%, 5/15/33                                            $210     $   199
--------------------------------------------------------------------------------
                                                                           2,535
--------------------------------------------------------------------------------
Oil & Gas - 0.8%
   ConocoPhillips,
      5.90%, 10/15/32                                             70          71
   Devon Energy Corp.,
      7.95%, 4/15/32                                             170         212
   Devon Financing Corp. ULC,
      6.88%, 9/30/11                                             150         169
   Pemex Project Funding Master Trust,
      7.38%, 12/15/14                                            345         376
   Valero Energy Corp.,
      6.88%, 4/15/12                                             150         169
      4.75%, 6/15/13 +                                            50          49
--------------------------------------------------------------------------------
                                                                           1,046
--------------------------------------------------------------------------------
Pipelines - 0.5%
   Consolidated Natural Gas Co.,
      5.38%, 11/1/06                                             270         279
   Duke Capital LLC,
      5.50%, 3/1/14                                              370         374
--------------------------------------------------------------------------------
                                                                             653
--------------------------------------------------------------------------------
Real Estate - 0.4%
   EOP Operating LP,
      4.65%, 10/1/10                                             530         528
--------------------------------------------------------------------------------
REITS - 0.5%
   Simon Property Group LP, +
      4.88%, 3/18/10                                             530         536
--------------------------------------------------------------------------------
Retail - 0.2%
   Staples, Inc.,
      7.38%, 10/1/12                                             240         277
--------------------------------------------------------------------------------
Savings & Loans - 0.3%
   Washington Mutual Bank FA,
      5.13%, 1/15/15                                             400         391
--------------------------------------------------------------------------------
Telecommunications - 1.3%
   AT&T Wireless Services, Inc.,
      7.50%, 5/1/07                                               50          54
      7.88%, 3/1/11                                               50          58
      8.13%, 5/1/12                                               25          30
      8.75%, 3/1/31                                              150         196
   Sprint Capital Corp.,
      7.63%, 1/30/11                                             170         196
   Sprint Capital Corp.,
      8.38%, 3/15/12                                           $ 185     $   224
      8.75%, 3/15/32                                             200         258
   Verizon New Jersey, Inc.,
      5.88%, 1/17/12                                             275         290
   Verizon of New England, Inc.,
      6.50%, 9/15/11                                             260         284
--------------------------------------------------------------------------------
                                                                           1,590
--------------------------------------------------------------------------------
Transportation - 0.8%
   Caliber System, Inc.,
      7.80%, 8/1/06                                              160         171
   CSX Corp.
      6.30%, 3/15/12                                             680         736
   Norfolk Southern Corp.,
      7.25%, 2/15/31                                             105         122
--------------------------------------------------------------------------------
                                                                           1,029
--------------------------------------------------------------------------------
Total Corporate Bonds
--------------------------------------------------------------------------------
(Cost $27,501)                                                            27,832

--------------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 2.1%
--------------------------------------------------------------------------------
Banks - 0.1%
   National Westminster Bank PLC,
      7.38%, 10/1/09                                             120         136
--------------------------------------------------------------------------------
Machinery - Diversified - 0.1%
   Ingersoll-Rand Co.,
      6.25%, 5/15/06                                             100         104
--------------------------------------------------------------------------------
Mining - 0.1%
   Alcan, Inc. +
      6.13%, 12/15/33                                            150         154
--------------------------------------------------------------------------------
Oil & Gas - 0.1%
   Anadarko Finance Co.,
      7.50%, 5/1/31                                              130         157
--------------------------------------------------------------------------------
Sovereign - 0.5%
   Mexico Government International Bond,
      6.38%, 1/16/13                                             545         570
--------------------------------------------------------------------------------
Telecommunications - 1.2%
   Deutsche Telekom International Finance BV,
      8.75%, 6/15/30                                              20          26
   France Telecom SA,
      8.50%, 3/1/11                                              190         225

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   41   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CORE BOND PORTFOLIO (continued)

                                                             PRINCIPAL
                                                               AMOUNT     VALUE
                                                               (000S)     (000S)
--------------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 2.1% - CONTINUED
--------------------------------------------------------------------------------
Telecommunications - 1.2% - (continued)
   Royal KPN N.V.,
      8.00%, 10/1/10                                           $  250     $  293
   Telecom Italia Capital SA,
      5.25%, 11/15/13                                             260        260
   Telefonica Europe BV,
      7.75%, 9/15/10                                              270        314
   Telefonos de Mexico SA de CV,
      4.50%, 11/19/08                                             160        161
   Vodafone Group PLC, +
      6.25%, 11/30/32                                             225        238
--------------------------------------------------------------------------------
                                                                           1,517
--------------------------------------------------------------------------------
Total Foreign Issuer Bonds
--------------------------------------------------------------------------------
(Cost $2,617)                                                              2,638

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 44.7% /(2)/
--------------------------------------------------------------------------------
Fannie Mae - 39.7%
      3.13%, 7/15/06 +                                          1,485      1,485
      3.00%, 3/2/07                                               430        427
      3.75%, 5/17/07 +                                            940        942
      3.25%, 8/15/08 +                                            890        876
      6.63%, 11/15/10                                             500        563
      6.00%, 1/18/12                                              435        437
      6.25%, 5/15/29                                              775        856
   Interest Only Stripped Security, Series 278,
      Class 2,
      1.70%, 8/1/25                                                --         14
   Pool #255316,
      5.00%, 7/1/19                                               750        761
   Pool #255546,
      4.50%, 12/1/19                                              375        373
   Pool #535714,
      7.50%, 1/1/31                                               142        153
   Pool #545757,
      7.00%, 6/1/32                                               870        923
   Pool #555750,
      5.00%, 9/1/18                                             1,639      1,663
   Pool #555797,
      6.50%, 10/1/33                                              375        394
   Pool #651897,
      7.00%, 8/1/32                                               691        733
   Pool #656035,
      7.50%, 9/1/32                                            $  355     $  380
   Pool #667012,
      5.50%, 11/1/17                                            1,782      1,841
   Pool # 703439,
      5.00%, 6/1/18                                             1,686      1,712
   Pool #712130,
      7.00%, 6/1/33                                               250        265
   Pool #713973,
      5.00%, 7/1/33                                             1,028      1,016
   Pool #720598,
      5.00%, 6/1/33                                               657        650
   Pool #725012,
      5.00%, 12/1/18                                              488        495
   Pool #725503,
      5.50%, 6/1/34                                             6,775      6,860
   Pool #725787,
      5.00%, 9/1/19                                             3,309      3,357
   Pool #733868,
      6.00%, 12/1/32                                            1,089      1,125
   Pool #740226,
      5.00%, 9/1/33                                             1,197      1,184
   Pool #752690,
      5.00%, 12/1/18                                              879        892
   Pool #765123,
      6.00%, 1/1/34                                             1,380      1,426
   Pool #770695,
      5.00%, 4/1/34                                               869        858
   Pool #772764,
      5.00%, 3/1/34                                               252        249
   Pool #775007,
      5.00%, 4/1/34                                             1,017      1,005
   Pool #779668,
      5.50%, 7/1/34                                             1,081      1,095
   Pool #780957,
      4.50%, 5/1/19                                             3,904      3,882
   Pool #782350,
      4.50%, 5/1/19                                               563        560
   Pool #786595,
      5.50%, 7/1/19                                               250        258
   Pool #787138,
      5.00%, 6/1/34                                               898        887

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   42   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                             PRINCIPAL
                                                               AMOUNT     VALUE
                                                               (000S)     (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 44.7% /(2)/ - CONTINUED
--------------------------------------------------------------------------------
Fannie Mae - 39.7% - (continued)
   Pool #796244,
      5.50%, 11/1/34                                          $   875    $   886
   Pool #802186,
      5.00%, 11/1/34                                              750        741
   Pool TBA /(3)/
      5.00%, 12/15/34                                           3,695      3,644
   Pool TBA,/(3)/
      6.00%, 12/15/34                                           2,965      3,059
--------------------------------------------------------------------------------
                                                                          48,927
--------------------------------------------------------------------------------
Freddie Mac - 1.4%
      2.88%, 12/15/06 +                                           645        641
      4.25%, 7/15/09 +                                            770        780
      4.75%, 12/8/10 +                                            370        371
--------------------------------------------------------------------------------
                                                                           1,792
--------------------------------------------------------------------------------
Freddie Mac Gold - 2.6%
   Pool #A17500,
      6.50%, 1/1/34                                             3,055      3,204
   Pool #G01186,
      7.50%, 2/1/31                                                33         35
--------------------------------------------------------------------------------
                                                                           3,239
--------------------------------------------------------------------------------
Government National Mortgage Association - 1.0%
   Pool #604183,
      5.50%, 4/15/33                                              125        127
   Pool #627123,
      5.50%, 3/15/34                                              941        959
   Pool #633627,
      5.50%, 9/15/34                                              125        127
--------------------------------------------------------------------------------
                                                                           1,213
--------------------------------------------------------------------------------
Total U.S. Government Agencies
--------------------------------------------------------------------------------
(Cost $55,116)                                                            55,171

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 13.1%
--------------------------------------------------------------------------------
U.S. Treasury Bonds - 3.2%
      8.13%, 8/15/19 +                                            275        370
      7.88%, 2/15/21 +                                             70         93
      6.25%, 8/15/23 +                                            260        298
      6.75%, 8/15/26 +                                            715        873
      5.38%, 2/15/31 +                                          2,240      2,357
--------------------------------------------------------------------------------
                                                                           3,991
--------------------------------------------------------------------------------
U.S. Treasury Notes - 9.9%
      2.50%, 5/31/06 +                                            885        880
      2.63%, 11/15/06 +                                       $ 2,030    $ 2,015
      3.13%, 5/15/07 +                                          2,825      2,824
      3.63%, 7/15/09 +                                          1,685      1,683
      4.25%, 11/15/14 +                                         4,796      4,755
--------------------------------------------------------------------------------
                                                                          12,157
--------------------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------------------
(Cost $16,204)                                                            16,148

                                                              NUMBER OF    VALUE
                                                                SHARES    (000S)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 16.1%
--------------------------------------------------------------------------------
   Northern Institutional Funds -
      Liquid Assets Portfolio /(4)/                          19,857,857   19,858
--------------------------------------------------------------------------------
Total Investment Company
--------------------------------------------------------------------------------
(Cost $19,858)                                                            19,858

                                                           PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)      (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 10.7%
--------------------------------------------------------------------------------
   Barclays Bank, Global Treasury
      Services,
      London, Eurodollar Time Deposit,
      2.06%, 12/1/04                                        $13,240      13,240
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $13,240)                                                           13,240

--------------------------------------------------------------------------------
Total Investments - 122.0%
--------------------------------------------------------------------------------
(Cost $151,075)                                                         150,589
      Liabilities less Other Assets - (22.0)%                           (27,179)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $123,410

/(1)/ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, the value of these securities amounted to approximately $1,792,000 or 1.5% of net assets.
/(2)/ The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
/(3)/ When-Issued Security
/(4)/ Investment relates to cash collateral received from portfolio securities loaned.

+    Security is either wholly or partially on loan.

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   43   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
CORE BOND PORTFOLIO (continued)

At November 30, 2004, the credit quality distribution (unaudited) for the Core Bond Portfolio was:

-----------------------------------------
QUALITY DISTRIBUTION *   % OF INVESTMENTS
-----------------------------------------
AAA                            75.6%
AA                              4.7%
A                               9.9%
BBB                             9.8%
-----------------------------------------
Total                         100.0%

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   44   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                         FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
U.S. TREASURY INDEX PORTFOLIO

                                                             PRINCIPAL
                                                               AMOUNT     VALUE
                                                               (000S)     (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 99.3%
--------------------------------------------------------------------------------
U.S. Treasury Bonds - 30.4%
      14.00%, 11/15/11                                          $  660   $   798
      12.50%, 8/15/14 +                                          1,000     1,377
      7.25%, 5/15/16 +                                             600       742
      9.00%, 11/15/18 +                                            700     1,001
      8.13%, 8/15/19 +                                             900     1,211
      8.75%, 8/15/20 +                                           1,000     1,423
      8.00%, 11/15/21 +                                          1,100     1,484
      6.25%, 8/15/23 +                                           1,100     1,262
      6.50%, 11/15/26                                            1,000     1,188
      6.13%, 11/15/27 +                                            700       798
      5.25%, 2/15/29 +                                             900       920
      6.25%, 5/15/30 +                                           1,500     1,748
--------------------------------------------------------------------------------
                                                                          13,952
--------------------------------------------------------------------------------
U.S. Treasury Notes - 68.9%
      1.88%, 12/31/05                                            1,500     1,487
      1.63%, 2/28/06                                             2,900     2,859
      2.00%, 5/15/06 +                                           3,700     3,657
      2.50%, 5/31/06                                               300       298
      7.00%, 7/15/06 +                                           1,900     2,022
      3.50%, 11/15/06 +                                          2,000     2,019
      6.25%, 2/15/07 +                                           1,100     1,174
      4.38%, 5/15/07 +                                             500       515
      6.13%, 8/15/07 +                                           1,300     1,398
      3.00%, 2/15/08                                             1,000       990
      2.63%, 5/15/08 +                                           2,000     1,951
      5.63%, 5/15/08 +                                           1,000     1,073
      3.13%, 10/15/08 +                                            900       889
      4.75%, 11/15/08 +                                          1,400     1,464
      3.00%, 2/15/09 +                                             600       587
      3.88%, 5/15/09                                               500       505
      3.63%, 7/15/09                                             1,000       999
      6.00%, 8/15/09 +                                             500       550
      3.38%, 10/15/09 +                                            300       296
      6.50%, 2/15/10 +                                             900     1,016
      5.75%, 8/15/10 +                                             575       631
      5.00%, 2/15/11 +                                             350       370
      4.88%, 2/15/12 +                                           1,000     1,048
      4.00%, 11/15/12 +                                            800       790
      3.63%, 5/15/13 +                                             950       911
      4.25%, 11/15/13 +                                          1,000       995
      4.00%, 2/15/14 +                                             800       780
      4.75%, 5/15/14 +                                          $  350   $   361
--------------------------------------------------------------------------------
                                                                          31,635
--------------------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------------------
(Cost $45,514)                                                            45,587

                                                              NUMBER OF    VALUE
                                                               SHARES     (000S)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 24.1%
--------------------------------------------------------------------------------
   Northern Institutional Funds -
      Liquid Assets Portfolio /(1)/                          11,089,962   11,090
--------------------------------------------------------------------------------
Total Investment Company
--------------------------------------------------------------------------------
(Cost $11,090)                                                            11,090

                                                           PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)      (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.9%
--------------------------------------------------------------------------------
   FHLB Discount Note,
      1.93%, 12/1/04                                          $390          390
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $390)                                                                 390

--------------------------------------------------------------------------------
Total Investments - 124.3%
--------------------------------------------------------------------------------
(Cost $56,994)                                                           57,067
   Liabilities less Other Assets - (24.3)%                              (11,142)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $ 45,925

/(1)/ Investment relates to cash collateral received from portfolio securities loaned.

+    Security is either wholly or partially on loan.

At November 30, 2004, the credit quality distribution (unaudited) for the U.S. Treasury Index Portfolio was:

--------------------------------------------------------------------------------
QUALITY DISTRIBUTION *                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
AAA+                                                                 100.0%
--------------------------------------------------------------------------------
Total                                                                100.0%

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   45   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERMEDIATE BOND PORTFOLIO

                                                              PRINCIPAL
                                                                AMOUNT     VALUE
                                                                (000S)    (000S)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 17.6%
--------------------------------------------------------------------------------
Automobile - 3.1%
   BMW Vehicle Owner Trust,
      Series 2003-A, Class A3,
      1.94%, 2/25/07                                             $ 54     $   53
   Capital Auto Receivables Asset Trust,
      Series 2002-4, Class A4,
      2.64%, 3/17/08                                              255        254
   Honda Auto Receivables Owner Trust,
      Series 2004-2, Class A3,
      3.30%, 6/16/08                                              170        170
   Isuzu Auto Owner Trust,
      Series 2001-1, Class A4,
      5.31%, 1/22/07                                               33         34
   Navistar Financial Corp. Owner Trust,
      3.13%, 5/15/09                                              135        134
   Nissan Auto Receivables Owner Trust,
      Series 2004-A, Class A3,
      2.01%, 11/15/07                                             170        168
   WFS Financial Owner Trust,
      Series 2004-2, Class A4,
      3.54%, 11/21/11                                             235        235
--------------------------------------------------------------------------------
                                                                           1,048
--------------------------------------------------------------------------------
Commercial Mortgage Services - 7.8%
   Chase Manhattan Bank-First Union National
      Bank, Series 1999-1, Class A2,
      7.44%, 8/15/31                                              505        571
   Commercial Mortgage Asset Trust,
      Series 1999-C1, Class A3,
      6.64%, 1/17/32                                              460        505
   CS First Boston Mortgage Securities Corp.,
      Series 2002-CKN2, Class A3,
      6.13%, 4/15/37                                              120        130
   DLJ Commercial Mortgage Corp.,
      Series 1998-CF2, Class A1B,
      6.24%, 11/12/31                                             295        318
   JP Morgan Chase Commercial Mortgage
      Securities Corp., Series 2003-C1,
      Class A1,
      4.28%, 1/12/37                                              175        175
   JP Morgan Chase Commercial Mortgage
      Securities Corp., Series 2004-C2,
      Class A3,
      5.39%, 5/15/41                                              210        215
   LB Commercial Conduit Mortgage Trust,
      Series 1999-C1, Class A2,
      6.78%, 6/15/31                                               75         83

   Morgan Stanley Capital I, Series 2004-IQ7,
      Class A4,
      5.43%, 6/15/38                                             $210     $  219
   Morgan Stanley Dean Witter Capital I,
      Series 2001-TOP3, Class A4,
      6.39%, 7/15/33                                              125        138
   Wachovia Bank Commercial Mortgage
      Trust, Series 2003-C5, Class A2,
      3.99%, 6/15/35                                              140        132
   Wachovia Bank Commercial Mortgage
      Trust, Series 2003-C6, Class A4,
      5.13%, 8/15/35                                              115        117
--------------------------------------------------------------------------------
                                                                           2,603
--------------------------------------------------------------------------------
Credit Card - 3.6%
   Bank One Issuance Trust, Series 2002-A4,
      Class A4,
      2.94%, 6/16/08                                              210        210
   Bank One Issuance Trust, Series 2003-A9,
      Class A9,
      3.86%, 6/15/11                                               20         20
   Citibank Credit Card Issuance Trust,
      Series 2003-A3, Class A3,
      3.10%, 3/10/10                                              245        240
   Citibank Credit Card Issuance Trust,
      Series 2003-A5, Class A5,
      2.50%, 4/7/08                                               345        342
   Fleet Credit Card Master Trust II,
      Series 2002-C, Class A,
      2.75%, 4/15/08                                              175        175
   MBNA Credit Card Master Note Trust,
      Series 2003-A6, Class A6,
      2.75%, 10/15/10                                             200        194
--------------------------------------------------------------------------------
                                                                           1,181
--------------------------------------------------------------------------------
Home Equity - 1.4%
   Advanta Mortgage Loan Trust,
      Series 2000-1, Class A4,
      8.61%, 3/25/28                                               66         67
   Chase Funding Mortgage Loan Asset-
      Backed Certificates, Series 2003-4,
      Class 1A2,
      2.14%, 7/25/18                                               80         80
   Citifinancial Mortgage Securities, Inc.,
      Series 2003-3, Class AF2,
      3.08%, 8/25/33                                               80         80

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   46   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                                AMOUNT     VALUE
                                                                (000S)    (000S)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 17.6% - CONTINUED
--------------------------------------------------------------------------------
Home Equity - 1.4% - (continued)
   Countrywide Asset-Backed Certificates,
      Series 2003-5, Class AF2,
      3.04%, 4/25/25                                             $ 90     $   90
   Residential Asset Securities Corp.,
      Series 2003-KS10, Class AI2,
      2.71%, 5/25/26                                              155        153
--------------------------------------------------------------------------------
                                                                             470
--------------------------------------------------------------------------------
Other - 1.1%
   Residential Asset Mortgage Products, Inc.,
      Series 2003-RS10, Class AI3,
      3.58%, 3/25/28                                              160        160
   Residential Asset Mortgage Products, Inc.,
      Series 2004-RS5, Class AI3,
      4.48%, 9/25/29                                              220        220
--------------------------------------------------------------------------------
                                                                             380
--------------------------------------------------------------------------------
Whole Loan - 0.6%
   Washington Mutual, Series 2003-AR7, Class A5,
         3.07%, 8/25/33                                           190        186
--------------------------------------------------------------------------------
Total Asset-Backed Securities
--------------------------------------------------------------------------------
(Cost $5,889)                                                              5,868

--------------------------------------------------------------------------------
CORPORATE BONDS - 39.8%
--------------------------------------------------------------------------------
Agriculture - 0.2%
   Bunge Ltd. Finance Corp.,
      5.88%, 5/15/13                                               70         73
--------------------------------------------------------------------------------
Auto Manufacturers - 0.6%
   DaimlerChrysler NA Holding Corp.,
      6.50%, 11/15/13                                             200        214
--------------------------------------------------------------------------------
Banks - 1.0%
   Marshall & Ilsley Corp.,
      5.75%, 9/1/06                                               111        116
   RBS Capital Trust III,
      5.51%, 9/29/49                                              205        207
--------------------------------------------------------------------------------
                                                                             323
--------------------------------------------------------------------------------
Diversified Financial Services - 20.3%
   Allstate Life Global Funding Trusts, +
      4.50%, 5/29/09                                              205        207
   American General Finance Corp.,
      2.75%, 6/15/08 +                                             85         81
      3.88%, 10/1/09                                              215        210
      5.38%, 10/1/12                                             $ 90     $   92
   Associates Corp. NA,
      6.25%, 11/1/08                                              365        395
   Capital One Bank,
      4.88%, 5/15/08                                               60         61
   CIT Group, Inc.,
      5.00%, 2/13/14                                              140        138
   Citigroup, Inc.,
      5.50%, 8/9/06                                               350        363
      5.63%, 8/27/12                                              190        201
   Countrywide Home Loans, Inc.,
      5.50%, 8/1/06                                               274        283
   Credit Suisse First Boston USA, Inc.,
      4.63%, 1/15/08                                              160        164
      6.50%, 1/15/12                                               95        105
      5.50%, 8/15/13 +                                             40         41
   Ford Motor Credit Co.,
      7.38%, 2/1/11                                               475        508
   General Motors Acceptance Corp.,
      6.88%, 9/15/11                                              680        694
   Goldman Sachs Group, Inc.,
      6.88%, 1/15/11                                              360        403
      5.00%, 10/1/14                                              135        133
   Household Finance Corp.,
      3.38%, 2/21/06 +                                            100        100
      4.63%, 1/15/08 +                                            500        510
      6.38%, 11/27/12                                             190        209
   International Lease Finance Corp.,
      2.95%, 5/23/06 +                                             55         55
      3.75%, 8/1/07                                               105        105
   JP Morgan Chase & Co.,
      7.13%, 2/1/07                                               125        135
      5.13%, 9/15/14                                              445        443
   Lehman Brothers Holdings, Inc.,
      7.00%, 2/1/08                                               335        365
   Merrill Lynch & Co., Inc.,
      5.00%, 1/15/15                                              150        148
   Morgan Stanley,
      6.10%, 4/15/06                                              125        130
      4.75%, 4/1/14                                               150        145

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   47   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERMEDIATE BOND PORTFOLIO (continued)

                                                              PRINCIPAL
                                                                AMOUNT     VALUE
                                                                (000S)    (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 39.8% - CONTINUED
--------------------------------------------------------------------------------
Diversified Financial Services - 20.3% - (continued)
   National Rural Utilities Cooperative Finance Corp.,
      4.75%, 3/1/14 +                                            $ 85     $   84
      3.00%, 2/15/06                                              150        150
   SLM Corp., +
      3.63%, 3/17/08                                              120        119
--------------------------------------------------------------------------------
                                                                           6,777
--------------------------------------------------------------------------------
Electric - 1.7%
   Appalachian Power Co.,
      3.60%, 5/15/08                                               75         74
   Columbus Southern Power Co.,
      5.50%, 3/1/13                                                70         72
   Duke Energy Corp.,
      3.75%, 3/5/08                                                75         75
   Power Contract Financing LLC, /(1)/
      5.20%, 2/1/06                                                33         34
   Power Receivable Finance LLC, /(1)/
      6.29%, 1/1/12                                                86         89
   Public Service Electric & Gas,
      4.00%, 11/1/08                                               95         95
   Wisconsin Electric Power,
      4.50%, 5/15/13                                              125        122
--------------------------------------------------------------------------------
                                                                             561
--------------------------------------------------------------------------------
Environmental Control - 0.2%
   Waste Management, Inc.,
      6.38%, 11/15/12                                              65         71
--------------------------------------------------------------------------------
Food - 1.4%
   Cadbury Schweppes US Finance LLC, /(1)/
      3.88%, 10/1/08                                               70         69
   Kraft Foods, Inc.,
      5.25%, 6/1/07                                               165        171
   Kroger Co.,
      6.75%, 4/15/12                                              205        229
--------------------------------------------------------------------------------
                                                                             469
--------------------------------------------------------------------------------
Home Builders - 0.4%
   KB Home, +
      5.75%, 2/1/14                                               130        128
--------------------------------------------------------------------------------
Insurance - 1.2%
   Marsh & McLennan Cos, Inc.,
      3.63%, 2/15/08 +                                             90         86
      5.38%, 7/15/14 +                                            100         95
   Principal Life Income Funding Trusts,
      3.20%, 4/1/09                                              $110     $  106
      5.10%, 4/15/14                                              115        115
--------------------------------------------------------------------------------
                                                                             402
--------------------------------------------------------------------------------
Media - 3.6%
   Comcast Cable Communications, +
      6.75%, 1/30/11                                              410        455
   COX Communications, Inc., +
      6.88%, 6/15/05                                               75         76
   News America Holdings, Inc., +
      7.60%, 10/11/15                                             125        147
   Time Warner, Inc.,
      6.75%, 4/15/11                                              300        334
   Univision Communications, Inc.,
      3.50%, 10/15/07                                              90         89
      3.88%, 10/15/08                                              90         89
--------------------------------------------------------------------------------
                                                                           1,190
--------------------------------------------------------------------------------
Oil & Gas - 1.3%
   Devon Financing Corp. ULC,
      6.88%, 9/30/11                                              125        141
   Pemex Project Funding Master Trust,
      7.38%, 12/15/14                                             145        158
   Valero Energy Corp., +
      6.88%, 4/15/12                                              125        141
--------------------------------------------------------------------------------
                                                                             440
--------------------------------------------------------------------------------
Pipelines - 1.0%
   Consolidated Natural Gas Co.,
      5.38%, 11/1/06                                              130        134
   Duke Capital LLC,
      5.50%, 3/1/14                                               180        182
--------------------------------------------------------------------------------
                                                                             316
--------------------------------------------------------------------------------
Real Estate - 0.5%
   EOP Operating LP,
      4.65%, 10/1/10                                              155        154
--------------------------------------------------------------------------------
REITS - 0.6%
   Simon Property Group LP,
      4.88%, 3/18/10                                              205        208
--------------------------------------------------------------------------------
Retail - 0.3%
   Staples, Inc.,
      7.38%, 10/1/12                                              100        115
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   48   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                                AMOUNT     VALUE
                                                                (000S)    (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 39.8% - CONTINUED
--------------------------------------------------------------------------------
Savings & Loans - 0.3%
   Washington Mutual Bank FA, +
      5.13%, 1/15/15                                            $  110    $  108
--------------------------------------------------------------------------------
Telecommunications - 3.9%
   AT&T Wireless Services, Inc.,
      7.88%, 3/1/11                                                150       175
      8.13%, 5/1/12                                                200       239
   Sprint Capital Corp., +
      8.38%, 3/15/12                                               260       314
   Verizon New Jersey, Inc.,
      5.88%, 1/17/12                                               230       243
   Verizon of New England, Inc., +
      6.50%, 9/15/11                                               305       333
--------------------------------------------------------------------------------
                                                                           1,304
--------------------------------------------------------------------------------
Transportation - 1.3%
   Caliber System, Inc.,
      7.80%, 8/1/06                                                 55        59
   CSX Corp.,
      6.30%, 3/15/12                                               330       357
--------------------------------------------------------------------------------
                                                                             416
--------------------------------------------------------------------------------
Total Corporate Bonds
--------------------------------------------------------------------------------
(Cost $13,088)                                                            13,269

--------------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 2.8%
--------------------------------------------------------------------------------
Banks - 0.3%
   National Westminster Bank PLC,
      7.38%, 10/1/09                                                80        91
--------------------------------------------------------------------------------
Sovereign - 0.8%
   Mexico Government International Bond,
      6.38%, 1/16/13                                               245       256
--------------------------------------------------------------------------------
Telecommunications - 1.7%
   France Telecom SA,
      8.50%, 3/1/11                                                 65        77
   Royal KPN N.V.,
      8.00%, 10/1/10                                               100       117
   Telecom Italia Capital SA,
      5.25%, 11/15/13                                              130       130
   Telefonica Europe BV,
      7.75%, 9/15/10                                               125       146
   Telefonos de Mexico SA de CV,
      4.50%, 11/19/08                                           $  110    $  110
--------------------------------------------------------------------------------
                                                                             580
--------------------------------------------------------------------------------
Total Foreign Issuer Bonds
--------------------------------------------------------------------------------
(Cost $934)                                                                  927

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 24.9% /(2)/
--------------------------------------------------------------------------------
Fannie Mae - 17.9%
      3.13%, 7/15/06 +                                             570       570
      2.38%, 2/15/07 +                                             940       922
      3.00%, 3/2/07                                                155       154
      3.75%, 5/17/07 +                                           1,255     1,257
      6.00%, 1/18/12 +                                           1,110     1,115
   Pool #725787,
      5.00%, 9/1/19                                                553       561
   Pool #736881,
      5.00%, 10/1/18                                               369       375
Pool TBA, (3)
      4.50%, 12/1/19                                             1,010     1,003
--------------------------------------------------------------------------------
                                                                           5,957
--------------------------------------------------------------------------------
Freddie Mac - 7.0%
      2.88%, 12/15/06 +                                            370       367
      4.88%, 3/15/07 +                                             565       585
      4.25%, 7/15/09 +                                           1,050     1,064
      4.75%, 12/8/10 +                                             315       316
--------------------------------------------------------------------------------
                                                                           2,332
--------------------------------------------------------------------------------
Total U.S. Government Agencies
--------------------------------------------------------------------------------
(Cost $8,306)                                                              8,289

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 14.1%
--------------------------------------------------------------------------------
U.S. Treasury Notes - 14.1%
      1.75%, 12/31/04 +                                            732       732
      2.50%, 5/31/06 +                                              30        30
      2.63%, 11/15/06 +                                          1,055     1,047
      3.13%, 5/15/07 +                                             545       545
      2.75%, 8/15/07 +                                             925       914
      3.63%, 7/15/09 +                                             430       429

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   49   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
INTERMEDIATE BOND PORTFOLIO (continued)

                                                              PRINCIPAL
                                                                AMOUNT     VALUE
                                                                (000S)    (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 14.1% - CONTINUED
--------------------------------------------------------------------------------
U.S. Treasury Notes - 14.1% - (continued)
   4.25%, 11/15/14 +                                            $1,025    $1,016
--------------------------------------------------------------------------------
                                                                           4,713
--------------------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------------------
(Cost $4,739)                                                              4,713

                                                              NUMBER OF    VALUE
                                                                SHARES    (000S)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 29.7%
--------------------------------------------------------------------------------
   Northern Institutional Funds - Liquid Assets
      Portfolio /(4)/                                         9,890,247   9,890
--------------------------------------------------------------------------------
Total Investment Company
--------------------------------------------------------------------------------
(Cost $9,890)                                                             9,890

                                                           PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)      (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 4.3%
--------------------------------------------------------------------------------
   Barclays Bank, Global Treasury Services, London,
      Eurodollar Time  Depost,
      2.06%, 12/1/04                                         $1,449       1,449
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $1,449)                                                             1,449

--------------------------------------------------------------------------------
Total Investments - 133.2%
--------------------------------------------------------------------------------
(Cost $44,295)                                                           44,405
   Liabilities less Other Assets - (33.2)%                              (11,072)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $ 33,333

/(1)/ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, the value of these securities amounted to approximately $192,000 or 0.6% of net assets.
/(2)/ The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
/(3)/ When-Issued Security
/(4)/ Investment relates to cash collateral received from portfolio securities loaned.

+    Security is either wholly or partially on loan.

At November 30, 2004, the credit quality distribution (unaudited) for the Intermediate Bond Portfolio was:

--------------------------------------------------------------------------------
QUALITY DISTRIBUTION *                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
AAA                                                                    57.0%
AA                                                                     10.1%
A                                                                      17.2%
BBB                                                                    15.3%
BB                                                                      0.4%
--------------------------------------------------------------------------------
Total                                                                 100.0%

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   50   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                         FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE BOND PORTFOLIO

                                                              PRINCIPAL
                                                               AMOUNT      VALUE
                                                               (000S)     (000S)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 12.2%
--------------------------------------------------------------------------------
Automobile - 3.0%
   Daimler Chrysler Auto Trust,
      Series 2003-A, Class A4,
      2.88%, 10/8/09                                            $  580    $  576
   Daimler Chrysler Auto Trust,
      Series 2003-B, Class A4,
      2.86%, 3/9/09                                              1,100     1,088
   Honda Auto Receivables Owner Trust,
      Series 2004-2, Class A3,
      3.30%, 6/16/08                                               810       810
   Triad Auto Receivables Owner Trust,
      Series 2003-B, Class A3,
      2.48%, 3/12/08                                             2,050     2,037
   WFS Financial Owner Trust,
      Series 2004-2, Class A4,
      3.54%, 11/21/11                                              790       790
--------------------------------------------------------------------------------
                                                                           5,301
--------------------------------------------------------------------------------
Commercial Mortgage Services - 1.0%
   DLJ Commercial Mortgage Corp.,
      Series 1998-CF2, Class A1B,
      6.24%, 11/12/31                                            1,065     1,147
   JP Morgan Chase Commercial Mortgage
      Securities, Series 2003-C1, Class A1,
      4.28%, 1/12/37                                               645       646
--------------------------------------------------------------------------------
                                                                           1,793
--------------------------------------------------------------------------------
Credit Card - 2.1%
   MBNA Credit Card Master Note Trust,
      Series 2001-A3, Class A3,
      2.18%, 12/15/08                                            3,750     3,755
--------------------------------------------------------------------------------
Home Equity - 3.7%
   Advanta Mortgage Loan Trust,
      Series 2000-1, Class A4,
      8.61%, 3/25/28                                               252       259
   Chase Funding Mortgage Loan
      Asset-Backed Certificates,
      Series 2003-4, Class 1A2,
      2.14%, 7/25/18                                               380       379
   Citifinancial Mortgage Securities, Inc.,
      Series 2003-3, Class AF2,
      3.08%, 8/25/33                                               370       368
   Citifinancial Mortgage Securities, Inc.,
      Series 2003-4, Class AF2,
      2.66%, 10/25/33                                            1,500     1,494
Home Equity - 3.7% - (continued)
   Countrywide Asset-Backed Certificates,
      Series 2003-5, Class AF2,
      3.04%, 4/25/25                                            $  310    $  309
   EQCC Trust, Series 2002-1, Class 2A,
      2.48%, 11/25/31                                              809       811
   GMAC Mortgage Corp. Loan Trust,
      Series 2004-HE5, Class A2,
      3.69%, 9/25/34                                               480       480
   Residential Asset Mortgage Products,
      Inc., Series 2003-RS10, Class AI3,
      3.58%, 3/25/28                                               575       575
   Residential Asset Mortgage Products,
      Inc., Series 2004-RS5, Class AI3,
      4.48%, 9/25/29                                               815       816
   Residential Asset Securities Corp.,
      Series 2003-KS10, Class AI2,
      2.71%, 5/25/26                                             1,205     1,194
--------------------------------------------------------------------------------
                                                                           6,685
--------------------------------------------------------------------------------
Other - 0.5%
   ComEd Transitional Funding Trust,
      Series 1998-1, Class A5,
      5.44%, 3/25/07                                               874       879
--------------------------------------------------------------------------------
Whole Loan - 1.9%
   PNC Mortgage Securities Corp.,
      Collateral Strip Rate, Series 1996-PR1,
      Class A,
      0.00%, 4/28/27                                                21        20
   Prudential Home Mortgage Securities,
      Series 1993-60, Class A3,
      6.75%, 12/25/23                                              489       489
   Washington Mutual, Series 2003-AR12,
      Class A3,
      3.36%, 2/25/34                                             1,950     1,948
   Washington Mutual, Series 2003-AR7,
      Class A5,
      3.07%, 8/25/33                                               880       863
--------------------------------------------------------------------------------
                                                                           3,320
--------------------------------------------------------------------------------
Total Asset-Backed Securities
--------------------------------------------------------------------------------
(Cost $21,874)                                                            21,733

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   51   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE BOND PORTFOLIO (continued)

                                                             PRINCIPAL
                                                              AMOUNT      VALUE
                                                              (000S)      (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 32.7%
--------------------------------------------------------------------------------
Auto Manufacturers - 0.9%
   DaimlerChrysler N.A. Holding Corp.,
      7.25%, 1/18/06                                           $  555    $   579
      4.05%, 6/4/08                                             1,000        994
--------------------------------------------------------------------------------
                                                                           1,573
--------------------------------------------------------------------------------
Banks - 0.6%
   Marshall & Ilsley Corp.,
      5.75%, 9/1/06                                             1,000      1,043
--------------------------------------------------------------------------------
Commercial Services - 0.3%
   Cendant Corp.,
      6.25%, 1/15/08                                              500        532
--------------------------------------------------------------------------------
Diversified Financial Services - 20.3%
   Allstate Life Global Funding Trusts, +
      4.50%, 5/29/09                                              765        774
   American General Finance Corp.
      4.50%, 11/15/07                                             975        993
      3.88%, 10/1/09                                              885        866
   Associates Corp. NA,
      6.25%, 11/1/08                                              950      1,028
   Bear Stearns Cos. (The), Inc.,
      4.00%, 1/31/08                                            1,000      1,006
   Capital One Bank,
      4.88%, 5/15/08                                              450        461
   Chase Manhattan Corp.,
      7.13%, 2/1/07                                               800        862
   Citigroup, Inc.,
      5.50%, 8/9/06                                             2,000      2,073
   Countrywide Home Loans, Inc.,
      4.25%, 12/19/07                                             750        755
      3.25%, 5/21/08                                            1,000        974
   Credit Suisse First Boston USA, Inc.,
      4.63%, 1/15/08                                            1,770      1,813
   Ford Motor Credit Co.,
      6.88%, 2/1/06                                               800        827
      5.80%, 1/12/09                                            1,980      2,018
   General Electric Capital Corp.,
      5.35%, 3/30/06 +                                          2,000      2,057
      5.00%, 6/15/07                                            2,025      2,096
   General Motors Acceptance Corp.,
      6.13%, 8/28/07                                            2,120      2,187
      6.88%, 9/15/11                                              425        433
   Goldman Sachs Group, Inc., +
      4.13%, 1/15/08                                            1,500      1,517
Diversified Financial Services - 20.3% -
   (continued)
   Household Finance Corp.,
      3.38%, 2/21/06 +                                         $  850    $   852
      4.63%, 1/15/08                                            1,820      1,858
   International Lease Finance Corp.,
      2.95%, 5/23/06                                              285        283
      3.75%, 8/1/07                                               550        549
   JP Morgan & Co., Inc.,
      6.00%, 1/15/09 +                                          3,315      3,529
      3.50%, 3/15/09                                              605        590
   Lehman Brothers Holdings, Inc.,
      7.00%, 2/1/08                                               500        544
   MBNA America Bank NA,
      5.38%, 1/15/08                                              750        780
   Merrill Lynch & Co., Inc.,
      4.13%, 9/10/09                                            2,000      1,982
   Morgan Stanley,
      6.10%, 4/15/06                                            1,100      1,143
      3.63%, 4/1/08                                               750        744
   National Rural Utilities Cooperative
      Finance Corp.,
      3.88%, 2/15/08                                              750        750
--------------------------------------------------------------------------------
                                                                          36,344
--------------------------------------------------------------------------------
Electric - 1.4%
   Alabama Power Co., +
      3.50%, 11/15/07                                           1,340      1,333
   Duke Energy Corp., +
      3.75%, 3/5/08                                               275        273
   Public Service Electric & Gas,
      4.00%, 11/1/08                                              880        877
--------------------------------------------------------------------------------
                                                                           2,483
--------------------------------------------------------------------------------
Food - 0.9%
   Fred Meyer, Inc.,
      7.45%, 3/1/08                                               600        662
   Kraft Foods, Inc.,
      5.25%, 6/1/07                                               860        891
--------------------------------------------------------------------------------
                                                                           1,553
--------------------------------------------------------------------------------
Insurance - 0.7%
   Marsh & McLennan Cos, Inc.,
      3.63%, 2/15/08                                              600        575
   Principal Life Income Funding Trusts, +
      3.20%, 4/1/09                                               400        385

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   52   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                             PRINCIPAL
                                                               AMOUNT     VALUE
                                                               (000S)     (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 32.7% - CONTINUED
--------------------------------------------------------------------------------
Insurance - 0.7% - (continued)
   Prudential Financial, Inc.,
      3.75%, 5/1/08                                            $  275    $   272
--------------------------------------------------------------------------------
                                                                           1,232
--------------------------------------------------------------------------------
Media - 1.9%
   COX Communications, Inc.,
      6.88%, 6/15/05 +                                            700        713
      7.75%, 8/15/06                                              270        288
   News America, Inc., +
      6.63%, 1/9/08                                               325        351
   Time Warner, Inc.,
      6.75%, 4/15/11                                            1,550      1,726
   Univision Communications, Inc.,
      3.50%, 10/15/07                                             160        158
      3.88%, 10/15/08                                             160        158
--------------------------------------------------------------------------------
                                                                           3,394
--------------------------------------------------------------------------------
Oil & Gas - 1.8%
   ConocoPhillips,
      3.63%, 10/15/07                                           2,000      1,993
   USX Corp.,
      6.85%, 3/1/08                                               400        434
   Valero Energy Corp.,
      3.50%, 4/1/09                                               750        723
--------------------------------------------------------------------------------
                                                                           3,150
--------------------------------------------------------------------------------
Pipelines - 0.7%
   Consolidated Natural Gas Co.,
      5.38%, 11/1/06                                              795        823
   Duke Capital LLC, +
      4.37%, 3/1/09                                               500        501
--------------------------------------------------------------------------------
                                                                           1,324
--------------------------------------------------------------------------------
Real Estate - 0.4%
   EOP Operating LP,
      4.65%, 10/1/10                                              780        777
--------------------------------------------------------------------------------
Savings & Loans - 0.7%
   Washington Mutual, Inc., +
      4.00%, 1/15/09                                            1,270      1,259
--------------------------------------------------------------------------------
Telecommunications - 1.3%
   AT&T Wireless Services, Inc.,
      7.50%, 5/1/07                                               500        543
   GTE Corp.,
      7.51%, 4/1/09                                             1,000      1,126
   Sprint Capital Corp.,
      6.00%, 1/15/07                                           $  595    $   623
--------------------------------------------------------------------------------
                                                                           2,292
--------------------------------------------------------------------------------
Transportation - 0.8%
   Caliber System, Inc.,
      7.80%, 8/1/06                                               515        550
   CSX Corp.,
      9.00%, 8/15/06                                              800        870
--------------------------------------------------------------------------------
                                                                           1,420
--------------------------------------------------------------------------------
Total Corporate Bonds
--------------------------------------------------------------------------------
(Cost $58,303)                                                            58,376
--------------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 1.3%
--------------------------------------------------------------------------------
Machinery - Diversified - 0.4%
   Ingersoll-Rand Co.,
      6.25%, 5/15/06                                              725        755
--------------------------------------------------------------------------------
Sovereign - 0.9%
   Mexico Government International Bond, +
      4.63%, 10/8/08                                            1,500      1,511
--------------------------------------------------------------------------------
Total Foreign Issuer Bonds
--------------------------------------------------------------------------------
(Cost $2,285)                                                              2,266
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 26.6% /(1)/
--------------------------------------------------------------------------------
Fannie Mae - 20.0%
      2.38%, 2/15/07 +                                          8,605      8,440
      3.00%, 3/2/07                                               600        596
      3.75%, 5/17/07 +                                          4,475      4,484
      3.00%, 8/15/07 +                                          8,815      8,720
      3.38%, 12/15/08                                           4,145      4,078
   Pool #555649,
      7.50%, 10/1/32                                              547        587
   Pool #725787,
      5.00%, 9/1/19                                             2,907      2,948
   Pool #753715,
      6.00%, 12/1/18                                            1,541      1,615
   Pool TBA, /(2)/
      4.50%, 12/1/19                                            4,320      4,290
--------------------------------------------------------------------------------
                                                                          35,758
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   53   FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE BOND PORTFOLIO (continued)

                                                             PRINCIPAL
                                                               AMOUNT      VALUE
                                                               (000S)     (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 26.6% /(1)/ - CONTINUED
--------------------------------------------------------------------------------
Freddie Mac - 6.6%
      2.88%, 12/15/06 +                                       $ 2,430    $ 2,413
      4.88%, 3/15/07 +                                          4,565      4,724
      4.25%, 7/15/09 +                                          4,090      4,144
      4.75%, 12/8/10                                              575        576
--------------------------------------------------------------------------------
                                                                          11,857
--------------------------------------------------------------------------------
Total U.S. Government Agencies
--------------------------------------------------------------------------------
(Cost $47,777)                                                            47,615
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 23.9%
--------------------------------------------------------------------------------
U.S. Treasury Notes - 23.9%
      2.50%, 5/31/06 +                                         13,504     13,432
      2.63%, 11/15/06 +                                        10,820     10,742
      3.13%, 5/15/07 +                                          7,415      7,412
      3.63%, 7/15/09 +                                         11,181     11,165
--------------------------------------------------------------------------------
                                                                          42,751
--------------------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------------------
(Cost $42,868)                                                            42,751

                                                             NUMBER OF    VALUE
                                                              SHARES      (000S)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 41.9%
--------------------------------------------------------------------------------
   Northern Institutional Funds -
      Liquid Assets Portfolio /(3)/                         74,945,760    74,946
--------------------------------------------------------------------------------
Total Investment Company
--------------------------------------------------------------------------------
(Cost $74,946)                                                            74,946

                                                           PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)      (000S)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 6.6%
-------------------------------------------------------------------------------
   Barclays Bank, Global Treasury Services,
      London, Eurodollar Time Deposit,
      2.06%, 12/1/04                                       $ 11,862    $ 11,862
-------------------------------------------------------------------------------
Total Short-Term Investment
-------------------------------------------------------------------------------
(Cost $11,862)                                                           11,862
-------------------------------------------------------------------------------
Total Investments - 145.2%
-------------------------------------------------------------------------------
(Cost $259,915)                                                         259,549
   Liabilities less Other Assets - (45.2)%                              (80,745)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $178,804

/(1)/ The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
/(2)/ When-Issued Security
/(3)/ Investment relates to cash collateral received from portfolio securities loaned.

+    Security is either wholly or partially on loan.

At November 30, 2004, the credit quality distribution (unaudited) for the Short-Intermediate Bond Portfolio was:

--------------------------------------------------------------------------------
QUALITY DISTRIBUTION *                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
AAA                                                                    68.0%
AA                                                                      7.3%
A                                                                      16.2%
BBB                                                                     8.5%
--------------------------------------------------------------------------------
Total                                                                 100.0%

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   54   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                         FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO

                                                             PRINCIPAL
                                                               AMOUNT     VALUE
                                                               (000S)     (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 58.3% /(1)/
--------------------------------------------------------------------------------
Fannie Mae - 52.0%
      3.13%, 7/15/06 +                                        $10,000    $10,000
      3.00%, 3/2/07                                               695        691
      5.25%, 4/15/07 +                                         13,870     14,473
      3.75%, 5/17/07 +                                          2,940      2,946
      3.00%, 8/15/07 +                                          7,365      7,285
      3.25%, 1/15/08                                            3,680      3,647
      3.38%, 12/15/08                                           2,330      2,292
   Pool #555649,
      7.50%, 10/1/32                                              394        423
   Pool #725185,
      5.00%, 2/1/19                                             7,594      7,705
   Pool #725787,
      5.00%, 9/1/19                                             5,634      5,715
   Pool #736881,
      5.00%, 10/1/18                                            1,085      1,101
   Pool #753715,
      6.00%, 12/1/18                                            1,121      1,175
   Pool TBA, /(2)/
      4.50%, 12/1/19                                            3,535      3,511
--------------------------------------------------------------------------------
                                                                          60,964
--------------------------------------------------------------------------------
Freddie Mac - 4.7%
      4.25%, 5/4/09 +                                             820        821
      4.25%, 7/15/09 +                                          4,130      4,184
      4.75%, 12/8/10                                              425        426
   Pool #410092,
      3.65%, 11/1/24                                               31         33
--------------------------------------------------------------------------------
                                                                           5,464
--------------------------------------------------------------------------------
Freddie Mac Gold - 1.6%
   Pool #A17500,
      6.50%, 1/1/34                                             1,021      1,071
   Pool #E91020,
      5.50%, 8/1/17                                               827        854
--------------------------------------------------------------------------------
                                                                           1,925
--------------------------------------------------------------------------------
Total U.S. Government Agencies
--------------------------------------------------------------------------------
(Cost $68,581)                                                            68,353
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 37.7%
--------------------------------------------------------------------------------
U.S. Treasury Notes - 37.7%
      2.25%, 4/30/06 +                                          4,000      3,968
      2.50%, 5/31/06 +                                         10,130     10,076
      2.63%, 11/15/06 +                                        13,350     13,254
--------------------------------------------------------------------------------
U.S. Treasury Notes - 37.7% - (continued)
      3.50%, 11/15/06 +                                       $ 3,900    $ 3,936
      3.63%, 7/15/09 +                                         13,040     13,022
--------------------------------------------------------------------------------
                                                                          44,256
--------------------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------------------
(Cost $44,546)                                                            44,256

                                                             NUMBER OF    VALUE
                                                              SHARES      (000S)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 36.9%
--------------------------------------------------------------------------------
   Northern Institutional Funds -
      Liquid Assets Portfolio /(3)/                         43,198,006    43,198
--------------------------------------------------------------------------------
Total Investment Company
--------------------------------------------------------------------------------
(Cost $43,198)                                                            43,198

                                                            PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)      (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 6.4%
--------------------------------------------------------------------------------
   FHLB Discount Note,
      1.93%, 12/1/04                                           $7,538     7,538
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $7,538)                                                             7,538

--------------------------------------------------------------------------------
Total Investments - 139.3%
--------------------------------------------------------------------------------
(Cost $163,863)                                                         163,345
      Liabilities less Other Assets - (39.3)%                           (46,070)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $117,275

/(1)/ The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
/(2)/ When-Issued Security
/(3)/ Investment relates to cash collateral received from portfolio securities loaned.

+    Security is either wholly or partially on loan.

At November 30, 2004, the credit quality distribution (unaudited) for the U.S. Government Securities Portfolio was:

--------------------------------------------------------------------------------
QUALITY DISTRIBUTION *                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
AAA                                                                  100.0%
--------------------------------------------------------------------------------
Total                                                                100.0%

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   55   FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS




1   ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 23 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The International Bond, Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond, and U.S. Government Securities Portfolios (collectively, the "Portfolios") are separate investment portfolios of the Trust, all of which are diversified portfolios except for the International Bond Portfolio, which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers.

Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers for the International Bond, Bond, Intermediate Bond and Short-Intermediate Bond Portfolios. NTI serves as the investment adviser for each of the other Portfolios. Northern Trust also serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor. Presented herein are the financial statements for the fixed income portfolios.

Each of the fixed income Portfolios is authorized to issue three classes: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2004, Class A, Class C and Class D shares are outstanding for certain Portfolios.

2   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open-end investment companies are valued at net asset value. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may

FIXED INCOME PORTFOLIOS 56 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) STRIPPED SECURITIES - Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only stripped securities and the value of principal only stripped securities vary inversely with changes in interest rates.

C) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the forward rates on the New York exchange normally at approximately 3:00 P.M. CST. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect gains or losses, if any, as realized in foreign currency transactions and as unrealized in forward foreign currency exchange contracts.

E) WHEN ISSUED/DELAYED DELIVERY SECURITIES - Certain Portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into the commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the Net Asset Value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until settlement takes place. At the time the Portfolio enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-Issued securities at November 30, 2004 are noted in each of the Portfolio's Schedule of Investments and Statement of Assets and Liabilities.

F) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest only or principal only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

G) EXPENSES - Expenses arising in connection with a specific Portfolio are charged to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative net assets.

H) PORTFOLIO SECURITIES LOANED - Certain Portfolios participate in Northern Trust's securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust) as of November 30, 2004. Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit, from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in August 2001, each of the Portfolios has invested cash collateral in Northern Institutional Funds -- Liquid Assets Portfolio, one

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 57 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)



of the Trust's money market funds. Non-cash collateral is held in custody for the Portfolios. Each Portfolio's percentage of ownership in Liquid Assets Portfolio is less than 5%. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned (105% for international securities and 102% for domestic securities). However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for administering the securities lending program. Income (net of fees) is disclosed as investment income on each Portfolio's Statement of Operations.

The fair value of securities loaned to borrowers and the value of collateral received from such borrowers and held on behalf of the Portfolios at November 30, 2004, were as follows:

                                       CASH        NON-CASH
                           FAIR     COLLATERAL    COLLATERAL
                         VALUE OF     HELD ON       HELD ON         FEES
                        SECURITIES   BEHALF OF     BEHALF OF     EARNED BY
   Amounts in thousands   LOANED   THE PORTFOLIO THE PORTFOLIO NORTHERN TRUST
   --------------------------------------------------------------------------
    Bond                 $53,718      $46,264       $8,578          $26
    Core Bond             22,885       19,858        3,554            7
    U.S. Treasury
     Index                20,458       11,090        9,933            8
    Intermediate Bond     11,492        9,890        1,839            5
    Short-Intermediate
     Bond                 82,036       74,946        9,012           24
    U.S. Government
     Securities           52,666       43,198       10,727           11
   --------------------------------------------------------------------------

The following Portfolios had loaned securities in excess of 5% of net assets to the following individual broker/dealer at November 30, 2004. No other loans to individual broker/dealer exceeded 5% of each respective Portfolio's net assets as of November 30, 2004.

                                                            % OF SECURITIES
                                                          LOANED WITH RESPECT
   Portfolio                       BROKER/DEALER             TO NET ASSETS
   --------------------------------------------------------------------------
   Core Bond               Merrill Lynch Government
                           Securities Inc.                        5.6%
   U.S. Treasury Index     Goldman, Sachs & Co.
                           Lehman Brothers Inc.                  16.2%
                           Merrill Lynch Government               6.5%
                           Securities Inc.                        7.4%
   Intermediate Bond       Merrill Lynch Government
                           Securities Inc.                        7.1%
   Short-Intermediate Bond Citigroup Global Markets Inc.
                           Merrill Lynch Government
                           Securities Inc.                        6.2%
                           Societe Generale, New                  5.1%
                           York Branch                            5.2%
   U.S. Government         Credit Suisse First Boston LLC
    Securities             Goldman, Sachs & Co.                   6.8%
                           Merrill Lynch Government               8.2%
                           Securities Inc.                       17.3%
   --------------------------------------------------------------------------

I) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid as follows:

                     -------------------------------------
                      International Bond          Annually
                      Bond                         Monthly
                      Core Bond                    Monthly
                      U.S. Treasury Index          Monthly
                      Intermediate Bond            Monthly
                      Short-Intermediate Bond      Monthly
                      U.S. Government Securities   Monthly
                     -------------------------------------

Each Portfolio's net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

J) FEDERAL INCOME TAXES - It is each Portfolio's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2004, through the fiscal year end, the following Portfolios incurred net capital losses for which each Portfolio intends to treat as having been incurred in the following fiscal year:

                         Amount in thousands
                         ------------------------------
                         U.S. Government Securities $10
                         Short-Intermediate Bond     18
                         ------------------------------

FIXED INCOME PORTFOLIOS 58 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004




At November 30, 2004, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

                                  NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
       Amount in thousands            2008         2010         2012
       -----------------------------------------------------------------
       International Bond             $ --         $413         $ --
       Bond                             --        8,748           --
       Intermediate Bond             1,154           --           --
       Short-Intermediate Bond       9,999        2,589           --
       U.S. Government Securities       --           --          427
       -----------------------------------------------------------------

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2004, the tax components of undistributed net investment income and realized gains were as follows:

                                               UNDISTRIBUTED
                                     ---------------------------------
                                     TAX-EXEMPT ORDINARY   LONG-TERM
          Amount in thousands          INCOME   INCOME*  CAPITAL GAINS
          ------------------------------------------------------------
          International Bond            $ --     $1,073      $ --
          Bond                            --        672        --
          Core Bond                       --        122       112
          U.S. Treasury Index             --         44        56
          Intermediate Bond               --         30        --
          Short-Intermediate Bond         --        128        --
          U.S. Government Securities      --         79        --
          ------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2004, were as follows:

                                            DISTRIBUTIONS FROM
                                     ---------------------------------
                                     TAX-EXEMPT ORDINARY   LONG-TERM
          Amount in thousands          INCOME   INCOME*  CAPITAL GAINS
          ------------------------------------------------------------
          International Bond            $ --     $1,498      $ --
          Bond                            --     23,057        --
          Core Bond                       --      4,667        --
          U.S. Treasury Index             --      1,902       690
          Intermediate Bond               --      1,504        --
          Short-Intermediate Bond         --      4,757        --
          U.S. Government Securities      --      4,115       701
          ------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). For the fiscal year ended November 30, 2004, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2004, are as follows:

                                                           ADVISORY
                                          ANNUAL     LESS  FEE AFTER
                                       ADVISORY FEE WAIVER  WAIVER
            --------------------------------------------------------
            International Bond             0.85%     0.15%   0.70%
            Bond                           0.40      0.15    0.25
            Core Bond                      0.40      0.15    0.25
            U.S. Treasury Index            0.30      0.15    0.15
            Intermediate Bond              0.40      0.15    0.25
            Short-Intermediate Bond        0.40      0.15    0.25
            U.S. Government Securities     0.40      0.15    0.25
            --------------------------------------------------------

The waivers described previously are voluntary and may be terminated at any time.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01%, 0.10% and 0.15% of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolios.

Class specific Transfer Agent Fees for the fiscal year ended November 30, 2004, were as follows:

               Amounts in thousands       CLASS A CLASS C CLASS D
               --------------------------------------------------
               International Bond           $1     $ --    $ --
               Bond                         46        4      --
               Core Bond                    11       --      --
               U.S. Treasury Index           5        2       4
               Intermediate Bond             4       --      --
               Short-Intermediate Bond      17       --      --
               U.S. Government Securities   12       --       1
               --------------------------------------------------

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. Custodian credits, if any, are reflected in the Portfolios' Statements of Operations.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 59 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)




4   ADMINISTRATION, DISTRIBUTION AND OTHER
    AGREEMENTS
NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at an annual rate of 0.10% (0.15% in the case of the International Bond Portfolio) of the average daily net assets of the respective Portfolios. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI or NTGIE for their duties as investment advisers and Northern Trust for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10% of a Portfolio's average daily net assets (0.25% for the International Bond Portfolio), NTI as co-administrator will voluntarily reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2004, under such arrangements, are shown on the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement.

Certain officers of the Trust are also officers of Northern Trust. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued registration fees and other liabilities" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2004, the amounts payable were approximately $3,000 for the Bond Portfolio, and $1,000 for each of the other Portfolios.

5   SHAREHOLDER SERVICING PLAN
The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15% and 0.25% of the average daily net assets of the outstanding Class C and D shares, respectively.

Class specific Shareholder Servicing Fees for the fiscal year ended November 30, 2004, were as follows:

                   Amounts in thousands       CLASS C CLASS D
                   ------------------------------------------
                   International Bond          $ --     $1
                   Bond                           6      1
                   U.S. Treasury Index            2      7
                   Short-Intermediate Bond       --      1
                   U.S. Government Securities    --      2
                   ------------------------------------------

6   INVESTMENT TRANSACTIONS
For the fiscal year ended November 30, 2004, the aggregate cost of purchases and proceeds from sales of securities (excluding short-term investments), for the Portfolios were as follows:

                                 PURCHASES                 SALES
                          ----------------------- -----------------------
      Amount in thousands U.S. GOVERNMENT  OTHER  U.S. GOVERNMENT  OTHER
      -------------------------------------------------------------------
      International Bond         $ --      $2,580        $ --      $9,855
      Bond                    544,737     218,986     601,534     364,461
      Core Bond               130,806      29,066     128,884      33,727
      U.S. Treasury Index      24,040          --      43,502          --
      Intermediate Bond        47,656      11,293      51,729      18,327
      Short-Intermediate
       Bond                   284,442      46,503     270,662      41,762
      U.S. Government
       Securities             230,471          --     240,791          --
      -------------------------------------------------------------------

At November 30, 2004, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                        NET          COST
                          UNREALIZED   UNREALIZED   APPRECIATION   BASIS OF
    Amounts in thousands APPRECIATION DEPRECIATION (DEPRECIATION) SECURITIES
    ------------------------------------------------------------------------
    International Bond       $668          $ --          $668       $3,893
    Bond                    4,523        (9,814)       (5,291)     443,667
    Core Bond                 861        (1,361)         (500)     151,089
    U.S. Treasury Index       517          (532)          (15)      57,082
    Intermediate Bond         280          (194)           86       44,319
    Short-Intermediate
     Bond                     410          (993)         (583)     260,132
    U.S. Government
     Securities                76          (674)         (598)     163,943
    ------------------------------------------------------------------------

FIXED INCOME PORTFOLIOS 60 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004




7   BANK LOANS
The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50% above the federal funds rate, (ii) 0.45% above IBOR (Inter Bank Offer
Rate) or (iii) 0.45% above LIBOR (London Interbank Offering Rate), at the option of the Trust and in accordance with the terms of the agreement.

At November 30, 2004, the Funds did not have any outstanding loans.

Interest expense for the fiscal year ended November 30, 2004, was approximately $1,000 for the International Bond Portfolio. This amount is included in "Other Expenses" on the Statements of Operations.

8   CAPITAL SHARE TRANSACTIONS
Transactions in Class A shares for the fiscal year ended November 30, 2004 were as follows:

                                                                   NET
                                       REINVESTED                INCREASE
     Amounts in thousands       SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
     ---------------------------------------------------------------------
     International Bond           103        42          (515)      (370)
     Bond                       2,612     1,024       (14,744)   (11,108)
     Core Bond                  4,192       232        (3,181)     1,243
     U.S. Treasury Index          653        83        (1,696)      (960)
     Intermediate Bond            305        60          (971)      (606)
     Short-Intermediate Bond    9,540       195        (8,978)       757
     U.S. Government Securities   700       231        (1,043)      (112)
     ---------------------------------------------------------------------

Transactions in Class A shares for the fiscal year ended November 30, 2003 were as follows:

                                                                NET
                                    REINVESTED                INCREASE
        Amounts in thousands SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ---------------------------------------------------------------
        International Bond      97        30         (897)       (770)
        Bond                 5,609     1,316      (12,661)     (5,736)
        Core Bond            9,031       291       (8,685)        637
        U.S. Treasury Index  1,775       100       (1,205)        670
        Intermediate Bond    1,332        53       (1,401)        (16)
        Short-Intermediate
         Bond                6,333       229       (8,111)     (1,549)
        U.S. Government
         Securities          2,438       264       (2,188)        514
        ---------------------------------------------------------------

Transactions in Class C shares for the fiscal year ended November 30, 2004 were as follows:

                                                                NET
                                    REINVESTED                INCREASE
        Amounts in thousands SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ---------------------------------------------------------------
        Bond                   4         8            (5)         7
        U.S. Treasury Index   16         4           (42)       (22)
        ---------------------------------------------------------------

Transactions in Class C shares for the fiscal year ended November 30, 2003 were as follows:

                                                                NET
                                    REINVESTED                INCREASE
        Amounts in thousands SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ---------------------------------------------------------------
        Bond                  57        16          (392)       (319)
        U.S. Treasury Index   60         7          (111)        (44)
        ---------------------------------------------------------------

Transactions in Class D shares for the fiscal year ended November 30, 2004 were as follows:

                                                                NET
                                    REINVESTED                INCREASE
        Amounts in thousands SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ---------------------------------------------------------------
        International Bond    11        --            --         11
        Bond                   5         1            (4)         2
        U.S. Treasury Index   85         1           (50)        36
        Intermediate Bond      2        --            (1)         1
        Short-Intermediate
         Bond                 16        --            (4)        12
        U.S. Government
         Securities            9         2           (56)       (45)
        ---------------------------------------------------------------

Transactions in Class D shares for the fiscal year ended November 30, 2003 were as follows:

                                                                NET
                                    REINVESTED                INCREASE
        Amounts in thousands SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ---------------------------------------------------------------
        International Bond    25        --           (31)        (6)
        Bond                   1         1            (2)        --
        U.S. Treasury Index   98         1           (25)        74
        Intermediate Bond      2        --            --          2
        Short-Intermediate
         Bond                  2        --            (2)        --
        U.S. Government
         Securities           13         3            (7)         9
        ---------------------------------------------------------------

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 61 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE NORTHERN
INSTITUTIONAL FUNDS
SHAREHOLDERS AND
BOARD OF TRUSTEES:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Bond, Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond, and U.S. Government Securities Portfolios, comprising the Fixed Income Portfolios of the Northern Institutional Funds, as of November 30, 2004, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of the investments owned at November 30, 2004 by physical examination of the securities held by the custodian and by correspondence with central depositories, unaffiliated subcustodian banks, and brokers or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Bond, Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond, and U.S. Government Securities Portfolios at November 30, 2004, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Chicago, Illinois
January 14, 2005

FIXED INCOME PORTFOLIOS 62 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        FIXED INCOME PORTFOLIOS
                                                                           ----
       TAX INFORMATION
                                                  NOVEMBER 30, 2004 (UNAUDITED)




CAPITAL GAIN DISTRIBUTIONS - The following Portfolios made capital gain distributions in December 2004, and hereby designate these long-term capital gain distributions as follows:

                                              LONG-TERM
                                              CAPITAL GAIN
                         Amounts in thousands 20%    15%
                         ---------------------------------
                         Core Bond            $ --   $112
                         U.S. Treasury Index    --     56
                         ---------------------------------

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 63 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       FUND EXPENSES



As a shareholder of the Portfolios, you incur two types of costs; (1) transaction costs, if any; and (2) ongoing costs, including management fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2004 through November 30, 2004.

ACTUAL EXPENSES
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/04 - 11/30/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

International Bond

                               BEGINNING   ENDING
                                ACCOUNT   ACCOUNT       *EXPENSES
                       EXPENSE   VALUE     VALUE          PAID
          Class A       RATIO  6/1/2004  11/30/2004 6/1/04 - 11/30/04
          -----------------------------------------------------------
          Actual        0.97%  $1,000.00 $1,111.00        $5.12
          Hypothetical  0.97%  $1,000.00 $1,020.15        $4.90**
          -----------------------------------------------------------

          Class D
          -----------------------------------------------------------
          Actual        1.36%  $1,000.00 $1,108.90        $7.17
          Hypothetical  1.36%  $1,000.00 $1,018.20        $6.86**
          -----------------------------------------------------------

Bond

                               BEGINNING   ENDING
                                ACCOUNT   ACCOUNT       *EXPENSES
                       EXPENSE   VALUE     VALUE          PAID
          Class A       RATIO  6/1/2004  11/30/2004 6/1/04 - 11/30/04
          -----------------------------------------------------------
          Actual        0.36%  $1,000.00 $1,044.40        $1.84
          Hypothetical  0.36%  $1,000.00 $1,023.20        $1.82**
          -----------------------------------------------------------

          Class C
          -----------------------------------------------------------
          Actual        0.60%  $1,000.00 $1,043.20        $3.06
          Hypothetical  0.60%  $1,000.00 $1,022.00        $3.03**
          -----------------------------------------------------------

          Class D
          -----------------------------------------------------------
          Actual        0.75%  $1,000.00 $1,042.50        $3.83
          Hypothetical  0.75%  $1,000.00 $1,021.25        $3.79**
          -----------------------------------------------------------

Core Bond

                               BEGINNING   ENDING
                                ACCOUNT   ACCOUNT       *EXPENSES
                       EXPENSE   VALUE     VALUE          PAID
          Class A       RATIO  6/1/2004  11/30/2004 6/1/04 - 11/30/04
          -----------------------------------------------------------
          Actual        0.36%  $1,000.00 $1,037.40        $1.83
          Hypothetical  0.36%  $1,000.00 $1,023.20        $1.82**
          -----------------------------------------------------------

          Class C
          -----------------------------------------------------------
          Actual        0.60%  $1,000.00 $1,035.60        $3.05
          Hypothetical  0.60%  $1,000.00 $1,022.00        $3.03**
          -----------------------------------------------------------

          Class D
          -----------------------------------------------------------
          Actual        0.75%  $1,000.00 $1,035.70        $3.82
          Hypothetical  0.75%  $1,000.00 $1,021.25        $3.79**
          -----------------------------------------------------------

FIXED INCOME PORTFOLIOS 64 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2004 (UNAUDITED)




U.S. Treasury Index

                               BEGINNING   ENDING
                                ACCOUNT   ACCOUNT       *EXPENSES
                       EXPENSE   VALUE     VALUE          PAID
          Class A       RATIO  6/1/2004  11/30/2004 6/1/04 - 11/30/04
          -----------------------------------------------------------
          Actual        0.26%  $1,000.00 $1,030.80        $1.32
          Hypothetical  0.26%  $1,000.00 $1,023.70        $1.32**
          -----------------------------------------------------------

          Class C
          -----------------------------------------------------------
          Actual        0.50%  $1,000.00 $1,029.50        $2.54
          Hypothetical  0.50%  $1,000.00 $1,022.50        $2.53**
          -----------------------------------------------------------

          Class D
          -----------------------------------------------------------
          Actual        0.65%  $1,000.00 $1,028.30        $3.30
          Hypothetical  0.65%  $1,000.00 $1,021.75        $3.29**
          -----------------------------------------------------------

Intermediate Bond

                               BEGINNING   ENDING
                                ACCOUNT   ACCOUNT       *EXPENSES
                       EXPENSE   VALUE     VALUE          PAID
          Class A       RATIO  6/1/2004  11/30/2004 6/1/04 - 11/30/04
          -----------------------------------------------------------
          Actual        0.36%  $1,000.00 $1,029.20        $1.83
          Hypothetical  0.36%  $1,000.00 $1,023.20        $1.82**
          -----------------------------------------------------------

          Class D
          -----------------------------------------------------------
          Actual        0.75%  $1,000.00 $1,027.80        $3.80
          Hypothetical  0.75%  $1,000.00 $1,021.25        $3.79**
          -----------------------------------------------------------

Short-Intermediate Bond

                               BEGINNING   ENDING
                                ACCOUNT   ACCOUNT       *EXPENSES
                       EXPENSE   VALUE     VALUE          PAID
          Class A       RATIO  6/1/2004  11/30/2004 6/1/04 - 11/30/04
          -----------------------------------------------------------
          Actual        0.36%  $1,000.00 $1,015.00        $1.81
          Hypothetical  0.36%  $1,000.00 $1,023.20        $1.82**
          -----------------------------------------------------------

          Class D
          -----------------------------------------------------------
          Actual        0.75%  $1,000.00 $1,012.50        $3.77
          Hypothetical  0.75%  $1,000.00 $1,021.25        $3.79**
          -----------------------------------------------------------

U.S. Government Securities

                               BEGINNING   ENDING
                                ACCOUNT   ACCOUNT       *EXPENSES
                       EXPENSE   VALUE     VALUE          PAID
          Class A       RATIO  6/1/2004  11/30/2004 6/1/04 - 11/30/04
          -----------------------------------------------------------
          Actual        0.36%  $1,000.00 $1,014.70        $1.81
          Hypothetical  0.36%  $1,000.00 $1,023.20        $1.82**
          -----------------------------------------------------------

          Class D
          -----------------------------------------------------------
          Actual        0.75%  $1,000.00 $1,012.80        $3.77
          Hypothetical  0.75%  $1,000.00 $1,021.25        $3.79**
          -----------------------------------------------------------

* Expenses are calculated using the Portfolio's annualized expense ratio, which represents ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2004. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.
** Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 65 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       TRUSTEES AND OFFICERS



Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 52 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 23 portfolios and Northern Funds offers 29 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and President of         . PepsiAmericas (a soft
Age 69                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson Tull, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, LLC (a management
                           advisory services and private
                           investment company) since 2001;
                         . Chairman and Director of
                           Hussmann International, Inc. (a
                           refrigeration company) from 1998
                           to 2000.
-----------------------------------------------------------------------------------------
Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm  . None
Age 64                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1996;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company);
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company);
                         . Trustee at Dominican University.
-----------------------------------------------------------------------------------------
William J. Dolan, Jr.    . Financial Consultant at Ernst &   . None
Age 72                     Young LLP (an accounting firm)
Trustee since 2000         from 1992 to 1993 and 1997;
                         . Partner of Arthur Andersen LLP
                           (an accounting firm) from 1966
                           to 1989.
-----------------------------------------------------------------------------------------
Sharon Gist Gilliam      . Executive Vice President of       . None
Age 61                     Unison-Maximus, Inc. (an
Trustee since 2001         aviation and governmental
                           consulting company).
-----------------------------------------------------------------------------------------
Sandra Polk Guthman      . CEO of Polk Bros. Foundation (an  . None
Age 60                     Illinois not-for-profit
Trustee since 1997         corporation) since 1993.
                         . Director of MBIA Insurance Corp.
                           of Illinois (a municipal bond
                           insurance company) since 1994.
-----------------------------------------------------------------------------------------
Michael E. Murphy        . President of Sara Lee Foundation  . Coach, Inc.;
Age 68                     (philanthropic organization)      . Payless Shoe Source,
Trustee since 2000         from 1997 to 2001.                 Inc. (a retail shoe store
                                                              business);
                                                             . GATX Corporation
                                                              (a railroad holding
                                                              company);
                                                             . Bassett Furniture
                                                              Industries, Inc.
                                                              (a furniture
                                                              manufacturer).
-----------------------------------------------------------------------------------------
Richard P. Strubel       . Vice Chairman, President and      . Gildan Activewear,
Age 65                     Chief Operating Officer of UNext   Inc. (an athletic
Trustee since 1982         Inc. (a provider of educational    clothing marketing
                           services via the Internet) since   and manufacturing
                           2003 and 1999, respectively;       company);
                         . Director of Cantilever            . Goldman Sachs
                           Technologies (a private software   Mutual Fund
                           company) since 1999;               Complex (63
                         . Trustee at The University of       portfolios).
                           Chicago since 1987;
                         . Managing Director of Tandem
                           Partners, Inc. (a privately held
                           management services firm) until
                           1999.

FIXED INCOME PORTFOLIOS 66 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004




  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
Mary Jacobs Skinner, Esq./(3)/ . Partner in the law firm of        . None
Age 47                           Sidley Austin Brown & Wood.
Trustee since 2000
--------------------------------------------------------------------------------------

Stephen Timbers/(3)/           . Vice Chairman of Northern Trust   . USF Corporation;
Age 60                           Corporation and The Northern      . Calamos Mutual
Trustee since 2000               Trust Company from 2003 to 2004;   Fund Complex (12
                               . President and Chief Executive      portfolios).
                                 Officer of Northern Trust
                                 Investments, N.A. from 2001 to
                                 2004;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation
                                 and Executive Vice President of
                                 The Northern Trust Company from
                                 1998 to 2004.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the 1940 Act. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation; and Mr. Timbers because he is a former officer, director, employee and is a shareholder of Northern Trust Corporation and/or its affiliates.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 67 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       TRUSTEES AND OFFICERS (continued)




  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                             FIVE YEARS
-----------------------------------------------------------------------
Lloyd A. Wennlund                   . Executive Vice President since
Age: 47                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60675                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President of Northern Trust
                                      Securities, Inc., and Managing
                                      Executive, Mutual Funds for
                                      Northern Trust Global
                                      Investments since 1989.
-----------------------------------------------------------------------

Eric K. Schweitzer                  . Senior Vice President at
Age: 43                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60675                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000; Managing Director of
                                      Mutual Funds for US Bancorp from
                                      1997 to 2000.
-----------------------------------------------------------------------

Brian Ovaert                        . Senior Vice President and
Age: 43                               Department Head at The Northern
50 South LaSalle Street               Trust Company overseeing Fund
Chicago, IL 60675                     Accounting, Transfer Agent and
Treasurer since 2002                  Fund Administration functions
                                      since 1998.
-----------------------------------------------------------------------

Susan J. Hill                       . Senior Vice President of
Age: 48                               Compliance of Northern Trust
50 South LaSalle Street               Global Investments
Chicago, IL 60675                     Administration since 2004; Vice
Chief Compliance Officer since 2004   President of Compliance of
                                      Northern Trust Global
                                      Investments Administration since
                                      2000; Vice President at Van
                                      Kampen Investments from 1992 to
                                      2000.
-----------------------------------------------------------------------

Wes L. Ringo                        . Senior Vice President of
Age: 53                               Northern Trust Investments, N.A.
50 South LaSalle Street               and Compliance Director of
Chicago, IL 60675                     Northern Trust Securities, Inc.
Anti-Money Laundering                 since 2001; Managing Director,
Compliance Officer since 2002         Assistant General Counsel and
                                      Director of Regulatory Affairs
                                      of U.S. Bancorp Piper Jaffrey
                                      from 1996 to 2001.
-----------------------------------------------------------------------

Brian R. Curran                     . Vice President and Director of
Age: 37                               Fund Administration at PFPC Inc.
4400 Computer Drive                   since 1997.
Westborough, MA 01581
Vice President since 1999
-----------------------------------------------------------------------

Stuart Schuldt                      . Senior Vice President and
Age: 42                               Division Manager of Fund
50 South LaSalle Street               Administration and Fund
Chicago, IL 60675                     Accounting at The Northern Trust
Assistant Treasurer since 2002        Company.

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

FIXED INCOME PORTFOLIOS 68 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004






NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------

Jeffrey A. Dalke, Esq.         . Partner in the law firm of
Age: 54                          Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000
------------------------------------------------------------------

Linda J. Hoard, Esq.           . Senior Counsel and Vice
Age: 57                          President at PFPC Inc. since
4400 Computer Drive              1998.
Westborough, MA 01581
Assistant Secretary since 1999
------------------------------------------------------------------

Lori V. Russell, Esq.          . Associate Counsel and Director
Age: 33                          at PFPC Inc. since 2002;
4400 Computer Drive              Associate Counsel at Investors
Westborough, MA 01581            Bank & Trust Company (a
Assistant Secretary since 2003   financial service provider) from
                                 2001 to 2002; Manager in the
                                 Regulatory Administration
                                 Department of PFPC Inc. prior
                                 thereto.
------------------------------------------------------------------

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 69 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       FOR MORE INFORMATION
                                                              NOVEMBER 30, 2004



  PORTFOLIO HOLDINGS
  Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q will be available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

  PROXY VOTING
  A description of Northern Institutional Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800/637-1380.

FIXED INCOME PORTFOLIOS 70 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        FIXED INCOME PORTFOLIOS
                                                                           ----



                      THIS PAGE INTENTIONALLY LEFT BLANK

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 71 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----



                      THIS PAGE INTENTIONALLY LEFT BLANK

FIXED INCOME PORTFOLIOS 72 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                                NIF ANR FIX 1/05
--------------------------------------------------------------------------------

(C)2005 Northern Institutional Funds
Northern Funds Distributors, LLC, not affiliated with Northern Trust

                                                                 ---------------
                                                                    PRESORTED
                                                                     STANDARD
                                                                   U.S. POSTAGE
                                                                      PAID
                                                                  LANCASTER, PA
                                                                 PERMIT NO. 1793
                                                                 ---------------

               50 South LaSalle Street
               P.O. Box 75986
               Chicago, Illinois 60675-5986
               800/637-1380
               northerninstitutionalfunds.com

                               [LOGO APPEARS HERE]

                                                               NOVEMBER 30, 2004

NORTHERN INSTITUTIONAL FUNDS
Equity Portfolios

                                   [GRAPHIC]

--------------------------------------------------------------------------------
TRUST NORTHERN for investment solutions
--------------------------------------------------------------------------------
                                        ----------------------------
                                        NORTHERN INSTITUTIONAL FUNDS
                                        ----------------------------
                                                --------------------------------
                                                [LOGO] Managed by Northern Trust
                                                --------------------------------

                                     [PHOTO]

                                 a MESSAGE from
                               Orie L. Dudley Jr.
                            CHIEF INVESTMENT OFFICER

DURING THE 12-MONTH PERIOD ended November 30, 2004, global equities performed exceptionally well given the litany of challenges that characterized the investment environment. The largest potential obstacle was the soaring price of oil, which reached $55 a barrel in mid-October after trading at $30 just one year earlier. The interest rate back-drop was also unfavorable, as the U.S. Federal Reserve boosted short-term rates by a quarter point on four separate occasions. And, of course, geopolitical concerns remained ubiquitous as investors weighed the shifting outlook for the U.S. presidential election and the war in Iraq.

Despite this seemingly difficult back-drop, the global stock markets produced strong gains during the reporting period. Overseas, the developed markets performed very well with a return of 24.19 percent (as measured by the MSCI EAFE Index), due in part to strength in foreign currencies in relation to the dollar. Emerging markets' equities, which were boosted by rising commodities prices, also produced outstanding returns. In the United States, stocks rose 12.85 percent (as measured by the S&P 500 Index). Value outpaced growth, while smaller companies -- on the strength of dramatically increased profitability -- bested their large-cap counterparts.

The strong performance of the U.S. market in the face of potentially negative news flow was due in part to the continued strength in its underlying fundamentals. Three key factors contributed to this strength. First, the economy grew at a solid trend rate of 3.5 to 4 percent. Second, job growth -- while lower than in the past -- nevertheless averaged approximately 200,000 jobs a month. This is consistent with a productive economy expanding slightly above its long-term potential. And third, inflation continued to remain tame and well-restrained. As a result, investors were confident that the Federal Reserve would be able to maintain a gradualist approach to raising rates.

Turning to the corporate sector, businesses were in a better financial position than they have been for decades. U.S. corporate earnings are expected to rise 18 percent this year, and next year's estimates currently point to a gain of near 10 percent. The resulting increase in free cash flow, in turn, should enable companies to reduce their debt, allowing the debt-to-equity ratio for corporate America to decline for the third straight year in 2004. At the same time as they were shoring up their balance sheets, companies also were investing for the future, as evidenced by increasing merger and acquisition activity and the double-digit rise in capital investment in 2004. Importantly, corporations continued to improve shareholder returns by raising the level of dividends and share buybacks. In 2004, excluding Microsoft's one-time dividend in the third quarter, dividends should rise to a level approximately 14 percent higher than in 2003.

Uncertainties surrounding near-term economic growth and policy initiatives from the government and the Fed appear to be diminishing in the wake of November's election. This improved clarity -- and the economic realities and outlook supporting it -- have been a positive for the market. Worrisome long-term risks exist, of course, including imbalances that may result from the budget and current account deficits in the United States. However, economic and business performance remains strong, and these fundamentals should continue to provide a positive foundation for equities.

Sincerely,


/s/ Orie L. Dudley Jr.
-----------------------------------
Orie L. Dudley Jr.
Chief Investment Officer
Northern Trust

               ----------------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----
       TABLE OF CONTENTS



The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performances of the Portfolios are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Northern Fund Distributors, LLC, not affiliated with Northern Trust.

                               NOT FDIC INSURED
--------------------------------------------------------------------------------
                       May lose value/No bank guarantee

  2 PORTFOLIO MANAGEMENT COMMENTARY

 12 STATEMENTS OF ASSETS AND LIABILITIES

 14 STATEMENTS OF OPERATIONS

 16 STATEMENTS OF CHANGES IN NET ASSETS

 18 FINANCIAL HIGHLIGHTS

    SCHEDULES OF INVESTMENTS

    31          INTERNATIONAL GROWTH PORTFOLIO

    33          INTERNATIONAL EQUITY INDEX PORTFOLIO

    47          SMALL COMPANY GROWTH PORTFOLIO

    49          SMALL COMPANY INDEX PORTFOLIO

    75          MID CAP GROWTH PORTFOLIO

    78          FOCUSED GROWTH PORTFOLIO

    81          DIVERSIFIED GROWTH PORTFOLIO

    83          EQUITY INDEX PORTFOLIO

    91          BALANCED PORTFOLIO

 98 NOTES TO THE FINANCIAL STATEMENTS

105 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

107 FUND EXPENSES

109 TRUSTEES AND OFFICERS

113 FOR MORE INFORMATION

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
--------------------------------------------------------------------------------

International equities produced strong returns for the 12-month period ended November 30, 2004. For most of the first three quarters of the reporting period, the broad market made little progress, as the upsurge in corporate earnings seen in the previous two years slowed, while the impact of higher oil prices and the threat of terrorism dampened sentiment. Global markets staged a rally at the end of the third quarter, with the resolution of the U.S. election in November providing a further boost for equities.

The International Growth Portfolio returned 22.14 percent for the 12 months ended November 30, 2004, modestly lagging the 24.19 percent return of its benchmark, the MSCI EAFE(R) Index. Corporate earnings continued to be strong, but this was offset by broader macroeconomic factors, as the dollar continued to set new lows against the euro and oil prices rose sharply as a result of ongoing political instability. While the energy sector has been a strong performer due to high oil prices, the resulting higher input costs have proved a drag on manufacturing sectors. The weakening U.S. currency has led to a sell off in sectors with a high dollar exposure.

The fourth quarter rally has led to an increase in investor appetite for more growth-oriented stocks, and the Portfolio has benefited from an increased weighting in the media, technology and financial sectors. We have recently increased exposure to the Japanese market, and have maintained broad exposure to cyclical companies that we believe are positioned to benefit from economic strengthening.

--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2004

               CLASS A   CLASS D      MSCI
TOTAL RETURN    SHARES   SHARES*   EAFE INDEX
---------------------------------------------
ONE YEAR        22.14%    21.48%     24.19%
FIVE YEAR       (0.48)    (0.78)     (0.28)
TEN YEAR         5.53      5.29       5.23
---------------------------------------------

* For Class D shares, performance from 8/23/99 through 6/14/01 is that of Class A shares. Because the fees and expenses of Class D shares are higher than those of Class A shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

-------------------------------

PORTFOLIO MANAGERS
-------------------------------
RICHARD F. ROTHWELL
DIANE JONES
-------------------------------

FUND FACTS (AS OF 11/30/04)

TICKER SYMBOL             BIGAX

INCEPTION DATE
CLASS A SHARES          3/28/94
CLASS D SHARES         11/16/94

TOTAL NET ASSETS   $163,021,728

NET ASSET VALUE
CLASS A SHARES            $9.44
CLASS D SHARES             9.43

-------------------------------

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line Chart

CLASS A SHARES

                      MSCI EAFE
              Fund      Index
             ------   ---------
 3/28/1994   10,000     10,000
             10,210     10,349
              9,972     11,132
             10,967     12,441
             11,433     12,392
             13,770     14,430
             17,910     17,475
             17,148     15,784
             13,116     12,765
             11,541     11,169
             18,284     16,327
11/30/2004   22,331     20,274

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of November 2004, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility.

EQUITY PORTFOLIOS 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
--------------------------------------------------------------------------------

International equities gained ground during the past year, but volatility was high as investors struggled to assess the shifting outlook for the global economy. While the calendar year started on a strong note, stocks subsequently weakened in the spring as concerns about interest rates, inflation and the situation in Iraq weighed on investors. The decline could also be attributed to several negative economic releases, rising oil prices and the threat of an economic slowdown in China. After bottoming out in mid-May, equities trended sideways through the summer before a decline in oil prices and the resolution of the U.S. presidential election sparked a rally in October and November. For dollar-based investors, the return of the international markets was boosted significantly by the strength in foreign currencies in relation to the U.S. dollar.

The Portfolio returned 23.66 percent for the 12-month period ended November 30, 2004, in line with the 24.19 percent return of the benchmark, the MSCI EAFE(R) Index. Transaction costs and expenses primarily accounted for the difference in returns between the Portfolio and the benchmark index.

Energy and utilities were the largest positive contributors to performance, while technology and health care stocks detracted. On a regional basis, Europe was the top performer among the EAFE regions. Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2004

TOTAL RETURN           CLASS A   CLASS D      MSCI
WITH TRANSACTION FEE    SHARES    SHARES   EAFE INDEX
-----------------------------------------------------
ONE YEAR                23.66%    23.19%     24.19%
FIVE YEAR               (0.45)    (1.10)     (0.28)
SINCE INCEPTION          4.81      4.26       4.73*
-----------------------------------------------------

*Since inception of Class A.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

------------------------------

FUND FACTS (AS OF 11/30/04)

TICKER SYMBOL            BIEIX

INCEPTION DATE
CLASS A SHARES          4/1/97
CLASS D SHARES         10/5/98

TOTAL NET ASSETS   $79,104,391

NET ASSET VALUE
CLASS A SHARES          $11.41
CLASS D SHARES           11.12

------------------------------

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line Chart

CLASS A SHARES

International
Equity Index

                      MSCI EAFE
              Fund      Index
             ------   ---------
  4/1/1997   10,000     10,000
             10,446     10,250
             12,061     11,936
             14,513     14,455
             13,080     13,057
             10,582     10,559
              9,237      9,239
             11,589     11,477
11/30/2004   14,339     14,253

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of November 2004, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility.

The International Equity Index Portfolio requires the payment of an additional transaction fee on purchases of shares equal to 1.0 percent of the dollar amount invested. The additional transaction fee is not a sales charge but is retained by the Portfolio to offset the costs of security purchases.

MSCI does not endorse any of the securities in the MSCI EAFE Index. It is not a sponsor of the International Equity Index Portfolio and is not affiliated with the Portfolio in any way.

                  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
--------------------------------------------------------------------------------

During the Portfolio's most recent fiscal year, the investment environment was marked by a number of powerful forces, both positive and negative. On the positive side, corporate earnings results posted a second straight year of 20 percent gains while global economic growth proved buoyant. Less positively, oil prices advanced sharply while international tensions were highlighted by the challenges in Iraq. Against this backdrop, the Fund posted a return of -0.25 percent, trailing the Russell 2000 Growth Index return of 10.83 percent.

Renewed risk aversion by investors manifested itself in a number of ways during the period as many stocks carrying higher investor expectations were severely punished when disappointments occurred. This created a difficult environment for many of the Portfolio's positions within technology and health care. Poor stock performance in these sectors accounted for much of the comparative underperformance and offset 1) a favorable decision to overweight the energy sector and 2) productive stock selection in the consumer discretionary and financial sectors. In reaction to the difficulties in technology and health care, we made some mid-year adjustments that reduced exposure to issues most vulnerable to earnings disappointments. These changes helped to produce competitive returns during the latter part of the period.

Portfolio construction remains driven by fundamental research at the company and industry levels, with a focus on earnings growth and consistency in earnings performance. We continue to favor the spending prospects of corporations over consumers, and are positioned accordingly, with overweights in energy, industrials and technology.

--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2004

                                      RUSSELL 2000
                  CLASS A   CLASS D      GROWTH
TOTAL RETURN       SHARES    SHARES       INDEX
--------------------------------------------------
ONE YEAR           (0.25)%   (0.62)%     10.83%
SINCE INCEPTION    (4.01)    (4.22)      (1.09)*
--------------------------------------------------

*Since inception of Class A.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

------------------------------

PORTFOLIO MANAGERS
------------------------------
JOHN B. LEO
ANDREW FLYNN
------------------------------

FUND FACTS (AS OF 11/30/04)

TICKER SYMBOL            BSGRX

INCEPTION DATE
CLASS A SHARES         12/1/99
CLASS D SHARES         6/13/02

TOTAL NET ASSETS   $10,810,581

NET ASSET VALUE
CLASS A SHARES     $      8.15
CLASS D SHARES            8.06

------------------------------

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                    [CHART]

                                   Line chart

CLASS A SHARES

             Small Company   Russell 2000
              Growth Fund    Growth Index
             -------------   ------------
 12/1/1999       10,000         10,000
                  9,420          9,124
                  7,510          8,282
                  6,190          6,203
                  8,170          8,541
11/30/2004        8,150          9,467

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000 Growth Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

EQUITY PORTFOLIOS 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
--------------------------------------------------------------------------------

Small-capitalization stocks, as represented by the Russell 2000 Index--the Portfolio's benchmark--returned 17.26 percent during the 12-month period ended November 30, 2004. In comparison, large-capitalization stocks, as measured by the S&P 500 Index, returned 12.86 percent.

As designed, the Portfolio's performance closely tracked that of the Russell 2000. For the period, the Portfolio returned 16.66 percent. Differences in returns were driven by transaction costs and Portfolio expenses. Technology was the worst performing sector with a return of -7.80 percent for the 12-month period, while the energy sector, which was boosted by the sharp increase in the price of oil, gained 78.14 percent.

As of November 30, 2004, the market capitalization of companies in the Russell 2000 Index ranged from $4.03 million to $2.52 billion. The median company size was $403 million, while the average company size was $556 million. The total market capitalization of the Russell 2000 was approximately 8.71 percent of the Russell 3000 market capitalization as of November 30, 2004. The annual reconstitution of the Russell indices occurred at the end of June. After the Index was reconstituted, the financial services sector had the greatest increase in its sector weighting, while the producer durables sector had the largest decrease. These shifts were reflected in the Portfolio. Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2004


TOTAL RETURN           CLASS A   CLASS D   RUSSELL 2000
WITH TRANSACTION FEE    SHARES    SHARES       INDEX
-------------------------------------------------------
ONE YEAR                16.66%    16.42%       17.26%
FIVE YEAR                7.98      7.52         8.29
TEN YEAR                11.09     10.66*       11.50
-------------------------------------------------------

*Since inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

------------------------------

FUND FACTS (AS OF 11/30/04)

TICKER SYMBOL            BSCAX

INCEPTION DATE
CLASS A SHARES         1/11/93
CLASS D SHARES         12/8/94

TOTAL NET ASSETS   $77,819,984

NET ASSET VALUE
CLASS A SHARES     $     14.08
CLASS D SHARES           13.87

------------------------------

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

CLASS A SHARES

                                     [CHART]

                                   Line chart

             Small Company   Russell 2000
               Index Fund        Index
             -------------   ------------
 1/11/1993       10,000         10,000
                 11,349         11,495
                 11,181         11,366
                 14,278         14,606
                 16,563         17,018
                 20,380         21,002
                 18,946         19,612
                 21,783         22,685
                 21,538         22,553
                 22,563         23,640
                 20,147         21,137
                 27,559         28,808
11/30/2004       32,147         33,776

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000 Index is an unmanaged index which tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

The Small Company Index Portfolio requires the payment of an additional transaction fee on purchases of shares equal to 0.5 percent of the dollar amount invested. The additional transaction fee is not a sales charge but is retained by the Portfolio to offset the costs of security purchases.

                  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
--------------------------------------------------------------------------------

During the past fiscal year, continued strength in corporate earnings was balanced by concerns over rising energy prices, increasing interest rates, the war in Iraq and the U.S. presidential election.

The Portfolio rose 4.52 percent during the 12-month period ended November 30, 2004, trailing the 11.40 percent return of the benchmark, the Russell Midcap Growth Index. The positive impact of an overweight in energy was more than offset by an underweight in financials and an overweight in technology. On the industry level, our holdings in the leisure, software and oil and gas exploration industries materially outperformed the Index, while positions in pharmaceuticals, computer hardware and health care services lagged. On the security level, positive stock selection in financials, consumer staples and energy outweighed our weak performance within health care.

We added to the Portfolio's position in industrials throughout the period, due to the signs of strengthening activity in this area. We reduced its technology exposure, which reflected our view that the sector's earnings growth would slow absent a renewal of corporate spending. In both industrials and technology, we rotated into service-oriented companies where earnings growth is more consistent than companies with a more cyclical exposure. At the close of the period, the Portfolio held modest overweights in industrials, technology and energy and minor underweights in financials and basic materials. Overall, we continue to employ a concentrated, research-driven style focusing on the 60 to 80 companies in which we hold the highest fundamental conviction.

--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2004

                                                RUSSELL
                                                MIDCAP
                  CLASS A   CLASS C   CLASS D   GROWTH
TOTAL RETURN      SHARES    SHARES    SHARES     INDEX
-------------------------------------------------------
ONE YEAR           4.52%     4.24%     4.06%    11.40%
SINCE INCEPTION    0.82      0.64      0.50     (4.33)*
-------------------------------------------------------

*Since inception of Class A.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
------------------------------
ANDREW FLYNN
DEBORAH L. KOCH
------------------------------

FUND FACTS (AS OF 11/30/04)

TICKER SYMBOL            BMGRX

INCEPTION DATE
CLASS A SHARES        12/31/99
CLASS C SHARES          4/4/01
CLASS D SHARES         1/29/01

TOTAL NET ASSETS   $28,730,031

NET ASSET VALUE
CLASS A SHARES          $10.41
CLASS C SHARES           10.32
CLASS D SHARES           10.25

------------------------------

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line chart

CLASS A SHARES

                      Russell Midcap
              Fund     Growth Index
             ------   --------------
12/31/1999   10,000       10,000
             10,330        8,384
              8,960        6,789
              7,940        5,445
              9,960        7,222
11/30/2004   10,410        8,046

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell Midcap Growth Index is an unmanaged index that tracks the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Mid-sized company stocks are generally more volatile than large-company stocks.

EQUITY PORTFOLIOS 6 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
FOCUSED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
--------------------------------------------------------------------------------

Stocks performed well during the past year, as the strong underlying trends in U.S. economic growth and corporate profits helped support the market amid an environment of rising oil prices and political uncertainty. Reflecting nervousness among investors, the growth style underperformed value by a substantial margin.

For the 12-month period ended November 30, 2004, the Portfolio returned 3.92 percent, trailing the 5.83 percent return of the benchmark, the Russell 1000 Growth Index (which incorporates both growth stocks and value stocks). Our exposure to technology stocks such as Apple Computer (1.7 percent) and Symantec (2.0 percent) helped performance, while a position in American International Group (0.0 percent) was a significant detractor. An overweight in the industrial and basic materials sectors also detracted, as fears of an economic slowing in China and a deceleration of profit growth in the United States caused a sharp correction in these stocks during the first quarter. On the positive side, performance was helped by an overweight in energy, which was the top sector performer for the period on the strength of the soaring price of oil.

Our investment process incorporates both the top-down and bottom-up perspectives. This year, our top-down analysis had difficulty identifying sustainable trends. We often have had success spotting opportunities based on characteristics such as the size and quality of individual companies, but that was not the case this year. Instead, we relied more on stock selection. While our sector weights fluctuated during the year, this was largely due to the relative attractiveness of the underlying issues.

--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2004

                                             RUSSELL 1000
               CLASS A   CLASS C   CLASS D      GROWTH
TOTAL RETURN   SHARES    SHARES    SHARES       INDEX
---------------------------------------------------------
ONE YEAR        3.92%     3.62%     3.43%        5.83%
FIVE YEAR      (6.00)    (6.22)    (6.36)       (8.19)
TEN YEAR        8.91      8.69*     8.49*        9.35
---------------------------------------------------------

*Since inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

-------------------------------
PORTFOLIO MANAGER
-------------------------------
ROBERT N. STREED
-------------------------------

FUND FACTS (AS OF 11/30/04)

TICKER SYMBOL             BFGAX

INCEPTION DATE
CLASS A SHARES           7/1/93
CLASS C SHARES          6/14/96
CLASS D SHARES          12/8/94

TOTAL NET ASSETS   $200,732,250

NET ASSET VALUE
CLASS A SHARES           $11.67
CLASS C SHARES            11.45
CLASS D SHARES            11.15

-------------------------------

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line chart

CLASS A SHARES

                      Russell 1000
              Fund    Growth Index
             ------   ------------
  7/1/1993   10,000      10,000
             10,436      10,540
              9,796      10,820
             12,569      14,844
             14,810      18,276
             18,817      23,848
             23,345      33,077
             31,337      44,045
             31,704      34,168
             25,072      27,190
             20,223      21,062
             22,135      24,593
11/30/2004   23,002      26,024

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 1000 Growth Index is an unmanaged index that tracks the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
DIVERSIFIED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
--------------------------------------------------------------------------------

The U.S. stock market moved higher during the 12-month period ended November 30, 2004, albeit with a fair amount of volatility. The markets were buffeted by concerns over the ongoing war in Iraq, soaring commodity prices, rising interest rates, lackluster job growth and slowing consumer spending. The year also brought a contentious presidential election campaign, the resolution of which was welcomed by investors. The fact that the market was able to post a gain in the face of these concerns reflects the expectation that the economic expansion is likely to continue. While we anticipate that growth will be more modest in 2005 than it was in 2004, increased investment by corporations remains a potential positive catalyst for the market.

The Portfolio returned 7.47 percent for the 12 months ended November 30, 2004, underperforming the 12.86 percent total return of its benchmark, the S&P 500 Index. The bulk of the underperformance was due to our investments in technology-related stocks, as our expectation of increased consumer spending and investment by corporations proved to be incorrect. End demand for products and services was in fact worse than we expected, as was the pricing environment. This caused several of the Portfolio's investments within technology to perform poorly.

Overall, we continue to favor companies that can succeed in an environment of increasing corporate spending, higher commodity prices and stable consumer expenditures. The Portfolio remains well diversified, with significant investments in financial, technology, industrial and health care companies.

--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2004

               CLASS A   CLASS D   S&P 500
TOTAL RETURN    SHARES    SHARES    INDEX
------------------------------------------
ONE YEAR         7.47%     6.99%    12.86%
FIVE YEAR       (3.19)    (3.57)    (1.83)
TEN YEAR         9.76      9.35     11.87
------------------------------------------

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

------------------------------
PORTFOLIO MANAGERS
------------------------------
JOHN B. LEO
ROBERT MITCHELL
------------------------------

FUND FACTS (AS OF 11/30/04)

TICKER SYMBOL            BDVAX

INCEPTION DATE
CLASS A SHARES         1/11/93
CLASS D SHARES         9/14/94

TOTAL NET ASSETS   $45,490,601

NET ASSET VALUE
CLASS A SHARES     $      7.58
CLASS D SHARES            7.27
------------------------------

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line Chart

CLASS A SHARES

              Fund    S&P 500
             ------   -------
 1/11/1993   10,000    10,000
             10,743    10,874
              9,989    10,988
             12,444    15,046
             15,031    19,235
             19,095    24,718
             23,922    30,572
             29,820    36,959
             29,679    35,398
             24,777    31,075
             20,412    25,938
             23,592    29,875
11/30/2004   25,353    33,686

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EQUITY PORTFOLIOS 8 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
--------------------------------------------------------------------------------

Large-capitalization stocks, as represented by the Portfolio's benchmark, the S&P 500 Index, returned 12.86 percent during the 12-month period ended November 30, 2004. Large-capitalization stocks underperformed mid-cap stocks, as measured by the 13.70 percent return of the S&P Midcap 400 Index; as well as small-capitalization stocks, as measured by the 17.26 percent return of the Russell 2000 Index.

The 12.66 percent return of the Portfolio closely tracked the return of the S&P 500 Index, with differences in returns driven by expenses and transaction costs. Financials and information technology constituted the Portfolio's largest sector positions at 20.50 percent and 16.30 percent, respectively, as of November 30, 2004. Energy was the best performing sector in the Index, with a return of 52.80 percent, as the sharp gain in the price of crude oil caused profits for companies in the sector to come in well ahead of expectations. Health care was the worst performing sector--returning 1.90 percent--due largely to weakness among large-cap pharmaceuticals.

There were 15 additions and 15 deletions to the Index during the reporting period, and these changes were incorporated into the Portfolio to maintain proper tracking. The regular quarterly share rebalances occurred in December, March, June and September, and these changes were incorporated into the Portfolio. Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2004

               CLASS A   CLASS C   CLASS D   S&P 500
TOTAL RETURN    SHARES    SHARES    SHARES    INDEX
----------------------------------------------------
ONE YEAR        12.66%    12.36%    12.16%    12.86%
FIVE YEAR       (2.03)    (2.26)    (2.38)    (1.83)
TEN YEAR        11.58     11.35*    11.20     11.87
----------------------------------------------------

*Since inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

-------------------------------

FUND FACTS (AS OF 11/30/04)

TICKER SYMBOL             BEIAX

INCEPTION DATE
CLASS A SHARES          1/11/93
CLASS C SHARES          9/28/95
CLASS D SHARES          9/14/94

TOTAL NET ASSETS   $744,606,150

NET ASSET VALUE
CLASS A SHARES           $15.11
CLASS C SHARES            15.05
CLASS D SHARES            15.02
-------------------------------

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line Chart

CLASS A SHARES

              Fund    S&P 500
             ------   -------
 1/11/1993   10,000    10,000
             11,008    10,874
             11,102    10,988
             15,171    15,046
             19,347    19,235
             24,753    24,718
             30,533    30,572
             36,802    36,959
             35,121    35,398
             30,841    31,075
             25,692    25,938
             29,490    29,875
11/30/2004   33,222    33,686

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
BALANCED PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
--------------------------------------------------------------------------------

The 12-month period ended November 30, 2004 was a challenging but ultimately rewarding one for investors. Both the stock and bond markets were volatile during the period, prompted by domestic and geopolitical concerns. These concerns included the ongoing conflict in Iraq, rising energy prices, the possibility of a change in presidential leadership and policy, lackluster employment reports and slowing growth in consumer spending, and lower than expected demand within the technology industry. By the end of the period, however, both the stock and bond markets were able to post gains, and the Portfolio returned 5.14 percent, compared with the 8.42 percent return of the Composite Index.

In terms of stock selection, our emphasis on opportunities in the industrial and energy sectors helped performance. Individual stock selection in the health care and consumer sectors also had a positive impact. However, our investments in the technology sector did not perform well and were a significant cause of the Portfolio's underperformance. We continue to favor companies that can succeed in an environment of increasing corporate spending, higher commodity prices and stable consumer expenditures. The Portfolio remains well diversified, with significant investments in the financials, technology, industrials and health care sectors.

Within bond investments, performance was driven by our cautious duration stance, careful yield curve positioning and consistent overweight to "spread product. "Overall, corporate and agency bonds turned in solid performance, reflecting additional improvements in most issuers' financial health, as well as strong domestic and international demand for securities yielding in excess of Treasuries. Overall, the Portfolio remains well diversified in a broad selection of stocks and investment-grade bonds.

--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2004

               CLASS A   CLASS C   CLASS D   COMPOSITE
TOTAL RETURN    SHARES    SHARES    SHARES     INDEX
------------------------------------------------------
ONE YEAR        5.14%     4.90%     4.79%      8.42%
FIVE YEAR       1.66      1.42      1.27       2.26
TEN YEAR        8.83      8.62*     8.47*      9.91
------------------------------------------------------

*Since inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

-------------------------------

PORTFOLIO MANAGERS
-------------------------------
ROBERT MITCHELL
COLIN A. ROBERTSON
-------------------------------

FUND FACTS (AS OF 11/30/04)

TICKER SYMBOL             BBALX

INCEPTION DATE
CLASS A SHARES           7/1/93
CLASS C SHARES         12/29/95
CLASS D SHARES          2/20/96

TOTAL NET ASSETS   $133,790,731

NET ASSET VALUE
CLASS A SHARES           $12.11
CLASS C SHARES            12.11
CLASS D SHARES            12.03
 ------------------------------

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                    [CHART]

                                   Line Chart

CLASS A SHARES
Balanced
                                                      Lehman
                                                  Int.Govt/Corp.
              Fund    Composite Index   S&P 500     Bond Index
             ------   ---------------   -------   --------------
  7/1/1993   10,000        10,000        10,000       10,000
             10,309        10,290        10,370       10,196
              9,817        10,305        10,478       10,009
             11,804        12,982        14,348       11,465
             13,469        15,262        18,343       12,132
             15,797        18,054        23,571       12,899
             18,473        21,175        29,154       14,043
             21,079        23,713        35,245       14,200
             21,918        24,024        33,755       15,304
             21,017        23,554        29,633       17,077
             19,491        22,057        25,938       14,431
             21,770        24,441        28,487       19,281
11/30/2004   22,888        26,501        32,123       19,903

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Composite Index for the Balanced Portfolio consists of 55 percent S&P 500, 40 percent Lehman Brothers Intermediate Government/Corporate Bond Index, and 5 percent 91-day Treasury bills.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EQUITY PORTFOLIOS 10 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----



                      THIS PAGE INTENTIONALLY LEFT BLANK

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                                   SMALL       SMALL
                                                                 INTERNATIONAL   INTERNATIONAL    COMPANY     COMPANY
Amounts in thousands,                                                GROWTH       EQUITY INDEX     GROWTH      INDEX
except per share data                                              PORTFOLIO       PORTFOLIO     PORTFOLIO   PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                                $163,860       $ 72,324      $ 12,994    $ 85,503
Investments, at fair value /(1)/                                    $190,186       $ 94,088      $ 14,726    $108,874
Cash                                                                       1              1             1          53
Foreign currencies, at fair value (cost: $5,960, $2,357)               6,030          2,511            --          --
Interest income receivable                                                 2              3            --           5
Dividend income receivable                                               186            143             1          53
Receivable for foreign tax withheld                                      120             65            --          --
Receivable for securities sold                                            --            267            95         151
Receivable for variation margin on futures contracts                      --              8            --           5
Receivable for fund shares sold                                           73            171            --          16
Receivable from affiliated administrator                                   9              8            15          --
Unrealized gain on forward foreign currency exchange contracts            --             75            --          --
Prepaid and other assets                                                   2              2             2           2
Total Assets                                                         196,609         97,342        14,840     109,159
----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Unrealized loss on forward foreign currency exchange contracts             1             --            --          --
Payable upon return of securities loaned                              31,198         16,492         3,532      30,658
Payable for securities purchased                                       1,246          1,663            --          60
Payable for when-issued securities                                        --             --            --          --
Payable for variation margin on futures contracts                         --             28            --          --
Payable for fund shares redeemed                                         986             11           475         563
Payable to affiliates:
   Investment advisory fees                                              104             16             7          12
   Co-administration fees                                                 20             10             1           6
   Custody and accounting fees                                            14              8             3           7
   Transfer agent fees                                                     1              1            --           1
Accrued registration fees and other liabilities                           17              9            11          32
Total Liabilities                                                     33,587         18,238         4,029      31,339
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                          $163,022       $ 79,104      $ 10,811    $ 77,820
----------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                                       $178,255       $ 75,144      $ 30,537    $102,961
Undistributed net investment income                                    1,092          1,047            --         683
Accumulated undistributed net realized gain (loss)                   (42,736)       (19,123)      (21,458)    (49,308)
Net unrealized appreciation                                           26,411         22,036         1,732      23,484
Net Assets                                                          $163,022       $ 79,104      $ 10,811    $ 77,820
----------------------------------------------------------------------------------------------------------------------
Net Assets:
   Class A                                                          $162,643       $ 78,968      $ 10,785    $ 77,506
   Class C                                                                --             --            --          --
   Class D                                                               379            136            26         314

Total Shares Outstanding (no par value), Unlimited Shares
   Authorized:
   Class A                                                            17,235          6,921         1,324       5,505
   Class C                                                                --             --            --          --
   Class D                                                                40             12             3          23

Net Asset Value, Redemption and Offering Price Per Share:
   Class A                                                          $   9.44       $  11.41      $   8.15    $  14.08
   Class C                                                                --             --            --          --
   Class D                                                              9.43          11.12          8.06       13.87
----------------------------------------------------------------------------------------------------------------------

/(1)/ Amounts include fair value of securities loaned of $29,484, $15,994, $3,439, $30,481, $7,422, $20,981, $4,539, $100,316 and $29,422,
     respectively.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 12 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

 MID CAP     FOCUSED    DIVERSIFIED     EQUITY
  GROWTH      GROWTH       GROWTH       INDEX      BALANCED
PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
-----------------------------------------------------------

$ 32,230     $188,635     $43,470      $678,914    $153,619
$ 36,071     $210,546     $48,334      $808,254    $162,210
      --            1           1             1         172
      --           --          --            --          --
       1            1          --             4         451
       7        1,135         224         3,514         378
      --           --          --            --          --
      --        1,955         134            --       1,070
      --           --          --            --          --
      --           21          --           528          14
       8            2           7            10          10
      --           --          --            --          --
       2            2           3             7           2
  36,089      213,663      48,703       812,318     164,307
-----------------------------------------------------------

      --           --          --            --          --
   7,234       10,768       3,010        66,308      27,421
      --           --          --           536       1,219
      --           --          --            --       1,558
      --           --          --            19          --
      91        1,979          60           611         231

      19          123          25            61          55
       2           16           4            61          11
       3            4           3             8           4
       1            3          --            10           2
       9           38         110            98          15
   7,359       12,931       3,212        67,712      30,516
-----------------------------------------------------------
$ 28,730     $200,732     $45,491      $744,606    $133,791
-----------------------------------------------------------

$ 35,694     $245,106     $40,952      $635,894    $124,407
      --        1,070         327           482          92
 (10,805)     (67,355)       (652)      (21,654)        701
   3,841       21,911       4,864       129,884       8,591
$ 28,730     $200,732     $45,491      $744,606    $133,791
-----------------------------------------------------------

$ 24,204     $183,444     $44,967      $693,670    $128,318
   4,083       15,926          --        38,536       4,987
     443        1,362         524        12,400         486

   2,326       15,725       5,934        45,898      10,595
     396        1,391          --         2,560         412
      43          122          72           825          40

$  10.41     $  11.67     $  7.58      $  15.11    $  12.11
   10.32        11.45          --         15.05       12.11
   10.25        11.15        7.27         15.02       12.03
-----------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                             SMALL       SMALL
                                                           INTERNATIONAL   INTERNATIONAL    COMPANY     COMPANY
                                                              GROWTH        EQUITY INDEX     GROWTH      INDEX
Amounts in thousands                                         PORTFOLIO       PORTFOLIO     PORTFOLIO   PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                             $ 2,919        $ 1,584         $   103     $   882
Interest income                                                  14             58               7          15
Net income from securities loaned                                36             21              14          45
   Total Investment Income                                    2,969/(1)/      1,663/(2)/       124         942
---------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                      1,347            239             203         221
Co-administration fees                                          225            102              21          74
Custody and accounting fees                                     170             97              44          72
Transfer agent fees                                              16              7               2           8
Registration fees                                                26             23              31          24
Printing fees                                                     9              9               9           9
Professional fees                                                 5              5               8           8
Shareholder servicing fees                                        1             --              --           1
Trustee fees and expenses                                         6              6               6           6
Other                                                            14             13              12          12
---------------------------------------------------------------------------------------------------------------
Total Expenses:                                               1,819            501             336         435
   Less voluntary waivers of
      investment advisory fees                                 (150)           (68)            (32)        (74)
   Less expenses reimbursed by
      administrator                                             (77)           (84)           (108)       (131)
   Less custodian credits                                        --             --              --          --
   Net Expenses                                               1,592            349             196         230
---------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                  1,377          1,314             (72)        712
---------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on:
   Investments                                               27,086            879           4,886       7,377
   Options                                                       --             --              --          --
   Futures contracts                                            336            360              --          70
   Foreign currency transactions                                265            415              --          --
Net change in unrealized appreciation (depreciation) on:
   Investments                                                  312         11,805          (5,930)      3,624
   Futures contracts                                             --            (36)             --          (8)
   Foreign currency transactions and forward foreign
      currency exchange contracts                                76            145              --          --
   Translation of other assets and liabilities
      denominated in foreign currencies                          (2)             4              --          --
   Net Gains (Losses) on Investments and Foreign             28,073         13,572          (1,044)     11,063
   Currency
---------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
   Operations                                               $29,450        $14,886         $(1,116)    $11,775
---------------------------------------------------------------------------------------------------------------

/(1)/ Net of $243 in non-reclaimable foreign withholding taxes.
/(2)/ Net of $132 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 14 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                     FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004
--------------------------------------------------------------------------------

 MID CAP     FOCUSED    DIVERSIFIED    EQUITY
 GROWTH      GROWTH       GROWTH        INDEX      BALANCED
PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
-----------------------------------------------------------

 $    90     $  2,821     $   730      $14,646     $ 1,387
       7          107           6           91       1,630
       6           14           2           46          16
     103        2,942         738       14,783       3,033
-----------------------------------------------------------

     247        1,806         391        1,454         814
      27          213          52          727         136
      34           46          31          116          44
       7           37           6          118          18
      31           24          24           27          24
       9            9           9           28           9
       5            5           5           16           5
       6           27           1           77           8
       6            6           6           17           6
      12           13          15           28          13
-----------------------------------------------------------
     384        2,186         540        2,608       1,077

     (28)        (212)        (52)        (727)       (136)

     (96)        (102)        (86)        (231)        (99)
      --           --          --           --          (1)
     260        1,872         402        1,650         841
-----------------------------------------------------------
    (157)       1,070         336       13,133       2,192
-----------------------------------------------------------

   2,579       19,172       6,357        4,953       5,632
      --           --          19           --          35
      --           --          --          999          --
      --           --          --           --          --

  (1,106)     (12,841)     (2,859)      67,204      (1,234)
      --           --          --          265          --

      --           --          --           --          --

      --           --          --           --          --
   1,473        6,331       3,517       73,421       4,433
-----------------------------------------------------------

 $ 1,316     $  7,401     $ 3,853      $86,554     $ 6,625
-----------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                          SMALL
                                                          INTERNATIONAL         INTERNATIONAL            COMPANY
                                                             GROWTH              EQUITY INDEX             GROWTH
                                                            PORTFOLIO             PORTFOLIO             PORTFOLIO
                                                       -------------------   -------------------   -------------------
Amounts in thousands                                     2004       2003       2004       2003       2004       2003
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                           $  1,377   $  1,118   $  1,314   $  1,519   $    (72)  $  (166)
Net realized gains (losses)                              27,687      5,910      1,654    (15,065)     4,886     2,999
Net change in unrealized appreciation (depreciation)        386     17,160     11,918     28,398     (5,930)    4,711
   Net Increase (Decrease) in Net Assets Resulting
      from Operations                                    29,450     24,188     14,886     14,852     (1,116)    7,544
----------------------------------------------------------------------------------------------------------------------
CLASS A SHARE TRANSACTIONS:
Proceeds from shares sold                                52,405     57,347     26,944     44,459      6,418     6,346
Reinvestment of dividends                                   541        602      1,696      1,000         --        --
Payments for shares redeemed                            (53,350)   (71,443)   (21,493)   (80,694)   (28,126)   (9,481)
   Net Increase (Decrease) in Net Assets
      Resulting from Class A Share Transactions            (404)   (13,494)     7,147    (35,235)   (21,708)   (3,135)
----------------------------------------------------------------------------------------------------------------------
CLASS C SHARE TRANSACTIONS:
Proceeds from shares sold                                    --         --         --         --         --        --
Reinvestment of dividends                                    --         --         --         --         --        --
Payments for shares redeemed                                 --         --         --         --         --        --
   Net Increase (Decrease) in Net Assets Resulting
      from Class C Share Transactions                        --         --         --         --         --        --
----------------------------------------------------------------------------------------------------------------------
CLASS D SHARE TRANSACTIONS:
Proceeds from shares sold                                   277         82         34         --          8        16
Reinvestment of dividends                                    --         --         --         --         --        --
Payments for shares redeemed                               (267)    (1,155)        (3)        --        (37)       (1)
   Net Increase (Decrease) in Net Assets Resulting
      from Class D Share Transactions                        10     (1,073)        31         --        (29)       15
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income                                 (973)      (998)    (2,281)    (1,301)        --        --
From net realized gains                                      --         --         --         --         --        --
   Total Distributions to Class A Shareholders             (973)      (998)    (2,281)    (1,301)        --        --
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income                                   --         --         --         --         --        --
From net realized gains                                      --         --         --         --         --        --
   Total Distributions to Class C Shareholders               --         --         --         --         --        --
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income                                   --         (2)        (3)        (1)        --        --
From net realized gains                                      --         --         --         --         --        --
   Total Distributions to Class D Shareholders               --         (2)        (3)        (1)        --        --
----------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                  28,083      8,621     19,780    (21,685)   (22,853)    4,424

NET ASSETS:
Beginning of year                                       134,939    126,318     59,324     81,009     33,664    29,240
End of year                                            $163,022   $134,939   $ 79,104   $ 59,324   $ 10,811   $33,664
----------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income                    $  1,092   $    423   $  1,047   $  1,501   $     --   $    --
----------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                     FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

        SMALL
       COMPANY               MID CAP              FOCUSED             DIVERSIFIED               EQUITY
        INDEX                 GROWTH              GROWTH                GROWTH                   INDEX                 BALANCED
      PORTFOLIO             PORTFOLIO            PORTFOLIO             PORTFOLIO               PORTFOLIO              PORTFOLIO
--------------------   ------------------   -------------------   -------------------   ---------------------   --------------------
  2004        2003       2004       2003      2004       2003       2004       2003        2004        2003       2004        2003
------------------------------------------------------------------------------------------------------------------------------------
$    712   $   1,091   $   (157)  $  (157)  $  1,070   $   (100)  $    336   $    313   $  13,133   $  10,969   $  2,192   $  1,638
   7,447     (24,242)     2,579     5,341     19,172      3,461      6,376     (2,457)      5,952     (23,521)     5,667       (533)
   3,616      41,082     (1,106)      836    (12,841)    17,825     (2,859)    10,150      67,469      93,565     (1,234)    10,887
  11,775      17,931      1,316     6,020      7,401     21,186      3,853      8,006      86,554      81,013      6,625     11,992
------------------------------------------------------------------------------------------------------------------------------------

  13,228      18,045      6,251     2,842     33,545     62,771      5,497     11,235     124,900     157,834     19,991     45,885
     729       1,375         --        --         --         --        249        237      11,188      24,624      1,881      1,651
 (21,604)   (126,857)   (10,740)   (7,073)   (66,953)   (74,112)   (23,870)   (25,849)   (149,267)   (392,761)   (27,555)   (16,526)
  (7,647)   (107,437)    (4,489)   (4,231)   (33,408    (11,341)   (18,124)   (14,377)    (13,179)   (210,303)    (5,683)    31,010
------------------------------------------------------------------------------------------------------------------------------------

      --          --      2,602     2,947      1,124      8,824         --         --      11,926       7,826      4,498        430
      --          --         --        --         --         --         --         --         542       1,486         66         12
      --          --     (1,849)   (1,397)    (1,910)    (1,639)        --         --      (5,012)    (31,710)      (853)      (269)
      --          --        753     1,550       (786)     7,185         --         --       7,456     (22,398)     3,711        173
------------------------------------------------------------------------------------------------------------------------------------

     141          14        293       149        501        841        119         87       6,788       2,715        203         54
       1          --         --        --         --         --          1          1         103         167          4          3
      (1)         (4)      (129)     (131)      (993)      (202)       (75)       (89)     (2,983)     (1,409)       (68)       (70)
     141          10        164        18       (492)       639         45         (1)      3,908       1,473        139        (13)
------------------------------------------------------------------------------------------------------------------------------------

    (983)     (1,620)        --        --         --         --       (310)      (367)    (12,098)    (12,133)    (2,034)    (1,657)
      --          --         --        --         --         --         --         --        (380)    (13,490)        --         --
    (983)     (1,620)        --        --         --         --       (310)      (367)    (12,478)    (25,623)    (2,034)    (1,657)
------------------------------------------------------------------------------------------------------------------------------------

      --          --         --        --         --         --         --         --        (526)       (662)       (66)       (11)
      --          --         --        --         --         --         --         --         (16)       (824)        --         --
      --          --         --        --         --         --         --         --        (542)     (1,486)       (66)       (11)
------------------------------------------------------------------------------------------------------------------------------------

      (1)         (1)        --        --         --         --         (1)        (1)       (166)        (97)        (6)        (4)
      --          --         --        --         --         --         --         --          (4)        (94)        --         --
      (1)         (1)        --        --         --         --         (1)        (1)       (170)       (191)        (6)        (4)
------------------------------------------------------------------------------------------------------------------------------------

   3,285     (91,117)    (2,256)    3,357    (27,285)    17,669    (14,537)    (6,740)     71,549    (177,515)     2,686     41,490

  74,535     165,652     30,986    27,629    228,017    210,348     60,028     66,768     673,057     850,572    131,105     89,615
$ 77,820   $  74,535   $ 28,730   $30,986   $200,732   $228,017   $ 45,491   $ 60,028   $ 744,606   $ 673,057   $133,791   $131,105
------------------------------------------------------------------------------------------------------------------------------------
$    683   $   1,504   $     --   $    --   $  1,070   $     --   $    327   $    314   $     482   $     206   $     92   $     39
------------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH PORTFOLIO                                                        CLASS A
                                                              ---------------------------------------------------------
Selected per share data                                         2004     2003/(4)/     2002        2001        2000
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                            $   7.78    $   6.33   $   7.23    $  11.22    $  14.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.08        0.07       0.07        0.09        0.04
Net realized and unrealized gains (losses)                        1.63        1.43      (0.93)      (2.31)      (0.44)
   Total Income (Loss) from Investment Operations                 1.71        1.50      (0.86)      (2.22)      (0.40)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                              (0.05)      (0.05)     (0.04)      (0.25)      (0.05)
   From net realized gains                                          --          --         --       (1.52)      (2.40)
      Total Distributions Paid                                   (0.05)      (0.05)     (0.04)      (1.77)      (2.45)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $   9.44    $   7.78   $   6.33    $   7.23    $  11.22
-----------------------------------------------------------------------------------------------------------------------
Total Return /(2)/                                               22.14%      24.05%    (12.01)%    (23.51)%     (4.26)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $162,643    $134,636   $124,966    $123,520    $151,426
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                    1.06%       1.06%      1.06%       1.06%       1.06%
   Expenses, before waivers and reimbursements                    1.21%       1.21%      1.24%       1.33%       1.33%
   Net investment income, net of waivers and reimbursements       0.92%       1.01%      0.87%       0.39%       0.56%
   Net investment income, before waivers and reimbursements       0.77%       0.86%      0.69%       0.12%       0.29%
Portfolio Turnover Rate                                          93.81%      87.13%    215.34%     237.21%     171.93%
-----------------------------------------------------------------------------------------------------------------------

                                                                               CLASS D
                                                              ------------------------------------------
Selected per share data                                        2004    2003/(4)/     2002     2001/(5)/
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $ 7.77     $ 6.30    $  7.22     $  8.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.07       0.01       0.05          --
Net realized and unrealized gains (losses)                      1.60       1.47      (0.94)      (0.78)
   Total Income (Loss) from Investment Operations               1.67       1.48      (0.89)      (0.78)
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                            (0.01)     (0.01)     (0.03)         --
      Total Distributions Paid                                 (0.01)     (0.01)     (0.03)         --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $ 9.43     $ 7.77    $  6.30     $  7.22
--------------------------------------------------------------------------------------------------------
Total Return /(2)/                                             21.48%     23.54%    (12.39)%     (9.75)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                       $  379     $  303    $ 1,352     $ 1,817
Ratio to average net assets of: /(3)/
   Expenses, net of waivers and reimbursements                  1.45%      1.45%      1.45%       1.45%
   Expenses, before waivers and reimbursements                  1.60%      1.60%      1.63%       1.72%
   Net investment income, net of waivers and reimbursements     0.53%      0.62%      0.48%       0.00%
   Net investment income (loss), before waivers and
      reimbursements                                            0.38%      0.47%      0.30%      (0.27)%
Portfolio Turnover Rate                                        93.81%     87.13%    215.34%     237.21%
--------------------------------------------------------------------------------------------------------

/(1)/ Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
/(2)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
/(3)/ Annualized for periods less than one year.
/(4)/ Financial highlights for the year ended were calculated using the average shares outstanding method.
/(5)/ Shares were reintroduced on June 15, 2001.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 18 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY INDEX PORTFOLIO                                                    CLASS A
                                                              ----------------------------------------------------------------
Selected per share data                                       2004 /(3)/     2003    2002 /(3)/     2001           2000
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $  9.48     $  7.77    $  9.00     $ 11.40        $ 13.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.28        0.24       0.13        0.12           0.14
Net realized and unrealized gains (losses)                        2.01        1.60      (1.26)      (2.24)         (1.36)
   Total Income (Loss) from Investment Operations                 2.29        1.84      (1.13)      (2.12)         (1.22)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                              (0.36)      (0.13)     (0.08)      (0.13)         (0.11)
   From net realized gains                                          --          --      (0.02)      (0.15)         (0.77)
      Total Distributions Paid                                   (0.36)      (0.13)     (0.10)      (0.28)         (0.88)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $ 11.41     $  9.48    $  7.77     $  9.00        $ 11.40
------------------------------------------------------------------------------------------------------------------------------
Total Return /(2)/                                               24.96%      24.22%    (12.71)%    (19.10)%        (9.87)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $78,968     $59,240    $80,939     $89,005        $87,563
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                    0.51%       0.51%      0.51%       0.55%/(4)/     0.52%/(4)/
   Expenses, before waivers and reimbursements                    0.73%       0.70%      0.74%       0.94%          0.89%
   Net investment income, net of waivers and reimbursements       1.92%       2.14%      1.57%       1.16%          1.15%
   Net investment income, before waivers and reimbursements       1.70%       1.95%      1.34%       0.77%          0.78%
Portfolio Turnover Rate                                           9.80%      54.71%     32.10%      24.92%         41.65%
------------------------------------------------------------------------------------------------------------------------------

                                                                                        CLASS D
                                                              ----------------------------------------------------------------
Selected per share data                                       2004 /(3)/     2003    2002 /(3)/     2001           2000
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                              $ 9.26     $ 7.66     $  8.80     $ 11.23        $ 13.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.24       0.12        0.06        0.07           0.09
Net realized and unrealized gains (losses)                        1.95       1.60       (1.14)      (2.27)         (1.43)
   Total Income (Loss) from Investment Operations                 2.19       1.72       (1.08)      (2.20)         (1.34)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                              (0.33)     (0.12)      (0.04)      (0.08)         (0.06)
   From net realized gains                                          --         --       (0.02)      (0.15)         (0.77)
      Total Distributions Paid                                   (0.33)     (0.12)      (0.06)      (0.23)         (0.83)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $11.12     $ 9.26     $  7.66     $  8.80        $ 11.23
------------------------------------------------------------------------------------------------------------------------------
Total Return /(2)/                                               24.38%     22.98%     (12.37)%    (20.01)%       (10.83)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                           $  136     $   84     $    70     $    10        $    13
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                    0.90%      0.90%       0.90%       0.94%/(4)/     0.91%/(4)/
   Expenses, before waivers and reimbursements                    1.12%      1.09%       1.13%       1.33%          1.28%
   Net investment income, net of waivers and reimbursements       1.53%      1.75%       1.18%       0.77%          0.76%
   Net investment income, before waivers and reimbursements       1.31%      1.56%       0.95%       0.38%          0.39%
Portfolio Turnover Rate                                           9.80%     54.71%      32.10%      24.92%         41.65%
------------------------------------------------------------------------------------------------------------------------------

/(1)/ Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
/(2)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
/(3)/ Financial highlights for the years ended were calculated using the average shares outstanding method.
/(4)/ Expense ratios, net of waivers and reimbursements, for the years would have been 0.51% and 0.90% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

SMALL COMPANY GROWTH PORTFOLIO                                                              CLASS A
                                                            ------------------------------------------------------------------
Selected per share data                                     2004 /(3)/       2003     2002 /(3)(5)/      2001       2000 /(7)/
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $  8.17        $  6.19      $  7.51      $  9.42        $ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  (0.05)         (0.05)       (0.04)       (0.03)          0.01
Net realized and unrealized gains (losses)                     0.03           2.03        (1.28)       (1.88)         (0.59)
   Total Income (Loss) from Investment Operations             (0.02)          1.98        (1.32)       (1.91)         (0.58)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    --             --           --           --             --
      Total Distributions Paid                                   --             --           --           --             --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $  8.15        $  8.17      $  6.19      $  7.51        $  9.42
------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                            (0.25)%        31.99%      (17.57)%     (20.28)%        (5.80)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                     $10,785        $33,608      $29,211      $35,253        $38,197
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements                 0.92%/(4)/     0.91%        0.91%        0.92%/(4)/     0.91%
   Expenses, before waivers and reimbursements                 1.57%          1.35%        1.33%        1.63%          1.98%
   Net investment loss, net of waivers and reimbursements     (0.34)%        (0.61)%      (0.66)%      (0.44)%        (0.15)%
   Net investment loss, before waivers and reimbursements     (0.99)%        (1.05)%      (1.08)%      (1.15)%        (1.22)%
Portfolio Turnover Rate                                      286.92%        263.21%      306.37%      499.84%        375.29%
------------------------------------------------------------------------------------------------------------------------------

                                                                              CLASS D
                                                            ---------------------------------------
Selected per share data                                     2004 /(3)/       2003     2002 /(3)(6)/
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $  8.11        $  6.17      $  7.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                           (0.07)         (0.07)       (0.07)
Net realized and unrealized gains (losses)                     0.02           2.01        (0.99)
   Total Income (Loss) from Investment Operations             (0.05)          1.94        (1.06)
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    --             --           --
      Total Distributions Paid                                   --             --           --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $  8.06        $  8.11      $  6.17
---------------------------------------------------------------------------------------------------
Total Return /(1)/                                            (0.62)%        31.44%      (14.66)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                     $    26        $    56      $    29
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements                 1.31%/(4)/     1.30%        1.30%
   Expenses, before waivers and reimbursements                 1.96%          1.74%        1.72%
   Net investment loss, net of waivers and reimbursements     (0.73)%        (1.00)%      (1.05)%
   Net investment loss, before waivers and reimbursements     (1.38)%        (1.44)%      (1.47)%
Portfolio Turnover Rate                                      286.92%        263.21%      306.37%
---------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
/(2)/ Annualized for periods less than one year.
/(3)/ Financial highlights for the periods ended were calculated using the average shares outstanding method.
/(4)/ Expense ratios, net of waivers and reimbursements, for the year would have been 0.91% and 1.30% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
/(5)/ Distributions from net investment income were less than $0.01 per share. /(6)/ For the period June 13, 2002 (commencement of operations) through November
     30, 2002.
/(7)/ For the period December 1, 1999 (commencement of operations) through
     November 30, 2000.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 20 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                                CLASS A
SMALL COMPANY INDEX PORTFOLIO                       -------------------------------------------------------------
Selected per share data                             2004 /(2)/   2003 /(2)/   2002 /(2)/      2001         2000
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $ 12.17      $  9.04     $  10.23      $  11.38    $  13.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                   0.12         0.10         0.10          0.12        0.14
Net realized and unrealized gains (losses)              1.95         3.12        (1.18)         0.40       (0.23)
   Total Income (Loss) from Investment Operations       2.07         3.22        (1.08)         0.52       (0.09)
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                          (0.16)       (0.09)       (0.11)        (0.14)      (0.13)
   From net realized gains                                --           --           --         (1.53)      (1.54)
      Total Distributions Paid                         (0.16)       (0.09)       (0.11)        (1.67)      (1.67)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $ 14.08      $ 12.17     $   9.04      $  10.23    $  11.38
-----------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                     17.23%       36.11%      (10.71)%        4.76%      (1.12)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                $77,506      $74,400     $165,559      $317,330    $243,169
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements          0.31%        0.31%        0.31%         0.31%       0.31%
   Expenses, before waivers and reimbursements          0.59%        0.64%        0.59%         0.63%       0.66%
   Net investment income, net of waivers and
      reimbursements                                    0.96%        1.12%        1.07%         1.30%       1.19%
   Net investment income, before waivers and
      reimbursements                                    0.68%        0.79%        0.79%         0.98%       0.84%
Portfolio Turnover Rate                                23.36%       24.61%       30.29%        39.63%      62.38%
-----------------------------------------------------------------------------------------------------------------

                                                                                CLASS D
                                                    --------------------------------------------------------------
Selected per share data                             2004 /(2)/   2003 /(2)/   2002 /(2)/   2001 /(2)/   2000 /(2)/
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $ 11.98      $  8.92     $  10.07      $  11.20    $  13.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                   0.07         0.06         0.05          0.22        0.08
Net realized and unrealized gains (losses)              1.95         3.07        (1.13)         0.23       (0.24)
   Total Income (Loss) from Investment Operations       2.02         3.13        (1.08)         0.45       (0.16)
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                          (0.13)       (0.07)       (0.07)        (0.05)      (0.11)
   From net realized gains                                --           --           --         (1.53)      (1.54)
      Total Distributions Paid                         (0.13)       (0.07)       (0.07)        (1.58)      (1.65)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $ 13.87      $ 11.98     $   8.92      $  10.07    $  11.20
------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                     17.00%       35.40%      (10.87)%        4.18%      (1.76)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                $   314      $   135     $     93      $     62    $    103
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements          0.70%        0.70%        0.70%         0.70%       0.70%
   Expenses, before waivers and reimbursements          0.98%        1.03%        0.98%         1.02%       1.05%
   Net investment income, net of waivers and
      reimbursements                                    0.57%        0.73%        0.68%         0.91%       0.80%
   Net investment income, before waivers and
      reimbursements                                    0.29%        0.40%        0.40%         0.59%       0.45%
Portfolio Turnover Rate                                23.36%       24.61%       30.29%        39.63%      62.38%
------------------------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                CLASS A
MID CAP GROWTH PORTFOLIO                            ---------------------------------------------------------------------
Selected per share data                             2004 /(3)/   2003 /(3)/   2002 /(3)/          2001      2000 /(6)/
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $  9.96     $   7.94     $  8.96        $ 10.33        $ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                    (0.05)       (0.05)      (0.05)         (0.04)         (0.01)
Net realized and unrealized gains (losses)              0.50         2.07       (0.97)         (1.33)          0.34
   Total Income (Loss) from Investment Operations       0.45         2.02       (1.02)         (1.37)          0.33
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $ 10.41     $   9.96     $  7.94        $  8.96        $ 10.33
-------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                      4.52%       25.44%     (11.38)%       (13.26)%         3.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period              $24,204     $ 27,536     $26,288        $34,083        $37,096
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements          0.91%        0.91%       0.93%/(4)/     0.94%/(4)/     0.93%/(4)/
   Expenses, before waivers and reimbursements          1.36%        1.30%       1.29%          1.59%          2.08%
   Net investment loss, net of waivers and
      reimbursements                                   (0.54)%      (0.57)%     (0.54)%        (0.49)%        (0.26)%
   Net investment loss, before waivers and
      reimbursements                                   (0.99)%      (0.96)%     (0.90)%        (1.14)%        (1.41)%
Portfolio Turnover Rate                               150.69%      236.64%     153.80%        220.85%        208.25%
-------------------------------------------------------------------------------------------------------------------------

                                                                         CLASS C
                                                    ------------------------------------------------------
Selected per share data                             2004 /(3)/   2003 /(3)/    2002 /(3)/    2001 /(5)/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $  9.90     $   7.90     $  8.94        $  8.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                    (0.08)       (0.07)      (0.07)         (0.02)
Net realized and unrealized gains (losses)              0.50         2.07       (0.97)          0.37
   Total Income (Loss) from Investment Operations       0.42         2.00       (1.04)          0.35
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $ 10.32     $   9.90     $  7.90        $  8.94
----------------------------------------------------------------------------------------------------------
Total Return /(1)/                                      4.24%       25.32%     (11.63)%         4.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period              $ 4,083     $  3,186     $ 1,146        $   946
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements          1.15%        1.15%       1.17%/(4)/     1.18%/(4)/
   Expenses, before waivers and reimbursements          1.60%        1.54%       1.53%          1.83%
   Net investment loss, net of waivers and
      reimbursements                                   (0.78)%      (0.81)%     (0.78)%        (0.73)%
   Net investment loss, before waivers and
      reimbursements                                   (1.23)%      (1.20)%     (1.14)%        (1.38)%
Portfolio Turnover Rate                               150.69%      236.64%     153.80%        220.85%
----------------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
/(2)/ Annualized for periods less than one year.
/(3)/ Financial highlights for the years ended were calculated using the average shares outstanding method.
/(4)/ Expense ratios, net of waivers and reimbursements, for the periods would have been 0.91% and 1.15% for Class A and Class C, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.
/(5)/ For the period April 4, 2001 (commencement of operations) through November
     30, 2001.
/(6)/ For the period commencing after the close of business December 31, 1999 through November 30, 2000.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 22 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                         CLASS D
MID CAP GROWTH PORTFOLIO                            ------------------------------------------------------
Selected per share data                             2004 /(3)/   2003 /(3)/    2002 /(3)/      2001 /(5)/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $  9.85      $  7.88     $  8.93        $ 11.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                    (0.09)       (0.08)      (0.08)         (0.07)
Net realized and unrealized gains (losses)              0.49         2.05       (0.97)         (2.06)
   Total Income (Loss) from Investment Operations       0.40         1.97       (1.05)         (2.13)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $ 10.25      $  9.85     $  7.88        $  8.93
----------------------------------------------------------------------------------------------------------
Total Return /(1)/                                      4.06%       25.00%     (11.76)%       (19.26)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period              $   443      $   264     $   195        $   136
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements          1.30%        1.30%       1.32%/(4)/     1.33%/(6)/
   Expenses, before waivers and reimbursements          1.75%        1.69%       1.68%          1.98%
   Net investment loss, net of waivers and             (0.93)%      (0.96)%     (0.93)%        (0.88)%
      reimbursements
   Net investment loss, before waivers and             (1.38)%      (1.35)%     (1.29)%        (1.53)%
      reimbursements
Portfolio Turnover Rate                               150.69%      236.64%     153.80%        220.85%
----------------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
/(2)/ Annualized for periods less than one year.
/(3)/ Financial highlights for the years ended were calculated using the average shares outstanding method.
/(4)/ Expense ratios, net of waivers and reimbursements, for the year would have been 1.30% for Class D, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
/(5)/ For the period January 29, 2001 (commencement of operations) through
     November 30, 2001.
/(6)/ Expense ratios, net of waivers and reimbursements, for the period would have been 1.32% for Class D, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 23 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

FOCUSED GROWTH PORTFOLIO                                                      CLASS A
                                                   ---------------------------------------------------------------
Selected per share data                              2004     2003 /(2)/    2002 /(2)/     2001      2000 /(2)/
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                 $  11.23    $  10.26      $  12.72    $  17.68     $  20.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.06          --         (0.02)       0.02        (0.09)
Net realized and unrealized gains (losses)             0.38        0.97         (2.44)      (3.33)        0.44
   Total Income (Loss) from Investment
      Operations                                       0.44        0.97         (2.46)      (3.31)        0.35
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net realized gains                               --          --            --       (1.65)       (3.08)
      Total Distributions Paid                           --          --            --       (1.65)       (3.08)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $  11.67    $  11.23      $  10.26    $  12.72     $  17.68
------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                     3.92%       9.45%       (19.34)%    (20.92)%       1.17%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year              $183,444    $210,064      $202,117    $247,114     $226,975
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements         0.86%       0.86%         0.88%       0.91%        0.92%(3)
   Expenses, before waivers and reimbursements         1.01%       1.00%         1.09%       1.27%        1.27%
   Net investment income (loss), net of waivers
      and reimbursements                               0.52%      (0.03)%       (0.17)%     (0.07)%      (0.49)%
   Net investment income (loss), before waivers
      and reimbursements                               0.37%      (0.17)%       (0.38)%     (0.43)%      (0.84)%
Portfolio Turnover Rate                              189.01%     202.69%       148.40%     122.09%      129.05%
------------------------------------------------------------------------------------------------------------------

                                                                             CLASS C
                                                    ------------------------------------------------------------
Selected per share data                              2004     2003 /(2)/   2002 /(2)/     2001     2000 /(2)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $ 11.05     $ 10.12      $ 12.57     $ 17.53     $ 20.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.03          --        (0.05)      (0.02)      (0.14)
Net realized and unrealized gains (losses)             0.37        0.93        (2.40)      (3.29)       0.45
   Total Income (Loss) from Investment
      Operations                                       0.40        0.93        (2.45)      (3.31)       0.31
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net realized gains                               --          --           --       (1.65)      (3.08)
      Total Distributions Paid                           --          --           --       (1.65)      (3.08)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $ 11.45     $ 11.05      $ 10.12     $ 12.57     $ 17.53
----------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                     3.62%       9.30%      (19.57)%    (21.11)%      0.94%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $15,926     $16,153      $ 7,247     $ 9,030     $11,442
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements         1.10%       1.10%        1.12%       1.15%       1.16%(3)
   Expenses, before waivers and reimbursements         1.25%       1.24%        1.33%       1.51%       1.51%
   Net investment income (loss), net of waivers
      and reimbursements                               0.28%      (0.27)%      (0.41)%     (0.31)%     (0.73)%
   Net investment income (loss), before waivers
      and reimbursements                               0.13%      (0.41)%      (0.62)%     (0.67)%     (1.08)%
Portfolio Turnover Rate                              189.01%     202.69%      148.40%     122.09%     129.05%
----------------------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.
/(3)/ Expense ratios, net of waivers and reimbursements, for the year would have been 0.91% and 1.15% for Class A and Class C, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 24 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

FOCUSED GROWTH PORTFOLIO                                                    CLASS D
                                                  -------------------------------------------------------------
Selected per share data                             2004     2003 /(2)/   2002 /(2)/     2001     2000 /(2)/
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $ 10.78      $  9.89      $ 12.30    $ 17.20      $ 20.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.01        (0.01)       (0.06)      0.06        (0.18)
Net realized and unrealized gains (losses)           0.36         0.90        (2.35)     (3.31)        0.46
   Total Income (Loss) from Investment
      Operations                                     0.37         0.89        (2.41)     (3.25)        0.28
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net realized gains                             --           --           --      (1.65)       (3.08)
   Total Distributions Paid                            --           --           --      (1.65)       (3.08)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $ 11.15      $ 10.78      $  9.89    $ 12.30      $ 17.20
---------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                   3.43%        9.11%      (19.67)%   (21.18)%       0.78%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year             $ 1,362      $ 1,800      $   984    $   597      $   643
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements       1.25%        1.25%        1.27%      1.30%        1.31%(3)
   Expenses, before waivers and reimbursements       1.40%        1.39%        1.48%      1.66%        1.66%
   Net investment income (loss), net of waivers
      and reimbursements                             0.13%       (0.42)%      (0.56)%    (0.46)%      (0.88)%
   Net investment loss, before waivers and          (0.02)%      (0.56)%      (0.77)%    (0.82)%      (1.23)%
      reimbursements
Portfolio Turnover Rate                            189.01%      202.69%      148.40%    122.09%      129.05%
---------------------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.
/(3)/ Expense ratios, net of waivers and reimbursements, for the year would have been 1.30% for Class D, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 25 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS A
DIVERSIFIED GROWTH PORTFOLIO                          ------------------------------------------------------------------
Selected per share data                                 2004           2003      2002           2001        2000
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                    $  7.09        $  6.17   $  7.52        $  15.36    $  19.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                    0.06           0.04      0.04            0.03        0.01
Net realized and unrealized gains (losses)               0.47           0.91     (1.36)          (1.52)       0.08
   Total Income (Loss) from Investment Operations        0.53           0.95     (1.32)          (1.49)       0.09
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                           (0.04)         (0.03)    (0.03)          (0.01)      (0.07)
   From net realized gains                                 --             --        --           (6.34)      (4.45)
      Total Distributions Paid                          (0.04)         (0.03)    (0.03)          (6.35)      (4.52)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $  7.58        $  7.09   $  6.17        $   7.52    $  15.36
------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                       7.47%         15.58%   (17.62)%        (16.52)%     (0.47)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                 $44,967        $59,580   $66,371        $102,133    $111,612
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements           0.77%/(2)/     0.76%     0.73%/(3)/      0.66%       0.69%/(5)/
   Expenses, before waivers and reimbursements           1.03%          0.97%     0.97%           1.00%       1.01%
   Net investment income, net of waivers and
      reimbursements                                     0.64%          0.53%     0.49%           0.41%       0.06%
   Net investment income (loss), before waivers and
      reimbursements                                     0.38%          0.32%     0.25%           0.07%      (0.26)%
Portfolio Turnover Rate                                102.83%        104.96%    55.31%          55.76%      63.39%
------------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS D
                                                      ---------------------------------------------------------------
Selected per share data                                 2004           2003    2002 /(4)/       2001     2000 /(6)/
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                    $  6.81        $  5.93   $  7.23        $ 15.02    $19.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.04             --      0.03           0.12     (0.05)
Net realized and unrealized gains (losses)               0.43           0.89     (1.33)         (1.57)     0.07
   Total Income (Loss) from Investment Operations        0.47           0.89     (1.30)         (1.45)     0.02
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                           (0.01)         (0.01)       --             --     (0.04)
   From net realized gains                                 --             --        --          (6.34)    (4.45)
      Total Distributions Paid                          (0.01)         (0.01)       --          (6.34)    (4.49)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $  7.27        $  6.81   $  5.93        $  7.23    $15.02
---------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                       6.99%         15.07%   (17.98)%       (16.69)%   (0.88)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                 $   524        $   448   $   397        $   442    $  515
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements           1.16%/(2)/     1.15%     1.12%/(3)/     1.05%     1.08%/(5)/
   Expenses, before waivers and reimbursements           1.42%          1.36%     1.36%          1.39%     1.40%
   Net investment income (loss), net of waivers and
      reimbursements                                     0.25%          0.14%     0.10%          0.02%    (0.33)%
   Net investment loss, before waivers and
      reimbursements                                    (0.01)%        (0.07)%   (0.14)%        (0.32)%   (0.65)%
Portfolio Turnover Rate                                102.83%        104.96%    55.31%         55.76%    63.39%
---------------------------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
/(2)/ Expense ratios, net of waivers and reimbursements, for the year would have been 0.76% and 1.15% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.
/(3)/ Expense ratios, net of waivers and reimbursements, for the year would have been 0.72% and 1.11% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
/(4)/ Distributions from net investment income were less than $0.01 per share. /(5)/ Expense ratios, net of waivers and reimbursements, for the year would have been 0.66% and 1.05% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.
/(6)/ Financial highlights for the year ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 26 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                                       CLASS A
EQUITY INDEX PORTFOLIO                                        ------------------------------------------------------------
Selected per share data                                       2004 /(2)/   2003 /(2)/     2002        2001        2000
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                            $  13.66      $  12.36    $  15.57    $  21.58    $  25.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.26          0.19        0.18        0.20        0.27
Net realized and unrealized gains (losses)                        1.46          1.57       (2.68)      (2.39)      (1.25)
   Total Income (Loss) from Investment Operations                 1.72          1.76       (2.50)      (2.19)      (0.98)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    (0.26)        (0.24)      (0.19)      (0.20)      (0.23)
   From net realized gains                                       (0.01)        (0.22)      (0.52)      (3.62)      (2.55)
      Total Distributions Paid                                   (0.27)        (0.46)      (0.71)      (3.82)      (2.78)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $  15.11      $  13.66    $  12.36    $  15.57    $  21.58
--------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                               12.66%        14.78%     (16.69)%    (12.19)%     (4.57)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $693,670      $637,603    $797,850    $905,174    $999,478
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                    0.21%         0.21%       0.21%       0.21%       0.21%
   Expenses, before waivers and reimbursements                    0.34%         0.35%       0.37%       0.45%       0.45%
   Net investment income, net of waivers and reimbursements       1.82%         1.59%       1.34%       1.19%       1.10%
   Net investment income, before waivers and reimbursements       1.69%         1.45%       1.18%       0.95%       0.86%
Portfolio Turnover Rate                                          11.93%        16.04%      26.53%      14.30%       8.49%
--------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS C
                                                              ---------------------------------------------------------
Selected per share data                                       2004 /(2)/   2003 /(2)/     2002       2001       2000
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $ 13.60      $ 12.31     $ 15.51    $ 21.52    $ 25.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.24         0.16        0.14       0.17       0.21
Net realized and unrealized gains (losses)                        1.44         1.56       (2.66)     (2.40)     (1.23)
   Total Income (Loss) from Investment Operations                 1.68         1.72       (2.52)     (2.23)     (1.02)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    (0.22)       (0.21)      (0.16)     (0.16)     (0.19)
   From net realized gains                                       (0.01)       (0.22)      (0.52)     (3.62)     (2.55)
      Total Distributions Paid                                   (0.23)       (0.43)      (0.68)     (3.78)     (2.74)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $ 15.05      $ 13.60     $ 12.31    $ 15.51    $ 21.52
-----------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                               12.36%       14.56%     (16.89)%   (12.43)%    (4.77)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $38,536      $27,885     $47,325    $70,494    $91,522
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                    0.45%        0.45%       0.45%      0.45%      0.45%
   Expenses, before waivers and reimbursements                    0.58%        0.59%       0.61%      0.69%      0.69%
   Net investment income, net of waivers and reimbursements       1.58%        1.35%       1.10%      0.95%      0.86%
   Net investment income, before waivers and reimbursements       1.45%        1.21%       0.94%      0.71%      0.62%
Portfolio Turnover Rate                                          11.93%       16.04%      26.53%     14.30%      8.49%
-----------------------------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 27 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                        CLASS D
EQUITY INDEX PORTFOLIO                                        --------------------------------------------------------
Selected per share data                                       2004 /(2)/   2003 /(2)/     2002       2001       2000
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $ 13.59       $12.30     $ 15.51    $ 21.48    $25.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.21         0.15        0.14       0.13      0.17
Net realized and unrealized gains (losses)                        1.44         1.55       (2.69)     (2.34)    (1.23)
   Total Income (Loss) from Investment Operations                 1.65         1.70       (2.55)     (2.21)    (1.06)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    (0.21)       (0.19)      (0.14)     (0.14)    (0.16)
   From net realized gains                                       (0.01)       (0.22)      (0.52)     (3.62)    (2.55)
      Total Distributions Paid                                   (0.22)       (0.41)      (0.66)     (3.76)    (2.71)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $ 15.02       $13.59     $ 12.30    $ 15.51    $21.48
----------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                               12.16%       14.37%     (17.05)%   (12.36)%   (4.93)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $12,400       $7,569     $ 5,397    $ 6,105    $9,904
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                    0.60%        0.60%       0.60%      0.60%     0.60%
   Expenses, before waivers and reimbursements                    0.73%        0.74%       0.76%      0.84%     0.84%
   Net investment income, net of waivers and reimbursements       1.43%        1.20%       0.95%      0.80%     0.71%
   Net investment income, before waivers and reimbursements       1.30%        1.06%       0.79%      0.56%     0.47%
Portfolio Turnover Rate                                          11.93%       16.04%      26.53%     14.30%     8.49%
----------------------------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 28 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                            CLASS A
BALANCED PORTFOLIO                                  ----------------------------------------------------------
Selected per share data                             2004 /(2)/   2003 /(2)/   2002 /(3)/     2001       2000
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $  11.70     $  10.65     $ 11.76     $ 13.69    $ 15.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                    0.19         0.18        0.24        0.35       0.40
Net realized and unrealized gains (losses)               0.41         1.05       (1.08)      (0.86)      0.18
   Total Income (Loss) from Investment Operations        0.60         1.23       (0.84)      (0.51)      0.58
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                           (0.19)       (0.18)      (0.27)      (0.37)     (0.34)
   From net realized gains                                 --           --          --       (1.05)     (1.67)
      Total Distributions Paid                          (0.19)       (0.18)      (0.27)      (1.42)     (2.01)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $  12.11     $  11.70     $ 10.65     $ 11.76    $ 13.69
--------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                       5.14%       11.69%      (7.26)%     (4.11)%     3.98%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                $128,318     $129,674     $88,438     $97,121    $73,006
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements           0.61%        0.61%       0.61%       0.61%      0.61%
   Expenses, before waivers and reimbursements           0.78%        0.79%       0.86%       1.01%      1.07%
   Net investment income, net of waivers and
      reimbursements                                     1.63%        1.61%       2.21%       3.02%      2.83%
   Net investment income, before waivers and
      reimbursements                                     1.46%        1.43%       1.96%       2.62%      2.37%
Portfolio Turnover Rate                                133.25%      147.53%     133.42%     110.80%     85.81%
--------------------------------------------------------------------------------------------------------------

                                                                           CLASS C
                                                    ---------------------------------------------------------
Selected per share data                             2004 /(2)/   2003 /(2)/   2002 /(3)/    2001       2000
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $ 11.70      $ 10.64      $ 11.76     $ 13.69    $15.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                   0.17         0.16         0.21        0.33      0.36
Net realized and unrealized gains (losses)              0.40         1.05        (1.09)      (0.86)     0.18
   Total Income (Loss) from Investment Operations       0.57         1.21        (0.88)      (0.53)     0.54
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                          (0.16)       (0.15)       (0.24)      (0.35)    (0.31)
   From net realized gains                                --           --           --       (1.05)    (1.67)
      Total Distributions Paid                         (0.16)       (0.15)       (0.24)      (1.40)    (1.98)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $ 12.11      $ 11.70      $ 10.64     $ 11.76    $13.69
-------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                      4.90%       11.54%       (7.56)%     (4.33)%    3.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                $ 4,987      $ 1,098      $   860     $   905    $  905
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements          0.85%        0.85%        0.85%       0.85%     0.85%
   Expenses, before waivers and reimbursements          1.02%        1.03%        1.10%       1.25%     1.31%
   Net investment income, net of waivers and
      reimbursements                                    1.39%        1.37%        1.97%       2.78%     2.59%
   Net investment income, before waivers and
   reimbursements                                       1.22%        1.19%        1.72%       2.38%     2.13%
Portfolio Turnover Rate                               133.25%      147.53%      133.42%     110.80%    85.81%
-------------------------------------------------------------------------------------------------------------

/(1)/Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
/(2)/Financial  highlights for the years ended were calculated using the average shares outstanding method.
/(3)/As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 29 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                           CLASS D
                                                    ---------------------------------------------------------
BALANCED PORTFOLIO
Selected per share data                             2004 /(2)/   2003 /(2)/   2002 /(3)/     2001      2000
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $ 11.62      $ 10.58      $ 11.69     $ 13.61    $15.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                   0.15         0.13         0.19        0.37      0.34
Net realized and unrealized gains (losses)              0.40         1.05        (1.08)      (0.92)     0.18
   Total Income (Loss) from Investment Operations       0.55         1.18        (0.89)      (0.55)     0.52
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                          (0.14)       (0.14)       (0.22)      (0.32)    (0.30)
   From net realized gains                                --           --           --       (1.05)    (1.67)
      Total Distributions Paid                         (0.14)       (0.14)       (0.22)      (1.37)    (1.97)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $ 12.03      $ 11.62      $ 10.58     $ 11.69    $13.61
-------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                      4.79%       11.24%       (7.66)%     (4.44)%    3.56%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                $   486      $   333      $   317     $   257    $  487
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements          1.00%        1.00%        1.00%       1.00%     1.00%
   Expenses, before waivers and reimbursements          1.17%        1.18%        1.25%       1.40%     1.46%
   Net investment income, net of waivers and
      reimbursements                                    1.24%        1.22%        1.82%       2.63%     2.44%
   Net investment income, before waivers and
      reimbursements                                    1.07%        1.04%        1.57%       2.23%     1.98%
Portfolio Turnover Rate                               133.25%      147.53%      133.42%     110.80%    85.81%
-------------------------------------------------------------------------------------------------------------

/(1)/Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
/(2)/Financial highlights for the years ended were calculated using the average shares outstanding method.
/(3)/As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 30 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO

                                                              NUMBER      VALUE
                                                            OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.3%
--------------------------------------------------------------------------------
Australia - 2.8%
   AMP Ltd. +                                                 449,790   $ 2,388
   John Fairfax Holdings Ltd. +                               666,642     2,192
--------------------------------------------------------------------------------
                                                                          4,580
--------------------------------------------------------------------------------
Belgium - 1.0%
   Belgacom S.A. *                                             41,867     1,670
--------------------------------------------------------------------------------
Finland - 1.8%
   UPM-Kymmene OYJ                                            130,400     2,938
--------------------------------------------------------------------------------
France - 11.5%
   AXA                                                        103,739     2,430
   Bouygues                                                    57,065     2,455
   Credit Agricole S.A.                                        88,985     2,636
   Sanofi-Aventis                                              35,886     2,703
   Societe Generale                                            31,548     3,047
   Veolia Environment +                                        97,517     3,076
   Vivendi Universal S.A.                                      80,539     2,377
--------------------------------------------------------------------------------
                                                                         18,724
--------------------------------------------------------------------------------
Germany - 11.4%
   Deutsche Post A.G. (Registered) +                          117,117     2,471
   Deutsche Telekom A.G. (Registered) +                       158,118     3,359
   Linde A.G.                                                  47,878     2,925
   Metro A.G.                                                  49,912     2,511
   RWE A.G.                                                    44,317     2,356
   SAP A.G.                                                    13,697     2,448
   Volkswagen A.G. +                                           55,563     2,508
--------------------------------------------------------------------------------
                                                                         18,578
--------------------------------------------------------------------------------
Italy - 4.2%
   Alleanza Assicurazioni S.p.A.                              194,063     2,394
   ENI S.p.A.                                                  65,993     1,621
   Sanpaolo IMI S.p.A. +                                      198,941     2,732
--------------------------------------------------------------------------------
                                                                          6,747
--------------------------------------------------------------------------------
Japan - 24.0%
   Ajinomoto Co., Inc.                                        207,000     2,344
   Asahi Glass Co. Ltd. +                                     232,100     2,549
   Bank of Yokohama (The) Ltd. +                              267,000     1,687
   Chugai Pharmaceutical Co. Ltd. +                           170,000     2,668
   Daiwa House Industry Co. Ltd.                              201,000     2,161
   Elpida Memory, Inc. +                                       22,200       798
   Hitachi Ltd.                                               372,000     2,411
   Ito-Yokado Co. Ltd.                                         65,100     2,581
   Mitsui Mining & Smelting Co. Ltd. +                        614,000     2,566
   Mizuho Financial Group, Inc.                                   758     3,300
   Nippon Telegraph & Telephone Corp.                             661     2,968
   Sony Corp.                                                  68,100   $ 2,482
   Terumo Corp. +                                              94,600     2,427
   Tostem Inax Holding Corp.                                  153,500     2,708
   West Japan Railway Co.                                         658     2,686
   Yokogawa Electric Corp. +                                  200,000     2,783
--------------------------------------------------------------------------------
                                                                         39,119
--------------------------------------------------------------------------------
Luxembourg - 2.1%
   Arcelor                                                    156,361     3,444
--------------------------------------------------------------------------------
Netherlands - 1.7%
   ASML Holding N.V. * +                                      177,951     2,730
--------------------------------------------------------------------------------
Norway - 1.9%
   DnB Holding ASA                                            334,600     3,152
--------------------------------------------------------------------------------
Spain - 1.6%
   Banco de Sabadell,                                         114,555     2,571
--------------------------------------------------------------------------------
Sweden - 2.1%
   Skandinaviska Enskilda Banken, Class A                    177,655      3,385
--------------------------------------------------------------------------------
Switzerland - 9.3%
   Logitech International S.A. (Registered) *                  33,970      1,990
   Novartis A.G. (Registered)                                  76,248      3,653
   Syngenta A.G.                                               37,295      3,943
   UBS A.G. (Registered)                                       41,525      3,356
   Zurich Financial Services A.G.                              14,514      2,234
--------------------------------------------------------------------------------
                                                                          15,176
--------------------------------------------------------------------------------
United Kingdom - 21.9%
   Barclays PLC                                               337,319      3,481
   BHP Billiton PLC                                           275,892      3,227
   BP PLC +                                                   186,954      1,908
   BT Group PLC                                               887,330      3,298
   Cable & Wireless PLC                                       594,221      1,289
   Centrica PLC +                                             310,387      1,469
   GKN PLC                                                    573,419      2,468
   GlaxoSmithKline PLC                                        126,172      2,655
   Intercontinental Hotels Group PLC +                        233,659      2,976
   ITV PLC                                                  1,199,663      2,516
   Lloyds TSB Group PLC                                       404,357      3,255
   Marconi Corp. PLC *                                        212,886      2,325
   Shell Transport & Trading Co. PLC (Registered)             579,374      4,872
--------------------------------------------------------------------------------
                                                                          35,739
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $132,227)                                                          158,553

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 31 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO (continued)

                                                             NUMBER      VALUE
                                                            OF SHARES    (000S)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 19.1%
--------------------------------------------------------------------------------
   Northern Institutional Funds -
      Liquid Assets Portfolio /(1)/                        31,198,435   $31,198
Total Investment Company
--------------------------------------------------------------------------------
(Cost $31,198)                                                           31,198
--------------------------------------------------------------------------------

                                                           PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)      (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.3%
--------------------------------------------------------------------------------
   Barclays Bank, Global Treasury Services, London,
      Eurodollar Time Deposit,
      2.06%, 12/1/04                                          $435          435
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $435)                                                                 435

--------------------------------------------------------------------------------
Total Investments - 116.7%
--------------------------------------------------------------------------------
(Cost $163,860)                                                         190,186
   Liabilities less Other Assets - (16.7)%                              (27,164)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $163,022

/(1)/ Investment relates to cash collateral received from portfolio securities loaned.

*    Non-Income Producing Security
+    Security is either wholly or partially on loan.

At November 30, 2004, the industry sectors for the International Growth Portfolio were:

--------------------------------------------------------------------------------
INDUSTRY SECTOR                                                 % OF INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                12.4%
Consumer Staples                                                       4.7
Energy                                                                 5.3
Financials                                                            26.4
Health Care                                                            8.9
Industrials                                                            6.6
Information Technology                                                 9.8
Materials                                                             12.0
Telecommunication Services                                             9.5
Utilities                                                              4.4
--------------------------------------------------------------------------------
Total                                                                100.0%

At November 30, 2004, the International Growth Portfolio's investments (excluding short-term investments) were denominated in the following currencies:

--------------------------------------------------------------------------------
CONCENTRATION BY CURRENCY                                       % OF INVESTMENTS
--------------------------------------------------------------------------------
Euro                                                                  36.2%
Japanese Yen                                                          24.7
United Kingdom Pound                                                  22.5
Swiss Franc                                                            9.6
All other currencies less than 5%                                      7.0
--------------------------------------------------------------------------------
Total                                                                100.0%

At November 30, 2004, the International Growth Portfolio had outstanding forward foreign currency exchange contracts as follows:

------------------------------------------------------------------------
                AMOUNT       IN        AMOUNT
CONTRACTS       (LOCAL    EXCHANGE     (LOCAL                 UNREALIZED
TO DELIVER    CURRENCY)      FOR     CURRENCY)   SETTLEMENT      LOSS
CURRENCY        (000S)    CURRENCY     (000S)       DATE        (000S)
------------------------------------------------------------------------
U.S. Dollar      700        Euro        526        12/2/04       $(1)
========================================================================

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 32 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0%
--------------------------------------------------------------------------------
Australia - 4.8%
   Alumina Ltd.                                                 10,025    $   45
   Amcor Ltd. +                                                  7,514        43
   AMP Ltd.                                                     15,123        80
   Ansell Ltd. +                                                 1,440        10
   Aristocrat Leisure Ltd. +                                     2,493        17
   Australia & New Zealand Banking Group Ltd.                   16,517       256
   Australian Gas Light Co. Ltd.                                 4,037        40
   Australian Stock Exchange Ltd. +                                900        13
   BHP Billiton Ltd.                                            32,188       384
   BlueScope Steel Ltd. +                                        7,094        46
   Boral Ltd. +                                                  5,050        27
   Brambles Industries Ltd. +                                    8,591        47
   Centro Properties                                             5,081        20
   CFS Gandel Retail Trust +                                    12,248        16
   Coca-Cola Amatil Ltd. +                                       4,059        23
   Cochlear Ltd. +                                                 450         8
   Coles Myer Ltd.                                               8,571        66
   Commonwealth Bank of Australia                               10,361       251
   Commonwealth Property Office Fund +                          11,582        12
   Computershare Ltd.                                            3,700        15
   CSL Ltd. +                                                    1,431        29
   CSR Ltd.                                                      8,400        17
   DB RREEF Trust *                                              9,503        10
   Foster's Group Ltd.                                          20,422        85
   Futuris Corp. Ltd.                                            4,582         7
   General Property Trust +                                     17,348        49
   Harvey Norman Holdings Ltd. +                                 4,700        12
   Iluka Resources Ltd.                                          2,117        10
   Insurance Australia Group Ltd.                               16,624        75
   Investa Property Group                                       12,642        21
   James Hardie Industries N.V. +                                4,100        18
   John Fairfax Holdings Ltd. +                                  8,035        26
   Leighton Holdings Ltd. +                                      1,200        10
   Lend Lease Corp. Ltd.                                         3,501        33
   Lion Nathan Ltd.                                              2,500        15
   Macquarie Bank Ltd. +                                         1,800        61
   Macquarie Goodman Industrial Trust                            9,549        15
   Macquarie Infrastructure Group                               16,900        52
   Mayne Group Ltd.                                              7,192        24
   Mirvac Group +                                                6,500        24
   National Australia Bank Ltd. +                               13,099       284
   Newcrest Mining Ltd.                                          2,905        39
   OneSteel Ltd.                                                 4,560    $    9
   Orica Ltd.                                                    2,514        38
   Origin Energy Ltd. +                                          5,927        32
   PaperlinX Ltd.                                                3,700        13
   Patrick Corp. Ltd.                                            6,872        33
   Publishing & Broadcasting Ltd.                                1,200        15
   QBE Insurance Group Ltd. +                                    5,782        62
   Rinker Group Ltd.                                             8,400        62
   Rio Tinto Ltd. +                                              2,474        75
   Santos Ltd.                                                   5,200        35
   Sonic Healthcare Ltd.                                         2,155        19
   Southcorp Ltd. *                                              5,672        16
   Stockland                                                    10,798        49
   Stockland-New                                                   382         2
   Suncorp-Metway Ltd.                                           4,933        66
   TABCORP Holdings Ltd. +                                       4,265        56
   Telstra Corp. Ltd.                                           21,677        82
   Toll Holdings Ltd. +                                          1,936        18
   Transurban Group +                                            4,470        22
   Wesfarmers Ltd. +                                             3,586       106
   Westfield Group * +                                          13,343       162
   Westpac Banking Corp.                                        16,175       231
   WMC Resources Ltd. +                                         10,145        56
   Woodside Petroleum Ltd.                                       4,150        67
   Woolworths Ltd. +                                             8,438        98
--------------------------------------------------------------------------------
                                                                           3,759
--------------------------------------------------------------------------------
Austria - 0.3%
   Bank Austria Creditanstalt AG                                   260        22
   Boehler-Uddeholm A.G.                                            51         6
   Erste Bank der Oesterreichischen Sparkassen A.G.              1,144        58
   Flughafen Wien A.G. +                                            99         7
   IMMOFINANZ Immobilien Anlagen A.G. *                          1,946        18
   Mayr-Melnhof Karton A.G.                                         25         4
   Oesterreichische Elektrizitaetswirtschafts A.G.
      (Verbund), Class A                                            36         7
   OMV A.G.                                                        129        34
   RHI A.G. *                                                      174         5
   Telekom Austria A.G.                                          3,496        60
   VA Technologie A.G.                                              80         6
   Voest-Alpine A.G. +                                             153        11
   Wienerberger A.G. +                                             257        12
--------------------------------------------------------------------------------
                                                                             250
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 33 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0% - CONTINUED
--------------------------------------------------------------------------------
Belgium - 1.3%
   AGFA-Gevaert N.V. +                                             719    $   23
   Barco N.V. +                                                    100         9
   Bekaert N.V.                                                    140        11
   Belgacom SA *                                                 1,921        77
   Cofinimmo SA                                                     50         8
   Colruyt N.V.                                                    150        24
   D'ieteren N.V. +                                                 40         7
   Delhaize Group +                                                658        50
   Dexia +                                                       6,522       139
   Electrabel S.A.                                                 275       111
   Fortis                                                       11,441       303
   Groupe Bruxelles Lambert S.A.                                   546        43
   Interbrew +                                                   1,350        50
   KBC Bankverzekeringsholding +                                   807        60
   Mobistar S.A. * +                                               200        17
   Omega Pharma S.A.+                                              150         8
   Solvay S.A.                                                     565        62
   UCB S.A.                                                        740        38
   Umicore +                                                       100         9
--------------------------------------------------------------------------------
                                                                           1,049
--------------------------------------------------------------------------------
Bermuda - 0.0%
   Frontline Ltd. +                                                400        24
   Ship Finance International +                                     53         1
--------------------------------------------------------------------------------
                                                                              25
--------------------------------------------------------------------------------
Denmark - 0.7%
   A.P. Moller - Maersk A/S                                         11        90
   Bang & Olufsen A/S, Class B +                                    84         5
   Carlsberg A/S, Class B                                          250        12
   Coloplast A/S, Class B                                          112        12
   Danisco A/S                                                     475        29
   Danske Bank A/S                                               3,622       108
   DSV De Sammensluttede Vognmaend A/S                             176        11
   FLS Industries A/S, Class B *                                   238         4
   GN Store Nord A/S +                                           1,782        18
   H. Lundbeck A/S +                                               597        11
   ISS A/S                                                         395        22
   Kobenhavns Lufthavne                                             54        10
   NKT Holding A/S                                                 132         3
   Novo-Nordisk A/S, Class B                                     2,433       129
   Novozymes A/S, Class B                                          499        24
   Ostasiatiske Kompagni +                                         159         8
   TDC A/S                                                       1,164        48
   Topdanmark A/S                                                  216    $   16
   Vestas Wind Systems A/S +                                     1,162        14
   William Demant Holding A/S *                                    258        12
--------------------------------------------------------------------------------
                                                                             586
--------------------------------------------------------------------------------
Finland - 1.4%
   Amer Group Ltd. +                                               200        11
   Elisa OYJ, Class A *                                          1,100        18
   Fortum OYJ                                                    3,000        52
   KCI Konecranes OYJ                                              100         5
   Kesko OYJ, Class B                                              500        12
   Kone OYJ, Class B +                                             300        22
   Metso OYJ +                                                     900        14
   Nokia OYJ +                                                  41,220       671
   Orion-Yhtymae OYJ, Class B                                      600        10
   Outokumpu OYJ                                                   700        13
   Pohjola Group PLC, Class D                                      300         3
   Rautaruukki OYJ                                                 700         8
   Sampo OYJ, Class A +                                          2,400        31
   Stora Enso OYJ (Registered)                                   4,900        78
   TietoEnator OYJ +                                               700        22
   UPM-Kymmene OYJ                                               5,060       114
   Uponor OYJ +                                                    600        11
   Wartsila OYJ, Class B                                           300        10
--------------------------------------------------------------------------------
                                                                           1,105
--------------------------------------------------------------------------------
France - 8.4%
   Accor S.A.                                                    1,953        83
   Air France                                                      600        11
   Air Liquide                                                   1,025       177
   Alcatel S.A. +                                               11,425       178
   Alstom * +                                                   16,800        13
   Atos Origin +                                                   200        13
   Autoroutes du Sud de la France +                                600        30
   AXA                                                          12,907       302
   BNP Paribas                                                   6,718       467
   Bouygues                                                      1,594        69
   Business Objects S.A. * +                                       500        12
   Cap Gemini S.A. +                                               969        31
   Carrefour S.A.                                                5,121       243
   Cie de Saint-Gobain                                           2,486       142
   CNP Assurances                                                  300        20
   Credit Agricole S.A.                                          5,507       163
   Dassault Systems S.A.                                           350        18

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 34 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0% - CONTINUED
--------------------------------------------------------------------------------
France - 8.4% - (continued)
   Essilor International S.A.                                      771    $   53
   Etablissements Economiques du Casino
      Guichard- Perrachon S.A. +                                   350        27
   France Telecom S.A.                                          12,204       384
   Gecina S.A.                                                     300        28
   Groupe Danone +                                               2,248       200
   Hermes International +                                          100        18
   Imerys SA                                                       200        15
   Klepierre                                                       206        18
   L'Oreal S.A. +                                                2,825       204
   Lafarge S.A.                                                  1,371       129
   Lagardere S.C.A. +                                              992        71
   LVMH Moet Hennessy Louis Vuitton S.A.                         1,883       134
   Michelin Compagnie Generale des
      Establissements, Class B                                   1,198        69
   Pernod-Ricard +                                                 420        63
   Peugeot S.A.                                                  1,441        88
   Pinault-Printemps-Redoute S.A. +                                535        56
   Publicis Groupe                                                 800        27
   Renault S.A.                                                  1,434       117
   Sagem S.A. * +                                                  183        17
   Sanofi-Aventis                                                8,316       626
   Schneider Electric S.A.                                       2,047       142
   Societe BIC S.A.                                                250        12
   Societe Generale                                              3,001       290
   Societe Television Francaise 1 +                              1,000        32
   Sodexho Alliance S.A.                                           840        26
   Suez S.A.                                                     6,386       150
   Technip S.A. +                                                  179        30
   Thales S.A.                                                     700        30
   Thomson (ex-TMM) +                                            1,601        39
   Total S.A.                                                    5,078     1,112
   Union du Credit-Bail Immobilier                                 350        50
   Valeo S.A.                                                      654        26
   Veolia Environment +                                          1,931        61
   Vinci S.A. +                                                    560        69
   Vivendi Universal S.A.                                        9,323       275
   Zodiac S.A.                                                     300        12
--------------------------------------------------------------------------------
                                                                           6,672
--------------------------------------------------------------------------------
Germany - 6.3%
   Adidas-Salomon A.G.                                             400        63
   Allianz A.G. (Registered) +                                   2,762       345
   Altana A.G.                                                     550        30
   BASF A.G.                                                     4,728    $  318
   Bayer A.G.                                                    6,050       192
   Bayerische Hypo-und Vereinsbank A.G.*                         5,944       132
   Beiersdorf A.G. +                                               200        21
   Celsio A.G.                                                     250        19
   Commerzbank A.G.                                              3,850        77
   Continental A.G. +                                            1,100        67
   DaimlerChrysler A.G. (Registered)                             7,616       341
   Deutsche Bank A.G. (Registered)                               4,349       369
   Deutsche Boerse A.G.                                            850        50
   Deutsche Lufthansa A.G. (Registered)                          2,040        29
   Deutsche Post A.G. (Registered)                               4,278        90
   Deutsche Telekom A.G. (Registered) *                         23,111       491
   Douglas Holding A.G.                                            300        10
   E.ON A.G.                                                     5,284       445
   Epcos A.G. *                                                    400         6
   Fresenius Medical Care A.G. +                                   300        23
   HeidelbergCement A.G.                                           387        22
   HeidelbergCement A.G. (VVPR) *                                   83        --
   Hypo Real Estate Holding *                                      754        29
   Infineon Technologies A.G. *                                  4,359        48
   KarstadtQuelle A.G. +                                           350         4
   Linde A.G.                                                      750        46
   MAN A.G.                                                        950        36
   Marschollek Lautenschlaeger und
      Partner A.G. +                                               500        10
   Merck KGaA                                                      450        26
   Metro A.G.                                                    1,140        57
   Muenchener Rueckversicherungs A.G.
      (Registered) +                                             1,505       171
   Puma A.G. Rudolf Dassler Sport +                                100        28
   RWE A.G.                                                      3,401       181
   SAP A.G.                                                      1,840       329
   Schering A.G.                                                 1,300        93
   Siemens A.G. (Registered) +                                   7,074       567
   Suedzucker AG                                                   450         9
   ThyssenKrupp A.G. +                                           2,450        53
   TUI A.G.                                                      1,063        24
   Volkswagen A.G. +                                             2,088        94
--------------------------------------------------------------------------------
                                                                           4,945
--------------------------------------------------------------------------------
Greece - 0.5%
   Alpha Bank A.E.                                               2,184        69
   Coca Cola Hellenic Bottling Co. S.A.                            630        16

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 35 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0% - CONTINUED
--------------------------------------------------------------------------------
Greece - 0.5% - (continued)
   Commercial Bank of Greece                                       500    $   15
   EFG Eurobank Ergasias S.A. *                                  1,400        41
   Folli-Follie S.A. (Registered)                                  120         4
   Greek Organization of Football
      Prognostics S.A.                                           1,510        39
   Hellenic Duty Free Shops S.A.                                   200         4
   Hellenic Petroleum S.A.                                         890         9
   Hellenic Technodomiki Tev S.A.                                  648         3
   Hellenic Telecommunications
      Organization S.A.                                          2,240        37
   Intracom S.A.                                                   650         3
   National Bank Of Greece S.A.                                  2,277        70
   Piraeus Bank S.A.                                             1,040        16
   Public Power Corp.                                            1,303        36
   Technical Olympic S.A.                                          610         3
   Titan Cement Co. SA                                             520        14
   Viohalco                                                        870         8
--------------------------------------------------------------------------------
                                                                             387
--------------------------------------------------------------------------------
Hong Kong - 1.6%
   ASM Pacific Technology +                                      2,000         7
   Bank of East Asia Ltd.                                       12,304        39
   BOC Hong Kong Holdings Ltd. +                                24,000        45
   Cathay Pacific Airways Ltd.                                   9,000        16
   Cheung Kong Holdings Ltd.                                    15,000       145
   Cheung Kong Infrastructure Holdings
      Ltd. +                                                     4,000        11
   CLP Holdings Ltd.                                            18,000       103
   Esprit Holdings Ltd. +                                        6,000        33
   Giordano International Ltd. +                                12,000         8
   Hang Lung Properties Ltd. +                                  10,000        16
   Hang Seng Bank Ltd.                                           7,500       104
   Henderson Land Development +                                  5,000        26
   Hong Kong & China Gas Co. Ltd.                               28,920        60
   Hong Kong Electric Holdings Ltd.                             12,500        56
   Hong Kong Exchanges and Clearing
      Ltd. +                                                     9,000        23
   Hopewell Holdings Ltd.                                        5,000        13
   Hutchison Whampoa Ltd.                                       20,500       183
   Hysan Development Co. Ltd. +                                  5,222        11
   Johnson Electric Holdings +                                  13,200        13
   Li & Fung Ltd.                                               14,000        23
   MTR Corp.                                                    11,000        18
   New World Development Ltd.                                   16,763        19
   PCCW Ltd. * +                                                16,364        10
   SCMP Group Ltd.                                               8,000         3
   Shangri-La Asia Ltd. +                                        9,078        12
   Sino Land Co. +                                              12,963    $   12
   SmarTone Telecommunications
      Holdings Ltd.                                              3,000         3
   Sun Hung Kai Properties Ltd.                                 12,172       121
   Swire Pacific Ltd., Class A                                   7,500        60
   Techtronic Industries Co. +                                   8,000        16
   Television Broadcasts Ltd.                                    3,000        14
   Texwinca Holdings Ltd. +                                      4,000         4
   Wharf Holdings Ltd.                                          11,000        39
   Yue Yuen Industrial Holdings +                                4,000        10
--------------------------------------------------------------------------------
                                                                           1,276
--------------------------------------------------------------------------------
Ireland - 0.8%
   Allied Irish Banks PLC                                        6,734       131
   Bank of Ireland-Dublin                                        7,762       118
   Bank of Ireland-London                                        1,515        23
   CRH PLC-Dublin                                                4,179       106
   CRH PLC-London                                                  949        24
   DCC PLC                                                         744        16
   Depfa Bank PLC                                                2,188        36
   Elan Corp. PLC *                                              3,119        81
   Fyffes PLC                                                    2,597         7
   Grafton Group PLC                                             1,695        17
   Greencore Group PLC                                           1,366         5
   Independent News & Media PLC                                  4,867        14
   Irish Life & Permanent PLC                                    2,395        41
   Kerry Group PLC, Class A                                      1,156        27
   Ryanair Holdings PLC *                                        1,575        11
   Waterford Wedgwood PLC                                        6,596         1
--------------------------------------------------------------------------------
                                                                             658
--------------------------------------------------------------------------------
Italy - 3.9%
   Alleanza Assicurazioni S.p.A.                                 3,698        46
   Arnoldo Mondadori Editore S.p.A.                              1,000        11
   Assicurazioni Generali S.p.A.                                 8,696       268
   Autogrill S.p.A. *                                            1,000        16
   Autostrade S.p.A.                                             1,735        42
   Banca Antonveneta S.p.A.                                      1,340        32
   Banca Fideuram S.p.A. +                                       3,000        15
   Banca Intesa S.p.A.                                          31,070       138
   Banca Intesa S.p.A.- RNC                                      7,696        29
   Banca Monte dei Paschi di Siena
      S.p.A.                                                     8,000        26
   Banca Nazionale del Lavoro S.p.A.
      (BNL) * +                                                 13,203        32
   Banca Popolare di Milano SCRL                                 3,000        24
   Banche Popolari Unite Scrl                                    2,523        50

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 36 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0% - CONTINUED
--------------------------------------------------------------------------------
Italy - 3.9% - (continued)
   Banco Popolare di Verona e Novara Scrl                        2,940    $   56
   Benetton Group S.p.A                                            800        10
   Bulgari S.p.A. +                                              1,000        11
   Capitalia S.p.A                                               9,615        38
   Enel S.p.A                                                   33,584       300
   ENI S.p.A                                                    23,091       567
   Fiat S.p.A. * +                                               4,149        31
   FinecoGroup S.p.A. *                                          1,304        10
   Finmeccanica S.p.A                                           53,000        45
   Gruppo Editoriale L'Espresso S.p.A. +                         1,000         6
   Italcementi S.p.A                                             1,080        16
   Luxottica Group S.p.A                                         1,000        20
   Mediaset S.p.A                                                5,000        61
   Mediobanca S.p.A                                              4,855        70
   Mediolanum S.p.A. +                                           2,000        14
   Pirelli & C. S.p.A. +                                        12,000        15
   Riunione Adriatica di Sicurta S.p.A                           2,398        52
   Sanpaolo IMI S.p.A. +                                         8,601       118
   Seat Pagine Gialle S.p.A. *                                  32,279        13
   Snam Rete Gas S.p.A                                           7,647        41
   Telecom Italia Media S.p.A. * +                              14,487         6
   Telecom Italia S.p.A. +                                      74,953       287
   Telecom Italia S.p.A. (RNC) *                                45,827       126
   Terna S.p.A. *                                                5,089        13
   TIM S.p.A                                                    34,877       231
   Tiscali S.p.A. * +                                            2,000         8
   UniCredito Italiano S.p.A                                    40,373       223
--------------------------------------------------------------------------------
                                                                           3,117
--------------------------------------------------------------------------------
   Japan - 20.5%
   77 Bank (The) Ltd.                                            3,000        20
   Acom Co. Ltd.                                                   700        53
   Aderans Co. Ltd.                                                500        11
   Advantest Corp. +                                               800        60
   Aeon Co. Ltd. +                                               5,000        84
   Aeon Credit Service Co. Ltd. +                                  300        22
   Aiful Corp.                                                     350        40
   Aisin Seiki Co Ltd.                                           1,000        22
   Ajinomoto Co., Inc.                                           6,000        68
   All Nippon Airways Co. Ltd.                                   4,000        14
   Alps Electric Co. Ltd. +                                      1,000        15
   Amada Co. Ltd.                                                2,000        10
   Amano Corp.                                                   1,000         9
   Anritsu Corp. +                                               1,000    $    7
   Aoyama Trading Co. Ltd.                                         500        12
   Ariake Japan Co. Ltd. +                                         200         5
   Asahi Breweries Ltd. +                                        3,000        35
   Asahi Glass Co. Ltd. +                                        8,000        88
   Asahi Kasei Corp.                                            11,000        54
   Asatsu-DK, Inc. +                                               500        15
   Autobacs Seven Co. Ltd.                                         200         6
   Bandai Co. Ltd.                                                 400         8
   Bank of Fukuoka (The) Ltd. +                                  5,000        32
   Bank of Yokohama (The) Ltd. *                                 9,000        57
   Benesse Corp. +                                                 200         6
   Bridgestone Corp.                                             6,000       109
   Canon, Inc.                                                   7,000       351
   Capcom Co. Ltd. +                                               500         5
   Casio Computer Co. Ltd. +                                     1,000        14
   Central Glass Co Ltd.                                         2,000        14
   Central Japan Railway Co.                                         9        74
   Chiba Bank (The) Ltd. +                                       6,000        38
   Chubu Electric Power Co., Inc.                                6,300       147
   Chugai Pharmaceutical Co. Ltd. +                              2,300        36
   Citizen Watch Co. Ltd. +                                      2,000        18
   Coca-Cola West Japan Co. Ltd. +                                 600        15
   COMSYS Holdings Corp.                                         1,000         9
   Credit Saison Co. Ltd.                                        1,200        40
   CSK Corp. +                                                     600        25
   Dai Nippon Printing Co. Ltd.                                  6,000        90
   Daicel Chemical Industries                                    2,000        11
   Daiichi Pharmaceutical Co. Ltd.                               2,000        40
   Daikin Industries Ltd.                                        2,000        53
   Daimaru (The), Inc. +                                         2,000        17
   Dainippon Ink & Chemicals, Inc. +                             5,000        11
   Dainippon Screen Manufacturing Co. Ltd. +                     1,000         5
   Daito Trust Construction Co. Ltd. +                             800        36
   Daiwa House Industry Co. Ltd.                                 3,000        32
   Daiwa Securities Group, Inc.                                 10,000        68
   Denki Kagaku Kogyo Kabushiki Kaisha                           4,000        13
   Denso Corp.                                                   5,100       122
   Dentsu, Inc. +                                                    8        22
   Dowa Mining Co. Ltd. +                                        2,000        13
   East Japan Railway Co.                                           32       176
   Ebara Corp. +                                                 2,000         9

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 37 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0% - CONTINUED
--------------------------------------------------------------------------------
Japan - 20.5% - (continued)
   Eisai Co. Ltd.                                                2,200     $ 66
   Electric Power Development Co.                                1,400       39
   FamilyMart Co. Ltd.                                           1,000       28
   Fanuc Ltd.                                                    1,500       94
   Fast Retailing Co. Ltd.                                         600       45
   Fuji Electric Co. Ltd. +                                      4,000       10
   Fuji Photo Film Co. Ltd.                                      4,000      141
   Fuji Television Network, Inc.                                     4        8
   Fujikura Ltd. +                                               3,000       14
   Fujisawa Pharmaceutical Co. Ltd.                              2,000       52
   Fujitsu Ltd.                                                 17,000      107
   Furukawa Electric (The) Co. Ltd. +                            5,000       25
   Gunma Bank (The) Ltd.                                         3,000       16
   Gunze Ltd. +                                                  2,000        9
   Hankyu Department Stores +                                    1,000        8
   Hino Motors Ltd. +                                            2,000       13
   Hirose Electric Co. Ltd. +                                      200       21
   Hitachi Cable Ltd.                                            1,000        4
   Hitachi Chemical Co. Ltd.                                     1,000       17
   Hitachi Ltd.                                                 30,000      194
   Hitachi Software Engineering Co. Ltd. +                         300        6
   Hokugin Financial Group, Inc.                                 7,000       18
   Honda Motor Co. Ltd.                                          7,000      335
   House Foods Corp. +                                           1,000       14
   Hoya Corp.                                                    1,000      104
   Isetan Co. Ltd. +                                             1,000       12
   Ishihara Sangyo Kaisha Ltd.                                   2,000        4
   Ishikawajima-Harima Heavy Industries Co. Ltd. +               9,000       12
   ITO EN Ltd. +                                                   300       15
   Ito-Yokado Co. Ltd.                                           3,000      119
   Itochu Corp.                                                 12,000       54
   Itochu Techno-Science Corp. +                                   400       16
   Jafco Co. Ltd. +                                                200       12
   Japan Airlines System Corp.                                   6,000       17
   Japan Real Estate Investment Corp. +                              2       17
   Japan Tobacco, Inc.                                               8       76
   JFE Holdings, Inc.                                            5,200      150
   JGC Corp.                                                     2,000       17
   Joyo Bank (The) Ltd.                                          6,000       28
   JSR Corp. +                                                   1,000       21
   Kajima Corp. +                                                7,000       30
   Kaken Pharmaceutical Co. Ltd. +                               1,000        6
   Kamigumi Co. Ltd.                                             2,000     $ 16
   Kanebo Ltd. * +                                                 300        4
   Kaneka Corp.                                                  2,000       22
   Kansai Electric Power Co., Inc.                               6,900      134
   Kao Corp.                                                     5,000      121
   Kawasaki Heavy Industries Ltd. +                             10,000       15
   Kawasaki Kisen Kaisha Ltd. +                                  4,000       27
   Keihin Electric Express Railway Co. Ltd. +                    3,000       18
   Keio Electric Railway Co. Ltd.                                5,000       28
   Keyence Corp.                                                   200       45
   Kikkoman Corp. +                                              1,000        9
   Kinden Corp.                                                  1,000        7
   Kinki Nippon Railway Co. Ltd. +                              11,000       36
   Kirin Brewery Co. Ltd.                                        6,000       58
   Kokuyo Co. Ltd. +                                             1,000       11
   Komatsu Ltd.                                                  7,000       48
   Konami Corp. +                                                  700       15
   Konica Minolta Holdings, Inc.                                 3,000       39
   Koyo Seiko Co. Ltd. +                                         1,000       13
   Kubota Corp. +                                                9,000       45
   Kuraray Co. Ltd. +                                            3,000       25
   Kurita Water Industries Ltd.                                    400        6
   Kyocera Corp.                                                 1,600      113
   Kyowa Hakko Kogyo Co. Ltd.                                    3,000       21
   Kyushu Electric Power Co., Inc.                               3,200       63
   Lawson, Inc. +                                                  500       18
   Mabuchi Motor Co. Ltd. +                                        300       21
   Makita Corp. +                                                1,000       15
   Marubeni Corp. +                                             11,000       31
   Marui Co. Ltd.                                                3,300       44
   Matsushita Electric Industrial Co. Ltd                       20,000      298
   Matsushita Electric Works Ltd.                                2,000       17
   Meiji Dairies Corp.                                           2,000       11
   Meiji Seika Kaisha Ltd.                                       3,000       13
   Meitec Corp.                                                    500       18
   Millea Holdings Inc.                                             12      169
   Minebea Co. Ltd. +                                            3,000       12
   Mitsubishi Chemical Corp.                                    18,000       54
   Mitsubishi Corp. +                                           10,000      127
   Mitsubishi Electric Corp.                                    16,000       79
   Mitsubishi Estate Co. Ltd.                                    9,000      102
   Mitsubishi Gas Chemical Co.                                   3,000       14

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 38 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0% - CONTINUED
--------------------------------------------------------------------------------
Japan - 20.5% - (continued)
   Mitsubishi Heavy Industries Ltd. *                           23,000     $ 66
   Mitsubishi Logistics Corp.                                    1,000        9
   Mitsubishi Materials Corp.                                    8,000       17
   Mitsubishi Rayon Co. Ltd. +                                   4,000       14
   Mitsubishi Tokyo Financial Group, Inc                            41      388
   Mitsui & Co. Ltd. +                                          12,000      104
   Mitsui Chemicals, Inc.                                        5,000       26
   Mitsui Engineering & Shipbuilding Co. Ltd.                    6,000       10
   Mitsui Fudosan Co. Ltd. +                                     7,000       82
   Mitsui Mining & Smelting Co. Ltd. +                           5,000       21
   Mitsui O.S.K. Lines Ltd. +                                    7,000       43
   Mitsui Sumitomo Insurance Co. Ltd.                           12,000      106
   Mitsui Trust Holding, Inc.                                    5,000       38
   Mitsukoshi Ltd. +                                             3,000       14
   Mitsumi Electric Co. Ltd.                                     1,000       11
   Mizuho Financial Group, Inc.                                     70      305
   Murata Manufacturing Co. Ltd.                                 2,200      115
   Namco Ltd. +                                                    600        7
   NEC Corp.                                                    16,000       88
   NET One Systems Co. Ltd.                                          4       16
   NGK Insulators Ltd.                                           2,000       17
   NGK Spark Plug Co. Ltd. +                                     1,000       10
   Nichii Gakkan Co. +                                             100        3
   Nichirei Corp. +                                              2,000        7
   Nidec Corp.                                                     300       35
   Nikko Cordial Corp. +                                        11,000       55
   Nikon Corp. +                                                 2,000       22
   Nintendo Co. Ltd.                                               900      108
   Nippon Building Fund, Inc. +                                      3       26
   Nippon Express Co. Ltd.                                       7,000       33
   Nippon Kayaku Co. Ltd.                                        1,000        5
   Nippon Meat Packers, Inc.                                     1,000       13
   Nippon Mining Holdings, Inc.                                  4,000       20
   Nippon Oil Corp.                                             13,000       86
   Nippon Sanso Corp.                                            2,000       11
   Nippon Sheet Glass Co. Ltd. +                                 3,000       12
   Nippon Shokubai Co. Ltd.                                      1,000        8
   Nippon Steel Corp. +                                         58,000      143
   Nippon Telegraph & Telephone Corp.                               45      202
   Nippon Unipac Holding                                             8       36
   Nippon Yusen Kabushiki Kaisha +                              10,000       53
   Nishimatsu Construction Co. Ltd. +                            2,000        6
   Nissan Chemical Industries +                                  1,000     $  8
   Nissan Motor Co. Ltd.                                        22,700      239
   Nisshin Seifun Group, Inc.                                    1,000       11
   Nisshinbo Industries, Inc.                                    1,000        7
   Nissin Food Products Co. Ltd.                                   600       15
   Nitto Denko Corp. +                                           1,700       89
   Nomura Holdings, Inc.                                        17,000      239
   NSK Ltd.                                                      4,000       19
   NTN Corp. +                                                   4,000       22
   NTT Data Corp. +                                                 11       33
   NTT DoCoMo, Inc.                                                180      313
   Obayashi Corp.                                                5,000       31
   OJI Paper Co. Ltd. +                                          9,000       51
   Oki Electric Industry Co. Ltd. * +                            5,000       20
   Okumura Corp.                                                 2,000       11
   Olympus Optical Co. Ltd.                                      2,000       39
   Omron Corp.                                                   1,700       39
   Onward Kashiyama Co. Ltd.                                     1,000       14
   Oracle Corp. Japan +                                            400       20
   Oriental Land Co. Ltd.                                          400       26
   ORIX Corp. +                                                    800      102
   Osaka Gas Co. Ltd.                                           18,000       55
   Pioneer Corp. +                                               1,000       19
   Promise Co. Ltd.                                                700       49
   QP Corp. of Japan                                             1,400       12
   Rakuten, Inc.                                                     3       25
   Resona Holdings, Inc. +                                      40,000       71
   Ricoh Co. Ltd.                                                6,000      106
   Rohm Co. Ltd.                                                 1,000       96
   Saizeriya Co. Ltd. +                                            400        7
   Sanden Corp. +                                                1,000        6
   Sankyo Co. Ltd.                                               4,000       78
   Sankyo Co. Ltd. - Gunma                                         300       14
   Sanyo Electric Co. Ltd. +                                    13,000       43
   Sapporo Breweries Ltd. +                                      2,000        9
   Secom Co. Ltd.                                                2,000       79
   Sega Sammy Holdings, Inc. +                                     252       13
   Seiko Epson Corp.                                               400       16
   Seino Transportation Co. Ltd.                                 1,000        9
   Sekisui Chemical Co. Ltd.                                     4,000       26
   Sekisui House Ltd.                                            4,000       44
   Seven-Eleven Japan Co. Ltd.                                   3,000       92

See notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 39 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0% - CONTINUED
--------------------------------------------------------------------------------
Japan - 20.5% - (continued)
   Sharp Corp.                                                   9,000     $145
   Shimachu Co. Ltd.                                               400        9
   Shimamura Co. Ltd. +                                            200       15
   Shimano, Inc.                                                 1,000       26
   Shimizu Corp. +                                               4,000       21
   Shin-Etsu Chemical Co. Ltd.                                   3,400      132
   Shinsei Bank Ltd.                                             3,000       20
   Shionogi & Co. Ltd. +                                         2,000       27
   Shiseido Co. Ltd. +                                           3,000       41
   Shizuoka Bank (The) Ltd. +                                    5,000       44
   Showa Denko K.K.                                              8,000       20
   Showa Shell Sekiyu K.K. +                                     1,000        9
   SMC Corp. of Japan                                              500       55
   Snow Brand Milk Products Co. Ltd. * +                         1,500        5
   Softbank Corp. +                                              2,000       99
   Sompo Japan Insurance, Inc. +                                 6,000       57
   Sony Corp.                                                    8,400      306
   Stanley Electric Co. Ltd. +                                   1,000       16
   Sumitomo Bakelite Co. Ltd. +                                  1,000        6
   Sumitomo Chemical Co. Ltd.                                   13,000       65
   Sumitomo Corp.                                                9,000       76
   Sumitomo Electric Industries Ltd.                             7,000       73
   Sumitomo Heavy Industries Ltd. * +                            4,000       13
   Sumitomo Metal Industries Ltd.                               39,000       52
   Sumitomo Metal Mining Co. Ltd. +                              4,000       30
   Sumitomo Mitsui Financial Group,
      Inc. +                                                        37      257
   Sumitomo Osaka Cement Co. Ltd.                                3,000        7
   Sumitomo Realty & Development Co.
      Ltd. +                                                     4,000       49
   Sumitomo Trust & Banking (The) Co.
      Ltd.                                                       8,000       53
   Suruga Bank (The) Ltd. +                                      2,000       15
   Suzuken Co. Ltd.                                                600       14
   T&D Holdings, Inc.                                            2,000       93
   Taiheiyo Cement Corp. +                                       6,400       16
   Taisei Corp. +                                                7,000       28
   Taisho Pharmaceutical Co. Ltd.                                1,000       19
   Taiyo Yuden Co. Ltd.                                          1,000       10
   Takara Holdings, Inc. +                                       1,000        7
   Takashimaya Co. Ltd. +                                        3,000       28
   Takeda Chemical Industries Ltd.                               7,800      384
   Takefuji Corp.                                                  590       38
   Takuma Co. Ltd. +                                             1,000        7
   TDK Corp.                                                       900       65
   Teijin Ltd. +                                                 7,000     $ 30
   Teikoku Oil Co. Ltd. +                                        2,000       11
   Terumo Corp.                                                  1,400       36
   THK Co. Ltd. +                                                  800       15
   TIS, Inc. +                                                     500       21
   Tobu Railway Co. Ltd. +                                       6,000       22
   Toda Corp.                                                    2,000        9
   Toho Co. Ltd. of Tokyo +                                      1,100       18
   Tohoku Electric Power Co., Inc.                               3,400       60
   Tokyo Broadcasting System, Inc.                                 500        8
   Tokyo Electric Power Co., Inc.                               10,500      251
   Tokyo Electron Ltd.                                           1,500       83
   Tokyo Gas Co. Ltd. +                                         25,000      100
   Tokyo Style Co. Ltd. +                                        1,000       11
   Tokyu Corp. +                                                 9,000       46
   TonenGeneral Sekiyu KK +                                      2,000       19
   Toppan Printing Co. Ltd. +                                    6,000       62
   Toray Industries, Inc.                                       13,000       57
   Toshiba Corp.                                                28,000      119
   Tosoh Corp.                                                   4,000       18
   Tostem Inax Holding Corp.                                     3,000       53
   Toto Ltd.                                                     2,000       18
   Toyo Seikan Kaisha Ltd.                                       1,000       16
   Toyo Suisan Kaisha Ltd.                                       1,000       13
   Toyobo Co. Ltd.                                               5,000       11
   Toyoda Gosei Co. Ltd. +                                         300        6
   Toyota Industries Corp.                                       2,000       46
   Toyota Motor Corp.                                           25,100      942
   Trend Micro, Inc.                                               500       26
   Ube Industries Ltd. of Japan                                  6,000       10
   UFJ Holdings, Inc. *                                             36      191
   Uni-Charm Corp.                                                 400       19
   UNY Co. Ltd.                                                  1,000       11
   USS Co. Ltd. +                                                  100        9
   Wacoal Corp. +                                                1,000       11
   West Japan Railway Co.                                           15       61
   World Co. Ltd.                                                  500       18
   Yahoo Japan Corp. * +                                            18       83
   Yamada Denki Co. Ltd. +                                       1,000       43
   Yamaha Corp.                                                  1,000       14
   Yamaha Motor Co. Ltd.                                         1,000       15
   Yamanouchi Pharmaceutical Co. Ltd. +                          2,400       88

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 40 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                               NUMBER      VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0% - CONTINUED
--------------------------------------------------------------------------------
Japan - 20.5% - (continued)
   Yamato Transport Co. Ltd.                                   4,000     $    57
   Yamazaki Baking Co. Ltd.                                    1,000           9
   Yokogawa Electric Corp. +                                   2,000          28
--------------------------------------------------------------------------------
                                                                          16,196
--------------------------------------------------------------------------------
Luxembourg - 0.1%
   Arcelor                                                     3,691          81
--------------------------------------------------------------------------------
Malaysia - 0.0%
   Promet Berhad                                               4,000          --
   Silverstone Corp. BHD                                         352          --
--------------------------------------------------------------------------------
                                                                              --
--------------------------------------------------------------------------------
Netherlands - 4.6%
   ABN AMRO Holding N.V.                                      14,001         344
   Aegon N.V.                                                 12,049         149
   Akzo Nobel N.V.                                             2,554         106
   ASML Holding N.V. * +                                       3,639          56
   Corio N.V.                                                    389          21
   DSM N.V. +                                                    719          43
   Euronext N.V.                                                 800          24
   European Aeronautic Defense & Space
      Co. +                                                    2,400          73
   Hagemeyer N.V.                                                914           2
   Hagemeyer N.V. QIB                                          3,199           7
   Heineken N.V.                                               1,963          62
   IHC Caland N.V.                                               269          17
   ING Groep N.V. - CVA                                       16,010         441
   Koninklijke Ahold N.V. * +                                  7,077          52
   Koninklijke Ahold N.V. ADR *                                3,866          28
   Koninklijke Philips Electronics N.V.                       11,831         305
   OCE N.V.                                                      699          10
   Qiagen N.V. * +                                             1,100          12
   Reed Elsevier N.V.                                          5,947          80
   Rodamco Europe N.V.                                           399          30
   Royal Dutch Petroleum Co.                                  18,008       1,032
   Royal KPN N.V.                                             15,520         135
   Royal Numico NV *                                           1,328          47
   TPG N.V.                                                    3,114          82
   Unilever N.V. - CVA +                                       5,124         322
   Vedior N.V. - CVA +                                         1,332          22
   VNU N.V.                                                    1,786          54
   Wereldhave N.V. +                                             175          17
   Wolters Kluwer N.V. - CVA                                   2,413          46
--------------------------------------------------------------------------------
                                                                           3,619
--------------------------------------------------------------------------------
New Zealand - 0.2%
   Auckland International Airport Ltd.                         2,192     $    12
   Carter Holt Harvey Ltd.                                     5,625           9
   Contact Energy Ltd.                                         2,600          12
   Fisher & Paykel Appliances Holdings
      Ltd.                                                     1,920           6
   Fisher & Paykel Healthcare Corp.                            3,220           7
   Fletcher Building Ltd.                                      3,579          16
   Independent Newspapers Ltd.                                 1,166           4
   NGC Holdings Ltd.                                           1,142           3
   Sky City Entertainment Group Ltd.                           4,000          14
   Sky Network Television Ltd. *                                 800           3
   Telecom Corp. of New Zealand Ltd.                          15,375          66
   Tenon Ltd. *                                                  731           1
   Tower Ltd. * +                                              3,100           5
   Warehouse Group Ltd.                                        1,200           3
--------------------------------------------------------------------------------
                                                                             161
--------------------------------------------------------------------------------
Norway - 0.6%
   DnB Holding ASA                                             7,500          71
   Norsk Hydro ASA                                             1,420         116
   Norske Skogindustrier ASA                                     900          19
   Orkla ASA +                                                 1,500          46
   Schibsted ASA                                                 400          11
   Smedvig ASA, Class A                                          300           5
   Statoil ASA                                                 3,900          62
   Storebrand ASA +                                            1,300          12
   Tandberg ASA *                                              1,000          11
   Telenor ASA +                                               8,800          77
   Tomra Systems ASA                                           1,500           8
   Yara International ASA * +                                  1,160          15
--------------------------------------------------------------------------------
                                                                             453
--------------------------------------------------------------------------------
Portugal - 0.3%
   Banco BPI S.A. (Registered)                                 3,400          14
   Banco Comercial Portugues S.A.
      (Registered)                                            14,027          35
   Banco Espirito Santo S.A.
      (Registered)                                               918          16
   Brisa-Auto Estradas de Portugal
      S.A. +                                                   2,400          21
   Cimpor Cimentos de Portugal S.A.                            1,400           8
   Electricidade de Portugal S.A.                             16,000          47
   Jeronimo Martins, SGPS, S.A. *                                394           5
   Portugal Telecom, SGPS, S.A.
      (Registered)                                             6,874          81
   PT Multimedia Servicos de
      Telecomunicacoes e Multimedia,
      SGPS, S.A.                                                 400          10
   Sonae, SGPS, S.A.                                           8,900          12
--------------------------------------------------------------------------------
                                                                             249
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 41 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0% - CONTINUED
--------------------------------------------------------------------------------
Singapore - 0.8%
   Allgreen Properties Ltd.                                     4,000     $    3
   CapitaLand Ltd.                                              8,500         11
   Chartered Semiconductor Manufacturing
      Ltd. * +                                                  8,500          5
   City Developments Ltd.                                       4,000         17
   ComfortDelgro Corp. Ltd.                                    15,000         13
   Creative Technology Ltd.                                       200          3
   Cycle & Carriage Ltd.                                        1,382          8
   Datacraft Asia Ltd. *                                        2,000          2
   DBS Group Holdings Ltd.                                     11,198        108
   Fraser and Neave Ltd.                                        1,530         14
   Haw Par Corp. Ltd.                                             711          2
   Keppel Corp. Ltd.                                            5,250         26
   Keppel Land Ltd.                                             3,000          4
   Neptune Orient Lines Ltd.                                    7,370         13
   Oversea-Chinese Banking Corp.                                8,980         73
   Parkway Holdings Ltd.                                        5,000          4
   SembCorp Industries Ltd.                                     7,494          7
   SembCorp Logistics Ltd.                                      2,000          3
   SembCorp Marine Ltd.                                         4,000          3
   Singapore Airlines Ltd.                                      4,000         26
   Singapore Exchange Ltd.                                      6,000          6
   Singapore Land Ltd.                                          1,000          3
   Singapore Press Holdings Ltd.                               16,295         47
   Singapore Technologies Engineering
      Ltd.                                                     11,000         14
   Singapore Telecommunications Ltd.                           58,500         85
   SMRT Corp. Ltd.                                              5,000          3
   STATS ChipPAC Ltd. *                                         2,000          1
   United Overseas Bank Ltd.                                    9,392         78
   United Overseas Land Ltd.                                    3,000          4
   Venture Corp. Ltd.                                           2,000         19
   Wing Tai Holdings Ltd.                                       3,500          2
--------------------------------------------------------------------------------
                                                                             607
--------------------------------------------------------------------------------
Spain - 3.8%
   Abertis Infraestructuras S.A.                                2,058         43
   Acciona S.A.                                                   300         24
   Acerinox S.A.                                                1,900         28
   ACS Actividades Cons y Serv                                  2,385         50
   Altadis S.A. +                                               2,626        107
   Amadeus Global Travel Distribution
      S.A., Class A                                             2,000         17
   Antena 3 Television SA *                                       136     $    9
   Banco Bilbao Vizcaya Argentaria S.A.                        28,680        472
   Banco Popular Espanol S.A.                                   1,265         80
   Banco Santander Central Hispano S.A.                        50,284        604
   Corporacion Mapfre S.A.                                        889         13
   Endesa S.A. +                                                7,775        168
   Fomento de Construcciones y Contratas
      S.A.                                                        426         17
   Gas Natural SDG S.A.                                         1,775         51
   Grupo Ferrovial S.A.                                           600         29
   Iberdrola S.A.                                               7,121        167
   Iberia (Lineas Aereas de Espana)                             3,800         12
   Inditex S.A.                                                 1,970         58
   Indra Sistemas S.A. +                                        1,100         17
   NH Hoteles S.A. *                                              800         10
   Promotora de Informaciones S.A.
      (Prisa) +                                                   600         12
   Repsol YPF S.A. +                                            8,422        205
   Sacyr Vallehermoso S.A.                                        845         13
   Sociedad General de Aguas de
      Barcelona S.A.                                              530         10
   Telefonica Publicidad e Informacion
      S.A.                                                      1,400         11
   Telefonica S.A. *                                           38,789        682
   Union Fenosa S.A.                                            1,763         45
   Zeltia S.A.                                                  1,300         10
--------------------------------------------------------------------------------
                                                                           2,964
--------------------------------------------------------------------------------
Sweden - 2.6%
   Alfa Laval AB +                                                600          9
   Assa Abloy AB, Class B                                       2,600         40
   Atlas Copco AB, Class A                                      1,400         62
   Atlas Copco AB, Class B                                        600         24
   Axfood AB                                                      200          6
   Billerud A.B. +                                                500          8
   Castellum AB                                                   300         10
   Electrolux AB, Class B                                       3,323         73
   Eniro AB                                                     1,400         14
   Gambro AB, Class A                                           1,500         20
   Gambro AB, Class B                                             800         10
   Getinge AB, Class B                                          1,600         20
   Hennes & Mauritz AB, Class B                                 4,540        146
   Hoganas AB, Class B                                            200          5
   Holmen AB, Class B                                             400         14
   Modern Times Group AB, Class B * +                             400         10
   Nordea AB                                                   20,600        202
   OM AB                                                          400          5

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 42 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0% - CONTINUED
--------------------------------------------------------------------------------
Sweden - 2.6% - (continued)
   Sandvik AB                                                    2,300    $   93
   SAS AB * +                                                      600         5
   Scania                                                          400        16
   Securitas AB, Class B                                         2,300        37
   Skandia Forsakrings AB                                       10,010        42
   Skandinaviska Enskilda Banken,
      Class A                                                    4,700        90
   Skanska AB, Class B                                           3,200        38
   SKF AB, Class B                                                 611        26
   SSAB Svenskt Stal AB, Series A                                  500        12
   SSAB Svenskt Stal AB, Series B                                  200         5
   Svenska Cellulosa AB, Class B                                 2,200        92
   Svenska Handelsbanken AB, Class A                             5,000       122
   Swedish Match AB                                              2,900        33
   Tele2 AB, Class B * +                                           700        28
   Telefonaktiebolaget LM Ericsson,
      Class B *                                                137,740       459
   TeliaSonera AB                                               18,600       114
   Trelleborg AB, Class B +                                        600        10
   Volvo AB, Class A                                               900        35
   Volvo AB, Class B                                             2,300        94
   Wihlborgs Fastigheter AB                                        525        10
   WM-Data AB, Class B                                           2,100         5
--------------------------------------------------------------------------------
                                                                           2,044
--------------------------------------------------------------------------------
Switzerland - 7.0%
   ABB Ltd. * +                                                 17,726       110
   Adecco S.A. (Registered)                                      1,206        60
   Ciba Specialty Chemicals A.G.
      (Registered)                                                 500        36
   Clariant A.G. (Registered)                                    1,950        30
   Compagnie Financiere Richemont A.G.,
      Class A                                                    4,878       148
   Credit Suisse Group * +                                      10,791       421
   Geberit A.G. (Registered)                                        25        18
   Givaudan S.A. (Registered)                                       65        43
   Holcim Ltd. (Registered)                                      1,485        85
   Kudelski S.A. (Bearer) *                                        300        11
   Kuoni Reisen Holding (Registered)                                27        12
   Logitech International S.A.
      (Registered) *                                               400        23
   Lonza Group A.G. (Registered)                                   378        20
   Nestle S.A. (Registered)                                      3,773       968
   Nobel Biocare Holding A.G. +                                    269        48
   Novartis A.G. (Registered)                                   22,237     1,065
   Roche Holding A.G. (Genusschein)                              6,523       687
   Schindler Holding A.G.                                           50        18
   Serono S.A., Class B +                                           55        35
   SGS Societe Generale de Surveillance
      Holdings S.A. (Registered)                                    30    $   20
   STMicroelectronics N.V. +                                     5,801       117
   Sulzer A.G. (Registered) +                                       40        15
   Swatch Group A.G. (Registered)                                  500        14
   Swatch Group A.G., Class B                                      300        41
   Swiss Reinsurance (Registered)                                3,140       210
   Swisscom A.G. (Registered)                                      252        99
   Syngenta A.G.                                                 1,036       110
   Synthes, Inc. *                                                 485        53
   UBS A.G. (Registered)                                         9,884       799
   Unaxis Holding A.G. (Registered)                                 75         8
   Valora Holding A.G.                                              35         9
   Zurich Financial Services A.G.                                1,331       205
--------------------------------------------------------------------------------
                                                                           5,538
--------------------------------------------------------------------------------
United Kingdom - 24.5%
   3i Group PLC                                                  5,304        66
   Aegis Group PLC                                              10,000        20
   Aggreko PLC                                                   2,000         6
   Alliance Unichem PLC                                          2,000        27
   Amec PLC                                                      3,047        17
   Amvescap PLC                                                  6,433        39
   Anglo American PLC                                           13,131       319
   ARM Holdings PLC +                                            9,000        18
   Associated British Ports Holdings PLC                         2,462        22
   AstraZeneca PLC                                              15,125       591
   Aviva PLC                                                    20,632       228
   BAA PLC                                                      10,320       115
   BAE Systems PLC +                                            29,186       137
   Balfour Beatty PLC                                            4,158        24
   Barclays PLC                                                 58,603       605
   Barratt Developments PLC                                      2,235        22
   BBA Group PLC                                                 4,101        23
   Berkeley Group                                                1,000        23
   BG Group PLC                                                 33,171       230
   BHP Billiton PLC *                                           22,530       263
   BOC Group PLC                                                 4,964        89
   Boots Group PLC                                               6,446        78
   BP PLC +                                                    193,906     1,979
   BPB PLC                                                       4,000        34
   Brambles Industries PLC                                       6,646        33
   British Airways PLC *                                         5,120        22

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 43 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0% - CONTINUED
--------------------------------------------------------------------------------
United Kingdom - 24.5% - (continued)
   British American Tobacco PLC                                 15,126    $  254
   British Land Co. PLC                                          4,837        76
   British Sky Broadcasting PLC                                 12,054       128
   BT Group PLC                                                 79,377       295
   Bunzl PLC                                                     5,005        43
   Cable & Wireless PLC                                         20,811        45
   Cadbury Schweppes PLC                                        16,373       146
   Capita Group PLC                                              6,000        41
   Carnival PLC                                                  1,727        96
   Cattles PLC                                                   3,000        21
   Centrica PLC +                                               35,514       168
   Close Brothers Group PLC                                      1,000        14
   Cobham PLC                                                    1,000        27
   Compass Group PLC                                            21,154        93
   Corus Group PLC *                                            22,831        24
   Daily Mail & General Trust N.V.,
      Class A                                                    2,424        33
   Davis Service Group PLC                                       2,000        15
   De La Rue PLC                                                 1,850        12
   Diageo PLC +                                                 27,361       383
   Dixons Group PLC                                             17,342        48
   Electrocomponents PLC                                         4,000        22
   Emap PLC                                                      2,000        31
   EMI Group PLC                                                 6,737        31
   Enterprise Inns PLC                                           2,698        35
   Exel PLC                                                      3,501        49
   FirstGroup PLC                                                4,000        26
   FKI PLC                                                       5,000        13
   Friends Provident PLC                                        15,000        44
   GKN PLC                                                       6,646        29
   GlaxoSmithKline PLC                                          52,487     1,104
   Great Portland Estates PLC                                    1,440         9
   Group 4 Securicor PLC *                                       9,932        24
   GUS PLC +                                                     9,465       158
   Hammerson PLC                                                 2,040        31
   Hanson PLC                                                    5,855        47
   Hays PLC                                                     15,000        35
   HBOS PLC                                                     35,510       497
   Hilton Group PLC                                             15,863        78
   HSBC Holdings PLC                                            98,708     1,681
   ICAP PLC                                                      1,756         8
   IMI PLC                                                       3,000        22
   Imperial Chemical Industries PLC                              9,407    $   43
   Imperial Tobacco Group PLC                                    6,815       177
   Inchcape PLC                                                    269         8
   Intercontinental Hotels Group PLC +                           6,367        81
   International Power PLC *                                    10,302        30
   Invensys PLC *                                               51,179        17
   ITV PLC                                                      32,149        67
   J Sainsbury PLC                                              10,101        50
   Johnson Matthey PLC                                           2,000        39
   Kelda Group PLC                                               3,350        34
   Kesa Electricals PLC                                          4,842        25
   Kidde PLC                                                     7,307        21
   Kingfisher PLC                                               22,899       126
   Land Securities Group PLC                                     3,699        91
   Legal & General Group PLC                                    61,267       124
   Liberty International PLC +                                   2,000        34
   Lloyds TSB Group PLC                                         49,930       402
   LogicaCMG PLC                                                 6,344        22
   London Stock Exchange PLC                                       872         7
   Man Group PLC                                                 2,841        81
   Marconi Corp. PLC *                                           1,538        17
   Marks & Spencer Group PLC                                    15,462        97
   MFI Furniture PLC                                             5,000        11
   Misys PLC                                                     5,008        20
   Mitchells & Butlers PLC                                       4,494        26
   National Grid Transco PLC +                                  27,979       256
   Next PLC                                                      2,337        72
   Novar PLC                                                     3,900        12
   Pearson PLC                                                   7,870        92
   Peninsular & Oriental Steam
      Navigation (The) Co.                                       6,559        38
   Persimmon PLC                                                 2,000        24
   Pilkington PLC                                                8,974        18
   Provident Financial PLC                                       2,342        27
   Prudential PLC                                               22,511       180
   Punch Taverns PLC                                               936        11
   Rank Group PLC                                                5,215        30
   Reckitt Benckiser PLC                                         5,550       164
   Reed Elsevier PLC                                            12,154       112
   Rentokil Initial PLC                                         14,580        40
   Reuters Group PLC                                            13,604       100

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 44 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                               NUMBER      VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.0% - CONTINUED
--------------------------------------------------------------------------------
United Kingdom - 24.5% - (continued)
   Rexam PLC                                                    4,631    $    40
   Rio Tinto PLC                                                9,685        284
   RMC Group PLC +                                              2,000         32
   Rolls-Royce Group PLC                                       13,000         65
   Rolls-Royce Group PLC, Class B                             413,400          1
   Royal & Sun Alliance Insurance
      Group PLC                                                22,744         32
   Royal Bank of Scotland Group PLC                            27,583        848
   SABMiller PLC                                                7,299        123
   Sage Group PLC                                              11,000         41
   Schroders PLC                                                  690          9
   Scottish & Newcastle PLC                                     6,365         52
   Scottish & Southern Energy PLC                               8,393        132
   Scottish Power PLC                                          17,151        127
   Serco Group PLC                                              4,000         17
   Severn Trent PLC                                             3,000         51
   Shell Transport & Trading Co. PLC
      (Registered)                                             85,285        717
   Signet Group PLC                                            15,300         31
   Slough Estates PLC                                           4,000         37
   Smith & Nephew PLC                                           9,239         94
   Smiths Group PLC +                                           5,472         80
   SSL International PLC                                        2,000         11
   Stagecoach Group PLC                                         7,144         13
   Tate & Lyle PLC                                              3,575         34
   Taylor Woodrow PLC                                           5,046         22
   Tesco PLC                                                   69,736        402
   TI Automotive Ltd., Class A *                                5,000         --
   Tomkins PLC                                                  7,000         33
   Trinity Mirror PLC                                           1,471         17
   Unilever PLC                                                25,303        232
   United Business Media PLC                                    2,568         24
   United Utilities PLC +                                       4,570         49
   United Utilities PLC, Class A                                2,538         18
   Vodafone Group PLC +                                       587,658      1,595
   Whitbread PLC                                                2,352         36
   William Hill PLC                                             3,000         30
   Wimpey (George) PLC                                          3,000         20
   Wolseley PLC                                                 5,698         98
   WPP Group PLC                                               10,430        115
   Yell Group PLC                                               4,767    $    39
--------------------------------------------------------------------------------
                                                                          19,393
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $53,422)                                                            75,134

--------------------------------------------------------------------------------
PREFERRED STOCKS - 0.2%
--------------------------------------------------------------------------------
Germany - 0.2%
   Fresenius Medical Care A.G.                                    250         14
   Henkel KGaA                                                    534         45
   Porsche A.G.                                                    57         36
   ProSieben SAT.1 Media A.G.                                     675         11
   RWE A.G.                                                       350         16
   Volkswagen A.G.                                                900         30
--------------------------------------------------------------------------------
                                                                             152
--------------------------------------------------------------------------------
New Zealand - 0.0%
   Tenon Ltd. *                                                 1,200          2
--------------------------------------------------------------------------------
Total Preferred Stocks
--------------------------------------------------------------------------------
(Cost $105)                                                                  154

--------------------------------------------------------------------------------
RIGHTS - 0.0%
--------------------------------------------------------------------------------
   Aguas de Barcelona *                                           530         --
   BCA Naz Del Lavoro *                                        13,203          2
   Colruyt S.A. *                                                 144         --
   Karstadt Quelle A.G. *                                         350          1
--------------------------------------------------------------------------------
Total Rights
--------------------------------------------------------------------------------
(Cost $-)                                                                      3

--------------------------------------------------------------------------------
INVESTMENT COMPANY - 20.8%
--------------------------------------------------------------------------------
   Northern Institutional Funds -
      Liquid Assets Portfolio /(1)/                        16,491,676     16,492
--------------------------------------------------------------------------------
Total Investment Company
--------------------------------------------------------------------------------
(Cost $16,492)                                                            16,492

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 45 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                            PRINCIPAL
                                                              AMOUNT      VALUE
                                                              (000S)     (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.9%
--------------------------------------------------------------------------------
   Barclays Bank, Global Treasury
   Services, London,
      Eurodollar Time Deposit,
      2.06%, 12/1/04                                          $1,561    $ 1,561
   U.S. Treasury Bill, /(2)/
      1.59%, 12/23/04                                            745        744
--------------------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------------------
(Cost $2,305)                                                             2,305

--------------------------------------------------------------------------------
Total Investments - 118.9%
--------------------------------------------------------------------------------
(Cost $72,324)                                                           94,088
   Liabilities less Other Assets -                                      (14,984)
      (18.9)%
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $79,104

/(1)/ Investment relates to cash collateral received from portfolio securities loaned.
/(2)/ Security pledged as collateral to cover margin requirements for open futures contracts.

*    Non-Income Producing Security
+    Security is either wholly or partially on loan.

At November 30, 2004, the International Equity Index Portfolio had open futures contracts as follows:

--------------------------------------------------------------------------------
                                    NOTIONAL                          UNREALIZED
                        NUMBER OF    AMOUNT    CONTRACT   CONTRACT   GAIN/(LOSS)
TYPE                    CONTRACTS    (000S)    POSITION     EXP.        (000S)
--------------------------------------------------------------------------------
EuroStoxx-50                18       $  688      Long       12/04       $ 29

FTSE 100                     3          270      Short      12/04         --

Hang Seng
Index                        2          181      Long       12/04          1

Nikkei 225                   1           54      Short      12/04         --

SPI 200                      3          227      Long       12/04         16

TOPIX Index                  6          639      Long       12/04        (25)
--------------------------------------------------------------------------------
Total                                $2,059                             $ 21

At November 30, 2004, the industry sectors for the International Equity Index Portfolio were:

--------------------------------------------------------------------------------
INDUSTRY SECTOR                                                 % OF INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                12.0%
Consumer Staples                                                       8.2
Energy                                                                 8.5
Financials                                                            27.2
Health Care                                                            7.9
Industrials                                                            9.4
Information Technology                                                 6.3
Materials                                                              7.7
Telecommunication Services                                             7.6
Utilities                                                              5.2
--------------------------------------------------------------------------------
Total                                                                100.0%

At November 30, 2004, the International Equity Index Portfolio's investments (excluding short-term investments) were denominated in the following currencies:

--------------------------------------------------------------------------------
CONCENTRATION BY CURRENCY                                       % OF INVESTMENTS
--------------------------------------------------------------------------------
Euro                                                                  33.7%
United Kingdom Pound                                                  25.8
Japanese Yen                                                          21.5
Swiss Franc                                                           7.2
Australian Dollar                                                     5.0
All other currencies less than 5%                                     6.8
--------------------------------------------------------------------------------
Total                                                                100.0%

At November 30, 2004, the International Equity Index Portfolio had outstanding forward foreign currency exchange contracts as follows:

----------------------------------------------------------------------
               AMOUNT       IN       AMOUNT
CONTRACTS      (LOCAL    EXCHANGE    (LOCAL                 UNREALIZED
TO DELIVER   CURRENCY)      FOR     CURRENCY   SETTLEMENT      GAIN
CURRENCY       (000S)    CURRENCY    (000S)       DATE        (000S)
----------------------------------------------------------------------
U.S.
Dollar         1,741     Euro         1,336      1/19/05        $35
U.S.                     Japanese
Dollar           831     Yen         86,170      1/19/05         10
                         United
U.S.                     Kingdom
Dollar         1,053     Pound          569      1/19/05         30
----------------------------------------------------------------------
Total                                                           $75

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 46 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 101.3%

Advertising - 1.0%
   Getty Images, Inc. *                                          1,900    $  111
--------------------------------------------------------------------------------
Aerospace/Defense - 1.2%
   Esterline Technologies Corp. *                                3,600       128
--------------------------------------------------------------------------------
Apparel - 2.1%
   Deckers Outdoor Corp. * +                                     2,700       117
   Quiksilver, Inc. *                                            3,800       113
--------------------------------------------------------------------------------
                                                                             230
--------------------------------------------------------------------------------
Banks - 2.2%
   East-West Bancorp, Inc.                                       5,800       241
--------------------------------------------------------------------------------
Biotechnology - 1.5%
   Serologicals Corp. * +                                        6,800       159
--------------------------------------------------------------------------------
Commercial Services - 9.0%
   Alliance Data Systems Corp. *                                 2,900       124
   Bright Horizons Family Solutions, Inc. *                      2,300       144
   Corporate Executive Board Co.                                 2,300       154
   CoStar Group, Inc. * +                                        5,700       250
   iPayment, Inc. *                                              4,500       173
   Labor Ready, Inc. * +                                         8,300       132
--------------------------------------------------------------------------------
                                                                             977
--------------------------------------------------------------------------------
Computers - 2.2%
   Manhattan Associates, Inc. * +                                5,700       138
   Research In Motion Ltd. *                                     1,100        98
--------------------------------------------------------------------------------
                                                                             236
--------------------------------------------------------------------------------
Diversified Financial Services - 1.6%
   Chicago Mercantile Exchange Holdings, Inc. +                    900       176
--------------------------------------------------------------------------------
Electronics - 2.2%
   Cymer, Inc. *                                                 8,000       243
--------------------------------------------------------------------------------
Entertainment - 4.1%
   Lions Gate Entertainment Corp. * +                           21,300       229
   Penn National Gaming, Inc. *                                  4,000       211
--------------------------------------------------------------------------------
                                                                             440
--------------------------------------------------------------------------------
Environmental Control - 1.5%
   Stericycle, Inc. *                                            3,900       163
--------------------------------------------------------------------------------
Food - 1.2%
   United Natural Foods, Inc. *                                  4,600       129
--------------------------------------------------------------------------------
Healthcare - Products - 13.8%
   Advanced Neuromodulation Systems, Inc. * +                    6,200       224
   American Medical Systems Holdings, Inc. * +                   4,700       179
   Cooper Cos., Inc. +                                           3,100       215
   Gen-Probe, Inc. *                                             4,000       160
   IDEXX Laboratories, Inc. *                                    3,500       181
   Inamed Corp. *                                                3,000    $  161
   Respironics, Inc. *                                           3,500       194
   Sybron Dental Specialties, Inc. *                             5,200       178
--------------------------------------------------------------------------------
                                                                           1,492
--------------------------------------------------------------------------------
Healthcare - Services - 2.1%
   Pediatrix Medical Group, Inc. *                               2,600       162
   Psychiatric Solutions, Inc. * +                               2,100        68
--------------------------------------------------------------------------------
                                                                             230
--------------------------------------------------------------------------------
Insurance - 1.2%
   Selective Insurance Group, Inc. +                             3,000       134
--------------------------------------------------------------------------------
Internet - 0.9%
   Shopping.com Ltd. *                                           3,000        92
--------------------------------------------------------------------------------
Iron/Steel - 1.0%
   Reliance Steel & Aluminum Co.                                 2,600       104
--------------------------------------------------------------------------------
Leisure Time - 1.4%
   Life Time Fitness, Inc. *                                     6,000       149
--------------------------------------------------------------------------------
Lodging - 2.5%
   La Quinta Corp. *                                            16,900       136
   Station Casinos, Inc.                                         2,300       131
--------------------------------------------------------------------------------
                                                                             267
--------------------------------------------------------------------------------
Machinery - Diversified - 1.3%
   Zebra Technologies Corp., Class A *                           2,800       141
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 2.5%
   Ceradyne, Inc. * +                                            5,500       272
--------------------------------------------------------------------------------
Oil & Gas - 4.4%
   Edge Petroleum Corp. of Delaware *                            5,300        81
   Range Resources Corp.                                         7,000       145
   Southwestern Energy Co. *                                     4,500       247
--------------------------------------------------------------------------------
                                                                             473
--------------------------------------------------------------------------------
Oil & Gas Services - 3.8%
   Cal Dive International, Inc. * +                              8,200       353
   Veritas DGC, Inc. * +                                         2,600        61
--------------------------------------------------------------------------------
                                                                             414
--------------------------------------------------------------------------------
Packaging & Containers - 1.5%
   Greif Inc., Class A                                           3,300       160
--------------------------------------------------------------------------------
Pharmaceuticals - 1.6%
   VCA Antech, Inc. *                                            9,300       173
--------------------------------------------------------------------------------
REITS - 1.4%
   Centerpoint Properties Corp.                                  3,200       150
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 47 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO (continued)

                                                              NUMBER      VALUE
                                                            OF SHARES     (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 101.3% - CONTINUED
--------------------------------------------------------------------------------
Retail - 6.9%
   Aeropostale, Inc. *                                          3,700   $   105
   Applebee's International, Inc.                               5,400       139
   Claire's Stores, Inc.                                        4,400        90
   Copart, Inc. *                                               8,200       177
   Dick's Sporting Goods, Inc. * +                              6,600       238
--------------------------------------------------------------------------------
                                                                            749
--------------------------------------------------------------------------------
Semiconductors - 1.4%
   Integrated Circuit Systems, Inc. *                           6,300       149
--------------------------------------------------------------------------------
Software - 9.5%
   Ansys, Inc. *                                                6,500       199
   Certegy, Inc.                                                4,900       168
   Cognos, Inc. *                                               5,500       217
   Global Payments, Inc. +                                      4,000       221
   Hyperion Solutions Corp. * +                                 5,000       224
--------------------------------------------------------------------------------
                                                                          1,029
--------------------------------------------------------------------------------
Telecommunications - 7.3%
   Adtran, Inc.                                                 7,400       166
   Andrew Corp. *                                              12,200       173
   Plantronics, Inc.                                            3,500       144
   RF Micro Devices, Inc. *                                    24,400       170
   Western Wireless Corp., Class A * +                          4,900       132
--------------------------------------------------------------------------------
                                                                            785
--------------------------------------------------------------------------------
Transportation - 7.0%
   Forward Air Corp. *                                          2,300       107
   General Maritime Corp. * +                                   6,300       286
   Hunt (J.B.) Transport Services, Inc.                         3,900       157
   UTI Worldwide, Inc.                                          3,000       207
--------------------------------------------------------------------------------
                                                                            757
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $9,221)                                                            10,953

--------------------------------------------------------------------------------
INVESTMENT COMPANY - 32.7%
--------------------------------------------------------------------------------
   Northern Institutional Funds -
      Liquid Assets Portfolio /(1)/                         3,532,254     3,532
--------------------------------------------------------------------------------
Total Investment Company
--------------------------------------------------------------------------------
(Cost $3,532)                                                             3,532

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 2.2%
--------------------------------------------------------------------------------
   Barclays Bank, Global Treasury
      Services, London, Eurodollar Time
      Deposit, 2.06%, 12/1/04                                  $241     $   241
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $241)                                                                 241

--------------------------------------------------------------------------------
Total Investments - 136.2%
--------------------------------------------------------------------------------
(Cost $12,994)                                                           14,726
   Liabilities less Other Assets - (36.2)%                               (3,915)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $10,811

/(1)/ Investment relates to cash collateral received from portfolio securities loaned.

*    Non-Income Producing Security
+    Security is either wholly or partially on loan.

At November 30, 2004, the industry sectors for the Small Company Growth Portfolio were:

--------------------------------------------------------------------------------
INDUSTRY SECTOR                                                 % OF INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                16.2%
Consumer Staples                                                       1.2
Energy                                                                10.7
Financials                                                             6.4
Health Care                                                           18.8
Industrials                                                           18.2
Information Technology                                                25.8
Materials                                                              1.5
Telecommunication Services                                             1.2
--------------------------------------------------------------------------------
Total                                                                100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 48 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO

                                                               NUMBER     VALUE
                                                             OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5%
--------------------------------------------------------------------------------
Advertising - 0.5%
   Advo, Inc.                                                  2,280     $   80
   Catalina Marketing Corp. * +                                3,489         98
   Grey Global Group, Inc.                                        62         68
   R.H. Donnelley Corp. *                                      1,665         91
   Sitel Corp. *                                               3,200          7
   ValueVision Media, Inc., Class A *                          1,331         15
   Ventiv Health, Inc. *                                       1,319         26
--------------------------------------------------------------------------------
                                                                            385
--------------------------------------------------------------------------------
Aerospace/Defense - 1.3%
   AAR Corp. *                                                 2,243         31
   Armor Holdings, Inc. * +                                    1,871         81
   BE Aerospace, Inc. *                                        3,905         41
   Curtiss-Wright Corp.                                        1,344         80
   DRS Technologies, Inc. *                                    1,591         68
   Ducommun, Inc. * +                                            590         15
   EDO Corp. +                                                 1,261         38
   Engineered Support Systems, Inc. +                          1,570         86
   Esterline Technologies Corp. *                              1,406         50
   GenCorp, Inc. * +                                           2,476         42
   Heico Corp. +                                               1,147         25
   Herley Industries, Inc. *                                     893         18
   Innovative Solutions & Supports,
      Inc. *                                                     600         18
   Kaman Corp., Class A +                                      1,790         22
   Moog, Inc., Class A *                                       1,857         78
   MTC Technologies, Inc. *                                      504         16
   Orbital Sciences Corp. * +                                  3,477         45
   Sequa Corp., Class A *                                        326         19
   Teledyne Technologies, Inc. *                               2,291         68
   Titan Corp. *                                               5,846         94
   Triumph Group, Inc. * +                                     1,101         45
   United Industrial Corp. of New York +                         781         30
--------------------------------------------------------------------------------
                                                                          1,010
--------------------------------------------------------------------------------
Agriculture - 0.4%
   Alico, Inc.                                                   292         16
   Delta & Pine Land Co.                                       2,611         70
   DIMON, Inc. +                                               3,436         23
   Maui Land & Pineapple Co., Inc. *                             252          8
   Standard Commercial Corp.                                     814         15
   Tejon Ranch Co. +                                             601         24
   Universal Corp. of Virginia                                 1,708         83
   Vector Group Ltd. +                                         1,828         30
--------------------------------------------------------------------------------
                                                                            269
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Airlines - 0.6%
   Airtran Holdings, Inc. * +                                  5,912     $   70
   Alaska Air Group, Inc. * +                                  1,975         62
   America West Holdings Corp., Class
      B * +                                                    2,934         17
   Continental Airlines, Inc., Class
      B * +                                                    4,555         51
   Delta Air Lines, Inc. * +                                   8,100         56
   ExpressJet Holdings, Inc. * +                               2,427         28
   FLYi, Inc. * +                                              3,255          6
   Frontier Airlines, Inc. *                                   2,540         30
   Mesa Air Group, Inc. * +                                    2,816         20
   Northwest Airlines Corp. * +                                5,654         58
   Pinnacle Airlines Corp., *                                  1,000         12
   Skywest, Inc.                                               4,087         78
--------------------------------------------------------------------------------
                                                                            488
--------------------------------------------------------------------------------
Apparel - 0.9%
   Carter's, Inc. *                                              300         11
   Cherokee, Inc. +                                              523         15
   Deckers Outdoor Corp. * +                                     654         28
   DHB Industries, Inc. * +                                    1,562         29
   Guess?, Inc. *                                                900         13
   Gymboree Corp. *                                            2,116         25
   Hartmarx Corp. *                                            1,200         10
   K-Swiss, Inc., Class A +                                    1,814         49
   Kellwood Co. +                                              1,892         66
   Oshkosh B'Gosh, Inc., Class A +                               645         13
   Oxford Industries, Inc. +                                     898         37
   Perry Ellis International, Inc. *                             336          6
   Phillips-Van Heusen Corp. +                                 1,727         47
   Quiksilver, Inc. *                                          3,888        115
   Russell Corp.                                               2,059         38
   Skechers U.S.A., Inc., Class A *                            1,431         17
   Steven Madden Ltd. * +                                        845         16
   Stride Rite Corp.                                           2,877         32
   Warnaco Group (The), Inc. * +                               3,221         64
   Weyco Group, Inc. +                                           252         10
   Wolverine World Wide, Inc.                                  2,808         84
--------------------------------------------------------------------------------
                                                                            725
--------------------------------------------------------------------------------
Auto Manufacturers - 0.1%
   A.S.V., Inc. *                                                504         21
   Wabash National Corp. * +                                   2,035         51
--------------------------------------------------------------------------------
                                                                             72
--------------------------------------------------------------------------------
Auto Parts & Equipment - 0.9%
   Aftermarket Technology Corp. *                              1,168         20

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 49 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Auto Parts & Equipment - 0.9% - (continued)
   ArvinMeritor, Inc.                                            4,800     $105
   Bandag, Inc.                                                    778       39
   Collins & Aikman Corp. * +                                    2,585        9
   Cooper Tire & Rubber Co. +                                    4,541       93
   Exide Technologies *                                          1,600       20
   Goodyear Tire & Rubber (The) Co. * +                         10,920      138
   Hayes Lemmerz International, Inc. *                           2,300       18
   Keystone Automotive Industries, Inc. *                          961       22
   Modine Manufacturing Co.                                      1,637       53
   Noble International Ltd. +                                      600       12
   Sports Resorts International, Inc. *                            100       --
   Standard Motor Products, Inc.                                   700       11
   Strattec Security Corp. *                                       284       18
   Superior Industries International, Inc. +                     1,534       43
   Tenneco Automotive, Inc. *                                    2,992       46
   Tower Automotive, Inc. * +                                    5,459       10
   Visteon Corp. +                                               9,025       76
--------------------------------------------------------------------------------
                                                                            733
--------------------------------------------------------------------------------
Banks - 8.6%
   1st Source Corp.                                                987       26
   ABC Bancorp                                                     834       17
   Alabama National Bancorp                                        818       52
   Amcore Financial, Inc. +                                      1,741       57
   AmericanWest Bancorp * +                                        831       17
   Arrow Financial Corp. +                                         678       22
   Bancfirst Corp.                                                 259       18
   BancorpSouth, Inc.                                            5,100      127
   BancTrust Financial Group, Inc. +                               587       12
   Bank Mutual Corp.                                             4,959       61
   Bank of Granite Corp. +                                       1,077       23
   Bank of the Ozarks, Inc. +                                      808       29
   Banner Corp.                                                    797       26
   Boston Private Financial Holdings, Inc. +                     1,692       46
   Bryn Mawr Bank Corp. +                                          650       13
   Camden National Corp. +                                         734       28
   Capital City Bank Group, Inc.                                   790       35
   Capital Corp. of the West +                                     420       22
   Capitol Bancorp Ltd. +                                          662       23
   Cascade Bancorp                                               1,292       28
   Cathay Bancorp, Inc. +                                        3,050      118
   Center Financial Corp. +                                        640       13
   Central Coast Bancorp *                                         820       19
   Central Pacific Financial Corp. +                             1,697     $ 57
   Century Bancorp, Inc. of Massachusetts, Class A                 266        8
   Chemical Financial Corp.                                      1,629       68
   Chittenden Corp.                                              3,176       94
   Citizens Banking Corp. of Michigan                            3,008      106
   City Holding Co. +                                            1,153       43
   CityBank Lynwood of Washington                                  665       26
   Coastal Financial Corp. +                                       977       15
   CoBiz, Inc.                                                   1,006       22
   Columbia Bancorp                                                468       17
   Columbia Banking Systems, Inc.                                  971       25
   Community Bank System, Inc.                                   1,726       48
   Community Banks, Inc. +                                         934       27
   Community Trust Bancorp, Inc. +                               1,045       35
   Corus Bankshares, Inc.                                        1,102       54
   CVB Financial Corp.                                           2,574       70
   East-West Bancorp, Inc.                                       3,489      145
   Farmers Capital Bank Corp. +                                    509       19
   Financial Institutions, Inc. +                                  685       17
   First Bancorp of North Carolina +                               942       27
   First BanCorp of Puerto Rico                                  2,300      147
   First Busey Corp. +                                           1,113       23
   First Charter Corp. +                                         2,062       56
   First Citizens Bancshares, Inc., Class A                        399       54
   First Commonwealth Financial Corp. +                          4,880       75
   First Community Bancorp of California                           900       38
   First Community Bancshares, Inc. +                              799       28
   First Financial Bancorp                                       2,400       41
   First Financial Bankshares, Inc. +                              951       41
   First Financial Corp. of Indiana +                            1,166       42
   First Indiana Corp.                                             940       22
   First Merchants Corp. +                                       1,538       41
   First Midwest Bancorp, Inc. of Illinois                       3,000      113
   First National Bankshares of Florida, Inc.                    4,126      106
   First Oak Brook Bancshares, Inc.                                500       16
   First of Long Island (The) Corp.                                300       15
   First Republic Bank +                                           779       40
   First State Bancorporation +                                    549       21
   FNB Corp. of Pennsylvania +                                   2,900       62
   FNB Corp. of Virginia                                           472       14
   Frontier Financial Corp.                                      1,269       51
   GB&T Bancshares, Inc.                                           420       11

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 50 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Banks - 8.6% - (continued)
   German American Bancorp +                                      777      $ 13
   Glacier Bancorp, Inc.                                        1,738        60
   Gold Banc Corp., Inc.                                        2,806        42
   Great Southern Bancorp, Inc. +                                 912        37
   Greater Bay Bancorp +                                        3,580       104
   Hancock Holding Co. +                                        1,952        66
   Hanmi Financial Corp.                                          891        33
   Harleysville National Corp.                                  1,995        56
   Heartland Financial USA, Inc. +                                756        17
   IBERIABANK Corp.                                               571        37
   Independent Bank Corp. of Massachusetts                        888        31
   Independent Bank Corp. of Michigan +                         1,278        38
   Integra Bank Corp. +                                         1,276        29
   Interchange Financial Services Corp. of New Jersey +           942        25
   Irwin Financial Corp. +                                      1,169        31
   Lakeland Bancorp, Inc. +                                       997        18
   Lakeland Financial Corp.                                       393        16
   Macatawa Bank Corp. +                                          716        22
   Main Street Banks, Inc. +                                      920        29
   MainSource Financial Group, Inc.                               750        18
   MB Financial, Inc. +                                         1,283        54
   MBT Financial Corp. +                                        1,343        32
   Mercantile Bank Corp. +                                        441        18
   Mid-State Bancshares                                         1,675        50
   Midwest Banc Holdings, Inc. +                                  872        20
   Nara Bancorp, Inc. +                                         1,313        27
   National Penn Bancshares, Inc.                               2,088        60
   NBC Capital Corp. +                                            516        14
   NBT Bancorp, Inc.                                            2,297        58
   Old National Bancorp of Indiana                              4,300       112
   Old Second Bancorp, Inc. +                                   1,022        33
   Omega Financial Corp.                                          783        28
   Oriental Financial Group, Inc. +                             1,099        33
   Pacific Capital Bancorp                                      3,146       104
   Park National Corp. +                                          945       128
   Peapack Gladstone Financial Corp. +                            594        19
   Pennrock Financial Services Corp. +                            664        27
   Peoples Bancorp, Inc. of Ohio                                  808        25
   Peoples Holding (The) Co. +                                    675        24
   PrivateBancorp, Inc. +                                       1,100        38
   Prosperity Bancshares, Inc.                                  1,067        30
   Provident Bankshares Corp.                                   2,221        82
   R & G Financial Corp.                                        1,923      $ 75
   Republic Bancorp, Inc. of Kentucky, Class A +                  636        18
   Republic Bancorp, Inc. of Michigan                           4,908        76
   Riggs National Corp. * +                                     1,136        23
   Royal Bancshares of Pennsylvania, Inc.                         329        10
   S & T Bancorp, Inc. +                                        1,663        61
   Sandy Spring Bancorp, Inc.                                   1,174        43
   Santander BanCorp +                                            471        13
   SCBT Financial Corp.                                           672        25
   Seacoast Banking Corp. of Florida                              905        20
   Security Bank Corp.                                            336        14
   Signature Bank of New York *                                   200         6
   Silicon Valley Bancshares * +                                2,334        98
   Simmons First National Corp., Class A +                      1,140        33
   Southern Community Financial Corp. +                           700         8
   Southside Bancshares, Inc. +                                   740        19
   Southwest Bancorp of Texas, Inc.                             4,702       115
   Southwest Bancorp, Inc. of Oklahoma                            796        21
   State Bancorp, Inc.                                            619        16
   State Financial Services Corp., Class A                        420        12
   Sterling Bancorp of New York                                 1,020        33
   Sterling Bancshares, Inc. of Texas +                         3,064        45
   Sterling Financial Corp. of Pennsylvania                     1,693        50
   Suffolk Bancorp +                                              952        32
   Sun Bancorp, Inc. of New Jersey *                              597        15
   Susquehanna Bancshares, Inc. +                               3,135        81
   SY Bancorp, Inc. +                                             839        19
   Taylor Capital Group, Inc.                                     336        12
   Texas Capital Bancshares, Inc. *                             1,200        25
   Texas Regional Bancshares, Inc., Class A                     2,722        97
   Tompkins Trustco, Inc.                                         637        34
   Trico Bancshares                                               942        23
   Trustco Bank Corp. of New York +                             5,178        73
   Trustmark Corp.                                              3,000        92
   UMB Financial Corp.                                          1,089        61
   Umpqua Holdings Corp. +                                      2,982        76
   Union Bankshares Corp. +                                       661        25
   United Bankshares, Inc.                                      2,400        92
   United Community Banks, Inc. of Georgia                      2,130        61
   Univest Corp. of Pennsylvania                                  400        19
   Unizan Financial Corp.                                       1,551        40
   USB Holding Co., Inc. +                                      1,081        30

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 51 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Banks - 8.6% - (continued)
   USB Holding Co., Inc. *                                      50,000    $   --
   Virginia Commerce Bancorp * +                                   525        15
   Virginia Financial Group, Inc. +                                633        22
   Washington Trust Bancorp, Inc. +                              1,096        32
   WesBanco, Inc. +                                              1,201        38
   West Bancorp +                                                1,410        24
   West Coast Bancorp of Oregon +                                1,225        32
   Westamerica Bancorporation                                    2,100       122
   Western Sierra Bancorp * +                                      528        21
   Wilshire Bancorp, Inc. * +                                      500        16
   Wintrust Financial Corp.                                      1,446        87
   Yardville National Bancorp                                      645        21
--------------------------------------------------------------------------------
                                                                           6,721
--------------------------------------------------------------------------------
Beverages - 0.1%
   Boston Beer Co., Inc., Class A * +                              596        13
   Coca-Cola Bottling Co. Consolidated +                           265        14
   Farmer Bros. Co.                                                300         8
   Hansen Natural Corp. * +                                        500        17
   Peet's Coffee & Tea, Inc. *                                     805        20
   Robert Mondavi (The) Corp. * +                                  669        38
--------------------------------------------------------------------------------
                                                                             110
--------------------------------------------------------------------------------
Biotechnology - 1.8%
   Aksys Ltd. * +                                                1,094         7
   Alexion Pharmaceuticals, Inc. *                               1,805        37
   Applera Corp. (Celera Genomics Group) * +                     5,048        71
   Ariad Pharmaceuticals, Inc. * +                               3,398        20
   Avant Immunotherapeutics, Inc. *                              4,951         9
   Axonyx, Inc. *                                                4,000        29
   Bio-Rad Laboratories, Inc., Class A *                         1,100        62
   Biocryst Pharmaceuticals, Inc. *                              1,700        11
   Cambrex Corp. +                                               1,629        40
   Cell Genesys, Inc. * +                                        2,856        21
   Ciphergen Biosystems, Inc. * +                                1,764         6
   CuraGen Corp. * +                                             3,430        21
   Curis, Inc. *                                                 2,500        10
   Cytogen Corp. * +                                             1,300        13
   Decode Genetics, Inc. * +                                     3,529        23
   Digene Corp. * +                                              1,002        24
   Diversa Corp. * +                                             1,594        13
   Encysive Pharmaceuticals, Inc. *                              3,932        43
   Enzo Biochem, Inc. * +                                        1,878        36
   Enzon Pharmaceuticals, Inc. * +                               3,047        41
   Exelixis, Inc. * +                                            4,131    $   37
   Genaera Corp. *                                               4,200        15
   Genelabs Technologies, Inc. *                                 5,300         4
   Genencor International, Inc. * +                                727        12
   Geron Corp. * +                                               3,115        22
   Human Genome Sciences, Inc. * +                               8,800        97
   Illumina, Inc. *                                              1,700        13
   Immunogen, Inc. * +                                           3,018        24
   Immunomedics, Inc. * +                                        3,702        10
   Incyte Corp. *                                                4,197        43
   Integra LifeSciences Holdings Corp. * +                       1,346        46
   InterMune, Inc. *                                             1,966        24
   Keryx Biopharmaceuticals, Inc. * +                            1,700        21
   Kosan Biosciences, Inc. *                                     1,465         9
   Lexicon Genetics, Inc. *                                      4,090        29
   Lifecell Corp. *                                              2,200        23
   Maxim Pharmaceuticals, Inc. * +                               2,500         7
   Maxygen, Inc. *                                               1,884        19
   Myriad Genetics, Inc. * +                                     2,108        41
   Nanogen, Inc. * +                                             2,900        13
   Neose Technologies, Inc. *                                    1,113         8
   Northfield Laboratories, Inc. * +                             1,500        28
   Oscient Pharmaceuticals Corp. *                               4,900        16
   Peregrine Pharmaceuticals, Inc. *                             9,278        12
   Praecis Pharmaceuticals, Inc. * +                             3,670         8
   Regeneration Technologies, Inc. * +                           1,830        17
   Regeneron Pharmaceuticals, Inc. * +                           2,731        25
   Seattle Genetics, Inc. *                                      2,724        19
   Serologicals Corp. * +                                        1,704        40
   SuperGen, Inc. * +                                            3,441        25
   Telik, Inc. * +                                               2,969        57
   Third Wave Technologies, Inc. * +                             2,014        16
   Transkaryotic Therapies, Inc. * +                             2,092        48
   Vertex Pharmaceuticals, Inc. * +                              5,794        61
--------------------------------------------------------------------------------
                                                                           1,426
--------------------------------------------------------------------------------
Building Materials - 1.1%
   Aaon, Inc. *                                                    780        12
   Apogee Enterprises, Inc.                                      1,855        27
   Comfort Systems USA, Inc. *                                   2,200        16
   Drew Industries, Inc. * +                                       490        16
   Eagle Materials, Inc. +                                       1,341       105
   ElkCorp +                                                     1,526        45

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 52 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Building Materials - 1.1% - (continued)
   Genlyte Group, Inc. *                                          892     $   72
   Lennox International, Inc.                                   3,100         56
   LSI Industries, Inc.                                         1,438         14
   NCI Building Systems, Inc. *                                 1,413         53
   Simpson Manufacturing Co., Inc.                              2,372         80
   Texas Industries, Inc.                                       1,418         85
   Trex Co., Inc. * +                                             624         29
   Universal Forest Products, Inc.                              1,044         45
   USG Corp. * +                                                2,233         73
   York International Corp.                                     2,873        106
--------------------------------------------------------------------------------
                                                                             834
--------------------------------------------------------------------------------
Chemicals - 2.7%
   Aceto Corp. +                                                1,036         18
   Airgas, Inc.                                                 3,900        104
   Albemarle Corp.                                              2,175         87
   American Vanguard Corp. +                                      300         11
   Arch Chemicals, Inc.                                         1,516         44
   Cabot Microelectronics Corp. * +                             1,681         62
   Crompton Corp. +                                             7,952         89
   Cytec Industries, Inc.                                       2,677        130
   Ferro Corp. +                                                2,793         64
   FMC Corp. *                                                  2,467        122
   Fuller (H.B.) Co.                                            1,956         56
   Georgia Gulf Corp.                                           1,964        113
   Grace (W.R.) & Co. *                                         4,834         66
   Great Lakes Chemical Corp.                                   3,318         97
   Hercules, Inc. * +                                           7,924        118
   Kronos Worldwide, Inc.                                         309         14
   MacDermid, Inc. +                                            1,858         68
   Minerals Technologies, Inc.                                  1,406         93
   Mosaic Co.(The) * +                                          8,179        142
   NewMarket Corp. *                                            1,175         23
   NL Industries, Inc.                                            598         14
   Octel Corp.                                                    730         16
   Olin Corp.                                                   4,706        107
   OM Group, Inc. *                                             1,934         59
   Omnova Solutions, Inc. *                                     2,757         16
   PolyOne Corp. *                                              6,356         59
   Quaker Chemical Corp.                                          681         17
   Schulman (A.), Inc.                                          2,054         44
   Sensient Technologies Corp. +                                3,173         73
   Spartech Corp.                                               1,770         49
   Stepan Co.                                                     443     $   11
   Symyx Technologies, Inc. *                                   1,830         58
   Terra Industries, Inc. * +                                   2,400         20
   Valhi, Inc.                                                  1,100         17
   Wellman, Inc. +                                              2,501         26
   Westlake Chemical Corp. +                                      700         22
--------------------------------------------------------------------------------
                                                                           2,129
--------------------------------------------------------------------------------
Commercial Services - 4.1%
   Aaron Rents, Inc. +                                          2,635         64
   ABM Industries, Inc.                                         2,633         58
   ACE Cash Express, Inc. *                                       700         19
   Administaff, Inc. * +                                        1,498         22
   Advisory Board (The) Co. *                                   1,079         38
   Albany Molecular Research, Inc. * +                          1,589         17
   Alderwoods Group, Inc. * +                                   2,742         29
   AMN Healthcare Services, Inc. * +                            1,011         16
   Arbitron, Inc. *                                             2,209         83
   Banta Corp.                                                  1,678         75
   Bowne & Co., Inc.                                            2,457         38
   Bright Horizons Family Solutions, Inc. *                       944         59
   CDI Corp.                                                      864         17
   Central Parking Corp. +                                      1,395         21
   Century Business Services, Inc. *                            5,321         23
   Charles River Associates, Inc. * +                             726         31
   Chemed Corp.                                                   824         51
   Clark, Inc. *                                                1,305         22
   Coinstar, Inc. * +                                           1,503         39
   Consolidated Graphics, Inc. *                                  884         42
   Cornell Cos., Inc. * +                                       1,019         15
   Corrections Corp. of America *                               2,462         97
   Corvel Corp. *                                                 557         18
   CoStar Group, Inc. * +                                       1,095         48
   Cross Country Healthcare, Inc. * +                           1,513         27
   DiamondCluster International, Inc., Class A *                1,500         18
   Dollar Thrifty Automotive Group *                            1,727         46
   Electro Rent Corp. *                                         1,370         19
   Euronet Worldwide, Inc. * +                                  1,414         35
   Exponent, Inc. *                                               300          8
   First Health Group Corp. *                                   6,500        116
   Forrester Research, Inc. * +                                 1,075         17
   FTI Consulting, Inc. * +                                     2,919         59
   Gartner, Inc., Class A *                                     5,183         62

See Notes to the Financial Statements.

               NORTHERN INSTITUTIIONAL FUNDS ANNUAL REPORTS 53 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Commercial Services - 4.1% - (continued)
   Geo Group, Inc. *                                               788    $   18
   Gevity HR, Inc.                                               1,527        27
   Greg Manning Auctions, Inc. * +                                 600         7
   Healthcare Services Group +                                   1,051        22
   Heidrick & Struggles International, Inc. * +                  1,117        38
   Hooper Holmes, Inc.                                           4,705        25
   Hudson Highland Group, Inc. * +                                 623        17
   Insurance Auto Auctions, Inc. * +                               756        17
   Integrated Electrical Services, Inc. * +                      2,553         8
   Interactive Data Corp. *                                      2,400        49
   Intersections, Inc. *                                           700        13
   iPayment, Inc. *                                                820        31
   Jackson Hewitt Tax Service, Inc.                              2,400        52
   Kelly Services, Inc., Class A                                 1,254        38
   Kforce, Inc. *                                                1,500        18
   Korn/Ferry International * +                                  2,140        40
   Labor Ready, Inc. * +                                         2,920        46
   Landauer, Inc.                                                  644        30
   Learning Tree International, Inc. * +                           744        10
   LECG Corp. *                                                    700        14
   MAXIMUS, Inc. *                                               1,250        39
   McGrath Rentcorp                                                586        25
   Medical Staffing Network Holdings, Inc. * +                     923         8
   Midas, Inc. * +                                               1,096        21
   Monro Muffler, Inc. *                                           819        20
   MPS Group, Inc. *                                             7,293        82
   Navigant Consulting, Inc. * +                                 3,234        75
   NCO Group, Inc. *                                             1,766        44
   Parexel International Corp. *                                 1,995        41
   PDI, Inc. * +                                                   564        13
   Pre-Paid Legal Services, Inc. +                                 867        30
   PRG-Schultz International, Inc. * +                           3,244        17
   Princeton Review, Inc. *                                      1,348         8
   Quanta Services, Inc. * +                                     5,036        39
   Rent-Way, Inc. * +                                            1,716        15
   Resources Connection, Inc. *                                  1,652        75
   Rewards Network, Inc. * +                                     1,542        10
   Rollins, Inc. +                                               1,372        34
   SFBC International, Inc. * +                                    980        38
   Sotheby's Holdings, Inc., Class A * +                         3,456        54
   Source Interlink Cos., Inc. *                                 1,723        22
   SOURCECORP, Inc. *                                            1,254        21
   Spherion Corp. * +                                            4,171    $   33
   Startek, Inc. +                                                 888        25
   Stewart Enterprises, Inc., Class A *                          7,389        55
   Strayer Education, Inc. +                                     1,069       115
   TeleTech Holdings, Inc. * +                                   2,625        26
   United Rentals, Inc. *                                        2,999        54
   Universal Technical Institute, Inc. * +                         900        30
   Valassis Communications, Inc. *                               3,500       119
   Vertrue, Inc. * +                                               508        18
   Volt Information Sciences, Inc. *                               623        19
   Watson Wyatt & Co. Holdings                                   2,409        64
--------------------------------------------------------------------------------
                                                                           3,158
--------------------------------------------------------------------------------
Computers - 3.1%
   ActivCard Corp. *                                             2,953        24
   Advanced Digital Information Corp. * +                        4,479        41
   Agilysys, Inc. +                                              1,990        33
   Ansoft Corp. *                                                  604        11
   Anteon International Corp. *                                  1,763        65
   BISYS Group (The), Inc. *                                     8,200       131
   Brocade Communications Systems, Inc. *                       17,600       122
   CACI International, Inc., Class A *                           2,066       128
   Carreker Corp. *                                              1,700        14
   Catapult Communications Corp. * +                               503        14
   CIBER, Inc. *                                                 3,585        33
   Covansys Corp. *                                              1,200        16
   Cray, Inc. * +                                                5,945        21
   Cyberguard Corp. * +                                          1,639        10
   Digimarc Corp. * +                                              910         8
   Dot Hill Systems Corp. *                                      2,785        18
   Echelon Corp. * +                                             2,327        18
   Electronics for Imaging, Inc. * +                             3,658        61
   Factset Research Systems, Inc.                                1,300        67
   Gateway, Inc. * +                                            15,574       106
   Hutchinson Technology, Inc. * +                               1,762        58
   iGate Corp. *                                                 1,709         7
   Imation Corp.                                                 2,300        74
   InFocus Corp. *                                               2,939        20
   Intergraph Corp. * +                                          2,508        66
   InterVoice, Inc. * +                                          2,653        35
   Iomega Corp. * +                                              4,201        19
   Kanbay International, Inc. *                                    400        12
   Komag, Inc. * +                                               2,130        36

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 54 NORTHERN INSTITUTIIONAL FUNDS ANNUAL REPORTS

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Computers - 3.1% - (continued)
   Kronos, Inc. *                                                2,188    $  111
   LaserCard Corp. * +                                             894         9
   Lexar Media, Inc. * +                                         4,880        39
   Magma Design Automation, Inc. * +                             1,698        23
   Manhattan Associates, Inc. * +                                1,994        48
   McData Corp., Class A *                                       7,800        44
   Mentor Graphics Corp. * +                                     4,992        63
   Mercury Computer Systems, Inc. *                              1,416        45
   Micros Systems, Inc. *                                        1,118        82
   Mobility Electronics, Inc. *                                  2,000        19
   MTS Systems Corp. +                                           1,626        49
   Netscout Systems, Inc. *                                      1,559        12
   Overland Storage, Inc. *                                        788        12
   PalmOne, Inc. * +                                             2,852       100
   PEC Solutions, Inc. * +                                         669        10
   Perot Systems Corp., Class A *                                5,242        84
   Quantum Corp. *                                              11,396        33
   Radisys Corp. *                                               1,497        21
   SI International, Inc. *                                        500        14
   Silicon Graphics, Inc. * +                                   19,876        32
   Silicon Storage Technology, Inc. * +                          5,671        39
   SimpleTech, Inc. *                                              700         3
   SRA International, Inc., Class A *                              783        45
   Stratasys, Inc. * +                                             730        24
   SYKES Enterprises, Inc. *                                     1,990        13
   Synaptics, Inc. * +                                           1,506        58
   Syntel, Inc.                                                    530        10
   Talx Corp.                                                    1,051        31
   Tier Technologies, Inc., Class B * +                          1,066         9
   Transact Technologies, Inc. *                                   700        16
   Tyler Technologies, Inc. * +                                  2,957        23
--------------------------------------------------------------------------------
                                                                           2,389
--------------------------------------------------------------------------------
Cosmetics/Personal Care - 0.2%
   Chattem, Inc. * +                                             1,231        45
   DEL Laboratories, Inc. *                                        393        13
   Elizabeth Arden, Inc. *                                       1,610        37
   Inter Parfums, Inc. +                                           300         5
   Revlon, Inc., Class A * +                                    11,500        24
--------------------------------------------------------------------------------
                                                                             124
--------------------------------------------------------------------------------
Distribution/Wholesale - 0.8%
   Advanced Marketing Services, Inc. +                           1,206        13
   Aviall, Inc. *                                                1,864        42
   Brightpoint, Inc. *                                           1,100    $   21
   Building Material Holding Corp. +                               904        33
   Central European Distribution Corp. * +                         857        23
   Handleman Co.                                                 1,670        35
   LKQ Corp. *                                                     800        14
   Navarre Corp. * +                                             1,494        25
   Owens & Minor, Inc.                                           2,669        74
   Scansource, Inc. * +                                            895        58
   SCP Pool Corp. +                                              3,677       116
   United Stationers, Inc. *                                     2,318       111
   Watsco, Inc.                                                  1,540        51
   WESCO International, Inc. *                                   1,301        37
--------------------------------------------------------------------------------
                                                                             653
--------------------------------------------------------------------------------
Diversified Financial Services - 1.2%
   Accredited Home Lenders Holding Co. * +                       1,237        53
   Advanta Corp., Class B +                                      1,476        35
   Affiliated Managers Group, Inc. * +                           1,793       114
   Asta Funding, Inc.                                              500        11
   BKF Capital Group, Inc.                                         300        10
   Charter Municipal Mortgage Acceptance Co.                     3,015        73
   Cityscape Financial Corp. * +                                 2,500        --
   CompuCredit Corp. *                                           1,180        28
   Credit Acceptance Corp. * +                                     947        24
   Education Lending Group, Inc. * +                               700        10
   Encore Capital Group, Inc. *                                    700        18
   eSPEED, Inc., Class A * +                                     1,968        22
   Federal Agricultural Mortgage Corp., Class C +                  621        14
   Financial Federal Corp. * +                                   1,306        50
   Gabelli Asset Management, Inc., Class A +                       516        25
   Investment Technology Group, Inc. *                           3,360        56
   Knight Trading Group, Inc. *                                  8,321        95
   LaBranche & Co., Inc. * +                                     3,400        27
   Metris Cos., Inc. * +                                         2,263        26
   National Financial Partners Corp.                             2,200        76
   Nelnet, Inc., Class A *                                         600        15
   Piper Jaffray Cos. * +                                        1,328        61
   Portfolio Recovery Associates, Inc. *                         1,007        38
   Sanders Morris Harris Group, Inc. +                             839        13
   SWS Group, Inc. +                                             1,148        24
   World Acceptance Corp. * +                                    1,293        33
--------------------------------------------------------------------------------
                                                                             951
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 55 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Electric - 1.6%
   Aquila, Inc. * +                                             15,689    $   55
   Avista Corp.                                                  3,389        60
   Black Hills Corp. +                                           2,210        68
   Calpine Corp. * +                                            30,800       119
   Central Vermont Public Service Corp.                          1,044        24
   CH Energy Group, Inc. +                                       1,111        52
   Cleco Corp.                                                   3,319        66
   CMS Energy Corp. *                                           13,561       138
   Duquesne Light Holdings, Inc. +                               4,900        86
   El Paso Electric Co. *                                        3,552        64
   Empire District Electric (The) Co. +                          1,759        40
   Idacorp, Inc. +                                               2,708        87
   MGE Energy, Inc.                                              1,446        50
   Otter Tail Corp.                                              2,037        55
   PNM Resources, Inc. +                                         4,243       108
   PNM Resources, Inc.                                          50,000        --
   Sierra Pacific Resources * +                                  8,126        83
   UIL Holdings Corp. +                                            881        47
   Unisource Energy Corp.                                        2,277        56
--------------------------------------------------------------------------------
                                                                           1,258
--------------------------------------------------------------------------------
Electrical Components & Equipment - 0.9%
   Advanced Energy Industries, Inc. * +                          1,301        11
   American Superconductor Corp. * +                             1,500        21
   Artesyn Technologies, Inc. * +                                2,528        24
   Belden CDT, Inc.                                              3,481        81
   C&D Technologies, Inc.                                        1,577        27
   Cherokee International Corp. *                                  800         7
   Encore Wire Corp. * +                                         1,159        16
   Energy Conversion Devices, Inc. * +                           1,427        32
   EnerSys *                                                       600         8
   General Cable Corp. * +                                       2,714        37
   GrafTech International Ltd. *                                 6,934        66
   Intermagnetics General Corp. *                                1,803        53
   Littelfuse, Inc. *                                            1,463        57
   Magnetek, Inc. *                                              1,300         8
   Medis Technologies Ltd. * +                                     936        15
   Powell Industries, Inc. * +                                     552         9
   Power-One, Inc. * +                                           4,452        41
   Rayovac Corp. * +                                             2,484        74
   Ultralife Batteries, Inc. *                                   1,200        18
   Universal Display Corp. * +                                   1,201        12
   Valence Technology, Inc. * +                                  4,112        15
   Vicor Corp. +                                                 1,594    $   17
   Wilson Greatbatch Technologies, Inc. * +                      1,529        31
--------------------------------------------------------------------------------
                                                                             680
--------------------------------------------------------------------------------
Electronics - 2.8%
   Analogic Corp. +                                                818        37
   BEI Technologies, Inc.                                          947        28
   Bel Fuse, Inc., Class B                                         822        28
   Benchmark Electronics, Inc. *                                 2,894       101
   Brady Corp., Class A                                          1,232        75
   California Micro Devices Corp. *                              1,700        15
   Checkpoint Systems, Inc. *                                    2,594        48
   Coherent, Inc. *                                              2,118        61
   CTS Corp. +                                                   2,756        37
   Cubic Corp. +                                                 1,175        30
   CyberOptics Corp. *                                             700        10
   Cymer, Inc. * +                                               2,653        81
   Daktronics, Inc. * +                                          1,103        29
   DDi Corp. * +                                                 1,300         4
   Dionex Corp. * +                                              1,317        76
   Electro Scientific Industries, Inc. * +                       1,966        38
   Excel Technology, Inc. *                                        793        21
   Faro Technologies, Inc. * +                                     900        25
   FEI Co. * +                                                   1,876        40
   Identix, Inc. * +                                             6,169        49
   II-VI, Inc. * +                                                 764        33
   Invision Technologies, Inc. * +                               1,239        60
   Itron, Inc. *                                                 1,713        37
   Keithley Instruments, Inc.                                    1,007        19
   Kemet Corp. * +                                               6,033        53
   Measurement Specialties, Inc. *                                 600        15
   Merix Corp. * +                                               1,500        16
   Methode Electronics, Inc.                                     2,745        36
   Metrologic Instruments, Inc. * +                                872        18
   Molecular Devices Corp. * +                                     918        19
   OSI Systems, Inc. *                                           1,018        22
   Park Electrochemical Corp.                                    1,355        29
   Paxar Corp. *                                                 2,217        51
   Photon Dynamics, Inc. * +                                     1,145        25
   Planar Systems, Inc. * +                                      1,309        14
   Plexus Corp. * +                                              2,947        41
   RAE Systems, Inc. * +                                         2,800        26
   Rofin-Sinar Technologies, Inc. * +                              959        37

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 56 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Electronics - 2.8% - (continued)
   Rogers Corp. *                                               1,184     $   56
   SBS Technologies, Inc. *                                     1,282         17
   Sonic Solutions * +                                          1,475         28
   Spatialight, Inc. * +                                        2,100         19
   Stoneridge, Inc. * +                                         1,075         16
   Sypris Solutions, Inc. +                                       463          8
   Taser International, Inc. * +                                3,400         93
   Technitrol, Inc. * +                                         3,011         52
   Thomas & Betts Corp. *                                       4,096        130
   Trimble Navigation Ltd. *                                    3,600        114
   TTM Technologies, Inc. * +                                   2,605         27
   Varian, Inc. *                                               2,336         88
   Viisage Technology, Inc. * +                                 2,100         17
   Watts Industries, Inc., Class A                              1,479         45
   Woodhead Industries, Inc.                                      813         12
   Woodward Governor Co.                                          622         45
   X-Rite, Inc. +                                               1,638         24
   Zygo Corp. *                                                 1,291         15
--------------------------------------------------------------------------------
                                                                           2,190
--------------------------------------------------------------------------------
Energy - Alternate Sources - 0.3%
   Danielson Holdings Corp. *                                   2,800         23
   FuelCell Energy, Inc. * +                                    3,129         31
   Headwaters, Inc. * +                                         2,447         78
   KFX, Inc. * +                                                2,898         44
   Plug Power, Inc. * +                                         3,356         20
   Syntroleum Corp. *                                           2,400         17
--------------------------------------------------------------------------------
                                                                             213
--------------------------------------------------------------------------------
Engineering & Construction - 0.6%
   Dycom Industries, Inc. *                                     3,410         99
   EMCOR Group, Inc. * +                                          993         46
   Granite Construction, Inc.                                   2,285         61
   Insituform Technologies, Inc., Class A * +                   1,818         42
   Layne Christensen Co. * +                                      500         10
   Perini Corp. *                                                 658         10
   Shaw Group (The), Inc. * +                                   4,408         65
   URS Corp. *                                                  2,026         61
   Washington Group International, Inc. * +                     1,734         67
--------------------------------------------------------------------------------
                                                                             461
--------------------------------------------------------------------------------
Entertainment - 1.2%
   Alliance Gaming Corp. * +                                    3,761         45
   AMC Entertainment, Inc. * +                                  2,200         42
   Argosy Gaming Co. *                                          1,797         84
   Bluegreen Corp. *                                              900     $   14
   Carmike Cinemas, Inc.                                          400         15
   Churchill Downs, Inc. +                                        493         23
   Dover Downs Gaming & Entertainment, Inc.                       678          8
   Gaylord Entertainment Co. *                                  1,992         70
   Isle of Capri Casinos, Inc. * +                              1,108         27
   Lakes Gaming, Inc. * +                                       1,000         14
   Macrovision Corp. *                                          3,352         89
   Magna Entertainment Corp., Class A * +                       2,691         16
   Penn National Gaming, Inc. *                                 2,286        121
   Pinnacle Entertainment, Inc. * +                             2,203         40
   Scientific Games Corp., Class A * +                          5,588        134
   Shuffle Master, Inc. * +                                     1,623         75
   Six Flags, Inc. * +                                          6,536         32
   Speedway Motorsports, Inc.                                   1,162         43
   Steinway Musical Instruments *                                 372         10
   Sunterra Corp. * +                                           1,600         18
   Vail Resorts, Inc. *                                         1,511         34
--------------------------------------------------------------------------------
                                                                             954
--------------------------------------------------------------------------------
Environmental Control - 0.6%
   Calgon Carbon Corp.                                          2,739         26
   Casella Waste Systems, Inc., Class A * +                     1,068         16
   Darling International, Inc. * +                              5,046         21
   Duratek, Inc. * +                                              587         13
   IMCO Recycling, Inc. *                                       1,200         19
   Ionics, Inc. * +                                             1,223         53
   Metal Management, Inc.                                       1,200         32
   Mine Safety Appliances Co.                                   1,478         70
   Tetra Tech, Inc. *                                           3,908         60
   TRC Cos., Inc. *                                               831         15
   Waste Connections, Inc. * +                                  3,303        112
--------------------------------------------------------------------------------
                                                                             437
--------------------------------------------------------------------------------
Food - 1.2%
   American Italian Pasta Co., Class A +                        1,146         22
   Arden Group, Inc., Class A                                     149         15
   Cal-Maine Foods, Inc. +                                      1,100         15
   Chiquita Brands International, Inc.                          2,754         55
   Corn Products International, Inc.                            2,550        139
   Flowers Foods, Inc.                                          2,432         74
   Great Atlantic & Pacific Tea Co. * +                         1,249          9
   Hain Celestial Group, Inc. * +                               1,761         34
   Ingles Markets, Inc., Class A                                  673          9

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 57 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER    VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Food - 1.2% - (continued)
   J & J Snack Foods Corp.                                        500     $   23
   Lance, Inc.                                                  1,977         37
   M & F Worldwide Corp. *                                        839         11
   MGP Ingredients, Inc. +                                        800          7
   Nash Finch Co. +                                               855         32
   Pathmark Stores, Inc. * +                                    2,149         12
   Performance Food Group Co. *                                 3,100         81
   Ralcorp Holdings, Inc. *                                     2,068         85
   Ruddick Corp.                                                2,288         50
   Sanderson Farms, Inc. +                                        683         25
   Sanfilippo (John B.) & Son *                                   620         14
   Seaboard Corp.                                                  34         26
   United Natural Foods, Inc. *                                 2,776         78
   Weis Markets, Inc.                                             959         37
   Wild Oats Markets, Inc. * +                                  1,976         14
   Winn-Dixie Stores, Inc. * +                                  5,300         21
--------------------------------------------------------------------------------
                                                                             925
--------------------------------------------------------------------------------
Forest Products & Paper - 0.6%
   Buckeye Technologies, Inc. *                                 2,226         28
   Caraustar Industries, Inc. * +                               1,941         31
   Deltic Timber Corp. +                                          753         34
   Glatfelter Co.                                               2,039         29
   Longview Fibre Co. +                                         3,586         63
   Pope & Talbot, Inc.                                          1,197         20
   Potlatch Corp.                                               2,031        103
   Rock-Tenn Co., Class A                                       1,991         32
   Schweitzer-Mauduit International, Inc.                       1,216         42
   Wausau-Mosinee Paper Corp.                                   2,958         53
--------------------------------------------------------------------------------
                                                                             435
--------------------------------------------------------------------------------
Gas - 1.5%
   Atmos Energy Corp.                                           5,311        143
   Cascade Natural Gas Corp. +                                    978         21
   Energen Corp.                                                2,575        149
   EnergySouth, Inc. +                                            567         16
   Laclede Group (The), Inc. +                                  1,471         47
   New Jersey Resources Corp. +                                 1,906         83
   NICOR, Inc. +                                                2,900        107
   Northwest Natural Gas Co.                                    1,922         65
   NUI Corp. * +                                                1,212         17
   Peoples Energy Corp. +                                       2,400        107
   Piedmont Natural Gas Co., Inc. +                             5,000        118
   South Jersey Industries, Inc.                                  981         50
   Southern Union Co. *                                         4,622     $  113
   Southwest Gas Corp.                                          2,420         62
   WGL Holdings, Inc. +                                         3,100         94
--------------------------------------------------------------------------------
                                                                           1,192
--------------------------------------------------------------------------------
Hand/Machine Tools - 0.5%
   Baldor Electric Co.                                          2,418         67
   Franklin Electric Co., Inc.                                  1,072         44
   Kennametal, Inc.                                             2,530        130
   Lincoln Electric Holdings, Inc.                              2,294         82
   Milacron, Inc. * +                                           3,923         12
   Regal-Beloit Corp. +                                         1,651         46
--------------------------------------------------------------------------------
                                                                             381
--------------------------------------------------------------------------------
Healthcare - Products - 3.5%
   Abaxis, Inc. *                                               1,400         18
   Advanced Medical Optics, Inc. * +                            2,534        105
   Advanced Neuromodulation Systems, Inc. * +                   1,367         49
   Align Technology, Inc. *                                     3,631         38
   American Medical Systems Holdings, Inc. *                    1,660         63
   Animas Corp. * +                                               500          8
   Arrow International, Inc.                                    1,480         45
   Arthrocare Corp. * +                                         1,377         42
   Aspect Medical Systems, Inc. * +                               755         18
   Biolase Technology, Inc. +                                   1,794         16
   Biosite, Inc. * +                                              840         47
   BioVeris Corp. *                                             1,500          9
   Bruker BioSciences Corp. * +                                 1,688          8
   Candela Corp. *                                              1,614         16
   Cardiac Science, Inc. * +                                    6,454         14
   Cardiodynamics International Corp. * +                       2,663         12
   Cepheid, Inc. *                                              2,742         25
   Closure Medical Corp. *                                        480          9
   Conceptus, Inc. * +                                          2,031         18
   Conmed Corp. *                                               2,123         61
   CTI Molecular Imaging, Inc. * +                              1,914         26
   Cyberonics, Inc. * +                                         1,231         23
   Datascope Corp.                                                890         36
   Diagnostic Products Corp.                                    1,578         76
   DJ Orthopedics, Inc. *                                       1,104         22
   Encore Medical Corp. *                                       1,700         11
   Endocardial Solutions, Inc. *                                1,400         16
   EPIX Medical, Inc. * +                                       1,473         26
   Exactech, Inc. *                                               504          9

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 58 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                NUMBER    VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Healthcare - Products - 3.5% - (continued)
   Haemonetics Corp. of Massachusetts *                         1,280     $   45
   Hanger Orthopedic Group, Inc. * +                            2,002         16
   Hologic, Inc. *                                              1,614         40
   ICU Medical, Inc. * +                                          859         21
   Immucor, Inc. *                                              2,029         65
   Intuitive Surgical, Inc. * +                                 2,263         81
   Invacare Corp.                                               1,836         93
   Inverness Medical Innovations, Inc. * +                        931         23
   Kensey Nash Corp. * +                                          579         18
   Kyphon, Inc. * +                                             1,601         39
   Laserscope * +                                               1,411         46
   LCA-Vision, Inc. +                                             800         26
   Lifeline Systems, Inc. *                                       712         19
   Luminex Corp. *                                              1,695         15
   Medical Action Industries, Inc. *                              571         11
   Mentor Corp.                                                 3,122         96
   Merge Technologies, Inc. +                                     600         12
   Merit Medical Systems, Inc. *                                1,738         20
   Microtek Medical Holdings, Inc. *                            2,100          9
   Microvision, Inc. * +                                        1,700         13
   Oakley, Inc. +                                               1,762         21
   Ocular Sciences, Inc. *                                      1,308         63
   OraSure Technologies, Inc. *                                 3,150         23
   Orthologic Corp. *                                           2,752         16
   Orthovita, Inc. *                                            2,700         10
   Palatin Technologies, Inc. * +                               3,441          9
   Palomar Medical Technologies, Inc. * +                         800         18
   PolyMedica Corp. +                                           1,637         58
   Possis Medical, Inc. *                                       1,193         14
   PSS World Medical, Inc. *                                    4,614         58
   Quidel Corp. *                                               2,631         17
   Sola International, Inc. *                                   2,086         45
   Sonic Innovations, Inc. *                                    1,800          7
   SonoSite, Inc. * +                                           1,211         36
   Steris Corp. *                                               4,700        108
   SurModics, Inc. * +                                          1,129         34
   Sybron Dental Specialties, Inc. *                            2,862         98
   Techne Corp. * +                                             2,978        111
   Thermogenesis Corp. * +                                      2,700         16
   Thoratec Corp. * +                                           3,172         32
   TriPath Imaging, Inc. * +                                    1,829         13
   Urologix, Inc. * +                                           1,200          9
   Ventana Medical Systems, Inc. * +                              977     $   58
   Viasys Healthcare, Inc. *                                    2,144         40
   Visx, Inc. *                                                 3,297         85
   Vital Signs, Inc.                                              482         18
   West Pharmaceutical Services, Inc.                           1,704         40
   Wright Medical Group, Inc. * +                               1,898         50
   Young Innovations, Inc.                                        308         10
   Zila, Inc. *                                                 2,600         12
   Zoll Medical Corp. * +                                         666         23
--------------------------------------------------------------------------------
                                                                           2,726
--------------------------------------------------------------------------------
Healthcare - Services - 2.1%
   Amedisys, Inc. * +                                             878         29
   America Service Group, Inc. *                                  600         15
   American Healthways, Inc. * +                                2,080         69
   American Medical Security Group, Inc. *                        830         27
   Amerigroup Corp. * +                                         1,729        119
   Amsurg Corp. *                                               2,082         54
   Apria Healthcare Group, Inc. *                               3,300        101
   Beverly Enterprises, Inc. * +                                7,191         62
   Bio-Reference Labs, Inc. *                                     700         12
   Centene Corp. * +                                            1,379         74
   Genesis HealthCare Corp. *                                   1,300         42
   Gentiva Health Services, Inc. *                              1,774         30
   Kindred Healthcare, Inc. *                                   1,778         49
   LabOne, Inc. * +                                             1,382         42
   LifePoint Hospitals, Inc. * +                                2,605         96
   Magellan Health Services, Inc. *                             1,800         64
   Matria Healthcare, Inc. * +                                    760         27
   Medcath Corp. *                                                600         13
   Molina Healthcare, Inc. *                                      600         26
   National Healthcare Corp. +                                    504         18
   OCA, Inc. * +                                                3,012         17
   Odyssey HealthCare, Inc. *                                   2,539         34
   Option Care, Inc. +                                            991         17
   Pediatrix Medical Group, Inc. *                              1,756        109
   Province Healthcare Co. * +                                  3,541         79
   Psychiatric Solutions, Inc. *                                  800         26
   RehabCare Group, Inc. *                                      1,221         32
   Res-Care, Inc. *                                             1,000         15
   Select Medical Corp.                                         6,256        109
   Sierra Health Services * +                                   1,645         92
   Specialty Laboratories *                                       587          6

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 59 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER    VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Healthcare - Services - 2.1% - (continued)
   Sunrise Senior Living, Inc. * +                              1,070     $   46
   United Surgical Partners International, Inc. * +             1,902         75
   VistaCare, Inc., Class A * +                                   823         14
   WellCare Health Plans, Inc. * +                                500         16
--------------------------------------------------------------------------------
                                                                           1,656
--------------------------------------------------------------------------------
Holding Companies - Diversified - 0.1%
   Resource America, Inc., Class A                              1,227         36
   Walter Industries, Inc. +                                    1,878         47
--------------------------------------------------------------------------------
                                                                              83
--------------------------------------------------------------------------------
Home Builders - 1.0%
   Beazer Homes USA, Inc. +                                       959        119
   Brookfield Homes Corp.                                       1,259         39
   Champion Enterprises, Inc. * +                               5,054         58
   Coachmen Industries, Inc.                                    1,161         19
   Dominion Homes, Inc. * +                                       275          6
   Fleetwood Enterprises, Inc. * +                              3,803         52
   Levitt Corp. *                                                 896         23
   M/I Homes, Inc. +                                              774         35
   Meritage Corp. *                                               716         67
   Monaco Coach Corp. +                                         1,821         36
   Orleans Homebuilders, Inc. *                                   100          2
   Palm Harbor Homes, Inc. * +                                    891         14
   Skyline Corp. +                                                508         21
   Technical Olympic USA, Inc. +                                  450         11
   Thor Industries, Inc. +                                      2,596         87
   WCI Communities, Inc. * +                                    2,166         55
   William Lyon Homes, Inc. * +                                   348         24
   Winnebago Industries, Inc. +                                 1,772         67
--------------------------------------------------------------------------------
                                                                             735
--------------------------------------------------------------------------------
Home Furnishings - 0.6%
   American Woodmark Corp.                                        838         34
   Applica, Inc. * +                                            1,509          7
   Bassett Furniture Industries, Inc. +                           754         15
   Digital Theater Systems, Inc. * +                            1,100         23
   Ethan Allen Interiors, Inc. +                                2,100         83
   Furniture Brands International, Inc.                         3,400         82
   Hooker Furniture Corp.                                         504         12
   Kimball International, Inc., Class B                         1,889         28
   La-Z-Boy, Inc. +                                             3,400         52
   Stanley Furniture Co., Inc.                                    498         23
   Tempur-Pedic International, Inc., * +                        1,600         31
   TiVo, Inc. * +                                               3,133         15
   Universal Electronics, Inc. *                                1,091     $   20
--------------------------------------------------------------------------------
                                                                             425
--------------------------------------------------------------------------------
Household Products/Wares - 0.8%
   American Greetings Corp., Class A                            4,419        118
   Blyth, Inc.                                                  2,000         59
   Central Garden and Pet Co. *                                 1,204         47
   CSS Industries, Inc.                                           442         14
   Ennis Business Forms, Inc.                                   1,369         27
   Harland (John H.) Co. +                                      1,984         70
   Jarden Corp. * +                                             1,885         72
   Playtex Products, Inc. * +                                   2,475         18
   Russ Berrie & Co., Inc. +                                      547         12
   Standard Register (The) Co. +                                  884         12
   Tupperware Corp. +                                           3,645         68
   WD-40 Co.                                                    1,234         36
   Yankee Candle Co., Inc. *                                    3,338        102
--------------------------------------------------------------------------------
                                                                             655
--------------------------------------------------------------------------------
Housewares - 0.2%
   Libbey, Inc.                                                 1,017         21
   National Presto Industries, Inc.                               450         20
   Toro Co.                                                     1,579        115
--------------------------------------------------------------------------------
                                                                             156
--------------------------------------------------------------------------------
Insurance - 2.4%
   21st Century Insurance Group                                 1,930         25
   Affirmative Insurance Holdings, Inc. +                         400          7
   Alfa Corp.                                                   2,820         43
   American Equity Investment Life Holding Co. +                1,100         11
   American Physicians Capital, Inc. * +                          604         20
   AmerUs Group Co.                                             2,673        116
   Argonaut Group, Inc. *                                       1,898         38
   Baldwin & Lyons, Inc., Class B +                               618         16
   Bristol West Holdings, Inc.                                    800         16
   Ceres Group, Inc. *                                          1,600          8
   Citizens, Inc. * +                                           2,668         17
   CNA Surety Corp. * +                                         1,277         17
   Commerce Group, Inc. +                                       1,838        109
   Crawford & Co., Class B                                        900          7
   Delphi Financial Group, Inc., Class A                        1,738         81
   Direct General Corp.                                         1,000         28
   Donegal Group, Inc., Class A                                   300          6
   Enstar Group, Inc. * +                                         252         16
   FBL Financial Group, Inc., Class A                             903         26

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 60 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Insurance - 2.4% - (continued)
   FPIC Insurance Group, Inc. *                                   500     $   16
   Great American Financial Resources, Inc.                       550         10
   Harleysville Group, Inc.                                     1,197         29
   Hilb, Rogal & Hamilton Co.                                   2,191         76
   Horace Mann Educators Corp.                                  3,029         58
   Independence Holding Co.                                       495          9
   Infinity Property & Casualty Corp.                           1,307         48
   Kansas City Life Insurance Co. +                               317         16
   Landamerica Financial Group, Inc. +                          1,337         71
   Midland (The) Co. +                                            607         19
   National Western Life Insurance Co., Class A *                 153         25
   Navigators Group, Inc. *                                       460         13
   Ohio Casualty Corp. *                                        4,251         91
   Penn-America Group, Inc.                                       755         11
   Philadelphia Consolidated Holding Co. * +                    1,215         83
   Phoenix Companies, Inc. +                                    6,560         80
   PMA Capital Corp., Class A * +                               1,924         19
   Presidential Life Corp.                                      1,479         25
   ProAssurance Corp. *                                         1,822         71
   RLI Corp.                                                    1,462         61
   Safety Insurance Group, Inc. +                                 755         21
   Selective Insurance Group, Inc. +                            1,889         85
   State Auto Financial Corp.                                   1,057         28
   Stewart Information Services Corp.                           1,157         50
   Triad Guaranty, Inc. *                                         613         37
   UICI                                                         2,564         86
   United Fire & Casualty Co. +                                   524         35
   Universal American Financial Corp. *                         1,875         25
   USI Holdings Corp. * +                                       2,746         31
   Vesta Insurance Group, Inc. +                                2,000          8
   Zenith National Insurance Corp. +                              761         35
--------------------------------------------------------------------------------
                                                                           1,879
--------------------------------------------------------------------------------
Internet - 3.3%
   1-800 Contacts, Inc. * +                                       451          9
   1-800-FLOWERS.COM, Inc., Class A *                           1,626         14
   24/7 Real Media, Inc. *                                      2,100          8
   Agile Software Corp. *                                       3,657         31
   Alloy, Inc. * +                                              2,739         12
   Answerthink, Inc. *                                          2,800         13
   Aquantive, Inc. * +                                          3,328         29
   Ariba, Inc. * +                                              4,168         69
   AsiaInfo Holdings, Inc. *                                    2,323         14
   At Road, Inc. *                                              2,923     $   18
   Autobytel.com, Inc. * +                                      2,689         20
   Blue Coat Systems, Inc. * +                                    800         13
   Blue Nile, Inc. * +                                            358          9
   Chordiant Software, Inc. *                                   5,900         12
   CMGI, Inc. *                                                26,162         40
   CNET Networks, Inc. *                                        8,646         81
   Corillian Corp. *                                            3,000         17
   CyberSource Corp. *                                          2,400         17
   Digital Insight Corp. * +                                    2,330         38
   Digital River, Inc. * +                                      2,172         91
   Digitas, Inc. *                                              4,879         40
   DoubleClick, Inc. * +                                        7,800         59
   Drugstore.com, Inc. * +                                      2,707          9
   E.piphany, Inc. *                                            4,719         21
   Earthlink, Inc. *                                            9,606        104
   eCollege.com, Inc. * +                                       1,275         15
   Entrust, Inc. *                                              3,992         15
   Equinix, Inc. *                                                600         23
   eResearch Technology, Inc. * +                               3,200         47
   F5 Networks, Inc. * +                                        2,347        101
   FindWhat.com * +                                             1,707         33
   GSI Commerce, Inc. *                                         1,297         20
   Harris Interactive, Inc. *                                   3,377         22
   Homestore, Inc. *                                            7,456         19
   Infospace, Inc. * +                                          2,198         97
   Internet Capital Group, Inc. *                               3,000         21
   Internet Security Systems, Inc. * +                          2,788         68
   Interwoven, Inc. *                                           2,815         27
   Ipass, Inc. *                                                2,600         17
   iVillage, Inc. *                                             1,900          9
   j2 Global Communications, Inc. * +                           1,333         46
   Jupitermedia Corp. *                                         1,100         18
   Keynote Systems, Inc. *                                      1,251         16
   Lionbridge Technologies *                                    3,005         17
   LookSmart Ltd. *                                             8,553         17
   Matrixone, Inc. * +                                          3,365         22
   Neoforma, Inc. * +                                             589          4
   Net2Phone, Inc. * +                                          3,272         11
   NetBank, Inc.                                                3,213         33
   Netratings, Inc. *                                             802         16
   NIC, Inc. *                                                  2,534         12

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 61 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Internet - 3.3% - (continued)
   Openwave Systems, Inc. * +                                    4,474    $   59
   Opsware, Inc. * +                                             3,544        24
   Overstock.com, Inc. * +                                         864        62
   PC-Tel, Inc. * +                                              1,617        13
   Portal Software, Inc. *                                       3,136        11
   Priceline.com, Inc. * +                                       1,659        40
   Procurenet, Inc. *                                           10,500        --
   ProQuest Co. *                                                1,857        50
   RealNetworks, Inc. * +                                        7,200        45
   Redback Networks, Inc. * +                                    2,572        12
   RSA Security, Inc. * +                                        4,825       102
   S1 Corp. *                                                    5,308        50
   Sapient Corp. *                                               5,448        43
   Secure Computing Corp. *                                      2,733        28
   Seebeyond Technology Corp. * +                                3,973        13
   Sohu.com, Inc. * +                                            1,627        28
   SonicWALL, Inc. *                                             4,210        26
   Stamps.com, Inc. * +                                          1,199        19
   Stellent, Inc. * +                                            1,427        11
   SupportSoft, Inc. *                                           2,834        14
   Travelzoo, Inc. * +                                             163        15
   TriZetto Group, Inc. *                                        2,565        18
   Tumbleweed Communications Corp. * +                           4,100        14
   United Online, Inc. *                                         3,550        38
   Valueclick, Inc. *                                            5,344        69
   Verity, Inc. * +                                              1,855        25
   Verso Technologies, Inc. *                                    8,785         7
   Vignette Corp. * +                                           17,007        22
   WatchGuard Technologies, Inc. * +                             2,708        11
   WebEx Communications, Inc. * +                                2,055        49
   webMethods, Inc. *                                            3,176        20
   Websense, Inc. *                                              1,643        79
   Zix Corp. +                                                   1,800         8
--------------------------------------------------------------------------------
                                                                           2,559
--------------------------------------------------------------------------------
Investment Companies - 0.2%
   Apollo Investment Corp. *                                     4,000        59
   Capital Southwest Corp.                                         100         8
   Gladstone Capital Corp.                                         723        18
   Harris & Harris Group, Inc. *                                 1,200        18
   MCG Capital Corp.                                             2,190        37
--------------------------------------------------------------------------------
                                                                             140
--------------------------------------------------------------------------------
Iron/Steel - 1.0%
   AK Steel Holding Corp. *                                      7,872    $  102
   Allegheny Technologies, Inc.                                  6,806       150
   Carpenter Technology Corp.                                    1,588        93
   Cleveland-Cliffs, Inc. +                                        725        70
   Gibraltar Industries, Inc.                                    1,440        35
   Oregon Steel Mills, Inc. *                                    1,896        34
   Reliance Steel & Aluminum Co.                                 1,917        76
   Ryerson Tull, Inc. +                                          1,579        26
   Schnitzer Steel Industries, Inc., Class A +                   1,270        48
   Steel Dynamics, Inc.                                          2,572       104
   Steel Technologies, Inc.                                        700        20
   Wheeling-Pittsburgh Corp. *                                     500        18
--------------------------------------------------------------------------------
                                                                             776
--------------------------------------------------------------------------------
Leisure Time - 0.4%
   Ambassadors Group, Inc.                                         444        15
   Arctic Cat, Inc.                                                940        25
   Callaway Golf Co.                                             4,655        55
   K2, Inc. * +                                                  2,671        45
   Life Time Fitness, Inc. *                                       700        17
   Marine Products Corp.                                           708        19
   Multimedia Games, Inc. * +                                    1,846        24
   Nautilus Group, Inc. +                                        1,970        43
   Navigant International, Inc. * +                                977        11
   Pegasus Solutions, Inc. * +                                   1,853        22
   WMS Industries, Inc. * +                                      1,318        39
--------------------------------------------------------------------------------
                                                                             315
--------------------------------------------------------------------------------
Lodging - 0.5%
   Ameristar Casinos, Inc. +                                       786        31
   Aztar Corp. *                                                 2,233        75
   Boca Resorts, Inc., Class A * +                               1,843        44
   Boyd Gaming Corp. +                                           3,150       116
   La Quinta Corp. *                                            13,016       105
   Marcus Corp. +                                                1,477        34
   MTR Gaming Group, Inc. *                                      1,889        19
--------------------------------------------------------------------------------
                                                                             424
--------------------------------------------------------------------------------
Machinery - Construction & Mining - 0.5%
   Astec Industries, Inc. *                                        950        16
   Bucyrus International, Inc.                                     800        31
   JLG Industries, Inc. +                                        3,027        53
   Joy Global, Inc.                                              3,531       144
   Terex Corp. *                                                 3,402       156
--------------------------------------------------------------------------------
                                                                             400
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 62 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Machinery - Diversified - 1.4%
   Albany International Corp., Class A                           1,849    $   62
   Applied Industrial Technologies, Inc.                         1,137        47
   Cascade Corp.                                                   762        25
   Cognex Corp. +                                                2,726        70
   Flowserve Corp. *                                             3,660        92
   Gardner Denver, Inc. *                                        1,323        46
   Global Power Equipment Group, Inc. * +                        2,029        18
   Gorman-Rupp (The) Co. +                                         800        18
   IDEX Corp.                                                    3,329       133
   Kadant, Inc. *                                                  985        20
   Lindsay Manufacturing Co. +                                     927        26
   Manitowoc Co. (The), Inc.                                     1,845        69
   Middleby Corp. * +                                              400        23
   NACCO Industries, Inc., Class A                                 338        37
   Nordson Corp.                                                 1,894        72
   Presstek, Inc. * +                                            2,124        23
   Robbins & Myers, Inc. +                                         909        22
   Sauer-Danfoss, Inc.                                             817        16
   Stewart & Stevenson Services, Inc.                            2,273        46
   Tecumseh Products Co., Class A                                1,162        53
   Tennant Co.                                                     736        29
   Thomas Industries, Inc.                                         875        34
   UNOVA, Inc. * +                                               3,514        78
   Wabtec Corp.                                                  2,690        55
--------------------------------------------------------------------------------
                                                                           1,114
--------------------------------------------------------------------------------
Media - 1.3%
   4Kids Entertainment, Inc. * +                                   944        19
   American Satellite Network *                                    350        --
   Beasley Broadcast Group, Inc., Class A *                        300         5
   Charter Communications, Inc., Class A * +                    19,699        43
   Courier Corp. +                                                 481        24
   Crown Media Holdings, Inc., Class A * +                         700         6
   Cumulus Media, Inc., Class A *                                3,418        52
   Emmis Communications Corp., Class A *                         3,418        63
   Entravision Communications Corp., Class A *                   3,000        25
   Fisher Communications, Inc. * +                                 375        18
   Gray Television, Inc.                                         3,173        48
   Hollinger International, Inc.                                 4,230        79
   Insight Communications Co., Inc., Class A * +                 3,086        26
   Journal Communications, Inc., Class A                         1,200        21
   Journal Register Co. *                                        2,672        51
   Liberty Corp.                                                 1,048        46
   Lin TV Corp., Class A *                                       1,882    $   34
   Lodgenet Entertainment Corp. *                                1,074        17
   Martha Stewart Living Omnimedia, Inc., Class A * +              813        19
   Mediacom Communications Corp. * +                             5,185        27
   Paxson Communications Corp. * +                               2,456         3
   Playboy Enterprises, Inc., Class B * +                        1,195        15
   Primedia, Inc. * +                                           10,441        33
   Pulitzer, Inc.                                                  494        31
   Readers Digest Association (The), Inc.                        6,600        94
   Regent Communications, Inc. *                                 2,846        16
   Saga Communications, Inc., Class A * +                        1,135        19
   Salem Communications Corp., Class A *                           707        17
   Scholastic Corp. * +                                          2,069        68
   Sinclair Broadcast Group, Inc., Class A                       3,299        24
   Spanish Broadcasting System, Inc., Class A *                  2,495        27
   Thomas Nelson, Inc.                                             628        16
   Value Line, Inc.                                                150         6
   World Wrestling Entertainment, Inc.                           1,011        12
   Young Broadcasting, Inc., Class A * +                         1,220        12
--------------------------------------------------------------------------------
                                                                           1,016
--------------------------------------------------------------------------------
Metal Fabrication/Hardware - 0.6%
   CIRCOR International, Inc.                                    1,008        21
   Commercial Metals Co.                                         1,962        89
   Kaydon Corp. +                                                2,096        68
   Lawson Products, Inc.                                           370        18
   Metals USA, Inc. *                                            1,300        24
   Mueller Industries, Inc. +                                    2,437        75
   NN, Inc.                                                        913        12
   NS Group, Inc. *                                              1,208        27
   Penn Engineering & Manufacturing Corp.                          863        16
   Quanex Corp. +                                                1,078        64
   Valmont Industries, Inc.                                      1,230        31
--------------------------------------------------------------------------------
                                                                             445
--------------------------------------------------------------------------------
Mining - 0.5%
   Amcol International Corp.                                     1,491        30
   Brush Engineered Materials, Inc. *                            1,173        23
   Century Aluminum Co. * +                                      1,269        32
   Coeur D'alene Mines Corp. * +                                15,444        71
   Compass Minerals International, Inc.                            900        20
   Hecla Mining Co. *                                            8,338        57
   Royal Gold, Inc. +                                            1,152        20
   RTI International Metals, Inc. *                              1,429        31

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 63 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Mining - 0.5% - (continued)
   Stillwater Mining Co. *                                       3,046    $   36
   Titanium Metals Corp. *                                         400         9
   USEC, Inc.                                                    5,843        62
--------------------------------------------------------------------------------
                                                                             391
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 1.7%
   Actuant Corp., Class A * +                                    1,678        79
   Acuity Brands, Inc.                                           3,052        90
   Ameron International Corp.                                      535        20
   Applied Films Corp. *                                           959        21
   Aptargroup, Inc.                                              2,400       126
   Barnes Group, Inc. +                                            973        25
   Blount International, Inc. *                                    400         7
   Ceradyne, Inc. * +                                            1,034        51
   Clarcor, Inc.                                                 1,792        94
   Cuno, Inc. *                                                  1,161        76
   EnPro Industries, Inc. *                                      1,378        40
   ESCO Technologies, Inc. *                                       932        68
   Federal Signal Corp. +                                        3,382        58
   Griffon Corp. *                                               1,868        47
   Hexcel Corp. * +                                              1,663        25
   Jacuzzi Brands, Inc. *                                        5,687        53
   Lancaster Colony Corp.                                        1,700        74
   Matthews International Corp., Class A                         2,238        83
   Myers Industries, Inc. +                                      1,771        20
   Quixote Corp. +                                                 551        12
   Raven Industries, Inc. +                                      1,008        22
   Smith (A.O.) Corp.                                            1,209        37
   Standex International Corp.                                     938        26
   Sturm Ruger & Co., Inc. +                                     1,719        16
   Tredegar Corp.                                                2,210        41
   Trinity Industries, Inc. +                                    2,490        88
--------------------------------------------------------------------------------
                                                                           1,299
--------------------------------------------------------------------------------
Office Furnishings - 0.0%
   Interface, Inc., Class A *                                    3,418        34
--------------------------------------------------------------------------------
Office/Business Equipment - 0.1%
   General Binding Corp. *                                         487         6
   Global Imaging System, Inc. * +                               1,500        56
   Imagistics International, Inc. *                              1,143        41
--------------------------------------------------------------------------------
                                                                             103
--------------------------------------------------------------------------------
Oil & Gas - 3.6%
   Atwood Oceanics, Inc. *                                         647        34
   Berry Petroleum Co., Class A                                  1,312        61
   Brigham Exploration Co. *                                     1,300    $   12
   Cabot Oil & Gas Corp.,                                        2,138       103
   Callon Petroleum Co. * +                                        800        11
   Cheniere Energy, Inc. * +                                     1,500        85
   Cimarex Energy Co. *                                          2,890       116
   Clayton Williams Energy, Inc. *                                 252         6
   Comstock Resources, Inc. *                                    2,419        53
   Delta Petroleum Corp. * +                                     1,500        24
   Denbury Resources, Inc. *                                     3,649       106
   Edge Petroleum Corp. of Delaware *                            1,125        17
   Encore Acquisition Co. *                                      1,515        53
   Energy Partners Ltd. * +                                      1,670        32
   Forest Oil Corp. * +                                          3,357       114
   Frontier Oil Corp. +                                          1,795        48
   FX Energy, Inc. * +                                           1,700        17
   Giant Industries, Inc. *                                        865        24
   Grey Wolf, Inc. * +                                          13,925        77
   Harvest Natural Resources, Inc. *                             2,687        49
   Helmerich & Payne, Inc.                                       3,300       108
   Holly Corp. +                                                 1,356        38
   Houston Exploration Co. *                                       813        49
   KCS Energy, Inc. *                                            3,269        47
   Magnum Hunter Resources, Inc. * +                             5,669        76
   McMoRan Exploration Co. * +                                   1,207        19
   Meridian Resource Corp. * +                                   3,991        27
   Mission Resources Corp. *                                     3,200        20
   Parker Drilling Co. *                                         6,889        30
   Penn Virginia Corp.                                           1,250        54
   Petroleum Development Corp. *                                 1,159        48
   Plains Exploration & Production Co. * +                       5,432       152
   Quicksilver Resources, Inc. * +                               2,118        73
   Range Resources Corp.                                         4,486        93
   Remington Oil & Gas Corp. *                                   1,527        44
   Southwestern Energy Co. *                                     2,652       146
   Spinnaker Exploration Co. *                                   1,758        64
   St. Mary Land & Exploration Co. +                             1,979        85
   Stone Energy Corp. *                                          1,539        74
   Swift Energy Co. * +                                          1,911        58
   Tesoro Petroleum Corp. *                                      4,549       151
   Todco *                                                       1,100        19
   Unit Corp. *                                                  2,800       111
   Vintage Petroleum, Inc.                                       3,814        92

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 64 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Oil & Gas - 3.6% - (continued)
   Whiting Petroleum Corp. *                                     1,200    $   41
--------------------------------------------------------------------------------
                                                                           2,761
--------------------------------------------------------------------------------
Oil & Gas Services - 1.6%
   Cal Dive International, Inc. * +                              2,765       119
   CARBO Ceramics, Inc.                                            841        65
   Dril-Quip, Inc. *                                               531        13
   Global Industries Ltd. *                                      5,690        49
   Gulf Island Fabrication, Inc.                                   501        11
   Hanover Compressor Co. * +                                    5,097        74
   Hydril Co. *                                                  1,105        52
   Input/Output, Inc. * +                                        4,262        37
   Key Energy Services, Inc. *                                   8,700       109
   Lone Star Technologies, Inc. * +                              2,044        64
   Lufkin Industries, Inc.                                         451        18
   Matrix Service Co. * +                                        1,714        13
   Maverick Tube Corp. *                                         2,962        94
   Newpark Resources, Inc. *                                     5,796        33
   Oceaneering International, Inc. *                             1,758        67
   Oil States International, Inc. *                              2,022        41
   RPC, Inc.                                                       798        22
   Seacor Holdings, Inc. *                                       1,303        72
   Superior Energy Services, Inc. *                              3,797        56
   Tetra Technologies, Inc. *                                    1,565        48
   Universal Compression Holdings, Inc. *                        1,292        48
   Veritas DGC, Inc. *                                           2,371        55
   W-H Energy Services, Inc. *                                   1,772        41
--------------------------------------------------------------------------------
                                                                           1,201
--------------------------------------------------------------------------------
Packaging & Containers - 0.4%
   Chesapeake Corp. +                                            1,202        32
   Crown Holdings, Inc. *                                       11,845       152
   Graphic Packaging Corp. * +                                   4,100        33
   Greif Inc., Class A                                             883        43
   Silgan Holdings, Inc.                                           874        48
--------------------------------------------------------------------------------
                                                                             308
--------------------------------------------------------------------------------
Pharmaceuticals - 3.4%
   Abgenix, Inc. *                                               5,639        57
   Able Laboratories, Inc. *                                     1,291        28
   Accelrys, Inc. *                                              1,886        12
   Adolor Corp. * +                                              2,788    $   39
   Alkermes, Inc. *                                              6,020        83
   Alpharma, Inc., Class A +                                     2,757        46
   Antigenics, Inc. * +                                          1,628        15
   Array Biopharma, Inc. * +                                     2,000        17
   Atherogenics, Inc. * +                                        2,630        62
   Bentley Pharmaceuticals, Inc. * +                             1,179        10
   Bioenvision, Inc. * +                                         1,700        18
   BioMarin Pharmaceuticals, Inc. * +                            5,006        27
   Bone Care International, Inc. * +                             1,201        28
   Bradley Pharmaceuticals, Inc. * +                               757        13
   Cell Therapeutics, Inc. * +                                   3,755        28
   Connetics Corp. * +                                           2,244        47
   Corixa Corp. * +                                              3,513        13
   Cubist Pharmaceuticals, Inc. * +                              3,067        37
   CV Therapeutics, Inc. * +                                     2,307        50
   Cypress Bioscience, Inc. *                                    2,300        27
   Dendreon Corp. * +                                            3,823        38
   Discovery Laboratories, Inc. * +                              3,637        25
   Dov Pharmaceutical, Inc. * +                                  1,107        21
   Durect Corp. * +                                              3,466         8
   Dusa Pharmaceuticals, Inc. *                                  1,300        17
   Dyax Corp. *                                                  2,100        17
   First Horizon Pharmaceutical Corp. * +                        1,793        35
   Genta, Inc. * +                                               4,948         6
   Guilford Pharmaceuticals, Inc. * +                            3,270        18
   HealthExtras, Inc. * +                                        1,355        22
   Hollis-Eden Pharmaceutical * +                                1,171        12
   I-Flow Corp. *                                                1,400        29
   Ilex Oncology, Inc. *                                         2,746        68
   Impax Laboratories, Inc. * +                                  3,544        44
   Indevus Pharmaceuticals, Inc. * +                             3,163        22
   Inkine Pharmaceutical Co. *                                   3,000        16
   Inspire Pharmaceuticals, Inc. *                               2,450        44
   Isis Pharmaceuticals, Inc. * +                                4,086        19
   Isolagen, Inc. * +                                            1,400        11
   Kos Pharmaceuticals, Inc. * +                                   847        36
   KV Pharmaceutical Co., Class A * +                            2,619        49
   Lannett Co., Inc. * +                                           445         4
   Ligand Pharmaceuticals, Inc., Class B * +                     5,365        60
   Mannatech, Inc. +                                               800        18
   MannKind Corp. * +                                              800        13

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 65 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Pharmaceuticals - 3.4% - (continued)
   Medarex, Inc. * +                                            5,803     $   63
   Medicines Co. * +                                            3,376         84
   Nabi Biopharmaceuticals *                                    4,012         58
   Natures Sunshine Products, Inc.                                773         13
   NeighborCare, Inc. * +                                       2,501         70
   NeoPharm, Inc. * +                                           1,465         17
   Neurogen Corp. * +                                           1,400         12
   NitroMed, Inc. * +                                             733         15
   Noven Pharmaceuticals, Inc. *                                1,693         31
   NPS Pharmaceuticals, Inc. * +                                2,687         48
   Nutraceutical International Corp. *                            700         11
   Nuvelo, Inc. * +                                             2,219         22
   Onyx Pharmaceuticals, Inc. * +                               2,451         77
   Pain Therapeutics, Inc. * +                                  2,201         17
   Par Pharmaceutical Cos., Inc. *                              2,400         95
   Penwest Pharmaceuticals Co. * +                              1,337         17
   Perrigo Co. +                                                4,338         78
   PetMed Express, Inc. * +                                     1,100          7
   Pharmacyclics, Inc. * +                                      1,600         17
   Pharmion Corp. *                                             1,000         42
   Pharmos Corp. * +                                            5,400         22
   Pozen, Inc. * +                                              1,942         13
   Priority Healthcare Corp., Class B * +                       2,010         42
   Progenics Pharmaceuticals, Inc. *                              699         10
   QLT, Inc. *                                                  1,657         27
   Rigel Pharmaceuticals, Inc. * +                                730         18
   Salix Pharmaceuticals Ltd. * +                               2,655         40
   Santarus, Inc. * +                                             800          8
   Sciclone Pharmaceuticals, Inc. * +                           3,189         13
   Star Scientific, Inc. * +                                    2,014         13
   Tanox, Inc. * +                                              1,916         27
   Trimeris, Inc. * +                                           1,040         13
   United Therapeutics Corp. * +                                1,364         60
   USANA Health Sciences, Inc. * +                                672         20
   Valeant Pharmaceuticals International +                      5,900        143
   Vicuron Pharmaceuticals, Inc. * +                            3,260         57
   Vion Pharmaceuticals, Inc. *                                 4,300         20
   Zymogenetics, Inc. * +                                       1,213         28
--------------------------------------------------------------------------------
                                                                           2,677
--------------------------------------------------------------------------------
Pipelines - 0.0%
   TransMontaigne, Inc. * +                                     1,441          8
--------------------------------------------------------------------------------
Real Estate - 0.4%
   Avatar Holdings, Inc. * +                                      489     $   23
   CB Richard Ellis Group, Inc. *                               1,500         41
   Consolidated-Tomoka Land Co.                                   504         20
   Jones Lang LaSalle, Inc. *                                   2,370         85
   LNR Property Corp.                                           1,100         69
   Reading International, Inc., Class A * +                     1,175         10
   Tarragon Realty Investors, Inc. * +                            525          7
   Trammell Crow Co. *                                          2,463         42
--------------------------------------------------------------------------------
                                                                             297
--------------------------------------------------------------------------------
REITS - 6.6%
   Acadia Realty Trust                                          1,317         20
   Affordable Residential Communities +                         1,400         18
   Alexander's, Inc. *                                            133         28
   Alexandria Real Estate Equities, Inc.                        1,435        103
   American Campus Communities, Inc.                              600         13
   American Financial Realty Trust +                            7,600        113
   American Home Mortgage Investment Corp.                      2,615         86
   AMLI Residential Properties Trust                            1,503         49
   Anthracite Capital, Inc. +                                   3,860         46
   Anworth Mortgage Asset Corp. +                               3,070         33
   Arbor Realty Trust, Inc. +                                     300          7
   Ashford Hospitality Trust, Inc.                                900          9
   Bedford Property Investors, Inc.                             1,088         30
   BioMed Realty Trust, Inc.                                    1,600         32
   Brandywine Realty Trust                                      3,073         87
   Capital Automotive                                           2,276         77
   Capital Lease Funding, Inc.                                  1,200         15
   Capital Trust, Class A                                         500         16
   Capstead Mortgage Corp. +                                    1,667         18
   CarrAmerica Realty Corp.                                     4,100        133
   Cedar Shopping Centers, Inc.                                 1,500         20
   Colonial Properties Trust                                    1,353         54
   Commercial Net Lease Realty +                                3,435         70
   Cornerstone Realty Income Trust, Inc. +                      4,217         42
   Corporate Office Properties Trust                            2,664         74
   Correctional Properties Trust +                                872         25
   Cousins Properties, Inc.                                     2,300         75
   CRT Properties, Inc.                                         1,592         39
   EastGroup Properties, Inc. +                                 1,340         50
   Entertainment Properties Trust +                             1,760         76
   Equity Inns, Inc.                                            3,456         36
   Equity Lifestyle Properties, Inc.                            1,459         53

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 66 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
REITS - 6.6% - (continued)
   Equity One, Inc. +                                           2,378     $   54
   Essex Property Trust, Inc.                                   1,683        136
   Extra Space Storage, Inc.                                    1,100         15
   FelCor Lodging Trust, Inc. *                                 3,474         45
   First Industrial Realty Trust, Inc. +                        2,892        115
   Gables Residential Trust +                                   2,053         73
   Getty Realty Corp. +                                         1,276         37
   Glenborough Realty Trust, Inc.                               1,589         35
   Glimcher Realty Trust +                                      2,578         69
   Global Signal, Inc.                                            400         12
   Government Properties Trust, Inc.                            1,800         19
   Healthcare Realty Trust, Inc.                                3,100        126
   Heritage Property Investment Trust +                         1,657         53
   Highland Hospitality Corp.                                   1,900         21
   Highwoods Properties, Inc.                                   3,730         97
   Home Properties of New York, Inc.                            2,255         93
   HomeBanc Corp./Atlanta GA +                                  2,000         18
   IMPAC Mortgage Holdings, Inc. +                              4,815        113
   Innkeepers USA Trust +                                       2,278         31
   Investors Real Estate Trust                                  2,936         31
   Kilroy Realty Corp.                                          1,998         81
   Kite Realty Group Trust                                        900         12
   Kramont Realty Trust +                                       1,727         35
   LaSalle Hotel Properties                                     1,814         56
   Lexington Corporate Properties Trust                         2,973         67
   LTC Properties, Inc. +                                       1,129         21
   Luminent Mortgage Capital, Inc.                              2,200         28
   Maguire Properties, Inc.                                     2,100         55
   Meristar Hospitality Corp. *                                 5,474         37
   MFA Mortgage Investments, Inc.                               5,162         47
   Mid-America Apartment Communities, Inc.                      1,295         51
   Mission West Properties                                      1,251         13
   MortgageIT Holdings, Inc. * +                                1,100         19
   National Health Investors, Inc.                              1,834         53
   Nationwide Health Properties, Inc. +                         4,648        106
   New Century Financial Corp. +                                2,766        175
   Newcastle Investment Corp. +                                 2,214         69
   Novastar Financial, Inc. +                                   1,716         75
   OMEGA Healthcare Investors, Inc.                             2,763         35
   Parkway Properties, Inc.                                       756         38
   Pennsylvania Real Estate Investment Trust                    2,232         91
   Post Properties, Inc.                                        2,683         91
   Prentiss Properties Trust +                                  3,143     $  118
   Price Legacy Corp.                                           1,321         25
   PS Business Parks, Inc.                                      1,001         45
   RAIT Investment Trust                                        1,727         48
   Ramco-Gershenson Properties                                    860         26
   Realty Income Corp. +                                        2,700        135
   Redwood Trust, Inc. +                                        1,337         78
   Saul Centers, Inc.                                             907         33
   Senior Housing Properties Trust                              3,736         74
   Sovran Self Storage, Inc.                                    1,040         44
   Strategic Hotel Capital, Inc.                                1,100         17
   Summit Properties, Inc.                                      1,925         61
   Sun Communities, Inc. +                                      1,096         43
   Tanger Factory Outlet Centers, Inc.                            761         38
   Taubman Centers, Inc.                                        3,658        108
   Town & Country Trust (The) +                                 1,152         32
   U.S. Restaurant Properties, Inc. +                           1,945         35
   Universal Health Realty Income, Inc. +                         864         28
   Urstadt Biddle Properties, Class A                           1,717         29
   Washington Real Estate Investment Trust +                    3,037        100
   Winston Hotels, Inc.                                         1,436         16
--------------------------------------------------------------------------------
                                                                           5,128
--------------------------------------------------------------------------------
Retail - 5.7%
   99 Cents Only Stores * +                                     3,300         49
   AC Moore Arts & Crafts, Inc. * +                               980         28
   Aeropostale, Inc. *                                          3,761        107
   America's Car Mart, Inc. *                                     387         14
   Asbury Automotive Group, Inc. *                              1,012         14
   Bebe Stores, Inc. +                                            422         15
   Big 5 Sporting Goods Corp. +                                 1,291         35
   BJ's Restaurants, Inc. *                                       906         14
   Blair Corp.                                                    541         19
   Bob Evans Farms, Inc.                                        2,404         61
   Bombay (The) Co., Inc. * +                                   2,697         19
   Bon-Ton Stores +                                               700         10
   Brookstone, Inc. *                                           1,595         29
   Brown Shoe Co., Inc. +                                       1,209         34
   Buckle (The), Inc. *                                           605         19
   Buffalo Wild Wings, Inc. * +                                   400         13
   Burlington Coat Factory Warehouse Corp.                      1,444         34
   Cache, Inc. *                                                  900         15
   California Pizza Kitchen, Inc. * +                           1,288         32

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 67 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Retail - 5.7% - (continued)
   Casey's General Stores, Inc.                                 3,487      $ 68
   Cash America International, Inc.                             2,091        54
   Casual Male Retail Group, Inc. * +                           2,473        11
   Cato (The) Corp., Class A                                    1,204        32
   CBRL Group, Inc.                                             3,300       134
   CEC Entertainment, Inc. *                                    2,595       106
   Charlotte Russe Holding, Inc. *                                810         9
   Charming Shoppes, Inc. *                                     7,923        74
   Children's Place *                                           1,107        35
   Christopher & Banks Corp. +                                  2,560        50
   CKE Restaurants, Inc. * +                                    3,605        45
   Coldwater Creek, Inc. *                                      1,486        39
   Cosi, Inc. * +                                               1,600        10
   Cost Plus, Inc. of California * +                            1,586        50
   CSK Auto Corp. *                                             3,012        46
   Dave & Buster's, Inc. * +                                      755        14
   Deb Shops, Inc.                                                378         9
   Dick's Sporting Goods, Inc. * +                              2,214        80
   Domino's Pizza, Inc. +                                       1,900        34
   Dress Barn, Inc. *                                           1,531        26
   Electronics Boutique Holdings Corp. * +                        909        35
   Finish Line (The), Inc., Class A * +                         2,686        49
   First Cash Financial Services, Inc. *                        1,000        26
   Fred's, Inc. +                                               2,688        47
   GameStop Corp. *                                             2,600        55
   Genesco, Inc. * +                                            1,488        44
   Goody's Family Clothing, Inc.                                1,286        12
   Group 1 Automotive, Inc. *                                   1,287        38
   Guitar Center, Inc. *                                        1,678        81
   Hancock Fabrics, Inc. +                                      1,190        12
   Haverty Furniture Cos., Inc.                                 1,240        25
   Hibbett Sporting Goods, Inc. *                               1,764        44
   Hollywood Entertainment Corp. *                              3,671        47
   HOT Topic, Inc. * +                                          3,345        55
   IHOP Corp. * +                                               1,367        58
   Insight Enterprises, Inc. *                                  3,332        67
   J. Jill Group (The), Inc. * +                                1,191        21
   Jack in the Box, Inc. * +                                    2,489        94
   Jo-Ann Stores, Inc. *                                        1,323        36
   Jos. A. Bank Clothiers, Inc. * +                               707        19
   Kenneth Cole Productions, Inc., Class A +                      444        13
   Kirkland's, Inc. * +                                           823         8
   Krispy Kreme Doughnuts, Inc. * +                             4,000      $ 40
   Landry's Restaurants, Inc.                                   1,520        45
   Linens 'N Things, Inc. *                                     3,139        78
   Lithia Motors, Inc., Class A +                               1,009        26
   Lone Star Steakhouse & Saloon, Inc.                          1,072        29
   Longs Drug Stores Corp. +                                    2,063        55
   MarineMax, Inc. *                                              634        19
   Men's Wearhouse, Inc. *                                      2,224        70
   Movado Group, Inc.                                           1,196        22
   Movie Gallery, Inc. +                                        1,874        33
   Nu Skin Enterprises, Inc., Class A +                         3,664        82
   O'Charleys, Inc. * +                                         1,485        28
   P.F. Chang's China Bistro, Inc. * +                          1,809       102
   Panera Bread Co., Class A * +                                1,969        79
   Pantry (The), Inc. * +                                         700        19
   Papa John's International, Inc. * +                            803        29
   Party City Corp. *                                             804        10
   Payless Shoesource, Inc. * +                                 4,767        56
   PC Mall, Inc. * +                                              700        17
   Pep Boys - Manny, Moe & Jack                                 3,933        62
   Rare Hospitality International, Inc. *                       2,293        69
   Red Robin Gourmet Burgers, Inc. * +                            755        39
   Restoration Hardware, Inc. *                                 2,342        12
   Ryan's Restaurant Group, Inc. *                              2,941        45
   School Specialty, Inc. * +                                   1,472        56
   Select Comfort Corp. * +                                     2,594        51
   Sharper Image Corp. * +                                        777        15
   Shoe Carnival, Inc. *                                          622         8
   ShopKo Stores, Inc. *                                        2,036        36
   Smart & Final, Inc. * +                                        846        12
   Sonic Automotive, Inc.                                       1,966        49
   Sonic Corp. *                                                4,135       121
   Sports Authority (The), Inc. * +                             1,600        46
   Stage Stores, Inc. *                                         1,190        49
   Steak n Shake (The) Co. * +                                  1,720        32
   Stein Mart, Inc. *                                           1,645        27
   Systemax, Inc. *                                               200         1
   TBC Corp. *                                                  1,357        36
   Too, Inc. *                                                  2,399        61
   Tractor Supply Co. *                                         2,310        73
   Trans World Entertainment Corp. * +                          1,256        14
   Triarc Cos., Inc., Class B                                   2,565        33

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 68 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Retail - 5.7% - (continued)
   Tuesday Morning Corp. * +                                    1,930     $   65
   United Auto Group, Inc.                                      1,250         36
   West Marine, Inc. * +                                          905         21
   World Fuel Services Corp. +                                    805         33
   Zale Corp. *                                                 3,670        107
--------------------------------------------------------------------------------
                                                                           4,421
--------------------------------------------------------------------------------
Savings & Loans - 2.1%
   Anchor BanCorp Wisconsin, Inc. +                             1,528         45
   BankAtlantic Bancorp, Inc., Class A                          2,984         57
   BankUnited Financial Corp., Class A *                        2,043         63
   Berkshire Hills Bancorp, Inc.                                  434         16
   Brookline Bancorp, Inc.                                      4,087         66
   Charter Financial Corp. of Georgia                             352         14
   Citizens First Bancorp, Inc.                                   691         18
   Clifton Savings Bancorp, Inc.                                  500          6
   Commercial Capital Bancorp, Inc. +                           2,491         59
   Commercial Federal Corp.                                     2,810         82
   Dime Community Bancshares                                    2,144         39
   Downey Financial Corp.                                       1,200         69
   Fidelity Bankshares, Inc.                                    1,064         44
   First Financial Holdings, Inc.                               1,057         35
   First Niagara Financial Group, Inc.                          5,838         84
   First Place Financial Corp. of Ohio                            989         22
   FirstFed Financial Corp. *                                   1,193         63
   Flagstar Bancorp, Inc. +                                     2,273         50
   Flushing Financial Corp.                                     1,290         27
   Franklin Bank Corp. of Houston *                               500          9
   Harbor Florida Bancshares, Inc.                              1,653         58
   Horizon Financial Corp.                                        839         17
   Hudson River Bancorp, Inc.                                   2,108         43
   Itla Capital Corp. *                                           324         18
   KNBT Bancorp, Inc.                                           1,800         31
   MAF Bancorp, Inc.                                            1,897         87
   NASB Financial, Inc.                                           251         10
   Northwest Bancorp, Inc. +                                    1,094         28
   OceanFirst Financial Corp.                                     476         12
   Ocwen Financial Corp. * +                                    2,959         28
   Partners Trust Financial Group, Inc.                         2,508         28
   PennFed Financial Services, Inc.                               590         10
   PFF Bancorp, Inc.                                              885         40
   Provident Bancorp, Inc.                                      2,353         31
   Provident Financial Holdings                                   378         11
   Provident Financial Services, Inc. +                         5,178     $  101
   Sterling Financial Corp. of Washington *                     1,630         65
   TierOne Corp.                                                1,546         38
   United Community Financial Corp. of Ohio +                   2,412         28
   Waypoint Financial Corp.                                     2,050         57
   Westfield Financial, Inc.                                      378         10
   WSFS Financial Corp.                                           421         26
--------------------------------------------------------------------------------
                                                                           1,645
--------------------------------------------------------------------------------
Semiconductors - 2.9%
   Actel Corp. *                                                1,709         29
   ADE Corp. * +                                                  500          9
   Alliance Semiconductor Corp. * +                             1,778          6
   AMIS Holdings, Inc. *                                        1,900         29
   Artisan Components, Inc. * +                                 1,561         54
   Asyst Technologies, Inc. * +                                 3,691         15
   ATMI, Inc. * +                                               2,229         51
   August Technology Corp. * +                                    900          8
   Axcelis Technologies, Inc. *                                 6,853         50
   Brooks Automation, Inc. *                                    3,313         51
   Cirrus Logic, Inc. * +                                       5,708         34
   Cohu, Inc.                                                   1,521         25
   Credence Systems Corp. * +                                   6,421         49
   Diodes, Inc. * +                                               504         13
   DSP Group, Inc. *                                            1,983         44
   Dupont Photomasks, Inc. * +                                  1,046         28
   Emulex Corp. *                                               5,600         79
   Entegris, Inc. * +                                           3,056         30
   ESS Technology, Inc. *                                       2,390         17
   Exar Corp. *                                                 2,820         39
   Formfactor, Inc. * +                                         1,800         43
   FSI International, Inc. *                                    1,500          7
   Genesis Microchip, Inc. *                                    2,200         36
   Helix Technology Corp.                                       2,012         30
   Integrated Device Technology, Inc. *                         7,100         81
   Integrated Silicon Solutions, Inc. * +                       2,686         21
   IXYS Corp. * +                                               1,427         13
   Kopin Corp. *                                                5,489         22
   Kulicke & Soffa Industries, Inc. * +                         3,972         30
   Lattice Semiconductor Corp. * +                              7,967         43
   LTX Corp. *                                                  4,582         33
   Mattson Technology, Inc. *                                   3,221         30
   Micrel, Inc. * +                                             4,715         50

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 69 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Semiconductors - 2.9% - (continued)
   Microsemi Corp. *                                             4,136    $   74
   Microtune, Inc. *                                             4,100        25
   Mindspeed Technologies, Inc. * +                              7,585        19
   MIPS Technologies, Inc., Class A * +                          2,400        21
   MKS Instruments, Inc. * +                                     2,050        35
   Monolithic System Technology, Inc. *                          1,784         8
   Mykrolis Corp. *                                              2,679        33
   Omnivision Technologies, Inc. * +                             3,752        67
   ON Semiconductor Corp. * +                                    9,132        33
   Pericom Semiconductor Corp. *                                 1,741        15
   Photronics, Inc. * +                                          2,279        43
   Pixelworks, Inc. *                                            2,683        30
   PLX Technology, Inc. *                                        1,700        15
   Power Integrations, Inc. *                                    1,895        37
   Rudolph Technologies, Inc. * +                                  923        15
   Semitool, Inc. * +                                            1,345        12
   Sigmatel, Inc. *                                              1,600        57
   Silicon Image, Inc. * +                                       5,300        89
   Siliconix, Inc. *                                               476        18
   Sipex Corp. *                                                 1,827        10
   Sirf Technology Holdings, Inc. *                                600         8
   Skyworks Solutions, Inc. * +                                 10,565       105
   Standard Microsystems Corp. * +                               1,155        28
   Supertex, Inc. *                                                718        16
   Tessera Technologies, Inc. *                                  1,800        64
   Transmeta Corp. of Delaware * +                              11,978        20
   Tripath Technology, Inc. * +                                  3,200         3
   Triquint Semiconductor, Inc. * +                              9,499        41
   Ultratech Stepper, Inc. * +                                   1,441        25
   Varian Semiconductor Equipment Associates, Inc. *             2,461        87
   Veeco Instruments, Inc. * +                                   1,754        34
   Vitesse Semiconductor Corp. * +                              15,249        50
   Zoran Corp. *                                                 2,957        35
--------------------------------------------------------------------------------
                                                                           2,271
--------------------------------------------------------------------------------
Software - 3.5%
   Actuate Corp. *                                               3,000         7
   Advent Software, Inc. * +                                     1,801        36
   Allscripts Healthcare Solutions, Inc. * +                     2,254        22
   Altiris, Inc. * +                                             1,502        42
   Ansys, Inc. *                                                 2,200        67
   Ascential Software Corp. *                                    4,101        56
   Aspen Technology, Inc. * +                                    3,260        19
   Atari, Inc. * +                                                 700    $    2
   Authentidate Holding Corp. * +                                2,400        17
   Blackboard, Inc. * +                                            600         9
   Borland Software Corp. *                                      5,622        66
   Captaris, Inc. *                                              1,600         8
   CCC Information Services Group, Inc. * +                        565        12
   Cerner Corp. * +                                              2,031       107
   Computer Programs & Systems, Inc. +                             498        11
   Concord Communications, Inc. * +                              1,328        12
   Concur Technologies, Inc. * +                                 1,930        18
   CSG Systems International, Inc. *                             3,780        69
   Dendrite International, Inc. *                                2,378        41
   Digi International, Inc. *                                    1,300        20
   Eclipsys Corp. *                                              2,773        54
   eFunds Corp. *                                                3,259        78
   Embarcadero Technologies, Inc. *                              1,254        11
   Epicor Software Corp. * +                                     2,905        46
   EPIQ Systems, Inc. * +                                        1,010        15
   FalconStor Software, Inc. * +                                 2,215        17
   Filenet Corp. *                                               2,681        72
   Hyperion Solutions Corp. *                                    2,672       120
   IDX Systems Corp. *                                           1,339        47
   Infocrossing, Inc. * +                                        1,000        17
   Informatica Corp. * +                                         5,982        47
   infoUSA, Inc. *                                               2,378        26
   Inter-Tel, Inc.                                               1,369        39
   Intervideo, Inc. * +                                            400         4
   JDA Software Group, Inc. * +                                  2,119        28
   Keane, Inc. * +                                               3,449        53
   Lawson Software, Inc. * +                                     3,475        21
   Mantech International Corp., Class A * +                      1,057        25
   Manugistics Group, Inc. *                                     4,612        13
   MAPICS, Inc. * +                                              1,543        15
   MapInfo Corp. *                                               1,700        20
   Micromuse, Inc. *                                             6,116        32
   MicroStrategy, Inc., Class A *                                  857        55
   Midway Games, Inc. * +                                        3,021        33
   MRO Software, Inc. * +                                        1,619        21
   MSC.Software Corp. * +                                        1,957        19
   NDCHealth Corp. +                                             2,467        47
   NetIQ Corp. *                                                 3,973        49
   Omnicell, Inc. * +                                            1,776        19

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 70 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                NUMBER    VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Software - 3.5% - (continued)
   Open Solutions, Inc. *                                        1,000    $   26
   OPNET Technologies, Inc. *                                      842         7
   Packeteer, Inc. *                                             2,184        28
   PalmSource, Inc. * +                                          1,152        18
   Parametric Technology Corp. *                                17,960       105
   PDF Solutions, Inc. * +                                       1,229        16
   Pegasystems, Inc. * +                                           755         5
   Per-Se Technologies, Inc. * +                                 1,830        25
   Pinnacle Systems, Inc. * +                                    4,763        25
   PLATO Learning, Inc. *                                        1,700        12
   Progress Software Corp. *                                     2,150        49
   QAD, Inc.                                                       875         7
   Quality Systems, Inc. * +                                       220        14
   Quest Software, Inc. * +                                      3,238        50
   Renaissance Learning, Inc. +                                    618        12
   Retek, Inc. * +                                               4,179        25
   Safeguard Scientifics, Inc. * +                               9,354        19
   Salesforce.com Inc. * +                                       1,000        17
   ScanSoft, Inc. * +                                            6,094        22
   Schawk, Inc.                                                    696        12
   Seachange International, Inc. * +                             1,652        28
   Serena Software, Inc. * +                                     1,711        36
   SoftBrands, Inc. *                                            2,808         5
   SPSS, Inc. *                                                    972        16
   SS&C Technologies, Inc.                                       1,019        23
   Take-Two Interactive Software, Inc. * +                       3,155       110
   THQ, Inc. * +                                                 2,650        57
   TradeStation Group, Inc. * +                                  1,427        11
   Transaction Systems Architects, Inc., Class A * +             2,554        52
   Trident Microsystems, Inc. * +                                1,300        20
   Ulticom, Inc. * +                                               710        13
   Ultimate Software Group, Inc. * +                             1,400        18
   Verint Systems, Inc. *                                          696        29
   Wind River Systems, Inc. *                                    5,148        62
   Witness Systems, Inc. *                                       1,600        24
--------------------------------------------------------------------------------
                                                                           2,682
--------------------------------------------------------------------------------
Storage/Warehousing - 0.0%
   Mobile Mini, Inc. *                                           1,009        30
--------------------------------------------------------------------------------
Telecommunications - 3.0%
   Adaptec, Inc. * +                                             7,591        59
   Aeroflex, Inc. *                                              4,628        57
   AirGate PCS, Inc. *                                             900        29
   Airspan Networks, Inc. *                                      2,600    $   14
   Alamosa Holdings, Inc. * +                                    5,100        56
   Anaren, Inc. *                                                1,597        21
   Anixter International, Inc. *                                 2,091        79
   Applied Signal Technology, Inc.                                 702        27
   Arris Group, Inc. * +                                         5,618        32
   Aspect Communications Corp. *                                 2,597        28
   Atheros Communications, Inc. * +                                900        10
   Audiovox Corp., Class A *                                     1,337        20
   Avanex Corp. * +                                              5,651        18
   Black Box Corp.                                               1,103        47
   Boston Communications Group * +                               1,645        15
   Broadwing Corp. * +                                           2,724        18
   C-COR.net Corp. * +                                           2,873        26
   Carrier Access Corp. *                                        1,800        16
   Cincinnati Bell, Inc. *                                      16,459        59
   Commonwealth Telephone Enterprises, Inc. * +                  1,481        72
   CommScope, Inc. * +                                           3,740        72
   Comtech Telecommunications * +                                  965        30
   CT Communications, Inc.                                       1,427        19
   D&E Communications, Inc.                                      1,091        14
   Ditech Communications Corp. * +                               2,201        35
   Dobson Communications Corp., Class A * +                      6,894        12
   EMS Technologies, Inc. *                                        802        13
   Enterasys Networks, Inc. * +                                 16,338        29
   Extreme Networks * +                                          7,755        53
   Finisar Corp. * +                                            12,443        23
   General Communication, Inc., Class A * +                      3,519        36
   Golden Telecom, Inc. +                                        1,009        31
   Harmonic, Inc. * +                                            5,305        41
   Hypercom Corp. * +                                            3,217        20
   Infonet Services Corp., Class B *                             5,634        11
   Interdigital Communications Corp. *                           3,800        77
   Intrado, Inc. * +                                             1,168        16
   Ixia * +                                                      1,859        26
   KVH Industries, Inc. * +                                      1,407        14
   Mastec, Inc. * +                                              1,619        14
   MRV Communications, Inc. * +                                  8,271        32
   Netgear, Inc. *                                               1,700        28
   Network Equipment Technologies, Inc. *                        1,846        18
   Newport Corp. *                                               2,957        36
   NMS Communications Corp. *                                    3,600        23

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 71 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Telecommunications - 3.0% - (continued)
   North Pittsburgh Systems, Inc.                                1,229    $   31
   Novatel Wireless, Inc. * +                                    1,400        29
   Oplink Communications, Inc. *                                 8,001        16
   Optical Cable Corp. *                                        79,600        --
   Paradyne Networks Corp. *                                     2,300         9
   Powerwave Technologies, Inc. * +                              6,925        56
   Price Communications Corp. *                                  2,727        49
   Primus Telecommunications Group, Inc. * +                     5,328        16
   PTEK Holdings, Inc. * +                                       4,079        43
   Remec, Inc. * +                                               4,294        26
   RF Micro Devices, Inc. * +                                   12,882        90
   SafeNet, Inc. * +                                             1,560        56
   SBA Communications Corp. *                                    3,315        32
   Shenandoah Telecom Co. +                                        548        16
   Spectralink Corp. +                                           1,209        18
   Stratex Networks, Inc. * +                                    6,874        14
   SureWest Communications +                                     1,208        34
   Sycamore Networks, Inc. *                                    12,172        46
   SymmetriCom, Inc. * +                                         3,105        34
   Talk America Holdings, Inc. +                                 1,886        12
   Tekelec *                                                     3,477        81
   Terayon Communication Systems, Inc. * +                       5,383        11
   Time Warner Telecom, Inc., Class A * +                        3,436        13
   Triton PCS Holdings, Inc., Class A *                          1,801         4
   Ubiquitel, Inc. *                                             5,500        36
   USA Mobility, Inc. * +                                        1,763        64
   Viasat, Inc. *                                                1,591        33
   Westell Technologies, Inc., Class A * +                       3,892        25
   Wireless Facilities, Inc. * +                                 2,910        24
   Zhone Technologies, Inc. *                                    3,095         8
--------------------------------------------------------------------------------
                                                                           2,352
--------------------------------------------------------------------------------
Textiles - 0.1%
   Angelica Corp.                                                  696        18
   G & K Services, Inc., Class A                                 1,188        49
   Unifirst Corp. of Massachusetts +                               774        21
--------------------------------------------------------------------------------
                                                                              88
--------------------------------------------------------------------------------
Toys, Games & Hobbies - 0.2%
   Action Performance Cos., Inc. +                               1,193        13
   Department 56, Inc. * +                                         945        16
   Jakks Pacific, Inc. * +                                       1,807        34
   Leapfrog Enterprises, Inc. * +                                1,800        25
   RC2 Corp. *                                                   1,100        34
   Topps (The) Co. +                                             2,565    $   26
--------------------------------------------------------------------------------
                                                                             148
--------------------------------------------------------------------------------
Transportation - 2.2%
   Alexander & Baldwin, Inc.                                     2,914       123
   Arkansas Best Corp.                                           1,522        66
   Covenant Transport, Inc., Class A *                             564        11
   EGL, Inc. * +                                                 2,482        84
   Florida East Coast Industries, Inc., Class A +                1,342        57
   Forward Air Corp. *                                           1,624        75
   Genesee & Wyoming, Inc., Class A *                            1,436        40
   Gulfmark Offshore, Inc. *                                     1,140        24
   Heartland Express, Inc. +                                     3,278        72
   HUB Group, Inc., Class A *                                      500        22
   Kansas City Southern Industries, Inc. * +                     4,392        75
   Kirby Corp. *                                                 1,443        66
   Knight Transportation, Inc.                                   2,711        65
   Laidlaw International, Inc. *                                 7,200       136
   Landstar System, Inc. *                                       2,210       156
   Marten Transport Ltd. *                                         400         9
   Offshore Logistics, Inc. *                                    1,342        51
   Old Dominion Freight Line, Inc. *                             1,384        43
   Overnite Corp.                                                1,800        64
   Overseas Shipholding Group                                    1,812       119
   Pacer International, Inc. *                                   1,746        34
   PAM Transportation Services, Inc. * +                           504        10
   Quality Distribution, Inc. *                                    500         4
   RailAmerica, Inc. *                                           2,363        30
   SCS Transportation, Inc. *                                      973        20
   Seabulk International, Inc. *                                   723         9
   Swift Transportation Co., Inc. * +                            3,400        66
   U.S. Xpress Enterprises, Inc., Class A *                        444        11
   USF Corp. +                                                   1,898        70
   Werner Enterprises, Inc.                                      3,100        70
--------------------------------------------------------------------------------
                                                                           1,682
--------------------------------------------------------------------------------
Trucking & Leasing - 0.2%
   AMERCO, Inc. *                                                  600        25
   GATX Corp. +                                                  3,241        95
   Greenbrier Cos., Inc.                                           420        12
--------------------------------------------------------------------------------
                                                                             132
--------------------------------------------------------------------------------
Water - 0.2%
   American States Water Co. +                                   1,243        32
   California Water Service Group                                1,295        45

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 72 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Water - 0.2% - (continued)
   Connecticut Water Service, Inc. +                             674     $    19
   Middlesex Water Co. +                                         898          18
   Pico Holdings, Inc. *                                         566          12
   SJW Corp.                                                     429          17
   Southwest Water Co. +                                       1,200          16
--------------------------------------------------------------------------------
                                                                             159
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $53,254)                                                            76,624

                                                              PRINCIPAL
                                                                AMOUNT     VALUE
                                                                (000S)    (000S)
--------------------------------------------------------------------------------
CONVERTIBLE BOND - 0.0%
--------------------------------------------------------------------------------
Distribution/Wholesale - 0.0%
   Timco Aviation Services, Inc.,
      8.00%, 1/2/07                                               $1        --
--------------------------------------------------------------------------------
Total Convertible Bond
--------------------------------------------------------------------------------
(Cost $-)                                                                   --

                                                               NUMBER      VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 39.4%
--------------------------------------------------------------------------------
   Northern Institutional Funds -
      Liquid Assets Portfolio /(1)/                          30,658,002   30,658
--------------------------------------------------------------------------------
Total Investment Company
--------------------------------------------------------------------------------
(Cost $30,658)                                                            30,658

--------------------------------------------------------------------------------
OTHER - 0.0%
--------------------------------------------------------------------------------
   Escrow DLB Oil & Gas *                                           400       --
   Escrow Mascotech *                                            10,600       --
   Escrow Position PetroCorp. *                                     420       --
--------------------------------------------------------------------------------
Total Other
--------------------------------------------------------------------------------
(Cost $-)                                                                     --

                                                              PRINCIPAL
                                                                AMOUNT     VALUE
                                                                (000S)    (000S)
--------------------------------------------------------------------------------
WARRANTS - 0.0%
--------------------------------------------------------------------------------
   Aura Systems, Inc., Exp. 5/31/05 *                            513        $--
   Optical Cable Corp., Exp. 10/24/07 *                          232         --
   Redback Networks, Inc., Exp. 1/2/11 *                         182          1
   Redback Networks, Inc., Exp. 1/2/11 *                         191         --
--------------------------------------------------------------------------------
Total Warrants
--------------------------------------------------------------------------------
(Cost $-)                                                                     1

                                                           PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)     (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.0%
--------------------------------------------------------------------------------
   Barclays Bank, Global Treasury Services, London,
      Eurodollar Time Deposit,
      2.06%, 12/1/04                                         $1,441       1,441
   U.S. Treasury Bill, /(2)/
      1.59%, 12/23/04                                           150         150
--------------------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------------------
(Cost $1,591)                                                             1,591

--------------------------------------------------------------------------------
Total Investments - 139.9%
--------------------------------------------------------------------------------
(Cost $85,503)                                                          108,874
   Liabilities less Other Assets - (39.9)%                              (31,054)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $ 77,820

/(1)/ Investment relates to cash collateral received from portfolio securities loaned.
/(2)/ Security pledged as collateral to cover margin requirements for open futures contracts.

*    Non-Income Producing Security
+    Security is either wholly or partially on loan.

At November 30, 2004, the Small Company Index Portfolio had open futures contracts as follows:

                                     NOTIONAL                         UNREALIZED
                         NUMBER OF    AMOUNT    CONTRACT   CONTRACT      GAIN
   TYPE                  CONTRACTS    (000S)    POSITION     EXP.       (000S)
--------------------------------------------------------------------------------
Russell 2000                 4        $1,268      Long       12/04       $113
================================================================================

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 73 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

At November 30, 2004, the industry sectors for the Small Company Index Portfolio were:

--------------------------------------------------------------------------------
INDUSTRY SECTOR                                                 % OF INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                14.7%
Consumer Staples                                                       2.7
Energy                                                                 5.6
Financials                                                            22.1
Health Care                                                           12.5
Industrials                                                           14.3
Information Technology                                                17.4
Materials                                                              6.3
Telecommunication Services                                             1.0
Utilities                                                              3.4
--------------------------------------------------------------------------------
Total                                                                100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 74 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2%
--------------------------------------------------------------------------------
Advertising - 2.1%
   Getty Images, Inc. * +                                        5,800    $  338
   Lamar Advertising Co., Class A *                              7,100       280
--------------------------------------------------------------------------------
                                                                             618
--------------------------------------------------------------------------------
Agriculture - 1.6%
   Bunge Ltd. +                                                  8,500       448
--------------------------------------------------------------------------------
Banks - 2.4%
   East-West Bancorp, Inc.                                      10,700       444
   Investors Financial Services Corp. +                          5,600       245
--------------------------------------------------------------------------------
                                                                             689
--------------------------------------------------------------------------------
Biotechnology - 3.2%
   Biogen Idec, Inc. *                                           5,100       299
   Genzyme Corp. *                                               6,000       336
   Serologicals Corp. * +                                       12,800       299
--------------------------------------------------------------------------------
                                                                             934
--------------------------------------------------------------------------------
Commercial Services - 5.4%
   ChoicePoint, Inc. *                                          14,100       618
   Corporate Executive Board Co. +                               8,000       537
   Robert Half International, Inc. +                            15,100       408
--------------------------------------------------------------------------------
                                                                           1,563
--------------------------------------------------------------------------------
Cosmetics/Personal Care - 1.3%
   Estee Lauder Cos. (The), Inc., Class A +                      8,600       375
--------------------------------------------------------------------------------
Data Processing Services - 5.3%
   Alliance Data Systems Corp. *                                 7,600       326
   Certegy, Inc.                                                12,800       440
   Global Payments, Inc.                                         5,200       287
   NAVTEQ Corp. *                                                4,200       181
   Paychex, Inc.                                                 8,500       282
--------------------------------------------------------------------------------
                                                                           1,516
--------------------------------------------------------------------------------
Distribution/Wholesale - 1.3%
   Fastenal Co.                                                  6,000       367
--------------------------------------------------------------------------------
Diversified Financial Services - 2.9%
   Calamos Asset Management, Inc., Class A *                     9,400       223
   Legg Mason, Inc. +                                            4,500       306
   Price (T. Rowe) Group, Inc.                                   5,100       302
--------------------------------------------------------------------------------
                                                                             831
--------------------------------------------------------------------------------
Electronics - 1.2%
   Symbol Technologies, Inc.                                    23,500       356
--------------------------------------------------------------------------------
Entertainment - 3.3%
   DreamWorks Animation SKG, Inc., Class A *                     2,600        96
   Penn National Gaming, Inc. *                                  6,800       359
   Station Casinos, Inc.                                         8,500    $  485
--------------------------------------------------------------------------------
                                                                             940
--------------------------------------------------------------------------------
Environmental Control - 1.2%
   Stericycle, Inc. *                                            8,000       334
--------------------------------------------------------------------------------
Hardware - 2.9%
   Network Appliance, Inc. *                                    12,300       371
   Zebra Technologies Corp., Class A *                           8,900       448
--------------------------------------------------------------------------------
                                                                             819
--------------------------------------------------------------------------------
Healthcare - Equipment - 1.6%
   Waters Corp. *                                                9,700       453
--------------------------------------------------------------------------------
Healthcare - Products - 6.7%
   Advanced Neuromodulation Systems, Inc. * +                    9,200       332
   Gen-Probe, Inc. *                                            11,700       467
   Henry Schein, Inc. * +                                        5,700       371
   St. Jude Medical, Inc. *                                      8,100       309
   Zimmer Holdings, Inc. *                                       5,500       449
--------------------------------------------------------------------------------
                                                                           1,928
--------------------------------------------------------------------------------
Internet - 1.0%
   Symantec Corp. *                                              4,600       294
--------------------------------------------------------------------------------
Leisure Time - 3.5%
   Life Time Fitness, Inc. * +                                  19,800       492
   Royal Caribbean Cruises Ltd. +                               10,400       517
--------------------------------------------------------------------------------
                                                                           1,009
--------------------------------------------------------------------------------
Lodging - 4.0%
   Marriott International, Inc., Class A                         9,400       534
   Starwood Hotels & Resorts Worldwide, Inc.                    11,700       612
--------------------------------------------------------------------------------
                                                                           1,146
--------------------------------------------------------------------------------
Machinery - Diversified - 6.7%
   Danaher Corp. +                                              11,600       660
   Dover Corp.                                                   7,000       283
   ITT Industries, Inc.                                          5,700       485
   Rockwell Automation, Inc.                                    10,500       497
--------------------------------------------------------------------------------
                                                                           1,925
--------------------------------------------------------------------------------
Media - 1.4%
   Scripps (E.W.) Co., Class A +                                 8,600       402
--------------------------------------------------------------------------------
Oil & Gas - 3.2%
   Devon Energy Corp.                                           11,200       464
   XTO Energy, Inc.                                             12,800       465
--------------------------------------------------------------------------------
                                                                             929
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 75 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO (continued)

                                                               NUMBER      VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
--------------------------------------------------------------------------------
Oil & Gas Services - 3.1%
   BJ Services Co.                                               8,100   $   410
   Smith International, Inc. *                                   7,900       479
--------------------------------------------------------------------------------
                                                                             889
--------------------------------------------------------------------------------
Pharmaceuticals - 4.5%
   Caremark Rx, Inc. *                                          11,200       401
   Endo Pharmaceuticals Holdings, Inc. * +                      12,400       254
   Gilead Sciences, Inc. *                                       9,900       341
   Sepracor, Inc. * +                                            6,600       294
--------------------------------------------------------------------------------
                                                                           1,290
--------------------------------------------------------------------------------
Retail - 8.0%
   Applebee's International, Inc.                               11,700       301
   Cabela's, Inc., Class A * +                                   3,700        79
   Coach, Inc. *                                                10,200       508
   Dick's Sporting Goods, Inc. * +                              15,600       562
   Petsmart, Inc.                                               11,600       397
   Starbucks Corp. *                                             8,000       450
--------------------------------------------------------------------------------
                                                                           2,297
--------------------------------------------------------------------------------
Semiconductors - 7.5%
   Broadcom Corp., Class A *                                    15,800       514
   Cymer, Inc. * +                                               9,200       280
   Integrated Circuit Systems, Inc. *                           15,000       355
   Kla-Tencor Corp. * +                                          9,200       414
   National Semiconductor Corp.                                 20,200       312
   Novellus Systems, Inc. *                                     10,200       275
--------------------------------------------------------------------------------
                                                                           2,150
--------------------------------------------------------------------------------
Software - 6.0%
   Cognos, Inc. *                                               12,000       473
   Hyperion Solutions Corp. *                                   13,800       619
   Manhattan Associates, Inc. * +                               15,200       369
   Mercury Interactive Corp. * +                                 5,900       269
--------------------------------------------------------------------------------
                                                                           1,730
--------------------------------------------------------------------------------
Telecommunications - 1.1%
   Nextel Partners, Inc., Class A * +                           18,300       331
--------------------------------------------------------------------------------
Telecommunications Equipment - 4.1%
   Adtran, Inc.                                                 19,400       435
   Andrew Corp. *                                               20,900       297
   Juniper Networks, Inc. *                                     16,100       443
--------------------------------------------------------------------------------
                                                                           1,175
--------------------------------------------------------------------------------
Transportation - 2.7%
   Expeditors International Washington, Inc.                     5,300   $   282
   UTI Worldwide, Inc.                                           7,000       483
--------------------------------------------------------------------------------
                                                                             765
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $24,662)                                                            28,503

--------------------------------------------------------------------------------
INVESTMENT COMPANY - 25.2%
--------------------------------------------------------------------------------
   Northern Institutional Funds -
      Liquid Assets Portfolio /(1)/                          7,234,336     7,234
--------------------------------------------------------------------------------
Total Investment Company
--------------------------------------------------------------------------------
(Cost $7,234)                                                              7,234

                                                            PRINCIPAL
                                                              AMOUNT     VALUE
                                                              (000S)     (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 1.2%
--------------------------------------------------------------------------------
   Barclays Bank, Global Treasury Services, London,
      Eurodollar Time Deposit,
      2.06%, 12/1/04                                           $334         334
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $334)                                                                 334

--------------------------------------------------------------------------------
Total Investments - 125.6%
--------------------------------------------------------------------------------
(Cost $32,230)                                                           36,071
   Liabilities less Other Assets - (25.6)%                               (7,341)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $28,730

/(1)/ Investment relates to cash collateral received from portfolio securities loaned.

*    Non-Income Producing Security
+    Security is either wholly or partially on loan.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 76 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

At November 30, 2004, the industry sectors for the Mid Cap Growth Portfolio were:

--------------------------------------------------------------------------------
INDUSTRY SECTOR                                                 % OF INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                22.5%
Consumer Staples                                                       2.9
Energy                                                                 6.4
Financials                                                             5.3
Health Care                                                           16.2
Industrials                                                           17.4
Information Technology                                                28.1
Telecommunication Services                                             1.2
--------------------------------------------------------------------------------
Total                                                                100.0%

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 77 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
FOCUSED GROWTH PORTFOLIO

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.8%
--------------------------------------------------------------------------------
Aerospace/Defense - 2.2%
   Lockheed Martin Corp.                                       52,800    $ 3,212
   Rockwell Collins, Inc.                                      30,000      1,196
--------------------------------------------------------------------------------
                                                                           4,408
--------------------------------------------------------------------------------
Apparel - 1.7%
   NIKE, Inc., Class B                                         41,400      3,505
--------------------------------------------------------------------------------
Biotechnology - 4.0%
   Amgen, Inc. *                                               65,500      3,933
   Biogen Idec, Inc. *                                         25,000      1,467
   Genzyme Corp. *                                             48,500      2,716
--------------------------------------------------------------------------------
                                                                           8,116
--------------------------------------------------------------------------------
Chemicals - 1.1%
   Air Products & Chemicals, Inc.                              17,600      1,007
   Ecolab, Inc.                                                35,700      1,249
--------------------------------------------------------------------------------
                                                                           2,256
--------------------------------------------------------------------------------
Computers - 10.0%
   Apple Computer, Inc. *                                      49,800      3,339
   Dell, Inc. *                                               153,400      6,216
   EMC Corp. of Massachusetts *                               301,000      4,040
   International Business Machine Corp.                        54,700      5,155
   Sungard Data Systems, Inc. *                                53,800      1,426
--------------------------------------------------------------------------------
                                                                          20,176
--------------------------------------------------------------------------------
Cosmetics/Personal Care - 3.3%
   Procter & Gamble Co.                                       122,800      6,567
--------------------------------------------------------------------------------
Diversified Financial Services - 5.9%
   American Express Co.                                        97,000      5,404
   Ameritrade Holding Corp. * +                                85,000      1,184
   Capital One Financial Corp. +                               25,000      1,965
   Goldman Sachs Group, Inc.                                   23,600      2,472
   Price (T. Rowe) Group, Inc. +                               15,000        887
--------------------------------------------------------------------------------
                                                                          11,912
--------------------------------------------------------------------------------
Entertainment - 0.3%
   International Game Technology                               15,000        530
--------------------------------------------------------------------------------
Food - 0.6%
   Sysco Corp.                                                 33,400      1,161
--------------------------------------------------------------------------------
Healthcare - Products - 5.5%
   Biomet, Inc. +                                              17,000        814
   Guidant Corp.                                               33,000      2,139
   Johnson & Johnson                                          133,000      8,023
--------------------------------------------------------------------------------
                                                                          10,976
--------------------------------------------------------------------------------
Healthcare - Services - 1.9%
   UnitedHealth Group, Inc.                                    45,100      3,737
--------------------------------------------------------------------------------
Household Products/Wares - 0.9%
   Clorox Co.                                                  33,100    $ 1,825
--------------------------------------------------------------------------------
Internet - 6.7%
   eBay, Inc. *                                                48,800      5,488
   Symantec Corp. *                                            61,900      3,950
   Yahoo!, Inc. * +                                           105,000      3,950
--------------------------------------------------------------------------------
                                                                          13,388
--------------------------------------------------------------------------------
Lodging - 3.1%
   Marriott International, Inc., Class A                       61,000      3,468
   Starwood Hotels & Resorts Worldwide, Inc.                   38,700      2,023
   Station Casinos, Inc. +                                     12,200        696
--------------------------------------------------------------------------------
                                                                           6,187
--------------------------------------------------------------------------------
Machinery - Construction & Mining - 1.7%
   Caterpillar, Inc.                                           36,300      3,323
--------------------------------------------------------------------------------
Machinery - Diversified - 0.5%
   Rockwell Automation, Inc.                                   20,500        970
--------------------------------------------------------------------------------
Media - 1.6%
   McGraw-Hill Cos. (The), Inc.                                36,000      3,158
--------------------------------------------------------------------------------
Mining - 2.0%
   Freeport-McMoRan Copper & Gold, Inc., Class B               25,000        978
   Newmont Mining Corp. +                                      65,700      3,111
--------------------------------------------------------------------------------
                                                                           4,089
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 4.0%
   Danaher Corp.                                               51,100      2,907
   General Electric Co.                                       113,600      4,017
   ITT Industries, Inc.                                        12,000      1,021
--------------------------------------------------------------------------------
                                                                           7,945
--------------------------------------------------------------------------------
Oil & Gas - 0.4%
   ENSCO International, Inc. +                                 24,000        751
--------------------------------------------------------------------------------
Oil & Gas Services - 2.4%
   Baker Hughes, Inc.                                          55,200      2,447
   BJ Services Co.                                             28,000      1,419
   Smith International, Inc. *                                 14,500        878
--------------------------------------------------------------------------------
                                                                           4,744
--------------------------------------------------------------------------------
Pharmaceuticals - 2.6%
   Abbott Laboratories                                         49,000      2,056
   Pfizer, Inc.                                               112,400      3,121
--------------------------------------------------------------------------------
                                                                           5,177
--------------------------------------------------------------------------------
Real Estate - 0.3%
   St. Joe (The) Co. +                                         12,900        708
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 78 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                             NUMBER      VALUE
                                                            OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.8% - CONTINUED
--------------------------------------------------------------------------------
REITS - 0.4%
   General Growth Properties, Inc.                             10,000   $    343
   Weingarten Realty Investors +                               11,000        448
--------------------------------------------------------------------------------
                                                                             791
--------------------------------------------------------------------------------
Retail - 11.4%
   Costco Wholesale Corp.                                      51,000      2,479
   Home Depot (The), Inc.                                     141,600      5,912
   Staples, Inc.                                              114,300      3,647
   Starbucks Corp. *                                           68,200      3,837
   Target Corp.                                                92,300      4,728
   Yum! Brands, Inc.                                           52,100      2,365
--------------------------------------------------------------------------------
                                                                          22,968
--------------------------------------------------------------------------------
Semiconductors - 5.4%
   Broadcom Corp., Class A *                                   34,000      1,106
   Intel Corp.                                                126,900      2,836
   Kla-Tencor Corp. * +                                        30,000      1,352
   Marvell Technology Group Ltd. *                             35,100      1,125
   Texas Instruments, Inc.                                    115,300      2,788
   Xilinx, Inc.                                                50,000      1,561
--------------------------------------------------------------------------------
                                                                          10,768
--------------------------------------------------------------------------------
Software - 9.2%
   Adobe Systems, Inc.                                         54,000      3,270
   Computer Associates International, Inc.                     82,600      2,522
   Mercury Interactive Corp. * +                               16,800        766
   Microsoft Corp.                                            324,000      8,686
   NAVTEQ Corp. *                                              19,700        850
   SEI Investments Co. +                                       15,000        587
   Veritas Software Corp. *                                    85,000      1,862
--------------------------------------------------------------------------------
                                                                          18,543
--------------------------------------------------------------------------------
Telecommunications - 6.3%
   Juniper Networks, Inc. *                                   110,000      3,028
   Motorola, Inc.                                             125,500      2,417
   Nextel Communications, Inc., Class A *                     100,000      2,846
   Nextel Partners, Inc., Class A * +                          75,700      1,370
   Sprint Corp. (FON Group)                                   135,500      3,091
--------------------------------------------------------------------------------
                                                                          12,752
--------------------------------------------------------------------------------
Transportation - 3.4%
   C.H. Robinson Worldwide Inc. +                               8,900   $    478
   Expeditors International Washington, Inc. +                 22,000      1,172
   Hunt (J.B.) Transport Services, Inc.                        15,400        619
   United Parcel Services, Inc., Class B +                     55,000      4,628
--------------------------------------------------------------------------------
                                                                           6,897
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $176,417)                                                          198,328

--------------------------------------------------------------------------------
INVESTMENT COMPANY - 5.4%
--------------------------------------------------------------------------------
   Northern Institutional Funds -
      Liquid Assets Portfolio /(1)/                        10,767,979     10,768
--------------------------------------------------------------------------------
Total Investment Company
--------------------------------------------------------------------------------
(Cost $10,768)                                                            10,768
--------------------------------------------------------------------------------

                                                           PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)      (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.7%
--------------------------------------------------------------------------------
   Barclays Bank, Global Treasury Services, London,
      Eurodollar Time Deposit,
      2.06%, 12/1/04                                         $1,450       1,450
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $1,450)                                                             1,450

--------------------------------------------------------------------------------
Total Investments - 104.9%
--------------------------------------------------------------------------------
(Cost $188,635)                                                         210,546
   Liabilities less Other Assets - (4.9)%                                (9,814)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $200,732

/(1)/ Investment relates to cash collateral received from portfolio securities loaned.

*    Non-Income Producing Security
+    Security is either wholly or partially on loan.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 79 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
FOCUSED GROWTH PORTFOLIO (continued)

At November 30, 2004, the industry sectors for the Focused Growth Portfolio were:

--------------------------------------------------------------------------------
INDUSTRY SECTOR                                                 % OF INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                               19.8%
Consumer Staples                                                      6.1
Energy                                                                2.8
Financials                                                            7.1
Health Care                                                          14.1
Industrials                                                          11.9
Information Technology                                               31.3
Materials                                                             3.2
Telecommunication Services                                            3.7
--------------------------------------------------------------------------------
Total                                                               100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 80 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
DIVERSIFIED GROWTH PORTFOLIO

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.6%
--------------------------------------------------------------------------------
Aerospace/Defense - 1.7%
   United Technologies Corp.                                     8,150    $  795
--------------------------------------------------------------------------------
Auto Manufacturers - 0.8%
   PACCAR, Inc.                                                  4,375       342
--------------------------------------------------------------------------------
Auto Parts & Equipment - 1.2%
   Johnson Controls, Inc.                                        8,700       534
--------------------------------------------------------------------------------
Banks - 1.9%
   Bank of America Corp.                                        18,375       850
--------------------------------------------------------------------------------
Beverages - 2.1%
   PepsiCo, Inc.                                                19,325       965
--------------------------------------------------------------------------------
Biotechnology - 2.7%
   Amgen, Inc. *                                                20,300     1,219
--------------------------------------------------------------------------------
Chemicals - 3.8%
   du Pont (E.I.) de Nemours & Co.                              15,975       724
   Praxair, Inc.                                                21,875       982
--------------------------------------------------------------------------------
                                                                           1,706
--------------------------------------------------------------------------------
Commercial Services - 1.0%
   Accenture Ltd., Class A *                                    17,575       456
--------------------------------------------------------------------------------
Computers - 2.7%
   Dell, Inc. *                                                 11,450       464
   EMC Corp. of Massachusetts *                                 55,750       748
--------------------------------------------------------------------------------
                                                                           1,212
--------------------------------------------------------------------------------
Diversified Financial Services - 11.6%
   American Express Co.                                         12,750       710
   Citigroup, Inc.                                              21,025       941
   Franklin Resources, Inc.                                      7,600       499
   Goldman Sachs Group, Inc.                                     7,350       770
   JPMorgan Chase & Co.                                         25,475       959
   Lehman Brothers Holdings, Inc.                                5,400       453
   MBNA Corp.                                                   35,400       940
--------------------------------------------------------------------------------
                                                                           5,272
--------------------------------------------------------------------------------
Electric - 2.2%
   Dominion Resources, Inc. of Virginia                          8,100       531
   Exelon Corp.                                                 11,225       468
--------------------------------------------------------------------------------
                                                                             999
--------------------------------------------------------------------------------
Electronics - 1.9%
   Cymer, Inc. * +                                              11,150       339
   Flextronics International Ltd. *                             37,700       541
--------------------------------------------------------------------------------
                                                                             880
--------------------------------------------------------------------------------
Engineering & Construction - 1.1%
   Jacobs Engineering Group, Inc. * +                           11,400       524
--------------------------------------------------------------------------------
Entertainment - 0.6%
   International Game Technology                                 7,175    $  254
--------------------------------------------------------------------------------
Food - 1.1%
   Sysco Corp.                                                  14,025       487
--------------------------------------------------------------------------------
Healthcare - Products - 7.1%
   Alcon, Inc.                                                   7,625       568
   Dentsply International, Inc. +                               12,550       660
   Guidant Corp.                                                 8,325       540
   Medtronic, Inc.                                               5,100       245
   St. Jude Medical, Inc. *                                     13,250       505
   Zimmer Holdings, Inc. *                                       9,025       737
--------------------------------------------------------------------------------
                                                                           3,255
--------------------------------------------------------------------------------
Healthcare - Services - 1.2%
   Aetna, Inc.                                                   4,725       560
--------------------------------------------------------------------------------
Insurance - 6.4%
   AMBAC Financial Group, Inc.                                   5,525       449
   American International Group, Inc.                           15,400       976
   Everest Re Group Ltd.                                         6,275       529
   Hartford Financial Services Group, Inc.                      14,750       944
--------------------------------------------------------------------------------
                                                                           2,898
--------------------------------------------------------------------------------
Leisure Time - 1.4%
   Carnival Corp.                                               12,150       644
--------------------------------------------------------------------------------
Lodging - 3.6%
   Marriott International, Inc., Class A                        13,850       787
   Starwood Hotels & Resorts Worldwide, Inc.                     7,650       400
   Station Casinos, Inc.                                         7,975       455
--------------------------------------------------------------------------------
                                                                           1,642
--------------------------------------------------------------------------------
Machinery - Diversified - 2.7%
   Rockwell Automation, Inc.                                    18,400       870
   Zebra Technologies Corp., Class A *                           6,975       351
--------------------------------------------------------------------------------
                                                                           1,221
--------------------------------------------------------------------------------
Mining - 0.6%
   Alcoa, Inc.                                                   8,625       293
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 6.4%
   Eaton Corp.                                                  11,600       782
   General Electric Co.                                         45,075     1,594
   Tyco International Ltd.                                      15,725       534
--------------------------------------------------------------------------------
                                                                           2,910
--------------------------------------------------------------------------------
Oil & Gas - 7.4%
   Apache Corp.                                                 16,475       891
   BP PLC ADR                                                   10,850       666
   EnCana Corp. +                                                9,725       554

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 81 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
DIVERSIFIED GROWTH PORTFOLIO (continued)

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.6% - CONTINUED
--------------------------------------------------------------------------------
Oil & Gas - 7.4% - (continued)
   Exxon Mobil Corp.                                            25,000   $ 1,281
--------------------------------------------------------------------------------
                                                                           3,392
--------------------------------------------------------------------------------
Oil & Gas Services - 2.3%
   BJ Services Co.                                              10,400       527
   Smith International, Inc. *                                   8,275       501
--------------------------------------------------------------------------------
                                                                           1,028
--------------------------------------------------------------------------------
Pharmaceuticals - 4.5%
   Bristol-Myers Squibb Co.                                      9,100       214
   Pfizer, Inc.                                                 32,200       894
   Sepracor, Inc. * +                                            6,700       298
   Teva Pharmaceutical Industries Ltd. ADR +                    24,275       662
--------------------------------------------------------------------------------
                                                                           2,068
--------------------------------------------------------------------------------
Retail - 6.9%
   Dick's Sporting Goods, Inc. * +                              11,075       399
   Lowe's Cos., Inc.                                             6,550       362
   Staples, Inc.                                                29,950       956
   Wal-Mart Stores, Inc.                                        18,275       951
   Walgreen Co.                                                 12,375       473
--------------------------------------------------------------------------------
                                                                           3,141
--------------------------------------------------------------------------------
Semiconductors - 2.2%
   Intel Corp.                                                  28,125       629
   Kla-Tencor Corp. * +                                          8,350       376
--------------------------------------------------------------------------------
                                                                           1,005
--------------------------------------------------------------------------------
Software - 3.5%
   Cognos, Inc. * +                                             10,675       420
   Microsoft Corp.                                              43,375     1,163
--------------------------------------------------------------------------------
                                                                           1,583
--------------------------------------------------------------------------------
Telecommunications - 4.4%
   Cisco Systems, Inc. *                                        46,925       878
   Vodafone Group PLC ADR                                       41,175     1,123
--------------------------------------------------------------------------------
                                                                           2,001
--------------------------------------------------------------------------------
Transportation - 2.6%
   Expeditors International Washington, Inc.                     6,525       347
   United Parcel Service, Inc., Class B +                        9,800       825
--------------------------------------------------------------------------------
                                                                           1,172
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $40,444)                                                            45,308
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 6.6%
--------------------------------------------------------------------------------
   Northern Institutional Funds -
      Liquid Assets Portfolio /(1)/                          3,009,883   $ 3,010
--------------------------------------------------------------------------------
Total Investment Company
--------------------------------------------------------------------------------
(Cost $3,010)                                                              3,010

                                                            PRINCIPAL
                                                              AMOUNT      VALUE
                                                              (000S)     (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.0%
--------------------------------------------------------------------------------
   Barclays Bank, Global Treasury Services, London,
      Eurodollar Time Deposit,
      2.06%, 12/1/04                                           $16           16
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $16)                                                                   16

--------------------------------------------------------------------------------
Total Investments - 106.2%
--------------------------------------------------------------------------------
(Cost $43,470)                                                           48,334
   Liabilities less Other Assets - (6.2)%                                (2,843)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $45,491

/(1)/ Investment relates to cash collateral received from portfolio securities loaned.

*    Non-Income Producing Security
+    Security is either wholly or partially on loan.

At November 30, 2004, the industry sectors for the Diversified Growth Portfolio were:

--------------------------------------------------------------------------------
INDUSTRY SECTOR                                                 % OF INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                10.6%
Consumer Staples                                                       6.4
Energy                                                                 9.8
Financials                                                            19.8
Health Care                                                           15.6
Industrials                                                           14.6
Information Technology                                                14.1
Materials                                                              4.4
Telecommunication Services                                             2.5
Utilities                                                              2.2
--------------------------------------------------------------------------------
Total                                                                100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 82 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5%
--------------------------------------------------------------------------------
Advertising - 0.2%
   Interpublic Group of Cos. (The), Inc. * +                   27,564    $   342
   Omnicom Group                                               12,599      1,021
--------------------------------------------------------------------------------
                                                                           1,363
--------------------------------------------------------------------------------
Aerospace/Defense - 1.8%
   Boeing (The) Co.                                            57,063      3,057
   General Dynamics Corp. +                                    13,449      1,457
   Goodrich Corp.                                               8,226        261
   L-3 Communications Holdings, Inc.                            7,200        536
   Lockheed Martin Corp.                                       29,784      1,812
   Northrop Grumman Corp.                                      24,006      1,352
   Raytheon Co.                                                28,704      1,158
   Rockwell Collins, Inc.                                      11,982        478
   United Technologies Corp.                                   34,314      3,348
--------------------------------------------------------------------------------
                                                                          13,459
--------------------------------------------------------------------------------
Agriculture - 1.5%
   Altria Group, Inc.                                         137,656      7,914
   Archer-Daniels-Midland Co.                                  44,106        935
   Monsanto Co.                                                18,076        832
   Reynolds American, Inc. +                                   10,013        757
   UST, Inc. +                                                 11,034        486
--------------------------------------------------------------------------------
                                                                          10,924
--------------------------------------------------------------------------------
Airlines - 0.1%
   Delta Air Lines, Inc. * +                                    8,929         62
   Southwest Airlines Co.                                      53,730        845
--------------------------------------------------------------------------------
                                                                             907
--------------------------------------------------------------------------------
Apparel - 0.4%
   Coach, Inc. *                                               12,700        633
   Jones Apparel Group, Inc. +                                  8,340        296
   Liz Claiborne, Inc.                                          7,288        299
   NIKE, Inc., Class B                                         17,884      1,514
   Reebok International Ltd. +                                  4,001        156
   VF Corp.                                                     7,336        396
--------------------------------------------------------------------------------
                                                                           3,294
--------------------------------------------------------------------------------
Auto Manufacturers - 0.6%
   Ford Motor Co.                                             122,710      1,740
   General Motors Corp. +                                      37,833      1,460
   Navistar International Corp. * +                             4,737        195
   PACCAR, Inc.                                                11,664        911
--------------------------------------------------------------------------------
                                                                           4,306
--------------------------------------------------------------------------------
Auto Parts & Equipment - 0.2%
   Cooper Tire & Rubber Co. +                                   4,973        102
   Dana Corp.                                                  10,236    $   167
   Delphi Corp. +                                              38,652        348
   Goodyear Tire & Rubber (The) Co. * +                        11,812        149
   Johnson Controls, Inc.                                      12,378        760
   Visteon Corp. +                                              9,484         80
--------------------------------------------------------------------------------
                                                                           1,606
--------------------------------------------------------------------------------
Banks - 6.5%
   AmSouth Bancorp +                                           24,161        627
   Bank of America Corp.                                      272,874     12,626
   Bank of New York Co. (The), Inc.                            54,694      1,800
   BB&T Corp.                                                  37,700      1,600
   Comerica, Inc. +                                            11,459        705
   Fifth Third Bancorp                                         40,356      2,032
   First Horizon National Corp. NA                              8,672        379
   Huntington Bancshares, Inc. +                               16,109        391
   KeyCorp                                                     28,907        962
   M&T Bank Corp.                                               8,400        886
   Marshall & Ilsley Corp.                                     15,954        665
   Mellon Financial Corp.                                      29,218        854
   National City Corp.                                         45,820      1,699
   North Fork Bancorporation, Inc.                             31,327        902
   PNC Financial Services Group, Inc.                          19,068      1,037
   Regions Financial Corp.                                     31,235      1,093
   State Street Corp.                                          23,521      1,048
   SunTrust Banks, Inc.                                        24,856      1,772
   Synovus Financial Corp.                                     21,271        574
   U.S. Bancorp                                               126,102      3,737
   Wachovia Corp. +                                           110,003      5,693
   Wells Fargo & Co.                                          115,223      7,117
   Zions Bancorporation +                                       6,290        418
--------------------------------------------------------------------------------
                                                                          48,617
--------------------------------------------------------------------------------
Beverages - 2.2%
   Anheuser-Busch Cos., Inc.                                   53,958      2,703
   Brown-Forman Corp., Class B                                  8,350        401
   Coca-Cola (The) Co.                                        164,813      6,479
   Coca-Cola Enterprises, Inc.                                 31,313        651
   Coors (Adolph) Co., Class B +                                2,496        187
   Pepsi Bottling Group, Inc.                                  17,071        478
   PepsiCo, Inc. +                                            113,629      5,671
--------------------------------------------------------------------------------
                                                                          16,570
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 83 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO (continued)

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Biotechnology - 1.1%
   Amgen, Inc. *                                               85,383    $ 5,126
   Biogen Idec, Inc. *                                         22,683      1,331
   Chiron Corp. *                                              12,776        416
   Genzyme Corp. *                                             15,257        855
   Medimmune, Inc. *                                           16,688        444
   Millipore Corp. *                                            3,278        160
--------------------------------------------------------------------------------
                                                                           8,332
--------------------------------------------------------------------------------
Building Materials - 0.3%
   American Standard Companies, Inc. *                         14,452        563
   Masco Corp. +                                               29,288      1,033
   Vulcan Materials Co.                                         6,947        360
--------------------------------------------------------------------------------
                                                                           1,956
--------------------------------------------------------------------------------
Chemicals - 1.6%
   Air Products & Chemicals, Inc.                              15,264        874
   Ashland, Inc.                                                4,787        283
   Dow Chemical (The) Co.                                      62,971      3,178
   du Pont (E.I.) de Nemours & Co.                             66,951      3,034
   Eastman Chemical Co.                                         5,190        282
   Ecolab, Inc.                                                17,208        602
   Engelhard Corp.                                              8,514        255
   Great Lakes Chemical Corp. +                                 3,632        107
   Hercules, Inc. * +                                           7,937        118
   International Flavors & Fragrances, Inc.                     6,484        263
   PPG Industries, Inc.                                        11,534        778
   Praxair, Inc.                                               21,932        985
   Rohm & Haas Co.                                             15,084        665
   Sherwin-Williams (The) Co.                                   9,595        428
   Sigma-Aldrich Corp.                                          4,693        280
--------------------------------------------------------------------------------
                                                                          12,132
--------------------------------------------------------------------------------
Commercial Services - 0.9%
   Apollo Group, Inc., Class A *                               13,301      1,060
   Cendant Corp.                                               68,538      1,554
   Convergys Corp. *                                           10,146        151
   Deluxe Corp.                                                 3,497        138
   Donnelley (R.R.) & Sons Co.                                 14,561        505
   Equifax, Inc.                                                9,455        261
   H&R Block, Inc.                                             11,169        533
   McKesson Corp. +                                            19,748        584
   Moody's Corp.                                               10,081        814
   Paychex, Inc. +                                             25,516        846
   Robert Half International, Inc. +                           11,647        315
--------------------------------------------------------------------------------
                                                                           6,761
--------------------------------------------------------------------------------
Computers - 4.2%
   Affiliated Computer Services, Inc., Class A *                8,600    $   509
   Apple Computer, Inc. *                                      25,856      1,734
   Computer Sciences Corp. *                                   12,710        688
   Dell, Inc. *                                               169,243      6,858
   Electronic Data Systems Corp.                               33,061        742
   EMC Corp. of Massachusetts *                               161,345      2,165
   Gateway, Inc. * +                                           23,424        159
   Hewlett-Packard Co.                                        202,539      4,051
   International Business Machines Corp.                      112,384     10,591
   Lexmark International, Inc. *                                8,707        739
   NCR Corp. * +                                                6,346        379
   Network Appliance, Inc. *                                   23,675        714
   Sun Microsystems, Inc. *                                   233,326      1,295
   Sungard Data Systems, Inc. *                                19,750        524
   Unisys Corp. *                                              23,013        264
--------------------------------------------------------------------------------
                                                                          31,412
--------------------------------------------------------------------------------
Cosmetics/Personal Care - 2.0%
   Alberto-Culver Co., Class B +                                6,031        279
   Avon Products, Inc. +                                       31,690      1,190
   Colgate-Palmolive Co.                                       35,624      1,638
   Gillette (The) Co.                                          67,198      2,923
   Procter & Gamble Co.                                       170,492      9,118
--------------------------------------------------------------------------------
                                                                          15,148
--------------------------------------------------------------------------------
Distribution/Wholesale - 0.1%
   Genuine Parts Co.                                           11,743        510
   Grainger (W.W.), Inc.                                        6,229        385
--------------------------------------------------------------------------------
                                                                             895
--------------------------------------------------------------------------------
Diversified Financial Services - 8.1%
   American Express Co.                                        86,364      4,811
   Bear Stearns Cos. (The), Inc.                                6,778        662
   Capital One Financial Corp. +                               15,701      1,234
   Charles Schwab (The) Corp.                                  92,222        994
   CIT Group, Inc.                                             14,100        603
   Citigroup, Inc.                                            347,482     15,550
   Countrywide Financial Corp.                                 37,584      1,248
   E*TRADE Financial Corp. *                                   25,400        352
   Fannie Mae                                                  65,595      4,506
   Federated Investors, Inc., Class B                           7,312        215
   Franklin Resources, Inc.                                    16,721      1,098
   Freddie Mac                                                 46,050      3,143
   Goldman Sachs Group, Inc. +                                 32,586      3,414
   Janus Capital Group, Inc.                                   16,807        278

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 84 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Diversified Financial Services - 8.1% - (continued)
   JPMorgan Chase & Co.                                       238,944    $ 8,996
   Lehman Brothers Holdings, Inc.                              18,230      1,527
   MBNA Corp.                                                  85,705      2,276
   Merrill Lynch & Co., Inc.                                   63,003      3,510
   Morgan Stanley                                              73,630      3,737
   Price (T. Rowe) Group, Inc. +                                8,536        505
   Providian Financial Corp. * +                               19,661        316
   SLM Corp.                                                   30,684      1,570
--------------------------------------------------------------------------------
                                                                          60,545
--------------------------------------------------------------------------------
Electric - 2.8%
   AES Corp. *                                                 42,938        526
   Allegheny Energy, Inc. * +                                   9,085        174
   Ameren Corp. +                                              11,123        539
   American Electric Power Co.                                 27,217        930
   Calpine Corp. * +                                           28,059        109
   Centerpoint Energy, Inc. +                                  21,057        235
   Cinergy Corp.                                               12,221        506
   CMS Energy Corp. *                                          10,483        107
   Consolidated Edison, Inc. +                                 15,521        681
   Constellation Energy Group, Inc.                            11,521        503
   Dominion Resources, Inc. of Virginia                        22,849      1,496
   DTE Energy Co.                                              11,579        508
   Duke Energy Corp. +                                         66,618      1,684
   Edison International                                        22,434        716
   Entergy Corp.                                               15,956      1,034
   Exelon Corp.                                                44,590      1,860
   FirstEnergy Corp.                                           21,595        912
   FPL Group, Inc. +                                           12,756        897
   NiSource, Inc.                                              18,135        395
   PG&E Corp. * +                                              27,096        901
   Pinnacle West Capital Corp. +                                6,291        278
   PPL Corp. +                                                 12,225        635
   Progress Energy, Inc. +                                     16,900        742
   Public Service Enterprise Group, Inc. +                     15,939        701
   Southern (The) Co.                                          50,099      1,643
   TECO Energy, Inc. +                                         12,916        193
   TXU Corp. +                                                 19,916      1,251
   Xcel Energy, Inc. +                                         27,485        496
--------------------------------------------------------------------------------
                                                                          20,652
--------------------------------------------------------------------------------
Electrical Components & Equipment - 0.3%
   American Power Conversion Corp.                             13,410        283
   Emerson Electric Co.                                        28,147      1,881
   Molex, Inc. +                                               12,835    $   354
   Power-One, Inc. * +                                          6,006         55
--------------------------------------------------------------------------------
                                                                           2,573
--------------------------------------------------------------------------------
Electronics - 0.5%
   Agilent Technologies, Inc. *                                33,126        758
   Applera Corp. - Applied Biosystems Group                    13,746        282
   Fisher Scientific International, Inc. *                      7,800        441
   Jabil Circuit, Inc. *                                       13,800        346
   PerkinElmer, Inc.                                            8,700        186
   Sanmina-SCI Corp. *                                         35,773        316
   Solectron Corp. * +                                         59,859        374
   Symbol Technologies, Inc.                                   16,122        244
   Tektronix, Inc.                                              5,849        184
   Thermo Electron Corp. *                                     11,111        336
   Waters Corp. * +                                             7,978        372
--------------------------------------------------------------------------------
                                                                           3,839
--------------------------------------------------------------------------------
Engineering & Construction - 0.0%
   Fluor Corp. +                                                5,591        290
--------------------------------------------------------------------------------
Entertainment - 0.1%
   International Game Technology                               23,378        826
--------------------------------------------------------------------------------
Environmental Control - 0.2%
   Allied Waste Industries, Inc. *                             21,554        196
   Waste Management, Inc.                                      38,842      1,158
--------------------------------------------------------------------------------
                                                                           1,354
--------------------------------------------------------------------------------
Food - 1.7%
   Albertson's, Inc. +                                         24,933        631
   Campbell Soup Co. +                                         27,562        786
   ConAgra Foods, Inc.                                         35,387        957
   General Mills, Inc.                                         25,441      1,157
   Heinz (H.J.) Co.                                            23,569        876
   Hershey Foods Corp. +                                       16,622        861
   Kellogg Co. +                                               27,768      1,214
   Kroger Co. *                                                49,958        808
   McCormick & Co., Inc.                                        9,300        339
   Safeway, Inc. *                                             29,942        577
   Sara Lee Corp.                                              53,231      1,250
   SUPERVALU, Inc. +                                            9,376        296
   Sysco Corp. +                                               42,880      1,490
   Winn-Dixie Stores, Inc. * +                                 10,279         41
   Wrigley (Wm.) Jr. Co.                                       15,097      1,039
--------------------------------------------------------------------------------
                                                                          12,322
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 85 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO (continued)

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Forest Products & Paper - 0.6%
   Georgia-Pacific Corp.                                       17,442    $   638
   International Paper Co.                                     32,797      1,362
   Louisiana-Pacific Corp. +                                    7,138        175
   MeadWestvaco Corp.                                          13,855        466
   Plum Creek Timber Co., Inc. +                               12,589        466
   Temple-Inland, Inc.                                          3,724        222
   Weyerhaeuser Co.                                            16,069      1,060
--------------------------------------------------------------------------------
                                                                           4,389
--------------------------------------------------------------------------------
Gas - 0.2%
   KeySpan Corp. +                                             10,808        427
   NICOR, Inc. +                                                2,952        109
   Peoples Energy Corp. +                                       2,565        115
   Sempra Energy                                               15,472        572
--------------------------------------------------------------------------------
                                                                           1,223
--------------------------------------------------------------------------------
Hand/Machine Tools - 0.1%
   Black & Decker Corp.                                         5,450        458
   Snap-On, Inc. +                                              3,923        124
   Stanley Works (The)                                          5,468        256
--------------------------------------------------------------------------------
                                                                             838
--------------------------------------------------------------------------------
Healthcare - Products - 3.6%
   Bard (C.R.), Inc.                                            6,980        418
   Bausch & Lomb, Inc. +                                        3,653        215
   Baxter International, Inc. +                                41,235      1,305
   Becton, Dickinson & Co.                                     16,897        926
   Biomet, Inc. +                                              17,075        817
   Boston Scientific Corp. *                                   56,428      1,964
   Guidant Corp.                                               21,123      1,370
   Johnson & Johnson                                          199,138     12,012
   Medtronic, Inc.                                             81,095      3,897
   St. Jude Medical, Inc. *                                    23,446        894
   Stryker Corp.                                               26,936      1,185
   Zimmer Holdings, Inc. * +                                   17,085      1,394
--------------------------------------------------------------------------------
                                                                          26,397
--------------------------------------------------------------------------------
Healthcare - Services - 1.4%
   Aetna, Inc.                                                 10,311      1,222
   Anthem, Inc. * +                                             9,425        955
   HCA, Inc. +                                                 28,271      1,114
   Health Management Associates, Inc., Class A +               16,428        363
   Humana, Inc. *                                              11,090        275
   Laboratory Corp. of America Holdings *                       9,400        451
   Manor Care, Inc.                                             6,239        215
   Quest Diagnostics, Inc. +                                    6,818        639
   Tenet Healthcare Corp. * +                                  32,028    $   347
   UnitedHealth Group, Inc.                                    44,526      3,689
   WellPoint Health Networks, Inc. *                           10,676      1,336
--------------------------------------------------------------------------------
                                                                          10,606
--------------------------------------------------------------------------------
Home Builders - 0.2%
   Centex Corp.                                                 8,334        437
   KB Home                                                      3,164        278
   Pulte Homes, Inc. +                                          8,516        471
--------------------------------------------------------------------------------
                                                                           1,186
--------------------------------------------------------------------------------
Home Furnishings - 0.1%
   Maytag Corp. +                                               5,441        109
   Whirlpool Corp.                                              4,392        284
--------------------------------------------------------------------------------
                                                                             393
--------------------------------------------------------------------------------
Household Products/Wares - 0.5%
   Avery Dennison Corp. +                                       7,538        442
   Clorox Co. +                                                10,215        563
   Fortune Brands, Inc.                                         9,705        762
   Kimberly-Clark Corp.                                        33,160      2,109
--------------------------------------------------------------------------------
                                                                           3,876
--------------------------------------------------------------------------------
Housewares - 0.1%
   Newell Rubbermaid, Inc. +                                   18,461        426
--------------------------------------------------------------------------------
Insurance - 4.4%
   ACE Ltd.                                                    18,917        765
   AFLAC, Inc.                                                 33,979      1,278
   Allstate (The) Corp. +                                      46,475      2,347
   AMBAC Financial Group, Inc.                                  7,303        594
   American International Group, Inc.                         174,749     11,070
   AON Corp.                                                   21,334        451
   Chubb Corp.                                                 12,893        983
   CIGNA Corp.                                                  9,307        652
   Cincinnati Financial Corp.                                  11,267        505
   Hartford Financial Services Group, Inc.                     19,798      1,267
   Jefferson-Pilot Corp.                                        9,212        453
   Lincoln National Corp.                                      11,884        547
   Loews Corp.                                                 12,546        877
   Marsh & McLennan Cos., Inc.                                 34,910        998
   MBIA, Inc.                                                   9,764        586
   Metlife, Inc.                                               50,344      1,963
   MGIC Investment Corp. +                                      6,727        457
   Principal Financial Group                                   21,111        796
   Progressive (The) Corp.                                     13,382      1,218
   Prudential Financial, Inc.                                  34,799      1,703

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 86 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Insurance - 4.4% - (continued)
   SAFECO Corp. +                                               8,476    $   411
   St. Paul Cos. (The), Inc.                                   45,071      1,644
   Torchmark Corp.                                              7,394        406
   UnumProvident Corp. +                                       19,863        309
   XL Capital Ltd., Class A                                     9,334        703
--------------------------------------------------------------------------------
                                                                          32,983
--------------------------------------------------------------------------------
Internet - 1.3%
   eBay, Inc. *                                                44,364      4,989
   Monster Worldwide, Inc. * +                                  7,787        219
   Symantec Corp. *                                            21,200      1,353
   Yahoo!, Inc. * +                                            91,230      3,432
--------------------------------------------------------------------------------
                                                                           9,993
--------------------------------------------------------------------------------
Iron/Steel - 0.1%
   Allegheny Technologies, Inc. +                               5,878        129
   Nucor Corp. +                                               10,672        565
   United States Steel Corp. +                                  7,175        376
--------------------------------------------------------------------------------
                                                                           1,070
--------------------------------------------------------------------------------
Leisure Time - 0.5%
   Brunswick Corp.                                              6,235        304
   Carnival Corp. +                                            42,468      2,251
   Harley-Davidson, Inc. +                                     19,828      1,147
   Sabre Holdings Corp. +                                       9,258        214
--------------------------------------------------------------------------------
                                                                           3,916
--------------------------------------------------------------------------------
Lodging - 0.4%
   Harrah's Entertainment, Inc. +                               7,480        459
   Hilton Hotels Corp.                                         26,138        540
   Marriott International, Inc., Class A +                     15,550        884
   Starwood Hotels & Resorts Worldwide, Inc.                   14,011        733
--------------------------------------------------------------------------------
                                                                           2,616
--------------------------------------------------------------------------------
Machinery - Construction & Mining - 0.3%
   Caterpillar, Inc. +                                         22,986      2,104
--------------------------------------------------------------------------------
Machinery - Diversified - 0.3%
   Cummins, Inc. +                                              2,946        235
   Deere & Co.                                                 16,595      1,190
   Rockwell Automation, Inc.                                   12,469        590
--------------------------------------------------------------------------------
                                                                           2,015
--------------------------------------------------------------------------------
Media - 3.3%
   Clear Channel Communications, Inc.                          39,878      1,343
   Comcast Corp., Class A *                                   150,369      4,517
   Disney (Walt) Co.                                          137,780      3,704
   Dow Jones & Co., Inc. +                                      5,751        246
   Gannett Co., Inc.                                           17,846    $ 1,472
   Knight-Ridder, Inc.                                          5,254        358
   McGraw-Hill Cos. (The), Inc.                                12,764      1,120
   Meredith Corp. +                                             3,436        181
   New York Times Co., Class A +                                9,889        405
   Time Warner, Inc. *                                        310,926      5,506
   Tribune Co.                                                 21,331        925
   Univision Communications, Inc., Class A *                   21,791        656
   Viacom, Inc., Class B                                      116,446      4,041
--------------------------------------------------------------------------------
                                                                          24,474
--------------------------------------------------------------------------------
Metal Fabrication/Hardware - 0.0%
   Worthington Industries, Inc. +                               5,851        126
--------------------------------------------------------------------------------
Mining - 0.6%
   Alcoa, Inc.                                                 60,473      2,055
   Freeport-McMoRan Copper & Gold, Inc.,
      Class B +                                                11,895        465
   Newmont Mining Corp.                                        29,433      1,394
   Phelps Dodge Corp. +                                         6,312        613
--------------------------------------------------------------------------------
                                                                           4,527
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 6.0%
   3M Co. +                                                    53,820      4,283
   Cooper Industries Ltd., Class A +                            6,215        412
   Crane Co.                                                    3,998        121
   Danaher Corp. +                                             20,804      1,183
   Dover Corp.                                                 13,740        556
   Eastman Kodak Co. +                                         19,437        636
   Eaton Corp. +                                               10,260        691
   General Electric Co.                                       710,423     25,121
   Honeywell International, Inc.                               57,639      2,036
   Illinois Tool Works, Inc. +                                 20,287      1,912
   Ingersoll-Rand Co., Class A                                 11,675        869
   ITT Industries, Inc.                                         6,224        530
   Leggett & Platt, Inc.                                       12,916        386
   Pall Corp.                                                   8,491        230
   Parker-Hannifin Corp.                                        8,147        609
   Textron, Inc.                                                9,379        681
   Tyco International Ltd.                                    134,783      4,579
--------------------------------------------------------------------------------
                                                                          44,835
--------------------------------------------------------------------------------
Office/Business Equipment - 0.2%
   Pitney Bowes, Inc.                                          15,735        688
   Xerox Corp. * +                                             54,558        836
--------------------------------------------------------------------------------
                                                                           1,524
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 87 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO (continued)

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Oil & Gas - 6.4%
   Amerada Hess Corp. +                                         6,171    $   548
   Anadarko Petroleum Corp.                                    16,768      1,167
   Apache Corp.                                                21,874      1,183
   Burlington Resources, Inc.                                  26,490      1,230
   ChevronTexaco Corp.                                        145,204      7,928
   ConocoPhillips                                              46,392      4,221
   Devon Energy Corp.                                          32,650      1,352
   EOG Resources, Inc. +                                        7,769        583
   Exxon Mobil Corp.                                          436,610     22,376
   Kerr-McGee Corp.                                            10,080        627
   Marathon Oil Corp.                                          21,694        856
   Nabors Industries Ltd. *                                     9,953        518
   Noble Corp. *                                                9,087        440
   Occidental Petroleum Corp.                                  26,234      1,580
   Rowan Cos., Inc. *                                           6,803        176
   Sunoco, Inc. +                                               5,134        424
   Transocean, Inc. * +                                        21,512        866
   Unocal Corp.                                                17,885        824
   Valero Energy Corp.                                         17,700        828
--------------------------------------------------------------------------------
                                                                          47,727
--------------------------------------------------------------------------------
Oil & Gas Services - 0.7%
   Baker Hughes, Inc. +                                        22,403        993
   BJ Services Co.                                             10,845        549
   Halliburton Co. +                                           29,843      1,234
   Schlumberger Ltd. +                                         39,993      2,625
--------------------------------------------------------------------------------
                                                                           5,401
--------------------------------------------------------------------------------
Packaging & Containers - 0.2%
   Ball Corp. +                                                 7,628        341
   Bemis Co.                                                    7,252        202
   Pactiv Corp. * +                                            10,382        258
   Sealed Air Corp. * +                                         5,744        295
--------------------------------------------------------------------------------
                                                                           1,096
--------------------------------------------------------------------------------
Pharmaceuticals - 5.8%
   Abbott Laboratories                                        104,686      4,393
   Allergan, Inc. +                                             8,873        652
   AmerisourceBergen Corp. +                                    7,641        450
   Bristol-Myers Squibb Co.                                   130,495      3,067
   Cardinal Health, Inc.                                       28,823      1,507
   Caremark Rx, Inc. *                                         30,400      1,087
   Express Scripts, Inc. * +                                    5,150        370
   Forest Laboratories, Inc. * +                               24,869        969
   Gilead Sciences, Inc. *                                     29,048      1,001
   Hospira, Inc. *                                             10,788    $   348
   King Pharmaceuticals, Inc. * +                              16,838        210
   Lilly (Eli) & Co.                                           77,173      4,116
   Medco Health Solutions, Inc. * +                            18,363        693
   Merck & Co., Inc.                                          148,840      4,170
   Mylan Laboratories, Inc. +                                  18,000        327
   Pfizer, Inc.                                               508,521     14,121
   Schering-Plough Corp. +                                     98,752      1,763
   Watson Pharmaceuticals, Inc. * +                             7,352        213
   Wyeth                                                       89,414      3,565
--------------------------------------------------------------------------------
                                                                          43,022
--------------------------------------------------------------------------------
Pipelines - 0.2%
   Dynegy, Inc., Class A * +                                   27,056        153
   El Paso Corp.                                               42,478        443
   Kinder Morgan, Inc.                                          8,450        586
   Williams Cos. (The), Inc. +                                 37,218        620
--------------------------------------------------------------------------------
                                                                           1,802
--------------------------------------------------------------------------------
REITS - 0.4%
   Apartment Investment & Management Co.,
      Class A                                                   6,400        233
   Equity Office Properties Trust +                            27,171        746
   Equity Residential                                          18,897        637
   ProLogis +                                                  12,334        496
   Simon Property Group, Inc. +                                13,786        856
--------------------------------------------------------------------------------
                                                                           2,968
--------------------------------------------------------------------------------
Retail - 6.9%
   Autonation, Inc. * +                                        18,150        336
   Autozone, Inc. *                                             5,619        481
   Bed Bath & Beyond, Inc. *                                   21,537        860
   Best Buy Co., Inc.                                          21,915      1,236
   Big Lots, Inc. * +                                           7,857         91
   Circuit City Stores, Inc. +                                 13,319        208
   Costco Wholesale Corp.                                      32,391      1,574
   CVS Corp.                                                   26,765      1,214
   Darden Restaurants, Inc. +                                  10,554        288
   Dillard's, Inc., Class A                                     5,634        142
   Dollar General Corp.                                        22,013        435
   Family Dollar Stores, Inc. +                                11,262        330
   Federated Department Stores, Inc.                           12,072        662
   Gap (The), Inc. +                                           61,135      1,336
   Home Depot (The), Inc.                                     147,263      6,148
   Kohl's Corp. *                                              22,946      1,059

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 88 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Retail - 6.9% - (continued)
   Limited Brands +                                            27,113    $   663
   Lowe's Cos., Inc.                                           52,257      2,891
   May Department Stores (The) Co. +                           19,559        550
   McDonald's Corp.                                            84,875      2,609
   Nordstrom, Inc.                                              9,440        413
   Office Depot, Inc. *                                        21,459        352
   OfficeMax, Inc.                                              4,324        131
   Penney (J.C.) Co., Inc. (Holding Co.)                       18,600        718
   RadioShack Corp. +                                          10,658        336
   Sears, Roebuck & Co. +                                      14,159        737
   Staples, Inc. +                                             33,565      1,071
   Starbucks Corp. * +                                         27,063      1,523
   Target Corp.                                                60,630      3,105
   Tiffany & Co. +                                             10,001        306
   TJX Cos., Inc.                                              33,030        778
   Toys "R" Us, Inc. *                                         14,597        282
   Wal-Mart Stores, Inc.                                      284,635     14,818
   Walgreen Co.                                                68,730      2,624
   Wendy's International, Inc.                                  7,605        271
   Yum! Brands, Inc.                                           19,630        891
--------------------------------------------------------------------------------
                                                                          51,469
--------------------------------------------------------------------------------
Savings & Loans - 0.6%
   Golden West Financial Corp.                                 10,281      1,226
   Sovereign Bancorp, Inc.                                     20,934        457
   Washington Mutual, Inc.                                     58,549      2,384
--------------------------------------------------------------------------------
                                                                           4,067
--------------------------------------------------------------------------------
Semiconductors - 3.0%
   Advanced Micro Devices, Inc. * +                            24,144        514
   Altera Corp. *                                              24,907        565
   Analog Devices, Inc.                                        25,337        936
   Applied Materials, Inc. *                                  113,897      1,895
   Applied Micro Circuits Corp. *                              22,092         81
   Broadcom Corp., Class A *                                   22,783        741
   Intel Corp.                                                430,329      9,618
   Kla-Tencor Corp. * +                                        13,611        613
   Linear Technology Corp.                                     20,762        792
   LSI Logic Corp. * +                                         26,541        140
   Maxim Integrated Products, Inc.                             21,917        898
   Micron Technology, Inc. *                                   41,480        460
   National Semiconductor Corp. +                              24,204        374
   Novellus Systems, Inc. *                                     9,521        257
   NVIDIA Corp. * +                                            10,965        210
   PMC - Sierra, Inc. * +                                      12,218    $   135
   QLogic Corp. * +                                             6,439        222
   Teradyne, Inc. * +                                          12,958        221
   Texas Instruments, Inc.                                    116,095      2,807
   Xilinx, Inc. +                                              23,236        725
--------------------------------------------------------------------------------
                                                                          22,204
--------------------------------------------------------------------------------
Software - 4.9%
   Adobe Systems, Inc.                                         16,207        981
   Autodesk, Inc. *                                             7,688        503
   Automatic Data Processing, Inc.                             39,159      1,783
   BMC Software, Inc. *                                        14,999        279
   Citrix Systems, Inc. *                                      11,469        271
   Computer Associates International, Inc.                     39,258      1,199
   Compuware Corp. *                                           26,472        153
   Electronic Arts, Inc. * +                                   20,650      1,010
   First Data Corp.                                            57,461      2,361
   Fiserv, Inc. *                                              13,174        507
   IMS Health, Inc.                                            15,797        357
   Intuit, Inc. * +                                            12,999        544
   Mercury Interactive Corp. *                                  6,248        285
   Microsoft Corp. +                                          729,332     19,553
   Novell, Inc. *                                              25,941        158
   Oracle Corp. *                                             349,409      4,423
   Parametric Technology Corp. *                               19,130        112
   Peoplesoft, Inc. *                                          26,545        627
   Siebel Systems, Inc. *                                      34,363        346
   Veritas Software Corp. *                                    30,640        671
--------------------------------------------------------------------------------
                                                                          36,123
--------------------------------------------------------------------------------
Telecommunications - 6.0%
   ADC Telecommunications, Inc. * +                            55,427        130
   Alltel Corp.                                                20,641      1,170
   Andrew Corp. * +                                            10,486        149
   AT&T Corp.                                                  54,475        997
   Avaya, Inc. * +                                             28,651        470
   BellSouth Corp.                                            122,756      3,292
   CenturyTel, Inc. +                                           9,378        309
   CIENA Corp. * +                                             32,606         83
   Cisco Systems, Inc. *                                      453,536      8,486
   Citizens Communications Co. +                               19,834        284
   Comverse Technology, Inc. * +                               13,067        278
   Corning, Inc. *                                             95,326      1,199
   JDS Uniphase Corp. * +                                     106,850        339

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 89 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO (continued)

                                                              NUMBER      VALUE
                                                            OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5% - CONTINUED
--------------------------------------------------------------------------------
Telecommunications - 6.0% - (continued)
   Lucent Technologies, Inc. * +                              296,894   $  1,167
   Motorola, Inc.                                             158,506      3,053
   Nextel Communications, Inc., Class A *                      75,596      2,151
   QUALCOMM, Inc.                                             109,182      4,544
   Qwest Communications International, Inc. *                 119,403        478
   SBC Communications, Inc.                                   224,428      5,649
   Scientific-Atlanta, Inc.                                    10,411        308
   Sprint Corp. (FON Group)                                    96,656      2,205
   Tellabs, Inc. * +                                           28,062        240
   Verizon Communications, Inc.                               185,746      7,658
--------------------------------------------------------------------------------
                                                                          44,639
--------------------------------------------------------------------------------
Textiles - 0.1%
   Cintas Corp. +                                              11,623        520
--------------------------------------------------------------------------------
Toys, Games & Hobbies - 0.1%
   Hasbro, Inc.                                                12,171        232
   Mattel, Inc.                                                27,717        525
--------------------------------------------------------------------------------
                                                                             757
--------------------------------------------------------------------------------
Transportation - 1.6%
   Burlington Northern Santa Fe Corp.                          24,938      1,123
   CSX Corp.                                                   14,388        549
   FedEx Corp.                                                 20,438      1,942
   Norfolk Southern Corp.                                      26,607        913
   Ryder System, Inc.                                           4,349        233
   Union Pacific Corp.                                         17,760      1,127
   United Parcel Service, Inc., Class B +                      75,407      6,346
--------------------------------------------------------------------------------
                                                                          12,233
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $604,288)                                                          733,628

--------------------------------------------------------------------------------
INVESTMENT COMPANY - 8.9%
--------------------------------------------------------------------------------
   Northern Institutional Funds - Liquid Assets
      Portfolio /(1)/                                      66,308,459     66,308
--------------------------------------------------------------------------------
Total Investment Company
--------------------------------------------------------------------------------
(Cost $66,308)                                                            66,308

                                                           PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)      (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.1%
--------------------------------------------------------------------------------
   Barclays Bank, Global Treasury Services,
      London, Eurodollar Time Deposit,
      2.06%, 12/1/04                                         $7,604    $  7,604
   U.S. Treasury Bill, /(2)/
      1.59%, 12/23/04                                           715         714
--------------------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------------------
(Cost $8,318)                                                             8,318

--------------------------------------------------------------------------------
Total Investments - 108.5%
--------------------------------------------------------------------------------
(Cost $678,914)                                                         808,254
   Liabilities less Other Assets - (8.5)%                               (63,648)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $744,606

/(1)/ Investment relates to cash collateral received from portfolio securities loaned.
/(2)/ Security pledged as collateral to cover margin requirements for open futures contracts.

*    Non-Income Producing Security
+    Security is either wholly or partially on loan.

At November 30, 2004, the Equity Index Portfolio had open futures contracts as follows:

--------------------------------------------------------------------------------
                                     NOTIONAL                         UNREALIZED
                         NUMBER OF    AMOUNT    CONTRACT   CONTRACT      GAIN
TYPE                     CONTRACTS    (000S)    POSITION     EXP.       (000S)
--------------------------------------------------------------------------------
S&P 500                      38       $11,154     Long       12/04       $544
================================================================================

At November 30, 2004, the industry sectors for the Equity Index Portfolio were:

--------------------------------------------------------------------------------
INDUSTRY SECTOR                                                 % OF INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                11.4%
Consumer Staples                                                      10.6
Energy                                                                 7.4
Financials                                                            20.5
Health Care                                                           12.7
Industrials                                                           11.7
Information Technology                                                16.3
Materials                                                              3.1
Telecommunication Services                                             3.3
Utilities                                                              3.0
--------------------------------------------------------------------------------
Total                                                                100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 90 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
BALANCED PORTFOLIO

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 60.8%
--------------------------------------------------------------------------------
Aerospace/Defense - 1.1%
   United Technologies Corp.                                    14,550    $1,420
--------------------------------------------------------------------------------
Auto Manufacturers - 0.5%
   PACCAR, Inc.                                                  7,875       615
--------------------------------------------------------------------------------
Auto Parts & Equipment - 0.7%
   Johnson Controls, Inc.                                       15,550       955
--------------------------------------------------------------------------------
Banks - 1.1%
   Bank of America Corp.                                        32,900     1,522
--------------------------------------------------------------------------------
Beverages - 1.3%
   PepsiCo, Inc.                                                34,575     1,726
--------------------------------------------------------------------------------
Biotechnology - 1.6%
   Amgen, Inc. *                                                36,325     2,181
--------------------------------------------------------------------------------
Chemicals - 2.3%
   du Pont (E.I.) de Nemours & Co.                              28,550     1,294
   Praxair, Inc.                                                39,125     1,757
--------------------------------------------------------------------------------
                                                                           3,051
--------------------------------------------------------------------------------
Commercial Services - 0.6%
   Accenture Ltd., Class A *                                    31,625       820
--------------------------------------------------------------------------------
Computers - 1.6%
   Dell, Inc. *                                                 20,475       830
   EMC Corp. of Massachusetts *                                100,325     1,346
--------------------------------------------------------------------------------
                                                                           2,176
--------------------------------------------------------------------------------
Diversified Financial Services - 7.1%
   American Express Co.                                         22,950     1,279
   Citigroup, Inc.                                              37,550     1,680
   Franklin Resources, Inc.                                     13,625       894
   Goldman Sachs Group, Inc.                                    13,075     1,370
   JPMorgan Chase & Co.                                         45,525     1,714
   Lehman Brothers Holdings, Inc.                                9,650       809
   MBNA Corp.                                                   63,750     1,693
--------------------------------------------------------------------------------
                                                                           9,439
--------------------------------------------------------------------------------
Electric - 1.3%
   Dominion Resources, Inc. of Virginia                         14,450       946
   Exelon Corp.                                                 20,100       838
--------------------------------------------------------------------------------
                                                                           1,784
--------------------------------------------------------------------------------
Electronics - 1.2%
   Cymer, Inc. *                                                19,925       606
   Flextronics International Ltd. *                             67,425       968
--------------------------------------------------------------------------------
                                                                           1,574
--------------------------------------------------------------------------------
Engineering & Construction - 0.7%
   Jacobs Engineering Group, Inc. * +                           20,725       953
--------------------------------------------------------------------------------
Entertainment - 0.3%
   International Game Technology                                12,825    $  453
--------------------------------------------------------------------------------
Food - 0.7%
   Sysco Corp.                                                  25,100       872
--------------------------------------------------------------------------------
Healthcare - Products - 4.4%
   Alcon, Inc. +                                                13,725     1,023
   Dentsply International, Inc.                                 23,275     1,224
   Guidant Corp.                                                14,900       966
   Medtronic, Inc.                                               9,100       437
   St. Jude Medical, Inc. *                                     23,700       904
   Zimmer Holdings, Inc. *                                      16,275     1,328
--------------------------------------------------------------------------------
                                                                           5,882
--------------------------------------------------------------------------------
Healthcare - Services - 0.7%
   Aetna, Inc.                                                   8,425       998
--------------------------------------------------------------------------------
Insurance - 3.9%
   AMBAC Financial Group, Inc.                                   9,900       805
   American International Group, Inc.                           27,550     1,745
   Everest Re Group Ltd.                                        11,250       948
   Hartford Financial Services Group, Inc. +                    26,350     1,687
--------------------------------------------------------------------------------
                                                                           5,185
--------------------------------------------------------------------------------
Leisure Time - 0.9%
   Carnival Corp.                                               21,725     1,152
--------------------------------------------------------------------------------
Lodging - 2.2%
   Marriott International, Inc., Class A                        24,750     1,407
   Starwood Hotels & Resorts Worldwide, Inc.                    13,675       715
   Station Casinos, Inc.                                        14,275       814
--------------------------------------------------------------------------------
                                                                           2,936
--------------------------------------------------------------------------------
Machinery - Diversified - 1.6%
   Rockwell Automation, Inc.                                    33,125     1,567
   Zebra Technologies Corp., Class A *                          12,525       630
--------------------------------------------------------------------------------
                                                                           2,197
--------------------------------------------------------------------------------
Mining - 0.4%
   Alcoa, Inc.                                                  15,425       524
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 4.0%
   Eaton Corp.                                                  20,725     1,397
   General Electric Co.                                         84,000     2,970
   Tyco International Ltd.                                      28,100       955
--------------------------------------------------------------------------------
                                                                           5,322
--------------------------------------------------------------------------------
Oil & Gas - 2.8%
   Apache Corp.                                                 29,625     1,601
   BP PLC ADR                                                   19,525     1,198

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 91 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BALANCED PORTFOLIO (continued)

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 60.8% - CONTINUED
--------------------------------------------------------------------------------
Oil & Gas - 2.8% - (continued)
   EnCana Corp. +                                              17,475    $   997
--------------------------------------------------------------------------------
                                                                           3,796
--------------------------------------------------------------------------------
Oil & Gas Producers - 1.7%
   Exxon Mobil Corp.                                           44,925      2,302
--------------------------------------------------------------------------------
Oil & Gas Services - 1.4%
   BJ Services Co.                                             18,650        945
   Smith International, Inc. *                                 14,875        901
--------------------------------------------------------------------------------
                                                                           1,846
--------------------------------------------------------------------------------
Pharmaceuticals - 2.8%
   Bristol-Myers Squibb Co.                                    16,250        382
   Pfizer, Inc.                                                57,700      1,603
   Sepracor, Inc. * +                                          11,975        533
   Teva Pharmaceutical Industries Ltd. ADR +                   43,375      1,183
--------------------------------------------------------------------------------
                                                                           3,701
--------------------------------------------------------------------------------
Retail - 4.2%
   Dick's Sporting Goods, Inc. * +                             19,800        713
   Lowe's Cos., Inc.                                           11,700        647
   Staples, Inc.                                               53,550      1,709
   Wal-Mart Stores, Inc.                                       32,650      1,700
   Walgreen Co.                                                22,125        844
--------------------------------------------------------------------------------
                                                                           5,613
--------------------------------------------------------------------------------
Semiconductors - 1.3%
   Intel Corp.                                                 50,275      1,124
   Kla-Tencor Corp. * +                                        15,025        677
--------------------------------------------------------------------------------
                                                                           1,801
--------------------------------------------------------------------------------
Software - 2.2%
   Cognos, Inc. * +                                            19,200        756
   Microsoft Corp.                                             81,975      2,198
--------------------------------------------------------------------------------
                                                                           2,954
--------------------------------------------------------------------------------
Telecommunications - 2.6%
   Cisco Systems, Inc. *                                       83,925      1,570
   Vodafone Group PLC ADR                                      70,775      1,930
--------------------------------------------------------------------------------
                                                                           3,500
--------------------------------------------------------------------------------
Transportation - 1.6%
   Expeditors International Washington, Inc. +                 11,725        624
   United Parcel Service, Inc., Class B                        17,525      1,475
--------------------------------------------------------------------------------
                                                                           2,099
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $72,129)                                                            81,349

--------------------------------------------------------------------------------
PREFERRED STOCK - 0.3%
--------------------------------------------------------------------------------
Diversified Financial Services - 0.3%
   Home Ownership Funding Corp., /(1)/                         1,000       $414
--------------------------------------------------------------------------------
Total Preferred Stock
--------------------------------------------------------------------------------
(Cost $1,000)                                                               414

                                                              PRINCIPAL
                                                                AMOUNT     VALUE
                                                                (000S)    (000S)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 4.5%
--------------------------------------------------------------------------------
Automobile - 0.8%
   Daimler Chrysler Auto Trust, Series 2003-A,
      Class A4,
      2.88%, 10/8/09                                             $320        318
   Honda Auto Receivables Owner Trust,
      Series 2004-2 A3,
      3.30%, 6/16/08                                              160        160
   Isuzu Auto Owner Trust, Series 2001-1,
      Class A4,
      5.31%, 1/22/07                                               51         51
   Navistar Financial Corp. Owner Trust,
      Series 2004-B, Class A3,
      3.13%, 5/15/09                                              195        193
   Nissan Auto Receivables Owner Trust,
      Series 2004-A, Class A3,
      2.01%, 11/15/07                                             160        158
   WFS Financial Owner Trust, Series 2004-2,
      Class A4,
      3.54%, 11/21/11                                             200        200
--------------------------------------------------------------------------------
                                                                           1,080
--------------------------------------------------------------------------------
Commercial Mortgage Services - 2.5%
   Chase Manhattan Bank-First Union National
      Bank, Series 1999-1, Class A2,
      7.44%, 8/15/31                                              175        198
   Citigroup Commercial Mortgage Trust,
      Series 2004-C1, Class A4,
      5.46%, 4/15/40                                              230        238
   Commercial Mortgage Asset Trust, Series 1999-
      C1, Class A3,
      6.64%, 1/17/32                                              725        796
   CS First Boston Mortgage Securities Corp.,
      Series 2002-CKN2, Class A3,
      6.13%, 4/15/37                                              120        130
   DLJ Commercial Mortgage Corp., Series 1998-
      CF2, Class A1B,
      6.24%, 11/12/31                                             235        253

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 92 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                                AMOUNT     VALUE
                                                                (000S)    (000S)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 4.5% - CONTINUED
--------------------------------------------------------------------------------
Commercial Mortgage Services - 2.5% - (continued)
   GMAC Commercial Mortgage Securities, Inc.,
      Series 1999-C1, Class A2,
      6.18%, 5/15/33                                             $ 50     $   54
   GMAC Commercial Mortgage Securities, Inc.,
      Series 2002-C3, Class A2,
      4.93%, 7/10/39                                              200        203
   JP Morgan Chase Commercial Mortgage Securities Corp.,
      Series 2003-C1, Class A1,
      4.28%, 1/12/37                                              175        175
   JP Morgan Chase Commercial Mortgage
      Securities Corp., Series 2004-C2, Class A3,
      5.39%, 5/15/41                                              240        246
   LB Commercial Conduit Mortgage Trust,
      Series 1999-C1, Class A2,
      6.78%, 6/15/31                                              375        413
   Morgan Stanley Capital I, Series 2004-IQ7,
      Class A4,
      5.56%, 6/15/38                                              220        229
   Morgan Stanley Dean Witter Capital I,
      Series 2001-TOP3, Class A4,
      6.39%, 7/15/33                                              130        143
   Wachovia Bank Commercial Mortgage Trust,
      Series 2003-C5, Class A2,
      3.99%, 6/15/35                                              130        123
   Wachovia Bank Commercial Mortgage Trust,
      Series 2003-C6, Class A4,
      5.13%, 8/15/35                                              140        143
--------------------------------------------------------------------------------
                                                                           3,344
--------------------------------------------------------------------------------
Credit Card - 0.2%
   Bank One Issuance Trust, Series 2003-A9,
      Class A9,
      3.86%, 6/15/11                                              215        215
   Citibank Credit Card Issuance Trust,
      Series 2003-A8, Class A8,
      3.50%, 8/16/10                                               65         64
--------------------------------------------------------------------------------
                                                                             279
--------------------------------------------------------------------------------
Home Equity - 0.8%
   Advanta Mortgage Loan Trust, Series 2000-1,
      Class A4,
      8.61%, 3/25/28                                               66         67
   Chase Funding Mortgage Loan Asset-Backed
      Certificates, Series 2003-4, Class 1A2,
      2.14%, 5/25/36                                               70         70
   Citifinancial Mortgage Securities, Inc.,
      Series 2003-3, Class AF2,
      3.08%, 8/25/33                                             $100     $  100
   Countrywide Asset-Backed Certificates,
      Series 2003-5, Class AF2,
      3.04%, 4/25/25                                               80         80
   Residential Asset Mortgage Products, Inc.,
      Series 2003-RS10, Class AI3,
      3.58%, 3/25/28                                              150        150
   Residential Asset Mortgage Products, Inc.,
      Series 2004-RS5, Class AI3,
      4.48%, 9/25/29                                              200        200
   Residential Asset Securities Corp.,
      Series 2003-KS10, Class AI2,
      2.71%, 5/25/26                                              320        317
--------------------------------------------------------------------------------
                                                                             984
--------------------------------------------------------------------------------
Whole Loan - 0.2%
   GMAC Mortgage Corp. Loan Trust,
      Series 2004-HE5, Class A2,
      3.69%, 9/25/34                                              140        140
   Washington Mutual, Series 2003-AR7,
      Class A5, +
      3.07%, 8/25/33                                              170        167
--------------------------------------------------------------------------------
                                                                             307
--------------------------------------------------------------------------------
Total Asset-Backed Securities
--------------------------------------------------------------------------------
(Cost $6,020)                                                              5,994

--------------------------------------------------------------------------------
CORPORATE BONDS - 14.3%
--------------------------------------------------------------------------------
Auto Manufacturers - 0.3%
   DaimlerChrysler N.A. Holding Corp.,
      7.25%, 1/18/06                                              145        151
      7.30%, 1/15/12 +                                            115        129
      6.50%, 11/15/13                                             125        134
--------------------------------------------------------------------------------
                                                                             414
--------------------------------------------------------------------------------
Banks - 0.3%
   Marshall & Ilsley Corp.,
      5.75%, 9/1/06                                               155        162
   RBS Capital Trust III,
      5.51%, 9/29/49                                              180        182
--------------------------------------------------------------------------------
                                                                             344
--------------------------------------------------------------------------------
Diversified Financial Services - 7.4%
   Allstate Life Global Funding Trusts, +
      4.50%, 5/29/09                                              315        319

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 93 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BALANCED PORTFOLIO (continued)

                                                              PRINCIPAL
                                                                AMOUNT     VALUE
                                                                (000S)    (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 14.3% - CONTINUED
--------------------------------------------------------------------------------
Diversified Financial Services - 7.4% - (continued)
   American General Finance Corp.,
      2.75%, 6/15/08 +                                          $   85    $   81
      3.88%, 10/1/09                                               370       362
      5.38%, 10/1/12                                                70        72
   Associates Corp. NA,
      6.25%, 11/1/08                                               250       271
   Capital One Bank,
      4.88%, 5/15/08                                               100       103
   CIT Group, Inc., +
      5.00%, 2/13/14                                               235       232
   Citigroup, Inc.,
      5.63%, 8/27/12                                               595       630
   Countrywide Home Loans, Inc.,
      5.50%, 8/1/06                                                385       398
      3.25%, 5/21/08                                                20        19
   Credit Suisse First Boston USA, Inc.,
      4.63%, 1/15/08                                               110       113
      6.50%, 1/15/12                                               140       155
      5.50%, 8/15/13 +                                              50        52
   Ford Motor Credit Co.,
      5.80%, 1/12/09                                               440       448
      7.38%, 2/1/11                                                755       807
   General Electric Capital Corp.,
      5.00%, 6/15/07                                               430       445
      4.25%, 1/15/08                                               125       127
   General Motors Acceptance Corp.,
      6.88%, 9/15/11                                             1,020     1,040
   Goldman Sachs Group, Inc.,
      6.88%, 1/15/11                                               565       632
      5.00%, 10/1/14                                               210       207
   Household Finance Corp.,
      6.38%, 11/27/12                                              640       703
      4.75%, 7/15/13 +                                             170       167
   International Lease Finance Corp.,
      2.95%, 5/23/06 +                                              50        50
      3.75%, 8/1/07                                                135       135
   JP Morgan Chase & Co.,
      5.63%, 8/15/06 +                                              85        88
      5.13%, 9/15/14                                               690       687
   Lehman Brothers Holdings, Inc.,
      7.00%, 2/1/08                                                145       158
      6.63%, 1/18/12                                               275       306
   Merrill Lynch & Co., Inc.,
      5.00%, 1/15/15                                            $  235    $  231
   Morgan Stanley Dean Witter & Co.,
      6.10%, 4/15/06                                               190       197
      3.63%, 4/1/08                                                105       104
      4.75%, 4/1/14                                                245       236
   National Rural Utilities Cooperative Finance
      Corp.,
      3.88%, 2/15/08                                               140       140
      4.75%, 3/1/14 +                                               80        79
   SLM Corp., +
      3.63%, 3/17/08                                               175       173
--------------------------------------------------------------------------------
                                                                           9,967
--------------------------------------------------------------------------------
Electric - 0.6%
   Columbus Southern Power Co.,
      5.50%, 3/1/13                                                 75        78
   Consolidated Edison Co. of New York,
      4.88%, 2/1/13                                                 90        90
   Duke Energy Corp.,
      3.75%, 3/5/08                                                115       114
   Peco Energy Co., +
      3.50%, 5/1/08                                                115       114
   Public Service Electric & Gas,
      4.00%, 11/1/08                                               255       254
   Wisconsin Electric Power,
      4.50%, 5/15/13                                               195       191
--------------------------------------------------------------------------------
                                                                             841
--------------------------------------------------------------------------------
Environmental Control - 0.1%
   Waste Management, Inc.,
      6.38%, 11/15/12                                              100       110
--------------------------------------------------------------------------------
Food - 0.5%
   Kraft Foods, Inc.,
      5.25%, 6/1/07                                                250       259
   Kroger Co.,
      6.75%, 4/15/12                                               330       368
--------------------------------------------------------------------------------
                                                                             627
--------------------------------------------------------------------------------
Home Builders - 0.1%
   KB Home, +
      5.75%, 2/1/14                                                130       128
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 94 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                             PRINCIPAL
                                                               AMOUNT     VALUE
                                                               (000S)     (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 14.3% - CONTINUED
--------------------------------------------------------------------------------
Insurance - 0.4%
   Marsh & McLennan Cos., Inc., +
      3.63%, 2/15/08                                            $ 55     $    53
      5.38%, 7/15/14                                             160         152
   Principal Life Income Funding Trusts,
      3.20%, 4/1/09                                              100          96
      5.10%, 4/15/14                                             210         210
   Prudential Financial, Inc., +
      3.75%, 5/1/08                                               45          45
--------------------------------------------------------------------------------
                                                                             556
--------------------------------------------------------------------------------
Media - 1.1%
   Comcast Cable Communications,
      6.38%, 1/30/06                                             150         155
      6.75%, 1/30/11 +                                           475         527
   News America Holdings, Inc., +
      7.60%, 10/11/15                                            200         235
   Time Warner, Inc.,
      6.75%, 4/15/11                                             520         579
--------------------------------------------------------------------------------
                                                                           1,496
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 0.2%
   General Electric Co.,
      5.00%, 2/1/13                                              210         213
--------------------------------------------------------------------------------
Oil & Gas - 0.5%
   Devon Financing Corp. ULC,
      6.88%, 9/30/11                                             200         225
   Pemex Project Funding Master Trust,
      7.38%, 12/15/14                                            240         262
   Valero Energy Corp., +
      6.88%, 4/15/12                                             200         225
--------------------------------------------------------------------------------
                                                                             712
--------------------------------------------------------------------------------
Pipelines - 0.3%
   Consolidated Natural Gas Co.,
      5.38%, 11/1/06                                             135         139
   Duke Capital LLC,
      5.50%, 3/1/14                                              280         283
--------------------------------------------------------------------------------
                                                                             422
--------------------------------------------------------------------------------
Real Estate - 0.2%
   EOP Operating LP,
      4.65%, 10/1/10                                             230         229
--------------------------------------------------------------------------------
REITS - 0.2%
   Simon Property Group LP, +
      4.88%, 3/18/10                                             280         283
--------------------------------------------------------------------------------
Retail - 0.1%
   Staples, Inc.,
      7.38%, 10/1/12                                            $130      $  150
--------------------------------------------------------------------------------
Savings & Loans - 0.2%
   Washington Mutual Bank FA,
      6.88%, 6/15/11                                             125         140
      5.13%, 1/15/15                                             170         166
--------------------------------------------------------------------------------
                                                                             306
--------------------------------------------------------------------------------
Telecommunications - 1.3%
   AT&T Wireless Services, Inc.,
      8.13%, 5/1/12                                              450         539
   Sprint Capital Corp.,
      7.63%, 1/30/11                                             360         415
   Verizon of New England, Inc.,
      6.50%, 9/15/11                                             670         731
--------------------------------------------------------------------------------
                                                                           1,685
--------------------------------------------------------------------------------
Transportation - 0.5%
   Caliber System, Inc.,
      7.80%, 8/1/06                                               80          85
   CSX Corp., +
      6.30%, 3/15/12                                             490         530
--------------------------------------------------------------------------------
                                                                             615
--------------------------------------------------------------------------------
Total Corporate Bonds
--------------------------------------------------------------------------------
(Cost $19,024)                                                            19,098

--------------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 1.4%
--------------------------------------------------------------------------------
Banks - 0.1%
   National Westminster Bank PLC,
      7.38%, 10/1/09                                             125         142
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 0.1%
   Ingersoll-Rand Co.,
      6.25%, 5/15/06                                             210         219
--------------------------------------------------------------------------------
Sovereign - 0.3%
   Mexico Government International Bond,
      6.38%, 1/16/13                                             405         423
--------------------------------------------------------------------------------
Telecommunications - 0.9%
   France Telecom,
      8.50%, 3/1/11                                              375         445
   Royal KPN N.V., +
      8.00%, 10/1/10                                             125         146
   Telecom Italia Capital SA,
      5.25%, 11/15/13                                            200         200

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 95 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BALANCED PORTFOLIO (continued)

                                                             PRINCIPAL
                                                               AMOUNT     VALUE
                                                               (000S)     (000S)
--------------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 1.4% - CONTINUED
--------------------------------------------------------------------------------
Telecommunications - 0.9% - (continued)
   Telefonica Europe BV,
      7.75%, 9/15/10                                           $  110    $   128
   Telefonos de Mexico SA de CV,
      4.50%, 11/19/08                                             165        166
   Telstra Corp. Ltd.,
      6.38%, 4/1/12                                                75         82
--------------------------------------------------------------------------------
                                                                           1,167
--------------------------------------------------------------------------------
Total Foreign Issuer Bonds
--------------------------------------------------------------------------------
(Cost $1,979)                                                              1,951

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 9.3% /(2)/
--------------------------------------------------------------------------------
Fannie Mae - 5.3%
   3.13%, 7/15/06 +                                               540        540
   2.63%, 11/15/06                                                660        653
   3.00%, 3/2/07                                                  235        233
   3.75%, 5/17/07 +                                               555        556
   3.25%, 8/15/08 +                                               695        684
   6.63%, 11/15/10                                              1,000      1,125
   6.00%, 1/18/12                                                 915        919
   Pool #255274,
      5.00%, 6/1/19                                               428        434
   Pool #767058,
      5.00%, 3/1/19                                                17         17
   Pool #780968,
      5.00%, 6/1/19                                               444        451
   Pool TBA, /(3)/
      4.50%, 12/1/19                                            1,565      1,554
--------------------------------------------------------------------------------
                                                                           7,166
--------------------------------------------------------------------------------
Freddie Mac - 4.0%
   2.88%, 12/15/06 +                                            1,915      1,902
   4.88%, 3/15/07 +                                               725        750
   4.25%, 7/15/09 +                                               910        922
   4.75%, 12/8/10 +                                               295        296
   4.88%, 11/15/13 +                                            1,420      1,442
--------------------------------------------------------------------------------
                                                                           5,312
--------------------------------------------------------------------------------
Total U.S. Government Agencies
--------------------------------------------------------------------------------
(Cost $12,510)                                                            12,478

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 8.7%
--------------------------------------------------------------------------------
U.S. Treasury Notes - 8.7%
   1.75%, 12/31/04 +                                           $4,441    $ 4,440
   1.63%, 4/30/05 +                                             1,265      1,261
   6.75%, 5/15/05 +                                                15         15
   1.13%, 6/30/05 +                                               140        139
   2.00%, 8/31/05 +                                               585        583
   1.50%, 3/31/06 +                                               160        157
   2.50%, 5/31/06 +                                             1,406      1,398
   2.63%, 11/15/06 +                                            1,155      1,147
   3.13%, 5/15/07 +                                               143        143
   3.00%, 11/15/07 +                                              290        288
   3.63%, 7/15/09 +                                               585        584
   4.25%, 11/15/14 +                                            1,534      1,522
--------------------------------------------------------------------------------
                                                                          11,677
--------------------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------------------
(Cost $11,708)                                                            11,677

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 20.5%
--------------------------------------------------------------------------------
   Northern Institutional Funds -
      Liquid Assets Portfolio /(4)/                          27,421,384   27,421
--------------------------------------------------------------------------------
Total Investment Company
--------------------------------------------------------------------------------
(Cost $27,421)                                                            27,421

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 96 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                           PRINCIPAL
                                                             AMOUNT       VALUE
                                                             (000S)       (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 1.4%
--------------------------------------------------------------------------------
   Barclays Bank, Global Treasury Services,
      London, Eurodollar Time Deposit,
      2.06%, 12/1/04                                         $1,828    $  1,828
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $1,828)                                                             1,828

--------------------------------------------------------------------------------
Total Investments - 121.2%
--------------------------------------------------------------------------------
(Cost $153,619)                                                         162,210
   Liabilities less Other Assets - (21.2)%                              (28,419)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $133,791

/(1)/ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, the value of these securities amounted to approximately $414,000 or 0.3% of net assets.
/(2)/ The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
/(3)/ When-Issued Security
/(4)/ Investment relates to cash collateral received from portfolio securities loaned.

*    Non-Income Producing Security
+    Security is either wholly or partially on loan.

At November 30, 2004, the industry sectors for the Balanced Portfolio were:

--------------------------------------------------------------------------------
INDUSTRY SECTOR                                                 % OF INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                10.5%
Consumer Staples                                                       6.3
Energy                                                                 9.7
Financials                                                            19.7
Health Care                                                           15.5
Industrials                                                           15.2
Information Technology                                                14.1
Materials                                                              4.4
Telecommunication Services                                             2.4
Utilities                                                              2.2
--------------------------------------------------------------------------------
Total                                                                100.0%

At November 30, 2004, the credit quality distribution (unaudited) for the Balanced Portfolio was:

--------------------------------------------------------------------------------
QUALITY DISTRIBUTION *                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
AAA                                                                   60.3%
AA                                                                     8.5
A                                                                     17.0
BBB                                                                   13.9
BB                                                                     0.3
--------------------------------------------------------------------------------
Total                                                                100.0%

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 97 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS




----
1   ORGANIZATION
----
Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 23 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index and Balanced Portfolios (collectively, the "Portfolios") are separate investment portfolios of the Trust, all of which are diversified portfolios.

Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers for the International Growth and Balanced Portfolios. NTI serves as the investment adviser for each of the other Portfolios. Northern Trust also serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor. Presented herein are the financial statements for the equity portfolios.

Each of the equity Portfolios is authorized to issue three classes: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2004, Class A, Class C and Class D shares are outstanding for certain Portfolios.

----
2   SIGNIFICANT ACCOUNTING POLICIES
----
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open-end investment companies are valued at net asset value. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio's NAV is calculated. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments

EQUITY PORTFOLIOS 98 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004



may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS - Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Portfolio bears the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the Portfolio and the broker. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open futures contracts.

At November 30, 2004, the International Equity Index, Small Company Index and Equity Index Portfolios had entered into exchange-traded long futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions was approximately $744,000, $150,000 and $714,000, respectively.

C) OPTIONS CONTRACTS - Each Portfolio may buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The Statements of Operations reflect gains and losses, if any, as realized for closed options contracts and as unrealized for open options contracts.

The risks associated with purchasing an option include risk of loss of premium, change in market value and counterparty non-performance under the contract. Put and call options purchased are accounted for in the same manner as Portfolio securities.

The costs of securities acquired through the exercise of call options are increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At November 30, 2004, the Portfolios did not have any outstanding options contracts. For the fiscal year ended November 30, 2004, the following option contracts were written for the Portfolios:

                                                             PREMIUMS
                                                   NUMBER OF RECEIVED
          Diversified Growth Portfolio             CONTRACTS  (000S)
          -----------------------------------------------------------
          Options outstanding at November 30, 2003     --      $ --
          Options written                             214        19
          Options expired and closed                 (190)      (17)
          Options exercised                           (24)       (2)
          Options outstanding at November 30, 2004     --        --
          -----------------------------------------------------------

                                                             PREMIUMS
                                                   NUMBER OF RECEIVED
          Balanced Portfolio                       CONTRACTS  (000S)
          -----------------------------------------------------------
          Options outstanding at November 30, 2003     --      $ --
          Options written                             712        65
          Options expired and closed                 (668)      (62)
          Options exercised                           (44)       (3)
          Options outstanding at November 30, 2004     --        --
          -----------------------------------------------------------

D) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the forward rates on the New York exchange normally at approximately 3:00 p.m. CST. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 99 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)



related and offsetting transactions are considered. The Statements of Operations reflect gains or losses, if any, as realized in foreign currency transactions and as unrealized in foreign currency transactions and forward foreign currency exchange contracts.

F) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest only or principal only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

G) EXPENSES - Expenses arising in connection with a specific Portfolio are charged to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative net assets.

H) PORTFOLIO SECURITIES LOANED - Certain Portfolios participate in Northern Trust's securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust) as of November 30, 2004. Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit, from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in August 2001, each of the Portfolios has invested cash collateral in Northern Institutional Funds -- Liquid Assets Portfolio, one of the Trust's money market funds. Non-cash collateral is held in custody for the Portfolios. Each Portfolio's percentage of ownership in the Liquid Assets Portfolio is less than 5%. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned (105% for international securities and 102% for domestic securities). However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for administering the securities lending program. Income (net of fees) is disclosed as investment income on each Portfolio's Statement of Operations.

The fair value of securities loaned to borrowers and the value of collateral received from such borrowers and held on behalf of the Portfolios at November 30, 2004, were as follows:

                                              CASH     NON-CASH
                                   FAIR    COLLATERAL COLLATERAL   FEES
                                 VALUE OF   HELD ON    HELD ON   EARNED BY
                                SECURITIES BEHALF OF  BEHALF OF  NORTHERN
     Amounts in thousands         LOANED   PORTFOLIO  PORTFOLIO    TRUST
     ---------------------------------------------------------------------
     International Growth        $29,484    $31,198       $ --      $19
     International Equity Index   15,994     16,492        346       11
     Small Company Growth          3,439      3,532         --        7
     Small Company Index          30,481     30,658        678       24
     Mid Cap Growth                7,422      7,234        383        3
     Focused Growth               20,981     10,768     10,754        7
     Diversified Growth            4,539      3,010      1,639        1
     Equity Index                100,316     66,308     36,174       25
     Balanced                     29,422     27,421      2,689        8
     ---------------------------------------------------------------------

The following Portfolios had loaned securities in excess of 5% of net assets to the following individual broker/dealer at November 30, 2004. No other loans to individual broker/dealer exceeded 5% of each respective Portfolio's net assets at November 30, 2004.

                                                          % OF SECURITIES
                                                            LOANED WITH
                                                              RESPECT
      PORTFOLIO                    BROKER/DEALER           TO NET ASSETS
      -------------------------------------------------------------------
      International Equity Dresdner Kleinwort Wasserstein
       Index               Securities LLC                       5.8%
      Small Company Growth Goldman, Sachs & Co.                 7.1%
                           Morgan Stanley & Co., Inc.           5.3%
      Small Company Index  Deutsche Bank Securities, Inc.       5.5%
                           Goldman, Sachs & Co.                 9.2%
                           Morgan Stanley & Co., Inc.           5.7%
      Mid Cap Growth       Goldman, Sachs & Co.                 6.0%
      -------------------------------------------------------------------

I) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid as follows:

                      ------------------------------------
                      International Growth        Annually
                      International Equity Index  Annually
                      Small Company Growth        Annually
                      Small Company Index         Annually
                      Mid Cap Growth              Annually
                      Focused Growth              Annually
                      Diversified Growth          Annually
                      Equity Index               Quarterly
                      Balanced                   Quarterly
                      ------------------------------------

EQUITY PORTFOLIOS 100 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004




Each Portfolio's net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

J) FEDERAL INCOME TAXES - It is each Portfolio's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2004, through the fiscal year end, the International Equity Index Portfolio incurred a net capital loss which the Portfolio intends to treat as having been incurred in the following fiscal year of approximately $116,000.

At November 30, 2004, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

                                  NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
       Amounts in thousands           2009         2010         2011
       -----------------------------------------------------------------
       International Growth         $18,050      $24,623         $ --
       International Equity Index        --       11,094           --
       Small Company Growth          14,600        6,855           --
       Small Company Index              177       32,262       13,078
       Mid Cap Growth                 6,448        4,316           --
       Focused Growth                29,254       36,803           --
       Diversified Growth                --           --          293
       -----------------------------------------------------------------

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2004, the tax components of undistributed net investment income and realized gains were as follows:

                                              UNDISTRIBUTED
                                          ----------------------
                                          ORDINARY   LONG-TERM
               Amounts in thousands       INCOME*  CAPITAL GAINS
               -------------------------------------------------
               International Growth        $1,092       $ --
               International Equity Index   1,639         --
               Small Company Index            477         --
               Focused Growth               1,070         --
               Diversified Growth             327         --
               Equity Index                 1,299      8,826
               Balanced                        92      1,093
               -------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended November 30, 2004, were as follows:

                                            DISTRIBUTIONS FROM
                                          ----------------------
                                          ORDINARY   LONG-TERM
               Amounts in thousands       INCOME*  CAPITAL GAINS
               -------------------------------------------------
               International Growth          $973      $ --
               International Equity Index   2,284        --
               Small Company Index            984        --
               Diversified Growth             311        --
               Equity Index                12,790       400
               Balanced                     2,106        --
               -------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). For the fiscal year ended November 30, 2004, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2004, are as follows:

                                        ANNUAL     LESS  ADVISORY FEE
                                     ADVISORY FEE WAIVER AFTER WAIVER
          -----------------------------------------------------------
          International Growth           0.90%     0.10%     0.80%
          International Equity Index     0.35      0.10      0.25
          Small Company Growth           0.95      0.15      0.80
          Small Company Index            0.30      0.10      0.20
          Mid Cap Growth                 0.90      0.10      0.80
          Focused Growth                 0.85      0.10      0.75
          Diversified Growth             0.75      0.10      0.65
          Equity Index                   0.20      0.10      0.10
          Balanced                       0.60      0.10      0.50
          -----------------------------------------------------------

The waivers described above are voluntary and may be terminated at any time.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01%, 0.10% and 0.15% of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolios.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 101 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)




Class specific Transfer Agent Fees for the fiscal year ended November 30, 2004, were as follows:

               Amounts in thousands       CLASS A CLASS C CLASS D
               --------------------------------------------------
               International Growth        $ 15    $ --     $ 1
               International Equity Index     7      --      --
               Small Company Growth           2      --      --
               Small Company Index            7      --       1
               Mid Cap Growth                 2       4       1
               Focused Growth                19      16       2
               Diversified Growth             5      --       1
               Equity Index                  68      33      17
               Balanced                      13       5      --
               --------------------------------------------------

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. Custodian credits, if any, are reflected in the Portfolios' Statements of Operations.

----
4   ADMINISTRATION, DISTRIBUTION AND OTHER
    AGREEMENTS
----
NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at an annual rate of 0.10% (0.15% in the case of the International Growth and International Equity Index Portfolios) of the average daily net assets of the respective Portfolios. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI or NTGIE for their duties as investment advisers and Northern Trust for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10% of a Portfolio's average daily net assets (0.25% for the International Growth and International Equity Index Portfolios), NTI as co-administrator will voluntarily reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2004, under such arrangements, are shown in the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement.

Certain officers of the Trust are also officers of Northern Trust. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued registration fees and other liabilities" in the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2004, the amounts payable were approximately $3,000 for the Equity Index Portfolio and $1,000 for each of the other Portfolios.

----
5   SHAREHOLDER SERVICING PLAN
----
The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15% and 0.25% of the average daily net assets of the outstanding Class C and D shares, respectively.

Class specific Shareholder Servicing Fees for the fiscal year ended November 30, 2004, were as follows:

                      Amounts in thousands CLASS C CLASS D
                      ------------------------------------
                      International Growth  $ --     $1
                      Small Company Index     --      1
                      Mid Cap Growth           5      1
                      Focused Growth          24      3
                      Diversified Growth      --      1
                      Equity Index            49     28
                      Balanced                 7      1
                      ------------------------------------

EQUITY PORTFOLIOS 102 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004




----
6   INVESTMENT TRANSACTIONS
----
For the fiscal year ended November 30, 2004, the aggregate cost of purchases and proceeds from sales of securities (excluding short-term investments), for the Portfolios were as follows:

                                       PURCHASES             SALES
                                  ------------------- -------------------
                                     U.S.                U.S.
       Amounts in thousands       GOVERNMENT  OTHER   GOVERNMENT  OTHER
       ------------------------------------------------------------------
       International Growth          $  --   $134,899    $  --   $136,480
       International Equity Index       --      9,552       --      6,165
       Small Company Growth             --     59,466       --     80,978
       Small Company Index              --     17,074       --     24,336
       Mid Cap Growth                   --     41,303       --     45,292
       Focused Growth                   --    390,125       --    426,972
       Diversified Growth               --     53,364       --     70,938
       Equity Index                     --     85,549       --     89,624
       Balanced                     67,887    123,127   65,389    125,777
       ------------------------------------------------------------------

At November 30, 2004, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                   NET
                                                  APPRE-
                           UNREALIZED UNREALIZED CIATION     COST
                            APPRECIA- DEPRECIA-  (DEPRE-   BASIS OF
Amounts in thousands          TION       TION    CIATION) SECURITIES
--------------------------------------------------------------------
International Growth        $27,452    $(1,189)  $26,263   $163,923
International Equity Index   17,687     (4,351)   13,336     80,752
Small Company Growth          1,852       (124)    1,728     12,998
Small Company Index          24,354     (4,455)   19,899     88,975
Mid Cap Growth                4,268       (468)    3,800     32,271
Focused Growth               22,230     (1,617)   20,613    189,933
Diversified Growth            5,766     (1,261)    4,505     43,829
Equity Index                155,001    (56,414)   98,587    709,667
Balanced                     10,043     (1,843)    8,200    154,010
--------------------------------------------------------------------

----
7   BANK LOANS
----
The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50% above the federal funds rate, (ii) 0.45% above IBOR (Inter Bank Offer
Rate) or (iii) 0.45% above LIBOR (London Interbank Offering Rate), at the option of the Trust and in accordance with the terms of the agreement.

At November 30, 2004, Diversified Growth Portfolio had an outstanding loan in the amount of $100,000. This amount is included in "Other Liabilities" on the Statements of Assets and Liabilities. The effective interest rate for the outstanding loan was 2.57%.

Interest expense for the fiscal year ended November 30, 2004, was approximately $3,000, $1,000, $1,000, $1,000, $1,000, $3,000, and $1,000 for the
International Growth, International Equity Index, Small Company Growth, Mid Cap Growth, Focused Growth, Diversified Growth, and Balanced Portfolios, respectively. These amounts are included in "Other Expenses" on the Statements of Operations.

----
8   CAPITAL SHARE TRANSACTIONS
----
Transactions in Class A shares for the fiscal year ended November 30, 2004, were as follows:

                                                                   NET
                                       REINVESTED                INCREASE
     Amounts in thousands       SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
     ---------------------------------------------------------------------
     International Growth       6,176       67         (6,315)       (72)
     International Equity Index 2,605      178         (2,109)       674
     Small Company Growth         826       --         (3,618)    (2,792)
     Small Company Index        1,041       61         (1,713)      (611)
     Mid Cap Growth               646       --         (1,083)      (437)
     Focused Growth             2,984       --         (5,960)    (2,976)
     Diversified Growth           764       35         (3,269)    (2,470)
     Equity Index               8,738      769        (10,272)      (765)
     Balanced                   1,680      159         (2,325)      (486)
     ---------------------------------------------------------------------

Transactions in Class A shares for the fiscal year ended November 30, 2003, were as follows:

                                                                    NET
                                        REINVESTED                INCREASE
     Amounts in thousands       SALES  DISTRIBUTIONS REDEMPTIONS (DECREASE)
     ----------------------------------------------------------------------
     International Growth        8,981       103       (11,509)    (2,425)
     International Equity Index  5,620       138        (9,926)    (4,168)
     Small Company Growth          932        --        (1,538)      (606)
     Small Company Index         1,843       162       (14,196)   (12,191)
     Mid Cap Growth                355        --          (904)      (549)
     Focused Growth              6,272        --        (7,265)      (993)
     Diversified Growth          1,786        40        (4,173)    (2,347)
     Equity Index               13,249     2,090       (33,224)   (17,885)
     Balanced                    4,166       152        (1,544)     2,774
     ----------------------------------------------------------------------

Transactions in Class C shares for the fiscal year ended November 30, 2004, were as follows:

                                                                NET
                                    REINVESTED                INCREASE
        Amounts in thousands SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ---------------------------------------------------------------
           Mid Cap Growth     265       --          (191)        74
           Focused Growth     102       --          (172)       (70)
           Equity Index       821       37          (348)       510
           Balanced           384        6           (72)       318
        ---------------------------------------------------------------

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 103 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)
                                                              NOVEMBER 30, 2004




Transactions in Class C shares for the fiscal year ended November 30, 2003, were as follows:

                                                                 NET
                                     REINVESTED                INCREASE
        Amounts in thousands  SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
       -----------------------------------------------------------------
          Mid Cap Growth       349        --          (172)        177
          Focused Growth       910        --          (165)        745
          Equity Index         641       127        (2,563)     (1,795)
          Balanced              38         1           (26)         13
       -----------------------------------------------------------------

Transactions in Class D shares for the fiscal year ended November 30, 2004, were as follows:

                                                                   NET
                                       REINVESTED                INCREASE
     Amounts in thousands       SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
     ---------------------------------------------------------------------
     International Growth         32       --           (31)         1
     International Equity Index    3       --            --          3
     Small Company Growth          1       --            (5)        (4)
     Small Company Index          12       --            --         12
     Mid Cap Growth               29       --           (13)        16
     Focused Growth               47       --           (92)       (45)
     Diversified Growth           17       --           (11)         6
     Equity Index                469        7          (208)       268
     Balanced                     17       --            (5)        12
     ---------------------------------------------------------------------

Transactions in Class D shares for the fiscal year ended November 30, 2003, were as follows:

                                                                NET
                                    REINVESTED                INCREASE
        Amounts in thousands SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ---------------------------------------------------------------
        International Growth   14       --          (189)       (175)
        Small Company Growth    2       --            --           2
        Small Company Index     1       --            --           1
        Mid Cap Growth         19       --           (17)          2
        Focused Growth         88       --           (20)         68
        Diversified Growth     14       --           (15)         (1)
        Equity Index          218       14          (114)        118
        Balanced                5       --            (7)         (2)
        ---------------------------------------------------------------

TRANSACTION FEES - The International Equity Index and the Small Company Index Portfolios charge a 1% and 0.5% transaction fee, respectively, on purchases of and exchanges for shares. This fee does not apply to reinvested dividends or capital gains distributions. This transaction fee is not a sales charge. It is paid to the Portfolios and is used to protect existing shareholders by offsetting the transaction costs associated with new purchases of securities by the Portfolios. Because these transaction costs are not paid out of their other assets, the International Equity Index and Small Company Index Portfolios are expected to track their respective indices more closely.

Transaction fees for the fiscal year ended November 30, 2004, were approximately $269,000 and $68,000 for the International Equity Index and Small Company Index Portfolios, respectively. This amount is included with "Proceeds from shares sold" on the Statements of Changes in Net Assets.

REDEMPTION FEES - The International Growth and International Equity Index Portfolios charge a 2% and 1% redemption fee, respectively, on the redemption of shares (including by exchange) acquired on or after May 2, 2004 and held for 30 days or less. For the purpose of applying the fee, the Portfolios use a first-in, first-out ("FIFO") method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Portfolios, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Portfolios. The redemption fee is collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Portfolios' prospectus.

Redemption fees for the fiscal year ended November 30, 2004, were approximately $1,000 for the International Growth Portfolio. There were no redemption fees charged for the International Equity Index Portfolio during the fiscal year ended November 30, 2004. This amount, if any, is included with "Proceeds from Shares Sold" on the Statements of Changes in Net Assets.

EQUITY PORTFOLIOS 104 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----
       REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE NORTHERN INSTITUTIONAL FUNDS SHAREHOLDERS AND BOARD OF TRUSTEES:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index and Balanced Portfolios, comprising the Equity Portfolios of the Northern Institutional Funds, as of November 30, 2004, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of the investments owned at November 30, 2004 by physical examination of the securities held by the custodian and by correspondence with central depositories, unaffiliated subcustodian banks, and brokers or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index and Balanced Portfolios at November 30, 2004, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                    [GRAPHIC]

                          Ernst & Young LLP Signature

Chicago, Illinois
January 14, 2005

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 105 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       TAX INFORMATION
                                                  NOVEMBER 30, 2004 (UNAUDITED)



CAPITAL GAIN DISTRIBUTION - The following Portfolios made capital gain distributions in December 2004, and hereby designate these long-term capital gain distributions as follows (in thousands):

                                          LONG-TERM
                                         CAPITAL GAIN
                            PORTFOLIO    20%    15%
                            -------------------------
                            Equity Index $ --  $8,826
                            Balanced       --   1,093
                            -------------------------

CORPORATE DIVIDENDS-RECEIVED DEDUCTION - A percentage of the dividends distributed during the fiscal year for the following Portfolios qualifies for the dividends-received deduction for corporate shareholders:

                                           CORPORATE DRD
                       PORTFOLIO            PERCENTAGE
                       ---------------------------------
                       Small Company Index     90.53%
                       Diversified Growth      90.33%
                       Equity Index            44.21%
                       Balanced                98.92%
                       ---------------------------------

QUALIFIED DIVIDEND INCOME - Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended November 30, 2004 are designated as "qualified dividend income," as defined in the Act, subject to reduced tax rates in 2004:

                                            QUALIFIED DIVIDEND
                 PORTFOLIO                      PERCENTAGE
                 ---------------------------------------------
                 Equity Index                      90.37%
                 Balanced                          50.80%
                 Diversified Growth                76.41%
                 Small Company Index               96.36%
                 International Growth             100.00%
                 International Equity Index        66.51%
                 ---------------------------------------------

FOREIGN TAX CREDIT - The Portfolios below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Portfolios as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries were as follows:

                   PORTFOLIO                   TAXES  INCOME
                   ------------------------------------------
                   International Growth       $0.0114 $0.1750
                   International Equity Index  0.0189  0.2474
                   ------------------------------------------

EQUITY PORTFOLIOS 106 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----
       FUND EXPENSES
                                                  NOVEMBER 30, 2004 (UNAUDITED)



As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Growth and International Equity Index Portfolios; and (2) ongoing costs, including management fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2004, through November 30, 2004.

ACTUAL EXPENSES
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/04 - 11/30/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISION PURPOSES
The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 104), if any, in the International Growth and International Equity Index Portfolios. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

International Growth

                                BEGINNING   ENDING
                                 ACCOUNT   ACCOUNT      *EXPENSES
                        EXPENSE   VALUE     VALUE          PAID
           Class A       RATIO  6/1/2004  11/30/2004 6/1/04 -11/30/04
           ----------------------------------------------------------
           Actual        1.06%  $1,000.00 $1,123.80       $5.63
           Hypothetical  1.06%  $1,000.00 $1,019.70       $5.35**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        1.45%  $1,000.00 $1,120.00       $7.69
           Hypothetical  1.45%  $1,000.00 $1,017.75       $7.31**
           ----------------------------------------------------------

International Equity Index

                               BEGINNING   ENDING
                                ACCOUNT   ACCOUNT       *EXPENSES
                       EXPENSE   VALUE     VALUE          PAID
          Class A       RATIO  6/1/2004  11/30/2004 6/1/040 -11/30/04
          -----------------------------------------------------------
          Actual        0.51%  $1,000.00 $1,115.40        $2.70
          Hypothetical  0.51%  $1,000.00 $1,022.45        $2.58**
          -----------------------------------------------------------

          Class D
          -----------------------------------------------------------
          Actual        0.90%  $1,000.00 $1,110.90        $4.75
          Hypothetical  0.90%  $1,000.00 $1,020.50        $4.55**
          -----------------------------------------------------------

Small Company Growth

                                BEGINNING   ENDING
                                 ACCOUNT   ACCOUNT      *EXPENSES
                        EXPENSE   VALUE     VALUE          PAID
           Class A       RATIO  6/1/2004  11/30/2004 6/1/04 -11/30/04
           ----------------------------------------------------------
           Actual        0.92%  $1,000.00 $1,061.20       $4.74
           Hypothetical  0.92%  $1,000.00 $1,020.40       $4.65**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        1.31%  $1,000.00 $1,059.10       $6.74
           Hypothetical  1.31%  $1,000.00 $1,018.45       $6.61**
           ----------------------------------------------------------

Small Company Index

                                BEGINNING   ENDING
                                 ACCOUNT   ACCOUNT      *EXPENSES
                        EXPENSE   VALUE     VALUE          PAID
           Class A       RATIO  6/1/2004  11/30/2004 6/1/04 -11/30/04
           ----------------------------------------------------------
           Actual        0.31%  $1,000.00 $1,116.60       $1.64
           Hypothetical  0.31%  $1,000.00 $1,023.45       $1.57**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        0.70%  $1,000.00 $1,113.20       $3.70
           Hypothetical  0.70%  $1,000.00 $1,021.50       $3.54**
           ----------------------------------------------------------

* Expenses are calculated using the Portfolios' annualized expense ratio, which represents ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2004. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.
** Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.


               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 107 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       FUND EXPENSES (continued)
                                                  NOVEMBER 30, 2004 (UNAUDITED)




Mid Cap Growth

                                BEGINNING   ENDING
                                 ACCOUNT   ACCOUNT      *EXPENSES
                        EXPENSE   VALUE     VALUE          PAID
           Class A       RATIO  6/1/2004  11/30/2004 6/1/04 -11/30/04
           ----------------------------------------------------------
           Actual        0.91%  $1,000.00 $1,044.10       $4.65
           Hypothetical  0.91%  $1,000.00 $1,020.45       $4.60**
           ----------------------------------------------------------

           Class C
           ----------------------------------------------------------
           Actual        1.15%  $1,000.00 $1,043.50       $5.88
           Hypothetical  1.15%  $1,000.00 $1,019.25       $5.81**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        1.30%  $1,000.00 $1,042.70       $6.64
           Hypothetical  1.30%  $1,000.00 $1,018.50       $6.56**
           ----------------------------------------------------------

Focused Growth

                                BEGINNING   ENDING
                                 ACCOUNT   ACCOUNT      *EXPENSES
                        EXPENSE   VALUE     VALUE          PAID
           Class A       RATIO  6/1/2004  11/30/2004 6/1/04 -11/30/04
           ----------------------------------------------------------
           Actual        0.86%  $1,000.00 $1,028.20       $4.36
           Hypothetical  0.86%  $1,000.00 $1,020.70       $4.34**
           ----------------------------------------------------------

           Class C
           ----------------------------------------------------------
           Actual        1.10%  $1,000.00 $1,026.00       $5.57
           Hypothetical  1.10%  $1,000.00 $1,019.50       $5.55**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        1.25%  $1,000.00 $1,025.80       $6.33
           Hypothetical  1.25%  $1,000.00 $1,018.75       $6.31**
           ----------------------------------------------------------

Diversified Growth

                                BEGINNING   ENDING
                                 ACCOUNT   ACCOUNT      *EXPENSES
                        EXPENSE   VALUE     VALUE          PAID
           Class A       RATIO  6/1/2004  11/30/2004 6/1/04 -11/30/04
           ----------------------------------------------------------
           Actual        0.76%  $1,000.00 $1,052.80       $3.90
           Hypothetical  0.76%  $1,000.00 $1,021.20       $3.84**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        1.15%  $1,000.00 $1,050.60       $5.90
           Hypothetical  1.15%  $1,000.00 $1,019.25       $5.81
           ----------------------------------------------------------

Equity Index

                                BEGINNING   ENDING
                                 ACCOUNT   ACCOUNT      *EXPENSES
                        EXPENSE   VALUE     VALUE          PAID
           Class A       RATIO  6/1/2004  11/30/2004 6/1/04 -11/30/04
           ----------------------------------------------------------
           Actual        0.21%  $1,000.00 $1,055.90       $1.08
           Hypothetical  0.21%  $1,000.00 $1,023.95       $1.06**
           ----------------------------------------------------------

           Class C
           ----------------------------------------------------------
           Actual        0.45%  $1,000.00 $1,054.90       $2.31
           Hypothetical  0.45%  $1,000.00 $1,022.75       $2.28**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        0.60%  $1,000.00 $1,053.40       $3.08
           Hypothetical  0.60%  $1,000.00 $1,022.00       $3.03**
           ----------------------------------------------------------

Balanced

                                BEGINNING   ENDING
                                 ACCOUNT   ACCOUNT      *EXPENSES
                        EXPENSE   VALUE     VALUE          PAID
           Class A       RATIO  6/1/2004  11/30/2004 6/1/04 -11/30/04
           ----------------------------------------------------------
           Actual        0.61%  $1,000.00 $1,037.10       $3.11
           Hypothetical  0.61%  $1,000.00 $1,021.95       $3.08**
           ----------------------------------------------------------

           Class C
           ----------------------------------------------------------
           Actual        0.85%  $1,000.00 $1,035.90       $4.33
           Hypothetical  0.85%  $1,000.00 $1,020.75       $4.29**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        1.00%  $1,000.00 $1,035.30       $5.09
           Hypothetical  1.00%  $1,000.00 $1,020.00       $5.05**
           ----------------------------------------------------------

* Expenses are calculated using the Portfolios' annualized expense ratio, which represents ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2004. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.
** Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

EQUITY PORTFOLIOS 108 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----
       TRUSTEES AND OFFICERS
                                                              NOVEMBER 30, 2004



Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 52 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 23 portfolios and Northern Funds offers 29 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and President of         . PepsiAmericas (a soft
Age 69                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson Tull, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, LLC (a management
                           advisory services and private
                           investment company) since 2001;
                         . Chairman and Director of
                           Hussmann International, Inc. (a
                           refrigeration company) from 1998
                           to 2000.
-----------------------------------------------------------------------------------------
Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm  . None
Age 64                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1996;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company);
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company);
                         . Trustee at Dominican University.
-----------------------------------------------------------------------------------------
William J. Dolan, Jr.    . Financial Consultant at Ernst &   . None
Age 72                     Young LLP (an accounting firm)
Trustee since 2000         from 1992 to 1993 and 1997;
                         . Partner of Arthur Andersen LLP
                           (an accounting firm) from 1966
                           to 1989.
-----------------------------------------------------------------------------------------
Sharon Gist Gilliam      . Executive Vice President of       . None
Age 61                     Unison-Maximus, Inc. (an
Trustee since 2001         aviation and governmental
                           consulting company).
-----------------------------------------------------------------------------------------
Sandra Polk Guthman      . CEO of Polk Bros. Foundation (an  . None
Age 60                     Illinois not-for-profit
Trustee since 1997         corporation) since 1993.
                         . Director of MBIA Insurance Corp.
                           of Illinois (a municipal bond
                           insurance company) since 1994.
-----------------------------------------------------------------------------------------
Michael E. Murphy        . President of Sara Lee Foundation  . Coach, Inc.;
Age 68                     (philanthropic organization)      . Payless Shoe Source,
Trustee since 2000         from 1997 to 2001.                 Inc. (a retail shoe store
                                                              business);
                                                             . GATX Corporation
                                                              (a railroad holding
                                                              company);
                                                             . Bassett Furniture
                                                              Industries, Inc.
                                                              (a furniture
                                                              manufacturer).
-----------------------------------------------------------------------------------------
Richard P. Strubel       . Vice Chairman, President and      . Gildan Activewear,
Age 65                     Chief Operating Officer of UNext   Inc. (an athletic
Trustee since 1982         Inc. (a provider of educational    clothing marketing
                           services via the Internet) since   and manufacturing
                           2003 and 1999, respectively;       company);
                         . Director of Cantilever            . Goldman Sachs
                           Technologies (a private software   Mutual Fund
                           company) since 1999;               Complex (63
                         . Trustee at The University of       portfolios).
                           Chicago since 1987;
                         . Managing Director of Tandem
                           Partners, Inc. (a privately held
                           management services firm) until
                           1999.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 109 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       TRUSTEES AND OFFICERS (continued)




  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
Mary Jacobs Skinner, Esq./(3)/ . Partner in the law firm of        . None
Age 47                           Sidley Austin Brown & Wood.
Trustee since 2000
--------------------------------------------------------------------------------------

Stephen Timbers/(3)/           . Vice Chairman of Northern Trust   . USF Corporation;
Age 60                           Corporation and The Northern      . Calamos Mutual
Trustee since 2000               Trust Company from 2003 to 2004;   Fund Complex (12
                               . President and Chief Executive      portfolios).
                                 Officer of Northern Trust
                                 Investments, N.A. from 2001 to
                                 2004;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation
                                 and Executive Vice President of
                                 The Northern Trust Company from
                                 1998 to 2004.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the 1940 Act. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation; and Mr. Timbers because he is a former officer, director, employee and is a shareholder of Northern Trust Corporation and/or its affiliates.

EQUITY PORTFOLIOS 110 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2004




  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                             FIVE YEARS
-----------------------------------------------------------------------
Lloyd A. Wennlund                   . Executive Vice President since
Age: 47                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60675                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President of Northern Trust
                                      Securities, Inc., and Managing
                                      Executive, Mutual Funds for
                                      Northern Trust Global
                                      Investments since 1989.
-----------------------------------------------------------------------

Eric K. Schweitzer                  . Senior Vice President at
Age: 43                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60675                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000; Managing Director of
                                      Mutual Funds for US Bancorp from
                                      1997 to 2000.
-----------------------------------------------------------------------

Brian Ovaert                        . Senior Vice President and
Age: 43                               Department Head at The Northern
50 South LaSalle Street               Trust Company overseeing Fund
Chicago, IL 60675                     Accounting, Transfer Agent and
Treasurer since 2002                  Fund Administration functions
                                      since 1998.
-----------------------------------------------------------------------

Susan J. Hill                       . Senior Vice President of
Age: 48                               Compliance of Northern Trust
50 South LaSalle Street               Global Investments
Chicago, IL 60675                     Administration since 2004; Vice
Chief Compliance Officer since 2004   President of Compliance of
                                      Northern Trust Global
                                      Investments Administration since
                                      2000; Vice President at Van
                                      Kampen Investments from 1992 to
                                      2000.
-----------------------------------------------------------------------

Wes L. Ringo                        . Senior Vice President of
Age: 53                               Northern Trust Investments, N.A.
50 South LaSalle Street               and Compliance Director of
Chicago, IL 60675                     Northern Trust Securities, Inc.
Anti-Money Laundering                 since 2001; Managing Director,
Compliance Officer since 2002         Assistant General Counsel and
                                      Director of Regulatory Affairs
                                      of U.S. Bancorp Piper Jaffrey
                                      from 1996 to 2001.
-----------------------------------------------------------------------

Brian R. Curran                     . Vice President and Director of
Age: 37                               Fund Administration at PFPC Inc.
4400 Computer Drive                   since 1997.
Westborough, MA 01581
Vice President since 1999
-----------------------------------------------------------------------

Stuart Schuldt                      . Senior Vice President and
Age: 42                               Division Manager of Fund
50 South LaSalle Street               Administration and Fund
Chicago, IL 60675                     Accounting at The Northern Trust
Assistant Treasurer since 2002        Company.

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 111 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       TRUSTEES AND OFFICERS (continued)
                                                              NOVEMBER 30, 2004






NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------

Jeffrey A. Dalke, Esq.         . Partner in the law firm of
Age: 54                          Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000
------------------------------------------------------------------

Linda J. Hoard, Esq.           . Senior Counsel and Vice
Age: 57                          President at PFPC Inc. since
4400 Computer Drive              1998.
Westborough, MA 01581
Assistant Secretary since 1999
------------------------------------------------------------------

Lori V. Russell, Esq.          . Associate Counsel and Director
Age: 33                          at PFPC Inc. since 2002;
4400 Computer Drive              Associate Counsel at Investors
Westborough, MA 01581            Bank & Trust Company (a
Assistant Secretary since 2003   financial service provider) from
                                 2001 to 2002; Manager in the
                                 Regulatory Administration
                                 Department of PFPC Inc. prior
                                 thereto.
------------------------------------------------------------------

EQUITY PORTFOLIOS 112 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----
       FOR MORE INFORMATION
                                                              NOVEMBER 30, 2004



  PORTFOLIO HOLDINGS
  Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q will be available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

  PROXY VOTING
  A description of Northern Institutional Funds' Proxy Vot-
   ing Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800/637-1380.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 113 EQUITY PORTFOLIOS

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                                                               NIF ANR EQTY 1/05

--------------------------------------------------------------------------------

(C)2005 Northern Institutional Funds
Northern Funds Distributors, LLC, not affiliated with Northern Trust

                                                           ---------------------

                                                                 PRSRT STD
                                                                U.S. POSTAGE
                                                                    PAID
                                                               LANCASTER, PA
                                                              PERMIT NO. 1793

                                                           ---------------------

50 South LaSalle Street
P.O. Box 75986
Chicago, Illinois 60675-5986
800/637-1380
northerninstitutionalfunds.com

----------------------------
NORTHERN INSTITUTIONAL FUNDS
----------------------------

     [LOGO] Managed by Northern Trust

                                                               November 30, 2004

                                                                   annual report
--------------------------------------------------------------------------------

                                                                        NORTHERN
                                                             INSTITUTIONAL FUNDS
                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST NORTHERN for investment solutions
--------------------------------------------------------------------------------

                               [Logo Appears here]

--------------------------------------------------------------------------------
                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

The report has been prepared for the general information of Northern Institutional Funds Liquid Assets Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Liquid Assets Portfolio prospectus, which contains more complete information about Northern Institutional Funds Liquid Assets Portfolio's investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC, not
affiliated with Northern Trust.

                                NOT FDIC INSURED
                        May lose value/No bank guarantee

--------------------------------------------------------------------------------

2    PORTFOLIO MANAGEMENT COMMENTARY

3    STATEMENT OF ASSETS AND LIABILITIES

4    STATEMENT OF OPERATIONS

5    STATEMENT OF CHANGES IN NET ASSETS

6    FINANCIAL HIGHLIGHTS

7    SCHEDULE OF INVESTMENTS

11   ABBREVIATIONS AND OTHER INFORMATION

12   NOTES TO THE FINANCIAL STATEMENTS

14   REPORT OF INDEPENDENT REGISTERED PUBLIC
     ACCOUNTING FIRM

15   FUND EXPENSES

16   TRUSTEES AND OFFICERS

20   FOR MORE INFORMATION

--------------------------------------------------------------------------------

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   1   LIQUID ASSETS PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIQUID ASSETS PORTFOLIO                          John Tungol - Portfolio Manager
--------------------------------------------------------------------------------

Monetary policy played a vital role as a catalyst for economic growth in 2004. A carry-over from the interest rate easings of 2003, the historically low federal funds rate of 1.00 percent earlier this year created a supportive and friendly environment for consumer, business and fiscal spending. Positive signs in the form of torrid housing market sales, robust manufacturing activity and optimistic consumer sentiment later prompted the Federal Reserve to begin removing its accommodative policy at a "measured" pace. Perhaps in a bid to stay ahead of inflationary pressures, the Fed commenced its interest rate policy shift at the June FOMC meeting with an initial quarter-point rate increase. Through the end of November, the Fed continued to tighten monetary policy with three additional quarter-point hikes.

In this environment, the Liquid Assets Portfolio posted a total return of 1.24 percent for the 12-month period ended November 30, 2004, while its benchmark -- the iMoneyNet(TM) First Tier Institutional category -- returned 0.94 percent. The Portfolio's Current 7-Day Yield as of November 30, 2004 was 1.97 percent.

Our strategy during the past year focused primarily on the Fed's directives for interest rates. This translated into maintaining a below-average duration for most of the period, given the backdrop of rising rates. Additionally, our strategy allowed us a high level of flexibility to take advantage of movements in short-term rates. We also elected to add to the Portfolio's position in variable rate instruments, which we have been targeting at approximately one-third of assets. These holdings, which reset to LIBOR, were selectively added to the Portfolio to enhance its return.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance data current to the most recent month-end is available by calling 312/630-0786.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolios seek to maintain a value of $1.00 per share, it is possible to lose money by investing.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 11/30/04. In the absence of fee waivers, the Current 7-Day Yield for the Liquid Assets Portfolio would have been 1.70% as of 11/30/04.

We compare our Portfolios to the iMoneyNet Money Fund Report Averages(TM), which are composites of professionally managed money market investments with similar investment objectives.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   2   LIQUID ASSETS PORTFOLIO

--------------------------------------------------------------------------------
                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                         LIQUID
Amounts in thousands,                                                    ASSETS
except per share data                                                  PORTFOLIO
---------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                                         $1,568,692
Repurchase agreements, at cost which approximates fair value              499,945
Cash                                                                           24
Interest income receivable                                                  1,429
Receivable from affiliated administrator                                        7
Prepaid and other assets                                                       11
Total Assets                                                            2,070,108
---------------------------------------------------------------------------------
LIABILITIES:
Distributions payable to shareholders                                       3,202
Accrued co-administration fees                                                168
Accrued registration fees and other liabilities                                19
Total Liabilities                                                           3,389
---------------------------------------------------------------------------------
Net Assets                                                             $2,066,719
---------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                                          $2,066,628
Accumulated undistributed net investment income                                98
Accumulated net realized loss                                                  (7)
Net Assets                                                             $2,066,719
---------------------------------------------------------------------------------
Total Shares Outstanding (no par value, unlimited shares authorized)    2,066,627
Net Asset Value, Redemption and Offering Price Per Share               $     1.00
---------------------------------------------------------------------------------

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   3   LIQUID ASSETS PORTFOLIO

--------------------------------------------------------------------------------
                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS              FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                         LIQUID
                                                         ASSETS
Amounts in thousands                                   PORTFOLIO
----------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                         $22,348
EXPENSES:
Investment advisory fees                                  4,118
Co-administration fees                                    1,648
Custody                                                     216
Transfer agent fees                                           1
Printing                                                     12
Professional fees                                            28
Trustee fees and expenses                                    29
Other                                                        21
----------------------------------------------------------------
Total Expenses:                                           6,073
   Less voluntary waivers of
      Investment advisory fees                           (4,118)
      Custody fees                                         (215)
      Transfer agent fees                                    (1)
   Less expenses reimbursed by Administrator                (89)
   Less custodian credits                                    (1)
   Net Expenses                                           1,649
----------------------------------------------------------------
Net Investment Income                                    20,699
----------------------------------------------------------------
NET REALIZED LOSS:
Net realized loss on investments                             (1)
   Net Loss on Investments                                   (1)
----------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations    $20,698
----------------------------------------------------------------

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   4   LIQUID ASSETS PORTFOLIO

--------------------------------------------------------------------------------
                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS       FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                        LIQUID
                                                                        ASSETS
                                                                      PORTFOLIO
                                                             --------------------------
Amounts in thousands                                             2004           2003
---------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                        $     20,699   $    11,524
Net realized losses on investment transactions                         (1)           (6)
   Net Increase in Net Assets Resulting from Operations            20,698        11,518
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: /(1)/
Proceeds from shares sold                                      14,363,228     8,538,168
Payments for shares redeemed                                  (13,598,443)   (8,007,193)
   Net Increase in Net Assets Resulting from Capital Share
      Transactions                                                764,785       530,975
---------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                                        (20,699)      (11,524)
   Total Distributions Paid                                       (20,699)      (11,524)
---------------------------------------------------------------------------------------
Total Increase in Net Assets                                      764,784       530,969
NET ASSETS:
Beginning of year                                               1,301,935       770,966
End of year                                                  $  2,066,719   $ 1,301,935
---------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Income              $         98   $        98
---------------------------------------------------------------------------------------

/(1)/ The number of shares sold and redeemed approximates the dollar amount of transactions.

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   5   LIQUID ASSETS PORTFOLIO

--------------------------------------------------------------------------------
                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS           FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                          LIQUID ASSETS PORTFOLIO
                                                              -----------------------------------------------
Selected per share data                                          2004          2003        2002     2001/(3)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $     1.00    $     1.00   $   1.00   $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.01          0.01       0.02       0.01
   Total Income from Investment Operations                          0.01          0.01       0.02       0.01
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.01)        (0.01)     (0.02)     (0.01)
   Total Distributions Paid                                        (0.01)        (0.01)     (0.02)     (0.01)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $     1.00    $     1.00   $   1.00   $   1.00
------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                  1.24%         1.16%      1.96%      0.90%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                       $2,066,719    $1,301,935   $770,966   $617,093
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements                      0.10%         0.10%      0.10%      0.10%
   Expenses, before waivers and reimbursements                      0.37%         0.37%      0.38%      0.39%
   Net investment income, net of waivers and reimbursements         1.26%         1.13%      1.93%      3.01%
   Net investment income, before waivers and reimbursements         0.99%         0.86%      1.65%      2.72%
-------------------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

/(2)/ Annualized for periods less than one year.

/(3)/ For the period August 15, 2001 (commencement of operations) through
     November 30, 2001.

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   6   LIQUID ASSETS PORTFOLIO

--------------------------------------------------------------------------------
                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
LIQUID ASSETS PORTFOLIO

                                                            PRINCIPAL
                                                              AMOUNT      VALUE
                                                              (000S)     (000S)
--------------------------------------------------------------------------------
ASSET-BACKED NOTES - 0.6%
--------------------------------------------------------------------------------
Auto Receivables - 0.1%
   Wachovia Auto Owner Trust,
      Series 2004-A, Class A1,
      1.57%, 6/20/05                                         $ 1,973    $  1,973
--------------------------------------------------------------------------------
International Receivables - 0.5%
   Permanent Financing PLC, FRN,
      Series 6, Class 1A,
      2.10%, 12/10/04                                         10,000      10,000
--------------------------------------------------------------------------------
Total Asset-Backed Notes
--------------------------------------------------------------------------------
(Cost $11,973)                                                            11,973
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 14.1%
--------------------------------------------------------------------------------
Domestic Depository Institutions - 2.2%

   Citibank, New York,
      2.31%, 2/23/05                                           9,000       9,000
      2.35%, 2/28/05                                           3,000       3,000
   Discover Bank, Delaware,
      2.06%, 12/6/04                                          10,000      10,000
   Washington Mutual Bank, FA, Stockton, California,
      1.90%, 12/7/04                                           6,000       6,000
      1.98%, 12/23/04                                          5,000       5,000
      2.27%, 2/2/05                                            2,000       2,000
   Wells Fargo Bank, N.A., San Francisco, California,
      1.84%, 12/1/04                                          11,000      11,000
--------------------------------------------------------------------------------
                                                                          46,000
--------------------------------------------------------------------------------
Foreign Depository Institutions - 11.9%
   Banco Bilbao Vizcaya Argentaria, New York Branch,
      2.02%, 12/31/04                                          5,000       5,000
   Barclays Bank PLC, New York Branch, FRN,
      2.02%, 12/13/04                                         10,000       9,999
      2.11%, 12/27/04                                         30,000      29,997
   BNP Paribas, New York Branch, FRN,
      1.86%, 12/24/04                                         20,000      19,999
   CALYON, New York Branch,
      1.29%, 12/31/04                                          3,000       3,000
   CIBC, New York Branch, FRN,
      2.13%, 12/29/04                                         15,000      14,999
   Credit Suisse First Boston, New York Branch,
      1.91%, 12/7/04                                           6,000       6,000
      2.10%, 3/29/05                                           2,000       2,000
   HBOS Treasury Services, London Branch,
      2.10%, 3/29/05                                           4,000       4,000
      2.22%, 6/10/05                                           3,000       3,000
   Lloyds Bank, New York Branch,
      1.74%, 12/6/04                                           3,000       3,000
      2.53%, 8/9/05                                           10,000      10,000
   Lloyds TSB Bank, New York Branch, FRN,
      1.85%, 12/29/04                                         15,000      14,998
   Nordea Bank Finland, New York Branch, FRN,
      2.02%, 12/9/04                                           5,000       5,000
      1.79%, 12/13/04                                          5,000       4,996
      2.08%, 12/20/04                                         10,000      10,000
      2.12%, 12/29/04                                         10,000       9,998
   Rabobank Nederland NV, New York Branch, FRN,
      1.85%, 12/24/04                                         15,000      14,998
   Royal Bank of Scotland, New York Branch, FRN,
      2.00%, 12/9/04                                          20,000      19,997
   Societe Generale, London Branch,
      2.00%, 3/7/05                                            7,000       7,000
      2.21%, 6/10/05                                           2,000       2,000
      2.59%, 8/12/05                                           2,000       2,000
   Societe Generale, New York Branch, FRN,
      1.90%, 12/30/04                                       $  5,000    $  5,000
   Standard Chartered Bank,
      2.27%, 2/1/05                                            2,000       2,000
   Toronto Dominion Bank, New York Branch,
      2.02%, 3/10/05                                           2,000       2,000
      2.30%, 5/3/05                                           10,000      10,000
      2.30%, 5/12/05                                           5,000       4,998
      2.19%, 6/9/05                                            1,000       1,000
      2.52%, 8/9/05                                            6,000       6,000
   UBS AG, Stamford Branch,
      2.53%, 8/9/05                                           10,000      10,000
   Unicredito Italiano, London Branch,
      2.02%, 3/17/05                                           2,000       2,000
--------------------------------------------------------------------------------
                                                                         244,979
--------------------------------------------------------------------------------
Total Certificates of Deposit
--------------------------------------------------------------------------------
(Cost $290,979)                                                          290,979
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMERCIAL PAPER - 36.5%
--------------------------------------------------------------------------------
Auto Receivables - 2.3%
   FCAR1 Owner Trust,
      2.09%, 1/18/05                                           5,000       4,986
      2.00%, 3/2/05                                            2,000       1,990
   Ford Credit Floorplan Master Owner Trust A,
      Motown Funding LLC, Series 2002-1, /(1)/
      2.04%, 12/22/04                                         25,000      24,970
      2.18%, 1/7/05                                           16,000      15,964
--------------------------------------------------------------------------------
                                                                          47,910
--------------------------------------------------------------------------------
Bank Holding Companies - 0.7%
   Bank of America Corp.,
      2.03%, 3/21/05                                           5,000       4,969
   Citicorp,
      1.93%, 12/14/04                                          3,000       2,998
      2.25%, 1/25/05                                           7,000       6,976
--------------------------------------------------------------------------------
                                                                          14,943
--------------------------------------------------------------------------------
Collateralized Loan Obligations - 0.4%
   Moat Funding LLC,
      2.20%, 1/25/05                                           8,000       7,973
--------------------------------------------------------------------------------
Credit Card Master Trusts - 4.7%
   Capital One Multi Execution Trust, Nova Notes, /(1)/
      2.23%, 1/14/05                                          15,000      14,959
   Citibank Credit Card Master Trust, Dakota Certificates,
      2.05%, 12/6/04                                           7,000       6,998
      1.92%, 12/14/04                                          3,000       2,998
      2.13%, 1/6/05                                           25,000      24,947
      2.18%, 1/10/05                                          21,000      20,949
   MBNA Credit Card Master Trust, Emerald Certificates,
      /(1)/
      1.91%, 12/9/04                                          10,000       9,996
      1.96%, 12/16/04                                          5,000       4,996
      2.08%, 1/5/05                                            5,000       4,990
      2.27%, 1/19/05                                           7,000       6,978
--------------------------------------------------------------------------------
                                                                          97,811
--------------------------------------------------------------------------------
Foreign Depository Institutions - 0.1%
   Banco Santander Central Hispano,
      2.08%, 3/22/05                                           2,000       1,987
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   7   LIQUID ASSETS PORTFOLIO

--------------------------------------------------------------------------------
                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
LIQUID ASSETS PORTFOLIO (continued)

                                                            PRINCIPAL
                                                              AMOUNT      VALUE
                                                              (000S)      (000S)
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 36.5% - CONTINUED
--------------------------------------------------------------------------------
Multi-Seller Conduits - 20.4%
   Amstel Funding Corp.,
      1.75%, 12/6/04                                         $ 2,000    $  1,999
      2.00%, 12/27/04                                          6,000       5,991
      1.83%, 12/30/04                                          3,000       2,995
      1.88%, 1/27/05                                           3,000       2,991
      1.89%, 1/31/05                                           2,000       1,994
      2.34%, 2/28/05                                           4,000       3,977
      2.02%, 3/17/05                                           5,000       4,970
   Amsterdam Funding,
      1.93%, 12/6/04                                          15,000      14,996
      1.91%, 12/13/04                                         15,000      14,990
      2.11%, 12/29/04                                          4,000       3,993
   Apreco,
      2.05%, 12/9/04                                           3,000       2,999
   Atlantic Asset Securitization Corp.,
      2.08%, 12/13/04                                         10,000       9,993
   Bryant Park Funding LLC,
      1.98%, 12/1/04                                           7,000       7,000
      1.91%, 12/9/04                                           6,000       5,997
      2.19%, 1/10/05                                           8,000       7,981
   Charta Corp.,
      1.95%, 12/15/04                                          7,000       6,995
      1.97%, 12/16/04 /(1)/                                    7,000       6,994
      2.19%, 1/10/05                                           5,000       4,988
      2.23%, 1/19/05                                           6,000       5,982
      2.26%, 1/25/05                                          14,000      13,952
      2.26%, 1/26/05                                           2,000       1,993
      2.28%, 2/2/05                                            4,000       3,984
      2.14%, 2/4/05                                           28,000      27,892
   Clipper Receivables Corp.,
      2.08%, 12/1/04                                          30,000      30,000
      1.99%, 12/13/04                                          8,000       7,995
      2.02%, 12/16/04                                          5,000       4,996
      2.06%, 1/20/05                                           8,000       7,977
   Corporate Receivables Corp.,
      2.13%, 2/2/05                                           11,350      11,308
   Crown Point Capital Co.,
      2.07%, 1/18/05                                           8,000       7,978
   Edison Asset Securitization,
      2.00%, 3/15/05                                           2,000       1,988
   Galleon Capital Corp.,
      1.91%, 12/8/04                                           6,000       5,998
      2.01%, 12/13/04                                          8,000       7,995
      2.06%, 12/14/04                                         15,000      14,989
   Gemini Securitization,
      1.92%, 12/13/04                                          6,000       5,996
      2.25%, 1/25/05                                           5,000       4,983
   Hatteras Funding Corp.,
      1.96%, 12/27/04                                          5,000       4,993
   Legacy Capital LLC,
      2.29%, 2/15/05                                           5,000       4,976
      2.03%, 3/4/05                                            5,000       4,974
   Lexington Parker Capital,
      2.37%, 12/9/04, FRCP                                    20,000      19,999
      2.04%, 12/14/04, FRCP                                    2,000       2,000
      2.13%, 2/8/05                                            8,000       7,967
      2.00%, 3/1/05 /(1)/                                     15,000      14,925
      2.02%, 3/8/05                                            2,000       1,989
   Sheffield Receivables Corp.,
      1.99%, 12/2/04                                          20,000      19,999
      2.06%, 12/15/04                                          5,000       4,996
      2.19%, 1/13/05                                          10,000       9,974
   Tannehill Capital Co. LLC,
      2.06%, 12/14/04                                        $10,000    $  9,993
      2.06%, 1/20/05                                           8,000       7,977
   Variable Funding,
      2.03%, 12/7/04                                          10,000       9,997
   Victory Receivables Corp.,
      2.02%, 12/2/04                                          12,000      11,999
   Yorktown Capital LLC,
      2.09%, 12/20/04                                          7,000       6,992
--------------------------------------------------------------------------------
                                                                         421,599
--------------------------------------------------------------------------------
Non-Depository Personal Credit - 0.2%
   General Electric Capital Corp.,
      2.03%, 3/16/05                                           4,000       3,976
--------------------------------------------------------------------------------
Other Receivables - 0.5%
   Thornburg Mortgage Capital Resources,
      2.13%, 12/15/04                                         10,000       9,992
--------------------------------------------------------------------------------
Security and Commodity Brokers - 0.5%
   Morgan Stanley, FRCP,
      2.13%, 12/1/04                                          10,000      10,000
--------------------------------------------------------------------------------
Single Seller Conduits - 0.6%
   Blue Spice LLC,
      1.87%, 12/10/04                                          3,000       2,999
   Ticonderoga Funding LLC, /(1)/
      2.00%, 12/2/04                                          10,000       9,999
--------------------------------------------------------------------------------
                                                                          12,998
--------------------------------------------------------------------------------
Structured Investment Vehicles - 6.1%
   Cancara Asset Securitization Ltd.,
      2.19%, 1/14/05                                           6,000       5,984
   Dorada Finance, Inc., /(1)/
      2.02%, 3/8/05                                            5,000       4,973
   Mane Funding Corp.,
      2.04%, 1/18/05                                           8,000       7,978
   Perry Global Funding LLC,
      2.04%, 1/19/05                                           3,000       2,992
      2.13%, 1/26/05                                          10,000       9,967
      2.32%, 2/23/05                                           4,000       3,978
   Scaldis Capital LLC,
      2.10%, 12/20/04                                          5,000       4,994
      2.25%, 1/25/05                                          10,000       9,966
   Sigma Finance, Inc.,
      2.32%, 2/22/05                                           3,000       2,984
   Solitaire Funding LLC,
      2.01%, 12/7/04                                          15,000      14,995
      1.94%, 12/30/04                                         10,000       9,984
   Surrey Funding Corp.,
      2.10%, 12/20/04                                          6,000       5,993
      2.09%, 1/4/05                                            4,000       3,992
      2.17%, 1/11/05                                          15,000      14,963
      2.28%, 1/31/05                                          10,000       9,961
      2.12%, 2/1/05                                            5,000       4,982
   White Pine Finance, LLC,
      2.10%, 12/20/04, FRCP                                    5,000       5,000
      2.02%, 3/1/05 /(1)/                                      2,000       1,990
--------------------------------------------------------------------------------
                                                                         125,676
--------------------------------------------------------------------------------
Total Commercial Paper
--------------------------------------------------------------------------------
(Cost $754,865)                                                          754,865
--------------------------------------------------------------------------------
CORPORATE NOTES/BONDS - 17.7%
--------------------------------------------------------------------------------
Bank Holding Company - 0.2%
   JP Morgan Chase & Co., FRN,
      2.61%, 2/24/05                                           5,000       5,004
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 8 LIQUID ASSETS PORTFOLIO

--------------------------------------------------------------------------------
                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
LIQUID ASSETS PORTFOLIO (continued)

                                                            PRINCIPAL
                                                             AMOUNT       VALUE
                                                             (000S)      (000S)
--------------------------------------------------------------------------------
CORPORATE NOTES/BONDS - 17.7% - CONTINUED
--------------------------------------------------------------------------------
Domestic Depository Institutions - 5.0%
   American Express Bank, FSB, FRN,
      2.06%, 12/15/04                                        $15,000    $ 14,999
      2.15%, 12/29/04                                         15,000      14,999
   American Express Centurion Bank, FRN,
      2.05%, 12/13/04                                          2,000       2,000
      2.14%, 12/27/04                                         15,000      15,000
   Bank One, N.A., FRN,
      1.88%, 12/15/04                                          5,000       5,001
   National City Bank, Cleveland, FRN,
      1.92%, 12/1/04                                          10,000       9,998
      2.08%, 12/20/04                                          5,000       5,000
      2.06%, 12/3/05                                           5,250       5,250
      2.19%, 2/9/05                                           15,000      15,002
      2.26%, 2/22/05                                          10,000       9,999
   U.S. Bank, N.A., FRN,
      1.82%, 12/6/04                                           6,000       6,002
--------------------------------------------------------------------------------
                                                                         103,250
--------------------------------------------------------------------------------
Foreign Depository Institutions - 1.5%
   Nationwide Building Society, FRN, /(1)/
      1.96%, 12/28/04                                          5,000       5,000
   Royal Bank of Canada, FRN,
      2.10%, 12/10/04                                         15,000      15,000
   Westpac Banking Corp., FRN,
      1.85%, 12/13/04                                         10,000      10,000
--------------------------------------------------------------------------------
                                                                          30,000
--------------------------------------------------------------------------------
Insurance Carriers - 0.9%
   Allstate Life Global Funding II, FRN, /(1)/
      2.10%, 12/15/04                                         10,000      10,000
   MET Life, GIC, FRN, /(1)/
      2.14%, 12/15/04                                         10,000      10,000
--------------------------------------------------------------------------------
                                                                          20,000
--------------------------------------------------------------------------------
Non-Depository Personal Credit - 3.6%
   American Express Credit Corp., FRN,
      2.15%, 12/20/04                                         11,115      11,118
   American General Finance Corp., FRN,
      2.29%, 12/17/04                                         10,000      10,002
   American Honda Finance, FRN, /(1)/
      1.93%, 12/10/04                                         15,000      15,007
      2.18%, 1/13/05                                           3,000       3,005
   Countrywide Home Loan, FRN,
      2.01%, 12/23/04                                          2,000       1,999
   General Electric Capital Corp., FRN,
      2.17%, 12/9/04                                          15,000      15,008
      2.01%, 12/15/04                                         13,380      13,387
   SLM Corp., FRN, /(1)/
      2.02%, 12/1/04                                           5,000       5,000
--------------------------------------------------------------------------------
                                                                          74,526
--------------------------------------------------------------------------------
Security and Commodity Brokers - 2.6%
   Credit Suisse First Boston U.S.A.,
      Inc., FRN, MTN,
      2.60%, 2/22/05                                           2,000       2,001
   Lehman Brothers Holdings, FRN,
      2.21%, 12/22/04                                          5,000       5,000
   Merrill Lynch & Co., FRN,
      2.24%, 12/13/04                                         15,000      15,012
      2.30%, 1/28/05                                           5,000       5,005
      2.51%, 2/23/05                                          15,000      15,016
   Morgan Stanley, FRN,
      2.20%, 12/27/04                                         12,000      12,000
--------------------------------------------------------------------------------
                                                                          54,034
--------------------------------------------------------------------------------
Structured Investment Vehicles - 2.6%
   Beta Finance, Inc., FRN, MTN, /(1)/
      2.11%, 12/17/04                                        $15,000    $ 15,000
      2.04%, 12/15/04                                          5,000       4,999
      2.40%, 2/28/05                                           5,000       5,002
   CC U.S.A., Inc., FRN, MTN, /(1)/
      2.07%, 12/9/04                                           5,000       5,001
      2.26%, 2/22/05                                           8,000       8,000
   Dorada Finance, Inc., FRN, /(1)/
      2.18%, 12/1/04                                          15,000      15,002
--------------------------------------------------------------------------------
                                                                          53,004
--------------------------------------------------------------------------------
Transportation Equipment - 1.3%
   American Honda Finance, FRN, /(1)/
      1.92%, 12/8/04                                          12,000      12,007
      2.40%, 2/21/05                                          15,000      15,012
--------------------------------------------------------------------------------
                                                                          27,019
--------------------------------------------------------------------------------
Total Corporate Notes/Bonds
--------------------------------------------------------------------------------
(Cost $366,837)                                                          366,837
--------------------------------------------------------------------------------
EURODOLLAR TIME DEPOSITS - 2.3%
--------------------------------------------------------------------------------
Domestic Depository Institutions - 1.2%
   Bank of America, Grand Cayman,
      2.00%, 12/1/04                                           5,000       5,000
   Wells Fargo Bank N.A., San Francisco,
      Grand Cayman,
      2.03%, 12/1/04                                          20,000      20,000
--------------------------------------------------------------------------------
                                                                          25,000
--------------------------------------------------------------------------------
Foreign Depository Institutions - 1.1%
   Banco Espanol de Credito, Grand
      Cayman,
      2.24%, 1/24/05                                           8,000       8,000
   Banco Popular Espanol, Madrid,
      1.75%, 12/9/04                                           1,000       1,000
      1.71%, 12/13/04                                          1,000       1,000
      2.32%, 5/5/05                                            4,000       4,000
   Fortis Bank, Brussels, Belgium,
      1.90%, 2/1/05                                            1,000       1,000
   Lloyds Bank, London,
      2.04%, 3/10/05                                           2,000       2,000
   Societe Generale, Paris, France,
      1.93%, 2/2/05                                            5,000       5,000
--------------------------------------------------------------------------------
                                                                          22,000
--------------------------------------------------------------------------------
Total Eurodollar Time Deposits
--------------------------------------------------------------------------------
(Cost $47,000)                                                            47,000
--------------------------------------------------------------------------------
MUNICIPAL INVESTMENTS - 3.1%
--------------------------------------------------------------------------------
Administration of Environmental and
   Housing Programs - 0.9%
   State of Texas G.O. Taxable,
      Veterans' Land
      Refunding Bonds, Series 2000A,
         2.07%, 12/7/04                                       18,970      18,970
--------------------------------------------------------------------------------
Educational Services - 0.3%
   Savannah, Georgia, College of Art and
      Design, Taxable VRDB,
      Series 2004,
         2.18%, 12/7/04                                        5,900       5,900
--------------------------------------------------------------------------------
Electric Services - 0.3%
   M-S-R Public Power Agency,
      California, Taxable,
      Series 1998G, San Juan Project,
         2.08%, 12/7/04                                        5,700       5,700
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   9   LIQUID ASSETS PORTFOLIO

--------------------------------------------------------------------------------
                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2004
--------------------------------------------------------------------------------
LIQUID ASSETS PORTFOLIO (continued)

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)      (000S)
--------------------------------------------------------------------------------
MUNICIPAL INVESTMENTS - 3.1% - CONTINUED
--------------------------------------------------------------------------------
Executive, Legislative and General
   Government - 0.3%
   Cook County, Illinois, G.O. Taxable Bonds,
      Series 2004D,
      2.20%, 12/7/04                                      $  5,000   $    5,000
--------------------------------------------------------------------------------
Gas and Combined Utilities - 0.2%
   Gainesville, Florida Utility System,
      CP, Taxable,
      Series D,
      2.07%, 12/6/04                                         4,831        4,829
--------------------------------------------------------------------------------
Public Finance Tax and Monetary - 0.7%
   Oakland-Alameda County Coliseum
      Authority CP Taxable,
      Series 1996 A-1, Oakland Coliseum Arena,
         2.05%, 12/6/04                                     10,000       10,000
         2.30%, 2/3/05                                       5,000        5,000
--------------------------------------------------------------------------------
                                                                         15,000
--------------------------------------------------------------------------------
Water Services - 0.4%
   Olivenhain California Municipal Water
      District COP,
      Taxable, Series 2002,
         2.13%, 12/7/04                                      7,640        7,640
--------------------------------------------------------------------------------
Total Municipal Investments
--------------------------------------------------------------------------------
(Cost $63,039)                                                           63,039
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 1.6% /(2)/
--------------------------------------------------------------------------------
Fannie Mae - 1.6%
   FNMA FRN,
      2.07%, 12/18/04                                       30,000       29,999
   FNMA Note,
      1.55%, 5/4/05                                          4,000        4,000
--------------------------------------------------------------------------------
                                                                         33,999
--------------------------------------------------------------------------------
Total U.S. Government Agencies
--------------------------------------------------------------------------------
(Cost $33,999)                                                           33,999
--------------------------------------------------------------------------------
Investments, at Amortized Cost
   ($1,568,692)                                                       1,568,692
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 24.2%
--------------------------------------------------------------------------------
(Colld. at a minimum of 102% by U.S.
   Treasury Bonds/Notes)
Joint Repurchase Agreements - 2.4%
   Bank of America Securities LLC,
      dated 11/30/04,
      repurchase price $16,649
      1.94%, 12/1/04                                        16,648       16,648
   Morgan Stanley & Co., Inc., dated
      11/30/04,
      repurchase price $11,100
      1.94%, 12/1/04                                        11,099       11,099
   Societe Generale, New York Branch,
      dated 11/30/04,
      repurchase price $5,550
      1.95%, 12/1/04                                         5,550        5,550
   UBS Securities LLC, dated 11/30/04,
      repurchase price $16,649
      1.96%, 12/1/04                                        16,648       16,648
--------------------------------------------------------------------------------
                                                                         49,945
--------------------------------------------------------------------------------
(Colld. at a minimum of 102% by U.S.
   Government/Agency Securities)
Repurchase Agreements - 21.8%
   Credit Suisse First Boston Corp.,
       dated 11/30/04,
      repurchase price $145,008
      2.08%, 12/1/04                                      $145,000   $  145,000
   Lehman Brothers, Inc., dated
      11/30/04,
      repurchase price $75,004
      2.09%, 12/1/04                                        75,000       75,000
   Merrill Lynch, dated 11/30/04,
      repurchase price $110,006
      2.08%, 12/1/04                                       110,000      110,000
   UBS Securities LLC, dated 11/30/04,
      repurchase price $120,007
      2.08%, 12/1/04                                       120,000      120,000
--------------------------------------------------------------------------------
                                                                        450,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
--------------------------------------------------------------------------------
(Cost $499,945)                                                         499,945
--------------------------------------------------------------------------------
Total Investments - 100.1%
--------------------------------------------------------------------------------
(Cost $2,068,637) /(3)/                                               2,068,637
   Liabilities less Other Assets - (0.1)%                                (1,918)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $2,066,719
--------------------------------------------------------------------------------

/(1)/ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, the value of these securities amounted to approximately $249,769,000 or 12.1% of net assets.
/(2)/ The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
/(3)/ The cost for federal income tax purpose was $2,068,637.

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   10   LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------
ABBREVIATIONS AND OTHER INFORMATION
--------------------------------------------------------------------------------

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

Amortized cost also represents cost for federal income tax purposes.

Interest rates are reset daily and interest is payable monthly with re-spect to all joint repurchase agreements.

--------------------------------------------------------------------------------
                        EXPLANATION OF ABBREVIATIONS USED
                     THROUGHOUT THE SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Colld.   Collateralized

COP      Certificate of Participation

CP       Commercial Paper

FNMA     Fannie Mae

FRCP     Floating Rate Commercial Paper

FRN      Floating Rate Notes

GIC      Guaranteed Investment Contract

G.O.     General Obligation

MTN      Medium Term Notes

VRDB     Variable Rate Demand Bond

--------------------------------------------------------------------------------

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   11   LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS                              NOVEMBER 30, 2004
--------------------------------------------------------------------------------

1. ORGANIZATION

Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 23 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Liquid Assets Portfolio (the "Portfolio") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, N.A. ("NTI"), a direct subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for the Liquid Assets Portfolio. Northern Trust also serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Short-term investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JP Morgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago.

The Portfolio and other Portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolio and does not collect any additional fees from the Portfolio. The Portfolio has entered into such joint repurchase agreements at November 30, 2004, as reflected in its accompanying Schedule of Investments.

C) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method.

D) EXPENSES - The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Expenses that are not directly attributable to the Portfolio are typically allocated among the Portfolios of the Trust based on each Portfolio's relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS - The Portfolio's net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carry-forwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset value of the Portfolio.

F) FEDERAL INCOME TAXES - It is the Portfolio's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders. Therefore, no provision is made for federal income taxes.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   12   LIQUID ASSETS PORTFOLIO

--------------------------------------------------------------------------------
                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (continued)                  NOVEMBER 30, 2004
--------------------------------------------------------------------------------

At November 30, 2004, the capital loss carryforward for U.S. federal income tax purposes is $6,000 and expires November 30, 2011. The losses may offset future capital gains with these capital loss carryforwards.

At November 30, 2004, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, is as follows:

                                                                   UNDISTRIBUTED
                                                                     ORDINARY
Amounts in thousands                                                 INCOME *
--------------------------------------------------------------------------------
Liquid Assets                                                         $3,300
--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended November 30, 2004 is as follows:

                                                                DISTRIBUTED FROM
                                                                    ORDINARY
Amounts in thousands                                                INCOME *
--------------------------------------------------------------------------------
Liquid Assets                                                       $18,468
--------------------------------------------------------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets. Until further notice, the investment adviser has voluntarily agreed to waive all of the advisory fee. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2004, reduced advisory fees as shown in the accompanying Statement of Operations.

As compensation for services rendered, including the assumption of the expenses related thereto, the Custodian and Transfer Agent receives compensation based on a pre-determined schedule of charges approved by the Board. Until further notice, the investment adviser has voluntarily agreed to waive all of the Custodian and Transfer Agent fees. The effect of this Custodian and Transfer Agent fee waiver by the investment adviser for the fiscal year ended November 30, 2004, reduced fees as shown on the accompanying Statement of Operations.

The Portfolio has entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. Custodian credits are reflected in the Portfolio's Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI and PFPC, the co-administrators of the Portfolio, are entitled to a monthly co-administration fee at the annual rate of 0.10% of the Portfolio's average daily net assets. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of the Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent and certain extraordinary expenses, exceed on an annualized basis 0.10% of the Portfolio's average daily net assets, NTI as co-administrator will voluntarily reimburse the Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed for the fiscal year ended November 30, 2004, under such agreements are shown in the accompanying Statement of Operations.

Northern Funds Distributors, LLC, the placement agent for the Portfolio, received no compensation under the placement agency agreement.

Certain officers of the Trust are also officers of Northern Trust. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued registration fees and other liabilities" on the Statement of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2004, the amount payable was $3,000.

5. BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50% above the federal funds rate, (ii) 0.45% above IBOR (Inter Bank Offering
Rate) or (iii) 0.45% above LIBOR (London Interbank Offering Rate), at the option of the Trust and in accordance with the terms of the agreement.

The Portfolio had no borrowings under the credit line during the fiscal year ended November 30, 2004.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   13   LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE NORTHERN
INSTITUTIONAL FUNDS
SHAREHOLDERS AND
BOARD OF TRUSTEES:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Liquid Assets Portfolio of the Northern Institutional Funds, as of November 30, 2004, and the related statement of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of the investments owned at November 30, 2004 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liquid Assets Portfolio at November 30, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP
Chicago, Illinois
January 14, 2005

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 14 LIQUID ASSETS PORTFOLIO

--------------------------------------------------------------------------------
                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------
FUND EXPENSES                                      NOVEMBER 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2004 through November 30, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/04 - 11/30/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------
                                       BEGINNING     ENDING
                                        ACCOUNT     ACCOUNT        *EXPENSE
                             EXPENSE     VALUE       VALUE           PAID
                              RATIO      6/1/04     11/30/04   6/1/04 - 11/30/04
--------------------------------------------------------------------------------
Actual                        0.10%    $1,000.00   $1,007.40        $0.50
--------------------------------------------------------------------------------
Hypothetical                  0.10%    $1,000.00   $1,024.50        $0.51 **
--------------------------------------------------------------------------------

* Expenses are calculated using the Portfolio's annualized expense ratio, which represents ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2004. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

** Hypothetical expenses are based on the Portfolio's actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   15   LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       TRUSTEES AND OFFICERS
                                                              NOVEMBER 30, 2004



Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 52 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 23 portfolios and Northern Funds offers 29 portfolios. The Northern Institutional Funds Liquid Assets Portfolio's Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/621-1911, Extension 00786.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and President of         . PepsiAmericas (a soft
Age 69                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson Tull, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, LLC (a management
                           advisory services and private
                           investment company) since 2001;
                         . Chairman and Director of
                           Hussmann International, Inc. (a
                           refrigeration company) from 1998
                           to 2000.
-----------------------------------------------------------------------------------------
Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm  . None
Age 64                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1996;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company);
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company);
                         . Trustee at Dominican University.
-----------------------------------------------------------------------------------------
William J. Dolan, Jr.    . Financial Consultant at Ernst &   . None
Age 72                     Young LLP (an accounting firm)
Trustee since 2000         from 1992 to 1993 and 1997;
                         . Partner of Arthur Andersen LLP
                           (an accounting firm) from 1966
                           to 1989.
-----------------------------------------------------------------------------------------
Sharon Gist Gilliam      . Executive Vice President of       . None
Age 61                     Unison-Maximus, Inc. (an
Trustee since 2001         aviation and governmental
                           consulting company).
-----------------------------------------------------------------------------------------
Sandra Polk Guthman      . CEO of Polk Bros. Foundation (an  . None
Age 60                     Illinois not-for-profit
Trustee since 1997         corporation) since 1993.
                         . Director of MBIA Insurance Corp.
                           of Illinois (a municipal bond
                           insurance company) since 1994.
-----------------------------------------------------------------------------------------
Michael E. Murphy        . President of Sara Lee Foundation  . Coach, Inc.;
Age 68                     (philanthropic organization)      . Payless Shoe Source,
Trustee since 2000         from 1997 to 2001.                 Inc. (a retail shoe store
                                                              business);
                                                             . GATX Corporation
                                                              (a railroad holding
                                                              company);
                                                             . Bassett Furniture
                                                              Industries, Inc.
                                                              (a furniture
                                                              manufacturer).
-----------------------------------------------------------------------------------------
Richard P. Strubel       . Vice Chairman, President and      . Gildan Activewear,
Age 65                     Chief Operating Officer of UNext   Inc. (an athletic
Trustee since 1982         Inc. (a provider of educational    clothing marketing
                           services via the Internet) since   and manufacturing
                           2003 and 1999, respectively;       company);
                         . Director of Cantilever            . Goldman Sachs
                           Technologies (a private software   Mutual Fund
                           company) since 1999;               Complex (63
                         . Trustee at The University of       portfolios).
                           Chicago since 1987;
                         . Managing Director of Tandem
                           Partners, Inc. (a privately held
                           management services firm) until
                           1999.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 16 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       TRUSTEES AND OFFICERS (continued)
                                                              NOVEMBER 30, 2004



  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
Mary Jacobs Skinner, Esq./(3)/ . Partner in the law firm of        . None
Age 47                           Sidley Austin Brown & Wood.
Trustee since 2000
--------------------------------------------------------------------------------------

Stephen Timbers/(3)/           . Vice Chairman of Northern Trust   . USF Corporation;
Age 60                           Corporation and The Northern      . Calamos Mutual
Trustee since 2000               Trust Company from 2003 to 2004;   Fund Complex
                               . President and Chief Executive      (12 portfolios).
                                 Officer of Northern Trust
                                 Investments, N.A. from 2001 to
                                 2004;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation
                                 and Executive Vice President of
                                 The Northern Trust Company from
                                 1998 to 2004.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the 1940 Act. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation; and Mr. Timbers because he is a former officer, director, employee and is a shareholder of Northern Trust Corporation and/or its affiliates.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       TRUSTEES AND OFFICERS (continued)
                                                              NOVEMBER 30, 2004




  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                             FIVE YEARS
-----------------------------------------------------------------------
Lloyd A. Wennlund                   . Executive Vice President since
Age: 47                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60675                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President of Northern Trust
                                      Securities, Inc., and Managing
                                      Executive, Mutual Funds for
                                      Northern Trust Global
                                      Investments since 1989.
-----------------------------------------------------------------------

Eric K. Schweitzer                  . Senior Vice President at
Age: 43                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60675                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000; Managing Director of
                                      Mutual Funds for US Bancorp from
                                      1997 to 2000.
-----------------------------------------------------------------------

Brian Ovaert                        . Senior Vice President and
Age: 43                               Department Head at The Northern
50 South LaSalle Street               Trust Company overseeing Fund
Chicago, IL 60675                     Accounting, Transfer Agent and
Treasurer since 2002                  Fund Administration functions
                                      since 1998.
-----------------------------------------------------------------------

Susan J. Hill                       . Senior Vice President of
Age: 48                               Compliance of Northern Trust
50 South LaSalle Street               Global Investments
Chicago, IL 60675                     Administration since 2004; Vice
Chief Compliance Officer since 2004   President of Compliance of
                                      Northern Trust Global
                                      Investments Administration since
                                      2000; Vice President at Van
                                      Kampen Investments from 1992 to
                                      2000.
-----------------------------------------------------------------------

Wes L. Ringo                        . Senior Vice President of
Age: 53                               Northern Trust Investments, N.A.
50 South LaSalle Street               and Compliance Director of
Chicago, IL 60675                     Northern Trust Securities, Inc.
Anti-Money Laundering                 since 2001; Managing Director,
Compliance Officer since 2002         Assistant General Counsel and
                                      Director of Regulatory Affairs
                                      of U.S. Bancorp Piper Jaffrey
                                      from 1996 to 2001.
-----------------------------------------------------------------------

Brian R. Curran                     . Vice President and Director of
Age: 37                               Fund Administration at PFPC Inc.
4400 Computer Drive                   since 1997.
Westborough, MA 01581
Vice President since 1999
-----------------------------------------------------------------------

Stuart Schuldt                      . Senior Vice President and
Age: 42                               Division Manager of Fund
50 South LaSalle Street               Administration and Fund
Chicago, IL 60675                     Accounting at The Northern Trust
Assistant Treasurer since 2002        Company.

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 18 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       TRUSTEES AND OFFICERS (continued)
                                                              NOVEMBER 30, 2004






NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------

Jeffrey A. Dalke, Esq.         . Partner in the law firm of
Age: 54                          Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000
------------------------------------------------------------------

Linda J. Hoard, Esq.           . Senior Counsel and Vice
Age: 57                          President at PFPC Inc. since
4400 Computer Drive              1998.
Westborough, MA 01581
Assistant Secretary since 1999
------------------------------------------------------------------

Lori V. Russell, Esq.          . Associate Counsel and Director
Age: 33                          at PFPC Inc. since 2002;
4400 Computer Drive              Associate Counsel at Investors
Westborough, MA 01581            Bank & Trust Company (a
Assistant Secretary since 2003   financial service provider) from
                                 2001 to 2002; Manager in the
                                 Regulatory Administration
                                 Department of PFPC Inc. prior
                                 thereto.
------------------------------------------------------------------

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       FOR MORE INFORMATION
                                                              NOVEMBER 30, 2004



  PORTFOLIO HOLDINGS
  Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Form N-Q will be available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

  PROXY VOTING
  A description of Northern Institutional Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800/637-1380.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 20 LIQUID ASSETS PORTFOLIO

--------------------------------------------------------------------------------
(C) 2005 Northern Institutional Funds
Northern Funds Distributors, LLC, not affiliated with Northern Trust

               50 South LaSalle Street
               Chicago, Illinois 60675
               312/630-0786

                               [Logo Appears here]

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). The registrant has not amended its Code of Ethics during the period covered by this report.

(b) The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

(c) The registrant's Code of Ethics is incorporated into this report by reference to its report on Form N-CSR filed on February 6, 2004.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR), serving on its audit committee. William J. Dolan, Jr., is the "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant's Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant's Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) - 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Ernst & Young LLP ("E&Y") related to the registrant. E&Y billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

                                              2004                                               2003
                         ------------------------------------------------   ------------------------------------------------
                                          All fees and     All other fees                    All fees and     All other fees
                         All fees and     services to       and services    All fees and     services to       and services
                          services to       service          to service      services to       service          to service
                           the Trust    affiliates that   affiliates that     the Trust    affiliates that   affiliates that
                           that were       were pre-      did not require     that were       were pre-      did not require
                         pre-approved      approved         pre-approval    pre-approved       approved        pre-approval
                         ------------   ---------------   ---------------   ------------   ---------------   ---------------
(a) Audit Fees            $274,800            N/A              N/A           $265,300            N/A               N/A
(b) Audit-Related Fees    $      0         $15,000(2)           $0           $      0         $15,000(2)            $0
(c) Tax Fees              $ 37,700(1)      $     0              $0           $ 37,700(1)      $     0               $0
(d) All Other Fees        $      0         $     0              $0           $      0         $     0               $0

(1)  Federal and State tax return review, excise tax return review.
(2)  Agreed upon procedures relating to transfer agent.

"Service affiliates" as it relates to the aggregate "Audit Fees," "Tax Fees" and "All Other Fees" that were billed by E&Y for the fiscal years ended November 30, 2004 and November 30, 2003 relate to services rendered on behalf of Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE") and entities controlling, controlled by or under common control with NTI and NTGIE that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant that are reasonably related to the performance of the audit or review of the registrant's financial statements, but not reported as "Audit Fees."

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant's Audit Committee Chart adopted on July 29, 2003, and amended October 28, 2003, to the extent required by applicable regulations, all audit and non-audit services provided by the independent accountants shall either be: (a) pre-approved by the registrant's Audit Committee as a whole; or
(b) between meetings of the Audit Committee by the Chairman of the Audit Committee and the registrant's designated Audit Committee Financial Expert (if any) acting jointly (if both are available or singly (if either is unavailable)), provided that, in each case, such pre-approvals must be report to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved

Beginning with audit service contracts entered into after May 6, 2003, the registrant's Audit Committee pre-approved 100% of the non-audit fees billed to the registrant and its service affiliates.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $52,700 and $52,700 for 2004 and 2003, respectively.

Item 4(h): Non-Audit Services and Independent Accountant's Independence

The registrant's Audit Committee has considered whether the provision of services other than audit services performed by the registrant's independent accountants and service affiliates is compatible with maintaining the accountant's independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Exhibit 99.CODE: Incorporated by reference to the report filed on Form N-CSR on February 6, 2004.

(a)(2) Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Institutional Funds


By (Signature and Title)* /s/ Lloyd A. Wennlund
                          ---------------------------------
                          Lloyd A. Wennlund, President
                          (Principal Executive Officer)

Date: January 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lloyd A. Wennlund
                          ---------------------------------
                          Lloyd A. Wennlund, President
                          (Principal Executive Officer)

Date: January 28, 2005


By (Signature and Title)* /s/ Brian P. Ovaert
                          ---------------------------------
                          Brian P. Ovaert, Treasurer
                          (Principal Financial Officer)

Date: January 28, 2005

* Print the name and title of each signing officer under his or her signature.